UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2022 through June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report

JPMorgan Access Funds

June 30, 2023

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 11, 2023 (Unaudited)

Dear Shareholder,

Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio.”

— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes - both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.

With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023. Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.

Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.

Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire. Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy. In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.

Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.

Sincerely,

Brian S. Shlissel

President - J.P. Morgan Funds

J.P Morgan Asset Management

1-800-480-4111 or www.jpmorganfunds.com for more information

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2023 (Unaudited)

Global equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.

Fixed-income markets generally underperformed developed markets equity. High yield debt (also known as junk bonds) and emerging markets debt provided positive returns for the period, while corporate bonds and sovereign debt had mixed returns.

Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.

Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of 2022 as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices began to recede. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty by the end of 2022.

Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. Following seven consecutive rate increases during the period, the U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.

While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.

2	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.89%
Bloomberg Global Aggregate Index — Hedged USD	0.52%
MSCI World Index (net total return)	18.51%
Access Balanced Composite Benchmark	10.40%

Net Assets as of 6/30/2023 (In Thousands)	$345,957

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income, equity and alternative asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares outperformed the Bloomberg Global Aggregate Index — Hedged USD, its broad-based fixed income benchmark, and underperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, for the twelve months ended June 30, 2023.

The Fund’s underweight allocation to core fixed income and its overall allocation to equity drove its outperformance relative to the Bloomberg Global Aggregate Index — Hedged USD, an all-fixed-income index. The Fund’s overall allocation to fixed income drove its underperformance relative to the MSCI World Index (net total return), an all-equity index.

The Fund’s Class I Shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (net total return) (55%), Bloomberg Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%) for the period.

The Fund’s security selection within core fixed income and its underweight allocation to international developed markets equity were leading detractors from performance relative to the composite benchmark. The Fund’s overweight allocations to extended credit and U.S. equity and its security selection in alternative strategies were leading contributors to performance relative to the composite benchmark.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The Fund remained overweight in equities relative to the composite benchmark, though its equity allocation was trimmed during the period to add to its fixed income allocation amid higher bond yields. During the period, the U.S. remained the Fund’s largest regional allocation.

During the period, the Fund was underweight in fixed income relative to the composite benchmark, with a small position in high yield corporate bonds (also known as junk bonds), which the portfolio managers added to modestly during the period. The Fund’s portfolio managers reduced the Fund’s allocation to core fixed income and increased its allocation to extended credit. The portfolio managers maintained the Fund’s slight overweight allocation to alternative investments.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2023 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	iShares Core S&P 500 ETF	32.0%
2.	Vanguard Total International Bond ETF	18.1
3.	Vanguard Total Bond Market ETF	8.2
4.	Six Circles U.S. Unconstrained Equity Fund	7.6
5.	JPMorgan BetaBuilders Europe ETF	5.7
6.	Six Circles International Unconstrained Equity Fund	4.7
7.	iShares 7-10 Year Treasury Bond ETF	3.9
8.	JPMorgan BetaBuilders Japan ETF	3.0
9.	Lord Abbett Short Duration Income Fund Class F3 Shares	2.1
10.	JPMorgan BetaBuilders Canada ETF	2.1

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	39.5%
Fixed Income	37.5
International Equity	16.9
Alternative Assets	5.1
Short-Term Investments	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

ETF	Exchange-Traded Fund

4	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge*		4.76%	4.18%	4.50%
Without Sales Charge		9.70	5.13	4.98
CLASS C SHARES	January 4, 2010
With CDSC**		8.09	4.62	4.57
Without CDSC		9.09	4.62	4.57
CLASS I SHARES	September 30, 2009	9.89	5.38	5.25

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, Bloomberg Global Aggregate Index — Hedged USD, the MSCI World Index (net total return), the S&P 500 Index and the Access Balanced Composite Benchmark from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Global Aggregate Index — Hedged USD, the Access Balanced Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net total return) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net total return) (55%), Bloomberg Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net total return) (55%), Bloomberg Global Aggregate Index (35%), Bloomberg T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). Up through June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net total return) (50%), Bloomberg U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.44%
MSCI World Index (net total return)	18.51%
Bloomberg Global Aggregate Index — Hedged USD	0.52%
Access Growth Composite Benchmark	14.03%

Net Assets as of 6/30/2023 (In Thousands)	$437,031

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income, equity and alternative asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the MSCI World Index (net total return), its broad-based equity benchmark, and outperformed the Bloomberg Global Aggregate Index — Hedged USD, its broad-based fixed income benchmark, for the twelve months ended June 30, 2023.

The Fund’s overall allocation to fixed income drove underperformance relative to the MSCI World Index (net total return), which is an all-equity index. The Fund’s underweight allocation to core fixed income and its overall allocation to equity drove its outperformance relative to the Bloomberg Global Aggregate Index — Hedged USD, which is an all-fixed income index.

For the period, the Fund’s Class I Shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (net total return) (75%), Bloomberg Global Aggregate Index — Hedged USD (20%), and HFRX Global Hedge Fund Index (5%) for the period.

The Fund’s underweight allocation to international developed equity and its security selection in core fixed income were leading detractors from performance relative to the composite benchmark. The Fund’s overweight allocations to U.S. equity and extended credit, and its overweight allocation to alternative strategies were leading contributors to performance relative to the composite benchmark.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The Fund remained overweight in equities relative to the composite benchmark, though its equity allocation was trimmed during the period to add to its fixed income allocation amid higher bond yields. During the period, the U.S. remained the Fund’s largest regional allocation.

During the period, the Fund was overweight in fixed income relative to the composite benchmark, with a small position in high yield corporate bonds (also known as junk bonds), which the Fund’s portfolio managers increased moderately during the period. The portfolio managers reduced the Fund’s allocation to core fixed income and increased its allocation to extended credit. The portfolio managers maintained the Fund’s overweight allocation to alternative investments.

6	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	iShares Core S&P 500 ETF	31.0%
2.	SPDR S&P 500 ETF Trust	13.5
3.	Six Circles U.S. Unconstrained Equity Fund	8.4
4.	JPMorgan BetaBuilders Europe ETF	7.4
5.	Vanguard Total International Bond ETF	6.6
6.	Six Circles International Unconstrained Equity Fund	5.0
7.	Vanguard Total Bond Market ETF	4.5
8.	iShares MSCI EAFE ETF	3.5
9.	JPMorgan BetaBuilders Japan ETF	3.4
10.	JPMorgan BetaBuilders Canada ETF	2.5

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	53.0%
International Equity	23.4
Fixed Income	17.6
Alternative Assets	4.7
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2023 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge*		8.08%	5.69%	5.87%
Without Sales Charge		13.16	6.66	6.36
CLASS C SHARES	January 4, 2010
With CDSC**		11.61	6.15	5.95
Without CDSC		12.61	6.15	5.95
CLASS I SHARES	September 30, 2009	13.44	6.94	6.64

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, Bloomberg Global Aggregate Index — Hedged USD, the MSCI World Index (net total return), the S&P 500 Index and the Access Growth Composite Benchmark from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Global Aggregate Index — Hedged USD, the Access Growth Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net total return) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan- European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net total return) (75%), Bloomberg Global Aggregate Index — Hedged USD (20%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net total return) (75%), Bloomberg Global Aggregate Index (15%), Bloomberg T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). Prior to June 30, 2016, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net total return) (70%), Bloomberg U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

8	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 76.7%

Fixed Income — 32.5%

iShares 7-10 Year Treasury Bond ETF	138	13,369

iShares US Treasury Bond ETF	235	5,388

Vanguard Short-Term Bond ETF	33	2,456

Vanguard Total Bond Market ETF	390	28,327

Vanguard Total International Bond ETF	1,283	62,691

Total Fixed Income		112,231

International Equity — 12.3%

JPMorgan BetaBuilders Canada ETF (a)	117	7,167

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	104	4,996

JPMorgan BetaBuilders Europe ETF (a)	368	19,922

JPMorgan BetaBuilders Japan ETF (a)	201	10,349

Total International Equity		42,434

U.S. Equity — 31.9%

iShares Core S&P 500 ETF	249	110,760

Total Exchange-Traded Funds (Cost $221,824)		265,425

Investment Companies — 22.5%

Alternative Assets — 5.1%

BlackRock Event Driven Equity Fund Class Institutional Shares	366	3,540

Blackstone Alternative Multi-Strategy Fund Class Y Shares *	504	5,161

Lumyna-Marshall Wace UCITS SICAV-Lumyna-MW Tops UCITS Fund (Luxembourg) *	25	5,316

Neuberger Berman Long Short Fund Class Institutional Shares	214	3,582

Total Alternative Assets		17,599

Fixed Income — 5.1%

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	520	3,728

JPMorgan High Yield Fund Class R6 Shares (a)	1,078	6,671

Lord Abbett Short Duration Income Fund Class F3 Shares	1,927	7,342

Total Fixed Income		17,741

International Equity — 4.7%

Six Circles International Unconstrained Equity Fund	1,524	16,125

U.S. Equity — 7.6%

Six Circles U.S. Unconstrained Equity Fund	1,913	26,205

Total Investment Companies (Cost $73,465)		77,670

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.0%

Investment Companies — 1.0%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.14% (a) (b) (Cost $3,480)	3,480	3,481

Total Investments — 100.2% (Cost $298,769)		346,576

Liabilities in Excess of Other Assets — (0.2)% (c)		(619)

Net Assets — 100.0%		345,957

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 77.1%

Fixed Income — 13.9%

iShares 20+ Year Treasury Bond ETF	38	3,881

iShares MBS ETF	43	4,020

iShares US Treasury Bond ETF	187	4,275

Vanguard Total Bond Market ETF	272	19,804

Vanguard Total International Bond ETF	590	28,854

Total Fixed Income		60,834

International Equity — 18.5%

iShares MSCI EAFE ETF	209	15,142

JPMorgan BetaBuilders Canada ETF (a)	179	10,981

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	157	7,495

JPMorgan BetaBuilders Europe ETF (a)	596	32,259

JPMorgan BetaBuilders Japan ETF (a)	287	14,784

Total International Equity		80,661

U.S. Equity — 44.7%

iShares Core S&P 500 ETF	305	135,940

SPDR S&P 500 ETF Trust	134	59,311

Total U.S. Equity		195,251

Total Exchange-Traded Funds (Cost $234,819)		336,746

Investment Companies — 21.8%

Alternative Assets — 4.7%

BlackRock Event Driven Equity Fund Class Institutional Shares	393	3,800

Blackstone Alternative Multi-Strategy Fund Class Y Shares *	683	6,985

Lumyna-Marshall Wace UCITS SICAV-Lumyna-MW Tops UCITS Fund (Luxembourg) *	28	6,016

Neuberger Berman Long Short Fund Class Institutional Shares	236	3,955

Total Alternative Assets		20,756

Fixed Income — 3.7%

JPMorgan High Yield Fund Class R6 Shares (a)	1,266	7,834

Lord Abbett Short Duration Income Fund Class F3 Shares	2,158	8,222

Total Fixed Income		16,056

International Equity — 5.0%

Six Circles International Unconstrained Equity Fund	2,059	21,789

U.S. Equity — 8.4%

Six Circles U.S. Unconstrained Equity Fund	2,690	36,850

Total Investment Companies (Cost $88,981)		95,451

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.3%
Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 5.14% (a) (b) (Cost $5,735)	5,734	5,735

Total Investments — 100.2% (Cost $329,535)		437,932

Liabilities in Excess of Other Assets — (0.2)% (c)		(901)

Net Assets — 100.0%		437,031

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

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JUNE 30, 2023	JP MORGAN ACCESS FUNDS	11

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2023

(Amounts in thousands, except per share amounts)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$290,262		$358,844
Investments in affiliates, at value	56,314		79,088
Cash	66		70
Foreign currency, at value	132		51
Receivables:
Fund shares sold	137		15
Dividends from non-affiliates	—	(a)	219
Dividends from affiliates	19		27
Tax reclaims	32		38

Total Assets	346,962		438,352

LIABILITIES:
Payables:
Distributions	—	(a)	4
Investment securities purchased	—	(a)	—	(a)
Fund shares redeemed	748		1,007
Accrued liabilities:
Investment advisory fees	69		92
Administration fees	12		23
Distribution fees	—	(a)	—	(a)
Service fees	71		87
Custodian and accounting fees	8		7
Other	97		101

Total Liabilities	1,005		1,321

Net Assets	$345,957		$437,031

(a)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
NET ASSETS:
Paid-in-Capital	$291,755	$318,115
Total distributable earnings (loss)	54,202	118,916

Total Net Assets	$345,957	$437,031

Net Assets:
Class A	$1,419	$1,142
Class C	46	62
Class I	344,492	435,827

Total	$345,957	$437,031

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	94	61
Class C	3	4
Class I	22,624	23,343

Net Asset Value (a):
Class A — Redemption price per share	$15.20	$18.65
Class C — Offering price per share (b)	15.18	18.31
Class I — Offering and redemption price per share	15.23	18.67
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.92	$19.53

Cost of investments in non-affiliates	$246,944	$257,144
Cost of investments in affiliates	51,825	72,391
Cost of foreign currency	128	49

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	13

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2023

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$84		$—
Interest income from affiliates	1		1
Dividend income from non-affiliates	4,330		5,433
Dividend income from affiliates	3,089		3,371
Foreign taxes withheld (net)	(42)		(73)

Total investment income	7,462		8,732

EXPENSES:
Investment advisory fees	1,081		1,270
Administration fees	270		318
Distribution fees:
Class A	4		3
Class C	1		—	(a)
Service fees:
Class A	4		3
Class C	—	(a)	—	(a)
Class I	897		1,055
Custodian and accounting fees	75		68
Interest expense to affiliates	—	(a)	—	(a)
Professional fees	142		142
Trustees’ and Chief Compliance Officer’s fees	47		46
Printing and mailing costs	21		22
Registration and filing fees	58		52
Transfer agency fees (See Note 2.F.)	4		5
Other	14		15

Total expenses	2,618		2,999

Less fees waived	(283)		(228)
Less expense reimbursements	(2)		(2)

Net expenses	2,333		2,769

Net investment income (loss)	5,129		5,963

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	20,938	(b)	23,540	(b)
Investments in affiliates	(5,004)		(5,731)
Foreign currency transactions	3		5

Net realized gain (loss)	15,937		17,814

Distributions of capital gains received from investment company non-affiliates	247		271
Distributions of capital gains received from investment company affiliates	2		1
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,412	(c)	18,976	(c)
Investments in affiliates	10,300		11,663
Foreign currency translations	8		5

Change in net unrealized appreciation/depreciation	12,720		30,644

Net realized/unrealized gains (losses)	28,906		48,730

Change in net assets resulting from operations	$34,035		$54,693

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of $(1).
(c)	Net of change in foreign capital gains tax of less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,129	$7,485	$5,963	$7,749
Net realized gain (loss)	15,937	21,587	17,814	18,741
Distributions of capital gains received from investment company non-affiliates	247	782	271	374
Distributions of capital gains received from investment company affiliates	2	256	1	156
Change in net unrealized appreciation/depreciation	12,720	(78,380)	30,644	(85,925)

Change in net assets resulting from operations	34,035	(48,270)	54,693	(58,905)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(105)	(208)	(54)	(103)
Class C	(6)	(12)	(3)	(5)
Class I	(25,338)	(46,236)	(19,708)	(37,962)

Total distributions to shareholders	(25,449)	(46,456)	(19,765)	(38,070)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(45,244)	(10,536)	(30,546)	7,066

NET ASSETS:
Change in net assets	(36,658)	(105,262)	4,382	(89,909)
Beginning of period	382,615	487,877	432,649	522,558

End of period	$345,957	$382,615	$437,031	$432,649

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	15

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50	$152	$1	$23
Distributions reinvested	105	208	54	103
Cost of shares redeemed	(503)	(234)	(238)	(51)

Change in net assets resulting from Class A capital transactions	(348)	126	(183)	75

Class C
Proceeds from shares issued	—	9	—	—
Distributions reinvested	6	12	2	5
Cost of shares redeemed	(58)	(163)	— (a)	(19)

Change in net assets resulting from Class C capital transactions	(52)	(142)	2	(14)

Class I
Proceeds from shares issued	17,039	31,112	20,989	42,258
Distributions reinvested	25,338	46,235	19,660	37,934
Cost of shares redeemed	(87,221)	(87,867)	(71,014)	(73,187)

Change in net assets resulting from Class I capital transactions	(44,844)	(10,520)	(30,365)	7,005

Total change in net assets resulting from capital transactions	$(45,244)	$(10,536)	$(30,546)	$7,066

SHARE TRANSACTIONS:
Class A
Issued	3	8	— (a)	2
Reinvested	8	12	3	5
Redeemed	(34)	(13)	(14)	(2)

Change in Class A Shares	(23)	7	(11)	5

Class C
Issued	—	1	—	—
Reinvested	— (a)	1	1	— (a)
Redeemed	(4)	(9)	— (a)	(1)

Change in Class C Shares	(4)	(7)	1	(1)

Class I
Issued	1,176	1,759	1,204	2,070
Reinvested	1,770	2,632	1,145	1,841
Redeemed	(5,914)	(5,069)	(4,028)	(3,593)

Change in Class I Shares	(2,968)	(678)	(1,679)	318

(a)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

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JUNE 30, 2023	JP MORGAN ACCESS FUNDS	17

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

JPMorgan Access Balanced Fund
Class A
Year Ended June 30, 2023	$14.85	$0.17	$1.21	$1.38	$(0.20)	$(0.83)	$(1.03)
Year Ended June 30, 2022	18.46	0.25	(2.11)	(1.86)	(0.31)	(1.44)	(1.75)
Year Ended June 30, 2021	16.24	0.19	3.15	3.34	(0.23)	(0.89)	(1.12)
Year Ended June 30, 2020	16.30	0.24	0.31	0.55	(0.27)	(0.34)	(0.61)
Year Ended June 30, 2019	16.43	0.23	0.60	0.83	(0.25)	(0.71)	(0.96)

Class C
Year Ended June 30, 2023	14.80	0.09	1.23	1.32	(0.11)	(0.83)	(0.94)
Year Ended June 30, 2022	18.38	0.12	(2.04)	(1.92)	(0.22)	(1.44)	(1.66)
Year Ended June 30, 2021	16.16	0.09	3.15	3.24	(0.13)	(0.89)	(1.02)
Year Ended June 30, 2020	16.20	0.15	0.32	0.47	(0.17)	(0.34)	(0.51)
Year Ended June 30, 2019	16.33	0.14	0.60	0.74	(0.16)	(0.71)	(0.87)

Class I
Year Ended June 30, 2023	14.88	0.21	1.21	1.42	(0.24)	(0.83)	(1.07)
Year Ended June 30, 2022	18.48	0.28	(2.09)	(1.81)	(0.35)	(1.44)	(1.79)
Year Ended June 30, 2021	16.26	0.23	3.15	3.38	(0.27)	(0.89)	(1.16)
Year Ended June 30, 2020	16.32	0.27	0.32	0.59	(0.31)	(0.34)	(0.65)
Year Ended June 30, 2019	16.44	0.27	0.60	0.87	(0.28)	(0.71)	(0.99)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Fund.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Does not include expenses of Underlying Funds.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate

$15.20	9.84%	$1,419	0.90%	1.17%	0.98%	38%
14.85	(11.40)	1,734	0.74	1.40	0.95	27
18.46	21.11	2,037	0.69	1.09	0.95	22
16.24	3.30	1,037	0.82	1.50	1.13	22
16.30	5.57	827	1.03	1.43	1.41	29

15.18	9.38	46	1.40	0.64	1.48	38
14.80	(11.76)	96	1.22	0.68	1.45	27
18.38	20.50	260	1.19	0.55	1.44	22
16.16	2.81	1,370	1.35	0.93	1.66	22
16.20	5.02	2,488	1.53	0.90	1.90	29

15.23	10.11	344,492	0.65	1.43	0.73	38
14.88	(11.11)	380,785	0.49	1.62	0.70	27
18.48	21.37	485,580	0.43	1.33	0.70	22
16.26	3.54	469,598	0.54	1.68	0.81	22
16.32	5.87	147,357	0.78	1.71	1.15	29

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	19

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Growth Fund
Class A
Year Ended June 30, 2023	$17.21	$0.20	$2.02	$2.22	$(0.23)	$(0.55)	$(0.78)
Year Ended June 30, 2022	21.06	0.26	(2.59)	(2.33)	(0.34)	(1.18)	(1.52)
Year Ended June 30, 2021	17.37	0.22	4.70	4.92	(0.26)	(0.97)	(1.23)
Year Ended June 30, 2020	17.74	0.25	0.16	0.41	(0.26)	(0.52)	(0.78)
Year Ended June 30, 2019	17.92	0.22	0.62	0.84	(0.23)	(0.79)	(1.02)

Class C
Year Ended June 30, 2023	16.92	0.12	1.97	2.09	(0.15)	(0.55)	(0.70)
Year Ended June 30, 2022	20.73	0.15	(2.54)	(2.39)	(0.24)	(1.18)	(1.42)
Year Ended June 30, 2021	17.10	0.10	4.65	4.75	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2020	17.43	0.11	0.22	0.33	(0.14)	(0.52)	(0.66)
Year Ended June 30, 2019	17.65	0.14	0.59	0.73	(0.16)	(0.79)	(0.95)

Class I
Year Ended June 30, 2023	17.24	0.25	2.01	2.26	(0.28)	(0.55)	(0.83)
Year Ended June 30, 2022	21.09	0.31	(2.59)	(2.28)	(0.39)	(1.18)	(1.57)
Year Ended June 30, 2021	17.39	0.27	4.71	4.98	(0.31)	(0.97)	(1.28)
Year Ended June 30, 2020	17.75	0.27	0.18	0.45	(0.29)	(0.52)	(0.81)
Year Ended June 30, 2019	17.94	0.27	0.61	0.88	(0.28)	(0.79)	(1.07)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Does not include expenses of Underlying Funds.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers and reimbursements (d)	Portfolio turnover rate

$18.65	13.41%	$1,143	0.90%	1.13%	0.96%	40%
17.21	(12.18)	1,230	0.76	1.28	0.95	22
21.06	29.10	1,426	0.71	1.15	0.95	19
17.37	2.17	1,017	0.85	1.47	1.22	21
17.74	5.30	583	1.06	1.25	1.42	24

18.31	12.80	62	1.40	0.67	1.46	40
16.92	(12.63)	55	1.26	0.76	1.45	22
20.73	28.52	81	1.21	0.54	1.45	19
17.10	1.71	312	1.39	0.61	1.68	21
17.43	4.73	898	1.55	0.80	1.91	24

18.67	13.62	435,826	0.65	1.41	0.71	40
17.24	(11.94)	431,364	0.51	1.52	0.70	22
21.09	29.45	521,051	0.46	1.39	0.70	19
17.39	2.44	443,344	0.58	1.56	0.84	21
17.75	5.53	177,270	0.80	1.56	1.16	24

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2023

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Access Balanced Fund	Class A, Class C and Class I	Diversified
JPMorgan Access Growth Fund	Class A, Class C and Class I	Diversified

The investment objective of JPMorgan Access Balanced Fund (“Access Balanced Fund”) is to seek total return.

The investment objective of JPMorgan Access Growth Fund (“Access Growth Fund”) is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.

This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

22	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$341,260	$—	$—	$341,260

As of June 30, 2023, certain investments companies with a fair value of $5,316, have not been categorized in the fair value hierarchy as these investment companies are measured using the NAV per share as a practical expedient for the Access Balanced Fund.

(a)	Please refer to the SOI for specifics of portfolio holdings.

Access Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$431,916	$—	$—	$431,916

As of June 30, 2023, certain investments companies with a fair value of $6,016, have not been categorized in the fair value hierarchy as these investment companies are measured using the NAV per share as a practical expedient for the Access Growth Fund.

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of June 30, 2023, the Funds had no investments in restricted securities including securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the consolidated financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Fund’s and ETFs’ distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2023 (continued)

(Dollar values in thousands)

Access Balanced Fund

For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$8,452	$—	$1,548	$265	$(2)	$7,167	117	$197	$—
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	7,156	503	2,775	(442)	554	4,996	104	255	—
JPMorgan BetaBuilders Europe ETF (a)	30,726	14,740	29,976	(1,427)	5,859	19,922	368	728	—
JPMorgan BetaBuilders Japan ETF (a)	8,691	1,453	1,248	(274)	1,727	10,349	201	122	—
JPMorgan Core Bond Fund Class R6 Shares (a)	30,197	4,000	33,260	(2,887)	1,950	—	—	896	2
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,874	—	—	—	(146)	3,728	520	144	—
JPMorgan High Yield Fund Class R6 Shares (a)	7,546	2,500	3,500	(128)	253	6,671	1,078	534	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.14% (a) (b)	4,837	140,652	142,008	— (c)	— (c)	3,481	3,480	172	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	4,192	—	4,186	(111)	105	—	—	41	—

Total	$105,671	$163,848	$218,501	$(5,004)	$10,300	$56,314		$3,089	$2

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.

Access Growth Fund

For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$13,613	$—	$3,166	$698	$(164)		$10,981	179	$323	$—
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	9,161	225	1,802	(498)	409		7,495	157	345	—
JPMorgan BetaBuilders Europe ETF (a)	40,751	11,993	24,911	(3,151)	7,577		32,259	596	1,125	—
JPMorgan BetaBuilders Japan ETF (a)	12,518	3,347	2,702	(916)	2,537		14,784	287	156	—
JPMorgan Core Bond Fund Class R6 Shares (a)	16,608	4,900	20,804	(1,717)	1,013		—	—	583	1
JPMorgan High Yield Fund Class R6 Shares (a)	8,489	3,200	4,000	(146)	291		7,834	1,266	619	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.14% (a) (b)	5,276	213,864	213,404	(1)	—	(c)	5,735	5,734	220	—

Total	$106,416	$237,529	$270,789	$(5,731)	$11,663		$79,088		$3,371	$1

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Consolidated Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Consolidated Statements of

24	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Consolidated Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2023 are as follows:

	Class A		Class C		Class I	Total
Access Balanced Fund
Transfer agency fees	$—	(a)	$—	(a)	$4	$4
Access Growth Fund
Transfer agency fees	—	(a)	—	(a)	5	5

(a)	Amount rounds to less than one thousand.

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Consolidated Statements of Operations and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs advised by JPMIM are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Funds’ consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2023 (continued)

(Dollar values in thousands)

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Access Balanced Fund	$(71)	$967	$(896)
Access Growth Fund	(69)	988	(919)

The reclassifications of the Funds relate primarily to tax reclassifications on certain investments.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s average daily net assets.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.30% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiary and may not be terminated without approval by the Funds’ Board.

JPMPI is sub-adviser to the Funds. Prior to May 31, 2023, Capital International, Inc. (“CII”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) were also sub-advisers for the Funds. The sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-adviser to help assure that it is managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.25% of the portion of each Fund’s average daily net assets managed by JPMPI.

At June 30, 2023, 100% of assets for each Fund was allocated to JPMPI.

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers. CII and T. Rowe Price were terminated as sub-advisers effective as of May 31, 2023.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund and the Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective annualized rate was 0.075% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an effective annualized rate of 0.10% of the average daily net assets of the Subsidiaries.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

26	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2023, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Access Balanced Fund	0.25%	0.25%	0.25%
Access Growth Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Consolidated Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Consolidated Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Consolidated Statements of Operations.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I
Access Balanced Fund	0.93%	1.43%	0.68%
Access Growth Fund	0.95	1.45	0.70

The expense limitation agreements were in effect for the year ended June 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.

The Underlying Funds and ETFs may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.30% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated service fees charged by the affiliated Underlying Funds and ETFs advised by JPMIM. These contractual waivers are in place until at least October 31, 2024. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2023, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fess	Administration Fees	Service Fees	Total
Access Balanced Fund	$202	$69	$3	$274
Access Growth Fund	191	21	4	216

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2023 (continued)

(Dollar values in thousands)

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2023 were as follows:

Access Balanced Fund	$9
Access Growth Fund	12

JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023 the amount of these waivers were as follows:

Access Balanced Fund	$2
Access Growth Fund	2

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Consolidated Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2023, the Access Balanced Fund and the Access Growth Fund each incurred less than one thousand dollars in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$136,646	$201,092
Access Growth Fund	168,834	214,529

During the year ended June 30, 2023, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at June 30, 2023 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$322,247	$34,447	$10,102	$24,345
Access Growth Fund	349,843	94,378	6,275	88,103

The Federal income tax unrealized appreciation (depreciation) includes unrealized depreciation of the Funds’ investments in their Subsidiaries of approximately $20 million and $17 million for the Access Balanced Fund and the Access Growth Fund, respectively, which, if realized, is not deductible for income tax purposes.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and tax adjustments on certain investments.

The tax character of distributions paid during the year ended June 30, 2023 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$5,791	$19,658	$25,449
Access Growth Fund	6,678	13,087	19,765

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

28	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

The tax character of distributions paid during the year ended June 30, 2022 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$12,055	$34,401	$46,456
Access Growth Fund	11,589	26,481	38,070

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2023 the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$808	$9,832	$44,378
Access Growth Fund	1,080	13,571	105,344

The cumulative timing differences primarily consist of wash sale loss deferrals and tax adjustments on certain investments.

Specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2023, the Funds deferred to July 1, 2023 the following specified ordinary losses of:

Specified Ordinary Losses
Access Balanced Fund	$19
Access Growth Fund	17

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2023.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2023.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2023.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2023 (continued)

(Dollar values in thousands)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2023, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund
Access Balanced Fund	1	98.4%
Access Growth Fund	1	96.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in the Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds’ loans, notes, derivatives and other instruments or investments comprising some or all of the Funds’ investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds’ investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.

The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to public health, and business and market conditions, may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that also have a significant negative impact on a Fund’s investment performance. The ultimate impact of any epidemic or pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

30	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2023, the related consolidated statements of operations for the year ended June 30, 2023, the consolidated statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2023

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	31

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176	Non- Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (U.S. Holdings) (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None

32	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Total Portfolio Solutions (2017- present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016- 2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176	(1) Independent Trustee of Advisors’ Inner Circle III fund platform, consisting of the following: (i) the Advisors’ Inner Circle Fund III, (ii) the Gallery Trust, (iii) the Schroder Series Trust, (iv) the Delaware Wilshire Private Markets Fund (since 2020), (v) Chiron Capital Allocation Fund Ltd., and (vi) formerly the Winton Diversified Opportunities Fund (2014-2018); and (2) Independent Trustee of the Symmetry Panoramic Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None

Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176	Trustee, The Coldwater Conservation Fund (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee and Vice Chair, Trout Unlimited (2017-2021); Trustee, Dartmouth-Hitchcock Medical Center (2011-2020).

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	33

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176	Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).
Interested Trustees

Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).

Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)

The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

34	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kiesha Astwood-Smith (1973), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel, Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.

Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	35

OFFICERS

(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

36	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023 and continued to hold your shares at the end of the reporting period, June 30, 2023.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Access Balanced Fund
Class A
Actual	$1,000.00	$1,092.50	$4.67	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class C
Actual	1,000.00	1,091.60	7.26	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class I
Actual	1,000.00	1,094.50	3.38	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

JPMorgan Access Growth Fund
Class A
Actual	1,000.00	1,115.70	4.72	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class C
Actual	1,000.00	1,112.80	7.33	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class I
Actual	1,000.00	1,117.00	3.41	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	37

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

38	JP MORGAN ACCESS FUNDS	JUNE 30, 2023

TAX LETTER

(Unaudited)

(Dollar Values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023:

Long-Term Capital Gain Distribution
JPMorgan Access Balanced Fund	$19,658
JPMorgan Access Growth Fund	13,087

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023:

Qualified Dividend Income
JPMorgan Access Balanced Fund	$146
JPMorgan Access Growth Fund	189

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2023, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2023 will be disclosed in the semi-annual report for the period ended December 31, 2023.

JUNE 30, 2023	JP MORGAN ACCESS FUNDS	39

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.	AN-ACCESS-623

Annual Report
JPMorgan Equity Focus Fund
June 30, 2023
JPMorgan Equity Focus Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

June 30, 2023	JPMorgan Equity Focus Fund	1

JPMorgan Equity Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	18.53%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$244,547
INVESTMENT OBJECTIVE **
The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.
HOW DID THE MARKET PERFORM?
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of 2022 as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices began to recede. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty by the end of 2022.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials sector and its underweight position in the information technology sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the health care and materials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Charter Communications Inc. and FedEx Corp., and its out-of-Benchmark position in Zoom Video Communications Inc. Shares of Charter Communications, a provider of broadband and cable TV services, fell amid slowing subscriber growth and lower-than-expected earnings for the fourth quarter of 2022 and the first quarter of 2023. Shares of FedEx, a parcel delivery company, fell amid consecutive quarters of lower-than-expected revenue during the period. Shares of Zoom Video Communications, a video conferencing service provider, fell amid investor concerns about the growth outlook for the company’s core business.
Leading individual contributors to relative performance included the Fund’s overweight positions in Martin Marietta Materials Inc., Nvidia Corp. and Intuitive Surgical Inc. Shares of Martin Marietta Materials, a construction materials provider, rose amid consecutive quarters of better-than-expected earnings and revenue during the period. Shares of Nvidia, a semiconductor manufacturer, rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of Intuitive Surgical, a medical device manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the technology and industrials sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors, and it had no holdings in the basic materials sector.

2	JPMorgan Equity Focus Fund	June 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.0%
2.	Apple, Inc.	5.7
3.	NVIDIA Corp.	4.7
4.	Amazon.com, Inc.	4.2
5.	Berkshire Hathaway, Inc., Class B	3.6
6.	Loews Corp.	3.3
7.	Martin Marietta Materials, Inc.	3.2
8.	Mastercard, Inc., Class A	3.1
9.	Weyerhaeuser Co.	3.0
10.	Meta Platforms, Inc., Class A	3.0

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.4%
Financials	16.7
Consumer Discretionary	11.9
Health Care	11.2
Communication Services	8.0
Real Estate	6.4
Industrials	5.5
Materials	5.1
Energy	4.3
Consumer Staples	2.7
Utilities	1.7
Short-Term Investments	1.1

June 30, 2023	JPMorgan Equity Focus Fund	3

JPMorgan Equity Focus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 29, 2011
With Sales Charge *		12.16%	11.58%	12.44%
Without Sales Charge		18.36	12.79	13.04
CLASS C SHARES	July 29, 2011
With CDSC **		17.00	12.26	12.60
Without CDSC		18.00	12.26	12.60
CLASS I SHARES	July 29, 2011	18.53	13.05	13.32
CLASS R6 SHARES	October 1, 2018	18.85	13.32	13.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMorgan Equity Focus Fund	June 30, 2023

JPMorgan Equity Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Automobiles — 2.9%
Tesla, Inc. *	27	7,052
Banks — 4.1%
Bank of America Corp.	210	6,011
M&T Bank Corp.	32	3,966
		9,977
Biotechnology — 3.9%
AbbVie, Inc.	28	3,811
Regeneron Pharmaceuticals, Inc. *	8	5,766
		9,577
Broadline Retail — 4.2%
Amazon.com, Inc. *	79	10,314
Building Products — 1.7%
Trane Technologies plc	22	4,163
Construction & Engineering — 2.1%
Quanta Services, Inc.	26	5,142
Construction Materials — 3.2%
Martin Marietta Materials, Inc.	17	7,709
Consumer Finance — 2.6%
Capital One Financial Corp.	59	6,457
Containers & Packaging — 1.9%
Packaging Corp. of America	36	4,729
Electric Utilities — 1.7%
Xcel Energy, Inc.	67	4,164
Electrical Equipment — 1.7%
Hubbell, Inc.	13	4,129
Financial Services — 6.7%
Berkshire Hathaway, Inc., Class B *	26	8,676
Mastercard, Inc., Class A	19	7,595
		16,271
Health Care Equipment & Supplies — 4.1%
Dexcom, Inc. *	27	3,462
Intuitive Surgical, Inc. *	19	6,524
		9,986
Health Care Providers & Services — 1.5%
UnitedHealth Group, Inc.	7	3,561
Hotels, Restaurants & Leisure — 1.6%
Booking Holdings, Inc. *	1	3,789
INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 2.7%
Procter & Gamble Co. (The)	44	6,684
Insurance — 3.3%
Loews Corp.	137	8,141
Interactive Media & Services — 5.8%
Alphabet, Inc., Class C *	57	6,905
Meta Platforms, Inc., Class A *	26	7,374
		14,279
Media — 2.2%
Charter Communications, Inc., Class A *	14	5,287
Oil, Gas & Consumable Fuels — 4.3%
ConocoPhillips	42	4,358
Kinder Morgan, Inc.	352	6,067
		10,425
Pharmaceuticals — 1.7%
Bristol-Myers Squibb Co.	65	4,152
Retail REITs — 1.2%
Regency Centers Corp.	46	2,836
Semiconductors & Semiconductor Equipment — 7.6%
Advanced Micro Devices, Inc. *	42	4,766
NVIDIA Corp.	27	11,461
SolarEdge Technologies, Inc. *	9	2,440
		18,667
Software — 12.0%
Intuit, Inc.	9	3,946
Microsoft Corp.	50	17,124
Oracle Corp.	28	3,313
Palo Alto Networks, Inc. *	20	5,083
		29,466
Specialized REITs — 5.2%
Public Storage	19	5,352
Weyerhaeuser Co.	221	7,417
		12,769
Specialty Retail — 3.3%
AutoZone, Inc. *	2	3,994
Home Depot, Inc. (The)	13	4,141
		8,135
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan Equity Focus Fund	5

JPMorgan Equity Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Technology Hardware, Storage & Peripherals — 5.7%
Apple, Inc.	72	13,997
Total Common Stocks (Cost $171,113)		241,858
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $2,664)	2,664	2,665
Total Investments — 100.0% (Cost $173,777)		244,523
Other Assets Less Liabilities — 0.0% ^		24
NET ASSETS — 100.0%		244,547

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMorgan Equity Focus Fund	June 30, 2023

STATEMENT OF ASSETS AND LIABILITIES
AS OF June 30, 2023
(Amounts in thousands, except per share amounts)

JPMorgan Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$241,858
Investments in affiliates, at value	2,665
Cash	24
Receivables:
Fund shares sold	129
Dividends from non-affiliates	128
Dividends from affiliates	— (a)
Total Assets	244,804
LIABILITIES:
Payables:
Fund shares redeemed	95
Accrued liabilities:
Investment advisory fees	86
Administration fees	5
Distribution fees	9
Service fees	34
Custodian and accounting fees	9
Trustees’ and Chief Compliance Officer’s fees	— (a)
Other	19
Total Liabilities	257
Net Assets	$244,547

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan Equity Focus Fund	7

STATEMENT OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)
JPMorgan Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$185,764
Total distributable earnings (loss)	58,783
Total Net Assets	$244,547
Net Assets:
Class A	$22,506
Class C	6,052
Class I	142,445
Class R6	73,544
Total	$244,547
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	678
Class C	196
Class I	4,181
Class R6	2,169
Net Asset Value (a):
Class A — Redemption price per share	$33.19
Class C — Offering price per share (b)	30.95
Class I — Offering and redemption price per share	34.07
Class R6 — Offering and redemption price per share	33.89
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$35.03
Cost of investments in non-affiliates	$171,113
Cost of investments in affiliates	2,664

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMorgan Equity Focus Fund	June 30, 2023

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

JPMorgan Equity Focus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,229
Dividend income from affiliates	232
Total investment income	2,461
EXPENSES:
Investment advisory fees	1,039
Administration fees	156
Distribution fees:
Class A	52
Class C	58
Service fees:
Class A	52
Class C	19
Class I	336
Custodian and accounting fees	30
Professional fees	69
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	15
Registration and filing fees	58
Transfer agency fees (See Note 2.G.)	8
Other	11
Total expenses	1,928
Less fees waived	(208)
Less expense reimbursements	(2)
Net expenses	1,718
Net investment income (loss)	743
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,037)
Investments in affiliates	3
Net realized gain (loss)	(9,034)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	45,987
Investments in affiliates	— (a)
Change in net unrealized appreciation/depreciation	45,987
Net realized/unrealized gains (losses)	36,953
Change in net assets resulting from operations	$37,696

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan Equity Focus Fund	9

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Equity Focus Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$743	$362
Net realized gain (loss)	(9,034)	1,520
Change in net unrealized appreciation/depreciation	45,987	(21,484)
Change in net assets resulting from operations	37,696	(19,602)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(285)	(1,192)
Class C	(102)	(513)
Class I	(1,964)	(9,277)
Class R6	(700)	(3,810)
Total distributions to shareholders	(3,051)	(14,792)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	29,979	82,423
NET ASSETS:
Change in net assets	64,624	48,029
Beginning of period	179,923	131,894
End of period	$244,547	$179,923
SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMorgan Equity Focus Fund	June 30, 2023

	JPMorgan Equity Focus Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,559	$13,655
Distributions reinvested	285	1,192
Cost of shares redeemed	(6,815)	(4,319)
Change in net assets resulting from Class A capital transactions	2,029	10,528
Class C
Proceeds from shares issued	2,371	2,980
Distributions reinvested	102	513
Cost of shares redeemed	(3,880)	(286)
Change in net assets resulting from Class C capital transactions	(1,407)	3,207
Class I
Proceeds from shares issued	49,319	59,967
Distributions reinvested	1,949	9,276
Cost of shares redeemed	(50,876)	(8,874)
Change in net assets resulting from Class I capital transactions	392	60,369
Class R6
Proceeds from shares issued	35,914	7,495
Distributions reinvested	699	3,808
Cost of shares redeemed	(7,648)	(2,984)
Change in net assets resulting from Class R6 capital transactions	28,965	8,319
Total change in net assets resulting from capital transactions	$29,979	$82,423
SHARE TRANSACTIONS:
Class A
Issued	290	422
Reinvested	10	36
Redeemed	(233)	(131)
Change in Class A Shares	67	327
Class C
Issued	88	100
Reinvested	3	16
Redeemed	(132)	(9)
Change in Class C Shares	(41)	107
Class I
Issued	1,633	1,823
Reinvested	66	272
Redeemed	(1,673)	(275)
Change in Class I Shares	26	1,820
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan Equity Focus Fund	11

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Focus Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	1,186	229
Reinvested	24	112
Redeemed	(251)	(87)
Change in Class R6 Shares	959	254
SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMorgan Equity Focus Fund	June 30, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2023	$28.42	$0.05	$5.11	$5.16	$(0.04)	$(0.35)	$(0.39)
Year Ended June 30, 2022	35.03	—	(2.70)	(2.70)	—	(3.91)	(3.91)
Year Ended June 30, 2021	26.88	0.01	11.90	11.91	(0.11)	(3.65)	(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Class C
Year Ended June 30, 2023	26.57	(0.04)	4.77	4.73	—	(0.35)	(0.35)
Year Ended June 30, 2022	33.15	(0.16)	(2.51)	(2.67)	—	(3.91)	(3.91)
Year Ended June 30, 2021	25.63	(0.13)	11.30	11.17	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Class I
Year Ended June 30, 2023	29.16	0.10	5.25	5.35	(0.09)	(0.35)	(0.44)
Year Ended June 30, 2022	35.80	0.08	(2.78)	(2.70)	(0.03)	(3.91)	(3.94)
Year Ended June 30, 2021	27.38	0.10	12.13	12.23	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Class R6
Year Ended June 30, 2023	29.01	0.18	5.20	5.38	(0.15)	(0.35)	(0.50)
Year Ended June 30, 2022	35.62	0.16	(2.75)	(2.59)	(0.11)	(3.91)	(4.02)
Year Ended June 30, 2021	27.25	0.18	12.07	12.25	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Voluntary waivers were as follows:	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Class A	0.09%	—	—	—	—
Class C	0.26%	—	—	—	—

(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMorgan Equity Focus Fund	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$33.19	18.36%	$22,506	1.01%(f)	0.17%	1.19%	41%
28.42	(9.32)	17,340	1.10	(0.01)	1.19	29
35.03	47.07	9,949	1.09	0.05	1.24	58
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45

30.95	18.00	6,052	1.34 (f)	(0.15)	1.68	41
26.57	(9.79)	6,298	1.60	(0.52)	1.69	29
33.15	46.37	4,293	1.59	(0.45)	1.74	58
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45

34.07	18.57	142,445	0.85 (f)	0.34	0.93	41
29.16	(9.12)	121,161	0.85	0.23	0.94	29
35.80	47.46	83,598	0.85	0.30	0.98	58
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45

33.89	18.85	73,544	0.60 (f)	0.60	0.68	41
29.01	(8.87)	35,124	0.60	0.47	0.69	29
35.62	47.82	34,054	0.60	0.55	0.73	58
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan Equity Focus Fund	15

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following is a separate fund of the Trust (the "Fund") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
The investment objective of JPMorgan Equity Focus Fund (the "Fund") is to seek long term capital appreciation.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund's prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Fund.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Fund are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).

16	JPMorgan Equity Focus Fund	June 30, 2023

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$244,523	$—	$—	$244,523

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.
As of June 30, 2023, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
The Fund did not lend out any securities during the year ended June 30, 2023.

June 30, 2023	JPMorgan Equity Focus Fund	17

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$11,341	$90,652	$99,331	$3	$— (c)	$2,665	2,664	$232	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.
F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
G. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended June 30, 2023 are as follows:
	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$2	$1	$4	$1	$8

18	JPMorgan Equity Focus Fund	June 30, 2023

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(48)	$48
The reclassifications for the Fund relate primarily to tax adjustments on certain investments
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund's principal underwriter and promotes and arranges for the sale of the Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A  and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%

June 30, 2023	JPMorgan Equity Focus Fund	19

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2023, JPMDS retained the following:
Front-End Sales Charge	CDSC
$5	$—
D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I
0.25%	0.25%	0.25%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund's respective average daily net assets as shown in the table below:
Class A	Class C	Class I	Class R6
1.10%	1.60%	0.85%	0.60%
The expense limitation agreement was in effect for the year ended June 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.
For the year ended June 30, 2023, the Fund's service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers				Voluntary Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	12b-1
$95	$62	$5	$162	$38
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended June 30, 2023 was $8.
JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023 the amount of this reimbursement was $2.

20	JPMorgan Equity Focus Fund	June 30, 2023

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$115,780	$83,371
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$177,894	$68,758	$2,129	$66,629
The difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2023 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$682	$2,369	$3,051

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,204	$11,588	$14,792

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$272	$(3,407)	$66,629

June 30, 2023	JPMorgan Equity Focus Fund	21

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
The cumulative timing differences primarily consist of tax adjustments on post-October capital loss deferrals and wash sale loss deferrals.
As of June 30, 2023, the Fund had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term	Long-Term
$3,307	$100
Net capital losses (gains) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2023, the Fund deferred to July 1, 2023 the following net capital losses (gains) of:
Net Capital Losses (Gains)
Short-Term	Long-Term
$3,362	$1,310
6. Borrowings
The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Fund because the Fund and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Fund did not utilize the Credit Facility during the year ended June 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

22	JPMorgan Equity Focus Fund	June 30, 2023

As of June 30, 2023, the Fund had one individual shareholder and/or affiliated omnibus account and three individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the Fund's outstanding shares, and collectively owning 34.8% and 37.2% of the Fund's outstanding shares, respectively.
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund's investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
The Fund is subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Events
At a meeting held on February 7-9, 2023, the Board approved the reorganization (the “Reorganization”) of the Fund into a newly created exchange-traded fund, JPMorgan Equity Focus ETF (“JPM Equity Focus  ETF”), a series of J.P. Morgan Exchange-Traded Fund Trust. The Reorganization occurred as of the close of business on July 28, 2023 (the “Closing Date”). Following the Reorganization, the Fund’s performance and financial history were adopted by JPM Equity Focus ETF. In connection with the Reorganization, each shareholder of the Fund (except as noted below) received shares of JPM Equity Focus ETF equal in value to the number of shares of the Fund they owned on the Closing Date, including a cash payment in lieu of fractional shares of JPM Equity Focus ETF, which cash payment may be taxable. Shareholders of the Fund who did not hold their shares through a brokerage account that could accept shares of JPM Equity Focus ETF on the Closing Date had their Fund shares liquidated, and such shareholders received cash equal in value to their Fund shares, which cash payment may be taxable. Shareholders of the Fund who held their shares through a fund direct individual retirement account and did not take action prior to the Reorganization had their Fund shares exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to their Fund shares. JPM Equity Focus ETF has the identical investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as the Fund. Effective as of the close of business on July 28, 2023, the Fund ceased operations in connection with the consummation of the Reorganization.

June 30, 2023	JPMorgan Equity Focus Fund	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan Equity Focus ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Equity Focus Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

24	JPMorgan Equity Focus Fund	June 30, 2023

TRUSTEES
(Unaudited)
The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

June 30, 2023	JPMorgan Equity Focus Fund	25

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

26	JPMorgan Equity Focus Fund	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

June 30, 2023	JPMorgan Equity Focus Fund	27

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

28	JPMorgan Equity Focus Fund	June 30, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

June 30, 2023	JPMorgan Equity Focus Fund	29

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

30	JPMorgan Equity Focus Fund	June 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$1,202.10	$5.08	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,201.50	5.95	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class I
Actual	1,000.00	1,202.60	4.64	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	1,203.90	3.28	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

June 30, 2023	JPMorgan Equity Focus Fund	31

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
The JPMorgan Equity Focus Fund (the “Fund”) has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Fund to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of the Fund’s HLIM. There were no material changes to the Program during the Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for the Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

32	JPMorgan Equity Focus Fund	June 30, 2023

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
The Fund had 100.00%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023.
Long Term Capital Gain
The Fund distributed $2,369, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023.
Qualified Dividend Income (QDI)
The Fund had $682, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023.

June 30, 2023	JPMorgan Equity Focus Fund	33

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-EF-623

Annual Report
J.P. Morgan Funds
June 30, 2023
JPMorgan Diversified Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectuses for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

June 30, 2023	J.P. Morgan Funds	1

JPMorgan Diversified Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	8.75%
MSCI World Index (net total return)	18.51%
Diversified Composite Benchmark **	10.58%
Net Assets as of 6/30/2023 (In Thousands)	$515,719
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.
HOW DID THE MARKETS PERFORM?
Global equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Fixed-income markets generally underperformed developed markets equity. High yield debt (also known as junk bonds) and emerging markets debt provided positive returns for the period, while corporate bonds and sovereign debt had mixed returns.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of 2022 as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices began to recede. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty by the end of 2022.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.
For the twelve months ended June 30, 2023, the MSCI World Index returned 18.51% and the Bloomberg US Aggregate Index returned -0.94%.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the MSCI World Index (net total return) and underperformed the Diversified Composite Benchmark (the "Composite Benchmark"), which consists of 60% MSCI World Index and 40% Bloomberg U.S. Aggregate Index for the twelve months ended June 30, 2023.
Relative to the MSCI World Index, an equity-only index, the Fund’s allocation to fixed income assets contributed to performance.
Relative to the Composite Benchmark, the Fund’s tactical asset allocation decisions, which generally involve an active trading approach and seek to take advantage of short-to-intermediate term investment opportunities, detracted from performance in both equities and fixed income. The Fund’s tactical allocation to cash, via JPMorgan money market funds, made a positive contribution to relative performance.
Within equities, the Fund’s underweight position in U.S. and other developed markets equities detracted from relative performance as equity markets recovered broadly in the first half of 2023. The portfolio managers’ allocations to active and value-oriented underlying fund managers also detracted from relative performance.
Within fixed income, the Fund’s allocation to medium and long duration U.S. Treasury bonds in 2023 detracted from performance as the U.S. Federal Reserve indicated it would continue to raise interest rates in 2023. Generally, bonds of longer duration will experience a greater decline in price when

2	J.P. Morgan Funds	June 30, 2023

interest rates rise, compared with shorter duration bonds. The Fund’s underweight position in international developed markets debt contributed to relative performance as select developed market central banks lagged behind the Fed’s monetary policy tightening cycle.
HOW WAS THE FUND POSITIONED?
The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large cap equity, U.S. small cap equity, real estate investment trusts, international equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate term tactical adjustments. At June 30, 2023, the Fund held a slightly underweight position in equities relative to the Composite Benchmark and a longer duration.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Core Bond Fund, Class R6	6.3%
2.	Microsoft Corp.	3.2
3.	Apple, Inc.	2.2
4.	JPMorgan Large Cap Value Fund, Class R6	2.1
5.	Amazon.com, Inc.	1.8
6.	U.S. Treasury Notes 0.88%, 1/31/2024	1.5
7.	NVIDIA Corp.	1.3
8.	U.S. Treasury Notes 1.25%, 9/30/2028	1.2
9.	Meta Platforms, Inc., Class A	1.1
10.	JPMorgan BetaBuilders Japan ETF	1.1

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Common Stocks	59.4%
U.S. Treasury Obligations	9.2
Investment Companies	8.4
Corporate Bonds	7.7
Mortgage-Backed Securities	6.7
Asset-Backed Securities	2.6
Exchange-Traded Funds	1.1
Others (each less than 1.0%)	1.4
Short-Term Investments	3.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund's model allocation and consists of the MSCI World Index (net total return) (60%) and the Bloomberg U.S. Aggregate Index (40%).
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Funds	3

JPMorgan Diversified Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge *		3.51%	5.08%	6.23%
Without Sales Charge		8.40	6.05	6.73
CLASS C SHARES	March 24, 2003
With CDSC **		6.92	5.53	6.30
Without CDSC		7.92	5.53	6.30
CLASS I SHARES	September 10, 2001	8.74	6.32	7.00
CLASS L SHARES	September 10, 1993	8.75	6.40	7.16
CLASS R6 SHARES	November 1, 2017	8.84	6.48	7.21

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index and the Diversified Composite Benchmark from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Bloomberg U.S. Aggregate Index (40%). The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are
SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Funds	June 30, 2023

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 59.4%
Aerospace & Defense — 0.9%
Axon Enterprise, Inc. *	—	12
Boeing Co. (The) *	1	115
General Dynamics Corp.	1	201
Howmet Aerospace, Inc.	—	18
Huntington Ingalls Industries, Inc.	—	8
L3Harris Technologies, Inc.	—	35
Lockheed Martin Corp.	—	102
Melrose Industries plc (United Kingdom)	29	189
MTU Aero Engines AG (Germany)	1	183
Northrop Grumman Corp.	2	941
Raytheon Technologies Corp.	4	361
Safran SA (France)	15	2,271
Textron, Inc.	—	14
Thales SA (France)	1	97
TransDigm Group, Inc.	—	46
Woodward, Inc.	1	143
		4,736
Air Freight & Logistics — 0.3%
CH Robinson Worldwide, Inc.	—	10
Expeditors International of Washington, Inc.	—	19
FedEx Corp.	1	233
United Parcel Service, Inc., Class B	7	1,278
		1,540
Automobile Components — 0.0% ^
Aptiv plc *	—	27
BorgWarner, Inc.	—	11
LCI Industries	2	162
		200
Automobiles — 0.6%
Dr Ing hc F Porsche AG (Preference) (Germany) (a)	1	178
Ford Motor Co.	4	58
General Motors Co.	1	48
Mercedes-Benz Group AG (Germany)	3	221
Stellantis NV	10	184
Tesla, Inc. *	9	2,268
		2,957
Banks — 3.7%
AIB Group plc (Ireland)	35	148
Banco de Sabadell SA (Spain)	97	112
Bank Central Asia Tbk. PT (Indonesia)	1,451	890
Bank of America Corp.	83	2,374
Bank of Ireland Group plc (Ireland)	19	178
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
BankUnited, Inc.	5	101
BNP Paribas SA (France)	3	177
Citigroup, Inc.	5	233
Citizens Financial Group, Inc.	5	130
Comerica, Inc.	—	11
Commerce Bancshares, Inc.	3	130
Cullen/Frost Bankers, Inc.	2	204
DBS Group Holdings Ltd. (Singapore)	88	2,048
Fifth Third Bancorp	1	31
First Citizens BancShares, Inc., Class A	—	132
First Financial Bancorp	7	137
First Hawaiian, Inc.	7	119
First Interstate BancSystem, Inc., Class A	5	120
HDFC Bank Ltd., ADR (India)	34	2,392
Huntington Bancshares, Inc.	2	27
KBC Group NV (Belgium)	17	1,190
KeyCorp	2	15
Lloyds Banking Group plc (United Kingdom)	1,168	647
M&T Bank Corp.	3	403
Mitsubishi UFJ Financial Group, Inc. (Japan)	83	616
Nordea Bank Abp (Finland)	64	693
PNC Financial Services Group, Inc. (The)	2	244
Regions Financial Corp.	11	191
Sberbank of Russia PJSC (Russia) ‡	18	1
ServisFirst Bancshares, Inc.	3	107
TCS Group Holding plc, GDR (Russia) ‡ * (b)	—	—
Toronto-Dominion Bank (The) (Canada)	44	2,703
Truist Financial Corp.	7	218
UniCredit SpA (Italy)	15	348
US Bancorp	6	204
Wells Fargo & Co.	36	1,552
Wintrust Financial Corp.	2	179
Zions Bancorp NA	—	8
		19,013
Beverages — 1.1%
Brown-Forman Corp., Class B	—	12
Carlsberg A/S, Class B (Denmark)	2	250
Coca-Cola Co. (The)	61	3,682
Constellation Brands, Inc., Class A	1	242
Diageo plc (United Kingdom)	23	974
Keurig Dr Pepper, Inc.	6	192
Molson Coors Beverage Co., Class B	—	12
Monster Beverage Corp. *	1	42
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	5

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Beverages — continued
PepsiCo, Inc.	1	247
Primo Water Corp.	13	169
		5,822
Biotechnology — 1.7%
AbbVie, Inc.	29	3,902
Alnylam Pharmaceuticals, Inc. *	1	225
Amgen, Inc.	1	115
Biogen, Inc. *	1	415
Exact Sciences Corp. *	4	343
Gilead Sciences, Inc.	1	93
Incyte Corp. *	—	9
Moderna, Inc. *	—	38
Natera, Inc. *	2	114
Regeneron Pharmaceuticals, Inc. *	4	2,630
Vertex Pharmaceuticals, Inc. *	2	693
		8,577
Broadline Retail — 1.9%
Amazon.com, Inc. *	72	9,303
eBay, Inc.	1	23
Etsy, Inc. *	—	5
Moran Foods Backstop Equity ‡ *	3	3
MYT Holding LLC ‡ *	37	18
Prosus NV (China) *	2	168
		9,520
Building Products — 0.4%
A O Smith Corp.	—	9
Allegion plc	—	10
AZEK Co., Inc. (The) *	5	155
Carlisle Cos., Inc.	1	132
Carrier Global Corp.	1	40
Fortune Brands Innovations, Inc.	2	158
Hayward Holdings, Inc. *	14	185
Johnson Controls International plc	1	45
Masco Corp.	—	13
Simpson Manufacturing Co., Inc.	2	210
Trane Technologies plc	4	848
		1,805
Capital Markets — 2.5%
3i Group plc (United Kingdom)	41	1,014
Ameriprise Financial, Inc.	2	555
Amundi SA (France) (b)	2	120
AssetMark Financial Holdings, Inc. *	5	141
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
Bank of New York Mellon Corp. (The)	1	31
BlackRock, Inc.	—	101
Blackstone, Inc.	4	351
Cboe Global Markets, Inc.	—	14
Charles Schwab Corp. (The)	16	899
CME Group, Inc.	13	2,412
Deutsche Boerse AG (Germany)	5	844
Evercore, Inc., Class A	2	203
FactSet Research Systems, Inc.	—	16
Franklin Resources, Inc.	—	7
Goldman Sachs Group, Inc. (The)	—	103
Intercontinental Exchange, Inc.	—	61
Japan Exchange Group, Inc. (Japan)	28	483
MarketAxess Holdings, Inc.	—	9
Moelis & Co., Class A	3	134
Moody's Corp.	—	53
Morgan Stanley	16	1,350
Morningstar, Inc.	1	153
MSCI, Inc.	—	37
Nasdaq, Inc.	—	16
Northern Trust Corp.	2	134
Raymond James Financial, Inc.	—	19
S&P Global, Inc.	9	3,525
State Street Corp.	—	24
StepStone Group, Inc., Class A	7	181
T. Rowe Price Group, Inc.	1	137
		13,127
Chemicals — 1.3%
Air Liquide SA (France)	6	1,060
Air Products and Chemicals, Inc.	—	65
Albemarle Corp.	—	24
Axalta Coating Systems Ltd. *	7	231
Celanese Corp.	—	10
CF Industries Holdings, Inc.	—	13
Corteva, Inc.	1	39
Dow, Inc.	17	894
DuPont de Nemours, Inc.	1	31
Eastman Chemical Co.	4	297
Ecolab, Inc.	—	45
FMC Corp.	—	13
International Flavors & Fragrances, Inc.	—	19
Linde plc	1	186
Linde plc	3	1,061
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Chemicals — continued
LyondellBasell Industries NV, Class A	—	22
Mosaic Co. (The)	—	11
Perimeter Solutions SA *	14	84
PPG Industries, Inc.	4	652
Quaker Chemical Corp.	1	193
Sherwin-Williams Co. (The)	—	61
Shin-Etsu Chemical Co. Ltd. (Japan)	56	1,868
		6,879
Commercial Services & Supplies — 0.5%
Brady Corp., Class A	3	144
Casella Waste Systems, Inc., Class A *	3	237
Cintas Corp.	—	46
Copart, Inc. *	6	549
Driven Brands Holdings, Inc. *	8	202
Elis SA (France)	7	142
MSA Safety, Inc.	2	274
RB Global, Inc. (Canada)	3	194
Republic Services, Inc.	—	31
Rollins, Inc.	—	10
SPIE SA (France)	5	145
Stericycle, Inc. *	4	183
UniFirst Corp.	1	139
Waste Management, Inc.	—	62
		2,358
Communications Equipment — 0.1%
Arista Networks, Inc. *	1	182
Cisco Systems, Inc.	6	314
F5, Inc. *	—	9
Juniper Networks, Inc.	1	8
Motorola Solutions, Inc.	—	53
		566
Construction & Engineering — 0.8%
AECOM	2	171
Quanta Services, Inc.	3	558
Vinci SA (France)	28	3,275
WillScot Mobile Mini Holdings Corp. *	6	284
		4,288
Construction Materials — 0.2%
Heidelberg Materials AG (Germany)	1	114
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — continued
Martin Marietta Materials, Inc.	1	320
Vulcan Materials Co.	2	374
		808
Consumer Finance — 0.3%
American Express Co.	6	915
Capital One Financial Corp.	5	528
Discover Financial Services	—	29
Synchrony Financial	—	8
		1,480
Consumer Staples Distribution & Retail — 1.0%
Albertsons Cos., Inc., Class A	6	122
Alimentation Couche-Tard, Inc. (Canada)	17	886
BJ's Wholesale Club Holdings, Inc. *	3	183
Casey's General Stores, Inc.	1	178
Costco Wholesale Corp.	—	231
Dollar General Corp.	3	450
Dollar Tree, Inc. *	—	28
Koninklijke Ahold Delhaize NV (Netherlands)	9	304
Kroger Co. (The)	1	29
Performance Food Group Co. *	4	228
Seven & i Holdings Co. Ltd. (Japan)	18	786
Sysco Corp.	—	36
Target Corp.	—	58
Walgreens Boots Alliance, Inc.	1	18
Wal-Mart de Mexico SAB de CV (Mexico)	364	1,443
Walmart, Inc.	1	221
X5 Retail Group NV, GDR (Russia) ‡ * (b)	1	—
		5,201
Containers & Packaging — 0.1%
Amcor plc	2	14
AptarGroup, Inc.	2	235
Avery Dennison Corp.	—	14
Ball Corp.	—	18
International Paper Co.	—	8
Packaging Corp. of America	2	240
Sealed Air Corp.	—	6
Silgan Holdings, Inc.	1	51
WestRock Co.	3	80
		666
Distributors — 0.0% ^
Genuine Parts Co.	—	23
Inchcape plc (United Kingdom)	8	77
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	7

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Distributors — continued
LKQ Corp.	—	14
Pool Corp.	—	14
		128
Diversified Consumer Services — 0.0% ^
Bright Horizons Family Solutions, Inc. *	3	228
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	7	110
Koninklijke KPN NV (Netherlands)	51	182
Nippon Telegraph & Telephone Corp. (Japan)	645	763
Telkom Indonesia Persero Tbk. PT (Indonesia)	1,943	520
Verizon Communications, Inc.	16	576
		2,151
Electric Utilities — 1.2%
Alliant Energy Corp.	—	13
American Electric Power Co., Inc.	—	42
Constellation Energy Corp.	—	29
Duke Energy Corp.	1	67
Edison International	2	142
Entergy Corp.	1	82
Evergy, Inc.	—	13
Eversource Energy	—	24
Exelon Corp.	1	39
FirstEnergy Corp.	1	20
Iberdrola SA (Spain)	95	1,247
NextEra Energy, Inc.	34	2,487
NRG Energy, Inc.	—	4
PG&E Corp. *	44	754
Pinnacle West Capital Corp.	—	9
Portland General Electric Co.	4	190
PPL Corp.	1	19
Southern Co. (The)	1	74
SSE plc (United Kingdom)	37	862
Xcel Energy, Inc.	3	187
		6,304
Electrical Equipment — 0.8%
AMETEK, Inc.	2	398
Eaton Corp. plc	6	1,197
Emerson Electric Co.	1	50
Generac Holdings, Inc. *	1	145
Hubbell, Inc.	1	363
Legrand SA (France)	10	951
NKT A/S (Denmark) *	2	144
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — continued
Rockwell Automation, Inc.	—	38
Schneider Electric SE	5	934
Shoals Technologies Group, Inc., Class A *	2	43
		4,263
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	1	58
Badger Meter, Inc.	1	190
CDW Corp.	1	91
Corning, Inc.	1	25
Fabrinet (Thailand) *	—	40
Jabil, Inc.	3	259
Keyence Corp. (Japan)	2	903
Keysight Technologies, Inc. *	1	182
nLight, Inc. *	6	95
Novanta, Inc. *	1	227
TD SYNNEX Corp.	1	120
TE Connectivity Ltd.	—	43
Teledyne Technologies, Inc. *	—	21
Trimble, Inc. *	—	12
Zebra Technologies Corp., Class A *	—	14
		2,280
Energy Equipment & Services — 0.3%
Baker Hughes Co.	45	1,414
Halliburton Co.	1	29
Schlumberger NV	1	68
TechnipFMC plc (United Kingdom) *	14	234
		1,745
Entertainment — 0.2%
Activision Blizzard, Inc. *	1	58
CTS Eventim AG & Co. KGaA (Germany)	2	117
Electronic Arts, Inc.	—	33
Live Nation Entertainment, Inc. *	—	13
Netflix, Inc. *	1	562
Take-Two Interactive Software, Inc. *	1	155
Walt Disney Co. (The) *	2	157
Warner Bros Discovery, Inc. *	2	26
		1,121
Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B *	4	1,295
BFF Bank SpA (Italy) (b)	2	20
Fidelity National Information Services, Inc.	1	31
Fiserv, Inc. *	1	77
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Financial Services — continued
FleetCor Technologies, Inc. *	1	202
Global Payments, Inc.	—	25
Jack Henry & Associates, Inc.	—	9
Mastercard, Inc., Class A	12	4,852
MGIC Investment Corp.	6	102
PayPal Holdings, Inc. *	1	72
Visa, Inc., Class A	2	371
WEX, Inc. *	1	233
		7,289
Food Products — 0.6%
Archer-Daniels-Midland Co.	1	40
Bunge Ltd.	—	13
Campbell Soup Co.	—	9
Conagra Brands, Inc.	1	15
Freshpet, Inc. *	2	131
General Mills, Inc.	1	43
Hershey Co. (The)	—	36
Hormel Foods Corp.	—	11
J M Smucker Co. (The)	—	15
Kellogg Co.	—	17
Kraft Heinz Co. (The)	5	191
Lamb Weston Holdings, Inc.	—	16
McCormick & Co., Inc. (Non-Voting)	—	21
Mondelez International, Inc., Class A	1	96
Nestle SA (Registered)	18	2,171
Post Holdings, Inc. *	2	163
Tyson Foods, Inc., Class A	—	—
Utz Brands, Inc.	10	155
		3,143
Gas Utilities — 0.0% ^
Atmos Energy Corp.	—	16
Ground Transportation — 1.3%
Canadian National Railway Co. (Canada)	11	1,375
CSX Corp.	2	69
JB Hunt Transport Services, Inc.	—	15
Knight-Swift Transportation Holdings, Inc.	3	161
Landstar System, Inc.	1	190
Lyft, Inc., Class A *	5	43
Norfolk Southern Corp.	3	696
Old Dominion Freight Line, Inc.	1	203
INVESTMENTS	SHARES (000)	VALUE ($000)

Ground Transportation — continued
Uber Technologies, Inc. *	71	3,075
Union Pacific Corp.	4	852
		6,679
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	2	183
Align Technology, Inc. *	—	24
Baxter International, Inc.	—	21
Becton Dickinson & Co.	—	73
Boston Scientific Corp. *	9	468
Cooper Cos., Inc. (The)	1	319
Dentsply Sirona, Inc.	—	8
Dexcom, Inc. *	3	369
Edwards Lifesciences Corp. *	1	56
Envista Holdings Corp. *	4	140
GE HealthCare Technologies, Inc.	—	31
Hologic, Inc. *	—	19
Hoya Corp. (Japan)	12	1,400
ICU Medical, Inc. *	1	209
IDEXX Laboratories, Inc. *	—	40
Insulet Corp. *	1	231
Intuitive Surgical, Inc. *	2	612
Medtronic plc	3	219
Neogen Corp. *	6	136
QuidelOrtho Corp. *	2	148
ResMed, Inc.	—	31
STERIS plc	—	22
Stryker Corp.	—	100
Teleflex, Inc.	—	11
Zimmer Biomet Holdings, Inc.	1	151
		5,021
Health Care Providers & Services — 1.5%
Agiliti, Inc. *	10	159
AmerisourceBergen Corp.	2	376
Cardinal Health, Inc.	—	23
Centene Corp. *	1	35
Chemed Corp.	—	203
Cigna Group (The)	1	231
CVS Health Corp.	3	232
DaVita, Inc. *	—	6
Elevance Health, Inc.	—	101
Encompass Health Corp.	4	276
HCA Healthcare, Inc.	1	277
HealthEquity, Inc. *	3	217
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	9

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Henry Schein, Inc. *	1	108
Humana, Inc.	—	54
Laboratory Corp. of America Holdings	1	190
McKesson Corp.	—	57
Molina Healthcare, Inc. *	—	16
NMC Health plc (United Arab Emirates) ‡ * (c)	1	—
Progyny, Inc. *	4	146
Quest Diagnostics, Inc.	—	15
UnitedHealth Group, Inc.	11	5,179
Universal Health Services, Inc., Class B	—	10
		7,911
Health Care REITs — 0.0% ^
Healthpeak Properties, Inc.	1	11
Ventas, Inc.	—	18
Welltower, Inc.	1	119
		148
Health Care Technology — 0.0% ^
Certara, Inc. *	6	113
Definitive Healthcare Corp. *	9	94
		207
Hotel & Resort REITs — 0.1%
Apple Hospitality REIT, Inc.	5	82
Host Hotels & Resorts, Inc.	1	12
Ryman Hospitality Properties, Inc.	2	182
		276
Hotels, Restaurants & Leisure — 1.6%
Booking Holdings, Inc. *	—	626
Caesars Entertainment, Inc. *	—	—
Carnival Corp. *	1	18
Chipotle Mexican Grill, Inc. *	—	58
Darden Restaurants, Inc.	—	20
Domino's Pizza, Inc.	—	7
Expedia Group, Inc. *	—	6
Hilton Worldwide Holdings, Inc.	9	1,294
Las Vegas Sands Corp. *	—	18
Marriott International, Inc., Class A	5	946
McDonald's Corp.	9	2,624
MGM Resorts International	—	13
Monarch Casino & Resort, Inc.	2	100
Norwegian Cruise Line Holdings Ltd. *	—	9
Planet Fitness, Inc., Class A *	3	191
Royal Caribbean Cruises Ltd. *	—	22
INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
Sodexo SA (France)	2	161
Starbucks Corp.	1	109
Texas Roadhouse, Inc.	1	105
Wendy's Co. (The)	9	199
Whitbread plc (United Kingdom)	6	275
Wynn Resorts Ltd.	—	10
Yum! Brands, Inc.	9	1,178
		7,989
Household Durables — 0.3%
DR Horton, Inc.	—	38
Garmin Ltd.	2	192
Lennar Corp., Class A	—	30
Mohawk Industries, Inc. *	1	138
Newell Brands, Inc.	10	84
NVR, Inc. *	—	25
PulteGroup, Inc.	—	17
Sony Group Corp. (Japan)	12	1,038
Whirlpool Corp.	—	8
		1,570
Household Products — 0.2%
Church & Dwight Co., Inc.	—	24
Clorox Co. (The)	—	19
Colgate-Palmolive Co.	1	62
Energizer Holdings, Inc.	3	94
Essity AB, Class B (Sweden)	6	167
Kimberly-Clark Corp.	—	45
Procter & Gamble Co. (The)	4	580
		991
Independent Power and Renewable Electricity Producers — 0.6%
ACEN Corp. (Philippines) *	5	1
AES Corp. (The)	—	13
RWE AG (Germany)	68	2,963
		2,977
Industrial Conglomerates — 0.2%
3M Co.	1	52
General Electric Co.	1	116
Honeywell International, Inc.	1	290
Siemens AG (Registered) (Germany)	2	340
		798
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Industrial REITs — 0.6%
EastGroup Properties, Inc.	2	280
Prologis, Inc.	21	2,595
		2,875
Insurance — 2.1%
Aflac, Inc.	1	38
AIA Group Ltd. (Hong Kong)	176	1,784
Allianz SE (Registered) (Germany)	7	1,671
Allstate Corp. (The)	—	27
American International Group, Inc.	1	38
Aon plc, Class A	—	73
Arch Capital Group Ltd. *	—	27
Arthur J Gallagher & Co.	—	57
Assurant, Inc.	—	2
Brown & Brown, Inc.	—	16
Chubb Ltd.	1	209
Cincinnati Financial Corp.	—	14
CNA Financial Corp.	2	73
Everest Re Group Ltd.	—	13
Fairfax Financial Holdings Ltd. (Canada)	—	126
Globe Life, Inc.	—	10
Hartford Financial Services Group, Inc. (The)	1	97
Kinsale Capital Group, Inc.	—	155
Loews Corp.	6	367
Marsh & McLennan Cos., Inc.	1	96
MetLife, Inc.	1	35
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	3	928
Principal Financial Group, Inc.	—	16
Progressive Corp. (The)	16	2,070
Prudential Financial, Inc.	—	31
RLI Corp.	2	201
Tokio Marine Holdings, Inc. (Japan)	45	1,047
Travelers Cos., Inc. (The)	2	250
Willis Towers Watson plc	—	24
WR Berkley Corp.	2	113
Zurich Insurance Group AG (Switzerland)	3	1,374
		10,982
Interactive Media & Services — 2.3%
Alphabet, Inc., Class A *	15	1,833
Alphabet, Inc., Class C *	20	2,382
IAC, Inc. *	2	150
Match Group, Inc. *	—	2
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — continued
Meta Platforms, Inc., Class A *	21	5,863
Tencent Holdings Ltd. (China)	38	1,598
		11,828
IT Services — 0.4%
Accenture plc, Class A	2	639
Akamai Technologies, Inc. *	—	14
Capgemini SE (France)	4	706
Cognizant Technology Solutions Corp., Class A	1	32
DXC Technology Co. *	—	6
EPAM Systems, Inc. *	—	12
Gartner, Inc. *	—	27
International Business Machines Corp.	2	220
MongoDB, Inc. *	1	407
Snowflake, Inc., Class A *	1	212
VeriSign, Inc. *	—	21
		2,296
Leisure Products — 0.1%
Acushnet Holdings Corp.	3	168
Brunswick Corp.	2	208
Games Workshop Group plc (United Kingdom)	1	98
Hasbro, Inc.	—	8
		482
Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	—	34
Azenta, Inc. *	3	131
Bio-Rad Laboratories, Inc., Class A *	—	7
Bio-Techne Corp.	—	12
Charles River Laboratories International, Inc. *	—	10
Danaher Corp.	2	475
Illumina, Inc. *	—	28
IQVIA Holdings, Inc. *	—	40
Mettler-Toledo International, Inc. *	—	178
Revvity, Inc.	—	14
Syneos Health, Inc. *	1	18
Thermo Fisher Scientific, Inc.	1	437
Waters Corp. *	—	14
West Pharmaceutical Services, Inc.	—	28
		1,426
Machinery — 1.5%
Atlas Copco AB, Class A (Sweden)	63	916
Caterpillar, Inc.	1	123
Cummins, Inc.	—	33
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	11

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — continued
Deere & Co.	8	3,353
Douglas Dynamics, Inc.	3	84
Dover Corp.	2	237
Fortive Corp.	—	26
Gates Industrial Corp. plc *	9	115
Hillman Solutions Corp. *	18	161
IDEX Corp.	—	16
Illinois Tool Works, Inc.	—	82
Ingersoll Rand, Inc.	5	328
ITT, Inc.	1	57
Konecranes OYJ (Finland)	2	98
Lincoln Electric Holdings, Inc.	1	224
Middleby Corp. (The) *	1	117
Nordson Corp.	—	13
Otis Worldwide Corp.	—	36
PACCAR, Inc.	1	42
Parker-Hannifin Corp.	—	50
Pentair plc	—	10
RBC Bearings, Inc. *	1	214
Rotork plc (United Kingdom)	32	123
Snap-on, Inc.	—	16
Stanley Black & Decker, Inc.	—	6
Timken Co. (The)	1	111
Toro Co. (The)	2	157
Volvo AB, Class B (Sweden)	43	889
Weir Group plc (The) (United Kingdom)	4	95
Westinghouse Air Brake Technologies Corp.	—	19
Xylem, Inc.	—	26
		7,777
Media — 0.3%
Charter Communications, Inc., Class A *	2	683
Comcast Corp., Class A	4	168
Fox Corp., Class A	—	10
Fox Corp., Class B	—	4
Interpublic Group of Cos., Inc. (The)	1	15
Liberty Broadband Corp., Class C *	2	128
Liberty Media Corp.-Liberty SiriusXM, Class C *	5	164
News Corp., Class A	—	7
News Corp., Class B	—	2
Nexstar Media Group, Inc.	—	57
Omnicom Group, Inc.	—	19
INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
Paramount Global, Class B	—	1
Trade Desk, Inc. (The), Class A *	5	353
		1,611
Metals & Mining — 0.6%
Anglo American plc (South Africa)	22	642
BHP Group Ltd. (Australia)	40	1,211
Freeport-McMoRan, Inc.	6	225
Magnitogorsk Iron & Steel Works PJSC (Russia) ‡ *	19	—
MMC Norilsk Nickel PJSC (Russia) ‡ *	—	1
MMC Norilsk Nickel PJSC, ADR (Russia) ‡ *	—	—
Newmont Corp.	1	33
Nucor Corp.	—	40
Rio Tinto plc (Australia)	12	740
Severstal PAO, GDR (Russia) ‡ * (b)	2	1
Steel Dynamics, Inc.	—	17
		2,910
Multi-Utilities — 0.4%
Ameren Corp.	—	21
CenterPoint Energy, Inc.	1	18
CMS Energy Corp.	—	16
Consolidated Edison, Inc.	1	31
Dominion Energy, Inc.	3	169
DTE Energy Co.	—	22
Engie SA (France)	33	553
NiSource, Inc.	1	11
NorthWestern Corp.	3	174
Public Service Enterprise Group, Inc.	14	869
Sempra Energy	—	44
WEC Energy Group, Inc.	—	27
		1,955
Office REITs — 0.0% ^
Alexandria Real Estate Equities, Inc.	—	17
Oil, Gas & Consumable Fuels — 2.6%
APA Corp.	—	10
BP plc (United Kingdom)	131	763
Cheniere Energy, Inc.	2	255
Chesapeake Energy Corp.	1	46
Chevron Corp.	11	1,646
ConocoPhillips	16	1,701
Coterra Energy, Inc.	4	111
Devon Energy Corp.	1	30
Diamondback Energy, Inc.	—	23
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
DT Midstream, Inc.	3	125
EOG Resources, Inc.	9	1,054
EQT Corp.	—	8
Exxon Mobil Corp.	4	425
Gazprom PJSC (Russia) ‡	28	1
Hess Corp.	—	36
Kinder Morgan, Inc.	14	241
Marathon Oil Corp.	1	14
Marathon Petroleum Corp.	—	48
Novatek PJSC (Russia) ‡	1	—
Occidental Petroleum Corp.	1	41
ONEOK, Inc.	—	26
Phillips 66	2	214
Pioneer Natural Resources Co.	3	684
Rosneft Oil Co. PJSC (Russia) ‡	5	—
Shell plc (Netherlands)	138	4,104
Targa Resources Corp.	—	14
TotalEnergies SE (France)	30	1,727
Valero Energy Corp.	—	41
Williams Cos., Inc. (The)	8	247
		13,635
Passenger Airlines — 0.1%
Alaska Air Group, Inc. *	3	145
American Airlines Group, Inc. *	1	11
Delta Air Lines, Inc. *	1	30
Deutsche Lufthansa AG (Registered) (Germany) *	20	204
Ryanair Holdings plc, ADR (Ireland) *	2	204
Southwest Airlines Co.	—	20
United Airlines Holdings, Inc. *	—	17
		631
Personal Care Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	1	214
Kenvue, Inc. *	3	84
L'Oreal SA (France)	1	530
		828
Pharmaceuticals — 2.4%
AstraZeneca plc (United Kingdom)	16	2,344
Bristol-Myers Squibb Co.	47	3,000
Catalent, Inc. *	—	7
Eli Lilly & Co.	2	779
Johnson & Johnson	5	749
Merck & Co., Inc.	4	439
INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued
Novartis AG (Registered) (Switzerland)	5	546
Novo Nordisk A/S, Class B (Denmark)	16	2,572
Organon & Co.	—	5
Pfizer, Inc.	5	199
Roche Holding AG	5	1,518
Royalty Pharma plc, Class A	6	179
Viatris, Inc.	1	6
Zoetis, Inc.	—	78
		12,421
Professional Services — 0.4%
Automatic Data Processing, Inc.	1	87
Broadridge Financial Solutions, Inc.	—	19
Ceridian HCM Holding, Inc. *	—	4
CoStar Group, Inc. *	1	35
Equifax, Inc.	1	248
First Advantage Corp. *	11	174
Jacobs Solutions, Inc.	—	15
Leidos Holdings, Inc.	1	82
Paychex, Inc.	—	35
Paycom Software, Inc.	—	14
Paycor HCM, Inc. *	7	160
RELX plc (United Kingdom)	37	1,226
Robert Half International, Inc.	—	8
Verisk Analytics, Inc.	—	34
Verra Mobility Corp. *	5	105
		2,246
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	3	229
Cushman & Wakefield plc *	14	111
		340
Residential REITs — 0.1%
American Homes 4 Rent, Class A	4	153
AvalonBay Communities, Inc.	—	27
Camden Property Trust	—	11
Equity Residential	1	22
Essex Property Trust, Inc.	—	14
Invitation Homes, Inc.	1	19
Mid-America Apartment Communities, Inc.	1	190
UDR, Inc.	—	13
		449
Retail REITs — 0.2%
Brixmor Property Group, Inc.	7	145
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	13

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Retail REITs — continued
Federal Realty Investment Trust	1	128
Kimco Realty Corp.	11	223
NNN REIT, Inc.	4	174
Realty Income Corp.	1	39
Regency Centers Corp.	—	9
Simon Property Group, Inc.	—	37
		755
Semiconductors & Semiconductor Equipment — 4.8%
Advanced Micro Devices, Inc. *	14	1,572
Allegro MicroSystems, Inc. (Japan) *	3	137
Analog Devices, Inc.	6	1,138
Applied Materials, Inc.	1	118
ASML Holding NV (Netherlands)	4	2,634
ASML Holding NV (Registered), NYRS (Netherlands)	—	131
Broadcom, Inc.	—	351
Enphase Energy, Inc. *	—	21
Entegris, Inc.	2	243
First Solar, Inc. *	—	18
Infineon Technologies AG (Germany)	23	937
Intel Corp.	4	133
KLA Corp.	—	66
Lam Research Corp.	1	462
MACOM Technology Solutions Holdings, Inc. *	4	242
Marvell Technology, Inc.	4	223
Microchip Technology, Inc.	—	47
Micron Technology, Inc.	1	66
Monolithic Power Systems, Inc.	—	21
NVIDIA Corp.	16	6,844
NXP Semiconductors NV (China)	12	2,522
ON Semiconductor Corp. *	—	39
Power Integrations, Inc.	2	243
Qorvo, Inc. *	—	10
QUALCOMM, Inc.	1	128
Skyworks Solutions, Inc.	—	17
SMA Solar Technology AG (Germany) *	1	70
SolarEdge Technologies, Inc. *	1	253
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	47	4,709
Teradyne, Inc.	7	737
Texas Instruments, Inc.	2	381
		24,513
Software — 4.6%
Adobe, Inc. *	3	1,243
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
ANSYS, Inc. *	—	27
Autodesk, Inc. *	—	42
Cadence Design Systems, Inc. *	1	266
Clearwater Analytics Holdings, Inc., Class A *	10	153
Confluent, Inc., Class A *	8	276
Crowdstrike Holdings, Inc., Class A *	1	178
Envestnet, Inc. *	2	149
Fair Isaac Corp. *	—	19
Fortinet, Inc. *	1	47
Gen Digital, Inc.	—	—
Guidewire Software, Inc. *	2	142
HashiCorp, Inc., Class A *	4	103
HubSpot, Inc. *	1	303
Intuit, Inc.	2	1,068
Microsoft Corp.	49	16,714
nCino, Inc. *	4	114
Oracle Corp.	9	1,086
Palo Alto Networks, Inc. *	2	630
PTC, Inc. *	—	15
Q2 Holdings, Inc. *	1	37
Roper Technologies, Inc.	—	50
Salesforce, Inc. *	1	199
ServiceNow, Inc. *	1	380
Synopsys, Inc. *	1	260
Tyler Technologies, Inc. *	—	18
Workday, Inc., Class A *	1	235
Workiva, Inc. *	1	138
		23,892
Specialized REITs — 0.3%
American Tower Corp.	1	87
Crown Castle, Inc.	—	47
CubeSmart	4	165
Digital Realty Trust, Inc.	—	31
Equinix, Inc.	—	73
Extra Space Storage, Inc.	—	19
Iron Mountain, Inc.	—	16
Lamar Advertising Co., Class A	1	128
Outfront Media, Inc.	10	152
Public Storage	1	220
Rayonier, Inc.	5	153
SBA Communications Corp.	—	23
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — continued
VICI Properties, Inc.	1	31
Weyerhaeuser Co.	9	291
		1,436
Specialty Retail — 1.3%
Advance Auto Parts, Inc.	—	—
AutoZone, Inc. *	—	272
Bath & Body Works, Inc.	2	75
Best Buy Co., Inc.	2	115
CarMax, Inc. *	—	13
Dick's Sporting Goods, Inc.	1	119
Dunelm Group plc (United Kingdom)	6	84
Home Depot, Inc. (The)	1	432
Industria de Diseno Textil SA (Spain)	27	1,050
JD Sports Fashion plc (United Kingdom)	65	120
Leslie's, Inc. *	13	121
Lowe's Cos., Inc.	7	1,650
Murphy USA, Inc.	—	114
National Vision Holdings, Inc. *	3	70
O'Reilly Automotive, Inc. *	—	57
Ross Stores, Inc.	13	1,474
Savers Value Village, Inc. *	3	61
TJX Cos., Inc. (The)	8	658
Tractor Supply Co.	—	23
Ulta Beauty, Inc. *	—	23
		6,531
Technology Hardware, Storage & Peripherals — 2.8%
Apple, Inc.	57	11,083
Hewlett Packard Enterprise Co.	1	20
HP, Inc.	1	25
NetApp, Inc.	—	16
Samsung Electronics Co. Ltd. (South Korea)	57	3,152
Seagate Technology Holdings plc	2	101
Western Digital Corp. *	—	5
		14,402
Textiles, Apparel & Luxury Goods — 0.9%
Carter's, Inc.	2	122
Cie Financiere Richemont SA (Registered) (Switzerland)	2	311
Columbia Sportswear Co.	1	73
HUGO BOSS AG (Germany)	1	110
Lululemon Athletica, Inc. *	1	205
LVMH Moet Hennessy Louis Vuitton SE (France)	4	3,654
NIKE, Inc., Class B	1	132
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued
Ralph Lauren Corp.	1	163
Tapestry, Inc.	—	9
		4,779
Tobacco — 0.1%
Altria Group, Inc.	2	78
Philip Morris International, Inc.	3	314
		392
Trading Companies & Distributors — 0.3%
AddTech AB, Class B (Sweden)	3	65
Air Lease Corp.	3	132
Applied Industrial Technologies, Inc.	1	197
Ashtead Group plc (United Kingdom)	3	180
Core & Main, Inc., Class A *	3	76
Fastenal Co.	1	33
Ferguson plc	5	857
United Rentals, Inc.	—	28
WW Grainger, Inc.	—	37
		1,605
Water Utilities — 0.0% ^
American Water Works Co., Inc.	—	27
Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc. *	4	561
Total Common Stocks (Cost $217,211)		306,380
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 9.2%
U.S. Treasury Bonds
1.13%, 8/15/2040	8,000	5,144
1.75%, 8/15/2041	3,000	2,108
2.75%, 11/15/2042	1,000	823
1.25%, 5/15/2050	8,000	4,498
2.38%, 5/15/2051	2,000	1,487
U.S. Treasury Notes
0.88%, 1/31/2024 (d)	7,843	7,640
1.75%, 3/15/2025	500	473
0.25%, 8/31/2025	2,000	1,814
0.88%, 9/30/2026	3,000	2,684
3.13%, 8/31/2027	3,000	2,869
0.38%, 9/30/2027	3,000	2,553
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	15

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued
4.13%, 10/31/2027	1,500	1,492
2.88%, 5/15/2028	500	472
1.25%, 9/30/2028	7,000	6,060
1.50%, 11/30/2028	2,000	1,749
2.38%, 3/31/2029	2,000	1,826
3.88%, 11/30/2029	1,000	991
3.75%, 5/31/2030	1,000	986
1.38%, 11/15/2031	2,000	1,649
Total U.S. Treasury Obligations (Cost $50,141)		47,318
	SHARES (000)
Investment Companies — 8.4%
Fixed Income — 6.3%
JPMorgan Core Bond Fund Class R6 Shares (e)	3,178	32,384
U.S. Equity — 2.1%
JPMorgan Large Cap Value Fund Class R6 Shares (e)	580	10,783
Total Investment Companies (Cost $48,761)		43,167
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 7.7%
Aerospace & Defense — 0.2%
Boeing Co. (The)
5.15%, 5/1/2030	300	297
5.71%, 5/1/2040	120	120
Leidos, Inc. 5.75%, 3/15/2033	77	76
Northrop Grumman Corp. 4.95%, 3/15/2053	130	127
Raytheon Technologies Corp. 4.13%, 11/16/2028	220	212
		832
Automobile Components — 0.0% ^
Lear Corp. 2.60%, 1/15/2032	23	18
Automobiles — 0.2%
General Motors Co. 6.13%, 10/1/2025	210	212
Hyundai Capital America 0.80%, 1/8/2024 (a)	380	370
Nissan Motor Co. Ltd. (Japan) 4.81%, 9/17/2030 (a)	300	263
		845
Banks — 2.0%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (a) (f)	200	167
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (a) (g)	200	190
Banco Santander SA (Spain) 2.75%, 12/3/2030	600	470
Bank of America Corp.
(SOFR + 0.96%), 1.73%, 7/22/2027 (f)	960	857
(SOFR + 1.63%), 5.20%, 4/25/2029 (f)	109	108
(3-MONTH CME TERM SOFR + 3.41%), 4.08%, 3/20/2051 (f)	90	75
Bank of New Zealand (New Zealand) 2.00%, 2/21/2025 (a)	500	470
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	200	193
Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (f)	300	236
BNP Paribas SA (France) (SOFR + 1.56%), 3.13%, 1/20/2033 (a) (f)	300	246
BPCE SA (France) (SOFR + 1.31%), 2.28%, 1/20/2032 (a) (f)	500	386
Citigroup, Inc. (SOFR + 3.91%), 4.41%, 3/31/2031 (f)	710	668
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.98%, 12/15/2027 (a) (f)	250	218
Credit Agricole SA (France) (SOFR + 1.68%), 1.91%, 6/16/2026 (a) (f)	500	460
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (a) (f)	200	173
Fifth Third Bancorp (SOFRINDX + 2.13%), 4.77%, 7/28/2030 (f)	240	224
HSBC Holdings plc (United Kingdom) (3-MONTH CME TERM SOFR + 1.35%), 4.29%, 9/12/2026 (f)	900	866
KeyCorp (SOFRINDX + 1.25%), 3.88%, 5/23/2025 (f)	21	19
Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	450	422
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.19%, 2/25/2025	300	283
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (f)	200	179
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (a) (g)	400	395
NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (f)	400	352
Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (a)	300	262
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (f)	26	25
Societe Generale SA (France) 2.63%, 1/22/2025 (a)	650	611
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (a) (f)	500	471
Sumitomo Mitsui Financial Group, Inc. (Japan) 3.04%, 7/16/2029	500	437
Toronto-Dominion Bank (The) (Canada) 3.77%, 6/6/2025	120	116
Truist Financial Corp. (SOFR + 2.05%), 6.05%, 6/8/2027 (f)	63	63
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (a) (f)	217	171
Wells Fargo & Co.
(SOFR + 1.51%), 3.53%, 3/24/2028 (f)	320	299
(SOFR + 2.10%), 4.90%, 7/25/2033 (f)	140	134
Westpac Banking Corp. (Australia) (USD SOFR Spread-Adjusted ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (f) (g)	300	278
		10,524
Beverages — 0.1%
Constellation Brands, Inc. 2.88%, 5/1/2030	170	147
Molson Coors Beverage Co. 4.20%, 7/15/2046	198	164
		311
Biotechnology — 0.1%
AbbVie, Inc.
3.20%, 11/21/2029	260	235
4.05%, 11/21/2039	150	131
Amgen, Inc.
3.15%, 2/21/2040	50	38
4.20%, 2/22/2052	68	56
4.88%, 3/1/2053	21	19
5.65%, 3/2/2053	118	120
		599
Broadline Retail — 0.1%
Amazon.com, Inc. 3.95%, 4/13/2052	170	148
eBay, Inc. 2.60%, 5/10/2031	140	117
		265
Capital Markets — 0.7%
Ameriprise Financial, Inc. 3.70%, 10/15/2024	140	136
Brookfield Finance, Inc. (Canada) 4.85%, 3/29/2029	170	163
Deutsche Bank AG (Germany)
(SOFR + 1.32%), 2.55%, 1/7/2028 (f)	350	304
(SOFR + 1.72%), 3.04%, 5/28/2032 (f)	150	118
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
Goldman Sachs Group, Inc. (The)
(3-MONTH CME TERM SOFR + 1.77%), 3.69%, 6/5/2028 (f)	500	470
(SOFR + 1.51%), 3.21%, 4/22/2042 (f)	240	177
Macquarie Group Ltd. (Australia) (SOFR + 1.44%), 2.69%, 6/23/2032 (a) (f)	240	189
Morgan Stanley
4.00%, 7/23/2025	530	515
(SOFR + 1.73%), 5.12%, 2/1/2029 (f)	110	108
(SOFR + 1.49%), 3.22%, 4/22/2042 (f)	60	46
Nasdaq, Inc. 5.55%, 2/15/2034	30	30
Nomura Holdings, Inc. (Japan) 2.33%, 1/22/2027	250	221
State Street Corp. (SOFR + 1.72%), 5.82%, 11/4/2028 (f)	32	33
UBS Group AG (Switzerland)
(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (f)	650	596
(SOFR + 1.73%), 3.09%, 5/14/2032 (a) (f)	652	527
		3,633
Chemicals — 0.1%
Albemarle Corp. 5.05%, 6/1/2032	100	97
EIDP, Inc. 4.50%, 5/15/2026	64	63
International Flavors & Fragrances, Inc. 2.30%, 11/1/2030 (a)	240	190
RPM International, Inc. 2.95%, 1/15/2032	14	11
		361
Commercial Services & Supplies — 0.0% ^
Republic Services, Inc. 5.00%, 4/1/2034	53	53
Construction & Engineering — 0.0% ^
Quanta Services, Inc.
2.90%, 10/1/2030	50	42
2.35%, 1/15/2032	53	42
		84
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	170	144
Consumer Finance — 0.4%
AerCap Ireland Capital DAC (Ireland) 1.75%, 1/30/2026	450	404
Avolon Holdings Funding Ltd. (Ireland)
5.25%, 5/15/2024 (a)	350	344
2.13%, 2/21/2026 (a)	750	667
4.25%, 4/15/2026 (a)	400	373
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	17

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
Capital One Financial Corp.
(SOFR + 1.37%), 4.17%, 5/9/2025 (f)	56	54
3.80%, 1/31/2028	170	156
		1,998
Consumer Staples Distribution & Retail — 0.0% ^
Alimentation Couche-Tard, Inc. (Canada) 3.80%, 1/25/2050 (a)	140	102
Walmart, Inc. 4.10%, 4/15/2033	99	96
		198
Containers & Packaging — 0.0% ^
WRKCo, Inc. 3.90%, 6/1/2028	170	158
Diversified REITs — 0.1%
Safehold GL Holdings LLC 2.85%, 1/15/2032	100	77
WP Carey, Inc. 2.25%, 4/1/2033	260	195
		272
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
1.65%, 2/1/2028	430	369
3.65%, 9/15/2059	80	56
Sprint Capital Corp. 6.88%, 11/15/2028	16	17
Verizon Communications, Inc. 3.15%, 3/22/2030	170	151
		593
Electric Utilities — 0.5%
AEP Transmission Co. LLC 5.40%, 3/15/2053	37	38
Appalachian Power Co. Series AA, 2.70%, 4/1/2031	150	125
Duke Energy Corp. 3.75%, 9/1/2046	260	197
Duke Energy Indiana LLC 5.40%, 4/1/2053	10	10
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (a)	146	114
Entergy Louisiana LLC 2.35%, 6/15/2032	260	208
Eversource Energy 2.90%, 3/1/2027	120	111
Exelon Corp. 4.05%, 4/15/2030	260	243
Fells Point Funding Trust 3.05%, 1/31/2027 (a)	190	175
ITC Holdings Corp. 4.95%, 9/22/2027 (a)	42	41
Jersey Central Power & Light Co. 2.75%, 3/1/2032 (a)	174	143
NextEra Energy Capital Holdings, Inc. 5.25%, 2/28/2053	115	111
NRG Energy, Inc. 2.45%, 12/2/2027 (a)	170	143
Pacific Gas and Electric Co.
2.95%, 3/1/2026	150	137
6.10%, 1/15/2029	34	33
6.40%, 6/15/2033	86	86
4.95%, 7/1/2050	170	133
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	154	161
Southern California Edison Co. Series C, 4.13%, 3/1/2048	260	211
Southern Co. (The) Series A, 3.70%, 4/30/2030	220	202
Virginia Electric and Power Co. 4.45%, 2/15/2044	50	43
Xcel Energy, Inc. 3.40%, 6/1/2030	170	151
		2,816
Entertainment — 0.0% ^
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	36	34
Financial Services — 0.1%
Corebridge Financial, Inc. 4.40%, 4/5/2052	123	97
Global Payments, Inc. 2.90%, 5/15/2030	170	144
Nationwide Building Society (United Kingdom) (SOFR + 1.29%), 2.97%, 2/16/2028 (a) (f)	241	216
		457
Food Products — 0.1%
Bunge Ltd. Finance Corp.
1.63%, 8/17/2025	170	156
3.75%, 9/25/2027	170	160
Cargill, Inc. 4.38%, 4/22/2052 (a)	50	45
Conagra Brands, Inc. 5.40%, 11/1/2048	30	29
General Mills, Inc. 4.95%, 3/29/2033	47	47
Smithfield Foods, Inc. 3.00%, 10/15/2030 (a)	170	133
		570
Ground Transportation — 0.2%
Burlington Northern Santa Fe LLC 3.30%, 9/15/2051	260	194
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	150	136
Norfolk Southern Corp. 2.55%, 11/1/2029	100	86
Penske Truck Leasing Co. LP
5.75%, 5/24/2026 (a)	61	61
4.40%, 7/1/2027 (a)	150	142
Ryder System, Inc. 4.30%, 6/15/2027	120	115
Triton Container International Ltd. (Bermuda)
1.15%, 6/7/2024 (a)	38	36
3.25%, 3/15/2032	223	173
		943
Health Care Equipment & Supplies — 0.1%
Abbott Laboratories 4.90%, 11/30/2046	220	222
Boston Scientific Corp. 2.65%, 6/1/2030	170	148
		370
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — 0.1%
CVS Health Corp. 2.70%, 8/21/2040	310	216
HCA, Inc. 5.25%, 6/15/2026	260	257
Humana, Inc. 3.95%, 3/15/2027	50	48
Quest Diagnostics, Inc. 2.95%, 6/30/2030	170	150
		671
Health Care REITs — 0.1%
Healthcare Realty Holdings LP 2.00%, 3/15/2031	170	131
Healthpeak OP LLC 2.13%, 12/1/2028	23	19
Physicians Realty LP 2.63%, 11/1/2031	44	34
Sabra Health Care LP 3.20%, 12/1/2031	148	111
Ventas Realty LP 3.25%, 10/15/2026	120	110
Welltower OP LLC 2.75%, 1/15/2032	170	137
		542
Hotels, Restaurants & Leisure — 0.0% ^
Expedia Group, Inc. 3.25%, 2/15/2030	140	122
Household Durables — 0.0% ^
MDC Holdings, Inc. 3.97%, 8/6/2061	150	89
Industrial REITs — 0.0% ^
Prologis LP 4.75%, 6/15/2033	150	146
Insurance — 0.2%
Athene Global Funding
2.75%, 6/25/2024 (a)	170	164
2.72%, 1/7/2029 (a)	150	122
Brighthouse Financial Global Funding 1.00%, 4/12/2024 (a)	170	163
CNO Global Funding 2.65%, 1/6/2029 (a)	260	219
F&G Global Funding 2.30%, 4/11/2027 (a)	150	133
Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (f)	170	158
Marsh & McLennan Cos., Inc. 2.25%, 11/15/2030	170	141
		1,100
Leisure Products — 0.0% ^
Mattel, Inc. 3.38%, 4/1/2026 (a)	18	17
Media — 0.2%
Charter Communications Operating LLC
3.75%, 2/15/2028	81	74
4.80%, 3/1/2050	240	181
Comcast Corp.
2.65%, 2/1/2030	170	149
2.94%, 11/1/2056	237	154
Cox Communications, Inc. 1.80%, 10/1/2030 (a)	170	134
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
Discovery Communications LLC
3.63%, 5/15/2030	100	88
5.20%, 9/20/2047	50	41
		821
Metals & Mining — 0.1%
Glencore Funding LLC (Australia) 2.63%, 9/23/2031 (a)	120	97
Steel Dynamics, Inc. 3.25%, 1/15/2031	170	147
		244
Multi-Utilities — 0.1%
CenterPoint Energy, Inc. 1.45%, 6/1/2026	198	177
Consumers Energy Co. 4.63%, 5/15/2033	200	194
NiSource, Inc. 5.25%, 3/30/2028	26	26
PG&E Energy Recovery Funding LLC Series A-3, 2.82%, 7/15/2046	43	31
Puget Energy, Inc. 2.38%, 6/15/2028	15	13
San Diego Gas & Electric Co. 2.95%, 8/15/2051	240	162
		603
Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.
2.95%, 3/15/2034	137	108
5.15%, 4/15/2053	56	50
Corporate Office Properties LP 2.00%, 1/15/2029	136	104
Kilroy Realty LP 2.65%, 11/15/2033	70	47
		309
Oil, Gas & Consumable Fuels — 0.4%
BP Capital Markets America, Inc.
3.06%, 6/17/2041	290	220
3.00%, 2/24/2050	30	21
ConocoPhillips Co. 5.30%, 5/15/2053	103	105
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	87	88
Energy Transfer LP
4.40%, 3/15/2027	120	115
4.15%, 9/15/2029	260	239
Flex Intermediate Holdco LLC 4.32%, 12/30/2039 (a)	77	56
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (a)	370	340
Hess Corp. 6.00%, 1/15/2040	35	35
Kinder Morgan, Inc. 5.20%, 6/1/2033	81	78
MPLX LP
2.65%, 8/15/2030	80	67
5.65%, 3/1/2053	33	31
NGPL PipeCo LLC 3.25%, 7/15/2031 (a)	33	27
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	19

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Pioneer Natural Resources Co. 1.13%, 1/15/2026	170	153
Plains All American Pipeline LP 3.55%, 12/15/2029	170	150
Sabine Pass Liquefaction LLC 4.50%, 5/15/2030	170	161
Targa Resources Partners LP 4.00%, 1/15/2032	18	15
Williams Cos., Inc. (The) 2.60%, 3/15/2031	25	21
		1,922
Personal Care Products — 0.0% ^
Kenvue, Inc. 5.20%, 3/22/2063 (a)	12	12
Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co. 3.70%, 3/15/2052	182	148
Merck & Co., Inc. 4.50%, 5/17/2033	118	117
Mylan, Inc. 5.40%, 11/29/2043	50	42
Pfizer Investment Enterprises Pte. Ltd. 5.30%, 5/19/2053	156	162
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	260	244
Zoetis, Inc. 2.00%, 5/15/2030	170	142
		855
Residential REITs — 0.1%
Mid-America Apartments LP 4.20%, 6/15/2028	120	115
UDR, Inc. 3.20%, 1/15/2030	170	150
		265
Retail REITs — 0.1%
Brixmor Operating Partnership LP 4.13%, 5/15/2029	150	134
Realty Income Corp. 3.25%, 1/15/2031	170	148
Regency Centers LP 3.60%, 2/1/2027	170	160
		442
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 3.50%, 12/5/2026	140	135
Broadcom, Inc. 3.19%, 11/15/2036 (a)	390	295
Intel Corp.
5.63%, 2/10/2043	51	52
5.70%, 2/10/2053	58	59
NXP BV (China) 2.50%, 5/11/2031	140	114
QUALCOMM, Inc. 4.50%, 5/20/2052	77	70
Texas Instruments, Inc.
4.90%, 3/14/2033	63	65
5.05%, 5/18/2063	83	83
TSMC Global Ltd. (Taiwan) 4.38%, 7/22/2027 (a)	300	292
Xilinx, Inc. 2.38%, 6/1/2030	40	34
		1,199
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — 0.1%
Oracle Corp.
3.25%, 11/15/2027	170	158
4.90%, 2/6/2033	71	69
3.60%, 4/1/2040	150	116
5.55%, 2/6/2053	80	78
Roper Technologies, Inc. 3.80%, 12/15/2026	220	210
Workday, Inc. 3.50%, 4/1/2027	70	66
		697
Specialized REITs — 0.2%
American Tower Corp.
1.45%, 9/15/2026	162	143
2.90%, 1/15/2030	170	147
Crown Castle, Inc. 4.45%, 2/15/2026	220	214
Equinix, Inc. 2.00%, 5/15/2028	133	113
Extra Space Storage LP 2.35%, 3/15/2032	90	70
Life Storage LP 2.20%, 10/15/2030	150	120
		807
Specialty Retail — 0.1%
Advance Auto Parts, Inc. 3.50%, 3/15/2032	300	240
AutoZone, Inc. 1.65%, 1/15/2031	170	132
Lowe's Cos., Inc. 3.75%, 4/1/2032	140	127
O'Reilly Automotive, Inc. 1.75%, 3/15/2031	170	134
		633
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
4.30%, 5/10/2033	200	199
2.38%, 2/8/2041	140	103
Dell International LLC
6.02%, 6/15/2026	260	264
5.25%, 2/1/2028	32	32
		598
Tobacco — 0.0% ^
BAT Capital Corp. (United Kingdom) 3.73%, 9/25/2040	270	192
Trading Companies & Distributors — 0.1%
Air Lease Corp.
2.88%, 1/15/2026	450	416
3.63%, 4/1/2027	100	93
		509
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (a)	100	80
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Wireless Telecommunication Services — continued
T-Mobile USA, Inc.
3.88%, 4/15/2030	290	267
5.05%, 7/15/2033	100	98
Vodafone Group plc (United Kingdom) 5.63%, 2/10/2053	70	69
		514
Total Corporate Bonds (Cost $44,756)		39,387
Mortgage-Backed Securities — 6.7%
FHLMC Gold Pools, Other Pool # WN1157, 1.80%, 11/1/2028	1,000	861
FHLMC UMBS, 30 Year
Pool # QB1397, 2.50%, 7/1/2050	1,669	1,421
Pool # RA5276, 2.50%, 5/1/2051	654	557
Pool # QC3244, 3.00%, 6/1/2051	310	274
Pool # QC7410, 2.50%, 9/1/2051	480	411
Pool # RA5906, 2.50%, 9/1/2051	456	390
Pool # RA6702, 3.00%, 2/1/2052	526	466
Pool # RA7937, 5.00%, 9/1/2052	567	556
Pool # QF7986, 5.00%, 1/1/2053	1,686	1,653
FNMA UMBS, 30 Year
Pool # CA6079, 2.50%, 6/1/2050	1,631	1,389
Pool # BP6439, 2.50%, 7/1/2050	1,656	1,411
Pool # BQ2143, 2.50%, 9/1/2050	1,673	1,425
Pool # CB1878, 3.00%, 10/1/2051	349	308
Pool # CB2094, 3.00%, 11/1/2051	1,337	1,182
Pool # BU1805, 2.50%, 12/1/2051	535	454
Pool # CB2637, 2.50%, 1/1/2052	385	328
Pool # CB2670, 3.00%, 1/1/2052	360	317
Pool # FS0882, 2.50%, 3/1/2052	732	627
Pool # CB3629, 4.00%, 5/1/2052	662	622
Pool # BY4714, 5.00%, 6/1/2053	1,040	1,019
FNMA, Other
Pool # BS8224, 4.10%, 5/1/2028	550	536
Pool # BL0907, 3.88%, 12/1/2028	600	578
Pool # BS8252, 4.36%, 4/1/2030	486	479
Pool # BS8846, 4.09%, 7/1/2030 (h)	500	494
Pool # BS3634, 1.77%, 11/1/2031	600	483
Pool # BS4525, 1.94%, 1/1/2032	600	489
Pool # BS4030, 1.96%, 1/1/2032	1,000	821
Pool # BS4563, 2.01%, 1/1/2032	600	494
Pool # BM7037, 1.75%, 3/1/2032 (i)	849	685
Pool # BS5117, 2.58%, 3/1/2032	399	341
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS5193, 2.62%, 4/1/2032	400	345
Pool # BS2933, 1.82%, 9/1/2033	500	392
Pool # BS4793, 2.44%, 2/1/2034	586	489
Pool # BS7097, 4.67%, 11/1/2034	1,100	1,101
Pool # BF0669, 4.00%, 6/1/2052	686	653
Pool # BM6734, 4.00%, 8/1/2059	1,973	1,861
Pool # BM7075, 3.00%, 3/1/2061	639	554
Pool # BF0546, 2.50%, 7/1/2061	753	617
Pool # BF0617, 2.50%, 3/1/2062	363	297
Pool # BF0655, 3.50%, 6/1/2062 (h)	680	613
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 5.50%, 7/25/2053 (h)	520	517
GNMA II, 30 Year
Pool # MA7649, 2.50%, 10/20/2051	6,062	5,253
Pool # MA8200, 4.00%, 8/20/2052	1,005	951
Total Mortgage-Backed Securities (Cost $36,850)		34,714
Asset-Backed Securities — 2.6%
American Airlines Pass-Through Trust Series 2021-1, Class B, 3.95%, 7/11/2030	286	249
American Credit Acceptance Receivables Trust
Series 2022-2, Class A, 2.66%, 2/13/2026 (a)	12	12
Series 2023-2, Class A, 5.89%, 10/13/2026 (a)	78	78
Series 2023-1, Class C, 5.59%, 4/12/2029 (a)	200	196
AmeriCredit Automobile Receivables Trust
Series 2021-2, Class B, 0.69%, 1/19/2027	76	72
Series 2022-2, Class A3, 4.38%, 4/18/2028	85	83
AMSR Trust Series 2020-SFR5, Class A, 1.38%, 11/17/2037 (a)	100	90
Amur Equipment Finance Receivables X LLC Series 2022-1A, Class A2, 1.64%, 10/20/2027 (a)	142	136
BMW Vehicle Lease Trust Series 2023-1, Class A3, 5.16%, 11/25/2025	26	26
CarMax Auto Owner Trust Series 2022-2, Class A3, 3.49%, 2/16/2027	212	206
Carvana Auto Receivables Trust
Series 2021-P3, Class A3, 0.70%, 11/10/2026	159	151
Series 2023-N1, Class A, 6.36%, 4/12/2027 (a)	163	162
Series 2022-P3, Class A3, 4.61%, 11/10/2027	49	48
Series 2021-P4, Class A4, 1.64%, 12/10/2027	400	357
CIG Auto Receivables Trust Series 2021-1A, Class A, 0.69%, 4/14/2025 (a)	13	12
CoreVest American Finance Trust Series 2022-1, Class A, 4.74%, 6/17/2055 (a) (i)	293	285
CPS Auto Receivables Trust
Series 2022-B, Class A, 2.88%, 6/15/2026 (a)	84	83
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	21

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2023-A, Class C, 5.54%, 4/16/2029 (a)	112	110
Series 2022-C, Class B, 4.88%, 4/15/2030 (a)	450	442
Credit Acceptance Auto Loan Trust
Series 2020-3A, Class A, 1.24%, 10/15/2029 (a)	142	141
Series 2023-1A, Class B, 7.02%, 5/16/2033 (a)	300	303
Drive Auto Receivables Trust Series 2021-3, Class B, 1.11%, 5/15/2026	41	41
DT Auto Owner Trust
Series 2022-1A, Class A, 1.58%, 4/15/2026 (a)	87	86
Series 2022-2A, Class A, 2.88%, 6/15/2026 (a)	104	103
Series 2021-3A, Class C, 0.87%, 5/17/2027 (a)	133	127
Series 2021-4A, Class D, 1.99%, 9/15/2027 (a)	114	104
Series 2023-1A, Class C, 5.55%, 10/16/2028 (a)	307	301
Series 2023-2A, Class B, 5.41%, 2/15/2029 (a)	138	136
Exeter Automobile Receivables Trust
Series 2021-3A, Class B, 0.69%, 1/15/2026	48	47
Series 2022-3A, Class A3, 4.21%, 1/15/2026	340	339
Series 2021-4A, Class B, 1.05%, 5/15/2026	82	81
Series 2022-5A, Class B, 5.97%, 3/15/2027	268	267
Series 2023-2A, Class B, 5.61%, 9/15/2027	150	148
Series 2022-2A, Class D, 4.56%, 7/17/2028	175	167
Series 2022-4A, Class C, 4.92%, 12/15/2028	215	210
Series 2023-1A, Class D, 6.69%, 6/15/2029	35	35
FHF Trust Series 2023-1A, Class A2, 6.57%, 6/15/2028 (a)	115	114
FirstKey Homes Trust
Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (a)	197	177
Series 2022-SFR1, Class A, 4.15%, 5/17/2039 (a)	114	108
Flagship Credit Auto Trust
Series 2021-4, Class A, 0.81%, 7/17/2026 (a)	69	68
Series 2022-1, Class A, 1.79%, 10/15/2026 (a)	165	160
Series 2022-2, Class A3, 4.03%, 12/15/2026 (a)	550	538
Series 2023-1, Class A2, 5.38%, 12/15/2026 (a)	33	33
Series 2023-2, Class A2, 5.76%, 4/15/2027 (a)	253	252
Series 2021-3, Class A, 0.36%, 7/15/2027 (a)	69	68
Series 2023-1, Class C, 5.43%, 5/15/2029 (a)	350	343
Ford Credit Auto Owner Trust Series 2023-A, Class A3, 4.65%, 2/15/2028	82	81
GLS Auto Receivables Issuer Trust
Series 2021-4A, Class A, 0.84%, 7/15/2025 (a)	30	29
Series 2021-2A, Class B, 0.77%, 9/15/2025 (a)	7	7
Series 2021-3A, Class C, 1.11%, 9/15/2026 (a)	114	109
Series 2023-2A, Class A2, 5.70%, 1/15/2027 (a)	110	110
GM Financial Automobile Leasing Trust
Series 2021-3, Class A3, 0.39%, 10/21/2024	115	114
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-2, Class A3, 3.42%, 6/20/2025	216	212
Series 2023-1, Class A3, 5.16%, 4/20/2026	71	70
Hertz Vehicle Financing III LLC Series 2022-1A, Class A, 1.99%, 6/25/2026 (a)	118	109
Hilton Grand Vacations Trust Series 2022-1D, Class A, 3.61%, 6/20/2034 (a)	96	91
Honda Auto Receivables Owner Trust Series 2023-1, Class A3, 5.04%, 4/21/2027	67	67
Kubota Credit Owner Trust Series 2023-1A, Class A3, 5.02%, 6/15/2027 (a)	155	153
Lendmark Funding Trust Series 2022-1A, Class A, 5.12%, 7/20/2032 (a)	100	97
Mercedes-Benz Auto Receivables Trust Series 2023-1, Class A3, 4.51%, 11/15/2027	95	93
MVW LLC Series 2021-2A, Class A, 1.43%, 5/20/2039 (a)	119	105
Nissan Auto Lease Trust Series 2023-A, Class A3, 4.91%, 1/15/2026	107	106
OneMain Direct Auto Receivables Trust Series 2023-1A, Class A, 5.41%, 11/14/2029 (a)	244	240
PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (a) (j)	134	124
Progress Residential Trust
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (a)	156	133
Series 2022-SFR3, Class A, 3.20%, 4/17/2039 (a)	303	275
Series 2023-SFR1, Class A, 4.30%, 3/17/2040 (a)	183	172
Santander Drive Auto Receivables Trust
Series 2021-2, Class C, 0.90%, 6/15/2026	63	62
Series 2022-3, Class A3, 3.40%, 12/15/2026	174	171
Series 2022-4, Class A3, 4.14%, 2/16/2027	294	290
Series 2022-5, Class B, 4.43%, 3/15/2027	128	125
Series 2023-2, Class A3, 5.21%, 7/15/2027	99	98
Series 2023-1, Class B, 4.98%, 2/15/2028	75	74
Santander Retail Auto Lease Trust Series 2022-A, Class A3, 1.34%, 7/21/2025 (a)	89	86
SCF Equipment Leasing LLC Series 2022-2A, Class A3, 6.50%, 10/21/2030 (a)	395	398
Sierra Timeshare Receivables Funding LLC Series 2022-2A, Class A, 4.73%, 6/20/2040 (a)	97	94
SpringCastle America Funding LLC Series 2020-AA, Class A, 1.97%, 9/25/2037 (a)	76	68
Structured Asset Securities Corp. Trust Series 2005-SC1, Class 1A1, 5.42%, 5/25/2031 (a) (i)	—	—
Tesla Auto Lease Trust Series 2021-B, Class A4, 0.63%, 9/22/2025 (a)	102	97
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (a)	18	18
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Toyota Lease Owner Trust Series 2021-A, Class A3, 0.39%, 4/22/2024 (a)	65	65
United Airlines Pass-Through Trust Series 2016-2, Class AA, 2.88%, 10/7/2028	355	312
US Auto Funding Trust Series 2022-1A, Class A, 3.98%, 4/15/2025 (a)	135	130
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (a) (j)	116	106
Westgate Resorts LLC Series 2022-1A, Class A, 1.79%, 8/20/2036 (a)	155	146
Westlake Automobile Receivables Trust
Series 2021-3A, Class A3, 0.95%, 6/16/2025 (a)	152	150
Series 2022-3A, Class A3, 5.49%, 7/15/2026 (a)	458	455
Series 2021-3A, Class D, 2.12%, 1/15/2027 (a)	125	115
Series 2023-1A, Class A3, 5.21%, 1/18/2028 (a)	75	74
World Omni Auto Receivables Trust
Series 2021-C, Class A3, 0.44%, 8/17/2026	70	67
Series 2022-B, Class A3, 3.25%, 7/15/2027	350	338
Series 2023-A, Class A3, 4.83%, 5/15/2028	97	96
World Omni Automobile Lease Securitization Trust Series 2021-A, Class A3, 0.42%, 8/15/2024	98	97
Total Asset-Backed Securities (Cost $13,972)		13,524
	SHARES (000)
Exchange-Traded Funds — 1.1%
International Equity — 1.1%
JPMorgan BetaBuilders Japan ETF (e)	107	5,517
U.S. Equity — 0.0% ^
SPDR S&P 500 ETF Trust	—	63
Total Exchange-Traded Funds (Cost $5,893)		5,580
	PRINCIPAL AMOUNT ($000)
Collateralized Mortgage Obligations — 0.7%
Banc of America Alternative Loan Trust Series 2006-5, Class 3A1, 6.00%, 6/25/2046	—	—
CHL Mortgage Pass-Through Trust Series 2006-21, Class A14, 6.00%, 2/25/2037	—	—
FHLMC, REMIC
Series 3077, Class TO, PO, 4/15/2035	—	—
Series 3989, Class JW, 3.50%, 1/15/2042	645	596
Series 5190, Class EC, 2.00%, 12/25/2051	704	603
Series 5190, Class PH, 2.50%, 2/25/2052	679	600
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA, REMIC
Series 2009-86, Class OT, PO, 10/25/2037	—	—
Series 2015-34, Class AZ, 2.25%, 6/25/2045	840	667
GSR Mortgage Loan Trust Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	2	2
MASTR Alternative Loan Trust Series 2005-6, Class 1A2, 5.50%, 12/25/2035	—	—
PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	1	1
PRPM LLC Series 2021-10, Class A1, 2.49%, 10/25/2026 (a) (j)	92	86
Seasoned Credit Risk Transfer Trust
Series 2017-4, Class M60C, 3.50%, 6/25/2057	316	294
Series 2017-4, Class MT, 3.50%, 6/25/2057	373	334
Series 2022-1, Class MTU, 3.25%, 11/25/2061	361	315
Total Collateralized Mortgage Obligations (Cost $3,688)		3,498
Commercial Mortgage-Backed Securities — 0.6%
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-150, Class A2, 3.71%, 9/25/2032 (i)	879	828
Series K-1515, Class A2, 1.94%, 2/25/2035	800	612
Series K145, Class AM, 2.58%, 6/25/2055	880	754
FNMA ACES Series 2022-M1G, Class A2, 1.58%, 9/25/2031 (i)	500	401
FREMF Mortgage Trust Series 2017-KF40, Class B, 7.89%, 11/25/2027 (a) (i)	236	223
Morgan Stanley Capital I Trust Series 2021-PLZA, Class A, 2.57%, 11/9/2043 ‡ (a)	294	221
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (a)	235	188
Total Commercial Mortgage-Backed Securities (Cost $3,558)		3,227
Foreign Government Securities — 0.1%
Republic of Colombia 3.25%, 4/22/2032	250	185
United Mexican States
4.13%, 1/21/2026	200	196
3.77%, 5/24/2061	400	273
Total Foreign Government Securities (Cost $843)		654
Loan Assignments — 0.0% ‡ (f) (k) ^
Consumer Staples Distribution & Retail — 0.0% ^
Moran Foods LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 7.25%), 12.21%, 6/30/2026	77	62
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	23

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Consumer Staples Distribution & Retail — continued
Moran Foods LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 9.50% (PIK) + 2.00% (Cash)), 16.46%, 12/31/2026 (l)	46	31
Total Loan Assignments (Cost $98)		93
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ * (Cost $—)	1	31
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Health Care Equipment & Supplies — 0.0% ^
ABIOMED, Inc., CVR ‡ * (Cost $—)	—	—
	SHARES (000)
Short-Term Investments — 3.5%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (e) (m) (Cost $18,230)	18,228	18,232
Total Investments — 100.0% (Cost $444,001)		515,805
Liabilities in Excess of Other Assets — (0.0)% ^		(86)
NET ASSETS — 100.0%		515,719

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
CME	Chicago Mercantile Exchange
CVR	Contingent Value Rights
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NYRS	New York Registry Shares
OYJ	Public Limited Company
PIK	Payment In Kind
PJSC	Public Joint Stock Company
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
SPDR	Standard & Poor's Depositary Receipt
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Value is zero.
(d)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Funds	June 30, 2023

(g)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
June 30, 2023 is $863 or 0.17% of the Fund’s net
assets as of June 30, 2023.

(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2023.

(j)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2023.

(k)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(l)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(m)	The rate shown is the current yield as of June 30, 2023.

PORTFOLIO COMPOSITION BY COUNTRY AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
United States	75.8%
France	3.3
United Kingdom	2.4
Japan	2.1
Germany	1.8
Netherlands	1.5
Canada	1.2
Taiwan	1.0
Others (each less than 1.0%)	7.4
Short-Term Investments	3.5
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	1	09/15/2023	EUR	48	2
MSCI EAFE E-Mini Index	115	09/15/2023	USD	12,389	116
S&P 500 E-Mini Index	21	09/15/2023	USD	4,711	152
XAK Technology Equity Index	35	09/15/2023	USD	6,193	246
XAV Health Care Index	40	09/15/2023	USD	5,412	86
Foreign Exchange JPY / USD	57	09/18/2023	USD	4,997	(182)
U.S. Treasury 10 Year Note	712	09/20/2023	USD	79,955	(1,498)
Long Gilt	186	09/27/2023	GBP	22,512	(110)
					(1,188)
Short Contracts
TOPIX Index	(34)	09/07/2023	JPY	(5,422)	(229)
MSCI Emerging Markets E-Mini Index	(299)	09/15/2023	USD	(14,917)	174
Russell 2000 E-Mini Index	(234)	09/15/2023	USD	(22,267)	(18)
XAI E-Mini Industrial Equity Index	(51)	09/15/2023	USD	(5,565)	(245)
XAY Consumer Discretionary Index	(36)	09/15/2023	USD	(6,243)	(342)
Foreign Exchange AUD / USD	(77)	09/18/2023	USD	(5,139)	72
					(588)
					(1,776)

SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	25

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Funds	June 30, 2023

Forward foreign currency exchange contracts outstanding as of June 30, 2023 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
BRL	19,347	USD	3,964	Citibank, NA**	7/24/2023	62
CAD	1,358	EUR	936	Goldman Sachs International	7/24/2023	2
CLP	727,695	USD	901	Merrill Lynch International**	7/24/2023	4
CZK	84,160	USD	3,814	Citibank, NA	7/24/2023	45
HUF	1,329,107	USD	3,832	Citibank, NA	7/24/2023	40
KRW	2,523,375	USD	1,911	Barclays Bank plc**	7/24/2023	6
MXN	17,085	USD	989	Barclays Bank plc	7/24/2023	5
PHP	108,046	USD	1,931	Goldman Sachs International**	7/24/2023	22
PHP	49,477	USD	881	Merrill Lynch International**	7/24/2023	13
RON	4,447	USD	969	Goldman Sachs International	7/24/2023	10
THB	34,110	USD	959	Barclays Bank plc	7/24/2023	5
USD	10,925	AUD	16,070	Citibank, NA	7/24/2023	214
USD	968	CHF	861	Goldman Sachs International	7/24/2023	5
USD	1,922	CLP	1,539,976	Barclays Bank plc**	7/24/2023	6
USD	919	CLP	733,529	Merrill Lynch International**	7/24/2023	6
USD	959	COP	4,025,280	BNP Paribas**	7/24/2023	— (a)
USD	928	EUR	846	Goldman Sachs International	7/24/2023	4
USD	641	GBP	501	Goldman Sachs International	7/24/2023	5
USD	2,904	IDR	43,236,992	Citibank, NA**	7/24/2023	31
USD	918	IDR	13,683,951	Merrill Lynch International**	7/24/2023	9
USD	962	INR	78,993	Citibank, NA**	7/24/2023	— (a)
USD	1,024	INR	83,993	Merrill Lynch International**	7/24/2023	2
USD	2,900	JPY	409,695	BNP Paribas	7/24/2023	52
USD	1,953	KRW	2,483,044	Barclays Bank plc**	7/24/2023	67
USD	13,744	NZD	22,258	BNP Paribas	7/24/2023	85
USD	958	PHP	52,966	Goldman Sachs International**	7/24/2023	1
USD	1,065	SEK	11,376	Goldman Sachs International	7/24/2023	9
USD	934	THB	32,232	Barclays Bank plc	7/24/2023	23
USD	981	THB	34,058	BNP Paribas	7/24/2023	19
USD	1,911	THB	67,299	Goldman Sachs International	7/24/2023	9
USD	1,927	TWD	59,106	Merrill Lynch International**	7/24/2023	30
ZAR	18,256	USD	959	BNP Paribas	7/24/2023	9
AUD	3,425	USD	2,272	BNP Paribas	7/31/2023	12
CAD	2,685	USD	1,976	Citibank, NA	7/31/2023	52
CAD	345	USD	257	Royal Bank of Canada	7/31/2023	4
EUR	18	USD	20	Morgan Stanley	7/31/2023	— (a)
EUR	248	USD	270	Royal Bank of Canada	7/31/2023	2
EUR	132	USD	144	Standard Chartered Bank	7/31/2023	1
GBP	168	USD	210	Barclays Bank plc	7/31/2023	3
GBP	406	USD	513	Morgan Stanley	7/31/2023	3
GBP	99	USD	124	State Street Corp.	7/31/2023	2
USD	277	CHF	246	Citibank, NA	7/31/2023	1
USD	296	CHF	262	HSBC Bank, NA	7/31/2023	3
USD	487	CHF	429	Morgan Stanley	7/31/2023	5
USD	101	CHF	89	Royal Bank of Canada	7/31/2023	1
USD	287	DKK	1,928	BNP Paribas	7/31/2023	4
USD	896	EUR	809	Citibank, NA	7/31/2023	12
USD	1,497	EUR	1,360	HSBC Bank, NA	7/31/2023	11
USD	56	EUR	51	Merrill Lynch International	7/31/2023	— (a)
USD	199	EUR	179	Standard Chartered Bank	7/31/2023	3
USD	168	EUR	154	State Street Corp.	7/31/2023	— (a)
USD	19	GBP	15	Merrill Lynch International	7/31/2023	— (a)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	27

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	46	HKD	356	Goldman Sachs International	7/31/2023	— (a)
USD	358	HKD	2,802	State Street Corp.	7/31/2023	— (a)
USD	38	JPY	5,324	Barclays Bank plc	7/31/2023	1
USD	749	JPY	99,989	Citibank, NA	7/31/2023	53
USD	51	JPY	7,176	HSBC Bank, NA	7/31/2023	1
USD	76	JPY	10,514	Morgan Stanley	7/31/2023	3
USD	214	JPY	30,166	Royal Bank of Canada	7/31/2023	4
USD	34	JPY	4,881	Standard Chartered Bank	7/31/2023	— (a)
USD	75	JPY	10,496	State Street Corp.	7/31/2023	2
USD	309	SEK	3,171	Merrill Lynch International	7/31/2023	15
USD	397	SGD	529	HSBC Bank, NA	7/31/2023	5
USD	569	SGD	759	State Street Corp.	7/31/2023	8
Total unrealized appreciation						1,011
AUD	8,529	USD	5,829	Citibank, NA	7/24/2023	(144)
AUD	1,431	USD	972	Goldman Sachs International	7/24/2023	(18)
AUD	433	USD	293	Morgan Stanley	7/24/2023	(5)
IDR	13,505,477	USD	903	Goldman Sachs International**	7/24/2023	(6)
INR	554,656	USD	6,755	BNP Paribas**	7/24/2023	(3)
INR	83,296	USD	1,016	Merrill Lynch International**	7/24/2023	(2)
JPY	48,787	GBP	272	Goldman Sachs International	7/24/2023	(6)
JPY	120,983	NZD	1,436	Citibank, NA	7/24/2023	(40)
JPY	2,006,644	USD	14,417	Citibank, NA	7/24/2023	(468)
KRW	7,520,407	USD	5,901	Barclays Bank plc**	7/24/2023	(189)
KRW	1,208,794	USD	930	Goldman Sachs International**	7/24/2023	(12)
MXN	16,672	USD	972	BNP Paribas	7/24/2023	(2)
NZD	1,397	USD	867	Goldman Sachs International	7/24/2023	(10)
NZD	553	USD	342	Merrill Lynch International	7/24/2023	(2)
RON	3,585	USD	790	Barclays Bank plc	7/24/2023	(2)
SEK	62,816	USD	5,882	Goldman Sachs International	7/24/2023	(53)
SGD	2,589	USD	1,919	Barclays Bank plc	7/24/2023	(4)
THB	133,701	USD	3,870	Goldman Sachs International	7/24/2023	(92)
TWD	29,924	USD	963	Barclays Bank plc**	7/24/2023	(3)
TWD	59,132	USD	1,912	Goldman Sachs International**	7/24/2023	(14)
TWD	29,727	USD	969	Merrill Lynch International**	7/24/2023	(15)
USD	1,983	CAD	2,636	Barclays Bank plc	7/24/2023	(8)
USD	962	CHF	861	Goldman Sachs International	7/24/2023	(2)
USD	953	EUR	880	Citibank, NA	7/24/2023	(8)
USD	7,671	GBP	6,065	Citibank, NA	7/24/2023	(33)
USD	963	HUF	332,724	BNP Paribas	7/24/2023	(6)
USD	978	INR	80,897	Goldman Sachs International**	7/24/2023	(7)
USD	697	JPY	100,299	Goldman Sachs International	7/24/2023	— (a)
USD	1,948	MXN	33,757	Goldman Sachs International	7/24/2023	(17)
USD	6,641	PHP	370,811	Goldman Sachs International**	7/24/2023	(64)
USD	962	PHP	53,591	Merrill Lynch International**	7/24/2023	(6)
USD	924	PLN	3,779	BNP Paribas	7/24/2023	(4)
USD	1,955	PLN	8,077	Merrill Lynch International	7/24/2023	(29)
USD	786	RON	3,630	BNP Paribas	7/24/2023	(13)
CHF	983	USD	1,117	Merrill Lynch International	7/31/2023	(15)
CHF	277	USD	314	Morgan Stanley	7/31/2023	(3)
DKK	757	USD	112	Morgan Stanley	7/31/2023	(1)
DKK	1,906	USD	282	State Street Corp.	7/31/2023	(2)
EUR	51	USD	56	BNP Paribas	7/31/2023	— (a)
EUR	496	USD	549	HSBC Bank, NA	7/31/2023	(7)
EUR	38	USD	42	Merrill Lynch International	7/31/2023	(1)
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Funds	June 30, 2023

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	75	USD	83	Morgan Stanley	7/31/2023	(1)
EUR	1,384	USD	1,524	Royal Bank of Canada	7/31/2023	(11)
EUR	37	USD	41	Standard Chartered Bank	7/31/2023	— (a)
EUR	729	USD	803	State Street Corp.	7/31/2023	(6)
GBP	37	USD	47	Morgan Stanley	7/31/2023	— (a)
HKD	81	USD	10	Merrill Lynch International	7/31/2023	— (a)
HKD	240	USD	31	Morgan Stanley	7/31/2023	— (a)
HKD	2,481	USD	318	Royal Bank of Canada	7/31/2023	— (a)
HKD	356	USD	46	State Street Corp.	7/31/2023	— (a)
JPY	3,552	USD	25	Barclays Bank plc	7/31/2023	— (a)
JPY	330,350	USD	2,507	Citibank, NA	7/31/2023	(208)
JPY	77,755	USD	589	HSBC Bank, NA	7/31/2023	(49)
JPY	30,639	USD	222	Merrill Lynch International	7/31/2023	(9)
JPY	139,225	USD	1,006	Morgan Stanley	7/31/2023	(36)
JPY	50,742	USD	381	Standard Chartered Bank	7/31/2023	(28)
NOK	1,513	USD	143	Morgan Stanley	7/31/2023	(2)
SEK	549	USD	53	Citibank, NA	7/31/2023	(2)
SEK	1,457	USD	143	State Street Corp.	7/31/2023	(8)
SGD	587	USD	441	Citibank, NA	7/31/2023	(6)
SGD	12	USD	9	HSBC Bank, NA	7/31/2023	— (a)
SGD	101	USD	77	State Street Corp.	7/31/2023	(2)
USD	581	CAD	777	HSBC Bank, NA	7/31/2023	(6)
USD	94	CHF	84	State Street Corp.	7/31/2023	(1)
USD	52	EUR	48	Barclays Bank plc	7/31/2023	— (a)
USD	232	EUR	213	HSBC Bank, NA	7/31/2023	(1)
USD	489	EUR	453	Morgan Stanley	7/31/2023	(6)
USD	166	EUR	153	State Street Corp.	7/31/2023	(2)
USD	272	GBP	217	BNP Paribas	7/31/2023	(4)
USD	270	GBP	216	Morgan Stanley	7/31/2023	(3)
USD	1,318	GBP	1,047	Royal Bank of Canada	7/31/2023	(14)
Total unrealized depreciation						(1,721)
Net unrealized depreciation						(710)

Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
COP	Columbian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	29

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
PHP	Philippines Peso
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Funds	June 30, 2023

STATEMENT OF ASSETS AND LIABILITIES
AS OF June 30, 2023
(Amounts in thousands, except per share amounts)

JPMorgan Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$448,889
Investments in affiliates, at value	66,916
Cash	192
Foreign currency, at value	2
Deposits at broker for futures contracts	9
Receivables:
Investment securities sold	2,569
Investment securities sold — delayed delivery securities	700
Fund shares sold	192
Interest from non-affiliates	744
Dividends from non-affiliates	217
Dividends from affiliates	3
Tax reclaims	557
Variation margin on futures contracts	363
Unrealized appreciation on forward foreign currency exchange contracts	1,011
Total Assets	522,364
LIABILITIES:
Payables:
Distributions	47
Investment securities purchased	2,054
Investment securities purchased — delayed delivery securities	2,331
Fund shares redeemed	138
Unrealized depreciation on forward foreign currency exchange contracts	1,721
Accrued liabilities:
Investment advisory fees	124
Administration fees	1
Distribution fees	25
Service fees	13
Custodian and accounting fees	118
Other	73
Total Liabilities	6,645
Net Assets	$515,719
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	31

STATEMENT OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)
JPMorgan Diversified Fund
NET ASSETS:
Paid-in-Capital	$498,926
Total distributable earnings (loss)	16,793
Total Net Assets	$515,719
Net Assets:
Class A	$105,976
Class C	5,686
Class I	32,217
Class L	144,220
Class R6	227,620
Total	$515,719
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,731
Class C	419
Class I	2,328
Class L	10,447
Class R6	16,496
Net Asset Value (a):
Class A — Redemption price per share	$13.71
Class C — Offering price per share (b)	13.56
Class I — Offering and redemption price per share	13.85
Class L — Offering and redemption price per share	13.80
Class R6 — Offering and redemption price per share	13.80
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.36
Cost of investments in non-affiliates	$371,171
Cost of investments in affiliates	72,830

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Funds	June 30, 2023

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

JPMorgan Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5,006
Interest income from affiliates	4
Dividend income from non-affiliates	6,815
Dividend income from affiliates	3,271
Foreign taxes withheld (net)	(291)
Total investment income	14,805
EXPENSES:
Investment advisory fees	2,955
Administration fees	462
Distribution fees:
Class A	260
Class C	52
Service fees:
Class A	260
Class C	17
Class I	86
Class L	149
Custodian and accounting fees	302
Interest expense to affiliates	5
Professional fees	133
Trustees’ and Chief Compliance Officer’s fees	28
Printing and mailing costs	39
Registration and filing fees	78
Transfer agency fees (See Note 2.J.)	55
Other	43
Total expenses	4,924
Less fees waived	(1,014)
Less expense reimbursements	(2)
Net expenses	3,908
Net investment income (loss)	10,897
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	33

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)
JPMorgan Diversified Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$12,968 (a)
Investments in affiliates	(10,408)
Futures contracts	(11,957)
Foreign currency transactions	(235)
Forward foreign currency exchange contracts	(604)
Net realized gain (loss)	(10,236)
Distribution of capital gains received from investment company affiliates	434
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	33,532 (b)
Investments in affiliates	9,675
Futures contracts	(2,899)
Foreign currency translations	82
Forward foreign currency exchange contracts	(544)
Change in net unrealized appreciation/depreciation	39,846
Net realized/unrealized gains (losses)	30,044
Change in net assets resulting from operations	$40,941

(a)
Net of foreign capital gains tax of $(14).
(b)
Net of change in foreign capital gains tax of $2.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Funds	June 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Diversified Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,897	$10,317
Net realized gain (loss)	(10,236)	28,805
Distributions of capital gains received from investment company affiliates	434	2,065
Change in net unrealized appreciation/depreciation	39,846	(150,798)
Change in net assets resulting from operations	40,941	(109,611)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,939)	(21,414)
Class C	(426)	(1,783)
Class I	(2,325)	(8,834)
Class L	(10,442)	(31,384)
Class R6	(17,078)	(95,966)
Total distributions to shareholders	(37,210)	(159,381)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(268,351)	70,375
NET ASSETS:
Change in net assets	(264,620)	(198,617)
Beginning of period	780,339	978,956
End of period	$515,719	$780,339
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	35

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Diversified Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,477	$8,368
Distributions reinvested	6,811	20,992
Cost of shares redeemed	(15,073)	(13,585)
Change in net assets resulting from Class A capital transactions	(1,785)	15,775
Class C
Proceeds from shares issued	482	1,418
Distributions reinvested	426	1,783
Cost of shares redeemed	(3,571)	(4,101)
Change in net assets resulting from Class C capital transactions	(2,663)	(900)
Class I
Proceeds from shares issued	1,883	7,699
Distributions reinvested	2,263	7,934
Cost of shares redeemed	(10,351)	(25,657)
Change in net assets resulting from Class I capital transactions	(6,205)	(10,024)
Class L
Proceeds from shares issued	6,961	19,250
Distributions reinvested	10,087	30,222
Cost of shares redeemed	(26,513)	(30,012)
Change in net assets resulting from Class L capital transactions	(9,465)	19,460
Class R6
Proceeds from shares issued	4,495	19,589
Distributions reinvested	16,401	95,965
Cost of shares redeemed	(269,129)	(69,490)
Change in net assets resulting from Class R6 capital transactions	(248,233)	46,064
Total change in net assets resulting from capital transactions	$(268,351)	$70,375
SHARE TRANSACTIONS:
Class A
Issued	482	502
Reinvested	521	1,298
Redeemed	(1,125)	(840)
Change in Class A Shares	(122)	960
Class C
Issued	37	89
Reinvested	33	112
Redeemed	(269)	(252)
Change in Class C Shares	(199)	(51)
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Funds	June 30, 2023

	JPMorgan Diversified Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	140	439
Reinvested	172	487
Redeemed	(762)	(1,480)
Change in Class I Shares	(450)	(554)
Class L
Issued	512	1,094
Reinvested	765	1,856
Redeemed	(1,961)	(1,793)
Change in Class L Shares	(684)	1,157
Class R6
Issued	331	1,099
Reinvested	1,245	5,897
Redeemed	(20,007)	(3,960)
Change in Class R6 Shares	(18,431)	3,036
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class A
Year Ended June 30, 2023	$13.55	$0.21	$0.88	$1.09	$(0.20)	$(0.73)	$(0.93)
Year Ended June 30, 2022	18.47	0.14	(1.97)	(1.83)	(0.26)	(2.83)	(3.09)
Year Ended June 30, 2021	15.53	0.21	4.29	4.50	(0.26)	(1.30)	(1.56)
Year Ended June 30, 2020	16.54	0.27	0.16	0.43	(0.27)	(1.17)	(1.44)
Year Ended June 30, 2019	17.24	0.33	0.55	0.88	(0.30)	(1.28)	(1.58)
Class C
Year Ended June 30, 2023	13.40	0.14	0.87	1.01	(0.12)	(0.73)	(0.85)
Year Ended June 30, 2022	18.31	0.05	(1.95)	(1.90)	(0.18)	(2.83)	(3.01)
Year Ended June 30, 2021	15.40	0.12	4.26	4.38	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2020	16.41	0.19	0.16	0.35	(0.19)	(1.17)	(1.36)
Year Ended June 30, 2019	17.12	0.24	0.55	0.79	(0.22)	(1.28)	(1.50)
Class I
Year Ended June 30, 2023	13.67	0.24	0.90	1.14	(0.23)	(0.73)	(0.96)
Year Ended June 30, 2022	18.61	0.18	(1.99)	(1.81)	(0.30)	(2.83)	(3.13)
Year Ended June 30, 2021	15.64	0.25	4.32	4.57	(0.30)	(1.30)	(1.60)
Year Ended June 30, 2020	16.64	0.31	0.17	0.48	(0.31)	(1.17)	(1.48)
Year Ended June 30, 2019	17.34	0.37	0.55	0.92	(0.34)	(1.28)	(1.62)
Class L
Year Ended June 30, 2023	13.63	0.26	0.88	1.14	(0.24)	(0.73)	(0.97)
Year Ended June 30, 2022	18.57	0.19	(1.99)	(1.80)	(0.31)	(2.83)	(3.14)
Year Ended June 30, 2021	15.60	0.26	4.32	4.58	(0.31)	(1.30)	(1.61)
Year Ended June 30, 2020	16.61	0.32	0.16	0.48	(0.32)	(1.17)	(1.49)
Year Ended June 30, 2019	17.31	0.40	0.55	0.95	(0.37)	(1.28)	(1.65)
Class R6
Year Ended June 30, 2023	13.63	0.24	0.91	1.15	(0.25)	(0.73)	(0.98)
Year Ended June 30, 2022	18.57	0.20	(1.99)	(1.79)	(0.32)	(2.83)	(3.15)
Year Ended June 30, 2021	15.60	0.28	4.32	4.60	(0.33)	(1.30)	(1.63)
Year Ended June 30, 2020	16.61	0.33	0.16	0.49	(0.33)	(1.17)	(1.50)
Year Ended June 30, 2019	17.31	0.41	0.56	0.97	(0.39)	(1.28)	(1.67)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Does not include expenses of Underlying Funds.
(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$13.71	8.40%	$105,976	0.92%	1.57%	1.21%	94%
13.55	(12.43)	106,371	0.91	0.82	1.16	94
18.47	29.94	127,332	0.89	1.20	1.18	119
15.53	2.47	103,204	0.94	1.70	1.23	82
16.54	6.15	115,421	1.00	1.98	1.25	86

13.56	7.92	5,686	1.42	1.02	1.68	94
13.40	(12.92)	8,270	1.41	0.30	1.64	94
18.31	29.34	12,244	1.40	0.70	1.64	119
15.40	1.96	15,569	1.45	1.20	1.69	82
16.41	5.60	18,733	1.50	1.47	1.72	86

13.85	8.74	32,217	0.67	1.79	0.92	94
13.67	(12.23)	37,977	0.66	1.04	0.89	94
18.61	30.22	62,026	0.65	1.45	0.89	119
15.64	2.77	60,064	0.69	1.96	0.93	82
16.64	6.37	77,085	0.75	2.24	0.97	86

13.80	8.75	144,220	0.61	1.88	0.76	94
13.63	(12.21)	151,730	0.60	1.13	0.73	94
18.57	30.39	185,229	0.59	1.51	0.74	119
15.60	2.78	148,144	0.62	2.02	0.78	82
16.61	6.57	223,985	0.57	2.39	0.81	86

13.80	8.84	227,620	0.54	1.80	0.65	94
13.63	(12.14)	475,991	0.53	1.20	0.63	94
18.57	30.48	592,125	0.52	1.58	0.64	119
15.60	2.86	591,744	0.55	2.10	0.67	82
16.61	6.65	673,386	0.50	2.47	0.71	86
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following is a separate fund of the Trust (the "Fund") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Diversified Fund	Class A, Class C, Class I, Class L and Class R6	Diversified
The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.
Class L Shares of the Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund's prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Fund.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

40	J.P. Morgan Funds	June 30, 2023

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$13,524	$—	$13,524
Collateralized Mortgage Obligations	—	3,498	—	3,498
Commercial Mortgage-Backed Securities	—	3,006	221	3,227
Common Stocks
Aerospace & Defense	1,996	2,740	—	4,736
Air Freight & Logistics	1,540	—	—	1,540
Automobile Components	200	—	—	200
Automobiles	2,374	583	—	2,957
Banks	11,965	7,047	1	19,013
Beverages	4,598	1,224	—	5,822
Biotechnology	8,577	—	—	8,577
Broadline Retail	9,331	168	21	9,520
Building Products	1,805	—	—	1,805
Capital Markets	10,666	2,461	—	13,127
Chemicals	2,890	3,989	—	6,879
Commercial Services & Supplies	2,071	287	—	2,358
Communications Equipment	566	—	—	566
Construction & Engineering	1,013	3,275	—	4,288
Construction Materials	694	114	—	808

June 30, 2023	J.P. Morgan Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
(continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Consumer Finance	$1,480	$—	$—	$1,480
Consumer Staples Distribution & Retail	4,111	1,090	— (a)	5,201
Containers & Packaging	666	—	—	666
Distributors	51	77	—	128
Diversified Consumer Services	228	—	—	228
Diversified Telecommunication Services	686	1,465	—	2,151
Electric Utilities	4,195	2,109	—	6,304
Electrical Equipment	2,234	2,029	—	4,263
Electronic Equipment, Instruments & Components	1,377	903	—	2,280
Energy Equipment & Services	1,745	—	—	1,745
Entertainment	1,004	117	—	1,121
Financial Services	7,269	20	—	7,289
Food Products	972	2,171	—	3,143
Gas Utilities	16	—	—	16
Ground Transportation	6,679	—	—	6,679
Health Care Equipment & Supplies	3,621	1,400	—	5,021
Health Care Providers & Services	7,911	—	— (b)	7,911
Health Care REITs	148	—	—	148
Health Care Technology	207	—	—	207
Hotel & Resort REITs	276	—	—	276
Hotels, Restaurants & Leisure	7,553	436	—	7,989
Household Durables	532	1,038	—	1,570
Household Products	824	167	—	991
Independent Power and Renewable Electricity Producers	13	2,964	—	2,977
Industrial Conglomerates	458	340	—	798
Industrial REITs	2,875	—	—	2,875
Insurance	4,178	6,804	—	10,982
Interactive Media & Services	10,230	1,598	—	11,828
IT Services	1,590	706	—	2,296
Leisure Products	482	—	—	482
Life Sciences Tools & Services	1,426	—	—	1,426
Machinery	5,656	2,121	—	7,777
Media	1,611	—	—	1,611
Metals & Mining	315	2,593	2	2,910
Multi-Utilities	1,402	553	—	1,955
Office REITs	17	—	—	17
Oil, Gas & Consumable Fuels	7,040	6,594	1	13,635
Passenger Airlines	427	204	—	631
Personal Care Products	298	530	—	828
Pharmaceuticals	5,441	6,980	—	12,421
Professional Services	1,020	1,226	—	2,246
Real Estate Management & Development	340	—	—	340
Residential REITs	449	—	—	449
Retail REITs	755	—	—	755
Semiconductors & Semiconductor Equipment	20,872	3,641	—	24,513
Software	23,892	—	—	23,892
Specialized REITs	1,436	—	—	1,436
Specialty Retail	5,361	1,170	—	6,531
Technology Hardware, Storage & Peripherals	11,250	3,152	—	14,402

42	J.P. Morgan Funds	June 30, 2023

(continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Textiles, Apparel & Luxury Goods	$704	$4,075	$—	$4,779
Tobacco	392	—	—	392
Trading Companies & Distributors	503	1,102	—	1,605
Water Utilities	27	—	—	27
Wireless Telecommunication Services	561	—	—	561
Total Common Stocks	225,092	81,263	25	306,380
Corporate Bonds	—	39,387	—	39,387
Exchange-Traded Funds	5,580	—	—	5,580
Foreign Government Securities	—	654	—	654
Investment Companies	43,167	—	—	43,167
Loan Assignments	—	—	93	93
Mortgage-Backed Securities	—	34,714	—	34,714
Rights	—	—	— (a)	— (a)
U.S. Treasury Obligations	—	47,318	—	47,318
Warrants	—	—	31	31
Short-Term Investments
Investment Companies	18,232	—	—	18,232
Total Investments in Securities	$292,071	$223,364	$370	$515,805
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,011	$—	$1,011
Futures Contracts	848	—	—	848
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,721)	—	(1,721)
Futures Contracts	(2,624)	—	—	(2,624)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,776)	$(710)	$—	$(2,486)

(a)	Amount rounds to less than one thousand.
(b)	Value is zero.
There were no significant transfers into or out of level 3 for the year ended June 30, 2023.
B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.
As of June 30, 2023, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

June 30, 2023	J.P. Morgan Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
C. Loan Assignments — The Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund's rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). The Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.
Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.
D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
The Fund may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a fund is held in a segregated account at the Fund's custodian bank and is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Fund's Statement of Assets and Liabilities.
The Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of June 30, 2023, which are shown as a Receivable for Investment securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively,  on the Statement of Assets and Liabilities. The values of these securities held at June 30, 2023 are detailed on the SOI, if any.
E. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from

44	J.P. Morgan Funds	June 30, 2023

the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
The Fund did not lend out any securities during the year ended June 30, 2023.
F. Investment Transactions with Affiliates — The Fund invested in Underlying Funds and ETFs advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Japan ETF (a)	$15,468	$—	$11,632	$(2,149)	$3,830	$5,517	107	$167	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	77,563	1,598	43,266	(8,101)	4,590	32,384	3,178	1,595	2
JPMorgan Large Cap Value Fund Class R6 Shares (a)	16,105	649	7,056	(166)	1,251	10,783	580	217	432
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	74,928	309,667	366,375	8	4	18,232	18,228	1,292	—
Total	$184,064	$311,914	$428,329	$(10,408)	$9,675	$66,916		$3,271	$434

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.
H. Derivatives  —The Fund used derivative instruments including futures contracts and forward foreign currency exchange contracts, in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract

June 30, 2023	J.P. Morgan Funds	45

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.
The Fund are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Fund.
Notes H(1) — H(2) below describe the various derivatives used by the Fund.
(1) Futures Contracts— The Fund used treasury and index futures contracts to gain or reduce exposure to the stock and bond markets, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rates of the underlying currencies. Changes in the value of these contracts are recorded as Change in net unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

46	J.P. Morgan Funds	June 30, 2023

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3) Summary of Derivatives Information —The following tables present the value of derivatives held as of June 30, 2023, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$776
Unrealized Depreciation on Futures Contracts *	(834)
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	72
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	1,011
Unrealized Depreciation on Futures Contracts *	(182)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,721)
Interest Rate Risk Exposure:
Unrealized Depreciation on Futures Contracts *	(1,608)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(1,776)
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(710)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2023, by primary underlying risk exposure:
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(4,829)
Foreign Exchange Rate Risk Exposure:
Futures Contracts	(1,613)
Forward Foreign Currency Exchange Contracts	(604)
Interest Rate Risk Exposure:
Futures Contracts	(5,515)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(1,226)
Foreign Exchange Rate Risk Exposure:
Futures Contracts	(110)
Forward Foreign Currency Exchange Contracts	(544)
Interest Rate Risk Exposure:
Futures Contracts	(1,563)

June 30, 2023	J.P. Morgan Funds	47

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Derivatives Volume
The table below discloses the volume of the Fund's options, futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended June 30, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):

Futures Contracts:
Average Notional Balance Long	$110,175
Average Notional Balance Short	(172,242)
Ending Notional Balance Long	136,217
Ending Notional Balance Short	(59,553)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	(99,791)
Average Settlement Value Sold	61,324
Ending Settlement Value Purchased	(95,618)
Ending Settlement Value Sold	87,536
The Fund's derivatives contracts held at June 30, 2023 are not accounted for as hedging instruments under GAAP.
I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend. The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
J. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended June 30, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R6	Total
Transfer agency fees	$45	$1	$4	$2	$3	$55
The Fund invested in Underlying Funds and ETFs and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

48	J.P. Morgan Funds	June 30, 2023

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
L. Foreign Taxes —The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(1,788)	$1,788
The reclassifications for the Fund relate primarily to foreign currency gains and losses and tax adjustments on certain investments.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.48% of the Fund's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund's principal underwriter and promotes and arranges for the sale of the Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A  and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%

June 30, 2023	J.P. Morgan Funds	49

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2023, JPMDS retained the following:
Front-End Sales Charge	CDSC
$6	$—
D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund's respective average daily net assets as shown in the table below:
Class A	Class C	Class I	Class L	Class R6
0.96%	1.46%	0.71%	0.65%	0.58%
The expense limitation agreements were in effect for the year ended June 30, 2023 and  are in place until at least October 31, 2024.
To the extent that the Fund invests in an affiliated Underlying Fund, then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the Underlying Fund’s management agreement.
For the year ended June 30, 2023, the Fund's service providers waived fees and/or reimbursed expenses for the of the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$427	$265	$269	$961	$— (a)

(a)	Amount rounds to less than one thousand.
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

50	J.P. Morgan Funds	June 30, 2023

The amount of these waivers resulting from investments in these money market funds for the year ended June 30, 2023 was $53.
JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023, the amount of this reimbursement was $2.
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2023, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$493,104	$749,512	$64,166	$98,980
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$451,220	$88,535	$26,436	$62,099
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to certain derivatives, tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2023 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$9,554	$27,656	$37,210

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$57,473	$101,908	$159,381

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2023	J.P. Morgan Funds	51

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$390	$(25,824)	$53,586
The cumulative timing differences primarily consist of certain derivatives, tax adjustments on certain investments, ordinary loss deferrals, post-October capital loss deferrals, straddle loss deferral and wash sale loss deferrals.
As of June 30, 2023, the Fund had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term
$25,824
Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2023, the  Fund deferred to July 1, 2023 the following net capital losses (gains) and specified ordinary losses of:
Net Capital Losses (Gains)	Specified Ordinary Losses
Short-Term
$9,613	$1,535
6. Borrowings
The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund as of June 30, 2023. Average borrowings from the Facility for the year ended June 30, 2023, were as follows:
Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
$3,414	5.56%	2	$1
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with

52	J.P. Morgan Funds	June 30, 2023

respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Fund did not utilize the Credit Facility during the year ended June 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expect the risk of loss to be remote.
As of June 30, 2023, the Fund had one individual shareholder and/or affiliated omnibus account and two individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the Fund's outstanding shares, and collectively owning 21.2% and 26.7% of the Fund's outstanding shares, respectively.
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
The Fund is subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Fund is subject to credit risk. The Fund's investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Fund's investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund's securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
The Fund may have elements of risk not typically associated with investment in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of June 30, 2023, a significant portion of the investments of the Fund consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund's original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund.
Because of the Fund's investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

June 30, 2023	J.P. Morgan Funds	53

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund's investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
The Fund is subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

54	J.P. Morgan Funds	June 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Diversified Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Diversified Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent, agent bank and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2023	J.P. Morgan Funds	55

TRUSTEES
(Unaudited)
The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

56	J.P. Morgan Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

June 30, 2023	J.P. Morgan Funds	57

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

58	J.P. Morgan Funds	June 30, 2023

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2023	J.P. Morgan Funds	59

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

60	J.P. Morgan Funds	June 30, 2023

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

June 30, 2023	J.P. Morgan Funds	61

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Diversified Fund
Class A
Actual	$1,000.00	$1,076.10	$4.74	0.92%
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class C
Actual	1,000.00	1,074.10	7.30	1.42
Hypothetical	1,000.00	1,017.75	7.10	1.42
Class I
Actual	1,000.00	1,077.40	3.45	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67
Class L
Actual	1,000.00	1,077.20	3.14	0.61
Hypothetical	1,000.00	1,021.77	3.06	0.61
Class R6
Actual	1,000.00	1,078.40	2.78	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

62	J.P. Morgan Funds	June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
The JPMorgan Diversified Fund (the “Fund”) has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Fund to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of the Fund’s HLIM. There were no material changes to the Program during the Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for the Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

June 30, 2023	J.P. Morgan Funds	63

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
The Fund had 35.72%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023.
Long Term Capital Gain
The Fund distributed $27,656, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023.
Qualified Dividend Income (QDI)
The Fund had $6,400, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023.

64	J.P. Morgan Funds	June 30, 2023

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
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For nonaffiliates to market to you	No	We don't share

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We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

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Definitions
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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
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A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-DIV-623

Annual Report
J.P. Morgan Large Cap Funds
June 30, 2023
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Equity Premium Income Fund
JPMorgan Hedged Equity Fund
JPMorgan Hedged Equity 2 Fund
JPMorgan Hedged Equity 3 Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Applied Data Science Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Research Enhanced Equity Fund
JPMorgan U.S. Sustainable Leaders Fund
JPMorgan U.S. Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

June 30, 2023	J.P. Morgan Large Cap Funds	1

J.P. Morgan Large Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the
European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.
Within U.S. equity markets, large cap and mid cap stock generally outperformed small cap stocks and growth stocks outperformed value stocks.

2	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Equity Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.38%
Russell 1000 Value Index	11.54%
Net Assets as of 6/30/2023 (In Thousands)	$47,890,947
INVESTMENT OBJECTIVE**
The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and materials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in Meta Platforms Inc. and its overweight positions in Advance Auto Parts Inc. and Bristol-Meyers Squibb Co. Shares of Meta Platforms, operator of Facebook and other social media businesses that was not held in the Fund, rose amid investor demand for large cap technology stocks during the second half of the period. Shares of Advance Auto Parts, an automotive parts and services chain, fell sharply in May 2023 after the company reported lower-than-expected earnings and revenue for the first quarter of 2023, lowered its forecast for earnings and reduced its quarterly dividend.  Shares of Bristol-Myers Squibb, a pharmaceuticals manufacturer, fell amid lower-than-expected revenue for the first quarter of 2023 and investor expectations for lower drug prices under new Medicare program rules.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in TJX Cos. and NXP Semiconductors NV, and its overweight position in Analog Devices Inc. Shares of TJX, an operator of discount retail apparel and home products chains, rose after reporting consecutive quarters of better-than-expected earnings or revenues and amid investor expectations that lower-cost retailers would have an advantage in an inflationary economy. Shares of NXP Semiconductors, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023. Shares of Analog Devices, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process seeks to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Exxon Mobil Corp.	2.9%
2.	ConocoPhillips	2.7
3.	Raytheon Technologies Corp.	2.5
4.	Bristol-Myers Squibb Co.	2.4
5.	UnitedHealth Group, Inc.	2.4
6.	Air Products and Chemicals, Inc.	2.3
7.	Analog Devices, Inc.	2.1
8.	Comcast Corp., Class A	2.0
9.	Philip Morris International, Inc.	1.9
10.	Johnson & Johnson	2.0

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	19.1%
Health Care	17.1
Industrials	14.3
Consumer Staples	9.6
Information Technology	9.4
Energy	8.5
Consumer Discretionary	6.6
Utilities	4.6
Materials	4.0
Communication Services	2.6
Real Estate	2.2
Short-Term Investments	2.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Large Cap Funds	3

JPMorgan Equity Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		1.50%	7.66%	9.23%
Without Sales Charge		7.12	8.83	9.82
CLASS C SHARES	November 4, 1997
With CDSC **		5.60	8.30	9.38
Without CDSC		6.60	8.30	9.38
CLASS I SHARES	July 2, 1987	7.38	9.11	10.10
CLASS R2 SHARES	February 28, 2011	6.84	8.55	9.54
CLASS R3 SHARES	September 9, 2016	7.13	8.84	9.83
CLASS R4 SHARES	September 9, 2016	7.44	9.11	10.10
CLASS R5 SHARES	February 28, 2011	7.54	9.27	10.28
CLASS R6 SHARES	January 31, 2012	7.65	9.38	10.38

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares currently have the same expenses as Class A Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	5

JPMorgan Equity Index Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	19.32%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$8,022,139
INVESTMENT OBJECTIVE**
The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended June 30, 2023, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.
Leading U.S. equity indexes provided positive returns for the period, amid cooling inflation, buoyant consumer demand and low unemployment. For the twelve-month period, the information technology and consumer discretionary sectors were leading contributors to performance for the Fund and the Benchmark, while the utilities and real estate sectors were the sole detractors from performance.
HOW WAS THE FUND POSITIONED?
Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	7.6%
2.	Microsoft Corp.	6.7
3.	Amazon.com, Inc.	3.1
4.	NVIDIA Corp.	2.8
5.	Alphabet, Inc., Class A	1.9
6.	Tesla, Inc.	1.9
7.	Meta Platforms, Inc., Class A	1.7
8.	Alphabet, Inc., Class C	1.6
9.	Berkshire Hathaway, Inc., Class B	1.6
10.	UnitedHealth Group, Inc.	1.2

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.6%
Health Care	13.2
Financials	12.1
Consumer Discretionary	10.5
Industrials	8.4
Communication Services	8.2
Consumer Staples	6.6
Energy	4.1
Utilities	2.5
Materials	2.5
Real Estate	2.4
Short-Term Investments	1.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		12.77%	10.60%	11.74%
Without Sales Charge		19.01	11.80	12.35
CLASS C SHARES	November 4, 1997
With CDSC **		17.29	11.13	11.75
Without CDSC		18.29	11.13	11.75
CLASS I SHARES	July 2, 1991	19.32	12.08	12.63
CLASS R6 SHARES	September 1, 2016	19.51	12.26	12.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P
500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	7

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	10.98%
S&P 500 Index	19.59%
ICE BofAML 3-Month US Treasury Bill Index	3.62%
Net Assets as of 6/30/2023 (In Thousands)	$5,822,118
INVESTMENT OBJECTIVE**
The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofA 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2023.
The Fund’s underweight position and security selection in the information technology sector and its overweight position in the utilities sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer discretionary sectors was a leading contributor to relative performance.
Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Nvidia Corp., and its overweight positions in Texas Instruments Inc. and U.S. Bancorp. Shares of Nvidia, a semiconductor manufacturer not held in the Fund, rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast for the second quarter of 2023. Shares of U.S. Bancorp, a diversified bank based in  Minneapolis,  Minn., fell amid a broad decline in regional banks following the collapse of Silicon Valley Bank and First Republic Bank in early March 2023.
Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Old Dominion Freight Line Inc. and Eaton Corp. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Old Dominion, a trucking and logistics company, rose after the company reported better-than-expected earnings and revenue for 2022 and amid investor expectations that the company would benefit from a potential bankruptcy filing by rival trucking company
Yellow Corp. Shares of Eaton, an electrical components and equipment manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue.
HOW WAS THE FUND POSITIONED?
The Fund seeks to generate income through a combination of selling options, investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Adobe, Inc.	1.7%
2.	Amazon.com, Inc.	1.6
3.	Microsoft Corp.	1.6
4.	Mastercard, Inc., Class A	1.5
5.	Comcast Corp., Class A	1.4
6.	Hershey Co. (The)	1.4
7.	Accenture plc, Class A	1.4
8.	Visa, Inc., Class A	1.4
9.	Progressive Corp. (The)	1.4
10.	PepsiCo, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	13.2%
Financials	11.8
Health Care	11.4
Industrials	11.3
Consumer Staples	10.9
Consumer Discretionary	7.6
Utilities	4.7
Communication Services	4.2
Materials	3.4
Real Estate	3.1
Energy	2.3
Other ***	13.0
Short-Term Investments	3.1

8	J.P. Morgan Large Cap Funds	June 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Equity-Linked Notes that are linked to the S&P 500 Index.

June 30, 2023	J.P. Morgan Large Cap Funds	9

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge *		5.00%	6.79%
Without Sales Charge		10.79	7.98
CLASS C SHARES	August 31, 2018
With CDSC **		9.24	7.45
Without CDSC		10.24	7.45
CLASS I SHARES	August 31, 2018	10.98	8.24
CLASS R5 SHARES	August 31, 2018	11.23	8.40
CLASS R6 SHARES	August 31, 2018	11.26	8.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (8/31/18 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2018.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	15.18%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$16,009,464
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and the health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the retail and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Nvidia Corp., and its overweight position in U.S. Bancorp. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Nvidia, a semiconductor manufacturer , rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of U.S. Bancorp, a diversified bank based in  Minneapolis,  Minn., fell amid a broad decline in regional banks following the collapse of Silicon Valley Bank and First Republic Bank in early March 2023.
Leading individual contributors to relative performance included the Fund’s underweight positions in Pfizer Inc. and Intel Corp., and its overweight position in Chipotle Mexican Grill Inc. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022. Shares of Chipotle Mexican Grill, a fast-food restaurant chain, rose after the company reported better-than-expected earnings, revenue and comparable-store sales for the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	7.6%
2.	Microsoft Corp.	7.1
3.	Amazon.com, Inc.	3.6
4.	NVIDIA Corp.	2.7
5.	Meta Platforms, Inc., Class A	1.9
6.	Alphabet, Inc., Class A	1.9
7.	Tesla, Inc.	1.7
8.	Alphabet, Inc., Class C	1.6
9.	UnitedHealth Group, Inc.	1.5
10.	Mastercard, Inc., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.3%
Health Care	13.0
Financials	12.4
Consumer Discretionary	12.0
Industrials	8.7
Communication Services	7.7
Consumer Staples	5.6
Energy	4.0
Utilities	2.6
Materials	2.4
Real Estate	2.2
Others (each less than 1.0%)	0.9
Short-Term Investments	1.2

June 30, 2023	J.P. Morgan Large Cap Funds	11

JPMorgan Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge *		8.88%	6.98%	6.97%
Without Sales Charge		14.90	8.15	7.57
CLASS C SHARES	December 13, 2013
With CDSC **		13.32	7.60	7.12
Without CDSC		14.32	7.60	7.12
CLASS I SHARES	December 13, 2013	15.18	8.41	7.84
CLASS R5 SHARES	December 13, 2013	15.37	8.58	8.03
CLASS R6 SHARES	December 13, 2013	15.48	8.68	8.11

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 13, 2013.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	13

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	13.06%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$4,613,494
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the health services & systems sector and the industrial cyclical sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the retail and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Nvidia Corp., and its overweight position U.S. Bancorp. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Nvidia, a semiconductor manufacturer , rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of U.S. Bancorp, a diversified bank based in  Minneapolis,  Minn., fell amid a broad decline in regional banks following the collapse of Silicon Valley Bank and First Republic Bank in early March 2023.
Leading individual contributors to relative performance included the Fund’s underweight positions in Pfizer Inc. and Intel Corp., and its overweight position in Chipotle Mexican Grill Inc. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022. Shares of Chipotle Mexican Grill, a fast-food restaurant chain, rose after the company reported better-than-expected earnings, revenue and comparable-store sales for the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	7.6%
2.	Microsoft Corp.	7.1
3.	Amazon.com, Inc.	3.6
4.	NVIDIA Corp.	2.7
5.	Meta Platforms, Inc., Class A	1.9
6.	Alphabet, Inc., Class A	1.9
7.	Tesla, Inc.	1.7
8.	Alphabet, Inc., Class C	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Mastercard, Inc., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.3%
Health Care	13.0
Financials	12.4
Consumer Discretionary	12.1
Industrials	8.7
Communication Services	7.7
Consumer Staples	5.6
Energy	4.1
Utilities	2.6
Materials	2.4
Real Estate	2.2
Others (each less than 1.0%)	0.1
Short-Term Investments	1.8

14	J.P. Morgan Large Cap Funds	June 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Large Cap Funds	15

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge *		6.90%	2.72%
Without Sales Charge		12.79	5.11
CLASS C SHARES	February 26, 2021
With CDSC **		11.21	4.60
Without CDSC		12.21	4.60
CLASS I SHARES	February 26, 2021	13.06	5.39
CLASS R5 SHARES	February 26, 2021	13.24	5.53
CLASS R6 SHARES	February 26, 2021	13.34	5.65

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (2/26/21 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	11.24%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$2,333,516
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and the health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the retail and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Nvidia Corp., and its overweight position in U.S. Bancorp. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Nvidia, a semiconductor manufacturer , rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of U.S. Bancorp, a diversified bank based in  Minneapolis,  Minn., fell amid a broad decline in regional banks following the collapse of Silicon Valley Bank and First Republic Bank in early March 2023.
Leading individual contributors to relative performance included the Fund’s underweight positions in Pfizer Inc. and Intel Corp., and its overweight position in Chipotle Mexican Grill Inc. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022. Shares of Chipotle Mexican Grill, a fast-food restaurant chain, rose after the company reported better-than-expected earnings, revenue and comparable-store sales for the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	7.7%
2.	Microsoft Corp.	7.1
3.	Amazon.com, Inc.	3.6
4.	NVIDIA Corp.	2.8
5.	Meta Platforms, Inc., Class A	2.0
6.	Alphabet, Inc., Class A	1.9
7.	Tesla, Inc.	1.7
8.	Alphabet, Inc., Class C	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Mastercard, Inc., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.6%
Health Care	13.2
Financials	12.5
Consumer Discretionary	12.1
Industrials	8.8
Communication Services	7.8
Consumer Staples	5.6
Energy	4.0
Utilities	2.6
Materials	2.4
Real Estate	2.2
Others (each less than 1.0%)	0.3
Short-Term Investments	0.9

June 30, 2023	J.P. Morgan Large Cap Funds	17

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge *		5.19%	0.45%
Without Sales Charge		10.99	2.79
CLASS C SHARES	February 26, 2021
With CDSC **		9.46	2.28
Without CDSC		10.46	2.28
CLASS I SHARES	February 26, 2021	11.24	3.04
CLASS R5 SHARES	February 26, 2021	11.44	3.20
CLASS R6 SHARES	February 26, 2021	11.52	3.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (2/26/21 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	19

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	25.66%
Russell 1000 Growth Index	27.11%
Net Assets as of 6/30/2023 (In Thousands)	$60,586,545
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials sector and its underweight position in the information technology sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the communications services and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in SVB Financial and Charles Schwab Corp. and its underweight position in Apple Inc. Shares of SVB Financial Group, a diversified banking company, fell ahead of the bank’s collapse in March 2023 and subsequent takeover by the U.S. Federal Deposit Insurance Corp. Shares of Charles Schwab, an investment banking and brokerage company, fell amid a broad sell-off in banking stocks amid the failure of several U.S. regional banks in March 2023. Shares of Apple, a diversified information technology provider, rose amid consecutive quarters of better-than-expected earnings and revenue during the period and growth in iPhone revenue.
Leading individual contributors to relative performance included the Fund’s overweight positions in Meta Platforms, HCA Healthcare Inc. and Oracle Corp. Shares of Meta Platforms, operator of Facebook and other social media businesses, rose amid investor demand for large cap technology stocks during the second half of the period. Shares of HCA Healthcare, a hospitals and medical services company, rose as investors sought value in the wake of a broad sell-off in hospital operator stocks in the first half of the period. Shares of Oracle, a systems software provider, rose after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter amid surging growth in its cloud computing business.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	11.4%
2.	Apple, Inc.	10.8
3.	NVIDIA Corp.	5.3
4.	Amazon.com, Inc.	5.0
5.	Alphabet, Inc., Class C	4.9
6.	Meta Platforms, Inc., Class A	4.1
7.	Netflix, Inc.	2.8
8.	Tesla, Inc.	2.4
9.	Oracle Corp.	2.0
10.	Eli Lilly & Co.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	44.0%
Consumer Discretionary	15.7
Communication Services	12.6
Health Care	11.9
Industrials	5.0
Financials	3.6
Consumer Staples	1.8
Energy	1.1
Materials	1.0
Short-Term Investments	3.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

20	J.P. Morgan Large Cap Funds	June 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Large Cap Funds	21

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge *		18.77%	14.46%	15.83%
Without Sales Charge		25.34	15.70	16.45
CLASS C SHARES	November 4, 1997
With CDSC **		23.71	15.12	15.99
Without CDSC		24.71	15.12	15.99
CLASS I SHARES	February 28, 1992	25.66	15.98	16.70
CLASS R2 SHARES	November 3, 2008	25.02	15.41	16.16
CLASS R3 SHARES	September 9, 2016	25.33	15.70	16.43
CLASS R4 SHARES	September 9, 2016	25.65	15.99	16.70
CLASS R5 SHARES	April 14, 2009	25.85	16.16	16.90
CLASS R6 SHARES	November 30, 2010	25.98	16.27	17.00

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Large Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	11.87%
Russell 1000 Value Index	11.54%
Net Assets as of 6/30/2023 (In Thousands)	$3,467,553
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the consumer discretionary sector and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials sector and its security selection and overweight position in the health care sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Regeneron Pharmaceuticals Inc., Royal Caribbean Cruises Ltd. and Cardinal Health Inc. Shares of Regeneron Pharmaceuticals, a drug development company, rose following positive results from clinical trials of its Eylea treatment for eye diseases and its Dupixent drug for respiratory diseases. Shares of Royal Caribbean Cruises, a cruise ship operator, rose amid strong growth in bookings during the second half of the period. Shares of Cardinal Health, a pharmaceuticals and health care products distributor, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
Leading individual detractors from relative performance included the Fund’s underweight position in JP Morgan Chase & Co., its overweight position in Centene Corp. and its out-of-Benchmark position in Charter Communications Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Centene, a managed health care provider, fell after the company lowered its forecast for 2024 results amid rising costs. Shares of Charter Communications, a provider of broadband and cable TV services, fell amid slowing subscriber growth and lower-than-expected earnings for the fourth quarter of 2022 and the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	4.1%
2.	Bristol-Myers Squibb Co.	3.3
3.	Wells Fargo & Co.	3.1
4.	Centene Corp.	2.6
5.	Berkshire Hathaway, Inc., Class B	2.5
6.	Charter Communications, Inc., Class A	2.5
7.	Raytheon Technologies Corp.	2.3
8.	Chevron Corp.	2.3
9.	AmerisourceBergen Corp.	2.2
10.	NextEra Energy, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	23.3%
Health Care	16.4
Industrials	13.0
Energy	7.7
Utilities	6.8
Consumer Staples	6.4
Communication Services	5.3
Information Technology	5.1
Real Estate	4.7
Consumer Discretionary	4.3
Materials	4.1
Short-Term Investments	2.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Large Cap Funds	23

JPMorgan Large Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		5.78%	8.41%	10.32%
Without Sales Charge		11.63	9.59	10.92
CLASS C SHARES	March 22, 1999
With CDSC **		10.05	9.03	10.47
Without CDSC		11.05	9.03	10.47
CLASS I SHARES	March 1, 1991	11.87	9.84	11.14
CLASS R2 SHARES	November 3, 2008	11.35	9.30	10.62
CLASS R3 SHARES	October 1, 2018	11.59	9.57	10.92
CLASS R4 SHARES	October 1, 2018	11.85	9.85	11.15
CLASS R5 SHARES	May 15, 2006	12.01	10.01	11.33
CLASS R6 SHARES	November 30, 2010	12.16	10.13	11.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	25

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	10.95%
Russell 1000 Value Index	11.54%
Net Assets as of 6/30/2023 (In Thousands)	$177,579
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and real estate sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and General Electric Co., and its out-of-Benchmark position in Charter Communications Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of General Electric, an industrial conglomerate, rose after the company reported consecutive quarters of better-than-expected earnings and raised its 2023 earnings forecast. Shares of Charter Communications, a provider of broadband and cable TV services, fell amid slowing subscriber growth and lower-than-expected earnings for the fourth quarter of 2022 and the first quarter of 2023.
Leading individual contributors to relative performance included the Fund’s overweight positions in Eaton Corp. and Vertex Pharmaceuticals Inc., and its underweight position in Pfizer Inc. Shares of Eaton, an electrical components and equipment manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares of Vertex Pharmaceuticals, a drug development company, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2022 and the first quarter of 2023. Shares of Pfizer, a pharmaceuticals manufacturer, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a data science driven investment approach that combines research, data insights and risk management. The portfolio managers utilize proprietary techniques to process, analyze and combine a wide variety of data sources, including a multi-decade history of proprietary fundamental research, company fundamentals and alternative data.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Exxon Mobil Corp.	2.5%
2.	NextEra Energy, Inc.	2.5
3.	Eaton Corp. plc	2.3
4.	ConocoPhillips	2.3
5.	Bristol-Myers Squibb Co.	2.1
6.	Prologis, Inc.	2.1
7.	Wells Fargo & Co.	2.1
8.	Berkshire Hathaway, Inc., Class B	2.0
9.	BlackRock, Inc.	1.9
10.	Bank of America Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	19.4%
Health Care	16.6
Industrials	14.9
Energy	8.5
Consumer Staples	7.4
Information Technology	6.9
Utilities	5.9
Consumer Discretionary	5.4
Communication Services	4.9
Real Estate	4.4
Materials	4.0
Short-Term Investments	1.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

26	J.P. Morgan Large Cap Funds	June 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Large Cap Funds	27

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		4.89%	6.55%	8.44%
Without Sales Charge		10.70	7.71	9.03
CLASS C SHARES	February 19, 2005
With CDSC **		9.10	7.17	8.59
Without CDSC		10.10	7.17	8.59
CLASS I SHARES	February 28, 2003	10.95	7.96	9.24
CLASS R2 SHARES	November 3, 2008	10.29	7.39	8.72
CLASS R5 SHARES	May 15, 2006	11.02	8.08	9.41
CLASS R6 SHARES	November 30, 2010	11.13	8.19	9.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	18.46%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$23,173,065
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the big banks & brokers, commodities and the autos & energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical, software & services and the financial/business services sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Truist Financial Corp., Bristol-Myers Squibb Co. and AbbVie Inc. Shares of Truist Financial, a regional bank, fell amid volatility in the regional banking sector following the collapse of Silicon Valley Bank and First Republic Bank in March 2023.  Shares of Bristol-Myers Squibb, a pharmaceuticals manufacturer, fell amid lower-than-expected revenue for the first quarter of 2023 and investor expectations for lower drug prices under new Medicare program rules. Shares of AbbVie, a pharmaceuticals developer, fell amid increased competition from generic drug makers for the company’s immunosuppressant drug, Humira.
Leading individual contributors to relative performance included the Fund’s overweight positions in Eaton Corp. and NXP Semiconductors NV, and its out-of-Benchmark position in Uber Technologies Inc. Shares of Eaton, an electrical components and equipment manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares NXP Semiconductors, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023. Shares of Uber Technologies, a ride-sharing platform provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023, and forecast growth in bookings for the full year 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	9.5%
2.	Apple, Inc.	6.0
3.	NVIDIA Corp.	3.7
4.	Amazon.com, Inc.	3.7
5.	NXP Semiconductors NV (China)	3.2
6.	UnitedHealth Group, Inc.	3.1
7.	AbbVie, Inc.	2.9
8.	Alphabet, Inc., Class A	2.9
9.	NextEra Energy, Inc.	2.8
10.	Mastercard, Inc., Class A	2.6

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.5%
Financials	14.0
Health Care	13.1
Industrials	10.7
Consumer Discretionary	10.3
Communication Services	6.0
Energy	5.2
Utilities	4.2
Materials	3.0
Consumer Staples	3.0
Real Estate	1.9
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Large Cap Funds	29

JPMorgan U.S. Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge *		11.95%	11.82%	12.38%
Without Sales Charge		18.17	13.03	12.99
CLASS C SHARES	September 10, 2001
With CDSC **		16.54	12.47	12.53
Without CDSC		17.54	12.47	12.53
CLASS I SHARES	September 10, 2001	18.46	13.32	13.23
CLASS L SHARES	September 17, 1993	18.57	13.48	13.40
CLASS R2 SHARES	November 3, 2008	17.89	12.75	12.71
CLASS R3 SHARES	September 9, 2016	18.14	13.03	12.98
CLASS R4 SHARES	September 9, 2016	18.48	13.32	13.24
CLASS R5 SHARES	May 15, 2006	18.62	13.48	13.43
CLASS R6 SHARES	November 30, 2010	18.75	13.61	13.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	31

JPMorgan U.S. GARP Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	26.95%
Russell 1000 Growth Index	27.11%
Net Assets as of 6/30/2023 (In Thousands)	$1,146,074
INVESTMENT OBJECTIVE**
The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the information technology and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the communication services and consumer staples sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Seagate Technology Holdings PLC, its underweight position in Nvidia Corp. and its overweight position in Qualcomm Inc. Shares of Seagate Technology Holdings, an information technology hardware, storage and services provider, fell after the company reported lower-than-expected earnings and revenue for its fiscal third quarter and issued a weaker-than-expected earnings forecast. Shares of Nvidia, a semiconductor manufacturer, rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of Qualcomm, a semiconductor manufacturer, fell after the company reported lower-than-expected earnings for its fiscal second quarter and issued a weaker-than-expected forecast for the fiscal third quarter.
Leading individual contributors to relative performance included the Fund’s overweight positions in Netflix Inc. and Meta Platforms Inc., and its out-of-Benchmark position in Boston Scientific Corp. Shares of Netflix, an entertainment services and content provider, rose as investment analysts generally responded positively to the company’s advertising and subscriptions growth. Shares of Meta Platforms, operator of Facebook and other social media businesses, rose amid investor demand for large cap technology stocks during the second half of the period. Shares of Boston Scientific, a medical devices manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	11.4%
2.	Apple, Inc.	10.7
3.	Amazon.com, Inc.	5.2
4.	NVIDIA Corp.	4.4
5.	Meta Platforms, Inc., Class A	4.2
6.	Mastercard, Inc., Class A	3.4
7.	Tesla, Inc.	2.5
8.	Alphabet, Inc., Class A	2.3
9.	Alphabet, Inc., Class C	2.3
10.	Eli Lilly & Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	40.8%
Consumer Discretionary	15.1
Health Care	11.2
Communication Services	11.1
Industrials	6.7
Financials	6.6
Consumer Staples	3.7
Real Estate	1.5
Materials	1.1
Others (each less than 1.0%)	1.1
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

32	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		19.97%	11.32%	13.44%
Without Sales Charge		26.62	12.53	14.06
CLASS C SHARES	February 19, 2005
With CDSC **		24.98	11.97	13.60
Without CDSC		25.98	11.97	13.60
CLASS I SHARES	February 28, 2003	26.95	12.81	14.34
CLASS R2 SHARES	November 3, 2008	26.31	12.25	13.77
CLASS R5 SHARES	May 15, 2006	27.12	12.98	14.54
CLASS R6 SHARES	November 2, 2015	27.24	13.09	14.61

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	33

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	24.50%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$1,428,419
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the media and retail sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health services & systems sector and the consumer cyclical sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Meta Platforms Inc. and Boston Scientific Co, and its short position in Intel Corp. Shares of Meta Platforms, operator of Facebook and other social media businesses that was not held in the Fund, rose amid investor demand for large cap technology stocks during the second half of the period. Shares of Boston Scientific, a medical devices manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2023. Shares of Intel, a semiconductor manufacturer, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022.
Leading individual detractors from relative performance included the Fund’s overweight position in Seagate Technology Holdings PLC, its short position in General Electric Co. and its underweight position in J.P. Morgan Chase & Co. Shares of Seagate Technology Holdings, an information technology hardware, storage and services provider, fell after the company reported lower-than-expected earnings and revenue for its fiscal third quarter and issued a weaker-than-expected earnings forecast. Shares of General Electric, an industrial conglomerate, rose after the company reported consecutive quarters of better-than-expected earnings and raised its 2023 earnings forecast. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 123% to 23%.
TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.3%
2.	Apple, Inc.	4.7
3.	Amazon.com, Inc.	4.0
4.	NVIDIA Corp.	3.1
5.	Alphabet, Inc., Class A	2.7
6.	Meta Platforms, Inc., Class A	2.6
7.	NXP Semiconductors NV (China)	2.6
8.	Mastercard, Inc., Class A	2.5
9.	UnitedHealth Group, Inc.	2.4
10.	Exxon Mobil Corp.	2.0

34	J.P. Morgan Large Cap Funds	June 30, 2023

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microchip Technology, Inc.	4.0%
2.	Cisco Systems, Inc.	4.0
3.	Hewlett Packard Enterprise Co.	2.8
4.	Interpublic Group of Cos., Inc. (The)	2.8
5.	General Motors Co.	2.6
6.	Stanley Black & Decker, Inc.	2.1
7.	Lam Research Corp.	2.1
8.	NetApp, Inc.	2.0
9.	General Dynamics Corp.	1.9
10.	Intel Corp.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.1%
Health Care	13.3
Financials	12.2
Industrials	11.2
Consumer Discretionary	10.6
Communication Services	8.2
Consumer Staples	5.4
Energy	4.3
Utilities	2.6
Real Estate	2.3
Materials	2.1
Short-Term Investments	1.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	21.5%
Information Technology	19.2
Financials	16.2
Health Care	7.9
Communication Services	7.3
Consumer Discretionary	7.0
Utilities	6.5
Consumer Staples	6.0
Real Estate	3.8
Energy	3.5
Materials	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Large Cap Funds	35

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge *		17.65%	11.71%	12.21%
Without Sales Charge		24.17	12.92	12.81
CLASS C SHARES	November 1, 2005
With CDSC **		22.54	12.36	12.36
Without CDSC		23.54	12.36	12.36
CLASS I SHARES	November 1, 2005	24.50	13.20	13.10
CLASS R2 SHARES	November 3, 2008	23.65	12.51	12.45
CLASS R5 SHARES	May 15, 2006	24.48	13.25	13.22
CLASS R6 SHARES	November 1, 2017	24.60	13.35	13.28

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	20.48%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$7,561,019
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Benchmark for the twelve months ended June 30, 2023.
The Fund’s security selection in the consumer discretionary and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and health care sectors was a leading contributor to relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in Pfizer Inc. and Intel Corp., and its overweight position in Chipotle Mexican Grill Inc. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022. Shares of Chipotle Mexican Grill, a fast-food restaurant chain, rose after the company reported better-than-expected earnings, revenue and comparable-store sales for the first quarter of 2023.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Nvidia Corp., and its overweight position in US Bancorp. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Nvidia, a semiconductor manufacturer not held in the Fund, rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of U.S. Bancorp, a diversified bank based in  Minneapolis,  Minn., fell amid a broad decline in regional banks following the collapse of Silicon Valley Bank and First Republic Bank in early March 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	7.7%
2.	Microsoft Corp.	7.1
3.	Amazon.com, Inc.	3.6
4.	NVIDIA Corp.	2.8
5.	Meta Platforms, Inc., Class A	2.0
6.	Alphabet, Inc., Class A	1.9
7.	Tesla, Inc.	1.7
8.	Alphabet, Inc., Class C	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Mastercard, Inc., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.6%
Health Care	13.2
Financials	12.5
Consumer Discretionary	12.1
Industrials	8.8
Communication Services	7.8
Consumer Staples	5.6
Energy	4.1
Utilities	2.6
Materials	2.4
Real Estate	2.2
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Large Cap Funds	37

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

38	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		13.91%	11.67%	11.81%
Without Sales Charge		20.22	12.88	12.41
CLASS I SHARES	September 10, 2001	20.48	13.17	12.69
CLASS R6 SHARES	March 24, 2003	20.61	13.28	12.86

*	Sales Charge for Class A Shares is 5.25%.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	39

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	18.29%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$176,001
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and communication services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance relative included the Fund’s overweight positions in SVB Financial Group and Texas Instruments Inc., and its underweight position in Meta Platforms Inc. Shares of SVB Financial Group, a diversified banking company, fell ahead of the bank’s collapse in March 2023 and subsequent takeover by the U.S. Federal Deposit Insurance Corp. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast for the second quarter of 2023. Shares of Meta Platforms, operator of Facebook and other social media businesses that was not held in the Fund, rose amid investor demand for large cap technology stocks during the second half of the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in Boston Scientific Corp. and Eaton Corp., and its underweight position in Pfizer Inc. Shares of Boston Scientific, a medical devices manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2023. Shares of Eaton, an electrical components and equipment manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares of Pfizer, a pharmaceuticals manufacturer not held in the Fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules.
HOW WAS THE FUND POSITIONED?
During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.1%
2.	Apple, Inc.	7.0
3.	Alphabet, Inc., Class A	4.1
4.	Mastercard, Inc., Class A	3.6
5.	Amazon.com, Inc.	2.8
6.	NVIDIA Corp.	2.8
7.	UnitedHealth Group, Inc.	2.7
8.	Costco Wholesale Corp.	2.5
9.	Boston Scientific Corp.	1.9
10.	Thermo Fisher Scientific, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.8%
Health Care	15.8
Financials	14.5
Consumer Discretionary	8.9
Industrials	8.1
Communication Services	7.4
Consumer Staples	4.3
Utilities	3.3
Real Estate	3.3
Materials	3.2
Energy	1.6
Short-Term Investments	0.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

40	J.P. Morgan Large Cap Funds	June 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Large Cap Funds	41

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		11.81%	10.15%	11.26%
Without Sales Charge		18.00	11.35	11.86
CLASS C SHARES	February 19, 2005
With CDSC **		16.38	10.79	11.41
Without CDSC		17.38	10.79	11.41
CLASS I SHARES	February 28, 2003	18.29	11.63	12.14
CLASS R6 SHARES	September 30, 2020	18.33	11.65	12.16

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

42	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	12.43%
Russell 1000 Value Index	11.54%
Net Assets as of 6/30/2023 (In Thousands)	$4,704,905
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the information technology and materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and industrials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in TJX Cos., and its overweight positions in Axalta Coating Systems Ltd. and Vulcan Materials Co. Shares of TJX, an operator of discount retail apparel and home products chains, rose after reporting consecutive quarters of better-than-expected earnings or revenues and amid investor expectations that lower-cost retailers would have an advantage in an inflationary economy. Shares of Axalta Coating Systems, a specialty chemicals manufacturer, rose after the company reported better-than-expected results for the first quarter of 2023 and forecast better-than-expected revenue growth for the second quarter of 2023. Shares of Vulcan Materials, a construction materials manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Dollar General Corp., its underweight position in JPMorgan Chase & Co. and its overweight position in Bristol-Myers Squibb Co. Shares of Dollar General, a discount retail chain, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2023 and lowered its earnings forecast. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Bristol-Myers Squibb, a pharmaceuticals manufacturer, fell amid lower-than-expected revenue for the first quarter of 2023 and investor expectations for lower drug prices under new Medicare program rules.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Exxon Mobil Corp.	2.5%
2.	ConocoPhillips	2.4
3.	Wells Fargo & Co.	2.2
4.	Berkshire Hathaway, Inc., Class B	2.0
5.	Bristol-Myers Squibb Co.	1.9
6.	Air Products and Chemicals, Inc.	1.8
7.	UnitedHealth Group, Inc.	1.8
8.	BlackRock, Inc.	1.8
9.	Axalta Coating Systems Ltd.	1.8
10.	Chevron Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	20.6%
Health Care	17.0
Industrials	12.1
Information Technology	8.2
Energy	8.1
Consumer Discretionary	8.0
Consumer Staples	6.6
Materials	5.5
Communication Services	4.8
Utilities	4.3
Real Estate	1.2
Short-Term Investments	3.6

June 30, 2023	J.P. Morgan Large Cap Funds	43

JPMorgan U.S. Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

44	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge *		6.52%	8.43%	9.90%
Without Sales Charge		12.43	9.61	10.50
CLASS C SHARES	January 2, 1998
With CDSC **		10.86	9.06	10.05
Without CDSC		11.86	9.06	10.05
CLASS I SHARES	January 25, 1996	12.71	9.89	10.77
CLASS R2 SHARES	November 2, 2015	12.14	9.33	10.28
CLASS R3 SHARES	July 31, 2017	12.43	9.61	10.50
CLASS R4 SHARES	July 31, 2017	12.71	9.88	10.77
CLASS R5 SHARES	November 2, 2015	12.88	10.05	10.91
CLASS R6 SHARES	November 2, 2015	13.00	10.16	10.98

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from
June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	45

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%
Aerospace & Defense — 5.3%
General Dynamics Corp.	3,782	813,596
Northrop Grumman Corp.	1,200	546,754
Raytheon Technologies Corp.	12,225	1,197,603
		2,557,953
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	4,418	791,935
Banks — 5.5%
Bank of America Corp.	25,640	735,604
Citigroup, Inc.	5,933	273,153
PNC Financial Services Group, Inc. (The)	4,139	521,264
US Bancorp	14,263	471,269
Wells Fargo & Co.	15,171	647,485
		2,648,775
Beverages — 2.0%
Coca-Cola Co. (The)	8,060	485,410
PepsiCo, Inc.	2,498	462,608
		948,018
Biotechnology — 2.1%
AbbVie, Inc.	5,677	764,831
Amgen, Inc.	1,114	247,412
		1,012,243
Capital Markets — 6.8%
BlackRock, Inc.	1,263	873,318
Charles Schwab Corp. (The)	8,349	473,217
CME Group, Inc.	3,824	708,508
Morgan Stanley	9,717	829,801
Northern Trust Corp.	1,439	106,673
T. Rowe Price Group, Inc.	2,174	243,529
		3,235,046
Chemicals — 4.0%
Air Products and Chemicals, Inc.	3,601	1,078,535
PPG Industries, Inc.	5,647	837,522
		1,916,057
Commercial Services & Supplies — 1.0%
Republic Services, Inc.	3,234	495,259
Consumer Finance — 2.3%
American Express Co.	4,020	700,231
Capital One Financial Corp.	3,491	381,878
		1,082,109
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Staples Distribution & Retail — 2.8%
Sysco Corp.	8,645	641,467
Walmart, Inc.	4,419	694,541
		1,336,008
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	7,991	297,195
Electric Utilities — 2.5%
NextEra Energy, Inc.	10,166	754,347
Xcel Energy, Inc.	7,395	459,742
		1,214,089
Electrical Equipment — 1.2%
Eaton Corp. plc	2,921	587,472
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	9,767	342,215
Food Products — 1.5%
Mondelez International, Inc., Class A	9,560	697,314
Ground Transportation — 1.7%
Norfolk Southern Corp.	3,512	796,458
Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	4,040	440,420
Becton Dickinson & Co.	1,694	447,154
Medtronic plc	7,279	641,336
		1,528,910
Health Care Providers & Services — 5.4%
AmerisourceBergen Corp.	2,107	405,488
Cigna Group (The)	2,106	590,878
CVS Health Corp.	6,316	436,595
UnitedHealth Group, Inc.	2,353	1,131,057
		2,564,018
Health Care REITs — 0.4%
Ventas, Inc.	4,055	191,692
Hotels, Restaurants & Leisure — 2.5%
McDonald's Corp.	2,645	789,332
Starbucks Corp.	4,003	396,464
		1,185,796
Household Products — 1.4%
Procter & Gamble Co. (The)	4,312	654,297
Industrial REITs — 0.8%
Prologis, Inc.	3,171	388,803
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — 4.6%
Arthur J Gallagher & Co.	1,875	411,664
Chubb Ltd.	2,779	535,126
Hartford Financial Services Group, Inc. (The)	5,079	365,754
Marsh & McLennan Cos., Inc.	1,121	210,795
MetLife, Inc.	7,232	408,812
Progressive Corp. (The)	2,178	288,365
		2,220,516
IT Services — 1.2%
Accenture plc, Class A	753	232,521
International Business Machines Corp.	2,608	348,925
		581,446
Machinery — 3.5%
Deere & Co.	1,351	547,577
Dover Corp.	5,049	745,452
Parker-Hannifin Corp.	1,021	398,226
		1,691,255
Media — 2.0%
Comcast Corp., Class A	23,644	982,419
Multi-Utilities — 2.1%
CMS Energy Corp.	5,324	312,811
Dominion Energy, Inc.	6,221	322,195
Public Service Enterprise Group, Inc.	5,585	349,647
		984,653
Office REITs — 0.5%
Alexandria Real Estate Equities, Inc.	1,119	126,943
Boston Properties, Inc.	1,862	107,233
		234,176
Oil, Gas & Consumable Fuels — 8.5%
Chevron Corp.	3,910	615,230
ConocoPhillips	12,466	1,291,659
EOG Resources, Inc.	6,679	764,353
Exxon Mobil Corp.	12,972	1,391,224
		4,062,466
Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.	18,013	1,151,936
Eli Lilly & Co.	945	443,386
Johnson & Johnson	5,581	923,698
Merck & Co., Inc.	2,086	240,690
Pfizer, Inc.	9,356	343,177
		3,102,887
INVESTMENTS	SHARES (000)	VALUE ($000)

Residential REITs — 0.5%
AvalonBay Communities, Inc.	1,176	222,556
Semiconductors & Semiconductor Equipment — 5.0%
Analog Devices, Inc.	5,157	1,004,595
Lam Research Corp.	181	116,567
NXP Semiconductors NV (China)	3,796	777,072
Texas Instruments, Inc.	2,656	478,068
		2,376,302
Software — 1.6%
Microsoft Corp.	2,194	747,259
Specialty Retail — 4.1%
Advance Auto Parts, Inc.	1,238	87,041
Best Buy Co., Inc.	3,907	320,197
Home Depot, Inc. (The)	1,934	600,612
Lowe's Cos., Inc.	662	149,382
TJX Cos., Inc. (The)	9,813	832,074
		1,989,306
Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	1,029	199,519
Seagate Technology Holdings plc	4,102	253,791
		453,310
Tobacco — 1.9%
Philip Morris International, Inc.	9,556	932,877
Total Common Stocks (Cost $33,493,801)		47,053,090
Short-Term Investments — 2.0%
Investment Companies — 2.0%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $951,325)	951,191	951,382
Total Investments — 100.2% (Cost $34,445,126)		48,004,472
Liabilities in Excess of Other Assets — (0.2)%		(113,525)
NET ASSETS — 100.0%		47,890,947

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	47

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Abbreviations
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%
Aerospace & Defense — 1.7%
Axon Enterprise, Inc. *	15	2,944
Boeing Co. (The) *	122	25,671
General Dynamics Corp.	48	10,405
Howmet Aerospace, Inc.	79	3,919
Huntington Ingalls Industries, Inc.	9	1,952
L3Harris Technologies, Inc.	41	7,973
Lockheed Martin Corp.	48	22,308
Northrop Grumman Corp.	31	13,988
Raytheon Technologies Corp.	314	30,770
Textron, Inc.	43	2,932
TransDigm Group, Inc.	11	10,031
		132,893
Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.	25	2,362
Expeditors International of Washington, Inc.	33	3,979
FedEx Corp.	49	12,324
United Parcel Service, Inc., Class B	156	27,929
		46,594
Automobile Components — 0.1%
Aptiv plc *	58	5,937
BorgWarner, Inc.	51	2,464
		8,401
Automobiles — 2.2%
Ford Motor Co.	845	12,783
General Motors Co.	299	11,523
Tesla, Inc. *	579	151,609
		175,915
Banks — 3.0%
Bank of America Corp.	1,490	42,762
Citigroup, Inc.	419	19,268
Citizens Financial Group, Inc.	104	2,714
Comerica, Inc.	28	1,199
Fifth Third Bancorp	146	3,836
Huntington Bancshares, Inc.	310	3,345
JPMorgan Chase & Co. (a)	628	91,369
KeyCorp	201	1,858
M&T Bank Corp.	36	4,413
PNC Financial Services Group, Inc. (The)	86	10,806
Regions Financial Corp.	202	3,595
Truist Financial Corp.	286	8,690
US Bancorp	300	9,908
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Wells Fargo & Co.	807	34,428
Zions Bancorp NA	32	855
		239,046
Beverages — 1.7%
Brown-Forman Corp., Class B	39	2,626
Coca-Cola Co. (The)	837	50,387
Constellation Brands, Inc., Class A	35	8,532
Keurig Dr Pepper, Inc.	181	5,662
Molson Coors Beverage Co., Class B	41	2,658
Monster Beverage Corp. *	164	9,435
PepsiCo, Inc.	296	54,857
		134,157
Biotechnology — 1.9%
AbbVie, Inc.	379	51,101
Amgen, Inc.	115	25,503
Biogen, Inc. *	31	8,863
Gilead Sciences, Inc.	268	20,666
Incyte Corp. *	40	2,478
Moderna, Inc. *	71	8,563
Regeneron Pharmaceuticals, Inc. *	23	16,666
Vertex Pharmaceuticals, Inc. *	55	19,485
		153,325
Broadline Retail — 3.2%
Amazon.com, Inc. *	1,919	250,161
eBay, Inc.	115	5,137
Etsy, Inc. *	26	2,244
		257,542
Building Products — 0.4%
A O Smith Corp.	27	1,948
Allegion plc	19	2,269
Carrier Global Corp.	179	8,922
Johnson Controls International plc	148	10,050
Masco Corp.	48	2,777
Trane Technologies plc	49	9,377
		35,343
Capital Markets — 2.6%
Ameriprise Financial, Inc.	22	7,439
Bank of New York Mellon Corp. (The)	154	6,873
BlackRock, Inc.	32	22,252
Cboe Global Markets, Inc.	23	3,132
Charles Schwab Corp. (The)	320	18,108
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Equity Funds	49

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — continued
CME Group, Inc.	77	14,329
FactSet Research Systems, Inc.	8	3,300
Franklin Resources, Inc. (b)	61	1,639
Goldman Sachs Group, Inc. (The)	72	23,052
Intercontinental Exchange, Inc.	120	13,610
Invesco Ltd.	99	1,656
MarketAxess Holdings, Inc.	8	2,117
Moody's Corp.	34	11,797
Morgan Stanley	280	23,916
MSCI, Inc.	17	8,077
Nasdaq, Inc.	73	3,629
Northern Trust Corp.	45	3,321
Raymond James Financial, Inc.	41	4,255
S&P Global, Inc.	71	28,268
State Street Corp.	72	5,258
T. Rowe Price Group, Inc.	48	5,408
		211,436
Chemicals — 1.7%
Air Products and Chemicals, Inc.	48	14,303
Albemarle Corp.	25	5,627
Celanese Corp.	21	2,491
CF Industries Holdings, Inc.	42	2,909
Corteva, Inc.	153	8,757
Dow, Inc.	152	8,098
DuPont de Nemours, Inc.	99	7,050
Eastman Chemical Co.	26	2,144
Ecolab, Inc.	53	9,942
FMC Corp.	27	2,805
International Flavors & Fragrances, Inc.	55	4,365
Linde plc	105	40,110
LyondellBasell Industries NV, Class A	55	5,009
Mosaic Co. (The)	71	2,499
PPG Industries, Inc.	51	7,505
Sherwin-Williams Co. (The)	50	13,396
		137,010
Commercial Services & Supplies — 0.5%
Cintas Corp.	18	9,238
Copart, Inc. *	92	8,411
Republic Services, Inc.	44	6,769
Rollins, Inc.	50	2,132
Waste Management, Inc.	80	13,802
		40,352
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.9%
Arista Networks, Inc. *	54	8,700
Cisco Systems, Inc.	880	45,558
F5, Inc. *	13	1,901
Juniper Networks, Inc.	69	2,166
Motorola Solutions, Inc.	36	10,574
		68,899
Construction & Engineering — 0.1%
Quanta Services, Inc.	31	6,131
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	13	6,150
Vulcan Materials Co.	29	6,449
		12,599
Consumer Finance — 0.5%
American Express Co.	128	22,267
Capital One Financial Corp.	82	8,977
Discover Financial Services	55	6,379
Synchrony Financial	92	3,125
		40,748
Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	95	51,329
Dollar General Corp.	47	7,997
Dollar Tree, Inc. *	45	6,414
Kroger Co. (The)	140	6,598
Sysco Corp.	109	8,082
Target Corp.	99	13,088
Walgreens Boots Alliance, Inc.	154	4,386
Walmart, Inc.	302	47,395
		145,289
Containers & Packaging — 0.2%
Amcor plc	316	3,157
Avery Dennison Corp.	17	2,981
Ball Corp.	68	3,936
International Paper Co.	75	2,373
Packaging Corp. of America	19	2,555
Sealed Air Corp.	31	1,242
WestRock Co.	55	1,601
		17,845
Distributors — 0.1%
Genuine Parts Co.	30	5,112
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Equity Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Distributors — continued
LKQ Corp.	55	3,181
Pool Corp.	8	3,144
		11,437
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	1,537	24,513
Verizon Communications, Inc.	904	33,611
		58,124
Electric Utilities — 1.7%
Alliant Energy Corp.	54	2,836
American Electric Power Co., Inc.	111	9,318
Constellation Energy Corp.	70	6,385
Duke Energy Corp.	166	14,867
Edison International	82	5,718
Entergy Corp.	46	4,426
Evergy, Inc.	49	2,885
Eversource Energy	75	5,318
Exelon Corp.	214	8,711
FirstEnergy Corp.	117	4,549
NextEra Energy, Inc.	435	32,276
NRG Energy, Inc.	50	1,851
PG&E Corp. *	348	6,005
Pinnacle West Capital Corp.	24	1,983
PPL Corp.	158	4,193
Southern Co. (The)	234	16,468
Xcel Energy, Inc.	118	7,356
		135,145
Electrical Equipment — 0.6%
AMETEK, Inc.	49	8,021
Eaton Corp. plc	86	17,232
Emerson Electric Co.	123	11,105
Generac Holdings, Inc. *	13	1,994
Rockwell Automation, Inc.	25	8,136
		46,488
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	128	10,872
CDW Corp.	29	5,317
Corning, Inc.	165	5,763
Keysight Technologies, Inc. *	38	6,413
TE Connectivity Ltd.	68	9,495
Teledyne Technologies, Inc. *	10	4,158
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
Trimble, Inc. *	53	2,819
Zebra Technologies Corp., Class A *	11	3,271
		48,108
Energy Equipment & Services — 0.4%
Baker Hughes Co.	218	6,879
Halliburton Co.	194	6,399
Schlumberger NV	306	15,051
		28,329
Entertainment — 1.4%
Activision Blizzard, Inc. *	154	12,965
Electronic Arts, Inc.	56	7,264
Live Nation Entertainment, Inc. *	31	2,819
Netflix, Inc. *	95	42,096
Take-Two Interactive Software, Inc. *	34	5,016
Walt Disney Co. (The) *	393	35,072
Warner Bros Discovery, Inc. *	477	5,976
		111,208
Financial Services — 4.2%
Berkshire Hathaway, Inc., Class B *	383	130,729
Fidelity National Information Services, Inc.	127	6,967
Fiserv, Inc. *	133	16,741
FleetCor Technologies, Inc. *	16	3,985
Global Payments, Inc.	56	5,548
Jack Henry & Associates, Inc.	16	2,622
Mastercard, Inc., Class A	180	70,749
PayPal Holdings, Inc. *	240	16,005
Visa, Inc., Class A (b)	348	82,615
		335,961
Food Products — 1.0%
Archer-Daniels-Midland Co.	117	8,847
Bunge Ltd.	32	3,055
Campbell Soup Co.	43	1,972
Conagra Brands, Inc.	103	3,457
General Mills, Inc.	126	9,685
Hershey Co. (The)	32	7,906
Hormel Foods Corp.	62	2,504
J M Smucker Co. (The)	23	3,385
Kellogg Co.	55	3,725
Kraft Heinz Co. (The)	172	6,088
Lamb Weston Holdings, Inc.	31	3,601
McCormick & Co., Inc. (Non-Voting) (b)	54	4,704
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Equity Funds	51

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food Products — continued
Mondelez International, Inc., Class A	293	21,354
Tyson Foods, Inc., Class A	61	3,134
		83,417
Gas Utilities — 0.0% ^
Atmos Energy Corp.	31	3,614
Ground Transportation — 0.8%
CSX Corp.	437	14,904
JB Hunt Transport Services, Inc.	18	3,227
Norfolk Southern Corp.	49	11,097
Old Dominion Freight Line, Inc.	19	7,147
Union Pacific Corp.	131	26,820
		63,195
Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	374	40,755
Align Technology, Inc. *	15	5,410
Baxter International, Inc.	109	4,955
Becton Dickinson & Co.	61	16,120
Boston Scientific Corp. *	309	16,718
Cooper Cos., Inc. (The)	11	4,077
Dentsply Sirona, Inc.	46	1,828
Dexcom, Inc. *	83	10,709
Edwards Lifesciences Corp. *	130	12,293
GE HealthCare Technologies, Inc.	84	6,829
Hologic, Inc. *	53	4,284
IDEXX Laboratories, Inc. *	18	8,962
Insulet Corp. *	15	4,320
Intuitive Surgical, Inc. *	75	25,758
Medtronic plc	286	25,198
ResMed, Inc.	32	6,902
STERIS plc	21	4,802
Stryker Corp.	73	22,158
Teleflex, Inc.	10	2,444
Zimmer Biomet Holdings, Inc.	45	6,528
		231,050
Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	35	6,701
Cardinal Health, Inc.	55	5,176
Centene Corp. *	118	7,957
Cigna Group (The)	64	17,848
CVS Health Corp.	276	19,053
DaVita, Inc. *	12	1,195
Elevance Health, Inc.	51	22,642
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
HCA Healthcare, Inc.	44	13,461
Henry Schein, Inc. *	28	2,284
Humana, Inc.	27	12,010
Laboratory Corp. of America Holdings	19	4,597
McKesson Corp.	29	12,456
Molina Healthcare, Inc. *	12	3,775
Quest Diagnostics, Inc.	24	3,384
UnitedHealth Group, Inc.	200	96,201
Universal Health Services, Inc., Class B	13	2,134
		230,874
Health Care REITs — 0.2%
Healthpeak Properties, Inc.	117	2,364
Ventas, Inc.	86	4,065
Welltower, Inc.	107	8,643
		15,072
Hotel & Resort REITs — 0.0% ^
Host Hotels & Resorts, Inc.	153	2,573
Hotels, Restaurants & Leisure — 2.1%
Booking Holdings, Inc. *	8	21,441
Caesars Entertainment, Inc. *	46	2,358
Carnival Corp. * (b)	216	4,066
Chipotle Mexican Grill, Inc. *	6	12,686
Darden Restaurants, Inc.	26	4,344
Domino's Pizza, Inc.	8	2,560
Expedia Group, Inc. *	31	3,353
Hilton Worldwide Holdings, Inc.	57	8,280
Las Vegas Sands Corp. *	71	4,098
Marriott International, Inc., Class A	55	10,182
McDonald's Corp.	157	46,837
MGM Resorts International	65	2,851
Norwegian Cruise Line Holdings Ltd. * (b)	91	1,985
Royal Caribbean Cruises Ltd. *	47	4,905
Starbucks Corp.	247	24,413
Wynn Resorts Ltd.	22	2,351
Yum! Brands, Inc.	60	8,343
		165,053
Household Durables — 0.4%
DR Horton, Inc.	67	8,120
Garmin Ltd.	33	3,431
Lennar Corp., Class A	54	6,836
Mohawk Industries, Inc. *	11	1,172
Newell Brands, Inc.	81	705
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Equity Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
NVR, Inc. *	1	4,166
PulteGroup, Inc.	48	3,728
Whirlpool Corp.	12	1,751
		29,909
Household Products — 1.4%
Church & Dwight Co., Inc.	52	5,263
Clorox Co. (The)	27	4,227
Colgate-Palmolive Co.	178	13,739
Kimberly-Clark Corp.	73	10,014
Procter & Gamble Co. (The)	507	76,886
		110,129
Independent Power and Renewable Electricity Producers — 0.0% ^
AES Corp. (The)	144	2,983
Industrial Conglomerates — 0.8%
3M Co.	119	11,870
General Electric Co.	234	25,716
Honeywell International, Inc.	143	29,684
		67,270
Industrial REITs — 0.3%
Prologis, Inc.	199	24,345
Insurance — 2.1%
Aflac, Inc.	118	8,251
Allstate Corp. (The)	56	6,161
American International Group, Inc.	156	8,953
Aon plc, Class A	44	15,157
Arch Capital Group Ltd. *	80	5,993
Arthur J Gallagher & Co.	46	10,111
Assurant, Inc.	11	1,437
Brown & Brown, Inc.	51	3,484
Chubb Ltd.	89	17,145
Cincinnati Financial Corp.	34	3,289
Everest Re Group Ltd.	9	3,151
Globe Life, Inc.	19	2,094
Hartford Financial Services Group, Inc. (The)	67	4,803
Lincoln National Corp.	33	854
Loews Corp.	41	2,415
Marsh & McLennan Cos., Inc.	106	20,003
MetLife, Inc.	138	7,818
Principal Financial Group, Inc.	49	3,681
Progressive Corp. (The)	126	16,658
Prudential Financial, Inc.	78	6,922
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Travelers Cos., Inc. (The)	50	8,623
Willis Towers Watson plc	23	5,387
WR Berkley Corp.	43	2,571
		164,961
Interactive Media & Services — 5.3%
Alphabet, Inc., Class A *	1,277	152,879
Alphabet, Inc., Class C *	1,099	132,900
Match Group, Inc. *	60	2,505
Meta Platforms, Inc., Class A *	475	136,478
		424,762
IT Services — 1.2%
Accenture plc, Class A	136	41,894
Akamai Technologies, Inc. *	33	2,941
Cognizant Technology Solutions Corp., Class A	109	7,122
DXC Technology Co. *	49	1,308
EPAM Systems, Inc. *	12	2,798
Gartner, Inc. *	17	5,952
International Business Machines Corp.	195	26,121
VeriSign, Inc. *	20	4,399
		92,535
Leisure Products — 0.0% ^
Hasbro, Inc.	28	1,814
Life Sciences Tools & Services — 1.6%
Agilent Technologies, Inc.	63	7,644
Bio-Rad Laboratories, Inc., Class A *	4	1,740
Bio-Techne Corp.	34	2,763
Charles River Laboratories International, Inc. *	11	2,313
Danaher Corp.	143	34,265
Illumina, Inc. *	34	6,372
IQVIA Holdings, Inc. *	40	8,966
Mettler-Toledo International, Inc. *	5	6,209
Revvity, Inc.	27	3,203
Thermo Fisher Scientific, Inc.	83	43,265
Waters Corp. *	13	3,383
West Pharmaceutical Services, Inc.	16	6,105
		126,228
Machinery — 1.8%
Caterpillar, Inc.	111	27,260
Cummins, Inc.	30	7,461
Deere & Co.	58	23,488
Dover Corp.	30	4,439
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Equity Funds	53

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — continued
Fortive Corp.	76	5,683
IDEX Corp.	16	3,497
Illinois Tool Works, Inc.	59	14,873
Ingersoll Rand, Inc.	87	5,684
Nordson Corp.	12	2,872
Otis Worldwide Corp.	89	7,908
PACCAR, Inc.	112	9,397
Parker-Hannifin Corp.	28	10,758
Pentair plc	36	2,291
Snap-on, Inc.	11	3,279
Stanley Black & Decker, Inc.	33	3,085
Westinghouse Air Brake Technologies Corp.	39	4,241
Xylem, Inc.	51	5,793
		142,009
Media — 0.7%
Charter Communications, Inc., Class A *	22	8,205
Comcast Corp., Class A	894	37,153
Fox Corp., Class A	58	1,967
Fox Corp., Class B	30	937
Interpublic Group of Cos., Inc. (The)	83	3,202
News Corp., Class A	82	1,597
News Corp., Class B	25	498
Omnicom Group, Inc.	43	4,081
Paramount Global, Class B (b)	109	1,734
		59,374
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	308	12,325
Newmont Corp.	171	7,288
Nucor Corp.	54	8,856
Steel Dynamics, Inc.	34	3,761
		32,230
Multi-Utilities — 0.7%
Ameren Corp.	56	4,611
CenterPoint Energy, Inc.	136	3,954
CMS Energy Corp.	63	3,684
Consolidated Edison, Inc.	74	6,734
Dominion Energy, Inc.	180	9,307
DTE Energy Co.	44	4,875
NiSource, Inc.	89	2,429
Public Service Enterprise Group, Inc.	107	6,716
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
Sempra Energy	68	9,848
WEC Energy Group, Inc.	68	5,984
		58,142
Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	34	3,841
Boston Properties, Inc.	31	1,767
		5,608
Oil, Gas & Consumable Fuels — 3.7%
APA Corp.	66	2,267
Chevron Corp.	375	58,949
ConocoPhillips	260	26,953
Coterra Energy, Inc.	163	4,120
Devon Energy Corp.	138	6,669
Diamondback Energy, Inc.	39	5,114
EOG Resources, Inc.	126	14,389
EQT Corp. (b)	78	3,198
Exxon Mobil Corp.	869	93,217
Hess Corp.	59	8,076
Kinder Morgan, Inc.	424	7,301
Marathon Oil Corp.	133	3,056
Marathon Petroleum Corp.	91	10,635
Occidental Petroleum Corp.	154	9,082
ONEOK, Inc.	96	5,937
Phillips 66	99	9,409
Pioneer Natural Resources Co. (b)	50	10,410
Targa Resources Corp.	49	3,698
Valero Energy Corp.	78	9,116
Williams Cos., Inc. (The)	262	8,545
		300,141
Passenger Airlines — 0.2%
Alaska Air Group, Inc. *	27	1,462
American Airlines Group, Inc. *	140	2,518
Delta Air Lines, Inc. *	138	6,569
Southwest Airlines Co.	128	4,632
United Airlines Holdings, Inc. *	71	3,869
		19,050
Personal Care Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	50	9,789
Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	452	28,882
Catalent, Inc. *	39	1,679
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Equity Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — continued
Eli Lilly & Co.	169	79,436
Johnson & Johnson	559	92,471
Merck & Co., Inc.	545	62,944
Organon & Co.	55	1,141
Pfizer, Inc.	1,213	44,515
Viatris, Inc.	258	2,573
Zoetis, Inc.	99	17,108
		330,749
Professional Services — 0.8%
Automatic Data Processing, Inc.	89	19,520
Broadridge Financial Solutions, Inc.	25	4,201
Ceridian HCM Holding, Inc. *	33	2,232
CoStar Group, Inc. *	88	7,816
Equifax, Inc.	26	6,204
Jacobs Solutions, Inc.	27	3,242
Leidos Holdings, Inc.	30	2,609
Paychex, Inc.	69	7,716
Paycom Software, Inc.	11	3,357
Robert Half International, Inc.	23	1,743
Verisk Analytics, Inc. (b)	31	7,036
		65,676
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	67	5,393
Residential REITs — 0.3%
AvalonBay Communities, Inc.	31	5,778
Camden Property Trust	23	2,499
Equity Residential	73	4,836
Essex Property Trust, Inc.	14	3,233
Invitation Homes, Inc.	125	4,299
Mid-America Apartment Communities, Inc.	25	3,808
UDR, Inc.	66	2,858
		27,311
Retail REITs — 0.3%
Federal Realty Investment Trust	16	1,526
Kimco Realty Corp.	133	2,628
Realty Income Corp.	145	8,653
Regency Centers Corp.	33	2,044
Simon Property Group, Inc.	70	8,118
		22,969
Semiconductors & Semiconductor Equipment — 7.3%
Advanced Micro Devices, Inc. *	346	39,435
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Analog Devices, Inc.	109	21,185
Applied Materials, Inc.	182	26,260
Broadcom, Inc.	90	77,747
Enphase Energy, Inc. *	29	4,934
First Solar, Inc. *	21	4,060
Intel Corp.	897	29,985
KLA Corp.	30	14,306
Lam Research Corp.	29	18,566
Microchip Technology, Inc.	118	10,550
Micron Technology, Inc.	235	14,848
Monolithic Power Systems, Inc.	10	5,232
NVIDIA Corp.	532	224,906
NXP Semiconductors NV (China)	56	11,429
ON Semiconductor Corp. *	93	8,781
Qorvo, Inc. *	21	2,191
QUALCOMM, Inc.	239	28,508
Skyworks Solutions, Inc.	34	3,787
SolarEdge Technologies, Inc. *	12	3,259
Teradyne, Inc.	33	3,711
Texas Instruments, Inc.	195	35,127
		588,807
Software — 10.3%
Adobe, Inc. *	99	48,219
ANSYS, Inc. *	19	6,153
Autodesk, Inc. *	46	9,420
Cadence Design Systems, Inc. *	59	13,748
Fair Isaac Corp. *	5	4,348
Fortinet, Inc. *	140	10,590
Gen Digital, Inc.	122	2,268
Intuit, Inc.	60	27,634
Microsoft Corp.	1,598	544,342
Oracle Corp.	331	39,398
Palo Alto Networks, Inc. * (b)	65	16,622
PTC, Inc. *	23	3,259
Roper Technologies, Inc.	23	11,018
Salesforce, Inc. *	210	44,463
ServiceNow, Inc. *	44	24,614
Synopsys, Inc. *	33	14,256
Tyler Technologies, Inc. *	9	3,754
		824,106
Specialized REITs — 1.1%
American Tower Corp.	100	19,431
Crown Castle, Inc.	93	10,623
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Equity Funds	55

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — continued
Digital Realty Trust, Inc. (b)	63	7,132
Equinix, Inc.	20	15,761
Extra Space Storage, Inc.	29	4,321
Iron Mountain, Inc.	63	3,562
Public Storage	34	9,929
SBA Communications Corp.	23	5,398
VICI Properties, Inc.	216	6,785
Weyerhaeuser Co.	157	5,275
		88,217
Specialty Retail — 2.1%
Advance Auto Parts, Inc.	13	898
AutoZone, Inc. *	4	9,861
Bath & Body Works, Inc.	49	1,846
Best Buy Co., Inc.	42	3,429
CarMax, Inc. * (b)	34	2,847
Home Depot, Inc. (The)	218	67,627
Lowe's Cos., Inc.	128	28,935
O'Reilly Automotive, Inc. *	13	12,503
Ross Stores, Inc.	73	8,245
TJX Cos., Inc. (The)	247	20,990
Tractor Supply Co.	24	5,208
Ulta Beauty, Inc. *	11	5,067
		167,456
Technology Hardware, Storage & Peripherals — 7.9%
Apple, Inc.	3,179	616,523
Hewlett Packard Enterprise Co.	279	4,680
HP, Inc.	186	5,723
NetApp, Inc.	46	3,513
Seagate Technology Holdings plc	41	2,562
Western Digital Corp. *	69	2,609
		635,610
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	265	29,234
Ralph Lauren Corp.	9	1,089
Tapestry, Inc.	50	2,133
VF Corp.	71	1,356
		33,812
Tobacco — 0.6%
Altria Group, Inc.	384	17,383
Philip Morris International, Inc.	333	32,575
		49,958
INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — 0.3%
Fastenal Co.	123	7,241
United Rentals, Inc.	15	6,581
WW Grainger, Inc.	9	7,569
		21,391
Water Utilities — 0.1%
American Water Works Co., Inc.	42	5,973
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	124	17,198
Total Common Stocks (Cost $3,630,221)		7,989,078
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Health Care Equipment & Supplies — 0.0% ^
ABIOMED, Inc., CVR ‡ * (Cost $10)	10	10
	SHARES (000)
Short-Term Investments — 1.9%
Investment Companies — 0.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (c) (d) (Cost $27,916)	27,916	27,916
Investment of Cash Collateral from Securities Loaned — 1.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (c) (d)	110,931	110,942
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (c) (d)	13,746	13,746
Total Investment of Cash Collateral from Securities Loaned (Cost $124,693)		124,688
Total Short-Term Investments (Cost $152,609)		152,604
Total Investments — 101.5% (Cost $3,782,840)		8,141,692
Liabilities in Excess of Other Assets — (1.5)%		(119,553)
NET ASSETS — 100.0%		8,022,139

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Equity Funds	June 30, 2023

Abbreviations
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $123,854.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	154	09/15/2023	USD	34,546	1,015

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Equity Funds	57

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 85.8%
Aerospace & Defense — 1.6%
General Dynamics Corp.	93	20,080
Raytheon Technologies Corp.	473	46,368
Textron, Inc.	379	25,612
		92,060
Air Freight & Logistics — 1.6%
FedEx Corp.	56	13,945
United Parcel Service, Inc., Class B	434	77,670
		91,615
Banks — 0.7%
US Bancorp	1,279	42,244
Beverages — 3.3%
Coca-Cola Co. (The)	1,317	79,287
Constellation Brands, Inc., Class A	96	23,607
Monster Beverage Corp. *	130	7,498
PepsiCo, Inc.	451	83,518
		193,910
Biotechnology — 3.4%
AbbVie, Inc.	571	76,896
Biogen, Inc. *	26	7,380
Regeneron Pharmaceuticals, Inc. *	69	49,769
Vertex Pharmaceuticals, Inc. *	188	66,322
		200,367
Broadline Retail — 1.7%
Amazon.com, Inc. *	747	97,314
Building Products — 1.3%
Trane Technologies plc	410	78,427
Capital Markets — 2.7%
CME Group, Inc.	386	71,457
Intercontinental Exchange, Inc.	242	27,407
Raymond James Financial, Inc.	135	13,986
S&P Global, Inc.	107	42,944
		155,794
Chemicals — 3.2%
Air Products and Chemicals, Inc.	227	67,920
Dow, Inc.	374	19,910
Linde plc	187	71,120
LyondellBasell Industries NV, Class A	192	17,666
PPG Industries, Inc.	85	12,636
		189,252
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.2%
Motorola Solutions, Inc.	37	10,865
Consumer Finance — 0.8%
American Express Co.	268	46,695
Consumer Staples Distribution & Retail — 2.0%
Costco Wholesale Corp.	148	79,852
Walmart, Inc.	217	34,020
		113,872
Containers & Packaging — 0.2%
Avery Dennison Corp.	58	10,017
Electric Utilities — 2.1%
NextEra Energy, Inc.	720	53,435
PG&E Corp. *	996	17,213
Xcel Energy, Inc.	837	51,991
		122,639
Electrical Equipment — 1.3%
Eaton Corp. plc	379	76,175
Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc. *	224	37,461
Entertainment — 0.1%
Netflix, Inc. *	7	3,238
Financial Services — 5.1%
Berkshire Hathaway, Inc., Class B *	117	39,988
FleetCor Technologies, Inc. *	130	32,651
Jack Henry & Associates, Inc.	314	52,545
Mastercard, Inc., Class A	225	88,574
Visa, Inc., Class A (a)	353	83,685
		297,443
Food Products — 2.1%
Hershey Co. (The)	337	84,040
Mondelez International, Inc., Class A	492	35,910
		119,950
Ground Transportation — 2.7%
CSX Corp.	906	30,906
Norfolk Southern Corp.	185	41,921
Old Dominion Freight Line, Inc.	147	54,393
Union Pacific Corp.	136	27,806
		155,026
Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp. *	362	19,566
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 2.5%
Centene Corp. *	187	12,594
Elevance Health, Inc.	64	28,391
Humana, Inc.	63	28,230
UnitedHealth Group, Inc.	160	77,171
		146,386
Hotels, Restaurants & Leisure — 3.3%
Booking Holdings, Inc. *	14	36,230
Chipotle Mexican Grill, Inc. *	36	77,847
McDonald's Corp.	36	10,748
Yum! Brands, Inc.	497	68,845
		193,670
Household Products — 3.4%
Colgate-Palmolive Co.	985	75,916
Kimberly-Clark Corp.	320	44,235
Procter & Gamble Co. (The)	502	76,114
		196,265
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	378	78,367
Industrial REITs — 0.7%
Prologis, Inc.	325	39,868
Insurance — 2.8%
Globe Life, Inc.	46	5,002
Progressive Corp. (The)	632	83,629
Travelers Cos., Inc. (The)	418	72,646
		161,277
Interactive Media & Services — 2.2%
Alphabet, Inc., Class A *	624	74,749
Meta Platforms, Inc., Class A *	191	54,709
		129,458
IT Services — 2.4%
Accenture plc, Class A	271	83,716
Cognizant Technology Solutions Corp., Class A	670	43,702
VeriSign, Inc. *	53	11,949
		139,367
Life Sciences Tools & Services — 1.4%
Danaher Corp.	56	13,590
Thermo Fisher Scientific, Inc.	129	67,135
		80,725
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 1.7%
Deere & Co.	70	28,314
Dover Corp.	315	46,623
Otis Worldwide Corp.	240	21,343
		96,280
Media — 1.8%
Charter Communications, Inc., Class A *	51	18,626
Comcast Corp., Class A	2,042	84,863
		103,489
Multi-Utilities — 2.6%
Ameren Corp.	424	34,608
CMS Energy Corp.	427	25,079
Dominion Energy, Inc.	285	14,773
Public Service Enterprise Group, Inc.	1,183	74,044
Sempra Energy	35	5,176
		153,680
Oil, Gas & Consumable Fuels — 2.4%
Chevron Corp.	151	23,757
ConocoPhillips	484	50,163
EOG Resources, Inc.	324	37,039
Exxon Mobil Corp.	262	28,163
		139,122
Personal Care Products — 0.0% ^
Kenvue, Inc. * (a)	114	2,998
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	1,120	71,667
Eli Lilly & Co.	157	73,491
Johnson & Johnson	217	35,940
Merck & Co., Inc.	380	43,833
		224,931
Professional Services — 0.2%
Automatic Data Processing, Inc.	20	4,438
Booz Allen Hamilton Holding Corp.	79	8,812
		13,250
Residential REITs — 0.7%
Sun Communities, Inc.	166	21,646
UDR, Inc.	384	16,487
		38,133
Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	332	64,713
ASML Holding NV (Registered), NYRS (Netherlands)	54	38,826
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	59

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
NXP Semiconductors NV (China)	338	69,183
Texas Instruments, Inc.	435	78,254
		250,976
Software — 5.8%
Adobe, Inc. *	202	98,870
Cadence Design Systems, Inc. *	113	26,417
Intuit, Inc.	171	78,385
Microsoft Corp.	283	96,502
ServiceNow, Inc. *	24	13,497
Synopsys, Inc. *	54	23,424
		337,095
Specialized REITs — 1.8%
American Tower Corp.	24	4,735
Equinix, Inc.	67	52,396
SBA Communications Corp.	213	49,400
		106,531
Specialty Retail — 2.6%
AutoZone, Inc. *	16	40,694
Best Buy Co., Inc.	66	5,404
Lowe's Cos., Inc.	354	79,842
O'Reilly Automotive, Inc. *	16	15,225
TJX Cos., Inc. (The)	92	7,799
Ulta Beauty, Inc. *	3	1,619
		150,583
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.	59	11,501
Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	110	12,181
Tobacco — 0.4%
Altria Group, Inc.	198	8,944
Philip Morris International, Inc.	161	15,753
		24,697
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	85	11,817
Total Common Stocks (Cost $4,541,987)		4,996,577
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Equity-Linked Notes — 13.3%
Barclays Bank plc, ELN, 44.00%, 7/12/2023, (linked to S&P 500 Index) (United Kingdom) (b)	13	44,564
BNP Paribas, ELN, 39.10%, 7/17/2023, (linked to S&P 500 Index) (b)	12	47,281
BNP Paribas, ELN, 40.39%, 8/4/2023, (linked to S&P 500 Index) (b)	12	50,875
BNP Paribas, ELN, 42.16%, 8/7/2023, (linked to S&P 500 Index) (b)	12	50,630
BNP Paribas, ELN, 43.03%, 7/31/2023, (linked to S&P 500 Index) (b)	13	56,823
BofA Finance LLC, ELN, 38.80%, 7/18/2023, (linked to S&P 500 Index) (b)	12	48,346
BofA Finance LLC, ELN, 40.10%, 7/14/2023, (linked to S&P 500 Index) (b)	12	48,239
BofA Finance LLC, ELN, 40.90%, 7/28/2023, (linked to S&P 500 Index) (b)	13	57,803
GS Finance Corp., ELN, 44.60%, 7/10/2023, (linked to S&P 500 Index) (b)	13	44,260
GS Finance Corp., ELN, 45.85%, 7/11/2023, (linked to S&P 500 Index) (b)	13	42,540
National Bank of Canada, ELN, 41.60%, 7/24/2023, (linked to S&P 500 Index) (b)	13	57,557
Royal Bank of Canada, ELN, 41.27%, 8/1/2023, (linked to S&P 500 Index) (Canada) (b)	13	57,137
Royal Bank of Canada, ELN, 42.13%, 8/8/2023, (linked to S&P 500 Index) (Canada) (b)	12	51,173
Royal Bank of Canada, ELN, 42.31%, 7/21/2023, (linked to S&P 500 Index) (Canada) (b)	13	57,440
Royal Bank of Canada, ELN, 45.51%, 7/25/2023, (linked to S&P 500 Index) (Canada) (b)	13	58,705
Total Equity-Linked Notes (Cost $815,972)		773,373
	SHARES (000)
Short-Term Investments — 3.2%
Investment Companies — 2.0%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (c) (d) (Cost $113,862)	113,839	113,862
Investment of Cash Collateral from Securities Loaned — 1.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (c) (d)	60,988	60,994
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (c) (d)	8,789	8,789
Total Investment of Cash Collateral from Securities Loaned (Cost $69,783)		69,783
Total Short-Term Investments (Cost $183,645)		183,645
Total Investments — 102.3% (Cost $5,541,604)		5,953,595
Liabilities in Excess of Other Assets — (2.3)%		(131,477)
NET ASSETS — 100.0%		5,822,118

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $69,297.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	115	09/15/2023	USD	25,797	530

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	61

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%
Aerospace & Defense — 1.3%
Howmet Aerospace, Inc.	319	15,812
Raytheon Technologies Corp.	1,326	129,914
Textron, Inc.	822	55,551
		201,277
Air Freight & Logistics — 1.1%
FedEx Corp.	182	45,073
United Parcel Service, Inc., Class B (a)	751	134,654
		179,727
Automobile Components — 0.2%
Aptiv plc *	334	34,074
Automobiles — 1.7%
Tesla, Inc. * (a)	1,031	269,948
Banks — 3.4%
Bank of America Corp.	5,834	167,367
Citigroup, Inc.	965	44,446
Fifth Third Bancorp	1,415	37,084
Truist Financial Corp.	2,333	70,796
US Bancorp	2,432	80,337
Wells Fargo & Co. (a)	3,298	140,778
		540,808
Beverages — 2.4%
Coca-Cola Co. (The) (a)	2,831	170,465
Constellation Brands, Inc., Class A	206	50,597
Monster Beverage Corp. *	321	18,461
PepsiCo, Inc. (a)	795	147,267
		386,790
Biotechnology — 2.7%
AbbVie, Inc.	1,308	176,206
Biogen, Inc. * (a)	168	47,950
BioMarin Pharmaceutical, Inc. *	128	11,088
Neurocrine Biosciences, Inc. *	89	8,404
Regeneron Pharmaceuticals, Inc. *	115	82,529
Sarepta Therapeutics, Inc. *	130	14,892
Vertex Pharmaceuticals, Inc. *	266	93,598
		434,667
Broadline Retail — 3.5%
Amazon.com, Inc. * (a)	4,345	566,434
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	646	37,046
Trane Technologies plc	516	98,805
		135,851
Capital Markets — 2.5%
Charles Schwab Corp. (The)	289	16,371
CME Group, Inc.	519	96,151
Intercontinental Exchange, Inc.	594	67,147
Morgan Stanley	860	73,497
Raymond James Financial, Inc.	518	53,777
S&P Global, Inc.	193	77,322
State Street Corp.	318	23,277
		407,542
Chemicals — 2.1%
Air Products and Chemicals, Inc.	164	49,133
Dow, Inc.	1,067	56,843
Eastman Chemical Co.	481	40,229
Linde plc	283	107,832
LyondellBasell Industries NV, Class A	316	29,027
PPG Industries, Inc.	305	45,253
		328,317
Commercial Services & Supplies — 0.2%
Cintas Corp. (a)	66	32,768
Communications Equipment — 0.2%
Motorola Solutions, Inc.	118	34,749
Consumer Finance — 0.2%
American Express Co.	222	38,715
Consumer Staples Distribution & Retail — 1.0%
Costco Wholesale Corp. (a)	293	157,792
Distributors — 0.1%
LKQ Corp.	256	14,918
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	730	11,639
Electric Utilities — 1.3%
NextEra Energy, Inc. (a)	1,790	132,834
PG&E Corp. *	3,880	67,044
		199,878
Electrical Equipment — 0.7%
Eaton Corp. plc	528	106,249
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	526	18,441
Keysight Technologies, Inc. *	103	17,204
		35,645
Energy Equipment & Services — 0.1%
Baker Hughes Co.	732	23,139
Entertainment — 0.7%
Netflix, Inc. * (a)	244	107,685
Financial Services — 4.3%
Berkshire Hathaway, Inc., Class B * (a)	649	221,153
FleetCor Technologies, Inc. *	224	56,153
Mastercard, Inc., Class A (a)	616	242,331
Visa, Inc., Class A (a)	736	174,838
		694,475
Food Products — 0.4%
Mondelez International, Inc., Class A (a)	772	56,335
Ground Transportation — 0.9%
CSX Corp.	990	33,779
Norfolk Southern Corp. (a)	185	42,040
Uber Technologies, Inc. *	567	24,465
Union Pacific Corp.	234	47,821
		148,105
Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	804	87,675
Baxter International, Inc.	959	43,686
Boston Scientific Corp. * (a)	1,396	75,514
Dexcom, Inc. *	161	20,684
Intuitive Surgical, Inc. *	225	77,052
Medtronic plc (a)	591	52,101
ResMed, Inc.	58	12,540
Stryker Corp.	103	31,342
		400,594
Health Care Providers & Services — 2.8%
Centene Corp. * (a)	648	43,725
CVS Health Corp.	311	21,487
Elevance Health, Inc.	157	69,449
Humana, Inc.	85	38,055
McKesson Corp.	76	32,449
UnitedHealth Group, Inc. (a)	506	243,244
		448,409
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care REITs — 0.3%
Ventas, Inc.	1,133	53,545
Hotels, Restaurants & Leisure — 2.8%
Booking Holdings, Inc. * (a)	35	94,017
Chipotle Mexican Grill, Inc. *	50	106,740
Domino's Pizza, Inc.	53	17,956
Expedia Group, Inc. *	428	46,810
Marriott International, Inc., Class A	272	49,949
McDonald's Corp. (a)	182	54,368
Royal Caribbean Cruises Ltd. *	87	9,046
Yum! Brands, Inc.	507	70,204
		449,090
Household Durables — 0.3%
Lennar Corp., Class A	116	14,592
Toll Brothers, Inc.	252	19,913
Whirlpool Corp.	62	9,192
		43,697
Household Products — 1.3%
Church & Dwight Co., Inc.	293	29,387
Colgate-Palmolive Co.	913	70,367
Procter & Gamble Co. (The) (a)	719	109,072
		208,826
Industrial Conglomerates — 1.1%
Honeywell International, Inc. (a)	858	178,119
Industrial REITs — 0.6%
Prologis, Inc.	838	102,757
Insurance — 1.8%
Aflac, Inc.	348	24,291
Globe Life, Inc.	406	44,499
MetLife, Inc.	138	7,793
Progressive Corp. (The) (a)	928	122,898
Travelers Cos., Inc. (The)	510	88,567
		288,048
Interactive Media & Services — 5.4%
Alphabet, Inc., Class A * (a)	2,477	296,561
Alphabet, Inc., Class C * (a)	2,094	253,289
Meta Platforms, Inc., Class A * (a)	1,073	307,839
		857,689
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	63

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 1.2%
Accenture plc, Class A	419	129,389
Cognizant Technology Solutions Corp., Class A	897	58,549
		187,938
Life Sciences Tools & Services — 1.4%
Danaher Corp.	304	73,025
Thermo Fisher Scientific, Inc. (a)	291	151,561
		224,586
Machinery — 1.9%
Deere & Co. (a)	280	113,419
Dover Corp.	251	37,040
Otis Worldwide Corp.	674	59,992
Parker-Hannifin Corp.	222	86,657
		297,108
Media — 1.2%
Charter Communications, Inc., Class A * (a)	205	75,437
Comcast Corp., Class A (a)	2,745	114,047
		189,484
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	579	23,163
Nucor Corp.	152	24,965
		48,128
Multi-Utilities — 1.3%
Ameren Corp.	411	33,536
CenterPoint Energy, Inc.	1,235	35,997
CMS Energy Corp.	296	17,413
Dominion Energy, Inc.	516	26,704
Public Service Enterprise Group, Inc.	1,469	91,977
		205,627
Oil, Gas & Consumable Fuels — 3.8%
Chevron Corp. (a)	467	73,416
ConocoPhillips	1,164	120,624
Diamondback Energy, Inc.	596	78,281
EOG Resources, Inc. (a)	871	99,683
Exxon Mobil Corp. (a)	2,005	215,004
Marathon Oil Corp.	1,216	28,005
		615,013
Passenger Airlines — 0.2%
Delta Air Lines, Inc. *	272	12,908
Southwest Airlines Co.	736	26,663
		39,571
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.0% ^
Kenvue, Inc. *	149	3,947
Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co. (a)	2,049	131,025
Eli Lilly & Co. (a)	311	145,643
Johnson & Johnson (a)	1,083	179,324
Merck & Co., Inc.	838	96,681
		552,673
Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	123	13,676
Leidos Holdings, Inc.	358	31,711
		45,387
Residential REITs — 0.6%
Equity LifeStyle Properties, Inc.	418	27,920
Sun Communities, Inc.	266	34,693
UDR, Inc.	822	35,328
		97,941
Semiconductors & Semiconductor Equipment — 7.7%
Advanced Micro Devices, Inc. * (a)	1,169	133,149
Analog Devices, Inc. (a)	709	138,221
Broadcom, Inc.	31	26,629
Lam Research Corp. (a)	204	131,508
NVIDIA Corp. (a)	1,022	432,151
NXP Semiconductors NV (China)	661	135,230
Qorvo, Inc. *	287	29,314
Teradyne, Inc.	350	38,936
Texas Instruments, Inc. (a)	931	167,658
		1,232,796
Software — 9.8%
Adobe, Inc. *	368	179,987
Cadence Design Systems, Inc. *	128	29,904
DocuSign, Inc. *	113	5,758
Intuit, Inc. (a)	205	93,976
Microsoft Corp. (a)	3,279	1,116,740
Oracle Corp.	601	71,620
Salesforce, Inc. * (a)	261	55,161
ServiceNow, Inc. *	41	22,933
		1,576,079
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — 0.6%
Equinix, Inc.	56	43,581
SBA Communications Corp.	232	53,758
		97,339
Specialty Retail — 2.8%
AutoNation, Inc. *	178	29,341
AutoZone, Inc. * (a)	32	80,219
Best Buy Co., Inc. (a)	604	49,511
Burlington Stores, Inc. *	124	19,568
Home Depot, Inc. (The) (a)	54	16,708
Lowe's Cos., Inc. (a)	718	162,050
O'Reilly Automotive, Inc. *	26	24,766
TJX Cos., Inc. (The)	624	52,879
Ulta Beauty, Inc. *	16	7,527
		442,569
Technology Hardware, Storage & Peripherals — 7.8%
Apple, Inc. (a)	6,200	1,202,557
Seagate Technology Holdings plc	783	48,433
		1,250,990
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	661	72,937
Tobacco — 0.4%
Altria Group, Inc. (a)	512	23,203
Philip Morris International, Inc.	459	44,768
		67,971
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	281	39,031
Total Common Stocks (Cost $10,058,702)		15,465,416
	NO. OF CONTRACTS
Options Purchased — 0.9%
Put Options Purchased — 0.9%
S&P 500 Index
9/29/2023 at USD 4,210.00 , European Style
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Notional Amount: USD 15,852,699
Counterparty: Exchange-Traded * (Cost $149,537)	35,621	147,827
	SHARES (000)
Short-Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (b) (c) (Cost $185,159)	185,159	185,159
Total Investments — 98.7% (Cost $10,393,398)		15,798,402
Other Assets Less Liabilities — 1.3%		211,062
NET ASSETS — 100.0%		16,009,464

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	65

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,772	09/15/2023	USD	397,504	7,397

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	35,621	USD 15,852,699	USD 4,665.00	9/29/2023	(120,755)
Written Put Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	35,621	USD 15,852,699	USD 3,550.00	9/29/2023	(28,675)
Total Written Options Contracts (Premiums Received $141,736)						(149,430)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 101.1%
Aerospace & Defense — 1.3%
Howmet Aerospace, Inc.	96	4,769
Raytheon Technologies Corp.	400	39,185
Textron, Inc.	248	16,755
		60,709
Air Freight & Logistics — 1.2%
FedEx Corp.	55	13,595
United Parcel Service, Inc., Class B	226	40,614
		54,209
Automobile Components — 0.2%
Aptiv plc *	101	10,278
Automobiles — 1.8%
Tesla, Inc. * (a)	311	81,422
Banks — 3.5%
Bank of America Corp.	1,759	50,482
Citigroup, Inc.	291	13,406
Fifth Third Bancorp	427	11,186
Truist Financial Corp.	704	21,354
US Bancorp	733	24,231
Wells Fargo & Co.	995	42,462
		163,121
Beverages — 2.5%
Coca-Cola Co. (The)	853	51,416
Constellation Brands, Inc., Class A	62	15,261
Monster Beverage Corp. *	97	5,568
PepsiCo, Inc.	240	44,419
		116,664
Biotechnology — 2.8%
AbbVie, Inc.	394	53,145
Biogen, Inc. *	51	14,463
BioMarin Pharmaceutical, Inc. *	39	3,345
Neurocrine Biosciences, Inc. *	27	2,535
Regeneron Pharmaceuticals, Inc. *	35	24,892
Sarepta Therapeutics, Inc. *	39	4,492
Vertex Pharmaceuticals, Inc. *	80	28,231
		131,103
Broadline Retail — 3.7%
Amazon.com, Inc. * (a)	1,311	170,848
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	194	11,174
Trane Technologies plc	156	29,801
		40,975
Capital Markets — 2.7%
Charles Schwab Corp. (The)	87	4,938
CME Group, Inc.	157	29,001
Intercontinental Exchange, Inc.	179	20,253
Morgan Stanley	260	22,168
Raymond James Financial, Inc.	156	16,218
S&P Global, Inc.	58	23,323
State Street Corp.	96	7,021
		122,922
Chemicals — 2.2%
Air Products and Chemicals, Inc.	50	14,820
Dow, Inc.	322	17,145
Eastman Chemical Co.	145	12,134
Linde plc	85	32,524
LyondellBasell Industries NV, Class A	95	8,755
PPG Industries, Inc.	92	13,649
		99,027
Commercial Services & Supplies — 0.2%
Cintas Corp.	20	9,883
Communications Equipment — 0.2%
Motorola Solutions, Inc.	36	10,481
Consumer Finance — 0.3%
American Express Co.	67	11,677
Consumer Staples Distribution & Retail — 1.0%
Costco Wholesale Corp.	88	47,593
Distributors — 0.1%
LKQ Corp.	77	4,500
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	220	3,511
Electric Utilities — 1.3%
NextEra Energy, Inc.	540	40,065
PG&E Corp. *	1,170	20,222
		60,287
Electrical Equipment — 0.7%
Eaton Corp. plc	159	32,047
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	67

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	159	5,562
Keysight Technologies, Inc. *	31	5,189
		10,751
Energy Equipment & Services — 0.2%
Baker Hughes Co.	221	6,979
Entertainment — 0.7%
Netflix, Inc. *	74	32,480
Financial Services — 4.5%
Berkshire Hathaway, Inc., Class B *	196	66,704
FleetCor Technologies, Inc. *	67	16,937
Mastercard, Inc., Class A (a)	186	73,092
Visa, Inc., Class A	222	52,735
		209,468
Food Products — 0.4%
Mondelez International, Inc., Class A	233	16,992
Ground Transportation — 1.0%
CSX Corp.	299	10,188
Norfolk Southern Corp.	56	12,680
Uber Technologies, Inc. *	171	7,379
Union Pacific Corp.	70	14,424
		44,671
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	243	26,444
Baxter International, Inc.	289	13,177
Boston Scientific Corp. *	421	22,777
Dexcom, Inc. *	49	6,239
Intuitive Surgical, Inc. *	68	23,241
Medtronic plc	178	15,715
ResMed, Inc.	17	3,782
Stryker Corp.	31	9,453
		120,828
Health Care Providers & Services — 2.9%
Centene Corp. *	195	13,188
CVS Health Corp.	94	6,481
Elevance Health, Inc.	47	20,948
Humana, Inc.	26	11,478
McKesson Corp.	23	9,788
UnitedHealth Group, Inc. (a)	153	73,367
		135,250
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care REITs — 0.4%
Ventas, Inc.	342	16,150
Hotels, Restaurants & Leisure — 2.9%
Booking Holdings, Inc. *	11	28,356
Chipotle Mexican Grill, Inc. *	15	32,194
Domino's Pizza, Inc.	16	5,416
Expedia Group, Inc. *	129	14,119
Marriott International, Inc., Class A	82	15,065
McDonald's Corp.	55	16,399
Royal Caribbean Cruises Ltd. *	26	2,728
Yum! Brands, Inc.	153	21,175
		135,452
Household Durables — 0.3%
Lennar Corp., Class A	35	4,401
Toll Brothers, Inc.	76	6,008
Whirlpool Corp.	19	2,773
		13,182
Household Products — 1.4%
Church & Dwight Co., Inc.	86	8,668
Colgate-Palmolive Co.	276	21,224
Procter & Gamble Co. (The)	217	32,898
		62,790
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	259	53,724
Industrial REITs — 0.7%
Prologis, Inc.	253	30,994
Insurance — 1.9%
Aflac, Inc.	105	7,326
Globe Life, Inc.	122	13,422
MetLife, Inc.	42	2,351
Progressive Corp. (The)	280	37,068
Travelers Cos., Inc. (The)	154	26,714
		86,881
Interactive Media & Services — 5.6%
Alphabet, Inc., Class A * (a)	747	89,445
Alphabet, Inc., Class C *	631	76,397
Meta Platforms, Inc., Class A * (a)	324	92,851
		258,693
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 1.2%
Accenture plc, Class A	126	39,027
Cognizant Technology Solutions Corp., Class A	271	17,659
		56,686
Life Sciences Tools & Services — 1.5%
Danaher Corp.	92	22,026
Thermo Fisher Scientific, Inc.	87	45,714
		67,740
Machinery — 1.9%
Deere & Co.	84	34,209
Dover Corp.	76	11,172
Otis Worldwide Corp.	203	18,095
Parker-Hannifin Corp.	67	26,138
		89,614
Media — 1.2%
Charter Communications, Inc., Class A *	62	22,753
Comcast Corp., Class A	828	34,399
		57,152
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	174	6,986
Nucor Corp.	46	7,530
		14,516
Multi-Utilities — 1.3%
Ameren Corp.	124	10,115
CenterPoint Energy, Inc.	372	10,858
CMS Energy Corp.	89	5,252
Dominion Energy, Inc.	156	8,054
Public Service Enterprise Group, Inc.	443	27,742
		62,021
Oil, Gas & Consumable Fuels — 4.0%
Chevron Corp.	141	22,144
ConocoPhillips	351	36,383
Diamondback Energy, Inc.	180	23,611
EOG Resources, Inc.	263	30,066
Exxon Mobil Corp. (a)	604	64,850
Marathon Oil Corp.	367	8,447
		185,501
Passenger Airlines — 0.3%
Delta Air Lines, Inc. *	82	3,893
Southwest Airlines Co.	222	8,042
		11,935
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.0% ^
Kenvue, Inc. *	47	1,236
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	618	39,520
Eli Lilly & Co.	93	43,929
Johnson & Johnson	327	54,087
Merck & Co., Inc.	253	29,161
		166,697
Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	37	4,125
Leidos Holdings, Inc.	108	9,565
		13,690
Residential REITs — 0.6%
Equity LifeStyle Properties, Inc.	126	8,421
Sun Communities, Inc.	80	10,464
UDR, Inc.	248	10,656
		29,541
Semiconductors & Semiconductor Equipment — 8.1%
Advanced Micro Devices, Inc. *	353	40,160
Analog Devices, Inc.	214	41,690
Broadcom, Inc.	9	8,031
Lam Research Corp.	62	39,666
NVIDIA Corp. (a)	308	130,346
NXP Semiconductors NV (China)	199	40,788
Qorvo, Inc. *	87	8,842
Teradyne, Inc.	105	11,744
Texas Instruments, Inc.	281	50,569
		371,836
Software — 10.3%
Adobe, Inc. *	111	54,288
Cadence Design Systems, Inc. *	39	9,020
DocuSign, Inc. *	34	1,737
Intuit, Inc.	62	28,345
Microsoft Corp. (a)	989	336,831
Oracle Corp.	181	21,602
Salesforce, Inc. *	79	16,638
ServiceNow, Inc. *	12	6,917
		475,378
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	69

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — 0.6%
Equinix, Inc.	17	13,145
SBA Communications Corp.	70	16,215
		29,360
Specialty Retail — 2.9%
AutoNation, Inc. *	54	8,850
AutoZone, Inc. *	10	24,196
Best Buy Co., Inc.	182	14,933
Burlington Stores, Inc. *	37	5,902
Home Depot, Inc. (The)	16	5,039
Lowe's Cos., Inc.	217	48,878
O'Reilly Automotive, Inc. *	8	7,469
TJX Cos., Inc. (The)	188	15,949
Ulta Beauty, Inc. *	5	2,271
		133,487
Technology Hardware, Storage & Peripherals — 8.2%
Apple, Inc. (a)	1,870	362,716
Seagate Technology Holdings plc	236	14,608
		377,324
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	199	21,999
Tobacco — 0.4%
Altria Group, Inc.	155	6,999
Philip Morris International, Inc.	138	13,503
		20,502
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	85	11,773
Total Common Stocks (Cost $4,054,912)		4,664,530
	NO. OF CONTRACTS
Options Purchased — 0.1%
Put Options Purchased — 0.1%
S&P 500 Index
7/31/2023 at USD 3,945.00 , European Style
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Notional Amount: USD 4,757,901
Counterparty: Exchange-Traded * (Cost $65,416)	10,691	3,121
	SHARES (000)
Short-Term Investments — 1.9%
Investment Companies — 1.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c) (Cost $87,650)	87,650	87,650
Total Investments — 103.1% (Cost $4,207,978)		4,755,301
Liabilities in Excess of Other Assets — (3.1)%		(141,807)
NET ASSETS — 100.0%		4,613,494

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Large Cap Funds	June 30, 2023

Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	418	09/15/2023	USD	93,768	1,606

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	10,691	USD 4,757,901	USD 4,365.00	7/31/2023	(130,537)
Written Put Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	10,691	USD 4,757,901	USD 3,320.00	7/31/2023	(802)
Total Written Options Contracts (Premiums Received $66,342)						(131,339)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	71

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 103.4%
Aerospace & Defense — 1.3%
Howmet Aerospace, Inc.	50	2,467
Raytheon Technologies Corp.	207	20,267
Textron, Inc.	128	8,666
		31,400
Air Freight & Logistics — 1.2%
FedEx Corp.	29	7,031
United Parcel Service, Inc., Class B	117	21,006
		28,037
Automobile Components — 0.2%
Aptiv plc *	52	5,317
Automobiles — 1.8%
Tesla, Inc. *	161	42,107
Banks — 3.6%
Bank of America Corp.	910	26,110
Citigroup, Inc.	151	6,934
Fifth Third Bancorp	221	5,785
Truist Financial Corp.	364	11,045
US Bancorp	379	12,533
Wells Fargo & Co.	514	21,962
		84,369
Beverages — 2.6%
Coca-Cola Co. (The)	442	26,593
Constellation Brands, Inc., Class A	32	7,893
Monster Beverage Corp. *	50	2,880
PepsiCo, Inc.	124	22,975
		60,341
Biotechnology — 2.9%
AbbVie, Inc.	204	27,488
Biogen, Inc. *	26	7,480
BioMarin Pharmaceutical, Inc. *	20	1,730
Neurocrine Biosciences, Inc. *	14	1,312
Regeneron Pharmaceuticals, Inc. *	18	12,875
Sarepta Therapeutics, Inc. *	20	2,323
Vertex Pharmaceuticals, Inc. *	42	14,598
		67,806
Broadline Retail — 3.8%
Amazon.com, Inc. * (a)	678	88,365
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	101	5,779
Trane Technologies plc	80	15,414
		21,193
Capital Markets — 2.7%
Charles Schwab Corp. (The)	45	2,554
CME Group, Inc.	81	14,998
Intercontinental Exchange, Inc.	93	10,475
Morgan Stanley	134	11,465
Raymond James Financial, Inc.	81	8,388
S&P Global, Inc.	30	12,063
State Street Corp.	49	3,631
		63,574
Chemicals — 2.2%
Air Products and Chemicals, Inc.	26	7,666
Dow, Inc.	166	8,868
Eastman Chemical Co.	75	6,276
Linde plc	44	16,822
LyondellBasell Industries NV, Class A	49	4,526
PPG Industries, Inc.	48	7,061
		51,219
Commercial Services & Supplies — 0.2%
Cintas Corp.	10	5,111
Communications Equipment — 0.2%
Motorola Solutions, Inc.	18	5,417
Consumer Finance — 0.3%
American Express Co.	35	6,037
Consumer Staples Distribution & Retail — 1.1%
Costco Wholesale Corp.	46	24,623
Distributors — 0.1%
LKQ Corp.	40	2,327
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	114	1,816
Electric Utilities — 1.3%
NextEra Energy, Inc.	280	20,722
PG&E Corp. *	605	10,459
		31,181
Electrical Equipment — 0.7%
Eaton Corp. plc	82	16,578
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	82	2,877
Keysight Technologies, Inc. *	16	2,685
		5,562
Energy Equipment & Services — 0.2%
Baker Hughes Co.	114	3,610
Entertainment — 0.7%
Netflix, Inc. *	38	16,794
Financial Services — 4.6%
Berkshire Hathaway, Inc., Class B *	101	34,500
FleetCor Technologies, Inc. *	35	8,760
Mastercard, Inc., Class A (a)	96	37,804
Visa, Inc., Class A	115	27,275
		108,339
Food Products — 0.4%
Mondelez International, Inc., Class A	121	8,788
Ground Transportation — 1.0%
CSX Corp.	155	5,269
Norfolk Southern Corp.	29	6,558
Uber Technologies, Inc. *	88	3,817
Union Pacific Corp.	36	7,459
		23,103
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	125	13,677
Baxter International, Inc.	150	6,815
Boston Scientific Corp. *	218	11,780
Dexcom, Inc. *	25	3,227
Intuitive Surgical, Inc. *	35	12,024
Medtronic plc	92	8,128
ResMed, Inc.	9	1,956
Stryker Corp.	16	4,889
		62,496
Health Care Providers & Services — 3.0%
Centene Corp. *	101	6,821
CVS Health Corp.	49	3,352
Elevance Health, Inc.	24	10,834
Humana, Inc.	13	5,942
McKesson Corp.	12	5,062
UnitedHealth Group, Inc. (a)	79	37,951
		69,962
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care REITs — 0.4%
Ventas, Inc.	177	8,352
Hotels, Restaurants & Leisure — 3.0%
Booking Holdings, Inc. *	6	14,666
Chipotle Mexican Grill, Inc. *	8	16,652
Domino's Pizza, Inc.	8	2,801
Expedia Group, Inc. *	67	7,302
Marriott International, Inc., Class A	42	7,792
McDonald's Corp.	28	8,480
Royal Caribbean Cruises Ltd. *	14	1,411
Yum! Brands, Inc.	79	10,952
		70,056
Household Durables — 0.3%
Lennar Corp., Class A	18	2,275
Toll Brothers, Inc.	39	3,108
Whirlpool Corp.	10	1,436
		6,819
Household Products — 1.4%
Church & Dwight Co., Inc.	44	4,391
Colgate-Palmolive Co.	142	10,978
Procter & Gamble Co. (The)	112	17,016
		32,385
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	134	27,790
Industrial REITs — 0.7%
Prologis, Inc.	131	16,030
Insurance — 1.9%
Aflac, Inc.	54	3,789
Globe Life, Inc.	63	6,940
MetLife, Inc.	22	1,216
Progressive Corp. (The)	145	19,172
Travelers Cos., Inc. (The)	80	13,817
		44,934
Interactive Media & Services — 5.7%
Alphabet, Inc., Class A * (a)	386	46,264
Alphabet, Inc., Class C *	327	39,514
Meta Platforms, Inc., Class A * (a)	167	48,014
		133,792
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	73

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 1.3%
Accenture plc, Class A	65	20,181
Cognizant Technology Solutions Corp., Class A	140	9,135
		29,316
Life Sciences Tools & Services — 1.5%
Danaher Corp.	48	11,392
Thermo Fisher Scientific, Inc.	45	23,644
		35,036
Machinery — 2.0%
Deere & Co.	44	17,691
Dover Corp.	39	5,778
Otis Worldwide Corp.	105	9,360
Parker-Hannifin Corp.	35	13,519
		46,348
Media — 1.3%
Charter Communications, Inc., Class A *	32	11,771
Comcast Corp., Class A	428	17,792
		29,563
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	90	3,614
Nucor Corp.	24	3,894
		7,508
Multi-Utilities — 1.4%
Ameren Corp.	64	5,232
CenterPoint Energy, Inc.	193	5,616
CMS Energy Corp.	46	2,716
Dominion Energy, Inc.	81	4,166
Public Service Enterprise Group, Inc.	229	14,349
		32,079
Oil, Gas & Consumable Fuels — 4.1%
Chevron Corp.	73	11,453
ConocoPhillips	181	18,819
Diamondback Energy, Inc.	93	12,212
EOG Resources, Inc.	136	15,551
Exxon Mobil Corp.	313	33,541
Marathon Oil Corp.	190	4,369
		95,945
Passenger Airlines — 0.3%
Delta Air Lines, Inc. *	42	2,013
Southwest Airlines Co.	115	4,159
		6,172
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.0% ^
Kenvue, Inc. *	23	611
Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	320	20,440
Eli Lilly & Co.	48	22,729
Johnson & Johnson	169	27,968
Merck & Co., Inc.	131	15,083
		86,220
Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	19	2,134
Leidos Holdings, Inc.	56	4,947
		7,081
Residential REITs — 0.7%
Equity LifeStyle Properties, Inc.	65	4,356
Sun Communities, Inc.	42	5,412
UDR, Inc.	128	5,511
		15,279
Semiconductors & Semiconductor Equipment — 8.2%
Advanced Micro Devices, Inc. *	182	20,771
Analog Devices, Inc.	111	21,563
Broadcom, Inc.	5	4,141
Lam Research Corp.	32	20,523
NVIDIA Corp. (a)	159	67,392
NXP Semiconductors NV (China)	103	21,096
Qorvo, Inc. *	45	4,571
Teradyne, Inc.	55	6,074
Texas Instruments, Inc.	145	26,155
		192,286
Software — 10.5%
Adobe, Inc. *	57	28,084
Cadence Design Systems, Inc. *	20	4,665
DocuSign, Inc. *	17	899
Intuit, Inc.	32	14,656
Microsoft Corp. (a)	512	174,217
Oracle Corp.	94	11,173
Salesforce, Inc. *	41	8,605
ServiceNow, Inc. *	6	3,577
		245,876
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — 0.6%
Equinix, Inc.	9	6,790
SBA Communications Corp.	36	8,386
		15,176
Specialty Retail — 3.0%
AutoNation, Inc. *	28	4,577
AutoZone, Inc. *	5	12,507
Best Buy Co., Inc.	94	7,724
Burlington Stores, Inc. *	19	3,053
Home Depot, Inc. (The)	9	2,614
Lowe's Cos., Inc.	112	25,280
O'Reilly Automotive, Inc. *	4	3,861
TJX Cos., Inc. (The)	97	8,249
Ulta Beauty, Inc. *	3	1,174
		69,039
Technology Hardware, Storage & Peripherals — 8.4%
Apple, Inc. (a)	967	187,602
Seagate Technology Holdings plc	122	7,556
		195,158
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	103	11,378
Tobacco — 0.4%
Altria Group, Inc.	80	3,620
Philip Morris International, Inc.	71	6,984
		10,604
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	44	6,087
Total Common Stocks (Cost $2,047,884)		2,412,392
	NO. OF CONTRACTS
Options Purchased — 0.3%
Put Options Purchased — 0.3%
S&P 500 Index
8/31/2023 at USD 3,960.00 , European Style
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Notional Amount: USD 2,436,138
Counterparty: Exchange-Traded * (Cost $33,264)	5,474	6,186
	SHARES (000)
Short-Term Investments — 0.9%
Investment Companies — 0.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c) (Cost $22,478)	22,478	22,478
Total Investments — 104.6% (Cost $2,103,626)		2,441,056
Liabilities in Excess of Other Assets — (4.6)%		(107,540)
NET ASSETS — 100.0%		2,333,516

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	75

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	107	09/15/2023	USD	24,003	759

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	5,474	USD 2,436,138	USD 4,390.00	8/31/2023	(78,032)
Written Put Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	5,474	USD 2,436,138	USD 3,340.00	8/31/2023	(1,492)
Total Written Options Contracts (Premiums Received $32,552)						(79,524)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.2%
Aerospace & Defense — 0.7%
TransDigm Group, Inc.	484	432,491
Automobiles — 2.4%
Tesla, Inc. *	5,597	1,465,111
Beverages — 1.3%
Monster Beverage Corp. *	13,360	767,379
Biotechnology — 4.4%
AbbVie, Inc.	3,292	443,457
Alnylam Pharmaceuticals, Inc. *	725	137,769
Exact Sciences Corp. *	6,662	625,588
Moderna, Inc. *	895	108,788
Regeneron Pharmaceuticals, Inc. *	1,454	1,044,435
Sarepta Therapeutics, Inc. *	1,459	167,077
Seagen, Inc. *	753	144,917
		2,672,031
Broadline Retail — 6.5%
Amazon.com, Inc. *	23,143	3,016,956
Etsy, Inc. *	452	38,253
MercadoLibre, Inc. (Brazil) *	733	868,385
		3,923,594
Building Products — 0.7%
Trane Technologies plc	2,353	449,945
Capital Markets — 1.6%
Blackstone, Inc.	4,390	408,186
Charles Schwab Corp. (The)	1,566	88,748
Morgan Stanley	4,353	371,719
MSCI, Inc.	216	101,338
		969,991
Chemicals — 0.3%
Sherwin-Williams Co. (The)	770	204,519
Consumer Staples Distribution & Retail — 0.3%
Target Corp.	1,148	151,406
Electrical Equipment — 0.6%
Rockwell Automation, Inc.	1,112	366,344
Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp., Class A	6,440	547,064
Entertainment — 2.8%
Netflix, Inc. *	3,778	1,664,299
Financial Services — 2.0%
Block, Inc. *	2,800	186,426
INVESTMENTS	SHARES (000)	VALUE ($000)

Financial Services — continued
Mastercard, Inc., Class A	2,391	940,474
PayPal Holdings, Inc. *	1,342	89,538
		1,216,438
Ground Transportation — 1.7%
Uber Technologies, Inc. *	23,782	1,026,687
Health Care Equipment & Supplies — 2.9%
Align Technology, Inc. *	1,787	632,047
Dexcom, Inc. *	2,913	374,318
Intuitive Surgical, Inc. *	2,105	719,688
		1,726,053
Health Care Providers & Services — 2.5%
HCA Healthcare, Inc.	2,437	739,675
McKesson Corp.	1,775	758,539
		1,498,214
Hotels, Restaurants & Leisure — 3.4%
Airbnb, Inc., Class A *	1,913	245,207
Chipotle Mexican Grill, Inc. *	311	664,143
Marriott International, Inc., Class A	3,813	700,350
Starbucks Corp.	4,440	439,852
		2,049,552
Interactive Media & Services — 9.0%
Alphabet, Inc., Class C *	24,308	2,940,506
Meta Platforms, Inc., Class A *	8,673	2,489,152
		5,429,658
IT Services — 2.0%
Cognizant Technology Solutions Corp., Class A	3,631	237,008
MongoDB, Inc. *	705	289,699
Shopify, Inc., Class A (Canada) *	10,687	690,387
		1,217,094
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.	213	111,331
Machinery — 0.9%
Deere & Co.	1,365	552,896
Media — 0.8%
Trade Desk, Inc. (The), Class A *	6,371	491,972
Metals & Mining — 0.7%
Freeport-McMoRan, Inc.	10,987	439,476
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	77

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — 1.1%
Cheniere Energy, Inc.	1,948	296,750
ConocoPhillips	3,566	369,539
		666,289
Personal Care Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	716	140,511
Pharmaceuticals — 1.9%
Eli Lilly & Co.	2,484	1,164,710
Professional Services — 0.3%
Equifax, Inc.	726	170,927
Semiconductors & Semiconductor Equipment — 10.5%
Advanced Micro Devices, Inc. *	4,677	532,753
ASML Holding NV (Registered), NYRS (Netherlands)	645	467,036
Broadcom, Inc.	1,130	980,421
First Solar, Inc. *	4,098	778,894
Lam Research Corp.	604	388,382
NVIDIA Corp.	7,610	3,219,318
		6,366,804
Software — 19.5%
Adobe, Inc. *	1,558	761,651
HubSpot, Inc. *	800	425,731
Intuit, Inc.	1,363	624,694
Microsoft Corp.	20,159	6,865,000
Oracle Corp.	9,979	1,188,425
Salesforce, Inc. *	4,870	1,028,802
Synopsys, Inc. *	1,430	622,458
Workday, Inc., Class A *	1,435	324,216
		11,840,977
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.9%
AutoZone, Inc. *	276	687,993
Lowe's Cos., Inc.	4,858	1,096,535
		1,784,528
Technology Hardware, Storage & Peripherals — 10.8%
Apple, Inc.	33,571	6,511,754
Textiles, Apparel & Luxury Goods — 0.4%
Tapestry, Inc.	5,801	248,300
Total Common Stocks (Cost $40,687,704)		58,268,345
Short-Term Investments — 3.2%
Investment Companies — 3.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $1,980,493)	1,980,140	1,980,536
Total Investments — 99.4% (Cost $42,668,197)		60,248,881
Other Assets Less Liabilities — 0.6%		337,664
NET ASSETS — 100.0%		60,586,545

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%
Aerospace & Defense — 3.3%
Boeing Co. (The) *	159	33,625
Raytheon Technologies Corp.	833	81,596
		115,221
Banks — 13.6%
Bank of America Corp.	5,023	144,103
Citigroup, Inc.	998	45,954
Citizens Financial Group, Inc.	799	20,830
First Horizon Corp.	677	7,634
KeyCorp	2,252	20,809
PNC Financial Services Group, Inc. (The)	572	72,012
Truist Financial Corp.	675	20,469
US Bancorp	965	31,892
Wells Fargo & Co.	2,522	107,651
		471,354
Beverages — 0.5%
Keurig Dr Pepper, Inc.	527	16,490
Biotechnology — 5.1%
AbbVie, Inc.	453	60,966
Biogen, Inc. *	121	34,483
BioMarin Pharmaceutical, Inc. *	285	24,684
Regeneron Pharmaceuticals, Inc. *	70	50,016
Sarepta Therapeutics, Inc. *	59	6,814
		176,963
Building Products — 2.1%
Carrier Global Corp.	468	23,279
Masco Corp.	866	49,668
		72,947
Capital Markets — 0.5%
Blackstone, Inc.	183	17,032
Chemicals — 3.5%
Chemours Co. (The) (a)	1,698	62,645
FMC Corp.	222	23,216
PPG Industries, Inc.	241	35,693
		121,554
Consumer Staples Distribution & Retail — 2.7%
BJ's Wholesale Club Holdings, Inc. *	362	22,820
Performance Food Group Co. *	706	42,529
US Foods Holding Corp. *	636	27,957
		93,306
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 2.2%
NextEra Energy, Inc.	1,039	77,114
Electrical Equipment — 0.7%
Emerson Electric Co.	278	25,128
Entertainment — 0.3%
Endeavor Group Holdings, Inc., Class A *	374	8,934
Financial Services — 6.0%
Berkshire Hathaway, Inc., Class B *	259	88,143
Fidelity National Information Services, Inc.	767	41,955
Fiserv, Inc. *	540	68,096
WEX, Inc. *	57	10,460
		208,654
Food Products — 1.1%
Mondelez International, Inc., Class A	532	38,797
Gas Utilities — 0.5%
National Fuel Gas Co.	300	15,423
Ground Transportation — 0.6%
Knight-Swift Transportation Holdings, Inc.	209	11,617
Uber Technologies, Inc. *	230	9,920
		21,537
Health Care Equipment & Supplies — 1.3%
Baxter International, Inc.	788	35,888
Medtronic plc	106	9,365
		45,253
Health Care Providers & Services — 6.1%
AmerisourceBergen Corp.	404	77,790
Centene Corp. *	1,361	91,790
CVS Health Corp.	251	17,359
UnitedHealth Group, Inc.	51	24,546
		211,485
Health Care REITs — 1.5%
Ventas, Inc.	1,102	52,099
Hotels, Restaurants & Leisure — 2.0%
Carnival Corp. * (a)	1,291	24,295
Domino's Pizza, Inc.	100	33,739
Wynn Resorts Ltd.	120	12,695
		70,729
Household Durables — 0.6%
Toll Brothers, Inc.	269	21,262
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	79

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Industrial Conglomerates — 2.0%
Honeywell International, Inc.	331	68,644
Insurance — 3.5%
MetLife, Inc.	185	10,436
Progressive Corp. (The)	410	54,233
Travelers Cos., Inc. (The)	274	47,641
Willis Towers Watson plc	44	10,480
		122,790
Interactive Media & Services — 1.2%
Meta Platforms, Inc., Class A *	143	41,106
Machinery — 1.7%
AGCO Corp.	137	18,034
Parker-Hannifin Corp.	102	39,825
		57,859
Media — 3.8%
Charter Communications, Inc., Class A *	235	86,229
Comcast Corp., Class A	1,114	46,274
		132,503
Metals & Mining — 0.6%
Alcoa Corp.	615	20,874
Multi-Utilities — 4.2%
Ameren Corp.	159	12,963
CenterPoint Energy, Inc.	242	7,068
Dominion Energy, Inc.	1,395	72,277
Public Service Enterprise Group, Inc.	860	53,820
		146,128
Oil, Gas & Consumable Fuels — 7.8%
Cheniere Energy, Inc.	109	16,657
Chevron Corp.	512	80,472
Diamondback Energy, Inc.	191	25,089
EOG Resources, Inc.	195	22,256
EQT Corp.	608	25,021
Exxon Mobil Corp.	599	64,268
Pioneer Natural Resources Co.	178	36,962
		270,725
Passenger Airlines — 1.5%
Delta Air Lines, Inc. *	502	23,853
Southwest Airlines Co.	738	26,726
		50,579
Personal Care Products — 0.2%
Kenvue, Inc. * (a)	220	5,822
INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	1,790	114,468
Johnson & Johnson	182	30,092
		144,560
Residential REITs — 1.6%
Mid-America Apartment Communities, Inc.	240	36,536
Sun Communities, Inc.	154	20,045
		56,581
Semiconductors & Semiconductor Equipment — 3.1%
Intel Corp.	660	22,074
NXP Semiconductors NV (China)	106	21,735
ON Semiconductor Corp. *	151	14,272
Qorvo, Inc. *	295	30,128
Skyworks Solutions, Inc.	157	17,356
		105,565
Software — 1.7%
Oracle Corp.	167	19,828
Salesforce, Inc. *	182	38,437
		58,265
Specialized REITs — 1.6%
Digital Realty Trust, Inc.	480	54,692
Specialty Retail — 1.3%
Best Buy Co., Inc.	218	17,898
Lowe's Cos., Inc.	125	28,193
		46,091
Technology Hardware, Storage & Peripherals — 0.4%
Seagate Technology Holdings plc	214	13,259
Textiles, Apparel & Luxury Goods — 0.4%
Kontoor Brands, Inc.	362	15,253
Tobacco — 1.9%
Philip Morris International, Inc.	690	67,298
Trading Companies & Distributors — 1.3%
WESCO International, Inc.	249	44,481
Total Common Stocks (Cost $3,075,045)		3,404,357
Short-Term Investments — 2.9%
Investment Companies — 2.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $89,626)	89,608	89,626
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	8,996	8,997
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	1,834	1,834
Total Investment of Cash Collateral from Securities Loaned (Cost $10,831)		10,831
Total Short-Term Investments (Cost $100,457)		100,457
Total Investments — 101.1% (Cost $3,175,502)		3,504,814
Liabilities in Excess of Other Assets — (1.1)%		(37,261)
NET ASSETS — 100.0%		3,467,553

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $11,139.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	81

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%
Aerospace & Defense — 1.6%
Northrop Grumman Corp.	4	1,963
Raytheon Technologies Corp.	10	924
		2,887
Air Freight & Logistics — 0.8%
FedEx Corp.	6	1,421
Automobile Components — 0.6%
Lear Corp.	7	977
Banks — 7.3%
Bank of America Corp.	110	3,157
Citigroup, Inc.	44	2,017
Citizens Financial Group, Inc.	32	850
M&T Bank Corp.	12	1,491
PNC Financial Services Group, Inc. (The)	15	1,861
Wells Fargo & Co.	85	3,637
		13,013
Beverages — 1.3%
Coca-Cola Co. (The)	39	2,343
Biotechnology — 3.1%
AbbVie, Inc.	15	2,035
Regeneron Pharmaceuticals, Inc. *	2	1,201
Vertex Pharmaceuticals, Inc. *	6	2,196
		5,432
Building Products — 2.0%
Johnson Controls International plc	24	1,652
Trane Technologies plc	10	1,943
		3,595
Capital Markets — 4.9%
BlackRock, Inc.	5	3,316
CME Group, Inc.	5	908
Morgan Stanley	37	3,152
T. Rowe Price Group, Inc.	11	1,301
		8,677
Chemicals — 3.3%
Axalta Coating Systems Ltd. *	69	2,260
DuPont de Nemours, Inc.	24	1,690
Linde plc	5	1,944
		5,894
Communications Equipment — 0.5%
Cisco Systems, Inc.	18	912
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 0.7%
Ally Financial, Inc.	22	605
Capital One Financial Corp.	6	618
		1,223
Consumer Staples Distribution & Retail — 1.1%
Sysco Corp.	14	1,048
Target Corp.	7	947
		1,995
Containers & Packaging — 0.7%
Berry Global Group, Inc.	18	1,149
Diversified Telecommunication Services — 1.5%
Verizon Communications, Inc.	74	2,744
Electric Utilities — 3.8%
Constellation Energy Corp.	12	1,130
NextEra Energy, Inc.	59	4,402
Xcel Energy, Inc.	21	1,285
		6,817
Electrical Equipment — 2.3%
Eaton Corp. plc	20	4,111
Entertainment — 0.4%
Netflix, Inc. *	2	701
Financial Services — 3.4%
Berkshire Hathaway, Inc., Class B *	10	3,483
Fiserv, Inc. *	6	780
FleetCor Technologies, Inc. *	3	697
Mastercard, Inc., Class A	3	1,125
		6,085
Food Products — 1.9%
Mondelez International, Inc., Class A	37	2,698
Tyson Foods, Inc., Class A	13	646
		3,344
Ground Transportation — 2.9%
CSX Corp.	44	1,495
Norfolk Southern Corp.	13	3,068
Uber Technologies, Inc. *	12	520
		5,083
Health Care Equipment & Supplies — 2.2%
Becton Dickinson & Co.	4	1,121
Medtronic plc	31	2,737
		3,858
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 4.2%
Centene Corp. *	20	1,324
Cigna Group (The)	10	2,827
Elevance Health, Inc.	4	1,970
UnitedHealth Group, Inc.	3	1,348
		7,469
Health Care REITs — 0.6%
Ventas, Inc.	22	1,038
Hotel & Resort REITs — 0.5%
Host Hotels & Resorts, Inc.	51	853
Hotels, Restaurants & Leisure — 0.8%
Expedia Group, Inc. *	7	722
Travel + Leisure Co.	16	658
		1,380
Household Durables — 0.4%
Whirlpool Corp.	5	768
Household Products — 1.7%
Procter & Gamble Co. (The)	14	2,162
Spectrum Brands Holdings, Inc.	10	779
		2,941
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	11	2,378
Industrial REITs — 2.1%
Prologis, Inc.	30	3,720
Insurance — 2.9%
Loews Corp.	40	2,389
Travelers Cos., Inc. (The)	16	2,792
		5,181
Interactive Media & Services — 0.8%
Meta Platforms, Inc., Class A *	5	1,421
IT Services — 1.2%
Amdocs Ltd.	11	1,084
Cognizant Technology Solutions Corp., Class A	16	1,039
		2,123
Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	10	1,166
Danaher Corp.	4	1,035
		2,201
Machinery — 3.2%
Deere & Co.	3	1,163
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Dover Corp.	14	2,079
Parker-Hannifin Corp.	6	2,456
		5,698
Media — 2.1%
Charter Communications, Inc., Class A *	2	815
Comcast Corp., Class A	71	2,953
		3,768
Multi-Utilities — 2.0%
Ameren Corp.	13	1,022
CMS Energy Corp.	18	1,037
Public Service Enterprise Group, Inc.	23	1,467
		3,526
Oil, Gas & Consumable Fuels — 8.4%
Cheniere Energy, Inc.	11	1,737
ConocoPhillips	39	4,021
EOG Resources, Inc.	20	2,303
Exxon Mobil Corp.	42	4,457
Phillips 66	11	1,055
Pioneer Natural Resources Co.	7	1,372
		14,945
Pharmaceuticals — 5.8%
Bristol-Myers Squibb Co.	58	3,727
Eli Lilly & Co.	3	1,117
Jazz Pharmaceuticals plc *	8	976
Johnson & Johnson	12	1,980
Merck & Co., Inc.	16	1,831
Pfizer, Inc.	19	705
		10,336
Professional Services — 0.7%
Booz Allen Hamilton Holding Corp.	8	855
SS&C Technologies Holdings, Inc.	7	421
		1,276
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A *	15	1,255
Semiconductors & Semiconductor Equipment — 3.8%
Advanced Micro Devices, Inc. *	13	1,462
Analog Devices, Inc.	10	1,954
NXP Semiconductors NV (China)	5	985
Texas Instruments, Inc.	13	2,417
		6,818
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	83

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — 1.3%
Microsoft Corp.	7	2,273
Specialized REITs — 0.5%
Digital Realty Trust, Inc.	8	924
Specialty Retail — 2.9%
AutoZone, Inc. *	1	1,516
Lowe's Cos., Inc.	6	1,245
O'Reilly Automotive, Inc. *	2	2,328
		5,089
Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	10	1,146
Tobacco — 1.4%
Philip Morris International, Inc.	25	2,410
Total Common Stocks (Cost $149,122)		173,198
Short-Term Investments — 1.7%
Investment Companies — 1.7%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $2,951)	2,950	2,951
Total Investments — 99.2% (Cost $152,073)		176,149
Other Assets Less Liabilities — 0.8%		1,430
NET ASSETS — 100.0%		177,579

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	18	09/15/2023	USD	4,038	76

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.0%
Aerospace & Defense — 2.0%
Northrop Grumman Corp. (a)	1,006	458,755
Automobiles — 1.1%
Tesla, Inc. *	1,007	263,501
Banks — 2.9%
Truist Financial Corp.	2,733	82,939
US Bancorp	2,680	88,542
Wells Fargo & Co.	11,852	505,864
		677,345
Beverages — 2.1%
Coca-Cola Co. (The)	8,164	491,628
Biotechnology — 7.1%
AbbVie, Inc.	5,139	692,349
Biogen, Inc. *	792	225,673
Regeneron Pharmaceuticals, Inc. *	619	444,429
Vertex Pharmaceuticals, Inc. *	818	287,918
		1,650,369
Broadline Retail — 3.7%
Amazon.com, Inc. *	6,602	860,631
Building Products — 1.1%
Trane Technologies plc	1,326	253,714
Capital Markets — 5.4%
Ameriprise Financial, Inc.	943	313,169
Morgan Stanley	5,801	495,372
S&P Global, Inc. (a)	1,118	448,382
		1,256,923
Chemicals — 2.4%
Eastman Chemical Co.	2,077	173,861
PPG Industries, Inc.	2,510	372,210
		546,071
Construction Materials — 0.7%
Vulcan Materials Co.	687	154,808
Consumer Finance — 1.7%
American Express Co.	2,241	390,432
Consumer Staples Distribution & Retail — 0.9%
Dollar General Corp.	1,216	206,454
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	5,021	186,726
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 4.3%
NextEra Energy, Inc.	8,776	651,197
PG&E Corp. *	19,879	343,505
		994,702
Electrical Equipment — 2.5%
Eaton Corp. plc	2,856	574,449
Energy Equipment & Services — 2.2%
Baker Hughes Co.	16,090	508,597
Financial Services — 2.6%
Mastercard, Inc., Class A	1,543	606,688
Ground Transportation — 2.9%
Norfolk Southern Corp.	1,566	355,215
Uber Technologies, Inc. *	7,451	321,657
		676,872
Health Care Providers & Services — 3.2%
UnitedHealth Group, Inc.	1,536	738,491
Hotels, Restaurants & Leisure — 2.3%
McDonald's Corp.	1,776	529,875
Industrial REITs — 1.9%
Prologis, Inc.	3,623	444,287
Insurance — 1.4%
Progressive Corp. (The)	2,435	322,298
Interactive Media & Services — 5.3%
Alphabet, Inc., Class A *	5,780	691,850
Meta Platforms, Inc., Class A *	1,856	532,726
		1,224,576
IT Services — 1.2%
Accenture plc, Class A	879	271,134
Life Sciences Tools & Services — 0.8%
Danaher Corp.	805	193,296
Machinery — 2.3%
Deere & Co.	1,342	543,579
Oil, Gas & Consumable Fuels — 3.0%
ConocoPhillips	3,045	315,537
Pioneer Natural Resources Co.	1,848	382,864
		698,401
Pharmaceuticals — 2.3%
Bristol-Myers Squibb Co.	8,223	525,876
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	85

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — 8.1%
Advanced Micro Devices, Inc. *	1,460	166,364
ASML Holding NV (Registered), NYRS (Netherlands)	109	78,931
NVIDIA Corp.	2,069	875,126
NXP Semiconductors NV (China) (a)	3,686	754,456
		1,874,877
Software — 12.2%
Intuit, Inc.	494	226,357
Microsoft Corp.	6,525	2,222,109
Oracle Corp.	3,276	390,162
		2,838,628
Specialty Retail — 3.3%
Lowe's Cos., Inc.	2,547	574,852
TJX Cos., Inc. (The)	2,208	187,221
		762,073
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	7,215	1,399,578
Seagate Technology Holdings plc	885	54,733
		1,454,311
Total Common Stocks (Cost $15,255,918)		23,180,367
Short-Term Investments — 1.2%
Investment Companies — 1.0%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $223,991)	223,951	223,996
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	37,988	37,991
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	5,881	5,881
Total Investment of Cash Collateral from Securities Loaned (Cost $43,872)		43,872
Total Short-Term Investments (Cost $267,863)		267,868
Total Investments — 101.2% (Cost $15,523,781)		23,448,235
Liabilities in Excess of Other Assets — (1.2)%		(275,170)
NET ASSETS — 100.0%		23,173,065

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $43,674.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%
Aerospace & Defense — 0.4%
Howmet Aerospace, Inc.	96	4,739
Automobiles — 2.5%
Tesla, Inc. *	109	28,406
Beverages — 1.6%
Coca-Cola Co. (The)	164	9,884
Monster Beverage Corp. *	87	4,988
PepsiCo, Inc.	21	3,880
		18,752
Biotechnology — 2.9%
AbbVie, Inc.	104	14,039
Neurocrine Biosciences, Inc. *	22	2,074
Regeneron Pharmaceuticals, Inc. *	7	5,394
Sarepta Therapeutics, Inc. *	14	1,577
Vertex Pharmaceuticals, Inc. *	31	10,796
		33,880
Broadline Retail — 5.2%
Amazon.com, Inc. *	461	60,053
Building Products — 1.0%
Carrier Global Corp.	96	4,771
Trane Technologies plc	35	6,714
		11,485
Capital Markets — 1.6%
Ameriprise Financial, Inc.	14	4,778
Charles Schwab Corp. (The)	110	6,258
S&P Global, Inc.	18	7,009
		18,045
Chemicals — 0.5%
Linde plc	15	5,909
Commercial Services & Supplies — 1.0%
Waste Management, Inc.	64	11,067
Construction & Engineering — 0.4%
Quanta Services, Inc.	22	4,301
Consumer Staples Distribution & Retail — 1.3%
Costco Wholesale Corp.	19	10,484
US Foods Holding Corp. *	100	4,386
		14,870
Electric Utilities — 0.4%
NextEra Energy, Inc.	55	4,087
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 0.4%
Keysight Technologies, Inc. *	31	5,126
Entertainment — 1.7%
Netflix, Inc. *	33	14,674
Take-Two Interactive Software, Inc. *	32	4,703
		19,377
Financial Services — 3.7%
Mastercard, Inc., Class A	99	39,079
Visa, Inc., Class A	14	3,230
		42,309
Food Products — 0.3%
Hershey Co. (The)	14	3,536
Ground Transportation — 1.3%
CSX Corp.	194	6,623
Uber Technologies, Inc. *	200	8,637
		15,260
Health Care Equipment & Supplies — 0.7%
Boston Scientific Corp. *	154	8,356
Health Care Providers & Services — 3.5%
Elevance Health, Inc.	22	9,697
Humana, Inc.	20	8,926
McKesson Corp.	15	6,471
UnitedHealth Group, Inc.	31	14,846
		39,940
Hotels, Restaurants & Leisure — 3.7%
Booking Holdings, Inc. *	3	7,817
Chipotle Mexican Grill, Inc. *	5	10,845
Expedia Group, Inc. *	54	5,850
Hilton Worldwide Holdings, Inc.	32	4,651
McDonald's Corp.	27	8,115
Yum! Brands, Inc.	39	5,412
		42,690
Industrial Conglomerates — 0.6%
Honeywell International, Inc.	32	6,663
Industrial REITs — 0.7%
Prologis, Inc.	65	7,966
Insurance — 1.3%
Arch Capital Group Ltd. *	71	5,288
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	87

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Progressive Corp. (The)	47	6,178
Travelers Cos., Inc. (The)	21	3,738
		15,204
Interactive Media & Services — 8.8%
Alphabet, Inc., Class A *	221	26,419
Alphabet, Inc., Class C *	215	26,034
Meta Platforms, Inc., Class A *	170	48,873
		101,326
IT Services — 0.4%
Amdocs Ltd.	43	4,227
Life Sciences Tools & Services — 2.6%
Agilent Technologies, Inc.	41	4,982
IQVIA Holdings, Inc. *	49	10,911
Thermo Fisher Scientific, Inc.	27	13,928
		29,821
Machinery — 0.9%
Deere & Co.	6	2,530
Ingersoll Rand, Inc.	76	4,933
Parker-Hannifin Corp.	8	3,062
		10,525
Media — 0.6%
Charter Communications, Inc., Class A *	18	6,774
Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	164	6,548
Oil, Gas & Consumable Fuels — 0.7%
Cheniere Energy, Inc.	33	5,022
Diamondback Energy, Inc.	25	3,317
		8,339
Pharmaceuticals — 1.4%
Eli Lilly & Co.	33	15,653
Professional Services — 0.7%
Booz Allen Hamilton Holding Corp.	68	7,573
Semiconductors & Semiconductor Equipment — 9.1%
Advanced Micro Devices, Inc. *	86	9,752
ASML Holding NV (Registered), NYRS (Netherlands)	10	7,326
Lam Research Corp.	10	6,426
NVIDIA Corp.	120	50,831
NXP Semiconductors NV (China)	47	9,546
QUALCOMM, Inc.	32	3,823
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	61	6,203
Teradyne, Inc.	57	6,288
Texas Instruments, Inc.	24	4,350
		104,545
Software — 19.2%
Adobe, Inc. *	18	8,758
Autodesk, Inc. *	15	3,135
Cadence Design Systems, Inc. *	60	14,053
Dropbox, Inc., Class A *	141	3,774
HubSpot, Inc. *	10	5,502
Intuit, Inc.	33	15,053
Microsoft Corp.	384	130,763
Oracle Corp.	89	10,587
Palo Alto Networks, Inc. *	55	13,972
ServiceNow, Inc. *	14	7,647
Workday, Inc., Class A *	29	6,544
		219,788
Specialized REITs — 0.8%
Equinix, Inc.	8	6,693
VICI Properties, Inc.	80	2,504
		9,197
Specialty Retail — 3.2%
Best Buy Co., Inc.	74	6,036
Burlington Stores, Inc. *	19	3,065
Lowe's Cos., Inc.	69	15,569
O'Reilly Automotive, Inc. *	8	7,238
Tractor Supply Co.	20	4,511
		36,419
Technology Hardware, Storage & Peripherals — 11.7%
Apple, Inc.	630	122,217
Pure Storage, Inc., Class A *	131	4,841
Seagate Technology Holdings plc	110	6,773
		133,831
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	52	5,708
Tobacco — 0.5%
Philip Morris International, Inc.	59	5,784
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — 0.4%
United Rentals, Inc.	9	4,097
Total Common Stocks (Cost $635,067)		1,132,176
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $12,864)	12,862	12,865
Total Investments — 99.9% (Cost $647,931)		1,145,041
Other Assets Less Liabilities — 0.1%		1,033
NET ASSETS — 100.0%		1,146,074

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	50	09/15/2023	USD	11,216	361

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	89

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 123.1%
Common Stocks — 120.9%
Aerospace & Defense — 3.0%
Howmet Aerospace, Inc.	381	18,872
Northrop Grumman Corp. (a)	21	9,526
Raytheon Technologies Corp.	142	13,917
TransDigm Group, Inc.	1	781
		43,096
Air Freight & Logistics — 0.6%
United Parcel Service, Inc., Class B	50	8,985
Banks — 2.6%
Bank of America Corp.	98	2,812
Fifth Third Bancorp	272	7,114
Wells Fargo & Co. (a)	623	26,595
		36,521
Beverages — 3.5%
Coca-Cola Co. (The) (a)	202	12,163
Constellation Brands, Inc., Class A	32	7,776
Monster Beverage Corp. *	313	18,012
PepsiCo, Inc. (a)	65	12,108
		50,059
Biotechnology — 5.0%
AbbVie, Inc. (a)	160	21,608
Biogen, Inc. *	42	11,868
BioMarin Pharmaceutical, Inc. *	79	6,880
Regeneron Pharmaceuticals, Inc. *	17	12,119
Sarepta Therapeutics, Inc. *	53	6,097
Vertex Pharmaceuticals, Inc. *	37	12,902
		71,474
Broadline Retail — 5.0%
Amazon.com, Inc. * (a)	545	71,015
Building Products — 1.2%
Trane Technologies plc	91	17,345
Capital Markets — 4.4%
Charles Schwab Corp. (The)	202	11,427
CME Group, Inc.	81	15,059
Goldman Sachs Group, Inc. (The)	22	6,967
Morgan Stanley (a)	62	5,319
Raymond James Financial, Inc.	91	9,426
S&P Global, Inc.	36	14,523
		62,721
Chemicals — 1.9%
Air Products and Chemicals, Inc.	31	9,246
Linde plc	46	17,652
		26,898
Commercial Services & Supplies — 0.4%
Waste Connections, Inc.	37	5,274
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.2%
Arista Networks, Inc. *	5	755
Juniper Networks, Inc.	55	1,733
		2,488
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	12	5,772
Consumer Finance — 0.3%
American Express Co.	23	4,010
Consumer Staples Distribution & Retail — 1.0%
Costco Wholesale Corp.	26	14,192
Diversified REITs — 0.1%
WP Carey, Inc.	18	1,250
Electric Utilities — 1.4%
NextEra Energy, Inc. (a)	103	7,631
PG&E Corp. *	666	11,514
Southern Co. (The)	20	1,373
		20,518
Electrical Equipment — 1.4%
Eaton Corp. plc	98	19,723
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	116	4,081
Keysight Technologies, Inc. *	37	6,186
		10,267
Energy Equipment & Services — 0.5%
Baker Hughes Co. (a)	171	5,425
Schlumberger NV	30	1,459
		6,884
Entertainment — 1.6%
Endeavor Group Holdings, Inc., Class A *	583	13,961
Netflix, Inc. *	21	9,190
		23,151
Financial Services — 5.3%
Berkshire Hathaway, Inc., Class B *	24	8,078
Block, Inc. *	21	1,405
Fiserv, Inc. *	47	5,954
FleetCor Technologies, Inc. *	28	7,013
Jack Henry & Associates, Inc.	10	1,750
Mastercard, Inc., Class A (a)	114	44,704
WEX, Inc. *	36	6,525
		75,429
Food Products — 0.7%
Hershey Co. (The)	20	5,033
Mondelez International, Inc., Class A (a)	71	5,205
		10,238
Ground Transportation — 2.3%
CSX Corp.	93	3,158
Norfolk Southern Corp. (a)	38	8,703
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Ground Transportation — continued
Old Dominion Freight Line, Inc.	8	2,932
Uber Technologies, Inc. *	259	11,185
Union Pacific Corp. (a)	31	6,268
		32,246
Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	27	2,938
Baxter International, Inc.	48	2,169
Boston Scientific Corp. * (a)	375	20,295
Intuitive Surgical, Inc. *	40	13,748
Stryker Corp.	31	9,371
Zimmer Biomet Holdings, Inc.	43	6,285
		54,806
Health Care Providers & Services — 3.6%
HCA Healthcare, Inc.	8	2,365
McKesson Corp.	17	7,321
UnitedHealth Group, Inc. (a)	86	41,410
		51,096
Hotels, Restaurants & Leisure — 4.8%
Booking Holdings, Inc. *	5	14,212
Chipotle Mexican Grill, Inc. *	7	15,431
Hilton Worldwide Holdings, Inc.	56	8,084
McDonald's Corp. (a)	42	12,521
Yum! Brands, Inc. (a)	137	19,010
		69,258
Household Products — 0.8%
Church & Dwight Co., Inc.	71	7,098
Procter & Gamble Co. (The) (a)	24	3,712
		10,810
Industrial Conglomerates — 1.4%
Honeywell International, Inc. (a)	95	19,780
Industrial REITs — 1.1%
Prologis, Inc.	134	16,399
Insurance — 2.4%
Arthur J Gallagher & Co.	35	7,601
Chubb Ltd.	7	1,348
Globe Life, Inc.	97	10,617
Progressive Corp. (The) (a)	105	13,973
Travelers Cos., Inc. (The)	7	1,279
		34,818
Interactive Media & Services — 7.0%
Alphabet, Inc., Class C *	67	8,070
Alphabet, Inc., Class A * (a)	391	46,834
Meta Platforms, Inc., Class A * (a)	158	45,497
		100,401
IT Services — 0.1%
Cognizant Technology Solutions Corp., Class A	19	1,261
INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — 1.6%
Danaher Corp.	47	11,144
Thermo Fisher Scientific, Inc. (a)	22	11,675
		22,819
Machinery — 3.1%
Deere & Co. (a)	51	20,622
Dover Corp.	82	12,161
Ingersoll Rand, Inc.	167	10,892
		43,675
Media — 1.0%
Charter Communications, Inc., Class A * (a)	22	8,159
Comcast Corp., Class A (a)	123	5,121
Liberty Media Corp.-Liberty SiriusXM, Class A *	48	1,555
		14,835
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	101	4,041
Multi-Utilities — 1.8%
CenterPoint Energy, Inc.	96	2,790
CMS Energy Corp.	52	3,051
Dominion Energy, Inc.	178	9,237
Public Service Enterprise Group, Inc.	171	10,681
		25,759
Oil, Gas & Consumable Fuels — 4.8%
Cheniere Energy, Inc.	8	1,253
ConocoPhillips	181	18,758
Diamondback Energy, Inc.	58	7,608
EOG Resources, Inc.	26	2,956
Exxon Mobil Corp. (a)	327	35,032
Marathon Oil Corp.	93	2,153
Targa Resources Corp.	9	662
		68,422
Personal Care Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	28	5,568
Kenvue, Inc. *	129	3,404
		8,972
Pharmaceuticals — 2.3%
Bristol-Myers Squibb Co. (a)	267	17,079
Eli Lilly & Co. (a)	29	13,626
Johnson & Johnson	17	2,716
		33,421
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	62	6,868
Residential REITs — 0.9%
Equity LifeStyle Properties, Inc.	133	8,906
UDR, Inc.	76	3,248
		12,154
Semiconductors & Semiconductor Equipment — 12.8%
Advanced Micro Devices, Inc. *	167	18,953
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	91

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Analog Devices, Inc. (a)	66	12,826
Marvell Technology, Inc.	24	1,453
Micron Technology, Inc.	37	2,295
Monolithic Power Systems, Inc.	3	1,675
NVIDIA Corp. (a)	130	55,015
NXP Semiconductors NV (China)	222	45,485
ON Semiconductor Corp. *	8	766
Qorvo, Inc. *	12	1,236
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	274	27,678
Teradyne, Inc.	117	13,057
Texas Instruments, Inc.	12	2,104
		182,543
Software — 11.5%
Adobe, Inc. *	24	11,898
Intuit, Inc.	37	16,711
Microsoft Corp. (a)	327	111,496
Roper Technologies, Inc.	9	4,462
Salesforce, Inc. *	69	14,498
ServiceNow, Inc. *	9	4,897
		163,962
Specialized REITs — 0.8%
Digital Realty Trust, Inc.	73	8,241
SBA Communications Corp.	12	2,851
		11,092
Specialty Retail — 3.0%
AutoNation, Inc. *	14	2,293
Best Buy Co., Inc.	36	2,942
Burlington Stores, Inc. *	28	4,382
Lowe's Cos., Inc. (a)	75	17,009
O'Reilly Automotive, Inc. * (a)	13	12,372
TJX Cos., Inc. (The)	51	4,304
		43,302
Technology Hardware, Storage & Peripherals — 6.8%
Apple, Inc. (a)	426	82,624
Dell Technologies, Inc., Class C	50	2,717
Seagate Technology Holdings plc	195	12,042
		97,383
Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	31	3,391
Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc. *	45	6,221
Total Common Stocks (Cost $940,177)		1,727,045
INVESTMENTS	SHARES (000)	VALUE ($000)

Short-Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c)(Cost $30,659)	30,653	30,659
Total Long Positions (Cost $970,836)		1,757,704
Short Positions — (22.8)%
Common Stocks — (22.8)%
Aerospace & Defense — (1.0)%
Boeing Co. (The) *	(16)	(3,290)
General Dynamics Corp.	(28)	(6,066)
Huntington Ingalls Industries, Inc.	(19)	(4,402)
(13,758)
Air Freight & Logistics — (0.4)%
CH Robinson Worldwide, Inc.	(38)	(3,551)
Expeditors International of Washington, Inc.	(13)	(1,565)
(5,116)
Automobiles — (0.6)%
General Motors Co.	(216)	(8,336)
Banks — (0.3)%
Huntington Bancshares, Inc.	(176)	(1,900)
PNC Financial Services Group, Inc. (The)	(17)	(2,055)
Regions Financial Corp.	(55)	(986)
(4,941)
Biotechnology — (0.5)%
Amgen, Inc.	(17)	(3,774)
Gilead Sciences, Inc.	(15)	(1,120)
Moderna, Inc. *	(21)	(2,574)
(7,468)
Broadline Retail — (0.3)%
eBay, Inc.	(105)	(4,673)
Building Products — (0.8)%
Allegion plc	(19)	(2,237)
Carrier Global Corp.	(34)	(1,710)
Johnson Controls International plc	(45)	(3,040)
Lennox International, Inc.	(12)	(3,953)
(10,940)
Capital Markets — (1.2)%
BlackRock, Inc.	(1)	(916)
Coinbase Global, Inc., Class A *	(6)	(411)
FactSet Research Systems, Inc.	(5)	(1,833)
Franklin Resources, Inc.	(117)	(3,135)
LPL Financial Holdings, Inc.	(12)	(2,682)
MSCI, Inc.	(4)	(1,779)
Nasdaq, Inc.	(45)	(2,230)
Northern Trust Corp.	(31)	(2,322)
T. Rowe Price Group, Inc.	(22)	(2,417)
(17,725)
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Communications Equipment — (0.9)%
Cisco Systems, Inc.	(251)	(12,975)
Consumer Finance — (0.2)%
Capital One Financial Corp.	(8)	(880)
Synchrony Financial	(71)	(2,413)
(3,293)
Consumer Staples Distribution & Retail — (0.7)%
Kroger Co. (The)	(70)	(3,292)
Sysco Corp.	(62)	(4,595)
Walgreens Boots Alliance, Inc.	(93)	(2,662)
(10,549)
Containers & Packaging — (0.2)%
International Paper Co.	(111)	(3,527)
Diversified Telecommunication Services — (0.3)%
AT&T, Inc.	(119)	(1,905)
Verizon Communications, Inc.	(76)	(2,818)
(4,723)
Electric Utilities — (1.3)%
American Electric Power Co., Inc.	(46)	(3,843)
Duke Energy Corp.	(44)	(3,989)
Edison International	(40)	(2,801)
Eversource Energy	(67)	(4,748)
Exelon Corp.	(43)	(1,733)
FirstEnergy Corp.	(46)	(1,788)
(18,902)
Electrical Equipment — (0.3)%
Acuity Brands, Inc.	(23)	(3,808)
Energy Equipment & Services — (0.1)%
Halliburton Co.	(45)	(1,471)
Entertainment — (0.3)%
Electronic Arts, Inc.	(16)	(2,036)
ROBLOX Corp., Class A *	(43)	(1,752)
Warner Bros Discovery, Inc. *	—	—
(3,788)
Financial Services — (1.0)%
Affirm Holdings, Inc. *	(189)	(2,893)
Apollo Global Management, Inc.	(21)	(1,631)
Corebridge Financial, Inc.	(50)	(889)
Global Payments, Inc.	(17)	(1,681)
Voya Financial, Inc.	(47)	(3,348)
Western Union Co. (The)	(308)	(3,616)
(14,058)
Food Products — (0.6)%
Campbell Soup Co.	(60)	(2,765)
Conagra Brands, Inc.	(40)	(1,355)
General Mills, Inc.	(24)	(1,823)
INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — continued
Kellogg Co.	(21)	(1,405)
Kraft Heinz Co. (The)	(49)	(1,744)
(9,092)
Gas Utilities — (0.2)%
National Fuel Gas Co.	(46)	(2,389)
Ground Transportation — (0.1)%
JB Hunt Transport Services, Inc.	(4)	(733)
Werner Enterprises, Inc.	(15)	(641)
(1,374)
Health Care Equipment & Supplies — (0.1)%
Edwards Lifesciences Corp. *	(15)	(1,406)
Health Care Providers & Services — (0.3)%
Henry Schein, Inc. *	(31)	(2,500)
Quest Diagnostics, Inc.	(14)	(2,024)
(4,524)
Household Durables — (0.1)%
Mohawk Industries, Inc. *	(19)	(1,952)
Industrial Conglomerates — (0.2)%
3M Co.	(24)	(2,425)
Insurance — (0.9)%
Aflac, Inc.	(38)	(2,654)
Allstate Corp. (The)	(42)	(4,527)
Aon plc, Class A	(4)	(1,415)
Marsh & McLennan Cos., Inc.	(7)	(1,392)
Prudential Financial, Inc.	(16)	(1,392)
WR Berkley Corp.	(24)	(1,456)
(12,836)
IT Services — (0.3)%
EPAM Systems, Inc. *	(7)	(1,506)
International Business Machines Corp.	(9)	(1,267)
Shopify, Inc. (Canada), Class A *	(21)	(1,363)
(4,136)
Life Sciences Tools & Services — (0.6)%
Agilent Technologies, Inc.	(17)	(2,080)
Revvity, Inc.	(23)	(2,732)
Waters Corp. *	(13)	(3,287)
(8,099)
Machinery — (1.3)%
Donaldson Co., Inc.	(71)	(4,444)
IDEX Corp.	(15)	(3,159)
Illinois Tool Works, Inc.	(16)	(3,970)
Stanley Black & Decker, Inc.	(74)	(6,934)
(18,507)
Media — (1.1)%
Fox Corp., Class A	(95)	(3,216)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	93

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Media — continued
Interpublic Group of Cos., Inc. (The)	(232)	(8,942)
Paramount Global, Class B	(191)	(3,043)
(15,201)
Office REITs — (0.0)% ^
Orion Office REIT, Inc.	—	—
SL Green Realty Corp.	—	—
—
Oil, Gas & Consumable Fuels — (0.7)%
APA Corp.	(56)	(1,906)
Coterra Energy, Inc.	(53)	(1,352)
Devon Energy Corp.	(25)	(1,205)
Enbridge, Inc. (Canada)	(100)	(3,697)
ONEOK, Inc.	(28)	(1,732)
(9,892)
Pharmaceuticals — (0.3)%
Catalent, Inc. *	(31)	(1,353)
Pfizer, Inc.	(77)	(2,819)
(4,172)
Professional Services — (0.7)%
Ceridian HCM Holding, Inc. *	(49)	(3,256)
Equifax, Inc.	(5)	(1,269)
Paychex, Inc.	(11)	(1,262)
Paycom Software, Inc.	(10)	(3,126)
TransUnion	(18)	(1,410)
(10,323)
Retail REITs — (0.5)%
NNN REIT, Inc.	(30)	(1,275)
Simon Property Group, Inc.	(50)	(5,825)
(7,100)
Semiconductors & Semiconductor Equipment — (2.0)%
Intel Corp.	(178)	(5,952)
Lam Research Corp.	(11)	(6,822)
Microchip Technology, Inc.	(146)	(13,097)
QUALCOMM, Inc.	(26)	(3,075)
(28,946)
Specialized REITs — (0.4)%
Extra Space Storage, Inc.	(25)	(3,749)
Iron Mountain, Inc.	(25)	(1,386)
(5,135)
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — (0.5)%
CarMax, Inc. *	(18)	(1,549)
Home Depot, Inc. (The)	(16)	(4,844)
(6,393)
Technology Hardware, Storage & Peripherals — (1.1)%
Hewlett Packard Enterprise Co.	(544)	(9,142)
NetApp, Inc.	(84)	(6,425)
Xerox Holdings Corp.	(48)	(718)
(16,285)
Textiles, Apparel & Luxury Goods — (0.1)%
VF Corp.	(67)	(1,280)
Trading Companies & Distributors — (0.3)%
Fastenal Co.	(63)	(3,732)
Total Common Stocks (Proceeds $(348,979))		(325,250)
Total Short Positions (Proceeds $(348,979))		(325,250)
Total Investments — 100.3% (Cost $621,857)		1,432,454
Liabilities in Excess of Other Assets — (0.3)%		(4,035)
Net Assets — 100.0%		1,428,419

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $444,378.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Large Cap Funds	June 30, 2023

Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	30	09/15/2023	USD	6,730	166

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	95

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 1.3%
Howmet Aerospace, Inc.	154	7,648
Raytheon Technologies Corp.	642	62,839
Textron, Inc.	397	26,869
		97,356
Air Freight & Logistics — 1.2%
FedEx Corp.	88	21,801
United Parcel Service, Inc., Class B	363	65,131
		86,932
Automobile Components — 0.2%
Aptiv plc *	161	16,481
Automobiles — 1.7%
Tesla, Inc. *	499	130,572
Banks — 3.5%
Bank of America Corp.	2,822	80,954
Citigroup, Inc.	467	21,498
Fifth Third Bancorp	684	17,937
Truist Financial Corp.	1,128	34,244
US Bancorp	1,176	38,858
Wells Fargo & Co.	1,596	68,093
		261,584
Beverages — 2.5%
Coca-Cola Co. (The)	1,369	82,452
Constellation Brands, Inc., Class A	99	24,473
Monster Beverage Corp. *	156	8,930
PepsiCo, Inc.	385	71,232
		187,087
Biotechnology — 2.8%
AbbVie, Inc.	633	85,229
Biogen, Inc. *	81	23,193
BioMarin Pharmaceutical, Inc. *	62	5,363
Neurocrine Biosciences, Inc. *	43	4,065
Regeneron Pharmaceuticals, Inc. *	55	39,919
Sarepta Therapeutics, Inc. *	63	7,203
Vertex Pharmaceuticals, Inc. *	129	45,273
		210,245
Broadline Retail — 3.6%
Amazon.com, Inc. *	2,102	273,980
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	312	17,919
Trane Technologies plc	250	47,791
		65,710
Capital Markets — 2.6%
Charles Schwab Corp. (The)	140	7,918
CME Group, Inc.	251	46,508
Intercontinental Exchange, Inc.	287	32,479
Morgan Stanley	416	35,550
Raymond James Financial, Inc.	251	26,011
S&P Global, Inc.	93	37,400
State Street Corp.	154	11,259
		197,125
Chemicals — 2.1%
Air Products and Chemicals, Inc.	79	23,765
Dow, Inc.	516	27,494
Eastman Chemical Co.	232	19,458
Linde plc	137	52,158
LyondellBasell Industries NV, Class A	153	14,040
PPG Industries, Inc.	148	21,889
		158,804
Commercial Services & Supplies — 0.2%
Cintas Corp.	32	15,849
Communications Equipment — 0.2%
Motorola Solutions, Inc.	57	16,808
Consumer Finance — 0.2%
American Express Co.	107	18,726
Consumer Staples Distribution & Retail — 1.0%
Costco Wholesale Corp.	142	76,323
Distributors — 0.1%
LKQ Corp.	124	7,216
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	353	5,630
Electric Utilities — 1.3%
NextEra Energy, Inc.	866	64,251
PG&E Corp. *	1,877	32,428
		96,679
Electrical Equipment — 0.7%
Eaton Corp. plc	256	51,392
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	254	8,920
Keysight Technologies, Inc. *	50	8,321
		17,241
Energy Equipment & Services — 0.2%
Baker Hughes Co.	354	11,192
Entertainment — 0.7%
Netflix, Inc. *	118	52,087
Financial Services — 4.4%
Berkshire Hathaway, Inc., Class B *	314	106,970
FleetCor Technologies, Inc. *	108	27,161
Mastercard, Inc., Class A	298	117,213
Visa, Inc., Class A	356	84,567
		335,911
Food Products — 0.4%
Mondelez International, Inc., Class A	374	27,249
Ground Transportation — 0.9%
CSX Corp.	479	16,338
Norfolk Southern Corp.	90	20,334
Uber Technologies, Inc. *	274	11,834
Union Pacific Corp.	113	23,131
		71,637
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	389	42,408
Baxter International, Inc.	464	21,130
Boston Scientific Corp. *	675	36,526
Dexcom, Inc. *	78	10,005
Intuitive Surgical, Inc. *	109	37,269
Medtronic plc	286	25,201
ResMed, Inc.	28	6,065
Stryker Corp.	49	15,160
		193,764
Health Care Providers & Services — 2.9%
Centene Corp. *	313	21,149
CVS Health Corp.	150	10,393
Elevance Health, Inc.	76	33,592
Humana, Inc.	41	18,407
McKesson Corp.	37	15,696
UnitedHealth Group, Inc.	245	117,655
		216,892
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care REITs — 0.3%
Ventas, Inc.	548	25,899
Hotels, Restaurants & Leisure — 2.9%
Booking Holdings, Inc. *	17	45,476
Chipotle Mexican Grill, Inc. *	24	51,629
Domino's Pizza, Inc.	26	8,685
Expedia Group, Inc. *	207	22,642
Marriott International, Inc., Class A	132	24,160
McDonald's Corp.	88	26,298
Royal Caribbean Cruises Ltd. *	42	4,375
Yum! Brands, Inc.	245	33,957
		217,222
Household Durables — 0.3%
Lennar Corp., Class A	56	7,058
Toll Brothers, Inc.	122	9,632
Whirlpool Corp.	30	4,446
		21,136
Household Products — 1.3%
Church & Dwight Co., Inc.	137	13,722
Colgate-Palmolive Co.	442	34,036
Procter & Gamble Co. (The)	347	52,757
		100,515
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	415	86,155
Industrial REITs — 0.7%
Prologis, Inc.	405	49,703
Insurance — 1.8%
Aflac, Inc.	168	11,749
Globe Life, Inc.	196	21,524
MetLife, Inc.	67	3,770
Progressive Corp. (The)	449	59,444
Travelers Cos., Inc. (The)	247	42,839
		139,326
Interactive Media & Services — 5.5%
Alphabet, Inc., Class A *	1,198	143,444
Alphabet, Inc., Class C *	1,013	122,514
Meta Platforms, Inc., Class A *	519	148,899
		414,857
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	97

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 1.2%
Accenture plc, Class A	203	62,585
Cognizant Technology Solutions Corp., Class A	434	28,319
		90,904
Life Sciences Tools & Services — 1.4%
Danaher Corp.	147	35,321
Thermo Fisher Scientific, Inc.	141	73,309
		108,630
Machinery — 1.9%
Deere & Co.	135	54,860
Dover Corp.	121	17,916
Otis Worldwide Corp.	326	29,017
Parker-Hannifin Corp.	108	41,916
		143,709
Media — 1.2%
Charter Communications, Inc., Class A *	99	36,488
Comcast Corp., Class A	1,328	55,164
		91,652
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	280	11,204
Nucor Corp.	74	12,075
		23,279
Multi-Utilities — 1.3%
Ameren Corp.	199	16,221
CenterPoint Energy, Inc.	597	17,412
CMS Energy Corp.	143	8,422
Dominion Energy, Inc.	249	12,916
Public Service Enterprise Group, Inc.	711	44,489
		99,460
Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp.	226	35,511
ConocoPhillips	563	58,345
Diamondback Energy, Inc.	288	37,864
EOG Resources, Inc.	421	48,216
Exxon Mobil Corp.	970	103,995
Marathon Oil Corp.	588	13,546
		297,477
Passenger Airlines — 0.3%
Delta Air Lines, Inc. *	131	6,243
Southwest Airlines Co.	356	12,897
		19,140
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.0% ^
Kenvue, Inc. *	70	1,844
Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	991	63,376
Eli Lilly & Co.	150	70,446
Johnson & Johnson	524	86,737
Merck & Co., Inc.	406	46,764
		267,323
Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	59	6,615
Leidos Holdings, Inc.	174	15,338
		21,953
Residential REITs — 0.6%
Equity LifeStyle Properties, Inc.	202	13,505
Sun Communities, Inc.	128	16,781
UDR, Inc.	398	17,087
		47,373
Semiconductors & Semiconductor Equipment — 7.9%
Advanced Micro Devices, Inc. *	565	64,403
Analog Devices, Inc.	343	66,856
Broadcom, Inc.	15	12,880
Lam Research Corp.	99	63,609
NVIDIA Corp.	494	209,028
NXP Semiconductors NV (China)	320	65,410
Qorvo, Inc. *	139	14,179
Teradyne, Inc.	169	18,833
Texas Instruments, Inc.	451	81,095
		596,293
Software — 10.1%
Adobe, Inc. *	178	87,058
Cadence Design Systems, Inc. *	62	14,464
DocuSign, Inc. *	55	2,785
Intuit, Inc.	99	45,455
Microsoft Corp.	1,586	540,158
Oracle Corp.	291	34,642
Salesforce, Inc. *	126	26,681
ServiceNow, Inc. *	20	11,093
		762,336
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — 0.6%
Equinix, Inc.	27	21,080
SBA Communications Corp.	112	26,002
		47,082
Specialty Retail — 2.8%
AutoNation, Inc. *	86	14,192
AutoZone, Inc. *	16	38,802
Best Buy Co., Inc.	292	23,948
Burlington Stores, Inc. *	60	9,465
Home Depot, Inc. (The)	26	8,081
Lowe's Cos., Inc.	347	78,382
O'Reilly Automotive, Inc. *	12	11,979
TJX Cos., Inc. (The)	302	25,577
Ulta Beauty, Inc. *	8	3,641
		214,067
Technology Hardware, Storage & Peripherals — 8.0%
Apple, Inc.	2,999	581,667
Seagate Technology Holdings plc	378	23,427
		605,094
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	320	35,279
Tobacco — 0.4%
Altria Group, Inc.	248	11,223
Philip Morris International, Inc.	222	21,654
		32,877
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	136	18,879
Total Common Stocks (Cost $4,811,175)		7,479,936
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $82,056)	82,042	82,058
Total Investments — 100.0% (Cost $4,893,231)		7,561,994
Liabilities in Excess of Other Assets — (0.0)% ^		(975)
NET ASSETS — 100.0%		7,561,019

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	324	09/15/2023	USD	72,681	2,338

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	99

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Automobile Components — 0.8%
Aptiv plc *	14	1,442
Automobiles — 1.0%
Tesla, Inc. *	7	1,820
Banks — 2.7%
Bank of America Corp.	99	2,825
Citigroup, Inc.	26	1,185
Fifth Third Bancorp	29	771
		4,781
Biotechnology — 2.3%
Amgen, Inc.	5	1,028
Regeneron Pharmaceuticals, Inc. *	2	1,592
Vertex Pharmaceuticals, Inc. *	4	1,447
		4,067
Broadline Retail — 2.8%
Amazon.com, Inc. *	38	4,990
Building Products — 1.9%
Carrier Global Corp.	31	1,546
Trane Technologies plc	9	1,764
		3,310
Capital Markets — 4.8%
Charles Schwab Corp. (The)	25	1,386
CME Group, Inc.	13	2,418
Morgan Stanley	25	2,149
S&P Global, Inc.	6	2,478
		8,431
Chemicals — 2.1%
Ecolab, Inc.	7	1,374
Linde plc	6	2,285
		3,659
Commercial Services & Supplies — 1.2%
Waste Management, Inc.	12	2,073
Consumer Staples Distribution & Retail — 2.8%
Costco Wholesale Corp.	8	4,337
Target Corp.	4	563
		4,900
Containers & Packaging — 0.8%
Ball Corp.	26	1,496
Diversified Telecommunication Services — 0.9%
Verizon Communications, Inc.	40	1,498
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.3%
NextEra Energy, Inc.	41	3,006
PG&E Corp. *	80	1,386
Xcel Energy, Inc.	24	1,500
		5,892
Electrical Equipment — 1.7%
Eaton Corp. plc	15	3,061
Energy Equipment & Services — 1.6%
Baker Hughes Co.	89	2,816
Entertainment — 1.5%
Netflix, Inc. *	4	1,694
Walt Disney Co. (The) *	11	954
		2,648
Financial Services — 3.6%
Mastercard, Inc., Class A	16	6,286
Food Products — 0.9%
General Mills, Inc.	20	1,514
Ground Transportation — 1.1%
Union Pacific Corp.	10	1,975
Health Care Equipment & Supplies — 2.8%
Boston Scientific Corp. *	63	3,414
Hologic, Inc. *	20	1,604
		5,018
Health Care Providers & Services — 2.7%
UnitedHealth Group, Inc.	10	4,805
Industrial REITs — 1.8%
Prologis, Inc.	26	3,243
Insurance — 3.4%
Marsh & McLennan Cos., Inc.	8	1,504
MetLife, Inc.	21	1,183
Progressive Corp. (The)	18	2,358
Travelers Cos., Inc. (The)	5	941
		5,986
Interactive Media & Services — 4.1%
Alphabet, Inc., Class A *	60	7,181
IT Services — 1.0%
Accenture plc, Class A	5	1,689
Life Sciences Tools & Services — 4.2%
Agilent Technologies, Inc.	8	939
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — continued
IQVIA Holdings, Inc. *	14	3,115
Thermo Fisher Scientific, Inc.	6	3,276
		7,330
Machinery — 2.2%
Deere & Co.	5	1,890
Ingersoll Rand, Inc.	31	2,050
		3,940
Media — 0.9%
Charter Communications, Inc., Class A *	4	1,526
Metals & Mining — 0.3%
Alcoa Corp.	13	448
Personal Care Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	5	986
Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	35	2,200
Eli Lilly & Co.	4	1,795
Merck & Co., Inc.	23	2,683
		6,678
Semiconductors & Semiconductor Equipment — 7.1%
Advanced Micro Devices, Inc. *	13	1,470
Lam Research Corp.	2	1,057
NVIDIA Corp.	12	4,923
NXP Semiconductors NV (China)	9	1,918
SolarEdge Technologies, Inc. *	3	783
Texas Instruments, Inc.	13	2,361
		12,512
Software — 12.9%
Adobe, Inc. *	2	729
Autodesk, Inc. *	2	416
Cadence Design Systems, Inc. *	8	1,939
Intuit, Inc.	5	2,100
Microsoft Corp.	42	14,261
Oracle Corp.	11	1,365
Palo Alto Networks, Inc. *	5	1,286
Workday, Inc., Class A *	3	621
		22,717
Specialized REITs — 1.5%
American Tower Corp.	4	707
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialized REITs — continued
Equinix, Inc.	1	1,101
Weyerhaeuser Co.	24	810
		2,618
Specialty Retail — 4.3%
Best Buy Co., Inc.	14	1,139
Lowe's Cos., Inc.	11	2,566
TJX Cos., Inc. (The)	36	3,026
Tractor Supply Co.	4	805
		7,536
Technology Hardware, Storage & Peripherals — 7.8%
Apple, Inc.	64	12,346
Seagate Technology Holdings plc	21	1,332
		13,678
Total Common Stocks (Cost $139,712)		174,550
Short-Term Investments — 0.8%
Investment Companies — 0.8%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $1,493)	1,493	1,493
Total Investments — 100.0% (Cost $141,205)		176,043
Liabilities in Excess of Other Assets — (0.0)% ^		(42)
NET ASSETS — 100.0%		176,001

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	101

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini ESG Equity Index	7	09/15/2023	USD	1,392	39

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Aerospace & Defense — 3.8%
General Dynamics Corp.	248	53,392
Northrop Grumman Corp.	96	43,759
Raytheon Technologies Corp.	826	80,882
		178,033
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	426	76,340
Banks — 6.4%
Bank of America Corp.	2,028	58,174
Citigroup, Inc.	322	14,821
Citizens Financial Group, Inc.	504	13,155
M&T Bank Corp.	190	23,528
PNC Financial Services Group, Inc. (The)	294	36,980
Truist Financial Corp.	421	12,778
US Bancorp	961	31,747
Wells Fargo & Co.	2,535	108,214
		299,397
Beverages — 1.2%
Monster Beverage Corp. *	327	18,780
PepsiCo, Inc.	205	38,016
		56,796
Biotechnology — 3.6%
AbbVie, Inc.	491	66,203
Amgen, Inc.	112	24,754
Biogen, Inc. *	61	17,308
Vertex Pharmaceuticals, Inc. *	168	59,088
		167,353
Building Products — 0.5%
Carrier Global Corp.	430	21,395
Capital Markets — 6.6%
BlackRock, Inc.	125	86,241
Charles Schwab Corp. (The)	564	31,980
Goldman Sachs Group, Inc. (The)	156	50,485
Morgan Stanley	942	80,448
S&P Global, Inc.	88	35,089
T. Rowe Price Group, Inc.	231	25,910
		310,153
Chemicals — 3.7%
Air Products and Chemicals, Inc.	293	87,643
Axalta Coating Systems Ltd. *	2,564	84,133
		171,776
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 1.0%
Republic Services, Inc.	320	48,940
Construction Materials — 1.4%
Vulcan Materials Co.	300	67,739
Consumer Finance — 1.9%
American Express Co.	334	58,141
Capital One Financial Corp.	303	33,134
		91,275
Consumer Staples Distribution & Retail — 1.9%
Dollar General Corp.	193	32,851
Walmart, Inc.	356	55,913
		88,764
Containers & Packaging — 0.5%
Ball Corp.	439	25,567
Electric Utilities — 2.5%
Entergy Corp.	152	14,864
NextEra Energy, Inc.	842	62,467
Xcel Energy, Inc.	630	39,145
		116,476
Electrical Equipment — 1.2%
Eaton Corp. plc	288	57,831
Entertainment — 0.3%
Walt Disney Co. (The) *	158	14,072
Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B *	286	97,549
Food Products — 0.9%
Mondelez International, Inc., Class A	557	40,617
Ground Transportation — 1.3%
CSX Corp.	1,782	60,774
Health Care Equipment & Supplies — 3.8%
Becton Dickinson & Co.	150	39,564
Boston Scientific Corp. *	932	50,379
Medtronic plc	542	47,781
Zimmer Biomet Holdings, Inc.	283	41,200
		178,924
Health Care Providers & Services — 4.6%
Cigna Group (The)	181	50,887
Elevance Health, Inc.	91	40,271
Humana, Inc.	48	21,274
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	103

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
UnitedHealth Group, Inc.	181	86,999
Universal Health Services, Inc., Class B	102	16,115
		215,546
Health Care REITs — 0.4%
Ventas, Inc.	436	20,587
Hotel & Resort REITs — 0.5%
Host Hotels & Resorts, Inc.	1,388	23,352
Hotels, Restaurants & Leisure — 1.8%
Booking Holdings, Inc. *	12	33,122
McDonald's Corp.	175	52,126
		85,248
Household Products — 1.2%
Procter & Gamble Co. (The)	380	57,731
Insurance — 4.0%
Chubb Ltd.	231	44,390
Hartford Financial Services Group, Inc. (The)	608	43,800
Loews Corp.	374	22,198
Marsh & McLennan Cos., Inc.	138	25,979
MetLife, Inc.	617	34,881
Prudential Financial, Inc.	215	18,997
		190,245
Interactive Media & Services — 2.6%
Alphabet, Inc., Class C *	513	62,104
Meta Platforms, Inc., Class A *	203	58,193
		120,297
IT Services — 0.6%
International Business Machines Corp.	223	29,851
Machinery — 2.2%
Dover Corp.	471	69,561
Parker-Hannifin Corp.	90	34,864
		104,425
Media — 1.6%
Comcast Corp., Class A	1,749	72,664
Multi-Utilities — 2.0%
CMS Energy Corp.	805	47,271
Public Service Enterprise Group, Inc.	736	46,104
		93,375
Oil, Gas & Consumable Fuels — 8.3%
Chevron Corp.	527	83,010
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
ConocoPhillips	1,117	115,756
EOG Resources, Inc.	613	70,128
Exxon Mobil Corp.	1,140	122,222
		391,116
Passenger Airlines — 0.7%
Southwest Airlines Co.	930	33,673
Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	1,418	90,650
Eli Lilly & Co.	76	35,693
Johnson & Johnson	482	79,741
Merck & Co., Inc.	162	18,744
Pfizer, Inc.	801	29,398
		254,226
Residential REITs — 0.4%
AvalonBay Communities, Inc.	86	16,244
Semiconductors & Semiconductor Equipment — 5.9%
Advanced Micro Devices, Inc. *	279	31,752
Analog Devices, Inc.	402	78,322
NXP Semiconductors NV (China)	375	76,785
Teradyne, Inc.	280	31,172
Texas Instruments, Inc.	335	60,334
		278,365
Software — 1.4%
Microsoft Corp.	199	67,857
Specialty Retail — 5.5%
AutoZone, Inc. *	19	48,097
Home Depot, Inc. (The)	163	50,803
Lowe's Cos., Inc.	264	59,494
O'Reilly Automotive, Inc. *	31	29,567
TJX Cos., Inc. (The)	850	72,059
		260,020
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.	92	17,843
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	345	38,073
Tobacco — 1.4%
Philip Morris International, Inc.	695	67,869
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	163	22,698
Total Common Stocks (Cost $3,939,199)		4,631,076
Short-Term Investments — 3.7%
Investment Companies — 3.7%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $173,626)	173,598	173,633
Total Investments — 102.1% (Cost $4,112,825)		4,804,709
Liabilities in Excess of Other Assets — (2.1)%		(99,804)
NET ASSETS — 100.0%		4,704,905

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	105

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$47,053,090	$7,897,719	$5,769,950	$15,465,416
Investments in affiliates, at value	951,382	119,285	113,862	185,159
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	124,688	69,783	—
Options purchased, at value	—	—	—	147,827
Cash	4,392	22	—	297
Deposits at broker for futures contracts	—	2,015	1,297	19,856
Receivables:
Investment securities sold	55,461	93,109	112,009	1,121,108
Fund shares sold	40,160	1,591	11,131	157,438
Interest from non-affiliates	—	—	17,119	—
Dividends from non-affiliates	75,413	5,237	4,596	12,471
Dividends from affiliates	136	112	16	503
Securities lending income (See Note 2.C.)	— (a)	21	14	—
Variation margin on futures contracts	—	411	292	4,496
Due from adviser	—	5	—	—
Total Assets	48,180,034	8,244,215	6,100,069	17,114,571
LIABILITIES:
Payables:
Due to custodian	—	—	51,756	—
Distributions	—	—	1,330	—
Investment securities purchased	218,364	—	128,118	934,186
Collateral received on securities loaned (See Note 2.C.)	—	124,688	69,783	—
Fund shares redeemed	45,774	96,455	24,243	12,754
Outstanding options written, at fair value	—	—	—	149,430
Accrued liabilities:
Investment advisory fees	15,368	—	1,114	3,190
Administration fees	1,308	232	319	855
Distribution fees	1,592	210	207	524
Service fees	5,060	200	833	2,888
Custodian and accounting fees	344	63	51	125
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)	—
Other	1,277	228	197	1,155
Total Liabilities	289,087	222,076	277,951	1,105,107
Net Assets	$47,890,947	$8,022,139	$5,822,118	$16,009,464

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$34,312,259	$4,006,098	$6,161,163	$12,125,907
Total distributable earnings (loss)	13,578,688	4,016,041	(339,045)	3,883,557
Total Net Assets	$47,890,947	$8,022,139	$5,822,118	$16,009,464
Net Assets:
Class A	$4,423,141	$770,835	$384,446	$1,274,360
Class C	997,751	92,084	223,339	436,623
Class I	18,495,976	964,430	3,641,748	12,697,762
Class R2	104,930	—	—	—
Class R3	229,745	—	—	—
Class R4	252,731	—	—	—
Class R5	1,247,583	—	712	6,044
Class R6	22,139,090	6,194,790	1,571,873	1,594,675
Total	$47,890,947	$8,022,139	$5,822,118	$16,009,464
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	202,421	11,563	28,029	46,215
Class C	46,738	1,396	16,283	15,955
Class I	829,647	14,448	265,437	458,995
Class R2	4,828	—	—	—
Class R3	10,523	—	—	—
Class R4	11,345	—	—	—
Class R5	55,914	—	52	218
Class R6	993,114	92,781	114,593	57,513
Net Asset Value (a):
Class A — Redemption price per share	$21.85	$66.66	$13.72	$27.57
Class C — Offering price per share (b)	21.35	65.96	13.72	27.37
Class I — Offering and redemption price per share	22.29	66.76	13.72	27.66
Class R2 — Offering and redemption price per share	21.73	—	—	—
Class R3 — Offering and redemption price per share	21.83	—	—	—
Class R4 — Offering and redemption price per share	22.28	—	—	—
Class R5 — Offering and redemption price per share	22.31	—	13.72	27.71
Class R6 — Offering and redemption price per share	22.29	66.77	13.72	27.73
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.06	$70.35	$14.48	$29.10
Cost of investments in non-affiliates	$33,493,801	$3,587,514	$5,357,959	$10,058,702
Cost of investments in affiliates	951,325	70,633	113,862	185,159
Cost of options purchased	—	—	—	149,537
Investment securities on loan, at value (See Note 2.C.)	—	123,854	69,297	—
Cost of investment of cash collateral (See Note 2.C.)	—	124,693	69,783	—
Premiums received from options written	—	—	—	141,736

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	107

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,664,530	$2,412,392	$58,268,345	$3,404,357
Investments in affiliates, at value	87,650	22,478	1,980,536	89,626
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	—	—	10,831
Options purchased, at value	3,121	6,186	—	—
Restricted cash for exchange-traded options	211	85	—	—
Cash	210	—	9,908	263
Foreign currency, at value	—	—	—	175
Deposits at broker for futures contracts	5,229	1,377	—	—
Receivables:
Due from custodian	—	—	—	3,533
Investment securities sold	4,266	2,201	130,235	23,718
Fund shares sold	4,104	5,051	275,314	3,131
Dividends from non-affiliates	3,669	1,865	7,834	3,308
Dividends from affiliates	12	3	283	13
Securities lending income (See Note 2.C.)	—	—	— (a)	8
Variation margin on futures contracts	1,110	268	—	—
Total Assets	4,774,112	2,451,906	60,672,455	3,538,963
LIABILITIES:
Payables:
Due to custodian	—	5	—	—
Investment securities purchased	4,670	2,305	—	52,527
Collateral received on securities loaned (See Note 2.C.)	—	—	—	10,831
Fund shares redeemed	21,816	35,104	58,338	6,378
Outstanding options written, at fair value	131,339	79,524	—	—
Accrued liabilities:
Investment advisory fees	937	430	19,461	986
Administration fees	272	111	409	125
Distribution fees	199	88	1,449	122
Service fees	840	439	4,365	304
Custodian and accounting fees	64	36	232	27
Trustees’ and Chief Compliance Officer’s fees	—	— (a)	2	—
Other	481	348	1,654	110
Total Liabilities	160,618	118,390	85,910	71,410
Net Assets	$4,613,494	$2,333,516	$60,586,545	$3,467,553

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$4,808,756	$2,415,357	$44,826,602	$3,033,164
Total distributable earnings (loss)	(195,262)	(81,841)	15,759,943	434,389
Total Net Assets	$4,613,494	$2,333,516	$60,586,545	$3,467,553
Net Assets:
Class A	$269,965	$119,334	$4,742,066	$289,456
Class C	234,378	104,736	636,054	91,445
Class I	3,631,690	1,923,674	15,667,641	1,297,201
Class R2	—	—	128,368	13,722
Class R3	—	—	359,223	10,744
Class R4	—	—	486,413	1,242
Class R5	820	26	957,188	29,958
Class R6	476,641	185,746	37,609,592	1,733,785
Total	$4,613,494	$2,333,516	$60,586,545	$3,467,553
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	17,154	7,635	88,373	15,294
Class C	14,931	6,720	17,957	5,100
Class I	230,491	122,906	284,140	70,064
Class R2	—	—	2,553	733
Class R3	—	—	6,648	582
Class R4	—	—	8,841	66
Class R5	52	2	16,745	1,598
Class R6	30,230	11,857	649,471	93,207
Net Asset Value (a):
Class A — Redemption price per share	$15.74	$15.63	$53.66	$18.93
Class C — Offering price per share (b)	15.70	15.59	35.42	17.93
Class I — Offering and redemption price per share	15.76	15.65	55.14	18.51
Class R2 — Offering and redemption price per share	—	—	50.29	18.73
Class R3 — Offering and redemption price per share	—	—	54.04	18.47
Class R4 — Offering and redemption price per share	—	—	55.02	18.94
Class R5 — Offering and redemption price per share	15.76	15.67	57.16	18.75
Class R6 — Offering and redemption price per share	15.77	15.67	57.91	18.60
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.61	$16.50	$56.63	$19.98
Cost of investments in non-affiliates	$4,054,912	$2,047,884	$40,687,704	$3,075,045
Cost of investments in affiliates	87,650	22,478	1,980,493	89,626
Cost of options purchased	65,416	33,264	—	—
Cost of foreign currency	—	—	—	175
Investment securities on loan, at value (See Note 2.C.)	—	—	—	11,139
Cost of investment of cash collateral (See Note 2.C.)	—	—	—	10,831
Premiums received from options written	66,342	32,552	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	109

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$173,198	$23,180,367	$1,132,176	$1,727,045
Investments in affiliates, at value	2,951	223,996	12,865	30,659
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	43,872	—	—
Cash	9	1,049	56	80
Deposits at broker for futures contracts	244	—	760	604
Receivables:
Investment securities sold	1,177	335,813	3,347	8,265
Fund shares sold	52	23,208	317	1,140
Dividends from non-affiliates	177	14,131	552	1,061
Dividends from affiliates	— (a)	32	2	4
Securities lending income (See Note 2.C.)	— (a)	11	—	—
Variation margin on futures contracts	46	—	127	130
Total Assets	177,854	23,822,479	1,150,202	1,768,988
LIABILITIES:
Payables:
Securities sold short, at value	—	—	—	325,250
Dividend expense to non-affiliates on securities sold short	—	—	—	434
Investment securities purchased	—	428,490	2,753	12,411
Interest expense to non-affiliates on securities sold short	—	—	—	140
Collateral received on securities loaned (See Note 2.C.)	—	43,872	—	—
Fund shares redeemed	124	166,687	910	1,387
Accrued liabilities:
Investment advisory fees	28	6,934	243	664
Administration fees	1	822	47	35
Distribution fees	13	769	45	68
Service fees	16	1,392	57	45
Custodian and accounting fees	8	169	12	32
Trustees’ and Chief Compliance Officer’s fees	—	1	— (a)	—
Other	85	278	61	103
Total Liabilities	275	649,414	4,128	340,569
Net Assets	$177,579	$23,173,065	$1,146,074	$1,428,419

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$147,731	$15,175,674	$657,257	$495,140
Total distributable earnings (loss)	29,848	7,997,391	488,817	933,279
Total Net Assets	$177,579	$23,173,065	$1,146,074	$1,428,419
Net Assets:
Class A	$47,209	$1,925,367	$115,322	$237,165
Class C	3,991	398,762	11,852	31,189
Class I	83,385	3,250,488	101,495	837,722
Class L	—	2,149,699	—	—
Class R2	2,505	255,815	37,350	5,757
Class R3	—	191,128	—	—
Class R4	—	67,141	—	—
Class R5	3,806	1,093,256	120,107	30,667
Class R6	36,683	13,841,409	759,948	285,919
Total	$177,579	$23,173,065	$1,146,074	$1,428,419
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,710	97,480	1,908	14,043
Class C	148	21,257	205	2,286
Class I	2,981	163,883	1,629	47,240
Class L	—	108,110	—	—
Class R2	92	13,132	645	383
Class R3	—	9,726	—	—
Class R4	—	3,392	—	—
Class R5	136	54,955	1,971	1,704
Class R6	1,309	693,892	12,471	15,890
Net Asset Value (a):
Class A — Redemption price per share	$27.61	$19.75	$60.47	$16.89
Class C — Offering price per share (b)	26.93	18.76	57.93	13.64
Class I — Offering and redemption price per share	27.97	19.83	62.29	17.73
Class L — Offering and redemption price per share	—	19.88	—	—
Class R2 — Offering and redemption price per share	27.19	19.48	57.87	15.03
Class R3 — Offering and redemption price per share	—	19.65	—	—
Class R4 — Offering and redemption price per share	—	19.80	—	—
Class R5 — Offering and redemption price per share	28.04	19.89	60.95	18.00
Class R6 — Offering and redemption price per share	28.04	19.95	60.94	17.99
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.14	$20.84	$63.82	$17.83
Cost of investments in non-affiliates	$149,122	$15,255,918	$635,067	$940,177
Cost of investments in affiliates	2,951	223,991	12,864	30,659
Investment securities on loan, at value (See Note 2.C.)	—	43,674	—	—
Cost of investment of cash collateral (See Note 2.C.)	—	43,872	—	—
Proceeds from securities sold short	—	—	—	348,979

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	111

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
ASSETS:
Investments in non-affiliates, at value	$7,479,936	$174,550	$4,631,076
Investments in affiliates, at value	82,058	1,493	173,633
Cash	350	9	610
Deposits at broker for futures contracts	4,310	230	—
Receivables:
Investment securities sold	67,802	371	2,350
Fund shares sold	1,967	48	7,426
Dividends from non-affiliates	5,829	100	5,371
Dividends from affiliates	12	— (a)	25
Securities lending income (See Note 2.C.)	—	—	3
Variation margin on futures contracts	934	18	—
Total Assets	7,643,198	176,819	4,820,494
LIABILITIES:
Payables:
Investment securities purchased	7,204	337	107,384
Fund shares redeemed	73,318	372	5,708
Accrued liabilities:
Investment advisory fees	1,191	25	1,324
Administration fees	244	—	170
Distribution fees	35	12	278
Service fees	68	4	655
Custodian and accounting fees	68	10	38
Trustees’ and Chief Compliance Officer’s fees	— (a)	—	—
Other	51	58	32
Total Liabilities	82,179	818	115,589
Net Assets	$7,561,019	$176,001	$4,704,905

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
NET ASSETS:
Paid-in-Capital	$5,007,498	$163,507	$4,039,633
Total distributable earnings (loss)	2,553,521	12,494	665,272
Total Net Assets	$7,561,019	$176,001	$4,704,905
Net Assets:
Class A	$174,430	$44,882	$1,045,975
Class C	—	4,317	107,219
Class I	711,186	74,249	2,205,435
Class R2	—	—	5,380
Class R3	—	—	8,122
Class R4	—	—	4,583
Class R5	—	—	8,761
Class R6	6,675,403	52,553	1,319,430
Total	$7,561,019	$176,001	$4,704,905
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,154	787	15,710
Class C	—	78	1,829
Class I	20,734	1,289	31,113
Class R2	—	—	80
Class R3	—	—	115
Class R4	—	—	65
Class R5	—	—	123
Class R6	194,943	914	18,458
Net Asset Value (a):
Class A — Redemption price per share	$33.84	$57.02	$66.58
Class C — Offering price per share (b)	—	55.67	58.61
Class I — Offering and redemption price per share	34.30	57.58	70.89
Class R2 — Offering and redemption price per share	—	—	66.68
Class R3 — Offering and redemption price per share	—	—	70.69
Class R4 — Offering and redemption price per share	—	—	70.87
Class R5 — Offering and redemption price per share	—	—	71.45
Class R6 — Offering and redemption price per share	34.24	57.57	71.49
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$35.72	$60.18	$70.27
Cost of investments in non-affiliates	$4,811,175	$139,712	$3,939,199
Cost of investments in affiliates	82,056	1,493	173,626

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	113

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$63	$462,000	$347
Interest income from affiliates	— (a)	—	161	31
Dividend income from non-affiliates	1,286,949	120,979	76,867	244,069
Dividend income from affiliates	49,010	3,628	2,767	6,252
Income from securities lending (net) (See Note 2.C.)	26	291	24	—
Total investment income	1,335,985	124,961	541,819	250,699
EXPENSES:
Investment advisory fees	192,290	2,939	11,885	38,376
Administration fees	16,033	5,511	3,565	10,158
Distribution fees:
Class A	11,429	1,735	1,280	3,414
Class C	8,467	659	2,873	3,112
Class R2	527	—	—	—
Class R3	586	—	—	—
Service fees:
Class A	11,429	1,735	1,280	3,414
Class C	2,822	220	958	1,037
Class I	46,327	2,408	6,885	29,992
Class R2	264	—	—	—
Class R3	586	—	—	—
Class R4	597	—	—	—
Class R5	1,318	—	—	6
Custodian and accounting fees	1,449	267	206	483
Interest expense to affiliates	— (a)	54	12	1
Professional fees	308	88	118	167
Trustees’ and Chief Compliance Officer’s fees	208	53	41	84
Printing and mailing costs	2,786	163	267	699
Registration and filing fees	765	283	537	507
Transfer agency fees (See Note 2.L.)	1,052	239	129	259
Other	902	110	108	400
Total expenses	300,145	16,464	30,144	92,109
Less fees waived	(1,589)	(7,908)	(316)	(316)
Less expense reimbursements	(9)	(46)	(4)	(4)
Net expenses	298,547	8,510	29,824	91,789
Net investment income (loss)	1,037,438	116,451	511,995	158,910

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$490,543	$(153,882)	$(508,043)	$389,729
Investments in affiliates	(79)	(1,021)	15	—
Options purchased	—	—	—	(1,631,441)
Futures contracts	—	6,313	4,911	22,856
Options written	—	—	—	879,160
Net realized gain (loss)	490,464	(148,590)	(503,117)	(339,696)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,891,173	1,347,023	485,376	2,283,116
Investments in affiliates	32	22,020	(2)	—
Options purchased	—	—	—	18,918
Futures contracts	—	1,476	386	3,883
Options written	—	—	—	(14,135)
Change in net unrealized appreciation/depreciation	1,891,205	1,370,519	485,760	2,291,782
Net realized/unrealized gains (losses)	2,381,669	1,221,929	(17,357)	1,952,086
Change in net assets resulting from operations	$3,419,107	$1,338,380	$494,638	$2,110,996
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	115

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$139	$71	$—	$—
Interest income from affiliates	— (a)	—	—	— (a)
Dividend income from non-affiliates	76,964	40,441	384,448	72,248
Dividend income from affiliates	2,466	1,294	80,260	4,009
Income from securities lending (net) (See Note 2.C.)	—	—	100	26
Total investment income	79,569	41,806	464,808	76,283
EXPENSES:
Investment advisory fees	12,511	6,555	184,684	13,700
Administration fees	3,753	1,967	16,049	2,569
Distribution fees:
Class A	797	300	10,117	682
Class C	1,795	799	4,268	671
Class R2	—	—	517	67
Class R3	—	—	647	19
Service fees:
Class A	797	300	10,117	682
Class C	598	266	1,423	224
Class I	9,494	5,496	29,492	3,426
Class R2	—	—	258	34
Class R3	—	—	647	19
Class R4	—	—	624	2
Class R5	1	— (a)	724	26
Custodian and accounting fees	202	119	1,096	114
Interest expense to affiliates	—	—	— (a)	— (a)
Professional fees	111	96	237	67
Trustees’ and Chief Compliance Officer’s fees	45	34	172	38
Printing and mailing costs	413	217	2,069	238
Registration and filing fees	562	416	2,242	216
Transfer agency fees (See Note 2.L.)	68	32	852	221
Other	157	90	719	83
Total expenses	31,304	16,687	266,954	23,098
Less fees waived	(384)	(354)	(29,940)	(2,294)
Less expense reimbursements	(10)	(4)	(54)	(11)
Net expenses	30,910	16,329	236,960	20,793
Net investment income (loss)	48,659	25,477	227,848	55,490

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(402,418)	$(218,695)	$(1,771,072)	$145,578
Investments in affiliates	—	—	662	22
Options purchased	(477,609)	(270,399)	—	—
Futures contracts	9,748	1,378	—	—
Foreign currency transactions	—	—	—	2
Options written	501,070	243,161	—	—
Net realized gain (loss)	(369,209)	(244,555)	(1,770,410)	145,602
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,244,396	681,850	12,431,699	182,435
Investments in affiliates	—	—	57	(8)
Options purchased	(117,028)	(86,453)	—	—
Futures contracts	1,706	1,062	—	—
Options written	(240,206)	(97,223)	—	—
Change in net unrealized appreciation/depreciation	888,868	499,236	12,431,756	182,427
Net realized/unrealized gains (losses)	519,659	254,681	10,661,346	328,029
Change in net assets resulting from operations	$568,318	$280,158	$10,889,194	$383,519
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	117

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$9	$136	$40	$27
Interest income from affiliates	—	1	—	— (a)
Dividend income from non-affiliates	4,485	337,533	9,591	24,629
Dividend income from affiliates	116	9,130	759	984
Income from securities lending (net) (See Note 2.C.)	— (a)	80	— (a)	—
Total investment income	4,610	346,880	10,390	25,640
EXPENSES:
Investment advisory fees	571	80,480	3,065	9,535
Administration fees	143	12,525	766	1,100
Distribution fees:
Class A	119	4,334	245	575
Class C	44	2,757	120	211
Class R2	13	1,180	163	24
Class R3	—	425	—	—
Service fees:
Class A	119	4,334	245	575
Class C	14	919	40	70
Class I	227	5,796	224	2,169
Class L	—	1,728	—	—
Class R2	7	590	82	12
Class R3	—	425	—	—
Class R4	—	152	—	—
Class R5	4	986	107	28
Custodian and accounting fees	28	623	39	86
Interest expense to affiliates	—	21	—	— (a)
Professional fees	50	161	55	67
Trustees’ and Chief Compliance Officer’s fees	25	101	29	31
Printing and mailing costs	11	713	37	48
Registration and filing fees	84	191	83	103
Transfer agency fees (See Note 2.L.)	9	555	42	33
Dividend expense to non-affiliates on securities sold short	—	—	—	9,380
Interest expense to non-affiliates on securities sold short	—	—	—	2,085
Other	13	440	28	47
Total expenses	1,481	119,436	5,370	26,179
Less fees waived	(436)	(7,304)	(692)	(3,077)
Less expense reimbursements	(3)	(143)	(5)	(5)
Net expenses	1,042	111,989	4,673	23,097
Net investment income (loss)	3,568	234,891	5,717	2,543

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$10,359	$604,463	$(3,691)	$332,111
Investments in affiliates	(1)	79	2	17
Futures contracts	477	15,380	1,343	(1,864)
Securities sold short	—	—	—	10,745
Net realized gain (loss)	10,835	619,922	(2,346)	341,009
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,692	2,709,474	248,935	15,708
Investments in affiliates	— (a)	(24)	(1)	— (a)
Futures contracts	(28)	(5,370)	1,420	166
Securities sold short	—	—	—	(44,309)
Change in net unrealized appreciation/depreciation	4,664	2,704,080	250,354	(28,435)
Net realized/unrealized gains (losses)	15,499	3,324,002	248,008	312,574
Change in net assets resulting from operations	$19,067	$3,558,893	$253,725	$315,117

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	119

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$179	$8	$—
Dividend income from non-affiliates	107,996	2,426	83,986
Dividend income from affiliates	3,769	87	4,890
Income from securities lending (net) (See Note 2.C.)	—	— (a)	3
Total investment income	111,944	2,521	88,879
EXPENSES:
Investment advisory fees	17,316	531	15,153
Administration fees	5,195	133	2,841
Distribution fees:
Class A	403	100	2,277
Class C	—	33	698
Class R2	—	—	21
Class R3	—	—	22
Service fees:
Class A	403	100	2,277
Class C	—	11	233
Class I	1,661	210	4,643
Class R2	—	—	10
Class R3	—	—	22
Class R4	—	—	5
Class R5	—	—	7
Custodian and accounting fees	249	30	132
Professional fees	92	50	69
Trustees’ and Chief Compliance Officer’s fees	51	26	38
Printing and mailing costs	47	34	224
Registration and filing fees	18	49	241
Transfer agency fees (See Note 2.L.)	79	8	167
Other	126	12	84
Total expenses	25,640	1,327	29,164
Less fees waived	(7,170)	(527)	(2,377)
Less expense reimbursements	(3)	(2)	(20)
Net expenses	18,467	798	26,767
Net investment income (loss)	93,477	1,723	62,112

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(75,569)	$(14,053)	$(19,243)
Investments in affiliates	(33)	1	(8)
Futures contracts	18,418	(93)	—
Net realized gain (loss)	(57,184)	(14,145)	(19,251)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,286,893	40,594	380,248
Investments in affiliates	(4)	— (a)	— (a)
Futures contracts	5,176	101	—
Foreign currency translations	—	1	—
Change in net unrealized appreciation/depreciation	1,292,065	40,696	380,248
Net realized/unrealized gains (losses)	1,234,881	26,551	360,997
Change in net assets resulting from operations	$1,328,358	$28,274	$423,109

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,037,438	$886,565	$116,451	$101,081
Net realized gain (loss)	490,464	1,238,389	(148,590)	(52,316)
Change in net unrealized appreciation/depreciation	1,891,205	(2,960,468)	1,370,519	(925,122)
Change in net assets resulting from operations	3,419,107	(835,514)	1,338,380	(876,357)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(168,036)	(164,725)	(8,879)	(17,775)
Class C	(37,071)	(42,186)	(595)	(1,864)
Class I	(712,740)	(669,432)	(14,064)	(36,175)
Class R2	(3,638)	(2,569)	—	—
Class R3	(8,671)	(8,711)	—	—
Class R4	(9,017)	(8,137)	—	—
Class R5	(52,737)	(58,431)	—	—
Class R6	(898,296)	(826,895)	(93,153)	(150,588)
Total distributions to shareholders	(1,890,206)	(1,781,086)	(116,691)	(206,402)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	390,632	2,182,357	(457,334)	1,696,102
NET ASSETS:
Change in net assets	1,919,533	(434,243)	764,355	613,343
Beginning of period	45,971,414	46,405,657	7,257,784	6,644,441
End of period	$47,890,947	$45,971,414	$8,022,139	$7,257,784
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$511,995	$210,266	$158,910	$140,327
Net realized gain (loss)	(503,117)	(209,562)	(339,696)	1,518,270
Change in net unrealized appreciation/depreciation	485,760	(142,757)	2,291,782	(2,769,488)
Change in net assets resulting from operations	494,638	(142,053)	2,110,996	(1,110,891)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(57,430)	(51,883)	(11,178)	(9,354)
Class C	(41,689)	(42,257)	(1,340)	(427)
Class I	(296,490)	(109,468)	(126,466)	(108,876)
Class R5	(53)	(10)	(67)	(54)
Class R6	(118,435)	(6,808)	(20,453)	(18,335)
Total distributions to shareholders	(514,097)	(210,426)	(159,504)	(137,046)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,230,986	3,062,266	(2,436,362)	(552,652)
NET ASSETS:
Change in net assets	2,211,527	2,709,787	(484,870)	(1,800,589)
Beginning of period	3,610,591	900,804	16,494,334	18,294,923
End of period	$5,822,118	$3,610,591	$16,009,464	$16,494,334
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,659	$29,452	$25,477	$16,115
Net realized gain (loss)	(369,209)	(61,799)	(244,555)	(93,979)
Change in net unrealized appreciation/depreciation	888,868	(446,699)	499,236	(228,737)
Change in net assets resulting from operations	568,318	(479,046)	280,158	(306,601)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(19,932)	(1,015)	(2,250)	(392)
Class C	(13,519)	(134)	(1,475)	(57)
Class I	(230,748)	(21,141)	(46,550)	(11,480)
Class R5	(43)	(5)	(8)	(1)
Class R6	(26,056)	(4,458)	(3,435)	(2,793)
Total distributions to shareholders	(290,298)	(26,753)	(53,718)	(14,723)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,287,993)	4,737,398	(744,217)	2,606,051
NET ASSETS:
Change in net assets	(1,009,973)	4,231,599	(517,777)	2,284,727
Beginning of period	5,623,467	1,391,868	2,851,293	566,566
End of period	$4,613,494	$5,623,467	$2,333,516	$2,851,293
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$227,848	$50,507	$55,490	$43,443
Net realized gain (loss)	(1,770,410)	1,517,721	145,602	163,503
Change in net unrealized appreciation/depreciation	12,431,756	(9,343,191)	182,427	(382,731)
Change in net assets resulting from operations	10,889,194	(7,774,963)	383,519	(175,785)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(117,896)	(708,158)	(14,725)	(16,253)
Class C	(24,062)	(155,323)	(4,711)	(4,773)
Class I	(364,265)	(1,544,842)	(79,002)	(104,910)
Class R2	(3,100)	(20,184)	(706)	(882)
Class R3	(7,437)	(39,213)	(404)	(34)
Class R4	(6,490)	(31,893)	(34)	(16)
Class R5	(20,860)	(117,247)	(1,559)	(1,981)
Class R6	(676,915)	(2,685,495)	(97,557)	(126,428)
Total distributions to shareholders	(1,221,025)	(5,302,355)	(198,698)	(255,277)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	19,571,678	7,007,636	86,714	(714,390)
NET ASSETS:
Change in net assets	29,239,847	(6,069,682)	271,535	(1,145,452)
Beginning of period	31,346,698	37,416,380	3,196,018	4,341,470
End of period	$60,586,545	$31,346,698	$3,467,553	$3,196,018
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,568	$3,649	$234,891	$158,360
Net realized gain (loss)	10,835	43,442	619,922	1,030,616
Change in net unrealized appreciation/depreciation	4,664	(53,168)	2,704,080	(3,197,370)
Change in net assets resulting from operations	19,067	(6,077)	3,558,893	(2,008,394)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,983)	(14,584)	(77,126)	(181,929)
Class C	(348)	(2,524)	(15,439)	(41,990)
Class I	(5,805)	(30,625)	(111,968)	(202,500)
Class L	—	—	(81,148)	(202,579)
Class R2	(159)	(689)	(10,023)	(26,985)
Class R3	—	—	(7,635)	(18,705)
Class R4	—	—	(2,803)	(6,517)
Class R5	(245)	(1,033)	(47,765)	(115,744)
Class R6	(2,647)	(10,385)	(608,833)	(1,409,196)
Total distributions to shareholders	(12,187)	(59,840)	(962,740)	(2,206,145)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(25,799)	(13,864)	1,970,003	2,977,797
NET ASSETS:
Change in net assets	(18,919)	(79,781)	4,566,156	(1,236,742)
Beginning of period	196,498	276,279	18,606,909	19,843,651
End of period	$177,579	$196,498	$23,173,065	$18,606,909
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,717	$4,062	$2,543	$(2,372)
Net realized gain (loss)	(2,346)	118,280	341,009	528,372
Change in net unrealized appreciation/depreciation	250,354	(316,184)	(28,435)	(746,737)
Change in net assets resulting from operations	253,725	(193,842)	315,117	(220,737)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,541)	(23,478)	(57,958)	(81,344)
Class C	(679)	(5,967)	(8,148)	(10,063)
Class I	(3,403)	(31,685)	(214,694)	(393,194)
Class R2	(1,206)	(9,121)	(1,333)	(1,484)
Class R5	(4,404)	(26,875)	(6,790)	(7,963)
Class R6	(28,012)	(145,336)	(78,294)	(131,817)
Total distributions to shareholders	(41,245)	(242,462)	(367,217)	(625,865)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(42,555)	104,865	(156,551)	(167,574)
NET ASSETS:
Change in net assets	169,925	(331,439)	(208,651)	(1,014,176)
Beginning of period	976,149	1,307,588	1,637,070	2,651,246
End of period	$1,146,074	$976,149	$1,428,419	$1,637,070
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$93,477	$67,233	$1,723	$1,539
Net realized gain (loss)	(57,184)	220,364	(14,145)	(6,428)
Change in net unrealized appreciation/depreciation	1,292,065	(1,102,251)	40,696	(32,779)
Change in net assets resulting from operations	1,328,358	(814,654)	28,274	(37,668)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,208)	(20,391)	(374)	(1,320)
Class C	—	—	(16)	(170)
Class I	(18,484)	(89,423)	(927)	(4,168)
Class R6	(171,013)	(594,375)	(594)	(1,394)
Total distributions to shareholders	(193,705)	(704,189)	(1,911)	(7,052)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(324,672)	3,217,839	(35,768)	114,576
NET ASSETS:
Change in net assets	809,981	1,698,996	(9,405)	69,856
Beginning of period	6,751,038	5,052,042	185,406	115,550
End of period	$7,561,019	$6,751,038	$176,001	$185,406
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,112	$29,730
Net realized gain (loss)	(19,251)	852
Change in net unrealized appreciation/depreciation	380,248	(206,740)
Change in net assets resulting from operations	423,109	(176,158)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15,303)	(17,510)
Class C	(1,362)	(1,448)
Class I	(33,217)	(31,283)
Class R2	(58)	(74)
Class R3	(138)	(246)
Class R4	(44)	(8)
Class R5	(132)	(100)
Class R6	(18,946)	(12,025)
Total distributions to shareholders	(69,200)	(62,694)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,536,668	1,346,195
NET ASSETS:
Change in net assets	1,890,577	1,107,343
Beginning of period	2,814,328	1,706,985
End of period	$4,704,905	$2,814,328
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$461,442	$729,686	$80,596	$82,713
Distributions reinvested	155,671	153,110	8,557	17,193
Cost of shares redeemed	(906,349)	(776,708)	(87,703)	(96,507)
Change in net assets resulting from Class A capital transactions	(289,236)	106,088	1,450	3,399
Class C
Proceeds from shares issued	30,826	107,183	11,116	13,393
Distributions reinvested	34,192	38,831	515	1,551
Cost of shares redeemed	(312,013)	(366,921)	(20,412)	(25,208)
Change in net assets resulting from Class C capital transactions	(246,995)	(220,907)	(8,781)	(10,264)
Class I
Proceeds from shares issued	3,998,322	4,277,091	250,536	1,002,982
Distributions reinvested	648,293	611,196	13,326	34,655
Cost of shares redeemed	(4,342,186)	(4,266,919)	(572,728)	(713,355)
Change in net assets resulting from Class I capital transactions	304,429	621,368	(308,866)	324,282
Class R2
Proceeds from shares issued	19,183	55,288	—	—
Distributions reinvested	3,586	2,523	—	—
Cost of shares redeemed	(23,483)	(25,869)	—	—
Change in net assets resulting from Class R2 capital transactions	(714)	31,942	—	—
Class R3
Proceeds from shares issued	49,432	59,868	—	—
Distributions reinvested	6,709	6,729	—	—
Cost of shares redeemed	(66,619)	(103,259)	—	—
Change in net assets resulting from Class R3 capital transactions	(10,478)	(36,662)	—	—
Class R4
Proceeds from shares issued	98,579	72,823	—	—
Distributions reinvested	9,017	8,137	—	—
Cost of shares redeemed	(73,719)	(107,227)	—	—
Change in net assets resulting from Class R4 capital transactions	33,877	(26,267)	—	—
Class R5
Proceeds from shares issued	213,246	273,919	—	—
Distributions reinvested	51,510	56,256	—	—
Cost of shares redeemed	(357,218)	(616,133)	—	—
Change in net assets resulting from Class R5 capital transactions	(92,462)	(285,958)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$4,246,117	$6,295,923	$1,167,392	$2,125,519
Distributions reinvested	866,095	795,963	92,124	147,435
Cost of shares redeemed	(4,420,001)	(5,099,133)	(1,400,653)	(894,269)
Change in net assets resulting from Class R6 capital transactions	692,211	1,992,753	(141,137)	1,378,685
Total change in net assets resulting from capital transactions	$390,632	$2,182,357	$(457,334)	$1,696,102
SHARE TRANSACTIONS:
Class A
Issued	21,135	32,056	1,350	1,254
Reinvested	7,032	6,715	144	254
Redeemed	(41,471)	(34,107)	(1,464)	(1,462)
Change in Class A Shares	(13,304)	4,664	30	46
Class C
Issued	1,438	4,817	188	203
Reinvested	1,575	1,740	9	23
Redeemed	(14,635)	(16,497)	(346)	(388)
Change in Class C Shares	(11,622)	(9,940)	(149)	(162)
Class I
Issued	179,200	184,268	4,129	15,113
Reinvested	28,756	26,306	225	511
Redeemed	(195,289)	(183,505)	(9,646)	(11,065)
Change in Class I Shares	12,667	27,069	(5,292)	4,559
Class R2
Issued	886	2,393	—	—
Reinvested	163	111	—	—
Redeemed	(1,085)	(1,142)	—	—
Change in Class R2 Shares	(36)	1,362	—	—
Class R3
Issued	2,266	2,633	—	—
Reinvested	303	295	—	—
Redeemed	(3,062)	(4,499)	—	—
Change in Class R3 Shares	(493)	(1,571)	—	—
Class R4
Issued	4,435	3,143	—	—
Reinvested	401	351	—	—
Redeemed	(3,329)	(4,626)	—	—
Change in Class R4 Shares	1,507	(1,132)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	9,554	11,784	—	—
Reinvested	2,284	2,419	—	—
Redeemed	(16,199)	(26,600)	—	—
Change in Class R5 Shares	(4,361)	(12,397)	—	—
Class R6
Issued	190,860	270,256	19,404	32,487
Reinvested	38,463	34,266	1,548	2,194
Redeemed	(198,224)	(219,071)	(23,106)	(13,096)
Change in Class R6 Shares	31,099	85,451	(2,154)	21,585
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$269,194	$903,577	$413,623	$574,974
Distributions reinvested	57,042	51,745	11,121	9,306
Cost of shares redeemed	(822,646)	(133,894)	(949,459)	(592,347)
Change in net assets resulting from Class A capital transactions	(496,410)	821,428	(524,715)	(8,067)
Class C
Proceeds from shares issued	120,242	736,373	32,667	38,503
Distributions reinvested	41,661	42,175	1,340	427
Cost of shares redeemed	(673,497)	(104,072)	(88,050)	(72,125)
Change in net assets resulting from Class C capital transactions	(511,594)	674,476	(54,043)	(33,195)
Class I
Proceeds from shares issued	3,114,570	1,939,110	2,707,387	3,633,533
Distributions reinvested	289,837	107,196	123,008	105,652
Cost of shares redeemed	(1,606,406)	(530,901)	(4,461,761)	(4,412,213)
Change in net assets resulting from Class I capital transactions	1,798,001	1,515,405	(1,631,366)	(673,028)
Class R5
Proceeds from shares issued	537	97	698	1,099
Distributions reinvested	53	11	67	54
Cost of shares redeemed	(46)	(21)	(795)	(1,444)
Change in net assets resulting from Class R5 capital transactions	544	87	(30)	(291)
Class R6
Proceeds from shares issued	1,672,438	61,071	363,419	1,118,361
Distributions reinvested	109,541	950	9,007	8,295
Cost of shares redeemed	(341,534)	(11,151)	(598,634)	(964,727)
Change in net assets resulting from Class R6 capital transactions	1,440,445	50,870	(226,208)	161,929
Total change in net assets resulting from capital transactions	$2,230,986	$3,062,266	$(2,436,362)	$(552,652)
SHARE TRANSACTIONS:
Class A
Issued	19,716	59,643	16,545	22,386
Reinvested	4,202	3,498	447	362
Redeemed	(61,516)	(8,945)	(38,851)	(23,352)
Change in Class A Shares	(37,598)	54,196	(21,859)	(604)
Class C
Issued	8,815	48,586	1,266	1,483
Reinvested	3,068	2,850	55	17
Redeemed	(50,406)	(7,026)	(3,555)	(2,834)
Change in Class C Shares	(38,523)	44,410	(2,234)	(1,334)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	228,048	129,090	105,360	139,740
Reinvested	21,311	7,228	4,890	4,091
Redeemed	(118,698)	(35,676)	(178,074)	(172,020)
Change in Class I Shares	130,661	100,642	(67,824)	(28,189)
Class R5
Issued	39	6	27	41
Reinvested	4	1	3	2
Redeemed	(3)	(1)	(31)	(56)
Change in Class R5 Shares	40	6	(1)	(13)
Class R6
Issued	125,253	3,994	14,409	42,491
Reinvested	8,022	64	357	320
Redeemed	(25,171)	(741)	(23,593)	(37,604)
Change in Class R6 Shares	108,104	3,317	(8,827)	5,207
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$137,526	$365,352	$58,361	$152,621
Distributions reinvested	19,929	1,015	2,244	390
Cost of shares redeemed	(195,721)	(92,936)	(62,266)	(48,794)
Change in net assets resulting from Class A capital transactions	(38,266)	273,431	(1,661)	104,217
Class C
Proceeds from shares issued	45,876	235,920	37,075	100,232
Distributions reinvested	13,509	134	1,466	57
Cost of shares redeemed	(79,358)	(28,929)	(39,960)	(10,009)
Change in net assets resulting from Class C capital transactions	(19,973)	207,125	(1,419)	90,280
Class I
Proceeds from shares issued	2,380,852	5,016,234	1,619,694	2,794,989
Distributions reinvested	228,481	21,057	46,107	11,423
Cost of shares redeemed	(3,279,976)	(1,543,931)	(2,185,835)	(817,648)
Change in net assets resulting from Class I capital transactions	(670,643)	3,493,360	(520,034)	1,988,764
Class R5
Proceeds from shares issued	159	152	351	125
Distributions reinvested	43	5	8	1
Cost of shares redeemed	(62)	(10)	(470)	(3)
Change in net assets resulting from Class R5 capital transactions	140	147	(111)	123
Class R6
Proceeds from shares issued	647,862	1,278,117	181,537	599,903
Distributions reinvested	25,748	4,411	3,314	2,790
Cost of shares redeemed	(1,232,861)	(519,193)	(405,843)	(180,026)
Change in net assets resulting from Class R6 capital transactions	(559,251)	763,335	(220,992)	422,667
Total change in net assets resulting from capital transactions	$(1,287,993)	$4,737,398	$(744,217)	$2,606,051
SHARE TRANSACTIONS:
Class A
Issued	9,036	22,315	4,028	9,510
Reinvested	1,389	64	155	25
Redeemed	(13,121)	(5,841)	(4,278)	(3,149)
Change in Class A Shares	(2,696)	16,538	(95)	6,386
Class C
Issued	3,079	14,471	2,567	6,240
Reinvested	946	9	101	4
Redeemed	(5,360)	(1,814)	(2,750)	(648)
Change in Class C Shares	(1,335)	12,666	(82)	5,596
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	159,350	308,174	112,208	175,714
Reinvested	15,870	1,329	3,178	739
Redeemed	(220,794)	(97,196)	(149,700)	(52,035)
Change in Class I Shares	(45,574)	212,307	(34,314)	124,418
Class R5
Issued	10	11	25	8
Reinvested	3	—	1	—
Redeemed	(4)	(1)	(33)	—
Change in Class R5 Shares	9	10	(7)	8
Class R6
Issued	44,429	80,367	12,796	37,661
Reinvested	1,780	281	227	179
Redeemed	(81,465)	(31,566)	(27,983)	(11,135)
Change in Class R6 Shares	(35,256)	49,082	(14,960)	26,705
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$870,898	$884,596	$91,301	$95,190
Distributions reinvested	109,274	647,832	14,411	15,868
Cost of shares redeemed	(804,852)	(1,080,397)	(65,188)	(63,146)
Change in net assets resulting from Class A capital transactions	175,320	452,031	40,524	47,912
Class C
Proceeds from shares issued	103,505	144,403	29,810	38,979
Distributions reinvested	22,030	142,887	4,710	4,769
Cost of shares redeemed	(149,550)	(201,740)	(26,960)	(16,037)
Change in net assets resulting from Class C capital transactions	(24,015)	85,550	7,560	27,711
Class I
Proceeds from shares issued	6,518,736	4,068,962	699,307	1,016,347
Distributions reinvested	336,415	1,417,105	74,628	102,595
Cost of shares redeemed	(3,306,703)	(3,159,637)	(822,548)	(1,102,687)
Change in net assets resulting from Class I capital transactions	3,548,448	2,326,430	(48,613)	16,255
Class R2
Proceeds from shares issued	41,401	30,734	3,171	5,688
Distributions reinvested	3,038	19,387	703	879
Cost of shares redeemed	(28,556)	(44,228)	(3,162)	(3,741)
Change in net assets resulting from Class R2 capital transactions	15,883	5,893	712	2,826
Class R3
Proceeds from shares issued	160,354	103,911	5,295	6,937
Distributions reinvested	5,057	25,509	404	35
Cost of shares redeemed	(70,463)	(95,868)	(1,334)	(671)
Change in net assets resulting from Class R3 capital transactions	94,948	33,552	4,365	6,301
Class R4
Proceeds from shares issued	351,742	74,719	770	448
Distributions reinvested	6,116	30,607	34	16
Cost of shares redeemed	(74,599)	(103,146)	(80)	(52)
Change in net assets resulting from Class R4 capital transactions	283,259	2,180	724	412
Class R5
Proceeds from shares issued	328,090	107,123	11,223	10,080
Distributions reinvested	20,245	114,077	1,519	1,960
Cost of shares redeemed	(183,419)	(270,483)	(7,261)	(10,433)
Change in net assets resulting from Class R5 capital transactions	164,916	(49,283)	5,481	1,607
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	137

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$18,301,512	$5,208,807	$429,363	$423,123
Distributions reinvested	651,685	2,586,303	94,910	121,735
Cost of shares redeemed	(3,640,278)	(3,643,827)	(448,312)	(1,362,272)
Change in net assets resulting from Class R6 capital transactions	15,312,919	4,151,283	75,961	(817,414)
Total change in net assets resulting from capital transactions	$19,571,678	$7,007,636	$86,714	$(714,390)
SHARE TRANSACTIONS:
Class A
Issued	18,541	15,300	4,907	4,825
Reinvested	2,391	10,841	772	850
Redeemed	(17,198)	(18,900)	(3,518)	(3,200)
Change in Class A Shares	3,734	7,241	2,161	2,475
Class C
Issued	3,313	3,495	1,685	2,075
Reinvested	728	3,546	266	270
Redeemed	(4,826)	(5,181)	(1,534)	(857)
Change in Class C Shares	(785)	1,860	417	1,488
Class I
Issued	135,810	73,523	38,688	53,097
Reinvested	7,184	23,118	4,089	5,605
Redeemed	(68,687)	(54,269)	(45,461)	(56,544)
Change in Class I Shares	74,307	42,372	(2,684)	2,158
Class R2
Issued	944	544	173	289
Reinvested	71	344	38	48
Redeemed	(653)	(819)	(173)	(193)
Change in Class R2 Shares	362	69	38	144
Class R3
Issued	3,392	1,788	289	375
Reinvested	110	424	22	2
Redeemed	(1,484)	(1,671)	(73)	(34)
Change in Class R3 Shares	2,018	541	238	343
Class R4
Issued	7,214	1,218	40	23
Reinvested	131	500	2	1
Redeemed	(1,548)	(1,802)	(4)	(3)
Change in Class R4 Shares	5,797	(84)	38	21
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	6,625	1,736	611	512
Reinvested	417	1,799	82	105
Redeemed	(3,725)	(4,277)	(395)	(531)
Change in Class R5 Shares	3,317	(742)	298	86
Class R6
Issued	361,060	85,434	23,620	21,980
Reinvested	13,285	40,298	5,183	6,609
Redeemed	(71,808)	(59,337)	(24,411)	(68,921)
Change in Class R6 Shares	302,537	66,395	4,392	(40,332)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	139

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,640	$4,279	$447,790	$482,477
Distributions reinvested	2,875	14,005	72,047	169,592
Cost of shares redeemed	(12,011)	(13,163)	(389,511)	(353,120)
Change in net assets resulting from Class A capital transactions	(4,496)	5,121	130,326	298,949
Class C
Proceeds from shares issued	132	202	86,563	120,939
Distributions reinvested	348	2,517	15,033	40,972
Cost of shares redeemed	(3,889)	(4,058)	(99,064)	(93,186)
Change in net assets resulting from Class C capital transactions	(3,409)	(1,339)	2,532	68,725
Class I
Proceeds from shares issued	8,707	8,287	1,766,425	1,070,339
Distributions reinvested	5,763	30,407	108,259	194,327
Cost of shares redeemed	(28,654)	(38,846)	(791,861)	(712,132)
Change in net assets resulting from Class I capital transactions	(14,184)	(152)	1,082,823	552,534
Class L
Proceeds from shares issued	—	—	652,290	395,544
Distributions reinvested	—	—	76,174	188,644
Cost of shares redeemed	—	—	(394,900)	(546,594)
Change in net assets resulting from Class L capital transactions	—	—	333,564	37,594
Class R2
Proceeds from shares issued	269	589	43,961	37,995
Distributions reinvested	159	689	10,005	26,872
Cost of shares redeemed	(664)	(826)	(47,733)	(63,181)
Change in net assets resulting from Class R2 capital transactions	(236)	452	6,233	1,686
Class R3
Proceeds from shares issued	—	—	34,649	42,673
Distributions reinvested	—	—	6,932	17,015
Cost of shares redeemed	—	—	(29,102)	(41,106)
Change in net assets resulting from Class R3 capital transactions	—	—	12,479	18,582
Class R4
Proceeds from shares issued	—	—	11,525	29,348
Distributions reinvested	—	—	2,803	6,517
Cost of shares redeemed	—	—	(10,175)	(12,601)
Change in net assets resulting from Class R4 capital transactions	—	—	4,153	23,264
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$690	$629	$188,486	$150,643
Distributions reinvested	245	1,031	45,328	108,890
Cost of shares redeemed	(890)	(928)	(177,217)	(227,974)
Change in net assets resulting from Class R5 capital transactions	45	732	56,597	31,559
Class R6
Proceeds from shares issued	8,609	14,684	3,077,550	3,344,796
Distributions reinvested	2,647	10,380	593,789	1,391,583
Cost of shares redeemed	(14,775)	(43,742)	(3,330,043)	(2,791,475)
Change in net assets resulting from Class R6 capital transactions	(3,519)	(18,678)	341,296	1,944,904
Total change in net assets resulting from capital transactions	$(25,799)	$(13,864)	$1,970,003	$2,977,797
SHARE TRANSACTIONS:
Class A
Issued	170	133	24,678	22,953
Reinvested	106	473	4,026	7,869
Redeemed	(445)	(409)	(21,468)	(16,917)
Change in Class A Shares	(169)	197	7,236	13,905
Class C
Issued	5	7	5,013	5,981
Reinvested	13	87	885	1,991
Redeemed	(146)	(132)	(5,767)	(4,695)
Change in Class C Shares	(128)	(38)	131	3,277
Class I
Issued	320	259	95,392	51,626
Reinvested	210	1,014	6,018	8,991
Redeemed	(1,055)	(1,241)	(43,699)	(34,649)
Change in Class I Shares	(525)	32	57,711	25,968
Class L
Issued	—	—	35,876	18,648
Reinvested	—	—	4,224	8,703
Redeemed	—	—	(21,679)	(25,845)
Change in Class L Shares	—	—	18,421	1,506
Class R2
Issued	10	19	2,468	1,831
Reinvested	6	24	567	1,262
Redeemed	(25)	(25)	(2,652)	(3,011)
Change in Class R2 Shares	(9)	18	383	82
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	141

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	—	—	1,914	2,026
Reinvested	—	—	389	793
Redeemed	—	—	(1,610)	(1,947)
Change in Class R3 Shares	—	—	693	872
Class R4
Issued	—	—	637	1,342
Reinvested	—	—	156	302
Redeemed	—	—	(556)	(597)
Change in Class R4 Shares	—	—	237	1,047
Class R5
Issued	25	20	10,332	7,164
Reinvested	9	34	2,514	5,022
Redeemed	(32)	(30)	(9,698)	(10,744)
Change in Class R5 Shares	2	24	3,148	1,442
Class R6
Issued	308	454	168,222	158,265
Reinvested	96	345	32,849	64,061
Redeemed	(539)	(1,239)	(180,944)	(130,138)
Change in Class R6 Shares	(135)	(440)	20,127	92,188
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,107	$19,969	$28,119	$32,817
Distributions reinvested	2,539	17,212	53,749	75,295
Cost of shares redeemed	(15,249)	(21,806)	(76,362)	(87,007)
Change in net assets resulting from Class A capital transactions	2,397	15,375	5,506	21,105
Class C
Proceeds from shares issued	932	1,206	7,658	8,585
Distributions reinvested	635	5,682	7,861	9,642
Cost of shares redeemed	(11,538)	(7,337)	(10,466)	(12,318)
Change in net assets resulting from Class C capital transactions	(9,971)	(449)	5,053	5,909
Class I
Proceeds from shares issued	14,330	24,295	190,588	207,573
Distributions reinvested	3,062	29,393	207,578	379,324
Cost of shares redeemed	(20,892)	(84,539)	(502,036)	(792,690)
Change in net assets resulting from Class I capital transactions	(3,500)	(30,851)	(103,870)	(205,793)
Class R2
Proceeds from shares issued	6,941	8,001	932	794
Distributions reinvested	1,201	9,089	1,322	1,468
Cost of shares redeemed	(9,408)	(14,963)	(776)	(1,302)
Change in net assets resulting from Class R2 capital transactions	(1,266)	2,127	1,478	960
Class R5
Proceeds from shares issued	9,640	11,706	6,570	7,576
Distributions reinvested	4,399	26,832	6,610	7,761
Cost of shares redeemed	(19,110)	(56,584)	(9,338)	(10,062)
Change in net assets resulting from Class R5 capital transactions	(5,071)	(18,046)	3,842	5,275
Class R6
Proceeds from shares issued	30,435	91,331	55,234	85,411
Distributions reinvested	27,159	140,885	60,993	95,950
Cost of shares redeemed	(82,738)	(95,507)	(184,787)	(176,391)
Change in net assets resulting from Class R6 capital transactions	(25,144)	136,709	(68,560)	4,970
Total change in net assets resulting from capital transactions	$(42,555)	$104,865	$(156,551)	$(167,574)
SHARE TRANSACTIONS:
Class A
Issued	289	309	1,779	1,372
Reinvested	50	258	3,614	3,292
Redeemed	(292)	(339)	(4,676)	(3,827)
Change in Class A Shares	47	228	717	837
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	143

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class C
Issued	19	19	586	418
Reinvested	13	88	653	490
Redeemed	(235)	(120)	(781)	(612)
Change in Class C Shares	(203)	(13)	458	296
Class I
Issued	260	370	10,925	8,504
Reinvested	59	427	13,301	16,025
Redeemed	(388)	(1,296)	(28,938)	(34,415)
Change in Class I Shares	(69)	(499)	(4,712)	(9,886)
Class R2
Issued	140	127	62	32
Reinvested	25	141	100	70
Redeemed	(186)	(243)	(56)	(56)
Change in Class R2 Shares	(21)	25	106	46
Class R5
Issued	181	173	380	326
Reinvested	87	398	417	324
Redeemed	(356)	(768)	(550)	(424)
Change in Class R5 Shares	(88)	(197)	247	226
Class R6
Issued	577	1,476	3,259	3,406
Reinvested	539	2,090	3,845	4,010
Redeemed	(1,499)	(1,286)	(10,572)	(7,397)
Change in Class R6 Shares	(383)	2,280	(3,468)	19
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,435	$43,303	$9,354	$27,657
Distributions reinvested	4,183	20,245	369	1,294
Cost of shares redeemed	(60,266)	(62,282)	(8,610)	(7,152)
Change in net assets resulting from Class A capital transactions	3,352	1,266	1,113	21,799
Class C
Proceeds from shares issued	—	—	539	3,680
Distributions reinvested	—	—	16	170
Cost of shares redeemed	—	—	(1,594)	(1,826)
Change in net assets resulting from Class C capital transactions	—	—	(1,039)	2,024
Class I
Proceeds from shares issued	191,101	217,181	20,832	115,790
Distributions reinvested	13,147	61,537	878	4,010
Cost of shares redeemed	(207,381)	(196,491)	(57,225)	(58,741)
Change in net assets resulting from Class I capital transactions	(3,133)	82,227	(35,515)	61,059
Class R6
Proceeds from shares issued	1,057,579	3,036,307	8,925	34,299
Distributions reinvested	170,226	592,731	594	1,393
Cost of shares redeemed	(1,552,696)	(494,692)	(9,846)	(5,998)
Change in net assets resulting from Class R6 capital transactions	(324,891)	3,134,346	(327)	29,694
Total change in net assets resulting from capital transactions	$(324,672)	$3,217,839	$(35,768)	$114,576
SHARE TRANSACTIONS:
Class A
Issued	1,955	1,280	180	463
Reinvested	139	572	7	21
Redeemed	(1,984)	(1,752)	(167)	(125)
Change in Class A Shares	110	100	20	359
Class C
Issued	—	—	11	61
Reinvested	—	—	— (a)	3
Redeemed	—	—	(31)	(32)
Change in Class C Shares	—	—	(20)	32
Class I
Issued	6,178	6,105	394	1,929
Reinvested	430	1,716	18	63
Redeemed	(6,761)	(5,545)	(1,115)	(1,046)
Change in Class I Shares	(153)	2,276	(703)	946

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	145

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	34,312	88,874	172	578
Reinvested	5,576	16,596	12	22
Redeemed	(50,162)	(13,867)	(187)	(104)
Change in Class R6 Shares	(10,274)	91,603	(3)	496
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$363,877	$314,010
Distributions reinvested	14,245	16,637
Cost of shares redeemed	(140,778)	(71,928)
Change in net assets resulting from Class A capital transactions	237,344	258,719
Class C
Proceeds from shares issued	45,980	50,471
Distributions reinvested	1,236	1,297
Cost of shares redeemed	(20,110)	(11,285)
Change in net assets resulting from Class C capital transactions	27,106	40,483
Class I
Proceeds from shares issued	1,253,780	1,347,016
Distributions reinvested	30,966	28,112
Cost of shares redeemed	(693,499)	(675,873)
Change in net assets resulting from Class I capital transactions	591,247	699,255
Class R2
Proceeds from shares issued	3,112	2,732
Distributions reinvested	58	74
Cost of shares redeemed	(1,755)	(945)
Change in net assets resulting from Class R2 capital transactions	1,415	1,861
Class R3
Proceeds from shares issued	3,676	10,796
Distributions reinvested	99	216
Cost of shares redeemed	(5,504)	(2,711)
Change in net assets resulting from Class R3 capital transactions	(1,729)	8,301
Class R4
Proceeds from shares issued	4,367	292
Distributions reinvested	44	8
Cost of shares redeemed	(169)	(137)
Change in net assets resulting from Class R4 capital transactions	4,242	163
Class R5
Proceeds from shares issued	4,305	5,175
Distributions reinvested	121	99
Cost of shares redeemed	(740)	(584)
Change in net assets resulting from Class R5 capital transactions	3,686	4,690
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	147

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$852,611	$391,201
Distributions reinvested	18,413	11,652
Cost of shares redeemed	(197,667)	(70,130)
Change in net assets resulting from Class R6 capital transactions	673,357	332,723
Total change in net assets resulting from capital transactions	$1,536,668	$1,346,195
SHARE TRANSACTIONS:
Class A
Issued	5,665	4,783
Reinvested	224	255
Redeemed	(2,191)	(1,108)
Change in Class A Shares	3,698	3,930
Class C
Issued	813	868
Reinvested	22	22
Redeemed	(356)	(195)
Change in Class C Shares	479	695
Class I
Issued	18,365	19,213
Reinvested	458	406
Redeemed	(10,212)	(9,783)
Change in Class I Shares	8,611	9,836
Class R2
Issued	47	41
Reinvested	1	1
Redeemed	(27)	(14)
Change in Class R2 Shares	21	28
Class R3
Issued	57	152
Reinvested	1	3
Redeemed	(79)	(40)
Change in Class R3 Shares	(21)	115
Class R4
Issued	62	4
Reinvested	1	—
Redeemed	(2)	(2)
Change in Class R4 Shares	61	2
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	64	72
Reinvested	2	1
Redeemed	(11)	(8)
Change in Class R5 Shares	55	65
Class R6
Issued	12,341	5,559
Reinvested	269	167
Redeemed	(2,856)	(1,004)
Change in Class R6 Shares	9,754	4,722
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	149

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$315,117
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(1,166,023)
Proceeds from disposition of investment securities	1,793,195
Covers of investment securities sold short	(597,154)
Proceeds from investment securities sold short	518,848
Purchases of short-term investments — affiliates, net	(23,963)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(15,708)
Change in unrealized (appreciation)/depreciation on investment securities sold short	44,309
Net realized (gain)/loss on investments in non-affiliates	(332,111)
Net realized (gain)/loss on investments in affiliates	(17)
Net realized (gain)/loss on securities sold short	(10,745)
Increase in dividends receivable from affiliates	(4)
Decrease in dividends receivable from non-affiliates	602
Increase in variation margin receivable	(130)
Decrease in dividend expense payable to non-affiliates on securities sold short	(268)
Decrease in interest expense payable to non-affiliates on securities sold short	(45)
Decrease in due to broker for securities sold short	(7)
Decrease in investment advisory fees payable	(217)
Decrease in administration fees payable	(49)
Decrease in distribution fees payable	(4)
Decrease in service fees payable	(116)
Increase in custodian and accounting fees payable	14
Decrease in other accrued expenses payable	(30)
Net cash provided (used) by operating activities	525,494
Cash flows provided (used) by financing activities:
Proceeds from shares issued	288,367
Payment for shares redeemed	(784,116)
Cash distributions paid to shareholders (net of reinvestments $338,113)	(29,104)
Net cash provided (used) by financing activities	(524,853)
Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	641
Restricted and unrestricted cash and foreign currency at beginning of period	43
Restricted and unrestricted cash and foreign currency at end of period	$684

Supplemental disclosure of cash flow information:
For the period ended June 30, 2023 the Fund paid approximately $2,130 in interest expense.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Large Cap Funds	June 30, 2023

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statements of Assets and Liabilities:
	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Large Cap Core Plus Fund
	June 30, 2022	June 30, 2023
Cash	$37	$80
Foreign currency, at value	6	—
Deposits at broker:
Futures contracts	—	604
	$43	$684
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2023	$21.15	$0.40	$1.11	$1.51	$(0.42)	$(0.39)	$(0.81)
Year Ended June 30, 2022	22.34	0.34	(0.76)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.22	0.29	6.12	6.41	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Class C
Year Ended June 30, 2023	20.68	0.28	1.09	1.37	(0.31)	(0.39)	(0.70)
Year Ended June 30, 2022	21.87	0.22	(0.75)	(0.53)	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Class I
Year Ended June 30, 2023	21.56	0.46	1.13	1.59	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2022	22.76	0.40	(0.77)	(0.37)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Class R2
Year Ended June 30, 2023	21.04	0.34	1.10	1.44	(0.36)	(0.39)	(0.75)
Year Ended June 30, 2022	22.23	0.29	(0.77)	(0.48)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Class R3
Year Ended June 30, 2023	21.13	0.40	1.11	1.51	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2022	22.32	0.33	(0.75)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Class R4
Year Ended June 30, 2023	21.54	0.46	1.14	1.60	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2022	22.75	0.40	(0.78)	(0.38)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Class R5
Year Ended June 30, 2023	21.58	0.50	1.12	1.62	(0.50)	(0.39)	(0.89)
Year Ended June 30, 2022	22.78	0.43	(0.77)	(0.34)	(0.42)	(0.44)	(0.86)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Class R6
Year Ended June 30, 2023	21.56	0.52	1.13	1.65	(0.53)	(0.39)	(0.92)
Year Ended June 30, 2022	22.76	0.46	(0.77)	(0.31)	(0.45)	(0.44)	(0.89)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$21.85	7.12%	$4,423,141	0.95%	1.83%	0.95%	8%
21.15	(2.10)	4,562,270	0.95	1.49	0.95	15
22.34	39.81	4,715,916	0.96	1.48	0.96	16
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23

21.35	6.60	997,751	1.45	1.32	1.45	8
20.68	(2.63)	1,206,824	1.45	0.97	1.45	15
21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23

22.29	7.38	18,495,976	0.70	2.08	0.70	8
21.56	(1.87)	17,614,254	0.70	1.74	0.70	15
22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23

21.73	6.84	104,930	1.20	1.57	1.21	8
21.04	(2.36)	102,353	1.21	1.28	1.21	15
22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23

21.83	7.13	229,745	0.95	1.83	0.95	8
21.13	(2.10)	232,772	0.95	1.47	0.95	15
22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23

22.28	7.44	252,731	0.70	2.09	0.70	8
21.54	(1.91)	211,963	0.70	1.73	0.70	15
22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23

22.31	7.54	1,247,583	0.55	2.23	0.55	8
21.58	(1.72)	1,300,595	0.55	1.87	0.55	15
22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23

22.29	7.65	22,139,090	0.45	2.34	0.45	8
21.56	(1.62)	20,740,383	0.45	1.99	0.45	15
22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Year Ended June 30, 2023	$56.74	$0.75	$9.94	$10.69	$(0.76)	$(0.01)	$(0.77)
Year Ended June 30, 2022	65.24	0.65	(7.60)	(6.95)	(0.62)	(0.93)	(1.55)
Year Ended June 30, 2021	47.11	0.62	18.24	18.86	(0.73)	—	(0.73)
Year Ended June 30, 2020	44.90	0.91	2.20	3.11	(0.81)	(0.09)	(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Class C
Year Ended June 30, 2023	56.14	0.39	9.83	10.22	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2022	64.55	0.25	(7.51)	(7.26)	(0.22)	(0.93)	(1.15)
Year Ended June 30, 2021	46.65	0.28	18.00	18.28	(0.38)	—	(0.38)
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Class I
Year Ended June 30, 2023	56.81	0.90	9.96	10.86	(0.90)	(0.01)	(0.91)
Year Ended June 30, 2022	65.33	0.81	(7.62)	(6.81)	(0.78)	(0.93)	(1.71)
Year Ended June 30, 2021	47.22	0.77	18.21	18.98	(0.87)	—	(0.87)
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Class R6
Year Ended June 30, 2023	56.83	1.00	9.95	10.95	(1.00)	(0.01)	(1.01)
Year Ended June 30, 2022	65.35	0.92	(7.62)	(6.70)	(0.89)	(0.93)	(1.82)
Year Ended June 30, 2021	47.21	0.85	18.25	19.10	(0.96)	—	(0.96)
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Net expenses for Class R6 Shares are 0.045% for the year ended June 30, 2023, 0.045% for the year ended June 30, 2022, 0.044% for the year ended June 30,
2021, 0.044% for the year ended June 30, 2020 and 0.043% for the year ended June 30, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$66.66	19.01%	$770,835	0.45%	1.25%	0.65%	15%
56.74	(11.02)	654,422	0.45	0.98	0.65	11
65.24	40.28	749,440	0.45	1.10	0.66	26
47.11	7.02	572,292	0.45	1.97	0.66	15
44.90	9.87	602,186	0.45	1.68	0.66	6

65.96	18.31	92,084	1.05	0.65	1.13	15
56.14	(11.55)	86,737	1.05	0.37	1.13	11
64.55	39.35	110,184	1.05	0.50	1.13	26
46.65	6.42	102,864	1.05	1.37	1.14	15
44.45	9.23	96,605	1.05	1.10	1.13	6

66.76	19.34	964,430	0.20	1.50	0.38	15
56.81	(10.81)	1,121,519	0.20	1.22	0.38	11
65.33	40.48	991,703	0.20	1.37	0.38	26
47.22	7.40	1,022,318	0.20	2.21	0.38	15
44.97	10.16	791,881	0.20	1.94	0.38	6

66.77	19.51	6,194,790	0.05 (d)	1.65	0.13	15
56.83	(10.67)	5,395,106	0.05 (d)	1.39	0.13	11
65.35	40.77	4,793,114	0.04 (d)	1.49	0.13	26
47.21	7.52	3,306,397	0.04 (d)	2.38	0.13	15
44.98	10.33	3,019,734	0.04 (d)	2.11	0.13	6
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Equity Premium Income Fund
Class A
Year Ended June 30, 2023	$13.79	$1.53	$(0.13)	$1.40	$(1.47)	$13.72
Year Ended June 30, 2022	15.23	1.46	(1.56)	(0.10)	(1.34)	13.79
Year Ended June 30, 2021	12.96	1.26	2.40	3.66	(1.39)	15.23
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92
Class C
Year Ended June 30, 2023	13.79	1.48	(0.15)	1.33	(1.40)	13.72
Year Ended June 30, 2022	15.23	1.38	(1.56)	(0.18)	(1.26)	13.79
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)	15.23
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92
Class I
Year Ended June 30, 2023	13.80	1.46	(0.03)	1.43	(1.51)	13.72
Year Ended June 30, 2022	15.23	1.48	(1.54)	(0.06)	(1.37)	13.80
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)	15.23
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92
Class R5
Year Ended June 30, 2023	13.79	1.45	0.01	1.46	(1.53)	13.72
Year Ended June 30, 2022	15.23	1.48	(1.52)	(0.04)	(1.40)	13.79
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)	15.23
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92
Class R6
Year Ended June 30, 2023	13.80	1.45	0.01	1.46	(1.54)	13.72
Year Ended June 30, 2022	15.23	1.50	(1.52)	(0.02)	(1.41)	13.80
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)	15.23
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Large Cap Funds	June 30, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

10.79%	$384,446	0.85%	11.18%	0.85%	189%
(1.05)	905,284	0.85	9.76	0.88	188
29.67	174,085	0.85	8.61	0.91	217
(3.78)	12,904	0.85	14.21	1.11	236
5.95	125	0.85 (g)	7.90 (g)	1.80 (g)	43

10.24	223,339	1.35	10.84	1.35	189
(1.54)	756,008	1.35	9.19	1.38	188
29.03	158,340	1.34	7.76	1.40	217
(4.26)	4,710	1.35	11.77	1.61	236
5.50	21	1.35 (g)	7.14 (g)	2.26 (g)	43

10.98	3,641,748	0.60	10.72	0.61	189
(0.73)	1,859,617	0.60	9.83	0.63	188
29.97	519,976	0.60	9.62	0.69	217
(3.57)	173,409	0.60	11.40	0.91	236
6.15	54,045	0.60 (g)	7.89 (g)	1.13 (g)	43

11.23	712	0.45	10.69	0.46	189
(0.66)	160	0.45	9.82	0.50	188
30.16	88	0.45	9.54	0.56	217
(3.43)	21	0.45	10.37	0.83	236
6.28	21	0.45 (g)	8.04 (g)	1.36 (g)	43

11.26	1,571,873	0.35	10.68	0.35	189
(0.49)	89,522	0.35	9.93	0.37	188
30.29	48,315	0.35	9.99	0.44	217
(3.33)	686	0.35	13.60	0.59	236
6.37	21	0.35 (g)	8.14 (g)	1.26 (g)	43
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2023	$24.20	$0.20	$3.38	$3.58	$(0.21)	$27.57
Year Ended June 30, 2022	25.90	0.13	(1.70)	(1.57)	(0.13)	24.20
Year Ended June 30, 2021	21.83	0.15	4.11	4.26	(0.19)	25.90
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)	21.83
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23
Class C
Year Ended June 30, 2023	24.02	0.08	3.35	3.43	(0.08)	27.37
Year Ended June 30, 2022	25.72	—	(1.68)	(1.68)	(0.02)	24.02
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)	25.72
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)	21.70
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10
Class I
Year Ended June 30, 2023	24.28	0.27	3.38	3.65	(0.27)	27.66
Year Ended June 30, 2022	25.98	0.20	(1.70)	(1.50)	(0.20)	24.28
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)	25.98
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)	21.90
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28
Class R5
Year Ended June 30, 2023	24.32	0.31	3.39	3.70	(0.31)	27.71
Year Ended June 30, 2022	26.02	0.24	(1.70)	(1.46)	(0.24)	24.32
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)	26.02
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)	21.93
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32
Class R6
Year Ended June 30, 2023	24.33	0.33	3.40	3.73	(0.33)	27.73
Year Ended June 30, 2022	26.04	0.27	(1.72)	(1.45)	(0.26)	24.33
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)	26.04
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)	21.95
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Large Cap Funds	June 30, 2023

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

14.87%	$1,274,360	0.83%	0.80%	0.83%	27%
(6.08)	1,647,387	0.83	0.52	0.83	44
19.58	1,778,457	0.83	0.61	0.84	39
8.89	473,314	0.85	1.35	0.86	68
5.12	296,242	0.85	1.02	0.87	48

14.32	436,623	1.33	0.30	1.33	27
(6.53)	436,891	1.33	0.02	1.33	44
18.93	502,120	1.33	0.14	1.33	39
8.40	246,741	1.35	0.84	1.36	68
4.60	158,602	1.35	0.55	1.37	48

15.15	12,697,762	0.58	1.05	0.58	27
(5.83)	12,790,417	0.58	0.77	0.58	44
19.83	14,416,679	0.58	0.89	0.58	39
9.21	7,167,488	0.59	1.59	0.60	68
5.39	4,214,453	0.60	1.30	0.61	48

15.34	6,044	0.43	1.21	0.43	27
(5.68)	5,335	0.43	0.92	0.43	44
20.01	6,024	0.44	1.03	0.45	39
9.30	2,964	0.45	1.74	0.59	68
5.57	1,893	0.45	1.46	0.95	48

15.49	1,594,675	0.33	1.30	0.33	27
(5.61)	1,614,304	0.33	1.02	0.33	44
20.11	1,591,643	0.33	1.14	0.34	39
9.50	851,085	0.35	1.87	0.35	68
5.69	384,616	0.35	1.56	0.37	48
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 2 Fund
Class A
Year Ended June 30, 2023	$14.87	$0.11	$1.70	$1.81	$(0.12)	$(0.82)	$(0.94)
Year Ended June 30, 2022	15.97	0.09	(1.12)	(1.03)	(0.07)	—	(0.07)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.01)	—	(0.01)
Class C
Year Ended June 30, 2023	14.84	0.04	1.69	1.73	(0.05)	(0.82)	(0.87)
Year Ended June 30, 2022	15.95	0.01	(1.11)	(1.10)	(0.01)	—	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	— (h)	0.95	0.95	— (h)	—	—
Class I
Year Ended June 30, 2023	14.89	0.15	1.70	1.85	(0.16)	(0.82)	(0.98)
Year Ended June 30, 2022	15.98	0.13	(1.12)	(0.99)	(0.10)	—	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Year Ended June 30, 2023	14.89	0.17	1.70	1.87	(0.18)	(0.82)	(1.00)
Year Ended June 30, 2022	15.98	0.15	(1.12)	(0.97)	(0.12)	—	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Year Ended June 30, 2023	14.90	0.18	1.70	1.88	(0.19)	(0.82)	(1.01)
Year Ended June 30, 2022	15.99	0.18	(1.13)	(0.95)	(0.14)	—	(0.14)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.96	1.01	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.74	12.79%	$269,965	0.85%	0.76%	0.86%	35%
14.87	(6.49)	295,220	0.85	0.57	0.88	39
15.97	6.54	52,880	0.85 (g)	0.57 (g)	0.92 (g)	6

15.70	12.21	234,378	1.35	0.25	1.36	35
14.84	(6.90)	241,375	1.35	0.07	1.38	39
15.95	6.36	57,423	1.35 (g)	0.05 (g)	1.43 (g)	6

15.76	13.06	3,631,690	0.60	1.00	0.61	35
14.89	(6.22)	4,110,283	0.60	0.81	0.62	39
15.98	6.63	1,018,781	0.60 (g)	0.80 (g)	0.70 (g)	6

15.76	13.24	820	0.45	1.16	0.46	35
14.89	(6.10)	636	0.45	0.92	0.47	39
15.98	6.66	536	0.45 (g)	0.99 (g)	0.88 (g)	6

15.77	13.34	476,641	0.35	1.20	0.36	35
14.90	(6.01)	975,953	0.35	1.12	0.38	39
15.99	6.75	262,248	0.35 (g)	1.04 (g)	0.43 (g)	6
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 3 Fund
Class A
Year Ended June 30, 2023	$14.34	$0.11	$1.45	$1.56	$(0.12)	$(0.15)	$(0.27)
Year Ended June 30, 2022	15.96	0.09	(1.65)	(1.56)	(0.06)	—	(0.06)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.02)	—	(0.02)
Class C
Year Ended June 30, 2023	14.30	0.04	1.44	1.48	(0.04)	(0.15)	(0.19)
Year Ended June 30, 2022	15.95	0.01	(1.65)	(1.64)	(0.01)	—	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	— (h)	0.96	0.96	(0.01)	—	(0.01)
Class I
Year Ended June 30, 2023	14.36	0.15	1.44	1.59	(0.15)	(0.15)	(0.30)
Year Ended June 30, 2022	15.98	0.13	(1.65)	(1.52)	(0.10)	—	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Year Ended June 30, 2023	14.37	0.16	1.46	1.62	(0.17)	(0.15)	(0.32)
Year Ended June 30, 2022	15.98	0.17	(1.66)	(1.49)	(0.12)	—	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Year Ended June 30, 2023	14.37	0.18	1.46	1.64	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2022	15.98	0.17	(1.65)	(1.48)	(0.13)	—	(0.13)
February 26, 2021 (f) through June 30, 2021	15.00	0.06	0.94	1.00	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.63	10.99%	$119,334	0.85%	0.75%	0.87%	48%
14.34	(9.78)	110,840	0.85	0.57	0.89	29
15.96	6.50	21,446	0.85 (g)	0.60 (g)	1.00 (g)	7

15.59	10.46	104,736	1.35	0.25	1.36	48
14.30	(10.28)	97,285	1.35	0.07	1.39	29
15.95	6.37	19,229	1.35 (g)	0.09 (g)	1.51 (g)	7

15.65	11.24	1,923,674	0.60	1.00	0.61	48
14.36	(9.58)	2,257,577	0.60	0.82	0.63	29
15.98	6.64	524,074	0.60 (g)	0.81 (g)	0.80 (g)	7

15.67	11.44	26	0.45	1.13	0.46	48
14.37	(9.41)	128	0.45	1.09	0.50	29
15.98	6.64	21	0.45 (g)	0.96 (g)	3.22 (g)	7

15.67	11.59	185,746	0.35	1.21	0.36	48
14.37	(9.33)	385,463	0.35	1.03	0.38	29
15.98	6.68	1,796	0.35 (g)	1.10 (g)	0.64 (g)	7
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2023	$44.12	$0.11	$10.83	$10.94	$(0.05)	$(1.35)	$(1.40)
Year Ended June 30, 2022	64.22	(0.12)	(10.74)	(10.86)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.04	(0.27)	19.59	19.32	—	(3.14)	(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Class C
Year Ended June 30, 2023	29.67	(0.08)	7.18	7.10	—	(1.35)	(1.35)
Year Ended June 30, 2022	46.21	(0.29)	(7.01)	(7.30)	—	(9.24)	(9.24)
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Class I
Year Ended June 30, 2023	45.32	0.22	11.13	11.35	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.59	0.03	(11.06)	(11.03)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Class R2
Year Ended June 30, 2023	41.49	(0.01)	10.16	10.15	—	(1.35)	(1.35)
Year Ended June 30, 2022	61.05	(0.26)	(10.06)	(10.32)	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Class R3
Year Ended June 30, 2023	44.45	0.10	10.91	11.01	(0.07)	(1.35)	(1.42)
Year Ended June 30, 2022	64.64	(0.12)	(10.83)	(10.95)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Class R4
Year Ended June 30, 2023	45.23	0.19	11.13	11.32	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.47	0.02	(11.02)	(11.00)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Class R5
Year Ended June 30, 2023	46.91	0.30	11.53	11.83	(0.23)	(1.35)	(1.58)
Year Ended June 30, 2022	67.49	0.12	(11.46)	(11.34)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Class R6
Year Ended June 30, 2023	47.51	0.35	11.69	12.04	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2022	68.18	0.19	(11.62)	(11.43)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$53.66	25.34%	$4,742,066	0.93%	0.23%	1.01%	42%
44.12	(20.68)	3,734,120	0.94	(0.20)	1.01	50
64.22	41.00	4,970,767	0.93	(0.46)	1.02	58
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50

35.42	24.71	636,054	1.43	(0.26)	1.51	42
29.67	(21.07)	556,002	1.44	(0.71)	1.51	50
46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50

55.14	25.66	15,667,641	0.68	0.46	0.76	42
45.32	(20.49)	9,509,669	0.69	0.05	0.76	50
65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50

50.29	25.02	128,368	1.18	(0.03)	1.27	42
41.49	(20.88)	90,916	1.19	(0.46)	1.26	50
61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50

54.04	25.33	359,223	0.93	0.21	1.01	42
44.45	(20.68)	205,831	0.94	(0.21)	1.01	50
64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50

55.02	25.65	486,413	0.68	0.40	0.76	42
45.23	(20.48)	137,633	0.69	0.03	0.76	50
65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50

57.16	25.85	957,188	0.53	0.61	0.61	42
46.91	(20.37)	629,918	0.54	0.19	0.61	50
67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50

57.91	25.98	37,609,592	0.43	0.68	0.51	42
47.51	(20.29)	16,482,609	0.44	0.30	0.51	50
68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2023	$17.90	$0.24	$1.82	$2.06	$(0.24)	$(0.79)	$(1.03)
Year Ended June 30, 2022	20.48	0.19	(1.21)	(1.02)	(0.18)	(1.38)	(1.56)
Year Ended June 30, 2021	12.72	0.11	7.73	7.84	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Class C
Year Ended June 30, 2023	17.01	0.14	1.72	1.86	(0.15)	(0.79)	(0.94)
Year Ended June 30, 2022	19.55	0.09	(1.16)	(1.07)	(0.09)	(1.38)	(1.47)
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Class I
Year Ended June 30, 2023	17.53	0.28	1.77	2.05	(0.28)	(0.79)	(1.07)
Year Ended June 30, 2022	20.10	0.23	(1.19)	(0.96)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Class R2
Year Ended June 30, 2023	17.72	0.19	1.80	1.99	(0.19)	(0.79)	(0.98)
Year Ended June 30, 2022	20.30	0.14	(1.21)	(1.07)	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Class R3
Year Ended June 30, 2023	17.49	0.24	1.77	2.01	(0.24)	(0.79)	(1.03)
Year Ended June 30, 2022	20.09	0.20	(1.21)	(1.01)	(0.21)	(1.38)	(1.59)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)
Class R4
Year Ended June 30, 2023	17.92	0.30	1.80	2.10	(0.29)	(0.79)	(1.08)
Year Ended June 30, 2022	20.50	0.26	(1.23)	(0.97)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)
Class R5
Year Ended June 30, 2023	17.75	0.31	1.79	2.10	(0.31)	(0.79)	(1.10)
Year Ended June 30, 2022	20.32	0.26	(1.20)	(0.94)	(0.25)	(1.38)	(1.63)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Class R6
Year Ended June 30, 2023	17.61	0.33	1.78	2.11	(0.33)	(0.79)	(1.12)
Year Ended June 30, 2022	20.18	0.28	(1.20)	(0.92)	(0.27)	(1.38)	(1.65)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$18.93	11.63%	$289,456	0.93%	1.31%	1.01%	143%
17.90	(5.22)	235,054	0.93	0.97	1.01	121
20.48	61.86	218,302	0.93	0.62	1.04	93
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162

17.93	11.05	91,445	1.44	0.80	1.50	143
17.01	(5.70)	79,663	1.44	0.48	1.51	121
19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162

18.51	11.87	1,297,201	0.69	1.54	0.76	143
17.53	(5.04)	1,275,387	0.69	1.20	0.77	121
20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162

18.73	11.35	13,722	1.19	1.05	1.27	143
17.72	(5.50)	12,323	1.19	0.71	1.27	121
20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162

18.47	11.65	10,744	0.94	1.34	1.00	143
17.49	(5.26)	6,010	0.94	1.06	1.01	121
20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

18.94	11.85	1,242	0.69	1.59	0.76	143
17.92	(4.95)	495	0.69	1.32	0.77	121
20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

18.75	12.01	29,958	0.54	1.71	0.61	143
17.75	(4.84)	23,073	0.54	1.34	0.61	121
20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162

18.60	12.16	1,733,785	0.44	1.79	0.50	143
17.61	(4.78)	1,564,013	0.44	1.42	0.50	121
20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund
Class A
Year Ended June 30, 2023	$26.56	$0.46	$2.32	$2.78	$(0.47)	$(1.26)	$(1.73)
Year Ended June 30, 2022	36.38	0.45	(1.10)	(0.65)	(0.42)	(8.75)	(9.17)
Year Ended June 30, 2021	25.83	0.42	11.10	11.52	(0.64)	(0.33)	(0.97)
Year Ended June 30, 2020	31.42	0.55 (d)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49	0.55	1.04	(0.51)	(3.64)	(4.15)
Class C
Year Ended June 30, 2023	25.93	0.31	2.28	2.59	(0.33)	(1.26)	(1.59)
Year Ended June 30, 2022	35.72	0.27	(1.04)	(0.77)	(0.27)	(8.75)	(9.02)
Year Ended June 30, 2021	25.36	0.28	10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40 (d)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Class I
Year Ended June 30, 2023	26.89	0.53	2.35	2.88	(0.54)	(1.26)	(1.80)
Year Ended June 30, 2022	36.72	0.53	(1.11)	(0.58)	(0.50)	(8.75)	(9.25)
Year Ended June 30, 2021	25.79	0.50	11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62 (d)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Class R2
Year Ended June 30, 2023	26.18	0.36	2.29	2.65	(0.38)	(1.26)	(1.64)
Year Ended June 30, 2022	35.99	0.33	(1.07)	(0.74)	(0.32)	(8.75)	(9.07)
Year Ended June 30, 2021	25.55	0.33	11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47 (d)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Class R5
Year Ended June 30, 2023	26.95	0.55	2.35	2.90	(0.55)	(1.26)	(1.81)
Year Ended June 30, 2022	36.78	0.55	(1.11)	(0.56)	(0.52)	(8.75)	(9.27)
Year Ended June 30, 2021	25.66	0.59	11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67 (d)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
Class R6
Year Ended June 30, 2023	26.95	0.58	2.35	2.93	(0.58)	(1.26)	(1.84)
Year Ended June 30, 2022	36.78	0.58	(1.11)	(0.53)	(0.55)	(8.75)	(9.30)
Year Ended June 30, 2021	26.06	0.57	11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70 (d)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6
Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$27.61	10.70%	$47,209	0.73%	1.69%	0.99%	17%
26.56	(4.07)	49,916	0.73	1.37	0.97	55
36.38	45.65	61,187	0.83	1.37	0.99	72
25.83	(9.96)	49,876	0.83	1.88 (d)	0.95	79
31.42	4.08	72,888	0.82	1.49	1.01	88

26.93	10.14	3,991	1.23	1.19	1.50	17
25.93	(4.54)	7,147	1.23	0.85	1.48	55
35.72	45.02	11,211	1.33	0.91	1.50	72
25.36	(10.46)	11,038	1.33	1.37 (d)	1.46	79
30.90	3.57	19,139	1.32	0.99	1.52	88

27.97	10.95	83,385	0.49	1.93	0.74	17
26.89	(3.84)	94,291	0.49	1.60	0.72	55
36.72	47.54	127,530	0.59	1.62	0.74	72
25.79	(10.69)	113,316	0.59	2.01 (d)	0.68	79
31.62	4.33	698,989	0.58	1.74	0.76	88

27.19	10.29	2,505	1.09	1.33	1.31	17
26.18	(4.41)	2,651	1.09	1.02	1.36	55
35.99	45.36	3,000	1.09	1.08	1.34	72
25.55	(10.24)	2,664	1.09	1.62 (d)	1.30	79
31.12	3.81	4,438	1.08	1.22	1.62	88

28.04	11.02	3,806	0.44	1.98	0.59	17
26.95	(3.79)	3,610	0.44	1.66	0.57	55
36.78	48.74	4,053	0.44	1.91	0.59	72
25.66	(11.16)	4,269	0.44	2.16 (d)	0.55	79
31.73	4.50	48,910	0.43	1.89	0.61	88

28.04	11.13	36,683	0.34	2.09	0.49	17
26.95	(3.70)	38,883	0.34	1.78	0.47	55
36.78	46.60	69,298	0.34	1.82	0.49	72
26.06	(9.68)	74,603	0.34	2.37 (d)	0.44	79
31.74	4.63	133,014	0.33	1.99	0.51	88
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2023	$17.48	$0.14	$2.94	$3.08	$(0.14)	$(0.67)	$(0.81)
Year Ended June 30, 2022	21.51	0.08	(1.81)	(1.73)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.22	0.09	6.39	6.48	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Class C
Year Ended June 30, 2023	16.65	0.05	2.79	2.84	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2022	20.61	(0.03)	(1.69)	(1.72)	(0.01)	(2.23)	(2.24)
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Class I
Year Ended June 30, 2023	17.56	0.19	2.94	3.13	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2022	21.59	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Class L
Year Ended June 30, 2023	17.60	0.22	2.94	3.16	(0.21)	(0.67)	(0.88)
Year Ended June 30, 2022	21.63	0.16	(1.81)	(1.65)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Class R2
Year Ended June 30, 2023	17.25	0.10	2.90	3.00	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2022	21.26	0.02	(1.78)	(1.76)	(0.02)	(2.23)	(2.25)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Class R3
Year Ended June 30, 2023	17.40	0.14	2.92	3.06	(0.14)	(0.67)	(0.81)
Year Ended June 30, 2022	21.42	0.08	(1.80)	(1.72)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Class R4
Year Ended June 30, 2023	17.52	0.19	2.94	3.13	(0.18)	(0.67)	(0.85)
Year Ended June 30, 2022	21.55	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$19.75	18.17%	$1,925,367	0.94%	0.79%	0.98%	47%
17.48	(10.04)	1,577,771	0.94	0.37	0.98	53
21.51	41.18	1,642,046	0.94	0.46	0.98	60
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91

18.76	17.54	398,762	1.44	0.29	1.48	47
16.65	(10.44)	351,674	1.44	(0.13)	1.48	53
20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91

19.83	18.39	3,250,488	0.69	1.03	0.73	47
17.56	(9.78)	1,863,855	0.69	0.63	0.73	53
21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91

19.88	18.57	2,149,699	0.54	1.18	0.58	47
17.60	(9.63)	1,578,191	0.54	0.76	0.57	53
21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91

19.48	17.89	255,815	1.19	0.54	1.23	47
17.25	(10.28)	219,960	1.19	0.11	1.23	53
21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91

19.65	18.14	191,128	0.94	0.79	0.98	47
17.40	(10.04)	157,177	0.94	0.37	0.97	53
21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91

19.80	18.48	67,141	0.69	1.04	0.72	47
17.52	(9.80)	55,292	0.69	0.63	0.72	53
21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund (continued)
Class R5
Year Ended June 30, 2023	$17.60	$0.22	$2.95	$3.17	$(0.21)	$(0.67)	$(0.88)
Year Ended June 30, 2022	21.64	0.16	(1.82)	(1.66)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Class R6
Year Ended June 30, 2023	17.65	0.24	2.96	3.20	(0.23)	(0.67)	(0.90)
Year Ended June 30, 2022	21.69	0.19	(1.82)	(1.63)	(0.18)	(2.23)	(2.41)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$19.89	18.62%	$1,093,256	0.54%	1.19%	0.57%	47%
17.60	(9.68)	911,961	0.54	0.76	0.57	53
21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91

19.95	18.75	13,841,409	0.44	1.28	0.47	47
17.65	(9.56)	11,891,028	0.44	0.87	0.47	53
21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class A
Year Ended June 30, 2023	$49.61	$0.09	$12.73	$12.82	$(0.02)	$(1.94)	$(1.96)
Year Ended June 30, 2022	73.40	(0.02)	(8.99)	(9.01)	—	(14.78)	(14.78)
Year Ended June 30, 2021	57.64	(0.01)	21.89	21.88	(0.52)	(5.60)	(6.12)
Year Ended June 30, 2020	56.61	0.63 (d)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Class C
Year Ended June 30, 2023	47.82	(0.16)	12.21	12.05	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.55	(0.35)	(8.60)	(8.95)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.26	(0.32)	21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35 (d)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Class I
Year Ended June 30, 2023	51.05	0.23	13.10	13.33	(0.15)	(1.94)	(2.09)
Year Ended June 30, 2022	75.08	0.15	(9.28)	(9.13)	(0.12)	(14.78)	(14.90)
Year Ended June 30, 2021	58.80	0.16	22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79 (d)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Class R2
Year Ended June 30, 2023	47.65	(0.04)	12.20	12.16	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.18	(0.18)	(8.57)	(8.75)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48 (d)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Class R5
Year Ended June 30, 2023	50.02	0.31	12.80	13.11	(0.24)	(1.94)	(2.18)
Year Ended June 30, 2022	73.80	0.24	(9.05)	(8.81)	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86 (d)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
Class R6
Year Ended June 30, 2023	50.02	0.36	12.80	13.16	(0.30)	(1.94)	(2.24)
Year Ended June 30, 2022	73.81	0.31	(9.04)	(8.73)	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91 (d)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and
Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$60.47	26.65%	$115,322	0.84%	0.18%	0.91%	45%
49.61	(17.46)	92,344	0.84	(0.03)	0.91	44
73.40	40.08	119,893	0.84	(0.01)	0.90	64
57.64	15.11	94,017	0.84	1.15 (d)	0.94	96
56.61	7.06	106,993	0.84	0.79	1.12	95

57.93	26.00	11,852	1.34	(0.32)	1.41	45
47.82	(17.87)	19,522	1.34	(0.54)	1.41	44
71.55	39.44	30,159	1.34	(0.50)	1.40	64
56.26	14.50	31,216	1.34	0.65 (d)	1.42	96
55.45	6.51	35,931	1.34	0.29	1.61	95

62.29	26.95	101,495	0.59	0.43	0.66	45
51.05	(17.25)	86,649	0.59	0.21	0.65	44
75.08	40.46	164,959	0.59	0.25	0.65	64
58.80	15.38	141,497	0.59	1.40 (d)	0.67	96
57.60	7.33	163,324	0.59	1.04	0.86	95

57.87	26.33	37,350	1.09	(0.07)	1.22	45
47.65	(17.66)	31,751	1.09	(0.29)	1.20	44
71.18	39.73	45,629	1.09	(0.26)	1.21	64
56.08	14.84	40,305	1.09	0.90 (d)	1.25	96
55.27	6.78	45,086	1.09	0.54	1.49	95

60.95	27.14	120,107	0.44	0.58	0.50	45
50.02	(17.12)	103,007	0.44	0.36	0.50	44
73.80	40.57	166,478	0.44	0.39	0.50	64
57.93	15.63	189,889	0.44	1.55 (d)	0.52	96
56.82	7.48	194,550	0.44	1.19	0.71	95

60.94	27.27	759,948	0.34	0.68	0.40	45
50.02	(17.03)	642,876	0.34	0.47	0.40	44
73.81	40.70	780,470	0.34	0.50	0.40	64
57.93	15.76	617,458	0.34	1.65 (d)	0.42	96
56.81	7.59	602,454	0.34	1.29	0.61	95
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2023	$18.03	$(0.01)	$3.71	$3.70	$—	$(4.84)	$(4.84)
Year Ended June 30, 2022	26.84	(0.08)	(1.95)	(2.03)	—	(6.78)	(6.78)
Year Ended June 30, 2021	24.58	(0.10)	9.21	9.11	(0.03)	(6.82)	(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Class C
Year Ended June 30, 2023	15.48	(0.07)	3.07	3.00	—	(4.84)	(4.84)
Year Ended June 30, 2022	24.01	(0.17)	(1.58)	(1.75)	—	(6.78)	(6.78)
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Class I
Year Ended June 30, 2023	18.68	0.04	3.87	3.91	(0.02)	(4.84)	(4.86)
Year Ended June 30, 2022	27.53	(0.02)	(2.05)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Class R2
Year Ended June 30, 2023	16.59	(0.07)	3.35	3.28	—	(4.84)	(4.84)
Year Ended June 30, 2022	25.27	(0.15)	(1.75)	(1.90)	—	(6.78)	(6.78)
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Class R5
Year Ended June 30, 2023	18.91	0.04	3.92	3.96	(0.03)	(4.84)	(4.87)
Year Ended June 30, 2022	27.78	—	(2.09)	(2.09)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Class R6
Year Ended June 30, 2023	18.90	0.05	3.93	3.98	(0.05)	(4.84)	(4.89)
Year Ended June 30, 2022	27.75	0.02	(2.09)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.18	— (h)	9.47	9.47	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.01%	1.10%	1.10%	1.10%	1.09%
Class C	1.51%	1.60%	1.59%	1.60%	1.60%
Class I	0.76%	0.85%	0.85%	0.85%	0.85%
Class R2	1.42%	1.45%	1.45%	1.45%	1.45%
Class R5	0.77%	0.80%	0.80%	0.80%	0.80%
Class R6	0.67%	0.70%	0.70%	0.70%	0.70%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.26%	1.25%	1.25%	1.26%	1.34%
Class C	1.76%	1.76%	1.74%	1.76%	1.85%
Class I	1.00%	1.00%	0.99%	1.01%	1.09%
Class R2	1.52%	1.51%	1.50%	1.52%	1.63%
Class R5	0.86%	0.85%	0.84%	0.85%	0.94%
Class R6	0.75%	0.75%	0.74%	0.75%	0.85%

(e)	Interest expense on securities sold short is 0.14%.
(f)	Interest expense on securities sold short is 0.62%.
(g)	Interest expense on securities sold short is 0.16%.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(c)(d)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$16.89	24.17%	$237,165	1.79%(e)	(0.04)%	2.04%	66%	99%
18.03	(12.89)	240,209	1.85 (f)	(0.33)	2.00	59	91
26.84	42.30	335,206	1.94 (g)	(0.39)	2.09	57	96
24.58	11.66	267,701	1.92	0.19	2.08	85	134
27.51	6.84	678,071	1.91	0.22	2.16	98	148

13.64	23.54	31,189	2.29 (e)	(0.54)	2.54	66	99
15.48	(13.31)	28,297	2.35 (f)	(0.82)	2.51	59	91
24.01	41.55	36,784	2.43 (g)	(0.88)	2.58	57	96
22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148

17.73	24.50	837,722	1.54 (e)	0.21	1.78	66	99
18.68	(12.70)	970,509	1.60 (f)	(0.09)	1.75	59	91
27.53	42.65	1,702,566	1.69 (g)	(0.12)	1.83	57	96
25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148

15.03	23.65	5,757	2.20 (e)	(0.45)	2.30	66	99
16.59	(13.23)	4,602	2.20 (f)	(0.67)	2.26	59	91
25.27	41.77	5,838	2.29 (g)	(0.74)	2.34	57	96
23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148

18.00	24.48	30,667	1.55 (e)	0.20	1.64	66	99
18.91	(12.65)	27,541	1.55 (f)	(0.02)	1.60	59	91
27.78	42.75	34,191	1.64 (g)	(0.08)	1.68	57	96
25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148

17.99	24.60	285,919	1.45 (e)	0.30	1.53	66	99
18.90	(12.58)	365,912	1.45 (f)	0.07	1.50	59	91
27.75	42.86	536,661	1.54 (g)	0.01	1.58	57	96
25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2023	$28.88	$0.31	$5.41	$5.72	$(0.31)	$(0.45)	$(0.76)
Year Ended June 30, 2022	36.46	0.27	(3.20)	(2.93)	(0.25)	(4.40)	(4.65)
Year Ended June 30, 2021	26.55	0.27	10.81	11.08	(0.34)	(0.83)	(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	(3.29)
Class I
Year Ended June 30, 2023	29.26	0.39	5.49	5.88	(0.39)	(0.45)	(0.84)
Year Ended June 30, 2022	36.89	0.36	(3.26)	(2.90)	(0.33)	(4.40)	(4.73)
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	(3.35)
Class R6
Year Ended June 30, 2023	29.21	0.42	5.48	5.90	(0.42)	(0.45)	(0.87)
Year Ended June 30, 2022	36.84	0.40	(3.26)	(2.86)	(0.37)	(4.40)	(4.77)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	(3.37)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$33.84	20.18%	$174,430	0.60%	1.02%	0.84%	32%
28.88	(10.33)	145,624	0.60	0.77	0.84	30
36.46	42.55	180,296	0.60	0.85	0.84	35
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42

34.30	20.48	711,186	0.35	1.27	0.58	32
29.26	(10.13)	611,102	0.35	1.02	0.59	30
36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42

34.24	20.61	6,675,403	0.25	1.37	0.33	32
29.21	(10.05)	5,994,312	0.25	1.15	0.34	30
36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class A
Year Ended June 30, 2023	$48.80	$0.41	$8.30	$8.71	$(0.49)	$—	$(0.49)
Year Ended June 30, 2022	59.20	0.39	(8.35)	(7.96)	(0.23)	(2.21)	(2.44)
Year Ended June 30, 2021	42.76	0.42	16.81	17.23	(0.30)	(0.49)	(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Class C
Year Ended June 30, 2023	47.61	0.15	8.10	8.25	(0.19)	—	(0.19)
Year Ended June 30, 2022	57.87	0.09	(8.14)	(8.05)	—	(2.21)	(2.21)
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Class I
Year Ended June 30, 2023	49.27	0.54	8.38	8.92	(0.61)	—	(0.61)
Year Ended June 30, 2022	59.71	0.54	(8.43)	(7.89)	(0.34)	(2.21)	(2.55)
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Class R6
Year Ended June 30, 2023	49.27	0.57	8.37	8.94	(0.64)	—	(0.64)
Year Ended June 30, 2022	59.69	0.57	(8.42)	(7.85)	(0.36)	(2.21)	(2.57)
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$57.02	18.00%	$44,882	0.64%	0.79%	1.00%	39%
48.80	(14.36)	37,387	0.64	0.67	1.03	39
59.20	40.64	24,169	0.64	0.80	1.23	44
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97

55.67	17.38	4,317	1.14	0.29	1.50	39
47.61	(14.77)	4,668	1.14	0.16	1.55	39
57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97

57.58	18.29	74,249	0.39	1.03	0.74	39
49.27	(14.15)	98,142	0.39	0.92	0.77	39
59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97

57.57	18.35	52,553	0.34	1.09	0.49	39
49.27	(14.09)	45,209	0.34	0.97	0.52	39
59.69	29.93	25,156	0.34	1.05	0.70	44
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class A
Year Ended June 30, 2023	$60.21	$0.90	$6.53	$7.43	$(0.90)	$(0.16)	$(1.06)
Year Ended June 30, 2022	64.61	0.74	(3.22)	(2.48)	(0.71)	(1.21)	(1.92)
Year Ended June 30, 2021	45.62	0.64	19.59	20.23	(0.60)	(0.64)	(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Class C
Year Ended June 30, 2023	53.16	0.51	5.76	6.27	(0.66)	(0.16)	(0.82)
Year Ended June 30, 2022	57.32	0.38	(2.84)	(2.46)	(0.49)	(1.21)	(1.70)
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Class I
Year Ended June 30, 2023	64.02	1.13	6.94	8.07	(1.04)	(0.16)	(1.20)
Year Ended June 30, 2022	68.55	0.97	(3.43)	(2.46)	(0.86)	(1.21)	(2.07)
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Class R2
Year Ended June 30, 2023	60.30	0.74	6.53	7.27	(0.73)	(0.16)	(0.89)
Year Ended June 30, 2022	64.73	0.59	(3.24)	(2.65)	(0.57)	(1.21)	(1.78)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Class R3
Year Ended June 30, 2023	63.83	0.93	6.95	7.88	(0.86)	(0.16)	(1.02)
Year Ended June 30, 2022	68.41	0.80	(3.44)	(2.64)	(0.73)	(1.21)	(1.94)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
Class R4
Year Ended June 30, 2023	64.04	1.22	6.85	8.07	(1.08)	(0.16)	(1.24)
Year Ended June 30, 2022	68.60	0.94	(3.41)	(2.47)	(0.88)	(1.21)	(2.09)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
Class R5
Year Ended June 30, 2023	64.52	1.25	6.98	8.23	(1.14)	(0.16)	(1.30)
Year Ended June 30, 2022	69.09	1.12	(3.51)	(2.39)	(0.97)	(1.21)	(2.18)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Class R6
Year Ended June 30, 2023	64.55	1.33	6.98	8.31	(1.21)	(0.16)	(1.37)
Year Ended June 30, 2022	69.10	1.16	(3.47)	(2.31)	(1.03)	(1.21)	(2.24)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$66.58	12.43%	$1,045,975	0.94%	1.40%	1.01%	12%
60.21	(4.04)	723,238	0.94	1.13	1.03	22
64.61	44.88	522,230	0.93	1.17	1.03	14
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26

58.61	11.86	107,219	1.44	0.90	1.50	12
53.16	(4.52)	71,714	1.44	0.66	1.52	22
57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26

70.89	12.71	2,205,435	0.69	1.66	0.75	12
64.02	(3.80)	1,440,632	0.69	1.40	0.76	22
68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26

66.68	12.14	5,380	1.19	1.15	1.25	12
60.30	(4.29)	3,563	1.19	0.89	1.26	22
64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26

70.69	12.43	8,122	0.94	1.36	1.00	12
63.83	(4.06)	8,698	0.94	1.14	1.01	22
68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26

70.87	12.71	4,583	0.69	1.77	0.76	12
64.04	(3.81)	253	0.69	1.34	0.78	22
68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26

71.45	12.88	8,761	0.54	1.82	0.60	12
64.52	(3.67)	4,409	0.54	1.60	0.61	22
69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26

71.49	13.00	1,319,430	0.44	1.92	0.50	12
64.55	(3.56)	561,821	0.44	1.66	0.51	22
69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	183

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 15 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.
The investment objective of JPMorgan Equity Index Fund ("Equity Index Fund") is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index.
The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.
The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.
The investment objective of JPMorgan Large Cap Growth Fund ("Large Cap Growth Fund") is to seek long-term capital appreciation.
The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) and JPMorgan U.S. Large Cap Core Plus Fund ("U.S. Large Cap Core Plus Fund") is to seek to provide high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.
The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

184	J.P. Morgan Large Cap Funds	June 30, 2023

Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
Prior to February 17, 2023, all share classes of Hedged Equity Fund were publicly offered on a limited basis. Investors were not eligible to purchase shares of Hedged Equity Fund unless they met certain requirements as described in the Fund's prospectuses.
JPMorgan Equity Income Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

June 30, 2023	J.P. Morgan Large Cap Funds	185

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$48,004,472	$—	$—	$48,004,472

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$7,989,078	$—	$—	$7,989,078
Rights	—	—	10	10
Short-Term Investments
Investment Companies	27,916	—	—	27,916
Investment of Cash Collateral from Securities Loaned	124,688	—	—	124,688
Total Short-Term Investments	152,604	—	—	152,604
Total Investments in Securities	$8,141,682	$—	$10	$8,141,692
Appreciation in Other Financial Instruments
Futures Contracts	$1,015	$—	$—	$1,015

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$4,996,577	$—	$—	$4,996,577
Equity Linked Notes	—	773,373	—	773,373
Short-Term Investments
Investment Companies	113,862	—	—	113,862

186	J.P. Morgan Large Cap Funds	June 30, 2023

Equity Premium Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment of Cash Collateral from Securities Loaned	$69,783	$—	$—	$69,783
Total Short-Term Investments	183,645	—	—	183,645
Total Investments in Securities	$5,180,222	$773,373	$—	$5,953,595
Appreciation in Other Financial Instruments
Futures Contracts	$530	$—	$—	$530

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,798,402	$—	$—	$15,798,402
Appreciation in Other Financial Instruments
Futures Contracts (a)	$7,397	$—	$—	$7,397
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(120,755)	—	—	(120,755)
Put Options Written	(28,675)	—	—	(28,675)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(142,033)	$—	$—	$(142,033)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,755,301	$—	$—	$4,755,301
Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,606	$—	$—	$1,606
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(130,537)	—	—	(130,537)
Put Options Written	(802)	—	—	(802)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(129,733)	$—	$—	$(129,733)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,441,056	$—	$—	$2,441,056
Appreciation in Other Financial Instruments
Futures Contracts (a)	$759	$—	$—	$759

June 30, 2023	J.P. Morgan Large Cap Funds	187

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Hedged Equity 3 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	$(78,032)	$—	$—	$(78,032)
Put Options Written	(1,492)	—	—	(1,492)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(78,765)	$—	$—	$(78,765)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$60,248,881	$—	$—	$60,248,881

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,504,814	$—	$—	$3,504,814

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$176,149	$—	$—	$176,149
Appreciation in Other Financial Instruments
Futures Contracts (a)	$76	$—	$—	$76

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$23,448,235	$—	$—	$23,448,235

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,145,041	$—	$—	$1,145,041

188	J.P. Morgan Large Cap Funds	June 30, 2023

U.S. GARP Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts (a)	$361	$—	$—	$361

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,757,704	$—	$—	$1,757,704
Total Liabilities in Securities Sold Short (a)	$(325,250)	$—	$—	$(325,250)
Appreciation in Other Financial Instruments
Futures Contracts (a)	$166	$—	$—	$166

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,561,994	$—	$—	$7,561,994
Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,338	$—	$—	$2,338

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$176,043	$—	$—	$176,043
Appreciation in Other Financial Instruments
Futures Contracts (a)	$39	$—	$—	$39

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,804,709	$—	$—	$4,804,709

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2023	J.P. Morgan Large Cap Funds	189

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund, the Class IM Shares of the JPMorgan Prime Money Market Fund, and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$123,854	$(123,854)	$—
Equity Premium Income Fund	69,297	(69,297)	—
Large Cap Value Fund	11,139	(10,831)**	308
U.S. Equity Fund	43,674	(43,674)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to June 30, 2023, additional collateral was received.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

190	J.P. Morgan Large Cap Funds	June 30, 2023

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Equity Income Fund	$1
Equity Index Fund	9
Equity Premium Income Fund	1
Large Cap Growth Fund	5
Large Cap Value Fund	1
U.S. Applied Data Science Value Fund	— (a)
U.S. Equity Fund	3
U.S. GARP Equity Fund	— (a)
U.S. Sustainable Leaders Fund	— (a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Equity Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, U.S. Applied Data Science Value Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund. U.S. Sustainable Leaders Fund and U.S. Value Fund did not have any securities out on loan at June 30, 2023. Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not lend out any securities during the year ended June 30, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Equity Income Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$667,513	$3,633,973	$3,350,057	$(79)	$32	$951,382	951,191	$49,010	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	—	192,000	192,011	11 *	—	—	—	476 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	—	138,125	138,125	—	—	—	—	86 *	—
Total	$667,513	$3,964,098	$3,680,193	$(68)	$32	$951,382		$49,572	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Index Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (a)	$74,662	$11,475	$15,772	$(1,021)	$22,025	$91,369	628	$2,575	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	4,403	898,000	791,501	45 *	(5)	110,942	110,931	3,442 *	—

June 30, 2023	J.P. Morgan Large Cap Funds	191

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Equity Index Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	$1,597	$529,259	$517,110	$—	$—	$13,746	13,746	$473 *	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (b) (c)	45,597	1,332,108	1,349,789	—	—	27,916	27,916	1,053	—
Total	$126,259	$2,770,842	$2,674,172	$(976)	$22,020	$243,973		$7,543	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$80,017	$4,839,150	$4,805,318	$15	$(2)	$113,862	113,839	$2,767	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	—	164,000	103,004	(2)*	—	60,994	60,988	497 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	—	111,739	102,950	—	—	8,789	8,789	86 *	—
Total	$80,017	$5,114,889	$5,011,272	$13	$(2)	$183,645		$3,350	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Hedged Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (a) (b)	$—	$2,747,934	$2,562,775	$—	$—	$185,159	185,159	$6,252	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

192	J.P. Morgan Large Cap Funds	June 30, 2023

Hedged Equity 2 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	$212,012	$1,649,051	$1,773,413	$—	$—	$87,650	87,650	$2,466	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

Hedged Equity 3 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	$60,717	$1,312,705	$1,350,944	$—	$—	$22,478	22,478	$1,294	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

Large Cap Growth Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$1,876,889	$21,426,569	$21,323,641	$662	$57	$1,980,536	1,980,140	$80,260	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	3,888	586,900	590,784	(4)*	—	—	—	965 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	2,551	451,900	454,451	—	—	—	—	285 *	—
Total	$1,883,328	$22,465,369	$22,368,876	$658	$57	$1,980,536		$81,510	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$130,474	$2,350,457	$2,391,319	$22	$(8)	$89,626	89,608	$4,009	$—

June 30, 2023	J.P. Morgan Large Cap Funds	193

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Large Cap Value Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	$—	$259,000	$250,000	$(3)*	$—	$8,997	8,996	$478 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	—	102,764	100,930	—	—	1,834	1,834	87 *	—
Total	$130,474	$2,712,221	$2,742,249	$19	$(8)	$100,457		$4,574	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Applied Data Science Value Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$2,967	$46,614	$46,629	$(1)	$— (c)	$2,951	2,950	$116	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	—	3	3	— (c)*	— (c)	—	—	— (c)*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	—	66	66	—	—	—	—	— (c) *	—
Total	$2,967	$46,683	$46,698	$(1)	$— (c)	$2,951		$116	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$594,276	$6,401,907	$6,772,242	$79	$(24)	$223,996	223,951	$9,130	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	—	471,000	433,025	16 *	— (c)	37,991	37,988	1,549 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	9	314,637	308,765	—	—	5,881	5,881	229 *	—
Total	$594,285	$7,187,544	$7,514,032	$95	$(24)	$267,868		$10,908	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.

194	J.P. Morgan Large Cap Funds	June 30, 2023

*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. GARP Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$38,483	$145,220	$170,839	$2	$(1)	$12,865	12,862	$759	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	638	6,028	6,666	—	—	—	—	3 *	—
Total	$39,121	$151,248	$177,505	$2	$(1)	$12,865		$762	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$6,679	$681,548	$657,585	$17	$— (c)	$30,659	30,653	$984	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.

U.S. Research Enhanced Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$117,994	$1,560,439	$1,596,338	$(33)	$(4)	$82,058	82,042	$3,769	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

June 30, 2023	J.P. Morgan Large Cap Funds	195

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
U.S. Sustainable Leaders Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$2,533	$41,976	$43,017	$1	$— (c)	$1,493	1,493	$87	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	198	379	577	—	—	—	—	1 *	—
Total	$2,731	$42,355	$43,594	$1	$— (c)	$1,493		$88	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Value Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$76,411	$1,666,943	$1,569,713	$(8)	$— (c)	$173,633	173,598	$4,890	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	—	74,000	74,000	— (c)*	—	—	—	72 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	—	51,990	51,990	—	—	—	—	16 *	—
Total	$76,411	$1,792,933	$1,695,703	$(8)	$— (c)	$173,633		$4,978	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

196	J.P. Morgan Large Cap Funds	June 30, 2023

F. Options— Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased— Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written— Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

June 30, 2023	J.P. Morgan Large Cap Funds	197

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
H. Summary of Derivatives Information
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the year ended June 30, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):
	Equity Index Fund	Equity Premium Income Fund
Futures Contracts:
Average Notional Balance Long	$40,398	$26,916
Average Notional Balance Short	—	(18,450)
Ending Notional Balance Long	34,546	25,797

	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund
Futures Contracts:
Average Notional Balance Long	$225,309	$80,437	$43,602
Ending Notional Balance Long	397,504	93,768	24,003
Exchange-Traded Options:
Average Number of Contracts Purchased	39,063	12,392	6,493
Average Number of Contracts Written	(78,126)	(24,781)	(12,991)
Ending Number of Contracts Purchased	35,621	10,691	5,474
Ending Number of Contracts Written	(71,242)	(21,382)	(10,948)

	U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund
Futures Contracts:
Average Notional Balance Long	$3,371	$59,368	$21,982
Ending Notional Balance Long	4,038	—	11,216

	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts:
Average Notional Balance Long	$11,973	$95,708	$2,581
Ending Notional Balance Long	6,730	72,681	1,392
The Funds' derivatives contracts held at June 30, 2023 are not accounted for as hedging instruments under GAAP.
I. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of June 30, 2023, Equity Premium Income Fund had outstanding ELNs as listed on the SOIs.
J. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of

198	J.P. Morgan Large Cap Funds	June 30, 2023

the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of June 30, 2023, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on their SOIs.
K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income and dividend expense on securities sold short, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
L. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Equity Income Fund
Transfer agency fees	$153	$36	$410	n/a	$10	$7	$5	$28	$403	$1,052
Equity Index Fund
Transfer agency fees	151	4	41	n/a	n/a	n/a	n/a	n/a	43	239
Equity Premium Income Fund
Transfer agency fees	14	10	96	n/a	n/a	n/a	n/a	— (a)	9	129
Hedged Equity Fund
Transfer agency fees	27	11	186	n/a	n/a	n/a	n/a	— (a)	35	259
Hedged Equity 2 Fund
Transfer agency fees	10	5	43	n/a	n/a	n/a	n/a	— (a)	10	68
Hedged Equity 3 Fund
Transfer agency fees	4	2	23	n/a	n/a	n/a	n/a	— (a)	3	32
Large Cap Growth Fund
Transfer agency fees	315	18	168	n/a	11	7	4	13	316	852
Large Cap Value Fund
Transfer agency fees	38	4	150	n/a	3	— (a)	— (a)	2	24	221

June 30, 2023	J.P. Morgan Large Cap Funds	199

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
U.S. Applied Data Science Value Fund
Transfer agency fees	$1	$1	$3	n/a	$2	n/a	n/a	$— (a)	$2	$9
U.S. Equity Fund
Transfer agency fees	85	12	246	$50	8	$5	$1	10	138	555
U.S. GARP Equity Fund
Transfer agency fees	8	1	4	n/a	22	n/a	n/a	1	6	42
U.S. Large Cap Core Plus Fund
Transfer agency fees	12	1	15	n/a	1	n/a	n/a	— (a)	4	33
U.S. Research Enhanced Equity Fund
Transfer agency fees	9	n/a	12	n/a	n/a	n/a	n/a	n/a	58	79
U.S. Sustainable Leaders Fund
Transfer agency fees	3	1	3	n/a	n/a	n/a	n/a	n/a	1	8
U.S. Value Fund
Transfer agency fees	117	4	26	n/a	— (a)	1	— (a)	— (a)	19	167

(a)	Amount rounds to less than one thousand.

200	J.P. Morgan Large Cap Funds	June 30, 2023

M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, Equity Income Fund, for which distributions are generally declared and paid at least monthly, and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Income Fund	$—	$1,729	$(1,729)
Equity Index Fund	—	(60)	60
Equity Premium Income Fund	—	14	(14)
Hedged Equity Fund	—	188	(188)
Hedged Equity 2 Fund	—	(42)	42
Hedged Equity 3 Fund	—	(20)	20
Large Cap Growth Fund	1,663	—	(1,663)
Large Cap Value Fund	—	2	(2)
U.S. Applied Data Science Value Fund	—	3	(3)
U.S. GARP Equity Fund	—	17	(17)
U.S. Large Cap Core Plus Fund	37,234	307	(37,541)
U.S. Research Enhanced Equity Fund	—	58	(58)
U.S. Sustainable Leaders Fund	—	4	(4)
U.S. Value Fund	—	(100)	100
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and tax equalization.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Equity Income Fund	0.40%
Equity Index Fund	0.04
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40

June 30, 2023	J.P. Morgan Large Cap Funds	201

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)

U.S. Applied Data Science Value Fund	0.30%
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective annualized rate for Equity Income Fund, Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.03%, 0.075%, 0.075%, 0.07%, 0.075%, 0.075%, 0.04%, 0.075%, 0.075%, 0.06%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5  and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Equity Income Fund	0.25%	0.75%	0.50%	0.25%
Equity Index Fund	0.25	0.75	n/a	n/a
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Equity Income Fund	$116	$1
Equity Index Fund	43	— (a)

202	J.P. Morgan Large Cap Funds	June 30, 2023

	Front-End Sales Charge	CDSC
Equity Premium Income Fund	$476	$15
Hedged Equity Fund	52	— (a)
Hedged Equity 2 Fund	65	1
Hedged Equity 3 Fund	23	— (a)
Large Cap Growth Fund	504	1
Large Cap Value Fund	66	— (a)
U.S. Applied Data Science Value Fund	1	—
U.S. Equity Fund	232	— (a)
U.S. GARP Equity Fund	2	—
U.S. Large Cap Core Plus Fund	11	— (a)
U.S. Research Enhanced Equity Fund	— (a)	—
U.S. Sustainable Leaders Fund	4	—
U.S. Value Fund	209	4

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Income Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Equity Index Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

June 30, 2023	J.P. Morgan Large Cap Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Index Fund	0.45%	n/a	0.20%	n/a	n/a	n/a	n/a	0.05%
Equity Premium Income Fund	0.85	1.35%	0.60	n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94	1.44	0.69	1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.73	1.23	0.49	1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	0.95 (1)	1.45 (1)	0.70 (1)	1.40 (1)	n/a	n/a	0.75 (1)	0.65 (1)
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44

(1)
Effective November 1, 2022, the contractual expense limitations changed from 1.10%, 1.60%, 0.85%, 1.45%, 0.80% and 0.70% for
Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.
For the year ended June 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Income Fund	$87	$—	$—	$87	$—
Equity Index Fund	2,951	3,135	1,767	7,853	43
Equity Premium Income Fund	91	61	65	217	2
Hedged Equity 2 Fund	158	105	33	296	8
Hedged Equity 3 Fund	171	113	25	309	2
Large Cap Growth Fund	16,156	10,735	331	27,222	46
Large Cap Value Fund	1,173	779	208	2,160	9
U.S. Applied Data Science Value Fund	166	110	156	432	1
U.S. Equity Fund	3,946	2,611	367	6,924	138
U.S. GARP Equity Fund	375	250	36	661	3
U.S. Large Cap Core Plus Fund	713	475	1,856	3,044	3
U.S. Research Enhanced Equity Fund	3,480	2,320	1,252	7,052	—
U.S. Sustainable Leaders Fund	159	105	260	524	—
U.S. Value Fund	1,250	834	143	2,227	18
For the year ended June 30, 2023, the Hedged Equity Fund's service providers did not have any waived fees or reimbursed expenses.

204	J.P. Morgan Large Cap Funds	June 30, 2023

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2023 were as follows:

Equity Income Fund	$1,502
Equity Index Fund	55
Equity Premium Income Fund	99
Hedged Equity Fund	316
Hedged Equity 2 Fund	88
Hedged Equity 3 Fund	45
Large Cap Growth Fund	2,718
Large Cap Value Fund	134
U.S. Applied Data Science Value Fund	4
U.S. Equity Fund	380
U.S. GARP Equity Fund	31
U.S. Large Cap Core Plus Fund	33
U.S. Research Enhanced Equity Fund	118
U.S. Sustainable Leaders Fund	3
U.S. Value Fund	150
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023, the amount of these reimbursements were as follows:

Equity Income Fund	$9
Equity Index Fund	3
Equity Premium Income Fund	2
Hedged Equity Fund	4
Hedged Equity 2 Fund	2
Hedged Equity 3 Fund	2
Large Cap Growth Fund	8
Large Cap Value Fund	2
U.S. Applied Data Science Value Fund	2
U.S. Equity Fund	5
U.S. GARP Equity Fund	2
U.S. Large Cap Core Plus Fund	2
U.S. Research Enhanced Equity Fund	3
U.S. Sustainable Leaders Fund	2
U.S. Value Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

June 30, 2023	J.P. Morgan Large Cap Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
During the year ended June 30, 2023, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Value Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Income Fund	$3,755,962	$4,331,421	$—	$—
Equity Index Fund	1,078,249	1,502,957	—	—
Equity Premium Income Fund	11,093,075	8,804,749	—	—
Hedged Equity Fund	4,165,704	7,465,013	—	—
Hedged Equity 2 Fund	1,709,245	3,172,279	—	—
Hedged Equity 3 Fund	1,228,365	1,908,062	—	—
Large Cap Growth Fund	34,666,080	16,494,652	—	—
Large Cap Value Fund	4,736,191	4,725,160	—	—
U.S. Applied Data Science Value Fund	31,523	66,560	—	—
U.S. Equity Fund	11,342,356	9,447,363	—	—
U.S. GARP Equity Fund	447,038	495,839	—	—
U.S. Large Cap Core Plus Fund	1,175,713	1,793,344	517,370	595,779
U.S. Research Enhanced Equity Fund	2,219,200	2,547,163	—	—
U.S. Sustainable Leaders Fund	67,688	99,721	—	—
U.S. Value Fund	1,985,789	441,653	—	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Income Fund	$34,504,869	$14,462,525	$962,922	$13,499,603
Equity Index Fund	4,021,246	4,183,460	61,999	4,121,461
Equity Premium Income Fund	5,615,143	470,193	131,211	338,982
Hedged Equity Fund	10,587,761	5,244,077	175,469	5,068,608
Hedged Equity 2 Fund	4,115,105	732,428	221,965	510,463
Hedged Equity 3 Fund	2,116,897	369,816	124,422	245,394
Large Cap Growth Fund	42,754,238	17,997,373	502,730	17,494,643
Large Cap Value Fund	3,197,143	361,807	54,136	307,671
U.S. Applied Data Science Value Fund	154,133	30,858	8,766	22,092
U.S. Equity Fund	15,716,782	7,994,879	263,426	7,731,453
U.S. GARP Equity Fund	653,367	504,835	12,800	492,035
U.S. Large Cap Core Plus Fund *	655,991	789,883	13,254	776,629
U.S. Research Enhanced Equity Fund	4,982,545	2,674,106	92,319	2,581,787
U.S. Sustainable Leaders Fund	144,369	35,258	3,545	31,713
U.S. Value Fund	4,135,972	728,738	60,001	668,737

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to certain derivatives and wash sale loss deferrals.

206	J.P. Morgan Large Cap Funds	June 30, 2023

The tax character of distributions paid during the year ended June 30, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Income Fund	$1,057,004	$833,202	$1,890,206
Equity Index Fund	115,744	947	116,691
Equity Premium Income Fund	514,097	—	514,097
Hedged Equity Fund	159,504	—	159,504
Hedged Equity 2 Fund	123,767	166,531	290,298
Hedged Equity 3 Fund	25,795	27,923	53,718
Large Cap Growth Fund	173,342	1,047,683	1,221,025
Large Cap Value Fund	55,900	142,798	198,698
U.S. Applied Data Science Value Fund	5,918	6,269	12,187
U.S. Equity Fund	233,389	729,351	962,740
U.S. GARP Equity Fund	4,651	36,594	41,245
U.S. Large Cap Core Plus Fund	1,832	365,385	367,217
U.S. Research Enhanced Equity Fund	93,208	100,497	193,705
U.S. Sustainable Leaders Fund	1,911	—	1,911
U.S. Value Fund	61,357	7,843	69,200

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Income Fund	$952,443	$828,643	$1,781,086
Equity Index Fund	174,683	31,719	206,402
Equity Premium Income Fund	210,426	—	210,426
Hedged Equity Fund	137,046	—	137,046
Hedged Equity 2 Fund	26,753	—	26,753
Hedged Equity 3 Fund	14,723	—	14,723
Large Cap Growth Fund	170,779	5,131,576	5,302,355
Large Cap Value Fund	119,241	136,036	255,277
U.S. Applied Data Science Value Fund	29,661	30,179	59,840
U.S. Equity Fund	1,033,960	1,172,185	2,206,145
U.S. GARP Equity Fund	79,836	162,626	242,462
U.S. Large Cap Core Plus Fund	35,850	590,015	625,865
U.S. Research Enhanced Equity Fund	200,946	503,243	704,189
U.S. Sustainable Leaders Fund	3,652	3,400	7,052
U.S. Value Fund	39,590	23,104	62,694

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2023	J.P. Morgan Large Cap Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Income Fund	$9,236	$73,606	$13,499,603
Equity Index Fund	4,034	(85,822)	4,121,407
Equity Premium Income Fund	14,287	(402,832)	338,764
Hedged Equity Fund	8,560	(1,193,542)	5,068,608
Hedged Equity 2 Fund	2,463	(305,907)	510,463
Hedged Equity 3 Fund	1,281	(159,390)	245,394
Large Cap Growth Fund	80,944	(196,828)	17,494,643
Large Cap Value Fund	3,365	123,408	307,671
U.S. Applied Data Science Value Fund	2,325	5,483	22,092
U.S. Equity Fund	7,834	341,014	7,731,453
U.S. GARP Equity Fund	2,890	(820)	492,035
U.S. Large Cap Core Plus Fund	1,057	160,854	776,629
U.S. Research Enhanced Equity Fund	4,360	1,699	2,581,787
U.S. Sustainable Leaders Fund	813	(15,902)	31,713
U.S. Value Fund	4,689	(3,659)	668,737
The cumulative timing differences primarily consist of certain derivatives, post-October capital loss deferrals and wash sale loss deferrals.
As of June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Index Fund	$46,651	$39,171
Equity Premium Income Fund	344,458	58,374
Hedged Equity Fund	690,096	503,446
Hedged Equity 2 Fund	165,296	140,611
Hedged Equity 3 Fund	82,738	76,652
Large Cap Growth Fund	196,828	—
U.S. GARP Equity Fund	820	—
U.S. Sustainable Leaders Fund	13,016	2,886
U.S. Value Fund	3,251	408

208	J.P. Morgan Large Cap Funds	June 30, 2023

Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$3,561	$—
Equity Index Fund	(3,445)	26,924
Equity Premium Income Fund	214,905	57,671
Hedged Equity 2 Fund	177,109	225,151
Hedged Equity 3 Fund	43,598	125,509
Large Cap Growth Fund	953,148	665,440
U.S. Equity Fund	82,726	—
U.S. GARP Equity Fund	5,236	—
U.S. Large Cap Core Plus Fund	5,132	—
U.S. Research Enhanced Equity Fund	34,234	—
U.S. Sustainable Leaders Fund	1,527	2,562
U.S. Value Fund	(5,706)	10,137
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund as of June 30, 2023. Average borrowings from the Facility for the year ended June 30, 2023, were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$42,109	4.11%	11	$54
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable

June 30, 2023	J.P. Morgan Large Cap Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended June 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2023, the Funds had individual shareholder and/or  omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Income Fund	1	10.3%	2	30.7%
Equity Index Fund	2	20.6	—	—
Equity Premium Income Fund	1	25.1	3	47.7
Hedged Equity Fund	—	—	2	37.0
Hedged Equity 2 Fund	1	14.9	4	49.5
Hedged Equity 3 Fund	—	—	3	36.0
Large Cap Growth Fund	—	—	1	19.8
Large Cap Value Fund	2	22.2	1	12.5
U.S. Applied Data Science Value Fund	—	—	3	33.2
U.S. Equity Fund	—	—	1	16.2
U.S. GARP Equity Fund	3	47.6	—	—
U.S. Large Cap Core Plus Fund	1	27.6	—	—
U.S. Research Enhanced Equity Fund	—	—	1	11.4
U.S. Sustainable Leaders Fund	—	—	2	36.4
U.S. Value Fund	—	—	2	40.5
As of June 30, 2023, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	— %	— %	63.0%
Large Cap Value Fund	24.6	—	—
U.S. Equity Fund	—	13.8	—
U.S. GARP Equity Fund	56.4	—	—
U.S. Research Enhanced Equity Fund	12.7	41.7	—
Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and

210	J.P. Morgan Large Cap Funds	June 30, 2023

other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

June 30, 2023	J.P. Morgan Large Cap Funds	211

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Equity Income Fund, JPMorgan Equity Index Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Hedged Equity 2 Fund, JPMorgan Hedged Equity 3 Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Hedged Equity Fund, JPMorgan U.S. Applied Data Science Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund (eight of the funds constituting JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Equity Index Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund (three of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations and cash flows for JPMorgan U.S. Large Cap Core Plus Fund for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations and its cash flows for JPMorgan U.S. Large Cap Core Plus Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

212	J.P. Morgan Large Cap Funds	June 30, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

June 30, 2023	J.P. Morgan Large Cap Funds	213

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

214	J.P. Morgan Large Cap Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Boards' current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

June 30, 2023	J.P. Morgan Large Cap Funds	215

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

216	J.P. Morgan Large Cap Funds	June 30, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

June 30, 2023	J.P. Morgan Large Cap Funds	217

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

218	J.P. Morgan Large Cap Funds	June 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund
Class A
Actual	$1,000.00	$996.70	$4.70	0.95%
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	994.20	7.17	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	997.50	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	995.40	5.94	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R3
Actual	1,000.00	996.70	4.70	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R4
Actual	1,000.00	998.00	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	998.70	2.68	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	999.20	2.18	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

June 30, 2023	J.P. Morgan Large Cap Funds	219

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$1,166.30	$2.42	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class C
Actual	1,000.00	1,162.80	5.63	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class I
Actual	1,000.00	1,167.80	1.07	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	1,168.60	0.22	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	1,052.70	4.33	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,050.20	6.86	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	1,054.00	3.06	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,054.80	2.29	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,055.30	1.78	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,130.10	4.38	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,127.60	7.02	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,131.60	3.07	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R5
Actual	1,000.00	1,132.10	2.27	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class R6
Actual	1,000.00	1,133.00	1.75	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
JPMorgan Hedged Equity 2 Fund
Class A
Actual	1,000.00	1,138.00	4.51	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,135.10	7.15	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35

220	J.P. Morgan Large Cap Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity 2 Fund (continued)
Class I
Actual	$1,000.00	$1,139.40	$3.18	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,140.20	2.39	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,141.50	1.86	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Hedged Equity 3 Fund
Class A
Actual	1,000.00	1,107.40	4.44	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,104.90	7.05	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	1,108.60	3.14	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,109.50	2.35	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,110.60	1.83	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,231.00	5.14	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,228.20	7.90	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class I
Actual	1,000.00	1,232.70	3.76	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R2
Actual	1,000.00	1,229.60	6.52	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R3
Actual	1,000.00	1,231.00	5.14	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R4
Actual	1,000.00	1,232.80	3.76	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R5
Actual	1,000.00	1,233.50	2.94	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R6
Actual	1,000.00	1,234.20	2.38	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

June 30, 2023	J.P. Morgan Large Cap Funds	221

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund
Class A
Actual	$1,000.00	$1,043.00	$4.71	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,039.90	7.28	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	1,043.60	3.50	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	1,041.60	6.02	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,042.70	4.76	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,043.80	3.50	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	1,044.40	2.74	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,045.20	2.23	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan U.S. Applied Data Science Value Fund
Class A
Actual	1,000.00	1,045.40	3.70	0.73
Hypothetical	1,000.00	1,021.18	3.66	0.73
Class C
Actual	1,000.00	1,043.30	6.23	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class I
Actual	1,000.00	1,046.80	2.49	0.49
Hypothetical	1,000.00	1,022.37	2.46	0.49
Class R2
Actual	1,000.00	1,043.80	5.52	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R5
Actual	1,000.00	1,047.00	2.23	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,047.50	1.73	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,165.50	5.05	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,162.90	7.72	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44

222	J.P. Morgan Large Cap Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class I
Actual	$1,000.00	$1,166.90	$3.71	0.69%
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class L
Actual	1,000.00	1,167.20	2.90	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R2
Actual	1,000.00	1,164.10	6.39	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,165.20	5.05	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,167.10	3.71	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	1,167.80	2.90	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,168.40	2.37	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan U.S. GARP Equity Fund
Class A
Actual	1,000.00	1,280.90	4.75	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,277.70	7.57	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	1,282.20	3.34	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R2
Actual	1,000.00	1,279.20	6.16	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R5
Actual	1,000.00	1,283.40	2.49	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,284.00	1.93	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,181.90	10.22	1.89
Hypothetical	1,000.00	1,015.42	9.44	1.89
Class C
Actual	1,000.00	1,178.90	12.86	2.38
Hypothetical	1,000.00	1,012.99	11.88	2.38
Class I
Actual	1,000.00	1,183.60	8.99	1.66
Hypothetical	1,000.00	1,016.56	8.30	1.66

June 30, 2023	J.P. Morgan Large Cap Funds	223

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R2
Actual	$1,000.00	$1,178.80	$12.59	2.33%
Hypothetical	1,000.00	1,013.24	11.63	2.33
Class R5
Actual	1,000.00	1,183.40	9.09	1.68
Hypothetical	1,000.00	1,016.46	8.40	1.68
Class R6
Actual	1,000.00	1,183.60	8.83	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,178.40	3.24	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I
Actual	1,000.00	1,179.80	1.89	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	1,180.40	1.35	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
JPMorgan U.S. Sustainable Leaders Fund
Class A
Actual	1,000.00	1,147.70	3.41	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	1,144.80	6.06	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class I
Actual	1,000.00	1,149.30	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R6
Actual	1,000.00	1,149.60	1.81	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Value Fund
Class A
Actual	1,000.00	1,036.30	4.75	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,033.70	7.26	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	1,037.50	3.49	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	1,035.00	6.00	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,036.20	4.75	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,037.50	3.49	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69

224	J.P. Morgan Large Cap Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Value Fund (continued)
Class R5
Actual	$1,000.00	$1,038.30	$2.73	0.54%
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,038.90	2.22	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

June 30, 2023	J.P. Morgan Large Cap Funds	225

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

226	J.P. Morgan Large Cap Funds	June 30, 2023

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023:
Dividends Received Deduction
JPMorgan Equity Income Fund	100.00%
JPMorgan Equity Index Fund	96.26
JPMorgan Equity Premium Income Fund	13.52
JPMorgan Hedged Equity Fund	100.00
JPMorgan Hedged Equity 2 Fund	56.51
JPMorgan Hedged Equity 3 Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	100.00
JPMorgan U.S. Applied Data Science Value Fund	69.03
JPMorgan U.S. Equity Fund	100.00
JPMorgan U.S. GARP Equity Fund	100.00
JPMorgan U.S. Large Cap Core Plus Fund	100.00
JPMorgan U.S. Research Enhanced Equity Fund	100.00
JPMorgan U.S. Sustainable Leaders Fund	100.00
JPMorgan U.S. Value Fund	100.00
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023:
Long-Term Capital Gain Distribution
JPMorgan Equity Income Fund	$833,202
JPMorgan Equity Index Fund	947
JPMorgan Hedged Equity 2 Fund	166,531
JPMorgan Hedged Equity 3 Fund	27,923
JPMorgan Large Cap Growth Fund	1,047,683
JPMorgan Large Cap Value Fund	142,798
JPMorgan U.S. Applied Data Science Value Fund	6,269
JPMorgan U.S. Equity Fund	729,351
JPMorgan U.S. GARP Equity Fund	36,594
Long-Term Capital Gain Distribution
JPMorgan U.S. Large Cap Core Plus Fund	$402,090
JPMorgan U.S. Research Enhanced Equity Fund	100,497
JPMorgan U.S. Value Fund	7,843
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023:
Qualified Dividend Income
JPMorgan Equity Income Fund	$1,057,004
JPMorgan Equity Index Fund	114,997
JPMorgan Equity Premium Income Fund	73,123
JPMorgan Hedged Equity Fund	159,504
JPMorgan Hedged Equity 2 Fund	74,073
JPMorgan Hedged Equity 3 Fund	25,795
JPMorgan Large Cap Growth Fund	173,342
JPMorgan Large Cap Value Fund	55,900
JPMorgan U.S. Applied Data Science Value Fund	4,292
JPMorgan U.S. Equity Fund	233,389
JPMorgan U.S. GARP Equity Fund	4,651
JPMorgan U.S. Large Cap Core Plus Fund	1,832
JPMorgan U.S. Research Enhanced Equity Fund	93,208
JPMorgan U.S. Sustainable Leaders Fund	1,911
JPMorgan U.S. Value Fund	61,357

June 30, 2023	J.P. Morgan Large Cap Funds	227

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-LCE-623

Annual Report
J.P. Morgan Mid Cap/Multi-Cap Funds
June 30, 2023
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	1

J.P. Morgan Mid Cap/Multi-Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of 2022 as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices began to recede. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty by the end of 2022.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.

2	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Growth Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	25.46%
Russell 3000 Growth Index	26.60%
Net Assets as of 6/30/2023 (In Thousands)	$15,900,620
INVESTMENT OBJECTIVE **
The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and information technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Catalent Inc., Zoom Video Communications Inc. and its out-of-Benchmark position in First Republic Bank. Shares of Catalent, a pharmaceuticals maker, fell after the company lowered its 2023 earnings forecast, citing productivity and operational problems. Shares of Zoom Video Communications, a video conferencing service provider, fell amid investor concerns about the growth outlook for the company’s core business. Shares of First Republic Bank, a regional bank based in San Francisco, Calif., fell as the company neared collapse before U.S. regulators arranged its acquisition by JPMorgan Chase & Co.
Leading individual contributors to relative performance included the Fund’s overweight positions in Horizon Therapeutics PLC, Nvidia Corp. and Exact Sciences Corp. Shares of Horizon Therapeutics PLC, a pharmaceuticals developer based in Ireland, rose after the company agreed to be acquired by Amgen Inc. Shares of Nvidia, a semiconductor manufacturer, rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of Exact Sciences, a developer of cancer screening and medical diagnostics, rose after the company raised its 2023 earnings forecasts and amid better-than-expected quarterly results during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.2%
2.	Apple, Inc.	8.9
3.	NVIDIA Corp.	5.4
4.	Amazon.com, Inc.	5.0
5.	Alphabet, Inc., Class C	4.6
6.	Meta Platforms, Inc., Class A	3.9
7.	Mastercard, Inc., Class A	3.3
8.	Tesla, Inc.	3.2
9.	Intuit, Inc.	1.6
10.	Palo Alto Networks, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	40.8%
Consumer Discretionary	13.8
Health Care	11.3
Communication Services	10.9
Industrials	10.7
Financials	7.4
Energy	2.1
Consumer Staples	1.1
Others (each less than 1.0%)	0.5
Short-Term Investments	1.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	3

JPMorgan Growth Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge *		18.86%	13.76%	15.65%
Without Sales Charge		25.46	14.99	16.28
CLASS C SHARES	May 1, 2006
With CDSC **		23.80	14.40	15.81
Without CDSC		24.80	14.40	15.81
CLASS I SHARES	May 1, 2006	25.75	15.27	16.53
CLASS R2 SHARES	July 31, 2017	25.08	14.68	15.98
CLASS R3 SHARES	May 31, 2017	25.41	14.97	16.27
CLASS R4 SHARES	May 31, 2017	25.74	15.27	16.56
CLASS R5 SHARES	January 8, 2009	25.92	15.44	16.73
CLASS R6 SHARES	December 23, 2013	26.02	15.56	16.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	13.99%
Russell Midcap Index	14.92%
Net Assets as of 6/30/2023 (In Thousands)	$3,557,761
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the consumer discretionary and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and materials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Newell Brands Inc., M&T Bank Corp. and Jazz Pharmaceuticals PLC. Shares of Newell Brands, a consumer housewares manufacturer, fell after the company reported weaker-than-expected sales forecasts, reduced its quarterly dividend and reported lower-than-expected earnings for the first quarter of 2023. Shares of M&T Bank, a regional bank based in Buffalo, N.Y., fell amid volatility in the regional banking sector following the failure of Silicon Valley Bank in March 2023. Shares of Jazz Pharmaceuticals, a drug development company, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2023.
Leading individual contributors to relative performance included the Fund’s overweight positions in Hubbell Inc., Jabil Inc. and MongoDB Inc. Shares of Hubbell, an electrical components and equipment manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023. Shares of Jabil, a provider of electronics manufacturing services, rose after the company reported better-than-expected earnings and revenue for its fiscal third quarter. Shares of MongoDB, a data base and internet services provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023, and amid investor expectations the company would benefit from increased demand for artificial intelligence technologies.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Hubbell, Inc.	1.4%
2.	AMETEK, Inc.	1.3
3.	Ameriprise Financial, Inc.	1.2
4.	ITT, Inc.	1.1
5.	Xcel Energy, Inc.	1.0
6.	Raymond James Financial, Inc.	1.0
7.	AmerisourceBergen Corp.	1.0
8.	Loews Corp.	1.0
9.	Copart, Inc.	1.0
10.	Jabil, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	17.0%
Industrials	16.8
Health Care	14.1
Information Technology	12.6
Consumer Discretionary	11.2
Real Estate	6.4
Utilities	4.4
Materials	3.7
Energy	3.0
Consumer Staples	2.9
Communication Services	2.8
Short-Term Investments	5.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	5

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge *		7.74%	8.26%	10.16%
Without Sales Charge		13.70	9.44	10.76
CLASS C SHARES	November 2, 2009
With CDSC **		12.14	8.89	10.32
Without CDSC		13.14	8.89	10.32
CLASS I SHARES	January 1, 1997	13.99	9.71	11.08
CLASS R2 SHARES	March 14, 2014	13.43	9.17	10.50
CLASS R5 SHARES	March 14, 2014	14.15	9.88	11.22
CLASS R6 SHARES	March 14, 2014	14.28	9.99	11.30

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	7

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	19.84%
Russell Midcap Growth Index	23.13%
Net Assets as of 6/30/2023 (In Thousands)	$9,460,892
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials sector and its underweight position in the materials sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight position in Catalent Inc., and its out-of-Benchmark positions in First Republic Bank and Centene Corp. Shares of Catalent, a pharmaceuticals maker, fell after the company lowered its 2023 earnings forecast, citing productivity and operational problems. Shares of First Republic Bank, a regional bank based in San Francisco, Calif., fell as the company neared collapse before U.S. regulators arranged its takeover by JPMorgan Chase & Co. Shares of Centene, a managed health care provider, fell after the company lowered its forecast for 2024 results amid rising costs.
Leading individual contributors to relative performance included the Fund’s overweight positions in Exact Sciences Corp., Horizon Therapeutics PLC and Royal Caribbean Cruises Ltd. Shares of Exact Sciences, a developer of cancer screening and medical diagnostics, rose after the company raised its 2023 earnings forecasts and amid better-than-expected quarterly results during the period.  Shares of Horizon Therapeutics PLC, a pharmaceuticals developer based in Ireland, rose after the company agreed to be acquired by Amgen Inc. Shares of Royal Caribbean Cruises, a cruise ship operator, rose amid strong growth in bookings during the second half of the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Copart, Inc.	2.4%
2.	Dexcom, Inc.	2.2
3.	MongoDB, Inc.	2.0
4.	Cheniere Energy, Inc.	2.0
5.	Trade Desk, Inc. (The), Class A	2.0
6.	Quanta Services, Inc.	1.9
7.	Ross Stores, Inc.	1.9
8.	Palo Alto Networks, Inc.	1.6
9.	Trane Technologies plc	1.6
10.	HubSpot, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Health Care	23.9%
Information Technology	22.1
Industrials	20.1
Consumer Discretionary	13.3
Financials	9.7
Energy	3.6
Communication Services	3.1
Others (each less than 1.0%)	1.2
Short-Term Investments	3.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

8	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		13.25%	9.95%	11.86%
Without Sales Charge		19.53	11.14	12.46
CLASS C SHARES	November 4, 1997
With CDSC **		17.91	10.59	12.02
Without CDSC		18.91	10.59	12.02
CLASS I SHARES	March 2, 1989	19.84	11.47	12.80
CLASS R2 SHARES	June 19, 2009	19.15	10.84	12.21
CLASS R3 SHARES	September 9, 2016	19.43	11.12	12.45
CLASS R4 SHARES	September 9, 2016	19.73	11.40	12.73
CLASS R5 SHARES	November 1, 2011	19.95	11.61	12.95
CLASS R6 SHARES	November 1, 2011	20.03	11.68	13.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for the Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	9

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	10.11%
Russell Midcap Value Index	10.50%
Net Assets as of 6/30/2023 (In Thousands)	$13,469,542
INVESTMENT OBJECTIVE**
The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the consumer discretionary and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and information technology sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Newell Brands Inc., M&T Bank Corp. and Liberty Broadband Corp. Shares of Newel Brands, a consumer housewares manufacturer, fell after the company issued weaker-than-expected sales forecasts, reduced its quarterly dividend and reported lower-than-expected earnings for the first quarter of 2023. Shares of M&T Bank, a regional bank based in Buffalo, N.Y., fell amid volatility in the regional banking sector following the failure of Silicon Valley Bank in March 2023. Shares of Liberty Broadband, a cable and satellite TV provider, fell after the company reported consecutive quarters of lower-than-expected earnings and revenue.
Leading individual contributors to relative performance included the Fund’s overweight positions in Hubbell Inc., Lincoln Electric Holdings Inc. and First Citizens BancShares Inc.
Shares of Hubbell, an electrical components and equipment manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023. Shares of Lincoln Electric Holdings, an industrials machinery manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue during the period. Shares of First Citizens BancShares, a diversified banking company, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023, following its acquisition of failed Silicon Valley Bank.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Ameriprise Financial, Inc.	2.0%
2.	Xcel Energy, Inc.	1.8
3.	AmerisourceBergen Corp.	1.7
4.	Loews Corp.	1.7
5.	Snap-on, Inc.	1.6
6.	Hubbell, Inc.	1.6
7.	Martin Marietta Materials, Inc.	1.6
8.	CMS Energy Corp.	1.6
9.	WEC Energy Group, Inc.	1.6
10.	M&T Bank Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	22.5%
Industrials	15.1
Real Estate	10.8
Consumer Discretionary	10.4
Health Care	8.1
Utilities	7.5
Information Technology	6.6
Materials	6.2
Consumer Staples	4.4
Communication Services	2.8
Energy	2.7
Short-Term Investments	2.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

10	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	11

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge *		3.91%	5.31%	7.78%
Without Sales Charge		9.66	6.45	8.37
CLASS C SHARES	April 30, 2001
With CDSC **		8.10	5.91	7.93
Without CDSC		9.10	5.91	7.93
CLASS I SHARES	October 31, 2001	9.92	6.71	8.64
CLASS L SHARES	November 13, 1997	10.11	6.93	8.88
CLASS R2 SHARES	November 3, 2008	9.36	6.17	8.08
CLASS R3 SHARES	September 9, 2016	9.65	6.44	8.37
CLASS R4 SHARES	September 9, 2016	9.90	6.71	8.63
CLASS R5 SHARES	September 9, 2016	10.08	6.87	8.83
CLASS R6 SHARES	September 9, 2016	10.20	6.98	8.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.
Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap
Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Mid-cap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Value Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	7.44%
Russell 3000 Value Index	11.22%
Net Assets as of 6/30/2023 (In Thousands)	$9,087,411
INVESTMENT OBJECTIVE**
The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and utilities sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in M&T Bank Corp. and Newell Brands Inc., and its out-of-Benchmark position in AbbVie Inc. Shares of M&T Bank, a regional bank based in Buffalo, N.Y., fell amid volatility in the regional banking sector following the failure of Silicon Valley Bank in March 2023. Shares of Newell Brands, a consumer housewares manufacturer, fell after the company issued weaker-than-expected sales forecasts, reduced its quarterly dividend and reported lower-than-expected earnings for the first quarter of 2023. Shares of AbbVie, a pharmaceuticals developer, fell amid increased competition from generic drug makers for the company’s immunosuppressant drug, Humira.
Leading individual contributors to relative performance included the Fund’s underweight position in Pfizer Inc., and its overweight positions in Martin Marietta Materials Inc. and Dick’s Sporting Goods Inc. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Martin Marietta Materials, a construction materials provider, rose amid consecutive quarters of better-than-expected earnings and revenue during the period. Shares of Dick’s Sporting Goods, a recreational products and apparel retail chain, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’
view, significant levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Berkshire Hathaway, Inc., Class B	3.1%
2.	Capital One Financial Corp.	2.3
3.	Wells Fargo & Co.	2.1
4.	Chevron Corp.	2.0
5.	Bank of America Corp.	1.9
6.	Bristol-Myers Squibb Co.	1.8
7.	ConocoPhillips	1.7
8.	M&T Bank Corp.	1.7
9.	Loews Corp.	1.7
10.	AmerisourceBergen Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	24.6%
Health Care	14.0
Industrials	9.6
Real Estate	9.1
Consumer Discretionary	7.8
Energy	7.8
Consumer Staples	5.9
Communication Services	4.7
Information Technology	4.2
Utilities	4.0
Materials	3.9
Short-Term Investments	4.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	13

JPMorgan Value Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge *		1.40%	6.16%	7.99%
Without Sales Charge		7.03	7.31	8.58
CLASS C SHARES	February 28, 2005
With CDSC **		5.47	6.78	8.15
Without CDSC		6.47	6.78	8.15
CLASS I SHARES	February 28, 2005	7.29	7.58	8.85
CLASS L SHARES	February 28, 2005	7.44	7.74	9.06
CLASS R2 SHARES	July 31, 2017	6.75	7.05	8.31
CLASS R3 SHARES	September 9, 2016	7.03	7.31	8.58
CLASS R4 SHARES	September 9, 2016	7.29	7.58	8.85
CLASS R5 SHARES	September 9, 2016	7.45	7.74	9.05
CLASS R6 SHARES	September 9, 2016	7.54	7.85	9.12

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000
Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	15

JPMorgan Growth Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%
Automobiles — 3.2%
Tesla, Inc. *	1,976	517,339
Beverages — 0.6%
Constellation Brands, Inc., Class A	370	90,960
Biotechnology — 3.4%
Alnylam Pharmaceuticals, Inc. *	531	100,838
Exact Sciences Corp. *	1,636	153,579
Natera, Inc. *	1,053	51,232
Regeneron Pharmaceuticals, Inc. *	330	237,211
		542,860
Broadline Retail — 5.0%
Amazon.com, Inc. *	6,074	791,799
Building Products — 1.1%
Trane Technologies plc	902	172,490
Capital Markets — 3.1%
Blackstone, Inc.	1,692	157,307
Morgan Stanley	1,594	136,151
S&P Global, Inc.	498	199,661
		493,119
Commercial Services & Supplies — 1.4%
Copart, Inc. *	2,514	229,341
Communications Equipment — 0.4%
Arista Networks, Inc. *	398	64,446
Construction & Engineering — 2.0%
AECOM	906	76,762
Quanta Services, Inc.	1,215	238,573
		315,335
Electrical Equipment — 2.0%
AMETEK, Inc.	1,000	161,897
Hubbell, Inc.	491	162,852
		324,749
Electronic Equipment, Instruments & Components — 1.2%
Jabil, Inc.	1,076	116,096
Keysight Technologies, Inc. *	409	68,495
		184,591
Energy Equipment & Services — 0.7%
TechnipFMC plc (United Kingdom) *	6,359	105,689
INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 1.4%
Netflix, Inc. *	381	167,966
Take-Two Interactive Software, Inc. *	406	59,757
		227,723
Financial Services — 3.3%
Mastercard, Inc., Class A	1,341	527,342
Ground Transportation — 1.6%
Old Dominion Freight Line, Inc.	208	76,665
Uber Technologies, Inc. *	3,960	170,962
		247,627
Health Care Equipment & Supplies — 3.7%
Cooper Cos., Inc. (The)	350	134,155
Dexcom, Inc. *	1,121	144,071
Insulet Corp. *	330	95,174
Intuitive Surgical, Inc. *	651	222,477
		595,877
Health Care Providers & Services — 1.4%
UnitedHealth Group, Inc.	457	219,653
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc. *	58	156,152
Hilton Worldwide Holdings, Inc.	1,023	148,949
		305,101
Household Durables — 0.5%
Garmin Ltd.	757	78,908
Insurance — 1.0%
Progressive Corp. (The)	1,199	158,764
Interactive Media & Services — 8.5%
Alphabet, Inc., Class C *	6,083	735,898
Meta Platforms, Inc., Class A *	2,144	615,274
		1,351,172
IT Services — 1.8%
MongoDB, Inc. *	446	183,498
Snowflake, Inc., Class A *	543	95,472
		278,970
Life Sciences Tools & Services — 1.1%
Mettler-Toledo International, Inc. *	52	67,574
Thermo Fisher Scientific, Inc.	205	107,217
		174,791
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — 1.7%
Deere & Co.	340	137,743
Ingersoll Rand, Inc.	2,073	135,498
		273,241
Media — 1.0%
Trade Desk, Inc. (The), Class A *	2,049	158,239
Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	1,917	76,697
Oil, Gas & Consumable Fuels — 1.4%
Cheniere Energy, Inc.	751	114,451
EOG Resources, Inc.	969	110,854
		225,305
Personal Care Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	392	76,895
Pharmaceuticals — 1.7%
Eli Lilly & Co.	406	190,116
Royalty Pharma plc, Class A	2,615	80,392
		270,508
Professional Services — 0.6%
Equifax, Inc.	419	98,627
Semiconductors & Semiconductor Equipment — 9.5%
Advanced Micro Devices, Inc. *	1,485	169,192
Entegris, Inc.	985	109,127
Lam Research Corp.	264	169,498
Marvell Technology, Inc.	1,668	99,726
NVIDIA Corp.	2,034	860,489
SolarEdge Technologies, Inc. *	399	107,355
		1,515,387
Software — 19.1%
Cadence Design Systems, Inc. *	391	91,602
Confluent, Inc., Class A *	3,501	123,632
Crowdstrike Holdings, Inc., Class A *	544	79,853
HashiCorp, Inc., Class A *	1,757	46,010
HubSpot, Inc. *	255	135,653
Intuit, Inc.	557	255,084
Microsoft Corp.	4,770	1,624,337
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
Oracle Corp.	981	116,865
Palo Alto Networks, Inc. *	978	249,807
ServiceNow, Inc. *	218	122,599
Synopsys, Inc. *	202	88,150
Workday, Inc., Class A *	467	105,538
		3,039,130
Specialty Retail — 2.6%
Lowe's Cos., Inc.	757	170,891
Ross Stores, Inc.	1,090	122,207
TJX Cos., Inc. (The)	1,344	113,954
		407,052
Technology Hardware, Storage & Peripherals — 8.9%
Apple, Inc.	7,312	1,418,338
Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica, Inc. *	244	92,301
Trading Companies & Distributors — 0.4%
Air Lease Corp.	1,415	59,229
Total Common Stocks (Cost $8,686,358)		15,709,595
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $228,999)	228,969	229,015
Total Investments — 100.2% (Cost $8,915,357)		15,938,610
Liabilities in Excess of Other Assets — (0.2)%		(37,990)
NET ASSETS — 100.0%		15,900,620

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	17

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%
Aerospace & Defense — 0.4%
HEICO Corp., Class A	113	15,848
Banks — 4.3%
Citizens Financial Group, Inc.	689	17,973
Fifth Third Bancorp	896	23,483
First Citizens BancShares, Inc., Class A	17	21,638
Huntington Bancshares, Inc.	2,484	26,777
M&T Bank Corp.	271	33,527
Regions Financial Corp.	1,683	29,989
		153,387
Beverages — 1.2%
Constellation Brands, Inc., Class A	114	28,130
Keurig Dr Pepper, Inc.	489	15,288
		43,418
Biotechnology — 2.4%
Alnylam Pharmaceuticals, Inc. *	74	14,083
Apellis Pharmaceuticals, Inc. *	73	6,634
Exact Sciences Corp. *	186	17,491
Exelixis, Inc. *	466	8,910
Natera, Inc. *	210	10,237
Neurocrine Biosciences, Inc. *	97	9,155
Sarepta Therapeutics, Inc. *	65	7,376
Seagen, Inc. *	57	10,991
		84,877
Broadline Retail — 0.1%
Etsy, Inc. *	56	4,700
Building Products — 2.0%
Carlisle Cos., Inc.	80	20,441
Fortune Brands Innovations, Inc.	381	27,430
Trane Technologies plc	118	22,577
		70,448
Capital Markets — 6.5%
Ameriprise Financial, Inc.	131	43,412
Ares Management Corp.	206	19,851
FactSet Research Systems, Inc.	25	10,056
LPL Financial Holdings, Inc.	82	17,881
Morningstar, Inc.	31	6,063
MSCI, Inc.	35	16,629
Northern Trust Corp.	187	13,865
Raymond James Financial, Inc.	361	37,461
S&P Global, Inc.	34	13,491
State Street Corp.	351	25,656
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
T. Rowe Price Group, Inc. (a)	141	15,759
Tradeweb Markets, Inc., Class A	167	11,472
		231,596
Chemicals — 0.9%
Celanese Corp.	88	10,177
RPM International, Inc.	261	23,441
		33,618
Commercial Services & Supplies — 1.6%
Cintas Corp.	30	14,806
Copart, Inc. *	387	35,325
MSA Safety, Inc.	33	5,733
		55,864
Communications Equipment — 0.6%
Arista Networks, Inc. *	33	5,385
Motorola Solutions, Inc.	58	17,029
		22,414
Construction & Engineering — 1.3%
AECOM	128	10,877
Quanta Services, Inc.	141	27,734
Valmont Industries, Inc.	33	9,536
		48,147
Construction Materials — 1.0%
Martin Marietta Materials, Inc.	74	34,303
Consumer Finance — 0.5%
Discover Financial Services	146	17,113
Consumer Staples Distribution & Retail — 1.1%
Kroger Co. (The)	334	15,668
US Foods Holding Corp. *	507	22,322
		37,990
Containers & Packaging — 1.6%
Ball Corp. (a)	227	13,230
Packaging Corp. of America	161	21,300
Silgan Holdings, Inc.	456	21,350
		55,880
Distributors — 1.7%
Genuine Parts Co.	103	17,358
LKQ Corp.	528	30,799
Pool Corp.	34	12,835
		60,992
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc. *	123	11,342
Diversified REITs — 0.4%
WP Carey, Inc.	206	13,925
Electric Utilities — 2.0%
Edison International	248	17,186
PG&E Corp. *	892	15,421
Xcel Energy, Inc.	607	37,737
		70,344
Electrical Equipment — 3.3%
Acuity Brands, Inc.	114	18,632
AMETEK, Inc.	285	46,104
Hubbell, Inc.	158	52,520
		117,256
Electronic Equipment, Instruments & Components — 4.0%
Amphenol Corp., Class A	309	26,281
CDW Corp.	156	28,550
Jabil, Inc.	326	35,150
Keysight Technologies, Inc. *	58	9,717
Teledyne Technologies, Inc. *	73	30,045
Zebra Technologies Corp., Class A *	45	13,240
		142,983
Energy Equipment & Services — 0.3%
TechnipFMC plc (United Kingdom) *	651	10,817
Entertainment — 0.9%
Take-Two Interactive Software, Inc. *	208	30,650
Financial Services — 1.9%
FleetCor Technologies, Inc. *	75	18,776
Global Payments, Inc.	62	6,104
MGIC Investment Corp.	1,076	16,993
Remitly Global, Inc. *	518	9,740
Voya Financial, Inc.	224	16,077
		67,690
Food Products — 0.4%
Post Holdings, Inc. *	158	13,704
Gas Utilities — 0.4%
National Fuel Gas Co.	272	13,995
Ground Transportation — 1.0%
JB Hunt Transport Services, Inc.	60	10,830
INVESTMENTS	SHARES (000)	VALUE ($000)

Ground Transportation — continued
Old Dominion Freight Line, Inc.	37	13,884
Uber Technologies, Inc. *	235	10,148
		34,862
Health Care Equipment & Supplies — 4.7%
Align Technology, Inc. *	49	17,321
Cooper Cos., Inc. (The)	34	13,050
Dexcom, Inc. *	247	31,690
Globus Medical, Inc., Class A *	190	11,289
Hologic, Inc. *	143	11,609
IDEXX Laboratories, Inc. *	34	17,341
Insulet Corp. *	68	19,593
ResMed, Inc.	42	9,244
Shockwave Medical, Inc. *	32	9,177
Zimmer Biomet Holdings, Inc.	174	25,276
		165,590
Health Care Providers & Services — 4.5%
Acadia Healthcare Co., Inc. *	153	12,192
AmerisourceBergen Corp.	189	36,270
Centene Corp. *	190	12,843
Henry Schein, Inc. *	407	32,972
Laboratory Corp. of America Holdings	83	19,986
McKesson Corp.	33	14,304
Quest Diagnostics, Inc.	127	17,867
Universal Health Services, Inc., Class B	77	12,155
		158,589
Health Care REITs — 0.3%
Ventas, Inc.	193	9,111
Hotel & Resort REITs — 0.2%
Host Hotels & Resorts, Inc.	489	8,231
Hotels, Restaurants & Leisure — 2.9%
Aramark	165	7,098
Chipotle Mexican Grill, Inc. *	5	11,149
Darden Restaurants, Inc.	110	18,403
Domino's Pizza, Inc.	42	14,165
Expedia Group, Inc. *	153	16,769
Hilton Worldwide Holdings, Inc.	138	20,104
Las Vegas Sands Corp. *	123	7,130
Royal Caribbean Cruises Ltd. *	88	9,089
		103,907
Household Durables — 1.1%
Garmin Ltd.	75	7,846
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	19

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Helen of Troy Ltd. *	61	6,603
Mohawk Industries, Inc. *	137	14,088
Newell Brands, Inc.	1,046	9,100
		37,637
Household Products — 0.3%
Energizer Holdings, Inc.	339	11,396
Industrial REITs — 0.2%
Rexford Industrial Realty, Inc.	172	8,957
Insurance — 4.2%
Arch Capital Group Ltd. *	398	29,794
Arthur J Gallagher & Co.	46	10,038
Globe Life, Inc.	125	13,674
Hartford Financial Services Group, Inc. (The)	334	24,078
Loews Corp.	609	36,186
Progressive Corp. (The)	77	10,221
RenaissanceRe Holdings Ltd. (Bermuda)	38	7,042
WR Berkley Corp.	285	16,948
		147,981
Interactive Media & Services — 0.6%
IAC, Inc. *	369	23,172
IT Services — 1.6%
GoDaddy, Inc., Class A *	254	19,083
MongoDB, Inc. *	72	29,439
Snowflake, Inc., Class A *	54	9,594
		58,116
Life Sciences Tools & Services — 2.3%
10X Genomics, Inc., Class A *	99	5,509
Agilent Technologies, Inc.	165	19,910
IQVIA Holdings, Inc. *	85	19,116
Mettler-Toledo International, Inc. *	13	17,152
West Pharmaceutical Services, Inc.	50	18,988
		80,675
Machinery — 6.1%
Dover Corp.	150	22,198
IDEX Corp.	92	19,753
Ingersoll Rand, Inc.	199	13,028
ITT, Inc.	432	40,255
Lincoln Electric Holdings, Inc.	149	29,589
Middleby Corp. (The) *	175	25,854
Snap-on, Inc.	121	34,896
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Timken Co. (The)	230	21,006
Toro Co. (The)	116	11,771
		218,350
Media — 1.4%
Liberty Media Corp.-Liberty SiriusXM, Class C *	669	21,885
Trade Desk, Inc. (The), Class A *	368	28,455
		50,340
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	401	16,021
Multi-Utilities — 2.1%
CMS Energy Corp.	576	33,867
Sempra Energy	52	7,600
WEC Energy Group, Inc.	382	33,679
		75,146
Office REITs — 0.3%
Boston Properties, Inc. (a)	206	11,846
Oil, Gas & Consumable Fuels — 2.8%
Cheniere Energy, Inc.	189	28,814
Coterra Energy, Inc.	617	15,601
Diamondback Energy, Inc.	93	12,215
EOG Resources, Inc.	113	12,956
Williams Cos., Inc. (The)	901	29,416
		99,002
Passenger Airlines — 0.3%
Southwest Airlines Co.	288	10,418
Pharmaceuticals — 0.8%
Jazz Pharmaceuticals plc *	167	20,708
Royalty Pharma plc, Class A	272	8,362
		29,070
Professional Services — 0.9%
Equifax, Inc.	93	21,788
Verisk Analytics, Inc.	47	10,670
		32,458
Real Estate Management & Development — 0.6%
CBRE Group, Inc., Class A *	246	19,824
Residential REITs — 1.9%
American Homes 4 Rent, Class A	543	19,252
AvalonBay Communities, Inc.	95	18,023
Essex Property Trust, Inc.	42	9,940
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Residential REITs — continued
Mid-America Apartment Communities, Inc.	74	11,188
Sun Communities, Inc.	68	8,842
		67,245
Retail REITs — 1.4%
Brixmor Property Group, Inc.	606	13,330
Federal Realty Investment Trust	97	9,391
Kimco Realty Corp.	789	15,563
Regency Centers Corp.	184	11,366
		49,650
Semiconductors & Semiconductor Equipment — 2.5%
Entegris, Inc.	106	11,747
Lam Research Corp.	13	8,618
Marvell Technology, Inc.	192	11,476
Microchip Technology, Inc.	48	4,314
Monolithic Power Systems, Inc.	29	15,572
ON Semiconductor Corp. *	91	8,561
Rambus, Inc. *	123	7,886
SolarEdge Technologies, Inc. * (a)	53	14,326
Teradyne, Inc. (a)	61	6,773
		89,273
Software — 4.2%
Cadence Design Systems, Inc. *	32	7,416
Confluent, Inc., Class A * (a)	436	15,401
Crowdstrike Holdings, Inc., Class A *	152	22,377
DocuSign, Inc. *	122	6,242
Five9, Inc. *	80	6,620
HashiCorp, Inc., Class A *	282	7,386
HubSpot, Inc. *	42	22,392
Palo Alto Networks, Inc. * (a)	89	22,651
Procore Technologies, Inc. *	180	11,694
Synopsys, Inc. *	16	6,936
Workday, Inc., Class A *	52	11,635
Zoom Video Communications, Inc., Class A *	108	7,341
		148,091
Specialized REITs — 1.2%
Rayonier, Inc.	614	19,282
Weyerhaeuser Co.	657	22,022
		41,304
Specialty Retail — 3.4%
AutoZone, Inc. *	13	31,810
Bath & Body Works, Inc.	375	14,066
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued
Best Buy Co., Inc.	151	12,398
Burlington Stores, Inc. *	57	8,921
Floor & Decor Holdings, Inc., Class A * (a)	85	8,863
Ross Stores, Inc.	243	27,271
Tractor Supply Co.	79	17,345
		120,674
Textiles, Apparel & Luxury Goods — 2.0%
Carter's, Inc.	239	17,344
Lululemon Athletica, Inc. *	26	9,860
Ralph Lauren Corp. (a)	181	22,284
Tapestry, Inc. (a)	546	23,372
		72,860
Trading Companies & Distributors — 0.3%
Air Lease Corp.	242	10,122
Total Common Stocks (Cost $2,614,540)		3,473,219
Short-Term Investments — 5.2%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $124,087)	124,075	124,100
Investment of Cash Collateral from Securities Loaned — 1.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	43,779	43,783
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	17,097	17,097
Total Investment of Cash Collateral from Securities Loaned (Cost $60,880)		60,880
Total Short-Term Investments (Cost $184,967)		184,980
Total Investments — 102.8% (Cost $2,799,507)		3,658,199
Liabilities in Excess of Other Assets — (2.8)%		(100,438)
NET ASSETS — 100.0%		3,557,761

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	21

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $60,096.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%
Aerospace & Defense — 1.1%
HEICO Corp., Class A	748	105,129
Beverages — 0.8%
Constellation Brands, Inc., Class A	294	72,353
Biotechnology — 6.0%
Alnylam Pharmaceuticals, Inc. *	492	93,419
Apellis Pharmaceuticals, Inc. *	486	44,264
Exact Sciences Corp. *	1,236	116,026
Exelixis, Inc. *	3,093	59,104
Natera, Inc. *	1,395	67,909
Neurocrine Biosciences, Inc. *	644	60,728
Sarepta Therapeutics, Inc. *	427	48,930
Seagen, Inc. *	379	72,907
		563,287
Broadline Retail — 0.3%
Etsy, Inc. *	368	31,175
Building Products — 1.6%
Trane Technologies plc	783	149,765
Capital Markets — 7.3%
Ares Management Corp.	1,367	131,684
FactSet Research Systems, Inc.	167	66,708
LPL Financial Holdings, Inc.	546	118,611
Morningstar, Inc.	205	40,221
MSCI, Inc.	235	110,310
Raymond James Financial, Inc.	568	58,960
S&P Global, Inc.	223	89,492
Tradeweb Markets, Inc., Class A (a)	1,111	76,097
		692,083
Commercial Services & Supplies — 3.9%
Cintas Corp.	198	98,216
Copart, Inc. *	2,569	234,330
MSA Safety, Inc.	199	34,716
		367,262
Communications Equipment — 0.4%
Arista Networks, Inc. *	220	35,720
Construction & Engineering — 3.4%
AECOM	852	72,156
Quanta Services, Inc.	937	183,971
Valmont Industries, Inc.	217	63,256
		319,383
INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 0.9%
Pool Corp.	227	85,161
Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc. *	814	75,240
Electrical Equipment — 2.3%
AMETEK, Inc.	628	101,709
Hubbell, Inc.	354	117,233
		218,942
Electronic Equipment, Instruments & Components — 2.9%
Jabil, Inc.	921	99,403
Keysight Technologies, Inc. *	385	64,460
Teledyne Technologies, Inc. *	153	62,789
Zebra Technologies Corp., Class A *	172	51,012
		277,664
Energy Equipment & Services — 0.8%
TechnipFMC plc (United Kingdom) *	4,317	71,756
Entertainment — 1.1%
Take-Two Interactive Software, Inc. *	708	104,239
Financial Services — 1.1%
Global Payments, Inc.	411	40,491
Remitly Global, Inc. *	3,433	64,609
		105,100
Ground Transportation — 2.4%
JB Hunt Transport Services, Inc.	397	71,842
Old Dominion Freight Line, Inc.	249	92,100
Uber Technologies, Inc. *	1,559	67,314
		231,256
Health Care Equipment & Supplies — 9.0%
Align Technology, Inc. *	325	114,900
Cooper Cos., Inc. (The)	226	86,570
Dexcom, Inc. * (a)	1,636	210,219
Hologic, Inc. *	951	77,034
IDEXX Laboratories, Inc. *	229	115,028
Insulet Corp. *	451	129,967
ResMed, Inc.	281	61,317
Shockwave Medical, Inc. *	213	60,877
		855,912
Health Care Providers & Services — 2.8%
Acadia Healthcare Co., Inc. *	1,016	80,877
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	23

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Centene Corp. *	1,263	85,193
McKesson Corp.	222	94,887
		260,957
Hotels, Restaurants & Leisure — 4.8%
Aramark	1,094	47,086
Chipotle Mexican Grill, Inc. *	35	73,954
Domino's Pizza, Inc.	279	94,006
Hilton Worldwide Holdings, Inc.	916	133,356
Las Vegas Sands Corp. *	815	47,297
Royal Caribbean Cruises Ltd. * (a)	581	60,293
		455,992
Household Durables — 1.0%
Garmin Ltd.	499	52,047
Helen of Troy Ltd. * (a)	406	43,801
		95,848
Insurance — 1.4%
Arthur J Gallagher & Co.	304	66,584
Progressive Corp. (The)	512	67,802
		134,386
IT Services — 2.7%
MongoDB, Inc. *	475	195,284
Snowflake, Inc., Class A *	362	63,643
		258,927
Life Sciences Tools & Services — 5.7%
10X Genomics, Inc., Class A *	654	36,546
Agilent Technologies, Inc.	1,098	132,068
IQVIA Holdings, Inc. *	565	126,881
Mettler-Toledo International, Inc. *	87	113,781
West Pharmaceutical Services, Inc.	329	125,957
		535,233
Machinery — 2.7%
Ingersoll Rand, Inc.	1,322	86,420
ITT, Inc.	979	91,263
Toro Co. (The)	768	78,079
		255,762
Media — 2.0%
Trade Desk, Inc. (The), Class A *	2,444	188,760
Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	1,303	52,107
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 2.9%
Cheniere Energy, Inc.	1,255	191,139
EOG Resources, Inc.	751	85,942
		277,081
Pharmaceuticals — 0.8%
Jazz Pharmaceuticals plc *	159	19,719
Royalty Pharma plc, Class A	1,805	55,470
		75,189
Professional Services — 2.3%
Equifax, Inc.	614	144,528
Verisk Analytics, Inc.	313	70,779
		215,307
Semiconductors & Semiconductor Equipment — 6.0%
Entegris, Inc.	703	77,925
Lam Research Corp.	89	57,162
Marvell Technology, Inc.	1,274	76,127
Monolithic Power Systems, Inc.	191	103,296
ON Semiconductor Corp. *	600	56,790
Rambus, Inc. *	815	52,310
SolarEdge Technologies, Inc. *	353	95,032
Teradyne, Inc.	404	44,929
		563,571
Software — 10.4%
Cadence Design Systems, Inc. *	210	49,197
Confluent, Inc., Class A * (a)	2,893	102,160
Crowdstrike Holdings, Inc., Class A * (a)	1,011	148,437
DocuSign, Inc. *	810	41,404
Five9, Inc. *	533	43,911
HashiCorp, Inc., Class A *	1,871	48,998
HubSpot, Inc. *	279	148,537
Palo Alto Networks, Inc. * (a)	588	150,254
Procore Technologies, Inc. *	1,192	77,576
Synopsys, Inc. *	106	46,009
Workday, Inc., Class A *	342	77,180
Zoom Video Communications, Inc., Class A *	717	48,698
		982,361
Specialty Retail — 5.0%
AutoZone, Inc. *	24	58,936
Burlington Stores, Inc. *	376	59,174
Floor & Decor Holdings, Inc., Class A * (a)	566	58,793
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Ross Stores, Inc.	1,613	180,914
Tractor Supply Co.	520	115,059
		472,876
Textiles, Apparel & Luxury Goods — 0.7%
Lululemon Athletica, Inc. *	173	65,405
Trading Companies & Distributors — 0.7%
Air Lease Corp.	1,604	67,142
Total Common Stocks (Cost $7,239,916)		9,318,331
Short-Term Investments — 3.1%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $128,771)	128,758	128,783
Investment of Cash Collateral from Securities Loaned — 1.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	137,889	137,903
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	23,086	23,086
Total Investment of Cash Collateral from Securities Loaned (Cost $160,993)		160,989
Total Short-Term Investments (Cost $289,764)		289,772
Total Investments — 101.6% (Cost $7,529,680)		9,608,103
Liabilities in Excess of Other Assets — (1.6)%		(147,211)
NET ASSETS — 100.0%		9,460,892

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $158,735.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	25

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Banks — 7.2%
Citizens Financial Group, Inc.	4,380	114,230
Fifth Third Bancorp	5,696	149,290
First Citizens BancShares, Inc., Class A	107	137,506
Huntington Bancshares, Inc.	15,793	170,248
M&T Bank Corp.	1,723	213,204
Regions Financial Corp. (a)	10,700	190,684
		975,162
Beverages — 1.5%
Constellation Brands, Inc., Class A	445	109,452
Keurig Dr Pepper, Inc.	3,106	97,141
		206,593
Building Products — 2.3%
Carlisle Cos., Inc.	506	129,925
Fortune Brands Innovations, Inc.	2,424	174,403
		304,328
Capital Markets — 6.0%
Ameriprise Financial, Inc.	831	276,109
Northern Trust Corp.	1,188	88,084
Raymond James Financial, Inc.	1,751	181,672
State Street Corp.	2,229	163,113
T. Rowe Price Group, Inc. (a)	894	100,137
		809,115
Chemicals — 1.6%
Celanese Corp. (a)	558	64,621
RPM International, Inc.	1,661	149,017
		213,638
Communications Equipment — 0.8%
Motorola Solutions, Inc.	369	108,217
Construction Materials — 1.6%
Martin Marietta Materials, Inc.	472	218,128
Consumer Finance — 0.9%
Discover Financial Services	1,052	122,934
Consumer Staples Distribution & Retail — 1.8%
Kroger Co. (The)	2,118	99,562
US Foods Holding Corp. *	3,225	141,901
		241,463
Containers & Packaging — 2.6%
Ball Corp.	1,444	84,042
INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — continued
Packaging Corp. of America	1,025	135,400
Silgan Holdings, Inc.	2,894	135,720
		355,162
Distributors — 2.3%
Genuine Parts Co.	652	110,312
LKQ Corp.	3,361	195,839
		306,151
Diversified REITs — 0.7%
WP Carey, Inc.	1,310	88,473
Electric Utilities — 3.3%
Edison International	1,573	109,220
PG&E Corp. *	5,670	97,985
Xcel Energy, Inc.	3,860	239,986
		447,191
Electrical Equipment — 4.0%
Acuity Brands, Inc.	726	118,425
AMETEK, Inc.	1,209	195,658
Hubbell, Inc.	668	221,602
		535,685
Electronic Equipment, Instruments & Components — 4.8%
Amphenol Corp., Class A	1,967	167,086
CDW Corp.	989	181,527
Jabil, Inc.	1,188	128,173
Teledyne Technologies, Inc. *	318	130,813
Zebra Technologies Corp., Class A *	119	35,162
		642,761
Entertainment — 0.7%
Take-Two Interactive Software, Inc. *	645	94,900
Financial Services — 2.4%
FleetCor Technologies, Inc. *	475	119,339
MGIC Investment Corp.	6,839	107,992
Voya Financial, Inc.	1,425	102,159
		329,490
Food Products — 0.7%
Post Holdings, Inc. *	1,005	87,061
Gas Utilities — 0.7%
National Fuel Gas Co.	1,731	88,916
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 1.7%
Globus Medical, Inc., Class A *	1,204	71,694
Zimmer Biomet Holdings, Inc.	1,104	160,697
		232,391
Health Care Providers & Services — 5.6%
AmerisourceBergen Corp.	1,199	230,645
Henry Schein, Inc. *	2,585	209,666
Laboratory Corp. of America Holdings	526	127,036
Quest Diagnostics, Inc.	808	113,554
Universal Health Services, Inc., Class B	489	77,209
		758,110
Health Care REITs — 0.4%
Ventas, Inc.	1,224	57,836
Hotel & Resort REITs — 0.4%
Host Hotels & Resorts, Inc. (a)	3,104	52,240
Hotels, Restaurants & Leisure — 1.7%
Darden Restaurants, Inc.	700	116,957
Expedia Group, Inc. *	974	106,564
		223,521
Household Durables — 1.1%
Mohawk Industries, Inc. *	868	89,510
Newell Brands, Inc.	6,640	57,773
		147,283
Household Products — 0.5%
Energizer Holdings, Inc.	2,155	72,378
Industrial REITs — 0.4%
Rexford Industrial Realty, Inc.	1,089	56,854
Insurance — 6.0%
Arch Capital Group Ltd. *	2,531	189,443
Globe Life, Inc.	793	86,864
Hartford Financial Services Group, Inc. (The)	2,125	153,070
Loews Corp.	3,875	230,120
RenaissanceRe Holdings Ltd. (Bermuda)	240	44,669
WR Berkley Corp.	1,808	107,704
		811,870
Interactive Media & Services — 1.1%
IAC, Inc. *	2,346	147,309
IT Services — 0.9%
GoDaddy, Inc., Class A *	1,614	121,285
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 8.5%
Dover Corp.	956	141,110
IDEX Corp.	583	125,551
ITT, Inc.	1,807	168,470
Lincoln Electric Holdings, Inc.	947	188,142
Middleby Corp. (The) *	1,112	164,376
Snap-on, Inc. (a)	770	221,901
Timken Co. (The)	1,459	133,527
		1,143,077
Media — 1.0%
Liberty Media Corp.-Liberty SiriusXM, Class C *	4,250	139,115
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,296	51,822
Multi-Utilities — 3.6%
CMS Energy Corp.	3,666	215,364
Sempra Energy	331	48,223
WEC Energy Group, Inc.	2,427	214,167
		477,754
Office REITs — 0.6%
Boston Properties, Inc. (a)	1,306	75,243
Oil, Gas & Consumable Fuels — 2.7%
Coterra Energy, Inc.	3,918	99,130
Diamondback Energy, Inc.	591	77,587
Williams Cos., Inc. (The)	5,732	187,036
		363,753
Passenger Airlines — 0.5%
Southwest Airlines Co.	1,827	66,151
Pharmaceuticals — 0.8%
Jazz Pharmaceuticals plc *	890	110,335
Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A *	1,561	126,002
Residential REITs — 3.2%
American Homes 4 Rent, Class A	3,452	122,364
AvalonBay Communities, Inc.	605	114,537
Essex Property Trust, Inc.	269	63,107
Mid-America Apartment Communities, Inc.	468	71,056
Sun Communities, Inc.	430	56,124
		427,188
Retail REITs — 2.3%
Brixmor Property Group, Inc.	3,849	84,679
Federal Realty Investment Trust (a)	616	59,622
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	27

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Retail REITs — continued
Kimco Realty Corp.	5,015	98,893
Regency Centers Corp.	1,169	72,181
		315,375
Semiconductors & Semiconductor Equipment — 0.2%
Microchip Technology, Inc.	305	27,306
Specialized REITs — 2.0%
Rayonier, Inc.	3,903	122,555
Weyerhaeuser Co.	4,178	139,992
		262,547
Specialty Retail — 2.3%
AutoZone, Inc. *	59	145,787
Bath & Body Works, Inc.	2,383	89,368
Best Buy Co., Inc.	961	78,751
		313,906
Textiles, Apparel & Luxury Goods — 3.0%
Carter's, Inc. (a)	1,518	110,218
Ralph Lauren Corp. (a)	1,149	141,656
Tapestry, Inc.	3,472	148,581
		400,455
Total Common Stocks (Cost $8,301,772)		13,156,474
Short-Term Investments — 2.9%
Investment Companies — 1.9%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $251,453)	251,396	251,446
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 1.0%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	119,963	119,975
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	18,205	18,205
Total Investment of Cash Collateral from Securities Loaned (Cost $138,184)		138,180
Total Short-Term Investments (Cost $389,637)		389,626
Total Investments — 100.6% (Cost $8,691,409)		13,546,100
Liabilities in Excess of Other Assets — (0.6)%		(76,558)
NET ASSETS — 100.0%		13,469,542

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $136,587.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%
Aerospace & Defense — 2.3%
General Dynamics Corp.	308	66,288
Northrop Grumman Corp.	106	48,178
Raytheon Technologies Corp.	975	95,537
		210,003
Air Freight & Logistics — 0.8%
FedEx Corp.	306	75,907
Banks — 9.2%
Bank of America Corp.	6,077	174,346
Citigroup, Inc.	991	45,618
Citizens Financial Group, Inc.	1,760	45,886
Cullen/Frost Bankers, Inc.	206	22,162
First Citizens BancShares, Inc., Class A	44	56,474
M&T Bank Corp.	1,261	156,101
PNC Financial Services Group, Inc. (The)	580	73,086
Regions Financial Corp. (a)	3,877	69,079
Wells Fargo & Co.	4,484	191,387
		834,139
Beverages — 0.8%
Keurig Dr Pepper, Inc.	2,266	70,866
Biotechnology — 2.9%
AbbVie, Inc.	1,055	142,193
Regeneron Pharmaceuticals, Inc. *	97	69,483
Vertex Pharmaceuticals, Inc. *	154	54,053
		265,729
Building Products — 1.4%
Carlisle Cos., Inc.	221	56,620
Fortune Brands Innovations, Inc.	946	68,093
		124,713
Capital Markets — 2.4%
Charles Schwab Corp. (The)	1,214	68,832
Morgan Stanley	584	49,902
Northern Trust Corp.	695	51,517
T. Rowe Price Group, Inc.	427	47,814
		218,065
Chemicals — 0.6%
Axalta Coating Systems Ltd. *	1,547	50,764
Communications Equipment — 0.5%
Cisco Systems, Inc.	904	46,763
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — 1.8%
Martin Marietta Materials, Inc.	267	123,307
Vulcan Materials Co.	165	37,220
		160,527
Consumer Finance — 3.1%
American Express Co.	411	71,544
Capital One Financial Corp.	1,920	210,033
		281,577
Consumer Staples Distribution & Retail — 0.9%
Albertsons Cos., Inc., Class A	2,391	52,163
Dollar General Corp.	180	30,611
		82,774
Containers & Packaging — 1.7%
Packaging Corp. of America	728	96,279
Silgan Holdings, Inc.	469	21,977
WestRock Co.	1,185	34,438
		152,694
Diversified Telecommunication Services — 0.5%
Verizon Communications, Inc.	1,302	48,428
Electric Utilities — 2.9%
Edison International	720	50,026
Entergy Corp.	268	26,105
NextEra Energy, Inc.	766	56,805
PG&E Corp. *	3,888	67,186
Xcel Energy, Inc.	1,068	66,419
		266,541
Electrical Equipment — 0.8%
Eaton Corp. plc	354	71,189
Electronic Equipment, Instruments & Components — 0.9%
CDW Corp.	157	28,755
TD SYNNEX Corp.	542	51,007
		79,762
Financial Services — 4.5%
Berkshire Hathaway, Inc., Class B *	833	284,018
FleetCor Technologies, Inc. *	314	78,889
MGIC Investment Corp.	2,776	43,827
		406,734
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	29

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food Products — 1.5%
Kraft Heinz Co. (The)	1,972	70,006
Post Holdings, Inc. * (a)	810	70,157
		140,163
Ground Transportation — 1.0%
Norfolk Southern Corp.	107	24,150
Union Pacific Corp.	348	71,228
		95,378
Health Care Equipment & Supplies — 1.1%
Medtronic plc	515	45,351
Zimmer Biomet Holdings, Inc.	358	52,227
		97,578
Health Care Providers & Services — 6.0%
AmerisourceBergen Corp.	772	148,556
Cigna Group (The)	232	65,155
CVS Health Corp.	936	64,699
HCA Healthcare, Inc.	300	90,965
Henry Schein, Inc. *	514	41,661
Laboratory Corp. of America Holdings	301	72,568
UnitedHealth Group, Inc.	122	58,847
		542,451
Health Care REITs — 0.4%
Welltower, Inc.	419	33,877
Hotel & Resort REITs — 0.4%
Apple Hospitality REIT, Inc.	2,341	35,368
Hotels, Restaurants & Leisure — 1.4%
Booking Holdings, Inc. *	29	78,579
Texas Roadhouse, Inc.	399	44,845
		123,424
Household Durables — 1.0%
Mohawk Industries, Inc. *	565	58,255
Newell Brands, Inc.	4,157	36,164
		94,419
Household Products — 1.5%
Energizer Holdings, Inc.	1,203	40,396
Procter & Gamble Co. (The)	665	100,927
		141,323
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	323	66,985
INVESTMENTS	SHARES (000)	VALUE ($000)

Industrial REITs — 0.3%
EastGroup Properties, Inc.	155	26,943
Insurance — 5.7%
Chubb Ltd.	291	56,102
CNA Financial Corp.	818	31,591
Fairfax Financial Holdings Ltd. (Canada)	72	53,790
Hartford Financial Services Group, Inc. (The)	447	32,198
Loews Corp.	2,593	153,996
Progressive Corp. (The)	406	53,703
Travelers Cos., Inc. (The)	524	91,027
WR Berkley Corp.	732	43,574
		515,981
Interactive Media & Services — 2.2%
Alphabet, Inc., Class C *	505	61,138
IAC, Inc. *	1,026	64,420
Meta Platforms, Inc., Class A *	268	76,882
		202,440
IT Services — 0.5%
International Business Machines Corp.	325	43,528
Machinery — 2.4%
Dover Corp.	630	92,947
ITT, Inc.	261	24,309
Middleby Corp. (The) *	337	49,893
Timken Co. (The)	523	47,843
		214,992
Media — 1.6%
Liberty Broadband Corp., Class C *	674	54,002
Liberty Media Corp.-Liberty SiriusXM, Class C *	2,161	70,726
Nexstar Media Group, Inc.	147	24,485
		149,213
Multi-Utilities — 1.1%
Dominion Energy, Inc.	1,084	56,130
Public Service Enterprise Group, Inc.	686	42,976
		99,106
Oil, Gas & Consumable Fuels — 7.9%
Chevron Corp.	1,183	186,082
ConocoPhillips	1,519	157,380
Coterra Energy, Inc.	1,569	39,686
EOG Resources, Inc.	686	78,540
Kinder Morgan, Inc.	5,198	89,513
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Phillips 66	776	73,984
Williams Cos., Inc. (The)	2,767	90,303
		715,488
Personal Care Products — 0.4%
Kenvue, Inc. * (a)	1,362	35,983
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	2,638	168,675
Johnson & Johnson	863	142,880
Merck & Co., Inc.	579	66,804
		378,359
Professional Services — 0.3%
Leidos Holdings, Inc.	337	29,800
Real Estate Management & Development — 1.0%
CBRE Group, Inc., Class A *	1,083	87,424
Residential REITs — 1.5%
American Homes 4 Rent, Class A	1,846	65,447
Mid-America Apartment Communities, Inc.	488	74,100
		139,547
Retail REITs — 2.3%
Brixmor Property Group, Inc.	2,844	62,566
Federal Realty Investment Trust	539	52,169
Kimco Realty Corp.	4,577	90,265
		205,000
Semiconductors & Semiconductor Equipment — 2.3%
Analog Devices, Inc.	221	43,092
NXP Semiconductors NV (China)	367	75,097
Texas Instruments, Inc.	532	95,765
		213,954
Specialized REITs — 3.4%
Lamar Advertising Co., Class A	554	54,984
Public Storage	258	75,334
Rayonier, Inc.	2,096	65,817
Weyerhaeuser Co.	3,423	114,712
		310,847
Specialty Retail — 4.4%
AutoZone, Inc. *	39	97,376
Bath & Body Works, Inc.	762	28,586
Best Buy Co., Inc.	521	42,735
Dick's Sporting Goods, Inc.	388	51,316
Home Depot, Inc. (The)	177	54,890
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued
Lowe's Cos., Inc.	353	79,559
Murphy USA, Inc.	158	49,162
		403,624
Textiles, Apparel & Luxury Goods — 1.1%
Columbia Sportswear Co.	405	31,228
Ralph Lauren Corp. (a)	547	67,470
		98,698
Tobacco — 0.8%
Philip Morris International, Inc.	740	72,239
Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc. *	271	37,670
Total Common Stocks (Cost $6,170,630)		8,798,977
Short-Term Investments — 4.5%
Investment Companies — 3.7%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $331,120)	331,061	331,127
Investment of Cash Collateral from Securities Loaned — 0.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	31,990	31,993
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	44,536	44,536
Total Investment of Cash Collateral from Securities Loaned (Cost $76,529)		76,529
Total Short-Term Investments (Cost $407,649)		407,656
Total Investments — 101.3% (Cost $6,578,279)		9,206,633
Liabilities in Excess of Other Assets — (1.3)%		(119,222)
NET ASSETS — 100.0%		9,087,411

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $75,059.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	31

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$15,709,595	$3,473,219	$9,318,331
Investments in affiliates, at value	229,015	124,100	128,783
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	—	60,880	160,989
Cash	1,194	411	612
Receivables:
Investment securities sold	63,910	188,568	41,479
Fund shares sold	14,535	4,270	44,199
Dividends from non-affiliates	1,671	4,255	2,067
Dividends from affiliates	33	18	18
Securities lending income (See Note 2.B.)	— (a)	7	17
Other assets	—	27	—
Total Assets	16,019,953	3,855,755	9,696,495
LIABILITIES:
Payables:
Investment securities purchased	67,389	231,369	61,354
Collateral received on securities loaned (See Note 2.B.)	—	60,880	160,989
Fund shares redeemed	42,214	3,406	6,939
Accrued liabilities:
Investment advisory fees	6,147	1,611	4,604
Administration fees	375	71	394
Distribution fees	1,085	137	314
Service fees	1,564	325	587
Custodian and accounting fees	112	24	63
Trustees’ and Chief Compliance Officer’s fees	1	—	— (a)
Other	446	171	359
Total Liabilities	119,333	297,994	235,603
Net Assets	$15,900,620	$3,557,761	$9,460,892

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$9,226,579	$2,784,365	$7,651,949
Total distributable earnings (loss)	6,674,041	773,396	1,808,943
Total Net Assets	$15,900,620	$3,557,761	$9,460,892
Net Assets:
Class A	$2,957,562	$642,773	$1,242,347
Class C	808,227	14,923	60,306
Class I	4,496,251	995,077	2,344,119
Class R2	6,945	1,546	46,941
Class R3	27,413	—	51,316
Class R4	24,519	—	23,144
Class R5	104,828	10,068	504,025
Class R6	7,474,875	1,893,374	5,188,694
Total	$15,900,620	$3,557,761	$9,460,892
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	105,105	12,061	35,467
Class C	36,331	302	2,589
Class I	150,925	18,231	53,815
Class R2	252	30	1,206
Class R3	976	—	1,209
Class R4	823	—	534
Class R5	3,399	184	11,311
Class R6	239,270	34,591	115,396
Net Asset Value (a):
Class A — Redemption price per share	$28.14	$53.29	$35.03
Class C — Offering price per share (b)	22.25	49.56	23.29
Class I — Offering and redemption price per share	29.79	54.58	43.56
Class R2 — Offering and redemption price per share	27.58	52.24	38.91
Class R3 — Offering and redemption price per share	28.08	—	42.44
Class R4 — Offering and redemption price per share	29.80	—	43.34
Class R5 — Offering and redemption price per share	30.85	54.78	44.56
Class R6 — Offering and redemption price per share	31.24	54.73	44.96
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.70	$56.24	$36.97
Cost of investments in non-affiliates	$8,686,358	$2,614,540	$7,239,916
Cost of investments in affiliates	228,999	124,087	128,771
Investment securities on loan, at value (See Note 2.B.)	—	60,096	158,735
Cost of investment of cash collateral (See Note 2.B.)	—	60,880	160,993

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$13,156,474	$8,798,977
Investments in affiliates, at value	251,446	331,127
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	138,180	76,529
Cash	1,070	1,379
Receivables:
Investment securities sold	43,771	55,602
Fund shares sold	10,608	3,338
Dividends from non-affiliates	27,605	8,530
Dividends from affiliates	36	47
Securities lending income (See Note 2.B.)	11	19
Total Assets	13,629,201	9,275,548
LIABILITIES:
Payables:
Investment securities purchased	—	55,967
Collateral received on securities loaned (See Note 2.B.)	138,180	76,529
Fund shares redeemed	12,975	50,376
Accrued liabilities:
Investment advisory fees	6,253	3,557
Administration fees	260	263
Distribution fees	304	388
Service fees	1,110	730
Custodian and accounting fees	128	90
Trustees’ and Chief Compliance Officer’s fees	— (a)	—
Other	449	237
Total Liabilities	159,659	188,137
Net Assets	$13,469,542	$9,087,411

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	35

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$8,321,332	$6,091,307
Total distributable earnings (loss)	5,148,210	2,996,104
Total Net Assets	$13,469,542	$9,087,411
Net Assets:
Class A	$1,181,402	$1,245,482
Class C	44,732	222,660
Class I	1,886,979	1,849,562
Class L	6,071,628	1,406,943
Class R2	60,386	334
Class R3	71,414	2,195
Class R4	18,338	173
Class R5	47,429	18,118
Class R6	4,087,234	4,341,944
Total	$13,469,542	$9,087,411
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	34,384	35,581
Class C	1,379	6,380
Class I	53,921	52,393
Class L	170,282	39,799
Class R2	1,883	10
Class R3	2,107	64
Class R4	528	5
Class R5	1,332	513
Class R6	114,662	122,981
Net Asset Value (a):
Class A — Redemption price per share	$34.36	$35.00
Class C — Offering price per share (b)	32.43	34.90
Class I — Offering and redemption price per share	34.99	35.30
Class L — Offering and redemption price per share	35.66	35.35
Class R2 — Offering and redemption price per share	32.08	34.48
Class R3 — Offering and redemption price per share	33.90	34.48
Class R4 — Offering and redemption price per share	34.76	35.62
Class R5 — Offering and redemption price per share	35.59	35.27
Class R6 — Offering and redemption price per share	35.65	35.31
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$36.26	$36.94
Cost of investments in non-affiliates	$8,301,772	$6,170,630
Cost of investments in affiliates	251,453	331,120
Investment securities on loan, at value (See Note 2.B.)	136,587	75,059
Cost of investment of cash collateral (See Note 2.B.)	138,184	76,529

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$22	$1
Dividend income from non-affiliates	85,135	42,192	38,516
Dividend income from affiliates	7,897	3,917	7,660
Income from securities lending (net) (See Note 2.B.)	79	97	243
Total investment income	93,111	46,228	46,420
EXPENSES:
Investment advisory fees	72,831	20,476	51,719
Administration fees	9,165	2,363	5,968
Distribution fees:
Class A	6,297	1,452	2,948
Class C	5,795	108	477
Class R2	27	4	219
Class R3	40	—	114
Service fees:
Class A	6,297	1,452	2,948
Class C	1,932	36	159
Class I	9,301	2,286	4,344
Class R2	13	2	109
Class R3	40	—	114
Class R4	53	—	52
Class R5	93	5	470
Custodian and accounting fees	405	112	245
Interest expense to affiliates	2	1	6
Professional fees	120	66	89
Trustees’ and Chief Compliance Officer’s fees	75	37	55
Printing and mailing costs	821	507	671
Registration and filing fees	460	130	348
Transfer agency fees (See Note 2.F.)	355	58	520
Other	431	145	209
Total expenses	114,553	29,240	71,784
Less fees waived	(12,628)	(3,742)	(6,126)
Less expense reimbursements	(28)	(24)	(3)
Net expenses	101,897	25,474	65,655
Net investment income (loss)	(8,786)	20,754	(19,235)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	37

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)
	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(276,500)	$(63,094)	$(207,855)
Investments in affiliates	(22)	(13)	11
Foreign currency transactions	(1)	—	—
Net realized gain (loss)	(276,523)	(63,107)	(207,844)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,464,701	447,210	1,704,352
Investments in affiliates	2	(1)	(11)
Foreign currency translations	(1)	—	—
Change in net unrealized appreciation/depreciation	3,464,702	447,209	1,704,341
Net realized/unrealized gains (losses)	3,188,179	384,102	1,496,497
Change in net assets resulting from operations	$3,179,393	$404,856	$1,477,262
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$1	$1
Dividend income from non-affiliates	272,842	221,972
Dividend income from affiliates	12,585	8,304
Income from securities lending (net) (See Note 2.B.)	77	135
Total investment income	285,505	230,412
EXPENSES:
Investment advisory fees	90,711	51,107
Administration fees	9,440	6,964
Distribution fees:
Class A	3,063	3,107
Class C	398	1,936
Class R2	312	2
Class R3	177	6
Service fees:
Class A	3,063	3,107
Class C	133	645
Class I	5,286	4,948
Class L	6,480	1,528
Class R2	156	1
Class R3	177	6
Class R4	50	— (a)
Class R5	49	10
Custodian and accounting fees	451	311
Professional fees	127	102
Trustees’ and Chief Compliance Officer’s fees	79	61
Printing and mailing costs	1,058	455
Registration and filing fees	246	227
Transfer agency fees (See Note 2.F.)	295	204
Other	608	200
Total expenses	122,359	74,927
Less fees waived	(12,865)	(8,984)
Less expense reimbursements	(61)	(53)
Net expenses	109,433	65,890
Net investment income (loss)	176,072	164,522

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	39

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)
	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$478,665	$593,308
Investments in affiliates	(64)	(28)
Net realized gain (loss)	478,601	593,280
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	671,001	(74,029)
Investments in affiliates	(1)	(1)
Change in net unrealized appreciation/depreciation	671,000	(74,030)
Net realized/unrealized gains (losses)	1,149,601	519,250
Change in net assets resulting from operations	$1,325,673	$683,772
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(8,786)	$(43,447)	$20,754	$11,744
Net realized gain (loss)	(276,523)	300,402	(63,107)	111,884
Change in net unrealized appreciation/depreciation	3,464,702	(3,767,905)	447,209	(623,200)
Change in net assets resulting from operations	3,179,393	(3,510,950)	404,856	(499,572)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,869)	(450,846)	(14,573)	(45,467)
Class C	(3,852)	(205,934)	(355)	(1,466)
Class I	(13,567)	(627,636)	(23,622)	(74,927)
Class R2	(23)	(97)	(19)	(46)
Class R3	(53)	(738)	—	—
Class R4	(80)	(2,743)	—	—
Class R5	(309)	(18,769)	(256)	(6)
Class R6	(21,818)	(865,471)	(47,896)	(105,308)
Total distributions to shareholders	(49,571)	(2,172,234)	(86,721)	(227,220)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	689,481	2,985,664	610,238	530,638
NET ASSETS:
Change in net assets	3,819,303	(2,697,520)	928,373	(196,154)
Beginning of period	12,081,317	14,778,837	2,629,388	2,825,542
End of period	$15,900,620	$12,081,317	$3,557,761	$2,629,388
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(19,235)	$(39,780)	$176,072	$154,635
Net realized gain (loss)	(207,844)	157,218	478,601	1,794,315
Change in net unrealized appreciation/depreciation	1,704,341	(2,850,878)	671,000	(3,009,560)
Change in net assets resulting from operations	1,477,262	(2,733,440)	1,325,673	(1,060,610)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,987)	(164,928)	(130,792)	(219,981)
Class C	(893)	(15,295)	(5,897)	(10,363)
Class I	(12,879)	(164,559)	(224,520)	(392,788)
Class L	—	—	(702,742)	(1,064,675)
Class R2	(363)	(5,456)	(7,028)	(10,249)
Class R3	(350)	(6,561)	(7,579)	(11,581)
Class R4	(155)	(1,915)	(2,373)	(4,055)
Class R5	(3,443)	(56,755)	(5,275)	(11,564)
Class R6	(31,445)	(391,225)	(424,674)	(571,247)
Total distributions to shareholders	(60,515)	(806,694)	(1,510,880)	(2,296,503)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,064,246	1,447,269	(153,604)	114,829
NET ASSETS:
Change in net assets	2,480,993	(2,092,865)	(338,811)	(3,242,284)
Beginning of period	6,979,899	9,072,764	13,808,353	17,050,637
End of period	$9,460,892	$6,979,899	$13,469,542	$13,808,353
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Value Advantage Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$164,522	$141,716
Net realized gain (loss)	593,280	928,467
Change in net unrealized appreciation/depreciation	(74,030)	(1,355,497)
Change in net assets resulting from operations	683,772	(285,314)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(123,104)	(139,510)
Class C	(23,870)	(40,783)
Class I	(195,765)	(309,038)
Class L	(151,034)	(243,763)
Class R2	(28)	(32)
Class R3	(211)	(427)
Class R4	(11)	(206)
Class R5	(245)	(180)
Class R6	(419,747)	(643,793)
Total distributions to shareholders	(914,015)	(1,377,732)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(258,480)	87,864
NET ASSETS:
Change in net assets	(488,723)	(1,575,182)
Beginning of period	9,576,134	11,151,316
End of period	$9,087,411	$9,576,134
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$420,160	$559,491	$124,491	$120,225
Distributions reinvested	9,540	434,059	14,566	45,435
Cost of shares redeemed	(418,393)	(501,025)	(82,803)	(84,870)
Change in net assets resulting from Class A capital transactions	11,307	492,525	56,254	80,790
Class C
Proceeds from shares issued	77,880	126,560	7,074	1,834
Distributions reinvested	3,767	200,976	354	1,462
Cost of shares redeemed	(236,954)	(297,542)	(7,711)	(7,072)
Change in net assets resulting from Class C capital transactions	(155,307)	29,994	(283)	(3,776)
Class I
Proceeds from shares issued	1,196,907	1,433,710	411,226	415,855
Distributions reinvested	12,857	592,526	23,594	74,821
Cost of shares redeemed	(978,297)	(1,638,548)	(331,278)	(344,560)
Change in net assets resulting from Class I capital transactions	231,467	387,688	103,542	146,116
Class R2
Proceeds from shares issued	3,042	4,940	973	144
Distributions reinvested	23	96	18	43
Cost of shares redeemed	(2,508)	(63)	(107)	(40)
Change in net assets resulting from Class R2 capital transactions	557	4,973	884	147
Class R3
Proceeds from shares issued	15,556	13,837	—	—
Distributions reinvested	43	628	—	—
Cost of shares redeemed	(5,884)	(2,665)	—	—
Change in net assets resulting from Class R3 capital transactions	9,715	11,800	—	—
Class R4
Proceeds from shares issued	8,054	2,734	—	—
Distributions reinvested	80	2,743	—	—
Cost of shares redeemed	(3,665)	(5,634)	—	—
Change in net assets resulting from Class R4 capital transactions	4,469	(157)	—	—
Class R5
Proceeds from shares issued	19,006	26,209	9,562	11
Distributions reinvested	300	18,390	256	6
Cost of shares redeemed	(40,172)	(34,294)	(7)	(82)
Change in net assets resulting from Class R5 capital transactions	(20,866)	10,305	9,811	(65)
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$2,089,657	$2,520,752	$689,101	$465,999
Distributions reinvested	21,669	863,104	47,800	105,241
Cost of shares redeemed	(1,503,187)	(1,335,320)	(296,871)	(263,814)
Change in net assets resulting from Class R6 capital transactions	608,139	2,048,536	440,030	307,426
Total change in net assets resulting from capital transactions	$689,481	$2,985,664	$610,238	$530,638
SHARE TRANSACTIONS:
Class A
Issued	17,387	18,429	2,464	2,069
Reinvested	406	13,885	286	776
Redeemed	(17,571)	(16,974)	(1,642)	(1,473)
Change in Class A Shares	222	15,340	1,108	1,372
Class C
Issued	4,078	5,063	149	34
Reinvested	202	8,062	8	27
Redeemed	(12,495)	(12,340)	(162)	(127)
Change in Class C Shares	(8,215)	785	(5)	(66)
Class I
Issued	47,175	46,780	7,838	6,894
Reinvested	518	17,977	454	1,248
Redeemed	(38,725)	(54,133)	(6,380)	(5,803)
Change in Class I Shares	8,968	10,624	1,912	2,339
Class R2
Issued	132	208	20	3
Reinvested	1	3	— (a)	1
Redeemed	(105)	(2)	(2)	(1)
Change in Class R2 Shares	28	209	18	3
Class R3
Issued	639	502	—	—
Reinvested	2	20	—	—
Redeemed	(253)	(85)	—	—
Change in Class R3 Shares	388	437	—	—
Class R4
Issued	310	90	—	—
Reinvested	3	83	—	—
Redeemed	(139)	(165)	—	—
Change in Class R4 Shares	174	8	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	719	797	179	—
Reinvested	12	540	5	—
Redeemed	(1,536)	(1,041)	— (a)	(1)
Change in Class R5 Shares	(805)	296	184	(1)
Class R6
Issued	77,018	76,238	13,313	7,990
Reinvested	834	25,068	921	1,751
Redeemed	(55,972)	(41,492)	(5,715)	(4,449)
Change in Class R6 Shares	21,880	59,814	8,519	5,292

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,565	$193,417	$148,055	$231,582
Distributions reinvested	10,603	159,203	122,041	205,806
Cost of shares redeemed	(205,255)	(247,726)	(271,396)	(503,800)
Change in net assets resulting from Class A capital transactions	(77,087)	104,894	(1,300)	(66,412)
Class C
Proceeds from shares issued	7,713	16,113	7,114	11,733
Distributions reinvested	879	15,070	5,724	10,091
Cost of shares redeemed	(25,672)	(28,440)	(28,199)	(21,161)
Change in net assets resulting from Class C capital transactions	(17,080)	2,743	(15,361)	663
Class I
Proceeds from shares issued	1,078,278	567,054	461,615	548,260
Distributions reinvested	12,088	155,839	211,365	372,132
Cost of shares redeemed	(471,463)	(609,174)	(1,042,851)	(1,137,558)
Change in net assets resulting from Class I capital transactions	618,903	113,719	(369,871)	(217,166)
Class L
Proceeds from shares issued	—	—	732,499	993,214
Distributions reinvested	—	—	670,198	1,015,481
Cost of shares redeemed	—	—	(1,834,947)	(1,694,626)
Change in net assets resulting from Class L capital transactions	—	—	(432,250)	314,069
Class R2
Proceeds from shares issued	9,987	18,906	7,527	9,585
Distributions reinvested	363	5,446	7,012	10,195
Cost of shares redeemed	(12,941)	(16,727)	(12,407)	(15,727)
Change in net assets resulting from Class R2 capital transactions	(2,591)	7,625	2,132	4,053
Class R3
Proceeds from shares issued	21,394	23,135	7,400	8,559
Distributions reinvested	344	6,481	7,118	10,954
Cost of shares redeemed	(14,849)	(41,250)	(12,011)	(20,468)
Change in net assets resulting from Class R3 capital transactions	6,889	(11,634)	2,507	(955)
Class R4
Proceeds from shares issued	5,461	14,507	3,167	11,063
Distributions reinvested	155	1,915	2,373	4,055
Cost of shares redeemed	(5,600)	(11,022)	(9,532)	(18,919)
Change in net assets resulting from Class R4 capital transactions	16	5,400	(3,992)	(3,801)
Class R5
Proceeds from shares issued	86,914	107,972	5,993	24,053
Distributions reinvested	3,209	53,207	5,265	11,552
Cost of shares redeemed	(116,211)	(193,440)	(11,556)	(62,665)
Change in net assets resulting from Class R5 capital transactions	(26,088)	(32,261)	(298)	(27,060)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$1,289,860	$1,866,097	$1,135,555	$873,051
Distributions reinvested	30,834	387,715	377,967	531,604
Cost of shares redeemed	(759,410)	(997,029)	(848,693)	(1,293,217)
Change in net assets resulting from Class R6 capital transactions	561,284	1,256,783	664,829	111,438
Total change in net assets resulting from capital transactions	$1,064,246	$1,447,269	$(153,604)	$114,829
SHARE TRANSACTIONS:
Class A
Issued	3,669	4,766	4,251	5,644
Reinvested	332	3,841	3,559	5,251
Redeemed	(6,396)	(6,293)	(7,898)	(13,249)
Change in Class A Shares	(2,395)	2,314	(88)	(2,354)
Class C
Issued	357	551	216	302
Reinvested	41	540	177	272
Redeemed	(1,208)	(1,052)	(858)	(551)
Change in Class C Shares	(810)	39	(465)	23
Class I
Issued	27,142	12,070	13,296	13,456
Reinvested	305	3,041	6,053	9,337
Redeemed	(11,953)	(12,606)	(29,600)	(27,722)
Change in Class I Shares	15,494	2,505	(10,251)	(4,929)
Class L
Issued	—	—	20,306	23,576
Reinvested	—	—	18,844	25,025
Redeemed	—	—	(51,351)	(40,417)
Change in Class L Shares	—	—	(12,201)	8,184
Class R2
Issued	280	405	232	245
Reinvested	10	118	219	276
Redeemed	(363)	(366)	(390)	(413)
Change in Class R2 Shares	(73)	157	61	108
Class R3
Issued	562	461	217	211
Reinvested	9	129	210	283
Redeemed	(381)	(856)	(346)	(506)
Change in Class R3 Shares	190	(266)	81	(12)
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R4
Issued	139	301	90	274
Reinvested	4	38	69	102
Redeemed	(142)	(218)	(271)	(462)
Change in Class R4 Shares	1	121	(112)	(86)
Class R5
Issued	2,138	2,162	168	576
Reinvested	79	1,017	148	285
Redeemed	(2,886)	(4,010)	(324)	(1,507)
Change in Class R5 Shares	(669)	(831)	(8)	(646)
Class R6
Issued	31,323	37,457	31,333	20,888
Reinvested	753	7,351	10,632	13,105
Redeemed	(18,539)	(20,244)	(23,753)	(30,623)
Change in Class R6 Shares	13,537	24,564	18,212	3,370
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$380,410	$299,267
Distributions reinvested	117,446	131,124
Cost of shares redeemed	(309,869)	(192,533)
Change in net assets resulting from Class A capital transactions	187,987	237,858
Class C
Proceeds from shares issued	33,685	51,018
Distributions reinvested	23,478	40,129
Cost of shares redeemed	(109,155)	(106,948)
Change in net assets resulting from Class C capital transactions	(51,992)	(15,801)
Class I
Proceeds from shares issued	381,472	667,039
Distributions reinvested	178,020	281,851
Cost of shares redeemed	(695,145)	(866,946)
Change in net assets resulting from Class I capital transactions	(135,653)	81,944
Class L
Proceeds from shares issued	173,061	340,532
Distributions reinvested	143,444	234,993
Cost of shares redeemed	(526,510)	(477,379)
Change in net assets resulting from Class L capital transactions	(210,005)	98,146
Class R2
Proceeds from shares issued	65	129
Distributions reinvested	28	33
Cost of shares redeemed	(42)	(13)
Change in net assets resulting from Class R2 capital transactions	51	149
Class R3
Proceeds from shares issued	613	1,173
Distributions reinvested	161	338
Cost of shares redeemed	(1,428)	(1,128)
Change in net assets resulting from Class R3 capital transactions	(654)	383
Class R4
Proceeds from shares issued	50	192
Distributions reinvested	11	205
Cost of shares redeemed	(3)	(1,922)
Change in net assets resulting from Class R4 capital transactions	58	(1,525)
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$19,960	$237
Distributions reinvested	220	142
Cost of shares redeemed	(2,906)	(348)
Change in net assets resulting from Class R5 capital transactions	17,274	31
Class R6
Proceeds from shares issued	821,643	808,892
Distributions reinvested	419,131	643,064
Cost of shares redeemed	(1,306,320)	(1,765,277)
Change in net assets resulting from Class R6 capital transactions	(65,546)	(313,321)
Total change in net assets resulting from capital transactions	$(258,480)	$87,864
SHARE TRANSACTIONS:
Class A
Issued	10,486	7,374
Reinvested	3,312	3,380
Redeemed	(8,759)	(4,700)
Change in Class A Shares	5,039	6,054
Class C
Issued	942	1,255
Reinvested	664	1,041
Redeemed	(3,069)	(2,626)
Change in Class C Shares	(1,463)	(330)
Class I
Issued	10,667	16,246
Reinvested	4,981	7,212
Redeemed	(19,423)	(21,217)
Change in Class I Shares	(3,775)	2,241
Class L
Issued	4,801	8,313
Reinvested	4,009	6,003
Redeemed	(14,491)	(11,792)
Change in Class L Shares	(5,681)	2,524
Class R2
Issued	2	3
Reinvested	1	1
Redeemed	(1)	— (a)
Change in Class R2 Shares	2	4

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Value Advantage Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	18	28
Reinvested	4	9
Redeemed	(38)	(28)
Change in Class R3 Shares	(16)	9
Class R4
Issued	2	4
Reinvested	— (a)	5
Redeemed	— (a)	(46)
Change in Class R4 Shares	2	(37)
Class R5
Issued	557	6
Reinvested	6	4
Redeemed	(83)	(9)
Change in Class R5 Shares	480	1
Class R6
Issued	23,201	20,027
Reinvested	11,732	16,442
Redeemed	(35,732)	(41,571)
Change in Class R6 Shares	(799)	(5,102)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2023	$22.52	$(0.08)	$5.79	$5.71	$—	$(0.09)	$(0.09)
Year Ended June 30, 2022	33.66	(0.16)	(6.04)	(6.20)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.16)	11.67	11.51	—	(3.12)	(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Class C
Year Ended June 30, 2023	17.91	(0.16)	4.59	4.43	—	(0.09)	(0.09)
Year Ended June 30, 2022	27.83	(0.26)	(4.72)	(4.98)	—	(4.94)	(4.94)
Year Ended June 30, 2021	21.42	(0.26)	9.79	9.53	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Class I
Year Ended June 30, 2023	23.78	(0.02)	6.12	6.10	—	(0.09)	(0.09)
Year Ended June 30, 2022	35.20	(0.09)	(6.39)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.18	12.09	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Class R2
Year Ended June 30, 2023	22.14	(0.14)	5.67	5.53	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.24	(0.21)	(5.95)	(6.16)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.05	(0.24)	11.56	11.32	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
Class R3
Year Ended June 30, 2023	22.48	(0.09)	5.78	5.69	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.61	(0.14)	(6.05)	(6.19)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.17)	11.68	11.51	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Class R4
Year Ended June 30, 2023	23.79	(0.02)	6.12	6.10	—	(0.09)	(0.09)
Year Ended June 30, 2022	35.21	(0.10)	(6.38)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.17	12.08	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Class R5
Year Ended June 30, 2023	24.59	0.01	6.34	6.35	—	(0.09)	(0.09)
Year Ended June 30, 2022	36.18	(0.05)	(6.60)	(6.65)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.93	(0.05)	12.50	12.45	(0.08)	(3.12)	(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Class R6
Year Ended June 30, 2023	24.88	0.04	6.41	6.45	—	(0.09)	(0.09)
Year Ended June 30, 2022	36.52	(0.01)	(6.69)	(6.70)	—	(4.94)	(4.94)
Year Ended June 30, 2021	27.16	(0.01)	12.59	12.58	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$28.14	25.46%	$2,957,562	1.04%	(0.34)%	1.14%	38%
22.52	(22.53)	2,362,435	1.08	(0.54)	1.14	33
33.66	47.55	3,013,691	1.13	(0.54)	1.14	43
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40

22.25	24.86	808,227	1.54	(0.84)	1.64	38
17.91	(22.90)	798,037	1.58	(1.05)	1.64	33
27.83	46.80	1,218,051	1.63	(1.04)	1.63	43
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40

29.79	25.75	4,496,251	0.79	(0.09)	0.89	38
23.78	(22.33)	3,376,110	0.83	(0.29)	0.89	33
35.20	47.95	4,622,602	0.88	(0.29)	0.88	43
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40

27.58	25.08	6,945	1.30	(0.60)	1.44	38
22.14	(22.71)	4,972	1.32	(0.75)	1.56	33
33.24	47.18	510	1.39	(0.79)	1.66	43
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40

28.08	25.41	27,413	1.05	(0.36)	1.15	38
22.48	(22.54)	13,221	1.08	(0.50)	1.16	33
33.61	47.60	5,089	1.14	(0.54)	1.17	43
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40

29.80	25.74	24,519	0.80	(0.09)	0.89	38
23.79	(22.32)	15,452	0.83	(0.30)	0.89	33
35.21	47.91	22,559	0.88	(0.29)	0.88	43
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40

30.85	25.92	104,828	0.65	0.05	0.74	38
24.59	(22.18)	103,367	0.68	(0.15)	0.74	33
36.18	48.16	141,386	0.73	(0.14)	0.73	43
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40

31.24	26.02	7,474,875	0.55	0.15	0.64	38
24.88	(22.11)	5,407,723	0.58	(0.03)	0.64	33
36.52	48.28	5,754,949	0.63	(0.03)	0.63	43
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2023	$48.06	$0.16	$6.37	$6.53	$(0.12)	$(1.18)	$(1.30)
Year Ended June 30, 2022	62.14	0.05	(9.53)	(9.48)	—	(4.60)	(4.60)
Year Ended June 30, 2021	47.20	(0.03)	21.27	21.24	(0.08)	(6.22)	(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Class C
Year Ended June 30, 2023	44.88	(0.09)	5.95	5.86	—	(1.18)	(1.18)
Year Ended June 30, 2022	58.61	(0.25)	(8.88)	(9.13)	—	(4.60)	(4.60)
Year Ended June 30, 2021	44.95	(0.29)	20.17	19.88	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Class I
Year Ended June 30, 2023	49.19	0.30	6.51	6.81	(0.24)	(1.18)	(1.42)
Year Ended June 30, 2022	63.43	0.20	(9.75)	(9.55)	(0.09)	(4.60)	(4.69)
Year Ended June 30, 2021	48.07	0.13	21.66	21.79	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Class R2
Year Ended June 30, 2023	47.19	0.06	6.22	6.28	(0.05)	(1.18)	(1.23)
Year Ended June 30, 2022	61.24	(0.09)	(9.36)	(9.45)	—	(4.60)	(4.60)
Year Ended June 30, 2021	46.64	(0.18)	21.00	20.82	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Class R5
Year Ended June 30, 2023	49.42	0.44	6.47	6.91	(0.37)	(1.18)	(1.55)
Year Ended June 30, 2022	63.52	0.24	(9.74)	(9.50)	—	(4.60)	(4.60)
Year Ended June 30, 2021	48.11	0.16	21.74	21.90	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Class R6
Year Ended June 30, 2023	49.32	0.43	6.53	6.96	(0.37)	(1.18)	(1.55)
Year Ended June 30, 2022	63.57	0.35	(9.78)	(9.43)	(0.22)	(4.60)	(4.82)
Year Ended June 30, 2021	48.14	0.26	21.71	21.97	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$53.29	13.70%	$642,773	1.14%	0.32%	1.26%	40%
48.06	(16.58)	526,401	1.15	0.08	1.26	33
62.14	47.31	595,304	1.14	(0.05)	1.26	54
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34

49.56	13.16	14,923	1.64	(0.18)	1.78	40
44.88	(17.00)	13,761	1.65	(0.44)	1.77	33
58.61	46.59	21,836	1.63	(0.56)	1.75	54
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34

54.58	13.99	995,077	0.89	0.58	1.01	40
49.19	(16.37)	802,716	0.90	0.33	1.02	33
63.43	47.67	886,782	0.89	0.23	1.00	54
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34

52.24	13.43	1,546	1.39	0.11	1.68	40
47.19	(16.79)	552	1.40	(0.16)	1.66	33
61.24	46.94	555	1.38	(0.33)	1.59	54
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34

54.78	14.15	10,068	0.74	0.84	0.86	40
49.42	(16.24)	1	0.74	0.39	0.91	33
63.52	47.89	74	0.74	0.29	0.87	54
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34

54.73	14.28	1,893,374	0.64	0.83	0.76	40
49.32	(16.17)	1,285,957	0.65	0.59	0.76	33
63.57	48.03	1,320,991	0.64	0.45	0.75	54
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2023	$29.58	$(0.18)	$5.93	$5.75	$—	$(0.30)	$(0.30)
Year Ended June 30, 2022	46.20	(0.31)	(11.67)	(11.98)	—	(4.64)	(4.64)
Year Ended June 30, 2021	36.43	(0.36)	15.58	15.22	—	(5.45)	(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Class C
Year Ended June 30, 2023	19.86	(0.23)	3.96	3.73	—	(0.30)	(0.30)
Year Ended June 30, 2022	32.69	(0.36)	(7.83)	(8.19)	—	(4.64)	(4.64)
Year Ended June 30, 2021	27.15	(0.42)	11.41	10.99	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Class I
Year Ended June 30, 2023	36.62	(0.12)	7.36	7.24	—	(0.30)	(0.30)
Year Ended June 30, 2022	55.95	(0.25)	(14.44)	(14.69)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.11	(0.28)	18.58	18.30	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Class R2
Year Ended June 30, 2023	32.93	(0.31)	6.59	6.28	—	(0.30)	(0.30)
Year Ended June 30, 2022	51.05	(0.47)	(13.01)	(13.48)	—	(4.64)	(4.64)
Year Ended June 30, 2021	39.90	(0.52)	17.12	16.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Class R3
Year Ended June 30, 2023	35.80	(0.24)	7.18	6.94	—	(0.30)	(0.30)
Year Ended June 30, 2022	54.95	(0.41)	(14.10)	(14.51)	—	(4.64)	(4.64)
Year Ended June 30, 2021	42.53	(0.43)	18.30	17.87	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Class R4
Year Ended June 30, 2023	36.47	(0.14)	7.31	7.17	—	(0.30)	(0.30)
Year Ended June 30, 2022	55.76	(0.28)	(14.37)	(14.65)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.00	(0.31)	18.53	18.22	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
Class R5
Year Ended June 30, 2023	37.42	(0.08)	7.52	7.44	—	(0.30)	(0.30)
Year Ended June 30, 2022	57.00	(0.20)	(14.74)	(14.94)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.81	(0.21)	18.90	18.69	(0.05)	(5.45)	(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Class R6
Year Ended June 30, 2023	37.73	(0.05)	7.58	7.53	—	(0.30)	(0.30)
Year Ended June 30, 2022	57.39	(0.16)	(14.86)	(15.02)	—	(4.64)	(4.64)
Year Ended June 30, 2021	44.07	(0.19)	19.03	18.84	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$35.03	19.53%	$1,242,347	1.14%	(0.56)%	1.26%	45%
29.58	(28.80)	1,119,928	1.18	(0.78)	1.26	45
46.20	43.59	1,642,278	1.24	(0.85)	1.26	42
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54

23.29	18.91	60,306	1.64	(1.06)	1.75	45
19.86	(29.14)	67,482	1.68	(1.28)	1.75	45
32.69	42.84	109,845	1.74	(1.36)	1.75	42
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54

43.56	19.84	2,344,119	0.89	(0.30)	1.00	45
36.62	(28.62)	1,403,485	0.91	(0.50)	1.00	45
55.95	44.02	2,003,878	0.93	(0.54)	0.99	42
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54

38.91	19.15	46,941	1.45	(0.87)	1.55	45
32.93	(29.02)	42,153	1.47	(1.06)	1.54	45
51.05	43.24	57,273	1.49	(1.10)	1.53	42
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54

42.44	19.46	51,316	1.20	(0.62)	1.25	45
35.80	(28.82)	36,455	1.22	(0.82)	1.25	45
54.95	43.57	70,608	1.24	(0.86)	1.24	42
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54

43.34	19.73	23,144	0.95	(0.37)	1.00	45
36.47	(28.65)	19,437	0.97	(0.56)	1.00	45
55.76	43.92	22,947	0.99	(0.60)	0.99	42
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54

44.56	19.95	504,025	0.79	(0.21)	0.85	45
37.42	(28.53)	448,298	0.79	(0.39)	0.85	45
57.00	44.22	730,273	0.79	(0.40)	0.84	42
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54

44.96	20.03	5,188,694	0.70	(0.11)	0.75	45
37.73	(28.47)	3,842,661	0.72	(0.31)	0.75	45
57.39	44.30	4,435,662	0.74	(0.35)	0.74	42
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2023	$34.90	$0.32	$3.01	$3.33	$(0.28)	$(3.59)	$(3.87)
Year Ended June 30, 2022	43.69	0.24	(2.97)	(2.73)	(0.16)	(5.90)	(6.06)
Year Ended June 30, 2021	31.12	0.17	15.09	15.26	(0.29)	(2.40)	(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Class C
Year Ended June 30, 2023	33.10	0.13	2.86	2.99	(0.07)	(3.59)	(3.66)
Year Ended June 30, 2022	41.77	0.03	(2.80)	(2.77)	—	(5.90)	(5.90)
Year Ended June 30, 2021	29.77	(0.02)	14.44	14.42	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Class I
Year Ended June 30, 2023	35.48	0.40	3.07	3.47	(0.37)	(3.59)	(3.96)
Year Ended June 30, 2022	44.30	0.34	(3.02)	(2.68)	(0.24)	(5.90)	(6.14)
Year Ended June 30, 2021	31.51	0.27	15.30	15.57	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Class L
Year Ended June 30, 2023	36.09	0.47	3.12	3.59	(0.43)	(3.59)	(4.02)
Year Ended June 30, 2022	44.98	0.43	(3.09)	(2.66)	(0.33)	(5.90)	(6.23)
Year Ended June 30, 2021	31.96	0.36	15.51	15.87	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Class R2
Year Ended June 30, 2023	32.84	0.21	2.84	3.05	(0.22)	(3.59)	(3.81)
Year Ended June 30, 2022	41.48	0.12	(2.78)	(2.66)	(0.08)	(5.90)	(5.98)
Year Ended June 30, 2021	29.67	0.07	14.36	14.43	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Class R3
Year Ended June 30, 2023	34.49	0.31	2.98	3.29	(0.29)	(3.59)	(3.88)
Year Ended June 30, 2022	43.25	0.23	(2.94)	(2.71)	(0.15)	(5.90)	(6.05)
Year Ended June 30, 2021	30.83	0.17	14.95	15.12	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Class R4
Year Ended June 30, 2023	35.29	0.40	3.05	3.45	(0.39)	(3.59)	(3.98)
Year Ended June 30, 2022	44.02	0.34	(3.00)	(2.66)	(0.17)	(5.90)	(6.07)
Year Ended June 30, 2021	31.34	0.27	15.20	15.47	(0.39)	(2.40)	(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$34.36	9.66%	$1,181,402	1.14%	0.91%	1.24%	12%
34.90	(7.73)	1,203,015	1.18	0.57	1.24	16
43.69	51.06	1,608,828	1.22	0.46	1.23	21
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11

32.43	9.10	44,732	1.64	0.38	1.74	12
33.10	(8.17)	61,031	1.68	0.07	1.74	16
41.77	50.32	76,078	1.72	(0.05)	1.73	21
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11

34.99	9.92	1,886,979	0.89	1.14	0.99	12
35.48	(7.50)	2,276,870	0.93	0.81	0.98	16
44.30	51.46	3,061,126	0.97	0.72	0.98	21
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11

35.66	10.11	6,071,628	0.75	1.29	0.84	12
36.09	(7.35)	6,586,299	0.75	1.00	0.83	16
44.98	51.76	7,839,627	0.75	0.94	0.83	21
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11

32.08	9.39	60,386	1.40	0.65	1.49	12
32.84	(7.97)	59,842	1.43	0.32	1.49	16
41.48	50.69	71,087	1.48	0.21	1.49	21
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11

33.90	9.65	71,414	1.15	0.90	1.24	12
34.49	(7.75)	69,915	1.18	0.56	1.23	16
43.25	51.07	88,116	1.22	0.47	1.23	21
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11

34.76	9.90	18,338	0.90	1.14	0.99	12
35.29	(7.50)	22,574	0.94	0.80	0.98	16
44.02	51.47	31,938	0.97	0.70	0.98	21
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund (continued)
Class R5
Year Ended June 30, 2023	$36.03	$0.47	$3.10	$3.57	$(0.42)	$(3.59)	$(4.01)
Year Ended June 30, 2022	44.90	0.40	(3.06)	(2.66)	(0.31)	(5.90)	(6.21)
Year Ended June 30, 2021	31.90	0.33	15.49	15.82	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Class R6
Year Ended June 30, 2023	36.09	0.51	3.11	3.62	(0.47)	(3.59)	(4.06)
Year Ended June 30, 2022	44.96	0.46	(3.08)	(2.62)	(0.35)	(5.90)	(6.25)
Year Ended June 30, 2021	31.94	0.37	15.51	15.88	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$35.59	10.08%	$47,429	0.75%	1.30%	0.84%	12%
36.03	(7.35)	48,283	0.78	0.94	0.83	16
44.90	51.69	89,178	0.82	0.87	0.83	21
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11

35.65	10.20	4,087,234	0.65	1.42	0.74	12
36.09	(7.26)	3,480,524	0.68	1.07	0.73	16
44.96	51.83	4,184,659	0.72	0.97	0.73	21
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2023	$36.05	$0.52	$2.02	$2.54	$(0.53)	$(3.06)	$(3.59)
Year Ended June 30, 2022	42.90	0.41	(1.67)	(1.26)	(0.32)	(5.27)	(5.59)
Year Ended June 30, 2021	29.53	0.34	14.04	14.38	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.46	0.49	(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55	1.68	2.23	(0.46)	(1.69)	(2.15)
Class C
Year Ended June 30, 2023	35.91	0.34	2.00	2.34	(0.29)	(3.06)	(3.35)
Year Ended June 30, 2022	42.73	0.20	(1.65)	(1.45)	(0.10)	(5.27)	(5.37)
Year Ended June 30, 2021	29.38	0.16	13.99	14.15	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32	(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38	1.68	2.06	(0.28)	(1.69)	(1.97)
Class I
Year Ended June 30, 2023	36.31	0.61	2.03	2.64	(0.59)	(3.06)	(3.65)
Year Ended June 30, 2022	43.15	0.51	(1.68)	(1.17)	(0.40)	(5.27)	(5.67)
Year Ended June 30, 2021	29.71	0.43	14.13	14.56	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57	(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62	1.70	2.32	(0.56)	(1.69)	(2.25)
Class L
Year Ended June 30, 2023	36.36	0.66	2.04	2.70	(0.65)	(3.06)	(3.71)
Year Ended June 30, 2022	43.20	0.57	(1.68)	(1.11)	(0.46)	(5.27)	(5.73)
Year Ended June 30, 2021	29.73	0.49	14.14	14.63	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63	(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72	1.64	2.36	(0.60)	(1.69)	(2.29)
Class R2
Year Ended June 30, 2023	35.56	0.41	2.00	2.41	(0.43)	(3.06)	(3.49)
Year Ended June 30, 2022	42.46	0.31	(1.65)	(1.34)	(0.29)	(5.27)	(5.56)
Year Ended June 30, 2021	29.31	0.26	13.90	14.16	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40	(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48	1.65	2.13	(0.42)	(1.69)	(2.11)
Class R3
Year Ended June 30, 2023	35.51	0.50	2.00	2.50	(0.47)	(3.06)	(3.53)
Year Ended June 30, 2022	42.36	0.41	(1.65)	(1.24)	(0.34)	(5.27)	(5.61)
Year Ended June 30, 2021	29.21	0.33	13.88	14.21	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48	(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49	1.71	2.20	(0.54)	(1.69)	(2.23)
Class R4
Year Ended June 30, 2023	36.30	0.61	2.04	2.65	(0.27)	(3.06)	(3.33)
Year Ended June 30, 2022	42.92	0.50	(1.67)	(1.17)	(0.18)	(5.27)	(5.45)
Year Ended June 30, 2021	29.56	0.42	14.06	14.48	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.52	0.57	(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62	1.69	2.31	(0.57)	(1.69)	(2.26)
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$35.00	7.03%	$1,245,482	1.04%	1.45%	1.14%	24%
36.05	(3.78)	1,101,144	1.07	0.99	1.14	23
42.90	49.47	1,050,569	1.13	0.94	1.14	34
29.53	(13.60)	736,715	1.14	1.45	1.16	29
35.46	7.00	1,231,325	1.14	1.59	1.25	15

34.90	6.47	222,660	1.54	0.94	1.65	24
35.91	(4.24)	281,613	1.58	0.48	1.65	23
42.73	48.75	349,246	1.63	0.45	1.64	34
29.38	(14.04)	332,229	1.64	0.94	1.66	29
35.29	6.45	522,878	1.64	1.08	1.75	15

35.30	7.29	1,849,562	0.79	1.69	0.89	24
36.31	(3.54)	2,039,492	0.82	1.23	0.89	23
43.15	49.86	2,326,829	0.88	1.20	0.89	34
29.71	(13.39)	2,047,640	0.89	1.70	0.90	29
35.67	7.28	2,445,747	0.89	1.76	0.99	15

35.35	7.44	1,406,943	0.65	1.83	0.74	24
36.36	(3.39)	1,653,596	0.68	1.38	0.74	23
43.20	50.10	1,855,713	0.73	1.35	0.74	34
29.73	(13.26)	1,593,954	0.74	1.85	0.75	29
35.69	7.41	2,569,596	0.74	2.04	0.84	15

34.48	6.75	334	1.30	1.18	1.52	24
35.56	(4.02)	292	1.33	0.77	1.49	23
42.46	49.10	194	1.38	0.73	1.54	34
29.31	(13.82)	182	1.39	1.27	1.55	29
35.24	6.72	69	1.39	1.40	2.14	15

34.48	7.03	2,195	1.05	1.41	1.20	24
35.51	(3.78)	2,845	1.08	1.00	1.17	23
42.36	49.46	3,020	1.13	0.92	1.17	34
29.21	(13.60)	1,519	1.14	1.43	1.18	29
35.08	7.00	2,241	1.14	1.44	1.26	15

35.62	7.29	173	0.80	1.69	0.93	24
36.30	(3.53)	118	0.84	1.20	0.89	23
42.92	49.86	1,724	0.88	1.26	0.89	34
29.56	(13.40)	32,555	0.88	1.74	0.90	29
35.52	7.27	20,538	0.89	1.79	0.99	15
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund (continued)
Class R5
Year Ended June 30, 2023	$36.30	$0.65	$2.04	$2.69	$(0.66)	$(3.06)	$(3.72)
Year Ended June 30, 2022	43.12	0.57	(1.69)	(1.12)	(0.43)	(5.27)	(5.70)
Year Ended June 30, 2021	29.67	0.49	14.11	14.60	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63	(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65	1.71	2.36	(0.62)	(1.69)	(2.31)
Class R6
Year Ended June 30, 2023	36.32	0.69	2.05	2.74	(0.69)	(3.06)	(3.75)
Year Ended June 30, 2022	43.16	0.61	(1.68)	(1.07)	(0.50)	(5.27)	(5.77)
Year Ended June 30, 2021	29.71	0.52	14.13	14.65	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66	(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71	1.70	2.41	(0.65)	(1.69)	(2.34)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$35.27	7.45%	$18,118	0.65%	1.87%	0.74%	24%
36.30	(3.40)	1,178	0.68	1.38	0.74	23
43.12	50.12	1,365	0.73	1.41	0.74	34
29.67	(13.25)	5,529	0.74	1.85	0.75	29
35.62	7.41	8,018	0.74	1.85	0.84	15

35.31	7.58	4,341,944	0.55	1.93	0.64	24
36.32	(3.30)	4,495,856	0.58	1.47	0.64	23
43.16	50.23	5,562,656	0.63	1.44	0.64	34
29.71	(13.18)	3,949,596	0.64	1.96	0.65	29
35.67	7.57	4,025,348	0.64	2.02	0.74	15
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	67

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.
J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.
The following are 5 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.
The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.
The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.
Class L Shares of Mid Cap Value Fund and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

68	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Growth Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,938,610	$—	$—	$15,938,610

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,658,199	$—	$—	$3,658,199

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	69

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,608,103	$—	$—	$9,608,103

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,546,100	$—	$—	$13,546,100

(a)	Please refer to the SOI for specifics of portfolio holdings.

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,206,633	$—	$—	$9,206,633

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

70	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Mid Cap Equity Fund	$60,096	$(60,096)	$—
Mid Cap Growth Fund	158,735	(158,735)	—
Mid Cap Value Fund	136,587	(136,587)	—
Value Advantage Fund	75,059	(75,059)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Growth Advantage Fund	$5
Mid Cap Equity Fund	4
Mid Cap Growth Fund	8
Mid Cap Value Fund	4
Value Advantage Fund	6
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Growth Advantage Fund did not have any securities out on loan at June 30, 2023.
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Growth Advantage Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$269,734	$3,871,485	$3,912,182	$(22)	$— (c)	$229,015	228,969	$7,897	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	101,108	620,199	721,332	23 *	2	—	—	1,543 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	12,601	312,287	324,888	—	—	—	—	254 *	—
Total	$383,443	$4,803,971	$4,958,402	$1	$2	$229,015		$9,694	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	71

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Mid Cap Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$96,464	$1,086,942	$1,059,292	$(13)	$(1)	$124,100	124,075	$3,917	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	7,972	486,000	450,200	11 *	— (c)	43,783	43,779	1,842 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	1,531	245,870	230,304	—	—	17,097	17,097	262 *	—
Total	$105,967	$1,818,812	$1,739,796	$(2)	$(1)	$184,980		$6,021	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Growth Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$260,555	$2,315,440	$2,447,215	$11	$(8)	$128,783	128,758	$7,660	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	53,864	1,029,001	945,000	41 *	(3)	137,903	137,889	3,536 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	6,877	558,625	542,416	—	—	23,086	23,086	533 *	—
Total	$321,296	$3,903,066	$3,934,631	$52	$(11)	$289,772		$11,729	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Value Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$515,116	$1,764,285	$2,027,894	$(64)	$3	$251,446	251,396	$12,585	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	2,200	844,000	726,200	(21)*	(4)	119,975	119,963	1,591 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	1,052	419,134	401,981	—	—	18,205	18,205	287 *	—
Total	$518,368	$3,027,419	$3,156,075	$(85)	$(1)	$389,626		$14,463	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

72	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Value Advantage Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$338,719	$2,488,912	$2,496,473	$(28)	$(3)	$331,127	331,061	$8,304	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	47,053	984,482	999,575	31 *	2	31,993	31,990	1,953 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	6,257	577,158	538,879	—	—	44,536	44,536	321 *	—
Total	$392,029	$4,050,552	$4,034,927	$3	$(1)	$407,656		$10,578	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	73

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Growth Advantage Fund
Transfer agency fees	$108	$44	$86	n/a	$3	$2	$— (a)	$4	$108	$355
Mid Cap Equity Fund
Transfer agency fees	15	3	9	n/a	2	n/a	n/a	— (a)	29	58
Mid Cap Growth Fund
Transfer agency fees	214	6	135	n/a	24	3	1	8	129	520
Mid Cap Value Fund
Transfer agency fees	71	4	33	$77	5	2	1	1	101	295
Value Advantage Fund
Transfer agency fees	57	23	52	20	1	1	— (a)	— (a)	50	204

(a)	Amount rounds to less than one thousand.
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$(19,054)	$19,062	$(8)
Mid Cap Equity Fund	—	(224)	224
Mid Cap Growth Fund	(25,404)	25,403	1
Mid Cap Value Fund	(4,291)	1,350	2,941
Value Advantage Fund	46,442	(113)	(46,329)
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and tax equalization.

74	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective rate was 0.070% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Growth Advantage Fund	$309	$5
Mid Cap Equity Fund	89	— (a)
Mid Cap Growth Fund	66	— (a)
Mid Cap Value Fund	44	2
Value Advantage Fund	144	4

(a)	Amount rounds to less than one thousand.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	75

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.04%	1.54%	0.79%	n/a	1.30%	1.05%	0.80%	0.65%	0.55%
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74	0.64
Mid Cap Growth Fund	1.14	1.64	0.89	n/a	1.45	1.20	0.95	0.79	0.70
Mid Cap Value Fund	1.14	1.64	0.89	0.75%	1.40	1.15	0.90	0.75	0.65
Value Advantage Fund	1.04	1.54	0.79	0.75	1.30	1.05	0.80	0.65	0.55
The expense limitation agreements were in effect for the year ended June 30, 2023 and  are in place until at least October 31, 2024.
For the year ended June 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$6,914	$4,607	$852	$12,373	$24
Mid Cap Equity Fund	2,154	1,436	20	3,610	22
Mid Cap Growth Fund	2,247	1,485	2,122	5,854	—
Mid Cap Value Fund	7,200	4,782	419	12,401	57
Value Advantage Fund	4,948	3,301	482	8,731	50
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

76	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2023 were as follows:

Growth Advantage Fund	$255
Mid Cap Equity Fund	132
Mid Cap Growth Fund	272
Mid Cap Value Fund	464
Value Advantage Fund	253
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023, the amount of these reimbursements were as follows:

Growth Advantage Fund	$4
Mid Cap Equity Fund	2
Mid Cap Growth Fund	3
Mid Cap Value Fund	4
Value Advantage Fund	3
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2023, Value Advantage Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$5,683,832	$4,984,119
Mid Cap Equity Fund	1,789,575	1,227,252
Mid Cap Growth Fund	4,587,503	3,496,499
Mid Cap Value Fund	1,642,587	2,889,637
Value Advantage Fund	2,173,649	3,135,541
During the year ended June 30, 2023, there were no purchases or sales of U.S. Government securities.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	77

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$8,975,943	$7,102,718	$140,051	$6,962,667
Mid Cap Equity Fund	2,854,844	872,299	68,944	803,355
Mid Cap Growth Fund	7,584,376	2,289,116	265,389	2,023,727
Mid Cap Value Fund	8,737,174	5,135,710	326,784	4,808,926
Value Advantage Fund	6,639,998	2,699,084	132,449	2,566,635
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$49,571	$49,571
Mid Cap Equity Fund	17,400	69,321	86,721
Mid Cap Growth Fund	—	60,515	60,515
Mid Cap Value Fund	247,668	1,263,212	1,510,880
Value Advantage Fund	164,388	749,627	914,015

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$397,925	$1,774,309	$2,172,234
Mid Cap Equity Fund	39,511	187,709	227,220
Mid Cap Growth Fund	137,981	668,713	806,694
Mid Cap Value Fund	283,763	2,012,740	2,296,503
Value Advantage Fund	322,218	1,055,514	1,377,732

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$(80,725)	$6,962,667
Mid Cap Equity Fund	9,855	—	803,355
Mid Cap Growth Fund	—	(67,576)	2,023,727
Mid Cap Value Fund	79,993	268,997	4,808,926
Value Advantage Fund	73,110	356,800	2,566,635

78	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

The cumulative timing differences primarily consist of tax adjustments on certain investments, post-October capital loss deferrals, wash sale loss deferrals and ordinary loss deferrals.
As of June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Growth Advantage Fund	$80,725	$—
Mid Cap Growth Fund	59,087	8,489
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)		Specified Ordinary Losses	Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$147,118	$40,652	$17,715	$2,314
Mid Cap Equity Fund	23,247	15,066	1,387	—
Mid Cap Growth Fund	156,681	(28,229)	9,937	8,703
Mid Cap Value Fund	9,050	—	—	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2023.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended June 30, 2023.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	79

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2023, the Funds had individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	13.8%	1	23.8%
Mid Cap Equity Fund	—	—	2	62.8
Mid Cap Growth Fund	—	—	2	28.5
Mid Cap Value Fund	—	—	3	43.3
Value Advantage Fund	—	—	1	15.8
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of June 30, 2023, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
JPMorgan SmartRetirement Funds
Growth Advantage Fund	12.3%
Value Advantage Fund	21.3
Because Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund invest in Real Estate Investment Trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

80	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the "Funds") as of June 30, 2023, the related statements of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	81

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

82	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	83

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Boards' current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

84	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	85

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

86	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,275.00	$5.87	1.04%
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	1,272.20	8.68	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I
Actual	1,000.00	1,276.90	4.46	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R2
Actual	1,000.00	1,273.30	7.33	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R3
Actual	1,000.00	1,275.20	5.92	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class R4
Actual	1,000.00	1,276.80	4.52	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R5
Actual	1,000.00	1,278.00	3.67	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	1,278.20	3.11	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

88	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,084.50	$5.89	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,081.90	8.47	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,085.70	4.60	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,083.10	7.13	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R5
Actual	1,000.00	1,086.50	3.83	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
Class R6
Actual	1,000.00	1,087.00	3.31	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,148.90	6.07	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,146.20	8.73	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,150.20	4.74	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,147.10	7.72	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class R3
Actual	1,000.00	1,148.60	6.39	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R4
Actual	1,000.00	1,149.90	5.06	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R5
Actual	1,000.00	1,150.80	4.21	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,151.30	3.73	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,037.40	5.76	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,034.80	8.27	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	89

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class I
Actual	$1,000.00	$1,038.60	$4.50	0.89%
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class L
Actual	1,000.00	1,039.60	3.79	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	1,036.20	7.07	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R3
Actual	1,000.00	1,037.30	5.81	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class R4
Actual	1,000.00	1,038.90	4.55	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	1,039.40	3.79	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R6
Actual	1,000.00	1,040.30	3.29	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,015.40	5.20	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	1,012.80	7.69	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I
Actual	1,000.00	1,016.70	3.95	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class L
Actual	1,000.00	1,017.30	3.25	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R2
Actual	1,000.00	1,013.80	6.49	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R3
Actual	1,000.00	1,015.30	5.25	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class R4
Actual	1,000.00	1,016.60	4.00	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R5
Actual	1,000.00	1,017.30	3.25	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	1,017.90	2.75	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

90	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	91

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023:
Dividends Received Deduction
JPMorgan Mid Cap Equity Fund	100.00%
JPMorgan Mid Cap Value Fund	95.32
JPMorgan Value Advantage Fund	100.00
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023:
Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$49,571
JPMorgan Mid Cap Equity Fund	69,321
JPMorgan Mid Cap Growth Fund	60,515
JPMorgan Mid Cap Value Fund	1,263,212
JPMorgan Value Advantage Fund	796,070
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023:
Qualified Dividend Income
JPMorgan Mid Cap Equity Fund	$17,400
JPMorgan Mid Cap Value Fund	236,516
JPMorgan Value Advantage Fund	164,388
Section 199A Income
The following Funds had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended June 30, 2022.
Qualified Business Income
JPMorgan Mid Cap Value Fund	$8,318

92	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-MC-623

Annual Report
J.P. Morgan Small Cap Funds
June 30, 2023
JPMorgan Small Cap Blend Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Sustainable Leaders Fund
JPMorgan Small Cap Value Fund
JPMorgan SMID Cap Equity Fund
JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

June 30, 2023	J.P. Morgan Small Cap Funds	1

J.P. Morgan Small Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of 2022 as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices began to recede. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty by the end of 2022.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.
Within U.S. equity markets, large cap and mid cap stock generally outperformed small cap stocks and growth stocks outperformed value stocks.

2	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	13.07%
Russell 2000 Index	12.31%
Net Assets as of 6/30/2023 (In Thousands)	$1,301,210
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the industrials and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions Applied Industrial Technologies Inc., Rambus Inc. and Comfort Systems USA Inc. Shares of Applied Industrial Technologies, a distributor of industrial machinery and systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Rambus, a semiconductor manufacturer, rose amid a broad rally in semiconductor sector stocks in the second half of 2023. Shares of Comfort Systems USA, a provider of mechanical and electrical systems for buildings, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in Safety Insurance Group Inc. and Columbia Banking System , and its out-of-Benchmark position SentinelOne Inc. Shares of Safety Insurance Group. a property and casualty insurer, fell throughout the period amid investor disappointment with the company’s quarterly results. Shares of Columbia Banking System, a regional bank based in Tacoma, Wash., fell amid investor concerns about regional banks following the collapse of Silicon Valley Bank. Shares of SentinelOne, a cybersecurity provider, fell in late 2022 amid a broad slump in cybersecurity stocks and fell again in June 2023 after the company reported weaker-than-expected quarterly results and lowered its earnings forecast.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Applied Industrial Technologies, Inc.	1.4%
2.	Terreno Realty Corp.	1.1
3.	Selective Insurance Group, Inc.	1.1
4.	Matador Resources Co.	1.0
5.	Super Micro Computer, Inc.	1.0
6.	MSA Safety, Inc.	0.9
7.	Patterson Cos., Inc.	0.8
8.	CONMED Corp.	0.8
9.	Encompass Health Corp.	0.8
10.	KBR, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	22.3%
Health Care	14.5
Information Technology	13.3
Financials	12.6
Consumer Discretionary	11.3
Real Estate	5.5
Energy	3.9
Consumer Staples	3.9
Materials	2.9
Utilities	2.3
Communication Services	1.6
Short-Term Investments	5.9

June 30, 2023	J.P. Morgan Small Cap Funds	3

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Small Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge *		7.11%	5.25%	10.48%
Without Sales Charge		13.07	6.39	11.08
CLASS C SHARES	January 7, 1998
With CDSC **		11.53	5.87	10.63
Without CDSC		12.53	5.87	10.63
CLASS I SHARES	April 5, 1999	13.38	6.66	11.36
CLASS R6 SHARES	July 2, 2018	13.68	6.93	11.65

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Effective June 1, 2018, the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Small Cap Funds	5

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	11.25%
Russell 2000 Index	12.31%
Net Assets as of 6/30/2023 (In Thousands)	$5,798,920
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the industrials sector and its security selection in the information technology sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Western Alliance Bancorporation, Syneos Health Inc. and Signature Bank. Shares of Western Alliance, a regional bank based in Phoenix, Ariz., fell amid investor concerns about the financial stability of regional banks following the collapse of Silicon Valley Bank. Shares of Syneos Health, a provider of development services to the pharmaceuticals industry, fell after the company reported lower-than-expected earnings for the third quarter of 2022 and lowered its earnings forecast. Shares of Signature Bank, a regional bank based in New York City, fell ahead the company’s financial collapse and closure by U.S. regulators in March 2023.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Allegro Microsystems Inc., WillScot Mobile Mini Holdings Corp. and Lincoln Electric Holdings Inc. Shares of Allegro Microsystems, a semiconductor manufacturer rose amid a broad rally in semiconductor sector stocks in the first half of 2023, and after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose amid consecutive quarters of better-than-expected earnings and revenue, and a $1 billion share repurchase plan. Shares of Lincoln Electric Holdings, an industrials machinery manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.7%
2.	Encompass Health Corp.	1.6
3.	MSA Safety, Inc.	1.6
4.	Power Integrations, Inc.	1.4
5.	MACOM Technology Solutions Holdings, Inc.	1.4
6.	Casella Waste Systems, Inc., Class A	1.4
7.	WEX, Inc.	1.4
8.	AptarGroup, Inc.	1.4
9.	Performance Food Group Co.	1.3
10.	Novanta, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	27.4%
Financials	14.1
Health Care	11.6
Information Technology	11.1
Consumer Discretionary	9.5
Consumer Staples	6.1
Real Estate	6.0
Materials	3.7
Utilities	2.1
Others (each less than 1.0%)	0.7
Short-Term Investments	7.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

6	J.P. Morgan Small Cap Funds	June 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Small Cap Funds	7

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge *		5.41%	4.74%	8.78%
Without Sales Charge		11.25	5.88	9.37
CLASS C SHARES	February 19, 2005
With CDSC **		9.65	5.36	8.94
Without CDSC		10.65	5.36	8.94
CLASS I SHARES	May 7, 1996	11.53	6.16	9.67
CLASS R2 SHARES	November 3, 2008	10.96	5.63	9.10
CLASS R3 SHARES	September 9, 2016	11.26	5.90	9.38
CLASS R4 SHARES	September 9, 2016	11.54	6.16	9.67
CLASS R5 SHARES	May 15, 2006	11.74	6.36	9.88
CLASS R6 SHARES	May 31, 2016	11.81	6.42	9.93

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	13.67%
Russell 2000 Growth Index	18.53%
Net Assets as of 6/30/2023 (In Thousands)	$4,008,364
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the health care and information technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial and financials were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Grocery Outlet Holding Corp. and SentinelOne Inc., and its overweight position in Cano Health Inc. Shares of Grocery Outlet Holding, a food retail chain operator, fell amid slower consumer spending on groceries and after the company reported lower-than-expected earnings for the fourth quarter of 2022. Shares of SentinelOne, a cybsercecurity provider, fell in late 2022 amid a broad sell-off in cybersecurity stocks and after the company reduced its earnings forecast for fiscal 2024. Shares of Cano Health, an operator of medical centers and pharmacies, fell sharply in the fourth quarter of 2022 amid news reports that CVS Pharmacy Inc. declined to make an acquisition offer for the company.
Leading individual contributors to relative performance included the Fund’s overweight positions in ACV Auctions Inc., Revance Therapeutics Inc. and ShockWave Medical Inc. Shares of AV Auctions, an online automobile marketplace, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023 and raised its earnings forecast for the full year 2023. Shares of Revance Therapeutics, a pharmaceuticals developer, rose after the company forecast strong revenue growth from its treatment for facial wrinkles and after the company reported better-than-expected results for the first quarter of 2023. Shares of ShockWave Medical, a medical device manufacturer, rose after the company reported several quarters of better-than-expected earnings and revenue and amid news reports that the company was a likely acquisition target.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Super Micro Computer, Inc.	1.8%
2.	Applied Industrial Technologies, Inc.	1.7
3.	MSA Safety, Inc.	1.6
4.	CONMED Corp.	1.5
5.	KBR, Inc.	1.4
6.	Casella Waste Systems, Inc., Class A	1.4
7.	Evolent Health, Inc., Class A	1.4
8.	Simpson Manufacturing Co., Inc.	1.3
9.	Cactus, Inc., Class A	1.2
10.	Hexcel Corp.	1.2

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	25.3%
Health Care	22.1
Information Technology	18.9
Consumer Discretionary	13.0
Energy	4.0
Consumer Staples	3.4
Financials	3.4
Real Estate	1.8
Short-Term Investments	8.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Small Cap Funds	9

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Small Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge *		7.71%	4.26%	9.94%
Without Sales Charge		13.67	5.39	10.54
CLASS C SHARES	November 4, 1997
With CDSC **		12.13	4.87	10.09
Without CDSC		13.13	4.87	10.09
CLASS I SHARES	March 26, 1996	13.97	5.66	10.81
CLASS L SHARES	February 19, 2005	14.16	5.82	10.98
CLASS R2 SHARES	November 3, 2008	13.42	5.14	10.26
CLASS R3 SHARES	July 31, 2017	13.63	5.38	10.53
CLASS R4 SHARES	July 31, 2017	13.92	5.66	10.81
CLASS R5 SHARES	September 9, 2016	14.14	5.82	10.98
CLASS R6 SHARES	November 30, 2010	14.20	5.92	11.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Small Cap Funds	11

JPMorgan Small Cap Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares) *	9.62%
Russell 2000 Index	12.31%
Net Assets as of 6/30/2023 (In Thousands)	$55,608
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Sustainable Leaders Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the real estate and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care sector and its overweight position in the industrials sector was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in MillerKnoll Inc., United Natural Foods Inc. and Unifi Inc. Shares of MillerKnoll, an office furnishings company commonly known as Herman Miller, fell in October 2022 after the company issued a weaker-than-expected earnings forecast. Shares of United Natural Foods, a food distributor, fell after the company reporter lower-than-expected earnings for its fiscal third quarter and sharply lowered its 2023 earnings forecast. Shares of Unifi, a textiles manufacturer, fell after the company reported consecutive quarters of weaker-than-expected revenue.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Deckers Outdoor Corp., and its overweight position in Maxar Technologies Ltd. and Apellis Pharmaceuticals Inc. Shares of Deckers Outdoor, a footwear and apparel maker, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares of Maxar Technologies, a satellite imaging and aerospace company, rose after the company agreed to be acquired by Advent International Corp. for about $6.4 billion. Shares of Apellis Pharmaceuticals, a drug development company, rose amid investor expectations for FDA review of the company’s eye-disease drug candidate and news reports that the company was a potential takeover target of larger pharmaceutical companies.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	WESCO International, Inc.	3.0%
2.	AAON, Inc.	2.8
3.	KB Home	2.6
4.	Deckers Outdoor Corp.	2.5
5.	Visteon Corp.	2.5
6.	ICF International, Inc.	2.4
7.	Apellis Pharmaceuticals, Inc.	2.4
8.	Huron Consulting Group, Inc.	2.4
9.	Hilltop Holdings, Inc.	2.4
10.	American States Water Co.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	21.9%
Health Care	17.9
Consumer Discretionary	15.0
Financials	10.6
Information Technology	10.3
Real Estate	5.6
Materials	5.0
Consumer Staples	4.9
Utilities	4.4
Communication Services	2.2
Others (each less than 1.0%)	0.6
Short-Term Investments	1.6

12	J.P. Morgan Small Cap Funds	June 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Small Cap Funds	13

JPMorgan Small Cap Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge *		3.42%	(0.16)%	6.41%
Without Sales Charge		9.14	0.93	6.99
CLASS C SHARES	May 31, 2016
With CDSC **		7.59	0.43	6.61
Without CDSC		8.59	0.43	6.61
CLASS I SHARES	January 3, 2017	9.38	1.18	7.19
CLASS R2 SHARES	July 31, 2017	8.87	0.68	6.58
CLASS R3 SHARES	July 31, 2017	9.16	0.93	6.85
CLASS R4 SHARES	July 31, 2017	9.41	1.19	7.12
CLASS R5 SHARES	January 1, 1997	9.62	1.37	7.32
CLASS R6 SHARES	May 31, 2016	9.67	1.43	7.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Sustainable Leaders Fund and the Russell 2000 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class R5 Shares have no minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan Small Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	8.03%
Russell 2000 Value Index	6.01%
Net Assets as of 6/30/2023 (In Thousands)	$1,386,532
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the industrial cyclical and retail sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and systems hardware sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Iveric Bio Inc., MoonLake Immunotherapeutics, and its overweight position in Academy Sports & Outdoors Inc. Shares of Iveric Bio, a pharmaceuticals developer, rose after Astellas Pharma Inc. agreed to acquire the company for $5.9 million. Shares of MoonLake Immunotherapeutics, a biopharmaceuticals developer, rose after the company reported positive results from Phase II clinical trials of its treatment for skin disorders. Shares of Academy Sport & Outdoors, a sporting goods and recreational products retailer, rose after the company issued a better-than-expected profit forecast and named a new chief executive officer.
Leading individual detractors from relative performance included the Fund’s overweight positions in Community Health Systems Inc., 2U Inc. and Twist Bioscience Corp. Shares of Community Health Systems, a hospitals and health care facilities operator, fell after the company reported weaker-than-expected results and higher costs for first quarter of 2023. Shares of 2U, an online educational services provider, fell amid weaker enrollments and lower-than-expected earnings for the first quarter of 2023. Shares of Twist Bioscience, a biotechnology provider, fell after the company issued a weaker-than-expected earnings forecast.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Rush Enterprises, Inc., Class A	1.2%
2.	Beacon Roofing Supply, Inc.	1.1
3.	Meritage Homes Corp.	1.0
4.	Encore Wire Corp.	1.0
5.	Agree Realty Corp.	0.9
6.	OFG Bancorp (Puerto Rico)	0.9
7.	Enova International, Inc.	0.9
8.	Knowles Corp.	0.9
9.	Essent Group Ltd.	0.9
10.	M/I Homes, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	24.5%
Industrials	14.1
Real Estate	9.9
Health Care	9.9
Consumer Discretionary	9.3
Information Technology	7.4
Energy	7.0
Utilities	4.2
Materials	3.9
Consumer Staples	3.3
Communication Services	2.1
Short-Term Investments	4.4

June 30, 2023	J.P. Morgan Small Cap Funds	15

JPMorgan Small Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Small Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge *		2.11%	2.57%	6.04%
Without Sales Charge		7.77	3.69	6.61
CLASS C SHARES	March 22, 1999
With CDSC **		6.24	3.19	6.14
Without CDSC		7.24	3.19	6.14
CLASS I SHARES	January 27, 1995	8.03	3.96	6.89
CLASS R2 SHARES	November 3, 2008	7.49	3.45	6.35
CLASS R3 SHARES	September 9, 2016	7.73	3.69	6.61
CLASS R4 SHARES	September 9, 2016	8.00	3.96	6.88
CLASS R5 SHARES	May 15, 2006	8.16	4.10	7.02
CLASS R6 SHARES	February 22, 2005	8.28	4.21	7.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Small Cap Funds	17

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	9.76%
Russell 2500 Index	13.58%
Net Assets as of 6/30/2023 (In Thousands)	$337,141
INVESTMENT OBJECTIVE**
The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
INVESTMENT PROCESS
The Fund employs a fundamental bottom-up investment process to invest in a diversified portfolio of small- to mid-cap stocks - similar to those in the Russell 2500 Index (the “Benchmark”) - and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Benchmark for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector and its underweight position in the utilities sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in SVB Financial Group and its overweight positions in Catalent Inc. and Western Alliance Bancorporation. Shares of SVB Financial Group, a diversified banking company commonly known as Silicon Valley Bank, fell ahead of the bank’s collapse in March 2023 and subsequent takeover by the U.S. Federal Deposit Insurance Corp. Shares of Catalent, a pharmaceuticals maker, fell after the company lowered its 2023 earnings forecast, citing productivity and operational problems. Shares of Western Alliance, a regional bank based in Phoenix, Ariz., fell amid investor concerns about the financial stability of regional banks following the collapse of Silicon Valley Bank.
Leading individual contributors to relative performance included the Fund’s overweight positions in Allegro Microsystems Inc., Lincoln Electric Holdings Inc. and WillScot Mobile Mini Holdings Corp. Shares of Allegro Microsystems, a semiconductor manufacturer, rose amid a broad rally in semiconductor sector stocks in the first half of 2023, and after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of Lincoln Electric Holdings, an industrials machinery manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue during the period. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose amid consecutive quarters of better-than-expected earnings and revenue, and a $1 billion share repurchase plan.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued, have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the industrials and financials sectors, while the Fund’s smallest allocations were to

18	J.P. Morgan Small Cap Funds	June 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
the energy and basic materials sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.6%
2.	Pool Corp.	1.6
3.	MSA Safety, Inc.	1.6
4.	STERIS plc	1.5
5.	TransUnion	1.5
6.	Encompass Health Corp.	1.4
7.	WEX, Inc.	1.4
8.	LPL Financial Holdings, Inc.	1.4
9.	Waste Connections, Inc.	1.4
10.	Power Integrations, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	28.6%
Financials	16.4
Information Technology	11.8
Health Care	11.8
Consumer Discretionary	10.5
Real Estate	6.4
Consumer Staples	5.4
Materials	3.8
Utilities	1.1
Others (each less than 1.0%)	0.7
Short-Term Investments	3.5

June 30, 2023	J.P. Morgan Small Cap Funds	19

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge *		3.76%	4.21%	7.65%
Without Sales Charge		9.53	5.34	8.23
CLASS C SHARES	March 22, 1999
With CDSC **		8.02	4.82	7.74
Without CDSC		9.02	4.82	7.74
CLASS I SHARES	June 1, 1991	9.76	5.60	8.50
CLASS R3 SHARES	September 9, 2016	9.49	5.34	8.23
CLASS R4 SHARES	September 9, 2016	9.87	5.61	8.50
CLASS R6 SHARES	November 2, 2015	10.09	5.87	8.71

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.
Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund and the Russell 2500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	14.63%
Russell 2000 Index	12.31%
Net Assets as of 6/30/2023 (In Thousands)	$933,292
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the industrials sectors and consumer discretionary was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and consumer staples sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Reata Pharmaceuticals Inc., Catalyst Pharmaceuticals Inc. and Inspire Medical Systems Inc. Shares of Reata Pharmaceuticals, a biopharmaceuticals developer, rose sharply after U.S. Food and Drug Administration approved of the company’s treatment for Friedreich’s ataxia. Shares of Catalyst Pharmaceuticals, a biotechnology developer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue and amid investor expectations that the company would become a takeover target. Shares of Inspire Medical Systems, a medical technology provider, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in CommScope Holding Co., MillerKnoll Inc. and Fate Therapeutics Inc. Shares of CommScope Holding, a communications equipment provider, fell amid consecutive quarters of weaker-than-expected revenue. Shares of MillerKnoll, an office furnishings company also known as Herman Miller, fell in October 2022 after the company issued a weaker-than-expected earnings forecast. Shares of Fate Therapeutics, a developer of immune therapies, fell after the company ended its collaboration agreement with Jansen Biotech Inc.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Inspire Medical Systems, Inc.	0.9%
2.	Atkore, Inc.	0.8
3.	Taylor Morrison Home Corp.	0.8
4.	Beacon Roofing Supply, Inc.	0.8
5.	Sonos, Inc.	0.8
6.	MYR Group, Inc.	0.7
7.	Comfort Systems USA, Inc.	0.7
8.	WESCO International, Inc.	0.7
9.	Agree Realty Corp.	0.7
10.	elf Beauty, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	17.4%
Health Care	16.3
Financials	15.0
Information Technology	12.7
Consumer Discretionary	10.3
Energy	5.2
Real Estate	5.2
Consumer Staples	4.8
Materials	3.4
Utilities	2.6
Communication Services	2.2
Short-Term Investments	4.9

June 30, 2023	J.P. Morgan Small Cap Funds	21

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. Morgan Small Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge *		8.22%	3.85%	7.79%
Without Sales Charge		14.22	4.98	8.37
CLASS C SHARES	November 1, 2007
With CDSC **		12.66	4.46	7.94
Without CDSC		13.66	4.46	7.94
CLASS I SHARES	September 10, 2001	14.47	5.26	8.65
CLASS L SHARES	November 4, 1993	14.63	5.42	8.83
CLASS R2 SHARES	November 1, 2011	13.95	4.72	8.11
CLASS R3 SHARES	September 9, 2016	14.16	4.98	8.38
CLASS R4 SHARES	September 9, 2016	14.49	5.24	8.65
CLASS R5 SHARES	September 9, 2016	14.63	5.41	8.82
CLASS R6 SHARES	November 1, 2011	14.76	5.51	8.93

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Small Cap Funds	23

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 1.2%
AerSale Corp. *	352	5,168
Hexcel Corp.	112	8,529
Moog, Inc., Class A	20	2,169
		15,866
Automobile Components — 1.0%
Atmus Filtration Technologies, Inc. * (a)	100	2,186
Fox Factory Holding Corp. *	36	3,951
LCI Industries	30	3,749
Patrick Industries, Inc.	40	3,200
		13,086
Automobiles — 0.2%
Winnebago Industries, Inc. (a)	47	3,118
Banks — 7.3%
BancFirst Corp.	24	2,219
Camden National Corp.	108	3,342
City Holding Co. (a)	55	4,933
Columbia Banking System, Inc.	375	7,616
First Busey Corp.	345	6,945
First Commonwealth Financial Corp.	389	4,927
First Financial Bankshares, Inc.	76	2,178
First Merchants Corp.	180	5,074
Heritage Commerce Corp.	549	4,548
Independent Bank Corp.	90	4,000
Independent Bank Corp.	416	7,052
Lakeland Bancorp, Inc.	300	4,012
Old National Bancorp	548	7,634
Pinnacle Financial Partners, Inc.	38	2,177
Premier Financial Corp.	235	3,760
Simmons First National Corp., Class A	220	3,798
SouthState Corp.	126	8,259
TriCo Bancshares	154	5,105
WSFS Financial Corp.	207	7,808
		95,387
Beverages — 0.5%
Primo Water Corp.	484	6,072
Biotechnology — 6.0%
ACELYRIN, Inc. *	235	4,913
ADC Therapeutics SA (Switzerland) * (a)	207	446
Agios Pharmaceuticals, Inc. *	117	3,317
Alector, Inc. *	178	1,071
Allogene Therapeutics, Inc. * (a)	233	1,160
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Amicus Therapeutics, Inc. *	645	8,094
Apellis Pharmaceuticals, Inc. *	46	4,204
Arrowhead Pharmaceuticals, Inc. *	159	5,653
Atara Biotherapeutics, Inc. *	409	659
Blueprint Medicines Corp. *	92	5,792
Coherus Biosciences, Inc. *	404	1,724
G1 Therapeutics, Inc. *	206	513
Halozyme Therapeutics, Inc. *	222	7,990
Heron Therapeutics, Inc. * (a)	657	762
Natera, Inc. *	132	6,429
PMV Pharmaceuticals, Inc. * (a)	157	985
REGENXBIO, Inc. *	193	3,865
Relay Therapeutics, Inc. *	195	2,450
REVOLUTION Medicines, Inc. *	223	5,968
Sage Therapeutics, Inc. *	104	4,899
Twist Bioscience Corp. * (a)	238	4,865
Verve Therapeutics, Inc. *	106	1,985
		77,744
Broadline Retail — 0.4%
Global-e Online Ltd. (Israel) *	136	5,551
Building Products — 3.8%
AAON, Inc.	71	6,726
Advanced Drainage Systems, Inc.	48	5,407
AZZ, Inc.	158	6,867
CSW Industrials, Inc.	39	6,466
Hayward Holdings, Inc. *	549	7,057
Simpson Manufacturing Co., Inc.	67	9,319
UFP Industries, Inc.	75	7,268
		49,110
Capital Markets — 1.6%
Donnelley Financial Solutions, Inc. *	64	2,935
Evercore, Inc., Class A	45	5,600
Hamilton Lane, Inc., Class A	15	1,180
LPL Financial Holdings, Inc.	25	5,429
Virtus Investment Partners, Inc.	27	5,325
		20,469
Chemicals — 3.0%
Chase Corp.	58	7,086
Diversey Holdings Ltd. * (a)	739	6,201
Hawkins, Inc.	125	5,953
HB Fuller Co.	100	7,140
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Chemicals — continued
Innospec, Inc.	65	6,518
Stepan Co.	65	6,202
		39,100
Commercial Services & Supplies — 2.5%
ACV Auctions, Inc., Class A *	340	5,863
Brady Corp., Class A	117	5,584
Casella Waste Systems, Inc., Class A *	108	9,717
MSA Safety, Inc.	66	11,515
		32,679
Communications Equipment — 0.5%
Ciena Corp. *	54	2,299
Viavi Solutions, Inc. *	390	4,413
		6,712
Construction & Engineering — 2.2%
Comfort Systems USA, Inc.	56	9,238
EMCOR Group, Inc.	36	6,607
MasTec, Inc. *	43	5,104
Valmont Industries, Inc.	28	8,159
		29,108
Consumer Staples Distribution & Retail — 0.9%
Chefs' Warehouse, Inc. (The) *	61	2,172
Grocery Outlet Holding Corp. *	175	5,349
Performance Food Group Co. *	70	4,230
		11,751
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. *	57	5,280
Diversified Telecommunication Services — 0.2%
Iridium Communications, Inc.	39	2,442
Electric Utilities — 0.4%
Portland General Electric Co.	122	5,705
Electrical Equipment — 1.5%
Bloom Energy Corp., Class A * (a)	330	5,390
NEXTracker, Inc., Class A * (a)	161	6,422
Shoals Technologies Group, Inc., Class A *	304	7,761
		19,573
Electronic Equipment, Instruments & Components — 2.6%
Fabrinet (Thailand) *	26	3,363
Insight Enterprises, Inc. *	28	4,119
Knowles Corp. *	320	5,771
Littelfuse, Inc.	15	4,322
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
Plexus Corp. *	46	4,565
TTM Technologies, Inc. *	449	6,246
Vishay Intertechnology, Inc.	175	5,149
		33,535
Energy Equipment & Services — 1.9%
Cactus, Inc., Class A	204	8,619
ChampionX Corp.	227	7,032
RPC, Inc.	266	1,904
TechnipFMC plc (United Kingdom) *	429	7,139
		24,694
Financial Services — 1.9%
Flywire Corp. *	126	3,908
PennyMac Financial Services, Inc.	94	6,591
Radian Group, Inc.	319	8,070
Remitly Global, Inc. *	349	6,561
		25,130
Food Products — 1.3%
Flowers Foods, Inc.	180	4,473
Freshpet, Inc. * (a)	100	6,614
Hostess Brands, Inc. *	249	6,304
		17,391
Gas Utilities — 1.2%
Chesapeake Utilities Corp.	40	4,754
ONE Gas, Inc.	103	7,898
Southwest Gas Holdings, Inc.	40	2,546
		15,198
Ground Transportation — 1.2%
Marten Transport Ltd.	344	7,405
Saia, Inc. *	24	8,134
		15,539
Health Care Equipment & Supplies — 3.2%
CONMED Corp.	79	10,708
Establishment Labs Holdings, Inc. (Costa Rica) * (a)	53	3,669
Inari Medical, Inc. *	61	3,571
iRhythm Technologies, Inc. *	75	7,810
Outset Medical, Inc. *	269	5,877
Shockwave Medical, Inc. *	16	4,524
Utah Medical Products, Inc.	55	5,120
		41,279
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	25

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 3.6%
Acadia Healthcare Co., Inc. *	79	6,268
Accolade, Inc. *	400	5,392
Amedisys, Inc. *	39	3,536
Cano Health, Inc. * (a)	962	1,337
Encompass Health Corp.	155	10,476
Ensign Group, Inc. (The)	60	5,720
ModivCare, Inc. *	60	2,710
Patterson Cos., Inc.	342	11,391
		46,830
Health Care Technology — 0.7%
Evolent Health, Inc., Class A *	320	9,705
Hotel & Resort REITs — 0.5%
RLJ Lodging Trust	305	3,138
Sunstone Hotel Investors, Inc.	325	3,287
		6,425
Hotels, Restaurants & Leisure — 4.1%
Bloomin' Brands, Inc. (a)	135	3,628
Boyd Gaming Corp.	116	8,024
Cava Group, Inc. *	63	2,570
Everi Holdings, Inc. *	397	5,735
Jack in the Box, Inc.	32	3,169
Life Time Group Holdings, Inc. *	281	5,532
Marriott Vacations Worldwide Corp.	30	3,704
Papa John's International, Inc.	59	4,350
Planet Fitness, Inc., Class A *	74	4,974
Six Flags Entertainment Corp. *	161	4,178
Texas Roadhouse, Inc.	72	8,115
		53,979
Household Durables — 1.4%
Helen of Troy Ltd. *	30	3,215
La-Z-Boy, Inc.	110	3,149
M/I Homes, Inc. *	50	4,357
MDC Holdings, Inc.	70	3,273
Sonos, Inc. * (a)	274	4,486
		18,480
Industrial REITs — 1.8%
Plymouth Industrial REIT, Inc.	200	4,599
Rexford Industrial Realty, Inc.	100	5,219
Terreno Realty Corp.	236	14,201
		24,019
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 2.0%
Kinsale Capital Group, Inc.	8	2,865
Safety Insurance Group, Inc.	118	8,480
Selective Insurance Group, Inc.	148	14,182
		25,527
Interactive Media & Services — 0.8%
IAC, Inc. *	105	6,585
TripAdvisor, Inc. *	248	4,100
		10,685
IT Services — 0.5%
DigitalOcean Holdings, Inc. * (a)	99	4,000
Globant SA *	17	3,015
		7,015
Life Sciences Tools & Services — 0.0% ^
Personalis, Inc. *	263	494
Machinery — 4.7%
Alamo Group, Inc.	50	9,179
Chart Industries, Inc. * (a)	37	5,967
EnPro Industries, Inc.	18	2,467
ITT, Inc.	84	7,833
John Bean Technologies Corp.	56	6,733
Kadant, Inc.	32	7,115
Lincoln Electric Holdings, Inc.	30	5,951
Mueller Industries, Inc.	70	6,102
Watts Water Technologies, Inc., Class A	50	9,170
		60,517
Media — 0.6%
Cable One, Inc.	8	5,518
John Wiley & Sons, Inc., Class A	67	2,280
		7,798
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Ladder Capital Corp.	258	2,796
Multi-Utilities — 0.4%
Unitil Corp.	104	5,266
Office REITs — 0.8%
Equity Commonwealth	319	6,458
Highwoods Properties, Inc.	155	3,704
		10,162
Oil, Gas & Consumable Fuels — 2.2%
Chord Energy Corp.	45	7,005
CNX Resources Corp. *	125	2,217
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Matador Resources Co.	260	13,588
PDC Energy, Inc.	50	3,555
SM Energy Co.	82	2,596
		28,961
Personal Care Products — 1.4%
Edgewell Personal Care Co.	165	6,805
elf Beauty, Inc. *	57	6,479
Inter Parfums, Inc.	33	4,556
		17,840
Pharmaceuticals — 1.5%
Arvinas, Inc. *	116	2,888
Intra-Cellular Therapies, Inc. *	118	7,455
Prestige Consumer Healthcare, Inc. *	60	3,591
Revance Therapeutics, Inc. *	231	5,834
		19,768
Professional Services — 1.8%
ASGN, Inc. *	55	4,155
ExlService Holdings, Inc. *	43	6,474
KBR, Inc.	155	10,096
Paycor HCM, Inc. *	109	2,591
		23,316
Residential REITs — 0.6%
American Homes 4 Rent, Class A	120	4,251
Centerspace	48	2,963
		7,214
Retail REITs — 1.2%
Agree Realty Corp.	140	9,138
Kite Realty Group Trust	299	6,692
		15,830
Semiconductors & Semiconductor Equipment — 2.8%
Allegro MicroSystems, Inc. (Japan) *	123	5,535
Amkor Technology, Inc.	170	5,070
Cohu, Inc. *	65	2,702
Credo Technology Group Holding Ltd. *	209	3,614
MKS Instruments, Inc. (a)	37	4,025
Power Integrations, Inc.	49	4,590
Rambus, Inc. *	122	7,854
Synaptics, Inc. *	31	2,641
		36,031
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 6.4%
BlackLine, Inc. *	85	4,564
Box, Inc., Class A *	229	6,740
Clear Secure, Inc., Class A (a)	146	3,379
Confluent, Inc., Class A *	199	7,039
CyberArk Software Ltd. *	53	8,244
Elastic NV *	60	3,847
Envestnet, Inc. *	122	7,229
Everbridge, Inc. *	90	2,409
Five9, Inc. *	76	6,287
Gitlab, Inc., Class A *	45	2,306
HashiCorp, Inc., Class A *	222	5,823
JFrog Ltd. (Israel) *	137	3,786
New Relic, Inc. *	102	6,672
SentinelOne, Inc., Class A * (a)	294	4,436
Smartsheet, Inc., Class A *	144	5,498
Vertex, Inc., Class A *	227	4,432
		82,691
Specialized REITs — 0.8%
CubeSmart	107	4,782
Rayonier, Inc.	160	5,018
		9,800
Specialty Retail — 2.8%
Burlington Stores, Inc. *	19	3,057
Floor & Decor Holdings, Inc., Class A * (a)	49	5,088
Group 1 Automotive, Inc.	30	7,731
Lithia Motors, Inc., Class A	19	5,650
National Vision Holdings, Inc. *	185	4,501
Petco Health & Wellness Co., Inc. * (a)	445	3,956
Urban Outfitters, Inc. *	199	6,592
		36,575
Technology Hardware, Storage & Peripherals — 1.0%
Super Micro Computer, Inc. *	52	12,867
Textiles, Apparel & Luxury Goods — 1.3%
Kontoor Brands, Inc.	115	4,833
Movado Group, Inc.	95	2,548
Oxford Industries, Inc.	35	3,442
Steven Madden Ltd.	181	5,941
		16,764
Trading Companies & Distributors — 4.4%
Air Lease Corp.	125	5,232
Applied Industrial Technologies, Inc.	133	19,281
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	27

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — continued
Beacon Roofing Supply, Inc. *	76	6,323
McGrath RentCorp	80	7,386
Rush Enterprises, Inc., Class A	94	5,702
SiteOne Landscape Supply, Inc. *	30	5,102
WESCO International, Inc.	45	7,968
		56,994
Water Utilities — 0.5%
American States Water Co.	69	6,041
Total Common Stocks (Cost $1,115,222)		1,271,909
Short-Term Investments — 6.2%
Investment Companies — 2.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $29,695)	29,690	29,696
Investment of Cash Collateral from Securities Loaned — 3.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	45,252	45,257
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	5,475	5,475
Total Investment of Cash Collateral from Securities Loaned (Cost $50,734)		50,732
Total Short-Term Investments (Cost $80,429)		80,428
Total Investments — 103.9% (Cost $1,195,651)		1,352,337
Liabilities in Excess of Other Assets — (3.9)%		(51,127)
NET ASSETS — 100.0%		1,301,210

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $49,439.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%
Aerospace & Defense — 0.9%
Woodward, Inc.	420	49,992
Automobile Components — 1.0%
LCI Industries	457	57,796
Banks — 6.3%
BankUnited, Inc.	1,635	35,237
Commerce Bancshares, Inc. (a)	899	43,796
Cullen/Frost Bankers, Inc. (a)	505	54,260
First Financial Bancorp	2,380	48,645
First Hawaiian, Inc. (a)	2,299	41,402
First Interstate BancSystem, Inc., Class A	1,792	42,724
ServisFirst Bancshares, Inc. (a)	933	38,182
Wintrust Financial Corp.	877	63,700
		367,946
Beverages — 1.0%
Primo Water Corp.	4,794	60,118
Building Products — 3.4%
AZEK Co., Inc. (The) *	1,819	55,099
Hayward Holdings, Inc. *	5,135	65,985
Simpson Manufacturing Co., Inc.	531	73,468
		194,552
Capital Markets — 5.0%
AssetMark Financial Holdings, Inc. *	1,689	50,085
Evercore, Inc., Class A	575	71,101
Moelis & Co., Class A (a)	1,038	47,076
Morningstar, Inc.	276	54,182
StepStone Group, Inc., Class A	2,603	64,569
		287,013
Chemicals — 2.4%
Axalta Coating Systems Ltd. *	1,221	40,067
Perimeter Solutions SA * (a)	4,829	29,699
Quaker Chemical Corp.	355	69,189
		138,955
Commercial Services & Supplies — 8.4%
Brady Corp., Class A (a)	1,123	53,426
Casella Waste Systems, Inc., Class A *	933	84,398
Driven Brands Holdings, Inc. *	2,660	71,990
MSA Safety, Inc.	553	96,118
RB Global, Inc. (Canada) (a)	1,153	69,182
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Stericycle, Inc. *	1,406	65,294
UniFirst Corp.	313	48,538
		488,946
Construction & Engineering — 1.7%
WillScot Mobile Mini Holdings Corp. *	2,117	101,172
Consumer Staples Distribution & Retail — 3.6%
BJ's Wholesale Club Holdings, Inc. *	1,029	64,823
Casey's General Stores, Inc.	259	63,323
Performance Food Group Co. *	1,349	81,263
		209,409
Containers & Packaging — 1.4%
AptarGroup, Inc.	717	83,076
Diversified Consumer Services — 1.4%
Bright Horizons Family Solutions, Inc. *	865	79,999
Electric Utilities — 1.2%
Portland General Electric Co.	1,446	67,721
Electrical Equipment — 1.1%
Generac Holdings, Inc. *	319	47,658
Shoals Technologies Group, Inc., Class A *	604	15,432
		63,090
Electronic Equipment, Instruments & Components — 3.4%
Badger Meter, Inc.	450	66,470
Fabrinet (Thailand) *	109	14,215
nLight, Inc. *	2,189	33,747
Novanta, Inc. *	441	81,123
		195,555
Financial Services — 1.4%
WEX, Inc. *	459	83,608
Food Products — 1.8%
Freshpet, Inc. * (a)	710	46,714
Utz Brands, Inc. (a)	3,363	55,026
		101,740
Ground Transportation — 2.4%
Knight-Swift Transportation Holdings, Inc.	1,028	57,116
Landstar System, Inc.	350	67,309
Lyft, Inc., Class A *	1,608	15,421
		139,846
Health Care Equipment & Supplies — 3.9%
Envista Holdings Corp. * (a)	1,474	49,884
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	29

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — continued
ICU Medical, Inc. *	417	74,348
Neogen Corp. *	2,201	47,866
QuidelOrtho Corp. *	637	52,739
		224,837
Health Care Providers & Services — 6.1%
Agiliti, Inc. * (a)	3,428	56,554
Chemed Corp.	133	72,173
Encompass Health Corp.	1,449	98,126
HealthEquity, Inc. *	1,217	76,802
Progyny, Inc. *	1,317	51,821
		355,476
Health Care Technology — 1.3%
Certara, Inc. * (a)	2,181	39,710
Definitive Healthcare Corp. * (a)	3,047	33,523
		73,233
Hotel & Resort REITs — 1.1%
Ryman Hospitality Properties, Inc.	697	64,716
Hotels, Restaurants & Leisure — 3.0%
Monarch Casino & Resort, Inc.	505	35,580
Planet Fitness, Inc., Class A *	1,002	67,538
Wendy's Co. (The)	3,259	70,889
		174,007
Industrial REITs — 1.3%
EastGroup Properties, Inc.	445	77,230
Insurance — 2.2%
Kinsale Capital Group, Inc.	146	54,518
RLI Corp.	514	70,173
		124,691
Leisure Products — 2.3%
Acushnet Holdings Corp. (a)	1,093	59,770
Brunswick Corp.	854	73,994
		133,764
Life Sciences Tools & Services — 0.9%
Azenta, Inc. * (a)	1,000	46,676
Syneos Health, Inc. *	154	6,494
		53,170
Machinery — 5.8%
Douglas Dynamics, Inc.	996	29,757
Gates Industrial Corp. plc *	3,028	40,813
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Hillman Solutions Corp. *	6,341	57,132
Lincoln Electric Holdings, Inc. (a)	396	78,713
RBC Bearings, Inc. *	348	75,656
Toro Co. (The)	548	55,755
		337,826
Multi-Utilities — 1.1%
NorthWestern Corp.	1,080	61,291
Oil, Gas & Consumable Fuels — 0.8%
DT Midstream, Inc.	896	44,393
Passenger Airlines — 0.8%
Alaska Air Group, Inc. *	926	49,241
Professional Services — 2.7%
First Advantage Corp. *	3,920	60,397
Paycor HCM, Inc. * (a)	2,410	57,049
Verra Mobility Corp. *	1,889	37,253
		154,699
Real Estate Management & Development — 0.7%
Cushman & Wakefield plc *	4,846	39,640
Retail REITs — 1.1%
NNN REIT, Inc.	1,438	61,514
Semiconductors & Semiconductor Equipment — 3.8%
Allegro MicroSystems, Inc. (Japan) *	1,079	48,692
MACOM Technology Solutions Holdings, Inc. *	1,315	86,172
Power Integrations, Inc.	911	86,307
		221,171
Software — 4.5%
Clearwater Analytics Holdings, Inc., Class A * (a)	3,432	54,469
Envestnet, Inc. *	886	52,572
Guidewire Software, Inc. *	664	50,535
nCino, Inc. * (a)	1,349	40,636
Q2 Holdings, Inc. *	424	13,086
Workiva, Inc. *	484	49,197
		260,495
Specialized REITs — 1.9%
CubeSmart	1,317	58,812
Outfront Media, Inc.	3,448	54,212
		113,024
Specialty Retail — 1.5%
Leslie's, Inc. * (a)	4,579	43,000
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
National Vision Holdings, Inc. *	1,032	25,076
Savers Value Village, Inc. *	880	20,849
		88,925
Textiles, Apparel & Luxury Goods — 0.7%
Carter's, Inc. (a)	597	43,341
Trading Companies & Distributors — 1.7%
Applied Industrial Technologies, Inc.	483	69,944
Core & Main, Inc., Class A * (a)	867	27,180
		97,124
Total Common Stocks (Cost $4,290,909)		5,624,342
Short-Term Investments — 8.1%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $162,010)	161,995	162,027
Investment of Cash Collateral from Securities Loaned — 5.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	247,035	247,060
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	61,968	61,967
Total Investment of Cash Collateral from Securities Loaned (Cost $309,031)		309,027
Total Short-Term Investments (Cost $471,041)		471,054
Total Investments — 105.1% (Cost $4,761,950)		6,095,396
Liabilities in Excess of Other Assets — (5.1)%		(296,476)
NET ASSETS — 100.0%		5,798,920

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $301,326.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	31

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%
Aerospace & Defense — 1.3%
Hexcel Corp.	680	51,712
Automobile Components — 1.2%
Fox Factory Holding Corp. *	220	23,933
LCI Industries	180	22,711
		46,644
Automobiles — 0.5%
Winnebago Industries, Inc. (a)	283	18,876
Banks — 0.7%
First Financial Bankshares, Inc.	463	13,178
Pinnacle Financial Partners, Inc.	232	13,171
		26,349
Biotechnology — 11.8%
ACELYRIN, Inc. * (a)	1,425	29,775
ADC Therapeutics SA (Switzerland) * (a)	1,238	2,662
Agios Pharmaceuticals, Inc. *	709	20,089
Alector, Inc. *	1,074	6,457
Allogene Therapeutics, Inc. * (a)	1,408	6,998
Amicus Therapeutics, Inc. *	3,907	49,076
Apellis Pharmaceuticals, Inc. *	280	25,471
Arrowhead Pharmaceuticals, Inc. *	961	34,264
Atara Biotherapeutics, Inc. *	2,461	3,962
Blueprint Medicines Corp. *	555	35,105
Coherus Biosciences, Inc. * (a)	2,439	10,415
G1 Therapeutics, Inc. *	1,234	3,071
Halozyme Therapeutics, Inc. *	1,343	48,443
Heron Therapeutics, Inc. * (a)	3,952	4,584
Natera, Inc. *	801	38,973
PMV Pharmaceuticals, Inc. * (a)	1,234	7,725
REGENXBIO, Inc. *	1,171	23,413
Relay Therapeutics, Inc. *	1,181	14,827
REVOLUTION Medicines, Inc. *	1,352	36,171
Sage Therapeutics, Inc. *	631	29,689
Twist Bioscience Corp. *	1,441	29,474
Verve Therapeutics, Inc. * (a)	640	12,004
		472,648
Broadline Retail — 0.8%
Global-e Online Ltd. (Israel) *	822	33,643
Building Products — 3.2%
AAON, Inc.	430	40,772
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — continued
Advanced Drainage Systems, Inc.	288	32,770
Simpson Manufacturing Co., Inc.	408	56,503
		130,045
Capital Markets — 1.0%
Evercore, Inc., Class A	275	33,941
Hamilton Lane, Inc., Class A	89	7,118
		41,059
Commercial Services & Supplies — 4.1%
ACV Auctions, Inc., Class A *	2,058	35,538
Casella Waste Systems, Inc., Class A *	651	58,918
MSA Safety, Inc.	402	69,828
		164,284
Communications Equipment — 0.3%
Ciena Corp. *	327	13,909
Construction & Engineering — 3.0%
EMCOR Group, Inc.	217	40,047
MasTec, Inc. * (a)	262	30,932
Valmont Industries, Inc.	170	49,467
		120,446
Consumer Staples Distribution & Retail — 1.8%
Chefs' Warehouse, Inc. (The) *	367	13,112
Grocery Outlet Holding Corp. *	1,059	32,414
Performance Food Group Co. *	425	25,629
		71,155
Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc. *	346	31,995
Electrical Equipment — 3.0%
Bloom Energy Corp., Class A * (a)	2,001	32,712
NEXTracker, Inc., Class A * (a)	979	38,971
Shoals Technologies Group, Inc., Class A *	1,841	47,053
		118,736
Electronic Equipment, Instruments & Components — 0.6%
Littelfuse, Inc.	90	26,186
Energy Equipment & Services — 2.4%
Cactus, Inc., Class A	1,235	52,260
TechnipFMC plc (United Kingdom) *	2,608	43,339
		95,599
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Financial Services — 1.6%
Flywire Corp. *	763	23,674
Remitly Global, Inc. *	2,113	39,773
		63,447
Food Products — 1.0%
Freshpet, Inc. * (a)	609	40,094
Ground Transportation — 1.2%
Saia, Inc. * (a)	144	49,315
Health Care Equipment & Supplies — 5.5%
CONMED Corp. (a)	478	64,934
Establishment Labs Holdings, Inc. (Costa Rica) * (a)	324	22,224
Inari Medical, Inc. *	372	21,629
iRhythm Technologies, Inc. *	454	47,347
Outset Medical, Inc. *	1,764	38,587
Shockwave Medical, Inc. *	96	27,412
		222,133
Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc. *	477	37,992
Accolade, Inc. *	2,426	32,673
Amedisys, Inc. *	234	21,416
Cano Health, Inc. * (a)	5,803	8,066
		100,147
Health Care Technology — 1.5%
Evolent Health, Inc., Class A *	1,942	58,848
Hotels, Restaurants & Leisure — 6.3%
Boyd Gaming Corp.	701	48,647
Cava Group, Inc. * (a)	380	15,560
Life Time Group Holdings, Inc. * (a)	1,705	33,528
Marriott Vacations Worldwide Corp.	183	22,432
Papa John's International, Inc.	357	26,354
Planet Fitness, Inc., Class A *	447	30,141
Six Flags Entertainment Corp. *	974	25,314
Texas Roadhouse, Inc.	438	49,199
		251,175
Household Durables — 1.2%
Helen of Troy Ltd. * (a)	185	19,964
Sonos, Inc. *	1,664	27,180
		47,144
Industrial REITs — 1.2%
Terreno Realty Corp.	827	49,717
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 0.4%
Kinsale Capital Group, Inc.	46	17,344
IT Services — 1.1%
DigitalOcean Holdings, Inc. * (a)	604	24,233
Globant SA *	101	18,255
		42,488
Life Sciences Tools & Services — 0.1%
Personalis, Inc. *	1,575	2,961
Machinery — 3.1%
Chart Industries, Inc. * (a)	226	36,164
ITT, Inc.	509	47,488
John Bean Technologies Corp.	337	40,816
		124,468
Oil, Gas & Consumable Fuels — 2.0%
Chord Energy Corp.	126	19,320
Matador Resources Co.	834	43,644
SM Energy Co.	497	15,713
		78,677
Personal Care Products — 1.0%
elf Beauty, Inc. *	344	39,268
Pharmaceuticals — 2.4%
Arvinas, Inc. *	705	17,488
Intra-Cellular Therapies, Inc. *	714	45,193
Revance Therapeutics, Inc. *	1,397	35,360
		98,041
Professional Services — 2.9%
ExlService Holdings, Inc. *	260	39,244
KBR, Inc. (a)	941	61,217
Paycor HCM, Inc. * (a)	662	15,683
		116,144
Semiconductors & Semiconductor Equipment — 3.9%
Allegro MicroSystems, Inc. (Japan) *	743	33,545
Credo Technology Group Holding Ltd. * (a)	1,263	21,893
MKS Instruments, Inc. (a)	225	24,383
Power Integrations, Inc.	294	27,809
Rambus, Inc. *	742	47,617
		155,247
Software — 12.5%
BlackLine, Inc. *	514	27,658
Box, Inc., Class A *	1,391	40,855
Clear Secure, Inc., Class A (a)	883	20,463
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	33

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
Confluent, Inc., Class A *	1,209	42,671
CyberArk Software Ltd. *	320	49,981
Elastic NV *	363	23,303
Envestnet, Inc. *	738	43,825
Everbridge, Inc. *	542	14,578
Five9, Inc. *	462	38,105
Gitlab, Inc., Class A * (a)	273	13,951
HashiCorp, Inc., Class A *	1,348	35,292
JFrog Ltd. (Israel) *	828	22,933
New Relic, Inc. *	618	40,445
SentinelOne, Inc., Class A * (a)	1,780	26,881
Smartsheet, Inc., Class A *	871	33,321
Vertex, Inc., Class A *	1,377	26,855
		501,117
Specialized REITs — 0.7%
CubeSmart	649	28,977
Specialty Retail — 3.4%
Burlington Stores, Inc. *	118	18,510
Floor & Decor Holdings, Inc., Class A * (a)	296	30,833
Lithia Motors, Inc., Class A (a)	112	34,239
National Vision Holdings, Inc. * (a)	1,123	27,272
Petco Health & Wellness Co., Inc. * (a)	2,693	23,965
		134,819
Technology Hardware, Storage & Peripherals — 1.9%
Super Micro Computer, Inc. *	313	78,034
Trading Companies & Distributors — 5.5%
Air Lease Corp.	757	31,708
Applied Industrial Technologies, Inc.	511	74,016
Rush Enterprises, Inc., Class A	569	34,557
SiteOne Landscape Supply, Inc. * (a)	185	30,922
WESCO International, Inc.	270	48,310
		219,513
Total Common Stocks (Cost $3,498,393)		3,982,404
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 8.7%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $62,311)	62,300	62,312
Investment of Cash Collateral from Securities Loaned — 7.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	235,990	236,014
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	50,951	50,951
Total Investment of Cash Collateral from Securities Loaned (Cost $286,978)		286,965
Total Short-Term Investments (Cost $349,289)		349,277
Total Investments — 108.1% (Cost $3,847,682)		4,331,681
Liabilities in Excess of Other Assets — (8.1)%		(323,317)
NET ASSETS — 100.0%		4,008,364

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $280,844.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan Small Cap Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%
Automobile Components — 2.5%
Visteon Corp. *	10	1,385
Banks — 6.1%
Amalgamated Financial Corp.	68	1,091
Hilltop Holdings, Inc.	42	1,325
Synovus Financial Corp.	25	760
Zions Bancorp NA	7	198
		3,374
Biotechnology — 7.0%
Apellis Pharmaceuticals, Inc. *	15	1,344
Fate Therapeutics, Inc. *	21	101
Halozyme Therapeutics, Inc. *	27	980
Natera, Inc. *	14	712
Sarepta Therapeutics, Inc. *	7	769
		3,906
Building Products — 5.1%
AAON, Inc.	16	1,560
Advanced Drainage Systems, Inc.	4	455
AZEK Co., Inc. (The) *	27	819
		2,834
Capital Markets — 1.4%
Federated Hermes, Inc.	21	770
Chemicals — 1.3%
Avient Corp.	17	699
Commercial Services & Supplies — 4.1%
ABM Industries, Inc.	10	406
Interface, Inc.	37	326
MillerKnoll, Inc.	35	515
Tetra Tech, Inc.	6	1,055
		2,302
Consumer Staples Distribution & Retail — 2.3%
Sprouts Farmers Market, Inc. *	26	934
United Natural Foods, Inc. *	18	357
		1,291
Diversified Consumer Services — 0.8%
Coursera, Inc. *	36	471
Diversified REITs — 1.4%
Alexander & Baldwin, Inc.	41	756
Electric Utilities — 2.0%
Portland General Electric Co.	24	1,132
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 2.7%
Acuity Brands, Inc.	2	365
Bloom Energy Corp., Class A *	9	144
Fluence Energy, Inc. *	7	187
FuelCell Energy, Inc. *	29	64
NEXTracker, Inc., Class A *	7	275
SunPower Corp. *	45	438
		1,473
Electronic Equipment, Instruments & Components — 4.1%
Badger Meter, Inc.	8	1,188
Itron, Inc. *	15	1,069
		2,257
Food Products — 2.5%
AppHarvest, Inc. *	30	11
Darling Ingredients, Inc. *	18	1,165
Vital Farms, Inc. *	17	204
		1,380
Health Care Equipment & Supplies — 2.0%
Shockwave Medical, Inc. *	4	1,101
Health Care Providers & Services — 5.8%
AMN Healthcare Services, Inc. *	7	729
Encompass Health Corp.	9	640
HealthEquity, Inc. *	13	800
Progyny, Inc. *	27	1,081
		3,250
Health Care Technology — 2.6%
Schrodinger, Inc. *	22	1,101
Veradigm, Inc. *	29	363
		1,464
Hotels, Restaurants & Leisure — 0.2%
Sweetgreen, Inc., Class A *	8	97
Household Durables — 3.7%
KB Home	29	1,488
Sonos, Inc. *	33	541
		2,029
Independent Power and Renewable Electricity Producers — 0.2%
Sunnova Energy International, Inc. *	5	94
Industrial REITs — 1.0%
Rexford Industrial Realty, Inc.	11	560
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	35

JPMorgan Small Cap Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — 2.1%
CNO Financial Group, Inc.	47	1,126
Lemonade, Inc. *	2	28
		1,154
Interactive Media & Services — 2.2%
Bumble, Inc., Class A *	27	450
Yelp, Inc. *	21	782
		1,232
Life Sciences Tools & Services — 0.5%
Azenta, Inc. *	5	223
Singular Genomics Systems, Inc. *	75	62
		285
Machinery — 2.3%
AGCO Corp.	6	737
Lindsay Corp.	4	542
		1,279
Metals & Mining — 3.9%
Alcoa Corp.	13	443
Constellium SE *	56	961
Schnitzer Steel Industries, Inc., Class A	25	744
		2,148
Mortgage Real Estate Investment Trusts (REITs) — 1.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	25	618
Office REITs — 1.2%
Hudson Pacific Properties, Inc.	14	56
Kilroy Realty Corp.	13	400
Paramount Group, Inc.	53	236
		692
Oil, Gas & Consumable Fuels — 0.6%
Clean Energy Fuels Corp. *	66	326
Personal Care Products — 0.1%
Honest Co., Inc. (The) *	29	49
Professional Services — 4.8%
Huron Consulting Group, Inc. *	16	1,338
ICF International, Inc.	11	1,348
		2,686
Real Estate Management & Development — 0.7%
Cushman & Wakefield plc *	48	390
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 2.8%
Power Integrations, Inc.	9	822
Wolfspeed, Inc. *	13	756
		1,578
Software — 3.5%
Everbridge, Inc. *	6	155
NCR Corp. *	25	622
Q2 Holdings, Inc. *	15	481
Workiva, Inc. *	7	707
		1,965
Specialized REITs — 1.3%
Rayonier, Inc.	24	739
Specialty Retail — 1.3%
Rent the Runway, Inc., Class A *	86	170
ThredUp, Inc., Class A *	24	59
Warby Parker, Inc., Class A *	42	494
		723
Textiles, Apparel & Luxury Goods — 6.6%
Allbirds, Inc., Class A *	39	50
Columbia Sportswear Co.	8	622
Deckers Outdoor Corp. *	3	1,423
Kontoor Brands, Inc.	21	886
Unifi, Inc. *	87	699
		3,680
Trading Companies & Distributors — 3.0%
WESCO International, Inc.	9	1,664
Water Utilities — 2.2%
American States Water Co.	14	1,221
Total Common Stocks (Cost $63,179)		55,054
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Pharmaceuticals — 0.0% ^
Contra Aduro Biotech I ‡ * (Cost $108)	43	—
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $906)	906	906
Total Investments — 100.6% (Cost $64,193)		55,960
Liabilities in Excess of Other Assets — (0.6)%		(352)
NET ASSETS — 100.0%		55,608

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	37

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%
Aerospace & Defense — 0.2%
V2X, Inc. *	61	3,013
Air Freight & Logistics — 0.7%
Hub Group, Inc., Class A *	97	7,807
Radiant Logistics, Inc. *	235	1,577
		9,384
Automobile Components — 0.1%
Dana, Inc.	110	1,870
Banks — 13.9%
Ameris Bancorp	171	5,860
Associated Banc-Corp.	36	577
Axos Financial, Inc. *	128	5,033
Banc of California, Inc.	98	1,134
Bancorp, Inc. (The) *	49	1,610
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	227	6,221
Banner Corp.	87	3,805
Brookline Bancorp, Inc.	241	2,108
Business First Bancshares, Inc.	107	1,612
Byline Bancorp, Inc.	198	3,589
Cadence Bank	14	285
Capital City Bank Group, Inc.	102	3,117
Capstar Financial Holdings, Inc.	45	558
Cathay General Bancorp	23	748
Central Pacific Financial Corp.	76	1,192
Columbia Banking System, Inc.	149	3,014
Community Trust Bancorp, Inc.	24	848
ConnectOne Bancorp, Inc.	401	6,656
Customers Bancorp, Inc. *	192	5,806
CVB Financial Corp.	281	3,733
Eastern Bankshares, Inc.	383	4,704
Enterprise Financial Services Corp.	129	5,035
Equity Bancshares, Inc., Class A	31	698
Financial Institutions, Inc.	34	534
First Bancorp	12	369
First BanCorp (Puerto Rico)	741	9,059
First Bancshares, Inc. (The)	21	543
First Citizens BancShares, Inc., Class A	4	5,707
First Commonwealth Financial Corp.	69	875
First Financial Corp.	71	2,302
First Foundation, Inc.	60	239
First Interstate BancSystem, Inc., Class A	83	1,983
First Merchants Corp.	108	3,036
FNB Corp.	57	653
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Glacier Bancorp, Inc.	26	816
Hancock Whitney Corp.	128	4,919
Heritage Commerce Corp.	195	1,611
Home BancShares, Inc.	73	1,663
HomeTrust Bancshares, Inc.	60	1,250
Independent Bank Corp.	30	1,314
Independent Bank Corp.	27	457
Mercantile Bank Corp.	9	255
Mid Penn Bancorp, Inc.	17	369
Midland States Bancorp, Inc.	28	552
MVB Financial Corp.	12	259
National Bank Holdings Corp., Class A	40	1,163
OceanFirst Financial Corp.	556	8,688
OFG Bancorp (Puerto Rico)	489	12,747
Old National Bancorp	834	11,623
Old Second Bancorp, Inc.	327	4,265
Orrstown Financial Services, Inc.	21	396
Pathward Financial, Inc.	88	4,092
Peapack-Gladstone Financial Corp.	130	3,515
Peoples Bancorp, Inc.	9	228
Pinnacle Financial Partners, Inc.	27	1,532
Popular, Inc. (Puerto Rico)	32	1,956
Preferred Bank	7	372
Premier Financial Corp.	42	672
QCR Holdings, Inc.	86	3,522
Seacoast Banking Corp. of Florida	58	1,280
Sierra Bancorp	25	419
SmartFinancial, Inc.	16	347
South Plains Financial, Inc.	10	226
Southside Bancshares, Inc.	38	996
SouthState Corp.	137	8,993
Towne Bank	77	1,794
TriCo Bancshares	65	2,150
United Community Banks, Inc.	55	1,363
Univest Financial Corp.	34	623
Veritex Holdings, Inc.	193	3,460
Washington Federal, Inc.	120	3,180
Wintrust Financial Corp.	89	6,478
		192,788
Beverages — 0.2%
Primo Water Corp.	218	2,739
Biotechnology — 5.6%
2seventy bio, Inc. *	212	2,145
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Biotechnology — continued
Agios Pharmaceuticals, Inc. *	100	2,823
Akero Therapeutics, Inc. *	59	2,759
Allogene Therapeutics, Inc. * (a)	407	2,022
Allovir, Inc. *	357	1,216
Arcellx, Inc. * (a)	99	3,121
Avidity Biosciences, Inc. *	218	2,415
BioCryst Pharmaceuticals, Inc. * (a)	175	1,235
Biohaven Ltd. *	6	135
Bluebird Bio, Inc. *	479	1,576
Cytokinetics, Inc. *	72	2,349
EQRx, Inc. * (a)	643	1,197
Fate Therapeutics, Inc. *	589	2,802
Generation Bio Co. *	228	1,254
Geron Corp. *	628	2,016
Iovance Biotherapeutics, Inc. *	410	2,887
Kezar Life Sciences, Inc. *	474	1,162
Kymera Therapeutics, Inc. *	217	4,983
Lexicon Pharmaceuticals, Inc. * (a)	1,429	3,272
MacroGenics, Inc. *	532	2,849
Mersana Therapeutics, Inc. *	670	2,206
MoonLake Immunotherapeutics * (a)	144	7,340
Prothena Corp. plc (Ireland) *	81	5,507
Relay Therapeutics, Inc. *	337	4,230
SpringWorks Therapeutics, Inc. *	145	3,809
Syndax Pharmaceuticals, Inc. *	180	3,760
Twist Bioscience Corp. *	222	4,543
Veracyte, Inc. *	81	2,071
		77,684
Building Products — 0.9%
Gibraltar Industries, Inc. *	46	2,869
Resideo Technologies, Inc. *	99	1,751
UFP Industries, Inc.	84	8,182
		12,802
Capital Markets — 1.1%
AssetMark Financial Holdings, Inc. *	47	1,379
Piper Sandler Cos.	15	1,963
Stifel Financial Corp.	11	677
StoneX Group, Inc. *	38	3,187
Victory Capital Holdings, Inc., Class A	189	5,947
Virtus Investment Partners, Inc.	11	2,199
		15,352
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 1.3%
AdvanSix, Inc.	87	3,031
Avient Corp.	54	2,200
Ecovyst, Inc. *	57	648
HB Fuller Co.	30	2,124
Minerals Technologies, Inc.	34	1,986
Sensient Technologies Corp.	61	4,372
Tronox Holdings plc	257	3,268
		17,629
Commercial Services & Supplies — 0.9%
ABM Industries, Inc.	204	8,711
ACCO Brands Corp.	112	583
Heritage-Crystal Clean, Inc. *	85	3,213
		12,507
Communications Equipment — 0.3%
Aviat Networks, Inc. *	35	1,152
NETGEAR, Inc. *	227	3,216
		4,368
Construction & Engineering — 1.7%
API Group Corp. *	164	4,469
Argan, Inc.	75	2,961
Comfort Systems USA, Inc.	27	4,407
MasTec, Inc. *	18	2,146
MYR Group, Inc. *	47	6,519
Primoris Services Corp.	86	2,600
		23,102
Construction Materials — 0.1%
Summit Materials, Inc., Class A *	43	1,642
Consumer Finance — 2.4%
Encore Capital Group, Inc. *	102	4,941
Enova International, Inc. *	236	12,539
FirstCash Holdings, Inc.	49	4,521
LendingClub Corp. *	107	1,044
Navient Corp.	95	1,765
Nelnet, Inc., Class A	24	2,311
PROG Holdings, Inc. *	196	6,306
		33,427
Consumer Staples Distribution & Retail — 0.9%
Andersons, Inc. (The)	87	3,995
BJ's Wholesale Club Holdings, Inc. *	33	2,079
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	39

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Consumer Staples Distribution & Retail — continued
Sprouts Farmers Market, Inc. *	124	4,564
United Natural Foods, Inc. *	104	2,034
		12,672
Containers & Packaging — 0.3%
Greif, Inc., Class A	38	2,618
Myers Industries, Inc.	17	338
O-I Glass, Inc. *	73	1,552
		4,508
Diversified Consumer Services — 0.5%
Carriage Services, Inc.	59	1,899
Laureate Education, Inc., Class A	260	3,144
Stride, Inc. *	61	2,277
		7,320
Diversified REITs — 0.8%
Alexander & Baldwin, Inc.	49	917
American Assets Trust, Inc.	38	718
Armada Hoffler Properties, Inc.	79	926
Broadstone Net Lease, Inc.	369	5,701
Essential Properties Realty Trust, Inc.	119	2,797
		11,059
Diversified Telecommunication Services — 0.7%
ATN International, Inc.	16	581
EchoStar Corp., Class A *	239	4,151
Liberty Latin America Ltd., Class A (Puerto Rico) *	94	822
Liberty Latin America Ltd., Class C (Puerto Rico) * (a)	565	4,869
		10,423
Electric Utilities — 1.4%
IDACORP, Inc.	54	5,492
MGE Energy, Inc.	63	5,022
Portland General Electric Co.	178	8,312
		18,826
Electrical Equipment — 1.2%
Encore Wire Corp.	75	13,874
Powell Industries, Inc.	39	2,370
		16,244
Electronic Equipment, Instruments & Components — 1.9%
Belden, Inc.	18	1,706
Benchmark Electronics, Inc.	145	3,751
Knowles Corp. *	690	12,460
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
OSI Systems, Inc. *	50	5,850
ScanSource, Inc. *	95	2,821
		26,588
Energy Equipment & Services — 1.8%
ChampionX Corp.	96	2,989
Expro Group Holdings NV *	87	1,551
Helmerich & Payne, Inc.	85	3,019
Liberty Energy, Inc.	328	4,383
NexTier Oilfield Solutions, Inc. *	349	3,125
Noble Corp. plc *	82	3,369
Oil States International, Inc. *	257	1,916
Patterson-UTI Energy, Inc.	86	1,034
Select Water Solutions, Inc.	374	3,026
		24,412
Financial Services — 4.5%
Essent Group Ltd.	263	12,291
Jackson Financial, Inc., Class A	160	4,908
Merchants Bancorp	208	5,333
Mr. Cooper Group, Inc. *	163	8,269
NMI Holdings, Inc., Class A *	192	4,949
PennyMac Financial Services, Inc.	53	3,701
Radian Group, Inc.	302	7,626
Repay Holdings Corp. *	964	7,553
StoneCo Ltd., Class A (Brazil) * (a)	568	7,242
Waterstone Financial, Inc.	23	328
		62,200
Food Products — 1.1%
Darling Ingredients, Inc. *	62	3,953
Hostess Brands, Inc. *	258	6,548
John B Sanfilippo & Son, Inc.	36	4,187
		14,688
Gas Utilities — 1.4%
Chesapeake Utilities Corp.	28	3,291
New Jersey Resources Corp.	64	3,051
Northwest Natural Holding Co.	81	3,484
ONE Gas, Inc.	60	4,626
Southwest Gas Holdings, Inc.	5	306
Spire, Inc.	68	4,302
		19,060
Ground Transportation — 0.6%
ArcBest Corp.	84	8,309
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 1.7%
Alphatec Holdings, Inc. *	374	6,720
Inari Medical, Inc. *	78	4,541
RxSight, Inc. *	256	7,390
Sight Sciences, Inc. *	546	4,520
		23,171
Health Care Providers & Services — 1.1%
AdaptHealth Corp. *	298	3,633
Fulgent Genetics, Inc. * (a)	67	2,490
ModivCare, Inc. *	53	2,378
NeoGenomics, Inc. *	263	4,219
Surgery Partners, Inc. *	51	2,295
		15,015
Health Care REITs — 1.0%
CareTrust REIT, Inc.	241	4,783
Community Healthcare Trust, Inc.	46	1,505
Global Medical REIT, Inc.	59	542
Physicians Realty Trust	462	6,463
Sabra Health Care REIT, Inc.	37	433
		13,726
Health Care Technology — 1.1%
Evolent Health, Inc., Class A *	182	5,523
Health Catalyst, Inc. *	473	5,913
Phreesia, Inc. *	85	2,637
Veradigm, Inc. *	112	1,405
		15,478
Hotel & Resort REITs — 1.8%
Apple Hospitality REIT, Inc.	536	8,095
DiamondRock Hospitality Co.	396	3,173
RLJ Lodging Trust	421	4,330
Ryman Hospitality Properties, Inc.	84	7,816
Xenia Hotels & Resorts, Inc.	125	1,535
		24,949
Hotels, Restaurants & Leisure — 2.6%
Bloomin' Brands, Inc.	124	3,341
Bluegreen Vacations Holding Corp. (a)	129	4,594
Dine Brands Global, Inc.	60	3,466
Full House Resorts, Inc. *	258	1,728
International Game Technology plc	83	2,653
Light & Wonder, Inc. *	116	7,956
Marriott Vacations Worldwide Corp.	21	2,640
INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
Papa John's International, Inc.	48	3,524
SeaWorld Entertainment, Inc. *	116	6,525
		36,427
Household Durables — 3.5%
GoPro, Inc., Class A *	856	3,544
M/I Homes, Inc. *	135	11,762
Meritage Homes Corp.	104	14,759
Taylor Morrison Home Corp. *	234	11,410
Tri Pointe Homes, Inc. *	209	6,871
		48,346
Household Products — 0.6%
Central Garden & Pet Co., Class A *	235	8,561
Independent Power and Renewable Electricity Producers — 0.5%
Clearway Energy, Inc.	126	3,388
Clearway Energy, Inc., Class C	125	3,570
		6,958
Industrial REITs — 1.4%
First Industrial Realty Trust, Inc.	29	1,537
Innovative Industrial Properties, Inc. (a)	22	1,577
LXP Industrial Trust	324	3,156
Plymouth Industrial REIT, Inc.	78	1,792
STAG Industrial, Inc.	195	7,013
Terreno Realty Corp.	79	4,729
		19,804
Insurance — 1.3%
American Equity Investment Life Holding Co.	99	5,157
CNO Financial Group, Inc.	64	1,508
Employers Holdings, Inc.	68	2,528
James River Group Holdings Ltd.	98	1,788
RLI Corp.	31	4,292
Selective Insurance Group, Inc.	13	1,254
Skyward Specialty Insurance Group, Inc. *	44	1,125
		17,652
Interactive Media & Services — 0.2%
Cars.com, Inc. *	63	1,247
QuinStreet, Inc. *	139	1,229
		2,476
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	41

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 0.5%
Information Services Group, Inc.	804	4,309
Unisys Corp. *	704	2,803
		7,112
Leisure Products — 0.5%
Topgolf Callaway Brands Corp. *	338	6,712
Life Sciences Tools & Services — 0.3%
Pacific Biosciences of California, Inc. *	266	3,540
Machinery — 1.7%
3D Systems Corp. *	230	2,282
AGCO Corp.	46	6,112
Albany International Corp., Class A	9	812
EnPro Industries, Inc.	12	1,573
Luxfer Holdings plc (United Kingdom)	27	392
Mueller Industries, Inc.	102	8,882
Terex Corp.	60	3,598
		23,651
Marine Transportation — 0.4%
Matson, Inc.	70	5,479
Safe Bulkers, Inc. (Greece)	201	654
		6,133
Media — 1.0%
AMC Networks, Inc., Class A *	121	1,452
Entravision Communications Corp., Class A	543	2,382
Gray Television, Inc.	434	3,423
John Wiley & Sons, Inc., Class A	19	648
Magnite, Inc. *	262	3,571
Thryv Holdings, Inc. *	89	2,193
		13,669
Metals & Mining — 2.2%
Alpha Metallurgical Resources, Inc.	26	4,208
Arconic Corp. *	155	4,577
Commercial Metals Co.	211	11,091
Constellium SE *	147	2,533
Hecla Mining Co.	204	1,051
Olympic Steel, Inc.	13	638
Ryerson Holding Corp.	75	3,275
Schnitzer Steel Industries, Inc., Class A	61	1,840
SunCoke Energy, Inc.	122	960
Warrior Met Coal, Inc.	18	706
		30,879
INVESTMENTS	SHARES (000)	VALUE ($000)

Mortgage Real Estate Investment Trusts (REITs) — 2.0%
Ares Commercial Real Estate Corp. (a)	55	558
Blackstone Mortgage Trust, Inc., Class A (a)	130	2,700
Dynex Capital, Inc. (a)	228	2,870
Ellington Financial, Inc. (a)	66	915
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	27	668
KKR Real Estate Finance Trust, Inc.	115	1,402
Ladder Capital Corp.	398	4,320
MFA Financial, Inc.	823	9,253
PennyMac Mortgage Investment Trust	312	4,200
Ready Capital Corp. (a)	80	906
		27,792
Multi-Utilities — 0.8%
Avista Corp.	31	1,211
Black Hills Corp.	9	530
NorthWestern Corp.	68	3,850
Unitil Corp.	106	5,411
		11,002
Office REITs — 0.9%
Brandywine Realty Trust	472	2,195
Corporate Office Properties Trust	266	6,323
Equity Commonwealth	88	1,786
Piedmont Office Realty Trust, Inc., Class A	326	2,369
		12,673
Oil, Gas & Consumable Fuels — 5.5%
Arch Resources, Inc. (a)	20	2,297
Berry Corp.	30	206
California Resources Corp.	142	6,422
Chord Energy Corp.	52	7,915
Civitas Resources, Inc.	41	2,823
CNX Resources Corp. *	187	3,308
CVR Energy, Inc.	65	1,955
Delek US Holdings, Inc.	16	383
Dorian LPG Ltd.	170	4,354
Green Plains, Inc. *	80	2,564
Gulfport Energy Corp. *	35	3,709
International Seaways, Inc.	92	3,530
Matador Resources Co.	94	4,918
Murphy Oil Corp.	199	7,639
Ovintiv, Inc. (a)	147	5,606
Par Pacific Holdings, Inc. *	33	886
PBF Energy, Inc., Class A	67	2,734
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Peabody Energy Corp.	135	2,920
REX American Resources Corp. *	19	678
SM Energy Co.	207	6,543
Teekay Tankers Ltd., Class A (Canada)	63	2,420
World Kinect Corp.	105	2,167
		75,977
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	12	891
Passenger Airlines — 0.8%
Hawaiian Holdings, Inc. *	339	3,645
SkyWest, Inc. *	175	7,135
		10,780
Personal Care Products — 0.6%
BellRing Brands, Inc. *	30	1,094
Edgewell Personal Care Co.	103	4,262
Herbalife Ltd. * (a)	258	3,411
		8,767
Pharmaceuticals — 0.4%
ANI Pharmaceuticals, Inc. *	32	1,740
Intra-Cellular Therapies, Inc. *	53	3,354
NGM Biopharmaceuticals, Inc. *	192	497
		5,591
Professional Services — 0.3%
Heidrick & Struggles International, Inc.	73	1,922
KBR, Inc. (a)	33	2,173
		4,095
Real Estate Management & Development — 0.6%
Forestar Group, Inc. *	345	7,789
Residential REITs — 0.2%
Independence Realty Trust, Inc.	97	1,772
UMH Properties, Inc.	100	1,589
		3,361
Retail REITs — 3.0%
Acadia Realty Trust	61	880
Agree Realty Corp.	203	13,274
Getty Realty Corp.	14	468
Kite Realty Group Trust	348	7,784
Macerich Co. (The)	127	1,426
NETSTREIT Corp.	34	607
Phillips Edison & Co., Inc.	54	1,840
INVESTMENTS	SHARES (000)	VALUE ($000)

Retail REITs — continued
Retail Opportunity Investments Corp.	586	7,917
RPT Realty	219	2,290
SITE Centers Corp.	315	4,163
Urstadt Biddle Properties, Inc., Class A	30	629
		41,278
Semiconductors & Semiconductor Equipment — 2.1%
ACM Research, Inc., Class A *	367	4,798
Cohu, Inc. *	123	5,117
Photronics, Inc. *	316	8,144
Synaptics, Inc. *	95	8,111
Veeco Instruments, Inc. *	106	2,719
		28,889
Software — 2.5%
Adeia, Inc.	291	3,203
C3.ai, Inc., Class A * (a)	24	890
E2open Parent Holdings, Inc. *	720	4,031
eGain Corp. *	258	1,936
LiveRamp Holdings, Inc. *	357	10,208
Marathon Digital Holdings, Inc. * (a)	84	1,160
ON24, Inc.	325	2,639
Riot Platforms, Inc. * (a)	250	2,951
Verint Systems, Inc. *	116	4,060
Xperi, Inc. *	230	3,025
		34,103
Specialized REITs — 0.4%
PotlatchDeltic Corp.	119	6,278
Specialty Retail — 2.1%
Academy Sports & Outdoors, Inc.	60	3,227
Asbury Automotive Group, Inc. *	27	6,413
Group 1 Automotive, Inc.	32	8,096
ODP Corp. (The) *	101	4,739
Sally Beauty Holdings, Inc. *	228	2,819
Signet Jewelers Ltd.	54	3,542
		28,836
Technology Hardware, Storage & Peripherals — 0.3%
Avid Technology, Inc. *	181	4,626
Textiles, Apparel & Luxury Goods — 0.2%
G-III Apparel Group Ltd. *	164	3,168
Trading Companies & Distributors — 5.0%
Beacon Roofing Supply, Inc. *	183	15,203
BlueLinx Holdings, Inc. *	40	3,800
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	43

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — continued
Boise Cascade Co.	57	5,138
GATX Corp. (a)	13	1,622
GMS, Inc. *	70	4,847
MRC Global, Inc. *	374	3,767
NOW, Inc. *	665	6,891
Rush Enterprises, Inc., Class A	272	16,537
Titan Machinery, Inc. *	52	1,526
Veritiv Corp.	9	1,107
WESCO International, Inc.	52	9,263
		69,701
Water Utilities — 0.3%
American States Water Co.	43	3,761
Wireless Telecommunication Services — 0.2%
Gogo, Inc. *	204	3,471
Total Common Stocks (Cost $1,259,535)		1,361,704
Short-Term Investments — 4.5%
Investment Companies — 2.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $28,798)	28,796	28,802
Investment of Cash Collateral from Securities Loaned — 2.4%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	28,583	28,586
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	5,498	5,498
Total Investment of Cash Collateral from Securities Loaned (Cost $34,084)		34,084
Total Short-Term Investments (Cost $62,882)		62,886
Total Investments — 102.7% (Cost $1,322,417)		1,424,590
Liabilities in Excess of Other Assets — (2.7)%		(38,058)
NET ASSETS — 100.0%		1,386,532

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $33,531.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	229	09/15/2023	USD	21,792	374

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Aerospace & Defense — 0.7%
Howmet Aerospace, Inc.	45	2,236
Automobile Components — 0.8%
LCI Industries	21	2,603
Banks — 3.9%
Commerce Bancshares, Inc.	52	2,536
Cullen/Frost Bankers, Inc. (a)	30	3,183
First Interstate BancSystem, Inc., Class A	82	1,942
ServisFirst Bancshares, Inc.	47	1,942
Wintrust Financial Corp.	47	3,423
		13,026
Building Products — 4.5%
Fortune Brands Innovations, Inc.	62	4,482
Hayward Holdings, Inc. *	276	3,553
Lennox International, Inc.	11	3,486
Simpson Manufacturing Co., Inc.	27	3,730
		15,251
Capital Markets — 7.6%
Cboe Global Markets, Inc.	31	4,257
Evercore, Inc., Class A	30	3,775
FactSet Research Systems, Inc.	10	3,981
LPL Financial Holdings, Inc.	22	4,808
Moelis & Co., Class A	50	2,254
Morningstar, Inc.	17	3,259
StepStone Group, Inc., Class A	133	3,301
		25,635
Chemicals — 1.6%
Axalta Coating Systems Ltd. *	121	3,954
Perimeter Solutions SA *	246	1,515
		5,469
Commercial Services & Supplies — 6.0%
Driven Brands Holdings, Inc. *	145	3,937
MSA Safety, Inc.	31	5,331
RB Global, Inc. (Canada)	49	2,950
Stericycle, Inc. *	74	3,428
Waste Connections, Inc.	33	4,647
		20,293
Construction & Engineering — 1.6%
WillScot Mobile Mini Holdings Corp. *	115	5,500
Consumer Staples Distribution & Retail — 3.6%
BJ's Wholesale Club Holdings, Inc. *	64	4,003
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Staples Distribution & Retail — continued
Casey's General Stores, Inc.	14	3,506
Performance Food Group Co. *	74	4,488
		11,997
Containers & Packaging — 2.2%
AptarGroup, Inc.	32	3,757
Crown Holdings, Inc.	42	3,621
		7,378
Distributors — 2.7%
LKQ Corp.	64	3,728
Pool Corp.	14	5,361
		9,089
Diversified Consumer Services — 1.3%
Bright Horizons Family Solutions, Inc. *	46	4,253
Electrical Equipment — 0.9%
Generac Holdings, Inc. *	20	3,039
Electronic Equipment, Instruments & Components — 1.1%
Cognex Corp.	66	3,675
Financial Services — 2.8%
Jack Henry & Associates, Inc.	26	4,420
WEX, Inc. *	27	4,869
		9,289
Food Products — 1.2%
Lamb Weston Holdings, Inc.	34	3,878
Gas Utilities — 1.2%
Atmos Energy Corp.	33	3,892
Ground Transportation — 2.3%
Knight-Swift Transportation Holdings, Inc.	63	3,496
Landstar System, Inc.	18	3,499
Lyft, Inc., Class A *	89	853
		7,848
Health Care Equipment & Supplies — 3.8%
Envista Holdings Corp. *	66	2,234
ICU Medical, Inc. *	17	3,038
QuidelOrtho Corp. *	31	2,582
STERIS plc	23	5,020
		12,874
Health Care Providers & Services — 5.0%
Chemed Corp.	7	3,666
Encompass Health Corp.	72	4,883
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	45

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
HealthEquity, Inc. *	62	3,937
Molina Healthcare, Inc. *	15	4,389
		16,875
Health Care Technology — 1.0%
Certara, Inc. * (a)	105	1,903
Definitive Healthcare Corp. * (a)	144	1,589
		3,492
Hotel & Resort REITs — 0.8%
Ryman Hospitality Properties, Inc.	28	2,594
Hotels, Restaurants & Leisure — 3.3%
Planet Fitness, Inc., Class A *	54	3,627
Vail Resorts, Inc.	17	4,247
Wendy's Co. (The)	155	3,383
		11,257
Household Products — 0.8%
Reynolds Consumer Products, Inc.	91	2,575
Industrial REITs — 1.2%
EastGroup Properties, Inc.	24	4,139
Insurance — 2.4%
Brown & Brown, Inc.	26	1,768
Kinsale Capital Group, Inc.	8	2,850
RLI Corp.	24	3,346
		7,964
Leisure Products — 1.2%
Brunswick Corp.	47	4,035
Life Sciences Tools & Services — 1.3%
West Pharmaceutical Services, Inc.	11	4,296
Machinery — 7.0%
Douglas Dynamics, Inc.	65	1,943
Hillman Solutions Corp. *	328	2,953
IDEX Corp.	11	2,296
Lincoln Electric Holdings, Inc.	23	4,506
Nordson Corp.	16	3,974
RBC Bearings, Inc. *	18	4,006
Toro Co. (The)	39	3,988
		23,666
Oil, Gas & Consumable Fuels — 0.7%
DT Midstream, Inc.	48	2,359
INVESTMENTS	SHARES (000)	VALUE ($000)

Passenger Airlines — 0.8%
Alaska Air Group, Inc. *	48	2,544
Pharmaceuticals — 0.7%
Catalent, Inc. *	56	2,438
Professional Services — 4.4%
Broadridge Financial Solutions, Inc.	18	3,043
First Advantage Corp. *	207	3,183
SS&C Technologies Holdings, Inc.	59	3,591
TransUnion	63	4,955
		14,772
Real Estate Management & Development — 0.6%
Cushman & Wakefield plc *	267	2,180
Residential REITs — 1.1%
Mid-America Apartment Communities, Inc.	25	3,745
Retail REITs — 0.8%
NNN REIT, Inc.	67	2,858
Semiconductors & Semiconductor Equipment — 4.3%
Allegro MicroSystems, Inc. (Japan) *	65	2,942
Entegris, Inc.	37	4,073
Power Integrations, Inc.	48	4,552
Teradyne, Inc.	26	2,954
		14,521
Software — 6.5%
Black Knight, Inc. *	65	3,854
Clearwater Analytics Holdings, Inc., Class A *	181	2,877
Envestnet, Inc. *	39	2,318
Guidewire Software, Inc. *	37	2,829
Manhattan Associates, Inc. *	18	3,524
nCino, Inc. * (a)	83	2,505
Q2 Holdings, Inc. *	12	365
Tyler Technologies, Inc. *	8	3,532
		21,804
Specialized REITs — 1.9%
CubeSmart	78	3,510
Outfront Media, Inc.	184	2,889
		6,399
Specialty Retail — 0.7%
Burlington Stores, Inc. *	16	2,497
Textiles, Apparel & Luxury Goods — 0.5%
Carter's, Inc.	25	1,821
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — 0.4%
Core & Main, Inc., Class A *	48	1,505
Total Common Stocks (Cost $288,938)		327,561
Short-Term Investments — 3.5%
Investment Companies — 2.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $8,885)	8,883	8,885
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c) (Cost $3,028)	3,028	3,028
Total Short-Term Investments (Cost $11,913)		11,913
Total Investments — 100.7% (Cost $300,851)		339,474
Liabilities in Excess of Other Assets — (0.7)%		(2,333)
NET ASSETS — 100.0%		337,141

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $2,863.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	47

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%
Aerospace & Defense — 0.3%
V2X, Inc. *	62	3,073
Air Freight & Logistics — 0.7%
Forward Air Corp.	8	911
Hub Group, Inc., Class A *	55	4,400
Radiant Logistics, Inc. *	135	906
		6,217
Automobile Components — 0.8%
American Axle & Manufacturing Holdings, Inc. *	415	3,428
Lear Corp.	7	1,009
Visteon Corp. *	12	1,742
XPEL, Inc. * (a)	17	1,472
		7,651
Banks — 7.6%
Ameris Bancorp	61	2,087
Axos Financial, Inc. *	51	2,005
Banc of California, Inc.	19	224
Bancorp, Inc. (The) *	33	1,073
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	102	2,786
Banner Corp.	37	1,613
Business First Bancshares, Inc.	44	657
Byline Bancorp, Inc.	61	1,107
Capital City Bank Group, Inc.	36	1,100
Central Pacific Financial Corp.	21	322
Coastal Financial Corp. *	13	503
Columbia Banking System, Inc.	79	1,610
ConnectOne Bancorp, Inc.	221	3,660
Customers Bancorp, Inc. *	101	3,059
CVB Financial Corp.	115	1,532
Dime Community Bancshares, Inc.	15	255
Eastern Bankshares, Inc.	150	1,836
Enterprise Financial Services Corp.	53	2,065
Equity Bancshares, Inc., Class A	13	301
Financial Institutions, Inc.	5	84
First Bancorp	3	83
First BanCorp (Puerto Rico)	324	3,963
First Bancshares, Inc. (The)	6	149
First Citizens BancShares, Inc., Class A	1	1,538
First Commonwealth Financial Corp.	39	488
First Financial Corp.	13	435
First Foundation, Inc.	15	60
First Interstate BancSystem, Inc., Class A	20	468
First Merchants Corp.	55	1,555
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
First Mid Bancshares, Inc.	17	418
FNB Corp.	29	329
Glacier Bancorp, Inc.	21	650
Heritage Commerce Corp.	78	647
HomeTrust Bancshares, Inc.	18	364
Mercantile Bank Corp.	5	139
Mid Penn Bancorp, Inc.	5	113
MidWestOne Financial Group, Inc.	8	173
MVB Financial Corp.	2	49
OceanFirst Financial Corp.	280	4,380
OFG Bancorp (Puerto Rico)	121	3,160
Old National Bancorp	164	2,291
Old Second Bancorp, Inc.	97	1,264
Pathward Financial, Inc.	29	1,360
Peapack-Gladstone Financial Corp.	29	784
Peoples Bancorp, Inc.	8	218
Pinnacle Financial Partners, Inc.	18	1,003
Popular, Inc. (Puerto Rico)	57	3,465
Premier Financial Corp.	4	58
QCR Holdings, Inc.	28	1,154
Seacoast Banking Corp. of Florida	25	554
South Plains Financial, Inc.	3	64
Southside Bancshares, Inc.	12	320
SouthState Corp.	46	2,995
Towne Bank	23	542
TriCo Bancshares	37	1,226
United Community Banks, Inc.	23	584
Univest Financial Corp.	9	167
Veritex Holdings, Inc.	64	1,142
Washington Federal, Inc.	51	1,346
Wintrust Financial Corp.	47	3,379
		70,956
Beverages — 0.4%
Coca-Cola Consolidated, Inc.	2	1,414
Primo Water Corp.	169	2,120
		3,534
Biotechnology — 7.8%
2seventy bio, Inc. *	119	1,204
ACADIA Pharmaceuticals, Inc. *	40	968
ACELYRIN, Inc. * (b)	190	3,979
Alector, Inc. *	15	92
Alkermes plc *	49	1,535
Allogene Therapeutics, Inc. *	200	996
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Biotechnology — continued
Amicus Therapeutics, Inc. *	364	4,568
Arrowhead Pharmaceuticals, Inc. *	38	1,364
Atara Biotherapeutics, Inc. *	236	381
Beam Therapeutics, Inc. * (b)	23	727
Biohaven Ltd. *	6	130
Bluebird Bio, Inc. * (b)	12	41
Blueprint Medicines Corp. *	20	1,287
Bridgebio Pharma, Inc. * (b)	21	367
Catalyst Pharmaceuticals, Inc. *	92	1,234
Chinook Therapeutics, Inc. *	5	183
Coherus Biosciences, Inc. * (b)	53	225
Decibel Therapeutics, Inc. *	2	6
Enanta Pharmaceuticals, Inc. *	43	916
Fate Therapeutics, Inc. *	350	1,666
Immunovant, Inc. *	143	2,716
Inhibrx, Inc. *	127	3,304
Insmed, Inc. *	28	593
Intellia Therapeutics, Inc. *	39	1,581
Kura Oncology, Inc. *	159	1,681
Kymera Therapeutics, Inc. *	59	1,354
Madrigal Pharmaceuticals, Inc. *	15	3,354
MeiraGTx Holdings plc *	2	12
Natera, Inc. *	21	1,036
OmniAb Operations, Inc. ‡ *	7	—
PMV Pharmaceuticals, Inc. *	119	747
Point Biopharma Global, Inc. * (b)	230	2,083
Protagonist Therapeutics, Inc. *	63	1,741
Prothena Corp. plc (Ireland) *	44	3,004
PTC Therapeutics, Inc. *	37	1,514
Relay Therapeutics, Inc. *	140	1,763
Replimune Group, Inc. *	98	2,270
REVOLUTION Medicines, Inc. *	133	3,564
Sage Therapeutics, Inc. *	47	2,219
Sana Biotechnology, Inc. * (b)	1	6
SpringWorks Therapeutics, Inc. * (b)	89	2,330
Sutro Biopharma, Inc. *	11	49
Syndax Pharmaceuticals, Inc. *	115	2,399
Travere Therapeutics, Inc. *	131	2,010
Twist Bioscience Corp. *	44	894
Tyra Biosciences, Inc. * (b)	164	2,785
Vericel Corp. *	32	1,194
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Xencor, Inc. *	173	4,325
Y-mAbs Therapeutics, Inc. * (b)	3	20
		72,417
Building Products — 1.0%
Apogee Enterprises, Inc.	18	859
Gibraltar Industries, Inc. *	19	1,150
JELD-WEN Holding, Inc. *	34	597
Resideo Technologies, Inc. *	44	780
UFP Industries, Inc.	61	5,923
		9,309
Capital Markets — 2.0%
AssetMark Financial Holdings, Inc. *	23	668
Avantax, Inc. *	60	1,340
Donnelley Financial Solutions, Inc. *	96	4,370
Federated Hermes, Inc.	43	1,528
Focus Financial Partners, Inc., Class A *	30	1,578
Piper Sandler Cos.	14	1,847
PJT Partners, Inc., Class A	21	1,493
Stifel Financial Corp.	6	376
StoneX Group, Inc. *	15	1,217
Victory Capital Holdings, Inc., Class A	112	3,529
Virtus Investment Partners, Inc.	2	429
		18,375
Chemicals — 1.8%
AdvanSix, Inc.	28	987
Avient Corp.	44	1,795
Cabot Corp.	42	2,800
Ecovyst, Inc. *	25	290
HB Fuller Co.	29	2,078
Ingevity Corp. *	28	1,654
Livent Corp. * (b)	28	761
Minerals Technologies, Inc.	11	607
Orion SA (Germany)	210	4,466
Tronox Holdings plc	97	1,231
		16,669
Commercial Services & Supplies — 1.9%
ABM Industries, Inc.	153	6,526
Brink's Co. (The)	29	1,971
Heritage-Crystal Clean, Inc. *	51	1,914
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	49

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — continued
MillerKnoll, Inc.	183	2,705
Tetra Tech, Inc.	29	4,756
		17,872
Communications Equipment — 0.6%
Aviat Networks, Inc. *	38	1,267
Calix, Inc. *	68	3,382
Extreme Networks, Inc. *	43	1,120
		5,769
Construction & Engineering — 3.4%
API Group Corp. *	184	5,022
Argan, Inc.	57	2,264
Comfort Systems USA, Inc.	42	6,976
IES Holdings, Inc. *	15	874
MasTec, Inc. *	40	4,676
MYR Group, Inc. *	51	7,032
Primoris Services Corp.	64	1,935
Sterling Infrastructure, Inc. *	58	3,232
		32,011
Construction Materials — 0.0% ^
Summit Materials, Inc., Class A *	12	466
Consumer Finance — 1.1%
Enova International, Inc. *	95	5,050
FirstCash Holdings, Inc.	28	2,567
PROG Holdings, Inc. *	69	2,225
		9,842
Consumer Staples Distribution & Retail — 1.4%
Andersons, Inc. (The)	37	1,714
BJ's Wholesale Club Holdings, Inc. *	71	4,491
SpartanNash Co.	48	1,082
Sprouts Farmers Market, Inc. *	76	2,774
United Natural Foods, Inc. *	163	3,193
		13,254
Containers & Packaging — 0.3%
Greif, Inc., Class A	12	784
O-I Glass, Inc. *	84	1,795
		2,579
Diversified Consumer Services — 0.2%
Duolingo, Inc. *	12	1,711
Diversified REITs — 0.2%
Armada Hoffler Properties, Inc.	21	240
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified REITs — continued
Broadstone Net Lease, Inc.	65	1,009
Essential Properties Realty Trust, Inc.	33	781
		2,030
Diversified Telecommunication Services — 0.8%
EchoStar Corp., Class A *	98	1,692
Iridium Communications, Inc.	18	1,147
Liberty Latin America Ltd., Class C (Puerto Rico) * (b)	336	2,901
Ooma, Inc. * (b)	144	2,150
		7,890
Electric Utilities — 0.9%
IDACORP, Inc.	21	2,120
MGE Energy, Inc.	37	2,936
Portland General Electric Co.	73	3,431
		8,487
Electrical Equipment — 1.8%
Allied Motion Technologies, Inc.	43	1,706
Atkore, Inc. *	53	8,199
Bloom Energy Corp., Class A * (b)	40	661
Encore Wire Corp.	26	4,871
NEXTracker, Inc., Class A * (b)	29	1,165
		16,602
Electronic Equipment, Instruments & Components — 1.6%
Belden, Inc.	29	2,767
Benchmark Electronics, Inc.	65	1,687
Fabrinet (Thailand) *	31	4,110
Insight Enterprises, Inc. *	2	272
OSI Systems, Inc. *	43	5,051
ScanSource, Inc. *	30	877
		14,764
Energy Equipment & Services — 1.8%
ChampionX Corp.	110	3,412
Expro Group Holdings NV *	17	302
Helmerich & Payne, Inc.	10	355
Liberty Energy, Inc.	250	3,344
NexTier Oilfield Solutions, Inc. *	259	2,317
Noble Corp. plc *	23	953
Oceaneering International, Inc. *	46	851
Oil States International, Inc. *	91	683
Patterson-UTI Energy, Inc.	120	1,437
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Energy Equipment & Services — continued
Select Water Solutions, Inc.	113	913
Weatherford International plc *	41	2,738
		17,305
Entertainment — 0.1%
Lions Gate Entertainment Corp., Class A *	125	1,102
Financial Services — 3.4%
Essent Group Ltd.	85	3,995
EVERTEC, Inc. (Puerto Rico)	86	3,170
Flywire Corp. *	93	2,868
International Money Express, Inc. *	237	5,821
Jackson Financial, Inc., Class A	80	2,447
Merchants Bancorp	60	1,537
Mr. Cooper Group, Inc. *	64	3,242
NMI Holdings, Inc., Class A *	65	1,687
PennyMac Financial Services, Inc.	16	1,134
Radian Group, Inc.	128	3,225
Remitly Global, Inc. *	36	668
Repay Holdings Corp. *	283	2,217
		32,011
Food Products — 0.9%
Darling Ingredients, Inc. *	27	1,715
Hostess Brands, Inc. *	130	3,303
John B Sanfilippo & Son, Inc.	22	2,623
Vital Farms, Inc. *	46	547
		8,188
Gas Utilities — 0.8%
Chesapeake Utilities Corp.	17	1,996
New Jersey Resources Corp.	37	1,734
Northwest Natural Holding Co.	28	1,207
ONE Gas, Inc.	29	2,276
		7,213
Ground Transportation — 0.5%
ArcBest Corp.	51	4,998
Health Care Equipment & Supplies — 3.7%
Alphatec Holdings, Inc. *	100	1,789
AngioDynamics, Inc. *	149	1,552
AtriCure, Inc. *	98	4,814
Axonics, Inc. *	17	873
Inari Medical, Inc. *	27	1,589
Inmode Ltd. * (b)	52	1,925
Inspire Medical Systems, Inc. *	28	9,171
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Lantheus Holdings, Inc. *	19	1,610
Merit Medical Systems, Inc. *	42	3,550
Omnicell, Inc. *	23	1,723
Shockwave Medical, Inc. *	10	2,962
SI-BONE, Inc. *	63	1,703
Treace Medical Concepts, Inc. *	51	1,290
		34,551
Health Care Providers & Services — 2.7%
AMN Healthcare Services, Inc. *	15	1,617
Cross Country Healthcare, Inc. *	58	1,622
Fulgent Genetics, Inc. *	31	1,166
HealthEquity, Inc. *	69	4,345
National HealthCare Corp.	43	2,633
OPKO Health, Inc. * (b)	479	1,041
Option Care Health, Inc. *	125	4,052
Progyny, Inc. *	141	5,567
Surgery Partners, Inc. *	24	1,067
Tenet Healthcare Corp. *	22	1,756
		24,866
Health Care REITs — 0.6%
CareTrust REIT, Inc.	100	1,990
Community Healthcare Trust, Inc.	21	680
Global Medical REIT, Inc.	20	181
Physicians Realty Trust	191	2,679
		5,530
Health Care Technology — 0.7%
Health Catalyst, Inc. *	360	4,501
OptimizeRx Corp. *	48	686
Veradigm, Inc. *	132	1,667
		6,854
Hotel & Resort REITs — 1.1%
Apple Hospitality REIT, Inc.	219	3,313
DiamondRock Hospitality Co.	129	1,029
RLJ Lodging Trust	199	2,042
Ryman Hospitality Properties, Inc.	44	4,078
Xenia Hotels & Resorts, Inc.	11	136
		10,598
Hotels, Restaurants & Leisure — 3.1%
Bloomin' Brands, Inc.	104	2,787
Bluegreen Vacations Holding Corp.	96	3,434
Boyd Gaming Corp.	49	3,375
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	51

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Cava Group, Inc. *	78	3,192
Dine Brands Global, Inc.	16	962
Everi Holdings, Inc. *	125	1,807
Hilton Grand Vacations, Inc. *	53	2,408
Marriott Vacations Worldwide Corp.	23	2,783
SeaWorld Entertainment, Inc. *	106	5,933
Wingstop, Inc.	10	2,112
		28,793
Household Durables — 2.9%
Landsea Homes Corp. *	178	1,663
LGI Homes, Inc. *	14	1,893
Meritage Homes Corp.	30	4,228
Skyline Champion Corp. *	15	1,009
Sonos, Inc. *	464	7,582
Taylor Morrison Home Corp. *	163	7,967
Tri Pointe Homes, Inc. *	87	2,842
		27,184
Household Products — 0.4%
Central Garden & Pet Co., Class A *	109	3,969
Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy, Inc.	23	627
Clearway Energy, Inc., Class C	88	2,498
		3,125
Industrial REITs — 0.8%
First Industrial Realty Trust, Inc.	16	838
Innovative Industrial Properties, Inc.	9	688
LXP Industrial Trust	102	993
Plymouth Industrial REIT, Inc.	37	839
STAG Industrial, Inc.	64	2,293
Terreno Realty Corp.	24	1,451
		7,102
Insurance — 1.0%
American Equity Investment Life Holding Co.	31	1,592
BRP Group, Inc., Class A *	32	801
Employers Holdings, Inc.	11	401
James River Group Holdings Ltd.	34	622
Kinsale Capital Group, Inc.	1	467
Palomar Holdings, Inc. *	24	1,414
RLI Corp.	23	3,167
Skyward Specialty Insurance Group, Inc. *	25	626
		9,090
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.6%
QuinStreet, Inc. *	74	654
Shutterstock, Inc.	45	2,178
Yelp, Inc. *	79	2,864
		5,696
IT Services — 0.7%
Information Services Group, Inc.	509	2,727
Perficient, Inc. *	21	1,781
Squarespace, Inc., Class A *	56	1,749
		6,257
Leisure Products — 0.4%
Acushnet Holdings Corp. (b)	64	3,479
Life Sciences Tools & Services — 0.6%
Adaptive Biotechnologies Corp. *	15	99
Medpace Holdings, Inc. *	19	4,682
OmniAb, Inc. * (b)	80	402
OmniAb, Inc. ‡ *	7	—
Quanterix Corp. *	28	623
		5,806
Machinery — 1.3%
Albany International Corp., Class A	4	410
Luxfer Holdings plc (United Kingdom)	22	311
Mueller Industries, Inc.	60	5,232
Terex Corp.	11	661
Watts Water Technologies, Inc., Class A	32	5,822
		12,436
Marine Transportation — 0.3%
Eagle Bulk Shipping, Inc. (b)	10	459
Matson, Inc.	26	2,055
Safe Bulkers, Inc. (Greece) (b)	111	363
		2,877
Media — 0.6%
Gray Television, Inc.	64	508
Integral Ad Science Holding Corp. *	61	1,091
John Wiley & Sons, Inc., Class A	32	1,102
Magnite, Inc. *	85	1,160
Thryv Holdings, Inc. *	67	1,644
		5,505
Metals & Mining — 1.4%
Alpha Metallurgical Resources, Inc.	14	2,200
Arconic Corp. *	61	1,809
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Metals & Mining — continued
ATI, Inc. * (b)	14	614
Commercial Metals Co.	85	4,474
Constellium SE *	98	1,689
Olympic Steel, Inc.	6	290
Ryerson Holding Corp.	21	915
Schnitzer Steel Industries, Inc., Class A	18	547
SunCoke Energy, Inc.	35	276
		12,814
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Blackstone Mortgage Trust, Inc., Class A (b)	14	281
Dynex Capital, Inc. (b)	17	214
Ellington Financial, Inc. (b)	20	274
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	5	136
KKR Real Estate Finance Trust, Inc.	22	274
Ladder Capital Corp.	44	478
MFA Financial, Inc.	316	3,552
PennyMac Mortgage Investment Trust	68	912
		6,121
Multi-Utilities — 0.4%
NorthWestern Corp.	21	1,177
Unitil Corp.	47	2,409
		3,586
Office REITs — 0.4%
Brandywine Realty Trust	260	1,208
Corporate Office Properties Trust	61	1,442
Equity Commonwealth	18	370
Piedmont Office Realty Trust, Inc., Class A	104	756
		3,776
Oil, Gas & Consumable Fuels — 3.5%
Arch Resources, Inc. (b)	12	1,360
California Resources Corp.	26	1,177
Chord Energy Corp.	14	2,180
CNX Resources Corp. *	41	730
CONSOL Energy, Inc.	5	360
CVR Energy, Inc.	35	1,028
Delek US Holdings, Inc.	58	1,380
Dorian LPG Ltd.	36	924
Green Plains, Inc. *	39	1,248
Magnolia Oil & Gas Corp., Class A	17	355
Matador Resources Co.	74	3,858
Murphy Oil Corp.	68	2,616
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Ovintiv, Inc. (b)	102	3,879
PBF Energy, Inc., Class A	40	1,626
PDC Energy, Inc.	55	3,930
Peabody Energy Corp.	15	329
REX American Resources Corp. *	19	671
SM Energy Co.	123	3,896
Teekay Tankers Ltd., Class A (Canada)	35	1,323
		32,870
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	13	986
Passenger Airlines — 0.4%
Alaska Air Group, Inc. *	21	1,128
SkyWest, Inc. *	65	2,631
		3,759
Personal Care Products — 1.9%
BellRing Brands, Inc. *	20	750
Edgewell Personal Care Co.	80	3,322
elf Beauty, Inc. *	59	6,685
Herbalife Ltd. * (b)	171	2,261
Medifast, Inc.	28	2,541
USANA Health Sciences, Inc. *	36	2,293
		17,852
Pharmaceuticals — 1.3%
Aclaris Therapeutics, Inc. *	130	1,343
Amneal Pharmaceuticals, Inc. *	211	655
Arvinas, Inc. *	51	1,272
Axsome Therapeutics, Inc. * (b)	50	3,567
Esperion Therapeutics, Inc. *	9	13
Longboard Pharmaceuticals, Inc. *	221	1,620
NGM Biopharmaceuticals, Inc. *	15	39
Reata Pharmaceuticals, Inc., Class A * (b)	40	4,084
		12,593
Professional Services — 2.2%
CACI International, Inc., Class A *	12	4,098
CBIZ, Inc. *	56	2,961
Heidrick & Struggles International, Inc.	40	1,049
KBR, Inc.	49	3,223
Kforce, Inc.	34	2,145
TriNet Group, Inc. *	54	5,139
TrueBlue, Inc. *	86	1,522
		20,137
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	53

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Real Estate Management & Development — 0.1%
Forestar Group, Inc. *	38	864
Residential REITs — 0.1%
UMH Properties, Inc.	46	738
Retail REITs — 1.7%
Agree Realty Corp.	103	6,730
Kite Realty Group Trust	100	2,229
Phillips Edison & Co., Inc. (b)	80	2,727
Retail Opportunity Investments Corp.	115	1,557
RPT Realty	71	742
SITE Centers Corp.	124	1,642
		15,627
Semiconductors & Semiconductor Equipment — 3.8%
ACM Research, Inc., Class A *	135	1,767
Ambarella, Inc. *	8	696
Axcelis Technologies, Inc. *	34	6,229
Cirrus Logic, Inc. *	12	933
Cohu, Inc. *	69	2,863
MACOM Technology Solutions Holdings, Inc. *	51	3,364
MaxLinear, Inc. *	25	803
Onto Innovation, Inc. *	12	1,392
PDF Solutions, Inc. *	24	1,101
Power Integrations, Inc.	26	2,424
Rambus, Inc. *	73	4,703
Semtech Corp. *	106	2,693
Silicon Laboratories, Inc. *	7	1,074
SMART Global Holdings, Inc. *	94	2,739
Ultra Clean Holdings, Inc. *	39	1,480
Veeco Instruments, Inc. *	65	1,671
		35,932
Software — 5.8%
Adeia, Inc.	114	1,250
Asana, Inc., Class A *	113	2,485
AvePoint, Inc. * (b)	546	3,144
BlackLine, Inc. *	40	2,175
Box, Inc., Class A *	176	5,165
Braze, Inc., Class A * (b)	44	1,924
C3.ai, Inc., Class A * (b)	22	795
Clear Secure, Inc., Class A (b)	99	2,302
CommVault Systems, Inc. *	46	3,349
eGain Corp. *	283	2,119
Envestnet, Inc. *	34	2,032
LiveRamp Holdings, Inc. *	131	3,733
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
MicroStrategy, Inc., Class A * (b)	1	418
Olo, Inc., Class A * (b)	259	1,676
Q2 Holdings, Inc. *	31	946
Qualys, Inc. *	25	3,258
Rapid7, Inc. *	64	2,900
Riot Platforms, Inc. * (b)	161	1,908
Sprout Social, Inc., Class A * (b)	25	1,179
SPS Commerce, Inc. *	21	4,094
Workiva, Inc. *	45	4,528
Xperi, Inc. *	154	2,023
Zuora, Inc., Class A *	70	765
		54,168
Specialized REITs — 0.4%
National Storage Affiliates Trust	26	912
PotlatchDeltic Corp. (b)	51	2,684
		3,596
Specialty Retail — 2.4%
Aaron's Co., Inc. (The)	62	877
Abercrombie & Fitch Co., Class A *	95	3,567
Asbury Automotive Group, Inc. *	12	2,938
Boot Barn Holdings, Inc. *	42	3,584
Group 1 Automotive, Inc.	4	1,069
Lithia Motors, Inc., Class A	4	1,120
ODP Corp. (The) *	57	2,665
Signet Jewelers Ltd.	52	3,361
Upbound Group, Inc.	110	3,434
		22,615
Technology Hardware, Storage & Peripherals — 0.7%
Avid Technology, Inc. *	87	2,217
Super Micro Computer, Inc. *	18	4,429
		6,646
Textiles, Apparel & Luxury Goods — 0.9%
Crocs, Inc. *	58	6,562
Steven Madden Ltd.	49	1,587
		8,149
Trading Companies & Distributors — 4.3%
Beacon Roofing Supply, Inc. *	94	7,774
BlueLinx Holdings, Inc. *	15	1,462
Boise Cascade Co.	21	1,899
GMS, Inc. *	93	6,462
Herc Holdings, Inc.	19	2,578
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — continued
MRC Global, Inc. *	184	1,851
NOW, Inc. *	366	3,794
Rush Enterprises, Inc., Class A	74	4,514
Titan Machinery, Inc. *	32	938
Veritiv Corp.	17	2,103
WESCO International, Inc.	38	6,788
		40,163
Water Utilities — 0.3%
American States Water Co.	30	2,590
Wireless Telecommunication Services — 0.1%
Gogo, Inc. *	46	778
Total Common Stocks (Cost $816,007)		922,373
Short-Term Investments — 5.1%
Investment Companies — 1.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (c) (d) (Cost $14,703)	14,700	14,703
Investment of Cash Collateral from Securities Loaned — 3.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (c) (d)	26,585	26,588
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (c) (d)	6,219	6,219
Total Investment of Cash Collateral from Securities Loaned (Cost $32,807)		32,807
Total Short-Term Investments (Cost $47,510)		47,510
Total Investments — 103.9% (Cost $863,517)		969,883
Liabilities in Excess of Other Assets — (3.9)%		(36,591)
NET ASSETS — 100.0%		933,292

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $32,149.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2023.

SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	55

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	121	09/15/2023	USD	11,514	123

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Small Cap Funds	June 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,271,909	$5,624,342	$3,982,404
Investments in affiliates, at value	29,696	162,027	62,312
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	50,732	309,027	286,965
Cash	162	811	200
Receivables:
Due from custodian	1,627	—	—
Investment securities sold	1,987	43,035	—
Fund shares sold	4,098	2,208	2,042
Dividends from non-affiliates	802	4,323	1,488
Dividends from affiliates	4	23	9
Securities lending income (See Note 2.C.)	14	43	44
Other assets	—	70	—
Total Assets	1,361,031	6,145,909	4,335,464
LIABILITIES:
Payables:
Investment securities purchased	7,135	15,835	17,284
Collateral received on securities loaned (See Note 2.C.)	50,732	309,027	286,965
Fund shares redeemed	929	17,745	19,809
Accrued liabilities:
Investment advisory fees	620	3,033	2,048
Administration fees	48	352	221
Distribution fees	75	131	103
Service fees	140	608	221
Custodian and accounting fees	12	53	34
Trustees’ and Chief Compliance Officer’s fees	— (a)	—	—
Other	130	205	415
Total Liabilities	59,821	346,989	327,100
Net Assets	$1,301,210	$5,798,920	$4,008,364

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,232,293	$4,259,809	$3,916,991
Total distributable earnings (loss)	68,917	1,539,111	91,373
Total Net Assets	$1,301,210	$5,798,920	$4,008,364
Net Assets:
Class A	$333,434	$507,387	$365,116
Class C	14,516	41,111	35,717
Class I	398,709	2,320,448	474,603
Class L	—	—	625,672
Class R2	—	5,984	16,702
Class R3	—	4,013	5,799
Class R4	—	538	4,955
Class R5	—	882,992	18,939
Class R6	554,551	2,036,447	2,460,861
Total	$1,301,210	$5,798,920	$4,008,364
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,451	12,053	23,176
Class C	1,074	1,734	3,934
Class I	13,943	43,648	25,713
Class L	—	—	32,284
Class R2	—	148	1,134
Class R3	—	96	369
Class R4	—	10	310
Class R5	—	16,530	977
Class R6	19,298	38,132	124,699
Net Asset Value (a):
Class A — Redemption price per share	$23.08	$42.10	$15.75
Class C — Offering price per share (b)	13.51	23.71	9.08
Class I — Offering and redemption price per share	28.60	53.16	18.46
Class L — Offering and redemption price per share	—	—	19.38
Class R2 — Offering and redemption price per share	—	40.43	14.74
Class R3 — Offering and redemption price per share	—	41.64	15.71
Class R4 — Offering and redemption price per share	—	53.01	15.99
Class R5 — Offering and redemption price per share	—	53.42	19.40
Class R6 — Offering and redemption price per share	28.74	53.41	19.73
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$24.36	$44.43	$16.62
Cost of investments in non-affiliates	$1,115,222	$4,290,909	$3,498,393
Cost of investments in affiliates	29,695	162,010	62,311
Investment securities on loan, at value (See Note 2.C.)	49,439	301,326	280,844
Cost of investment of cash collateral (See Note 2.C.)	50,734	309,031	286,978

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$55,054	$1,361,704	$327,561	$922,373
Investments in affiliates, at value	906	28,802	8,885	14,703
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	34,084	3,028	32,807
Cash	4	121	37	79
Deposits at broker for futures contracts	—	1,837	—	950
Receivables:
Investment securities sold	—	834	637	3,724
Fund shares sold	276	671	300	1,043
Dividends from non-affiliates	57	2,111	241	812
Dividends from affiliates	— (a)	4	1	2
Securities lending income (See Note 2.C.)	—	57	— (a)	30
Variation margin on futures contracts	—	68	—	31
Due from adviser	6	—	—	—
Total Assets	56,303	1,430,293	340,690	976,554
LIABILITIES:
Payables:
Investment securities purchased	—	4,410	—	7,946
Collateral received on securities loaned (See Note 2.C.)	—	34,084	3,028	32,807
Fund shares redeemed	624	4,276	244	1,802
Accrued liabilities:
Investment advisory fees	—	703	125	448
Administration fees	1	71	6	56
Distribution fees	1	46	34	49
Service fees	2	65	43	73
Custodian and accounting fees	24	21	10	35
Trustees’ and Chief Compliance Officer’s fees	—	—	— (a)	— (a)
Other	43	85	59	46
Total Liabilities	695	43,761	3,549	43,262
Net Assets	$55,608	$1,386,532	$337,141	$933,292

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$116,494	$1,291,604	$306,455	$850,710
Total distributable earnings (loss)	(60,886)	94,928	30,686	82,582
Total Net Assets	$55,608	$1,386,532	$337,141	$933,292
Net Assets:
Class A	$3,122	$133,755	$132,676	$106,876
Class C	812	4,518	12,464	8,203
Class I	8,239	200,551	106,068	180,955
Class L	—	—	—	216,963
Class R2	159	25,900	—	39,461
Class R3	1,042	16,360	1,369	34,230
Class R4	654	23,193	251	5,662
Class R5	22,045	107,200	—	12,461
Class R6	19,535	875,055	84,313	328,481
Total	$55,608	$1,386,532	$337,141	$933,292
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	86	5,960	9,181	6,776
Class C	23	283	1,286	575
Class I	224	8,110	6,578	11,006
Class L	—	—	—	13,203
Class R2	4	1,177	—	2,605
Class R3	28	731	96	2,194
Class R4	18	938	16	347
Class R5	594	4,327	—	762
Class R6	527	35,246	5,205	19,976
Net Asset Value (a):
Class A — Redemption price per share	$36.29	$22.44	$14.45	$15.77
Class C — Offering price per share (b)	35.02	15.99	9.69	14.27
Class I — Offering and redemption price per share	36.81	24.73	16.13	16.44
Class L — Offering and redemption price per share	—	—	—	16.43
Class R2 — Offering and redemption price per share	35.98	22.02	—	15.15
Class R3 — Offering and redemption price per share	36.46	22.38	14.41	15.60
Class R4 — Offering and redemption price per share	36.85	24.73	16.04	16.29
Class R5 — Offering and redemption price per share	37.12	24.77	—	16.36
Class R6 — Offering and redemption price per share	37.05	24.83	16.20	16.44
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$38.30	$23.68	$15.25	$16.64
Cost of investments in non-affiliates	$63,287	$1,259,535	$288,938	$816,007
Cost of investments in affiliates	906	28,798	8,885	14,703
Investment securities on loan, at value	—	33,531	2,863	32,149
Cost of investment of cash collateral (See Note 2.C.)	—	34,084	3,028	32,807

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Small Cap Funds	June 30, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Interest income from affiliates	— (a)	— (a)	—
Dividend income from non-affiliates	15,049	86,213	20,363
Dividend income from affiliates	1,407	7,724	1,647
Income from securities lending (net) (See Note 2.C.)	123	494	652
Total investment income	16,579	94,432	22,662
EXPENSES:
Investment advisory fees	7,766	38,134	25,618
Administration fees	896	4,400	2,956
Distribution fees:
Class A	762	1,296	939
Class C	103	354	293
Class R2	—	29	84
Class R3	—	11	13
Service fees:
Class A	762	1,296	939
Class C	34	118	98
Class I	913	6,190	1,225
Class L	—	—	567
Class R2	—	14	42
Class R3	—	11	13
Class R4	—	2	13
Class R5	—	860	20
Custodian and accounting fees	53	190	126
Interest expense to affiliates	—	— (a)	— (a)
Professional fees	57	80	70
Trustees’ and Chief Compliance Officer’s fees	30	46	40
Printing and mailing costs	239	387	522
Registration and filing fees	124	167	228
Transfer agency fees (See Note 2.G.)	32	311	153
Other	57	205	164
Total expenses	11,828	54,101	34,123
Less fees waived	(420)	(863)	(577)
Less expense reimbursements	(2)	(2)	(86)
Net expenses	11,406	53,236	33,460
Net investment income (loss)	5,173	41,196	(10,798)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	61

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)
	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(56,321)	$366,796	$(298,455)
Investments in affiliates	4	18	(8)
Net realized gain (loss)	(56,317)	366,814	(298,463)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	195,990	212,413	832,910
Investments in affiliates	(2)	(5)	(14)
Change in net unrealized appreciation/depreciation	195,988	212,408	832,896
Net realized/unrealized gains (losses)	139,671	579,222	534,433
Change in net assets resulting from operations	$144,844	$620,418	$523,635
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$70	$— (a)	$37
Interest income from affiliates	—	— (a)	—	— (a)
Dividend income from non-affiliates	855	26,787	3,780	12,256
Dividend income from affiliates	41	1,302	321	669
Income from securities lending (net) (See Note 2.C.)	28	438	4	259
Total investment income	924	28,597	4,105	13,221
EXPENSES:
Investment advisory fees	569	8,693	1,725	5,456
Administration fees	66	1,003	235	682
Distribution fees:
Class A	10	379	334	272
Class C	7	40	111	79
Class R2	1	128	—	186
Class R3	5	39	3	80
Service fees:
Class A	10	379	334	272
Class C	2	13	37	26
Class I	27	541	283	421
Class L	—	—	—	224
Class R2	1	64	—	93
Class R3	5	39	3	80
Class R4	2	56	1	20
Class R5	34	61	—	12
Custodian and accounting fees	4	77	33	81
Interest expense to affiliates	—	1	—	— (a)
Professional fees	54	57	51	56
Trustees’ and Chief Compliance Officer’s fees	25	30	27	29
Printing and mailing costs	22	114	40	69
Registration and filing fees	101	130	92	121
Transfer agency fees (See Note 2.G.)	9	94	38	53
Other	17	42	17	36
Total expenses	971	11,980	3,364	8,348
Less fees waived	(306)	(411)	(358)	(91)
Less expense reimbursements	(9)	(16)	(4)	(2)
Net expenses	656	11,553	3,002	8,255
Net investment income (loss)	268	17,044	1,103	4,966

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	63

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)
	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(22,127)	$26,699	$781	$6,355
Investments in affiliates	— (a)	4	— (a)	2
Futures contracts	—	3,599	—	(366)
Net realized gain (loss)	(22,127)	30,302	781	5,991
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	34,458	53,194	29,382	110,845
Investments in affiliates	— (a)	(1)	(1)	(2)
Futures contracts	—	1,150	—	733
Change in net unrealized appreciation/depreciation	34,458	54,343	29,381	111,576
Net realized/unrealized gains (losses)	12,331	84,645	30,162	117,567
Change in net assets resulting from operations	$12,599	$101,689	$31,265	$122,533

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Small Cap Funds	June 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,173	$2,442	$41,196	$15,077
Net realized gain (loss)	(56,317)	29,386	366,814	824,129
Change in net unrealized appreciation/depreciation	195,988	(313,459)	212,408	(2,053,796)
Change in net assets resulting from operations	144,844	(281,631)	620,418	(1,214,590)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,699)	(21,573)	(68,027)	(151,887)
Class C	(474)	(1,645)	(10,150)	(21,858)
Class I	(7,016)	(22,295)	(269,782)	(611,417)
Class R2	—	—	(783)	(1,446)
Class R3	—	—	(603)	(1,096)
Class R4	—	—	(83)	(134)
Class R5	—	—	(97,087)	(175,932)
Class R6	(11,108)	(35,213)	(217,661)	(371,734)
Total distributions to shareholders	(25,297)	(80,726)	(664,176)	(1,335,504)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	129,892	280,624	198,716	(373,075)
NET ASSETS:
Change in net assets	249,439	(81,733)	154,958	(2,923,169)
Beginning of period	1,051,771	1,133,504	5,643,962	8,567,131
End of period	$1,301,210	$1,051,771	$5,798,920	$5,643,962
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,798)	$(31,611)	$268	$178
Net realized gain (loss)	(298,463)	171,697	(22,127)	53,741
Change in net unrealized appreciation/depreciation	832,896	(2,500,183)	34,458	(138,851)
Change in net assets resulting from operations	523,635	(2,360,097)	12,599	(84,932)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,706)	(88,137)	—	(2,056)
Class C	(305)	(16,056)	—	(495)
Class I	(1,815)	(108,918)	(5)	(6,302)
Class L	(2,183)	(106,109)	—	—
Class R2	(78)	(3,688)	—	(108)
Class R3	(23)	(1,216)	—	(1,293)
Class R4	(24)	(744)	—	(736)
Class R5	(71)	(4,092)	(83)	(41,862)
Class R6	(8,583)	(387,220)	(103)	(39,875)
Total distributions to shareholders	(14,788)	(716,180)	(191)	(92,727)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(419,664)	152,273	(91,410)	(53,917)
NET ASSETS:
Change in net assets	89,183	(2,924,004)	(79,002)	(231,576)
Beginning of period	3,919,181	6,843,185	134,610	366,186
End of period	$4,008,364	$3,919,181	$55,608	$134,610
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,044	$11,812	$1,103	$(313)
Net realized gain (loss)	30,302	111,422	781	37,948
Change in net unrealized appreciation/depreciation	54,343	(349,758)	29,381	(81,155)
Change in net assets resulting from operations	101,689	(226,524)	31,265	(43,520)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(14,371)	(30,651)	(15,586)	(32,659)
Class C	(688)	(1,469)	(2,508)	(5,276)
Class I	(19,363)	(39,382)	(11,951)	(25,314)
Class R2	(2,401)	(5,159)	—	—
Class R3	(1,466)	(2,790)	(155)	(409)
Class R4	(1,991)	(4,106)	(24)	(187)
Class R5	(3,397)	(7,337)	—	—
Class R6	(74,358)	(137,512)	(5,029)	(11,356)
Total distributions to shareholders	(118,035)	(228,406)	(35,253)	(75,201)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	111,628	235,742	30,046	10,028
NET ASSETS:
Change in net assets	95,282	(219,188)	26,058	(108,693)
Beginning of period	1,291,250	1,510,438	311,083	419,776
End of period	$1,386,532	$1,291,250	$337,141	$311,083
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,966	$2,610
Net realized gain (loss)	5,991	73,571
Change in net unrealized appreciation/depreciation	111,576	(287,128)
Change in net assets resulting from operations	122,533	(210,947)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,260)	(29,540)
Class C	(676)	(4,945)
Class I	(9,595)	(49,718)
Class L	(11,694)	(67,831)
Class R2	(2,071)	(9,917)
Class R3	(1,857)	(8,423)
Class R4	(591)	(2,509)
Class R5	(843)	(2,218)
Class R6	(18,078)	(74,009)
Total distributions to shareholders	(51,665)	(249,110)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,323)	187,892
NET ASSETS:
Change in net assets	63,545	(272,165)
Beginning of period	869,747	1,141,912
End of period	$933,292	$869,747
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$79,702	$109,480	$95,127	$102,040
Distributions reinvested	6,271	19,835	63,887	143,874
Cost of shares redeemed	(51,961)	(47,018)	(166,188)	(293,987)
Change in net assets resulting from Class A capital transactions	34,012	82,297	(7,174)	(48,073)
Class C
Proceeds from shares issued	4,480	4,909	2,851	760
Distributions reinvested	474	1,644	10,107	21,747
Cost of shares redeemed	(4,046)	(2,401)	(19,971)	(22,616)
Change in net assets resulting from Class C capital transactions	908	4,152	(7,013)	(109)
Class I
Proceeds from shares issued	191,489	162,493	590,687	669,520
Distributions reinvested	7,004	22,245	249,070	586,636
Cost of shares redeemed	(144,690)	(116,559)	(991,626)	(1,875,986)
Change in net assets resulting from Class I capital transactions	53,803	68,179	(151,869)	(619,830)
Class R2
Proceeds from shares issued	—	—	840	1,538
Distributions reinvested	—	—	766	1,394
Cost of shares redeemed	—	—	(1,107)	(2,316)
Change in net assets resulting from Class R2 capital transactions	—	—	499	616
Class R3
Proceeds from shares issued	—	—	867	735
Distributions reinvested	—	—	479	919
Cost of shares redeemed	—	—	(1,477)	(1,186)
Change in net assets resulting from Class R3 capital transactions	—	—	(131)	468
Class R4
Proceeds from shares issued	—	—	60	49
Distributions reinvested	—	—	83	134
Cost of shares redeemed	—	—	(280)	(54)
Change in net assets resulting from Class R4 capital transactions	—	—	(137)	129
Class R5
Proceeds from shares issued	—	—	165,939	113,109
Distributions reinvested	—	—	91,994	166,417
Cost of shares redeemed	—	—	(151,348)	(464,900)
Change in net assets resulting from Class R5 capital transactions	—	—	106,585	(185,374)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$175,882	$237,108	$510,468	$616,792
Distributions reinvested	10,940	32,877	213,371	358,361
Cost of shares redeemed	(145,653)	(143,989)	(465,883)	(496,055)
Change in net assets resulting from Class R6 capital transactions	41,169	125,996	257,956	479,098
Total change in net assets resulting from capital transactions	$129,892	$280,624	$198,716	$(373,075)
SHARE TRANSACTIONS:
Class A
Issued	3,589	4,297	2,253	1,910
Reinvested	285	765	1,553	2,726
Redeemed	(2,349)	(1,872)	(3,866)	(5,538)
Change in Class A Shares	1,525	3,190	(60)	(902)
Class C
Issued	338	314	118	22
Reinvested	37	106	435	660
Redeemed	(312)	(157)	(788)	(648)
Change in Class C Shares	63	263	(235)	34
Class I
Issued	6,985	5,253	11,055	9,928
Reinvested	258	696	4,799	9,067
Redeemed	(5,332)	(3,828)	(18,658)	(27,719)
Change in Class I Shares	1,911	2,121	(2,804)	(8,724)
Class R2
Issued	—	—	20	28
Reinvested	—	—	19	27
Redeemed	—	—	(25)	(43)
Change in Class R2 Shares	—	—	14	12
Class R3
Issued	—	—	20	13
Reinvested	—	—	12	18
Redeemed	—	—	(35)	(22)
Change in Class R3 Shares	—	—	(3)	9
Class R4
Issued	—	—	1	1
Reinvested	—	—	2	2
Redeemed	—	—	(6)	(1)
Change in Class R4 Shares	—	—	(3)	2
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	3,092	1,678
Reinvested	—	—	1,764	2,559
Redeemed	—	—	(2,846)	(6,686)
Change in Class R5 Shares	—	—	2,010	(2,449)
Class R6
Issued	6,377	7,440	9,377	8,793
Reinvested	402	1,024	4,091	5,509
Redeemed	(5,298)	(4,834)	(8,779)	(7,688)
Change in Class R6 Shares	1,481	3,630	4,689	6,614
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,028	$68,702	$440	$1,325
Distributions reinvested	1,581	82,955	—	2,035
Cost of shares redeemed	(105,591)	(189,666)	(2,522)	(1,715)
Change in net assets resulting from Class A capital transactions	(64,982)	(38,009)	(2,082)	1,645
Class C
Proceeds from shares issued	977	3,449	80	187
Distributions reinvested	283	14,632	—	453
Cost of shares redeemed	(11,416)	(22,839)	(336)	(610)
Change in net assets resulting from Class C capital transactions	(10,156)	(4,758)	(256)	30
Class I
Proceeds from shares issued	154,362	373,606	1,105	6,073
Distributions reinvested	914	57,488	5	5,967
Cost of shares redeemed	(313,423)	(410,774)	(7,035)	(20,227)
Change in net assets resulting from Class I capital transactions	(158,147)	20,320	(5,925)	(8,187)
Class L
Proceeds from shares issued	218,599	156,507	—	—
Distributions reinvested	2,030	99,211	—	—
Cost of shares redeemed	(163,526)	(413,053)	—	—
Change in net assets resulting from Class L capital transactions	57,103	(157,335)	—	—
Class R2
Proceeds from shares issued	3,110	4,800	44	60
Distributions reinvested	78	3,681	—	108
Cost of shares redeemed	(5,243)	(9,390)	(184)	(147)
Change in net assets resulting from Class R2 capital transactions	(2,055)	(909)	(140)	21
Class R3
Proceeds from shares issued	1,196	2,445	351	596
Distributions reinvested	23	1,216	—	1,293
Cost of shares redeemed	(1,230)	(3,242)	(2,236)	(1,991)
Change in net assets resulting from Class R3 capital transactions	(11)	419	(1,885)	(102)
Class R4
Proceeds from shares issued	1,303	3,552	42	871
Distributions reinvested	24	744	—	736
Cost of shares redeemed	(2,145)	(1,786)	(185)	(1,984)
Change in net assets resulting from Class R4 capital transactions	(818)	2,510	(143)	(377)
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$4,374	$6,577	$5,293	$13,959
Distributions reinvested	71	4,092	79	38,933
Cost of shares redeemed	(8,621)	(13,016)	(33,320)	(94,810)
Change in net assets resulting from Class R5 capital transactions	(4,176)	(2,347)	(27,948)	(41,918)
Class R6
Proceeds from shares issued	385,164	902,444	4,783	25,149
Distributions reinvested	8,446	376,936	102	39,875
Cost of shares redeemed	(630,032)	(946,998)	(57,916)	(70,053)
Change in net assets resulting from Class R6 capital transactions	(236,422)	332,382	(53,031)	(5,029)
Total change in net assets resulting from capital transactions	$(419,664)	$152,273	$(91,410)	$(53,917)
SHARE TRANSACTIONS:
Class A
Issued	2,629	3,446	12	25
Reinvested	108	4,125	—	47
Redeemed	(7,182)	(9,344)	(70)	(33)
Change in Class A Shares	(4,445)	(1,773)	(58)	39
Class C
Issued	115	284	3	2
Reinvested	33	1,248	—	11
Redeemed	(1,334)	(1,881)	(10)	(12)
Change in Class C Shares	(1,186)	(349)	(7)	1
Class I
Issued	8,904	16,225	30	128
Reinvested	53	2,450	— (a)	136
Redeemed	(18,236)	(18,024)	(190)	(371)
Change in Class I Shares	(9,279)	651	(160)	(107)
Class L
Issued	12,067	6,622	—	—
Reinvested	113	4,038	—	—
Redeemed	(9,027)	(17,220)	—	—
Change in Class L Shares	3,153	(6,560)	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R2
Issued	226	271	1	2
Reinvested	6	195	—	2
Redeemed	(377)	(470)	(6)	(2)
Change in Class R2 Shares	(145)	(4)	(5)	2
Class R3
Issued	80	116	10	11
Reinvested	2	61	—	30
Redeemed	(83)	(168)	(63)	(38)
Change in Class R3 Shares	(1)	9	(53)	3
Class R4
Issued	88	190	1	14
Reinvested	2	37	—	17
Redeemed	(139)	(93)	(5)	(46)
Change in Class R4 Shares	(49)	134	(4)	(15)
Class R5
Issued	244	272	147	280
Reinvested	4	166	2	881
Redeemed	(475)	(554)	(913)	(2,177)
Change in Class R5 Shares	(227)	(116)	(764)	(1,016)
Class R6
Issued	20,805	38,989	132	450
Reinvested	463	15,090	3	904
Redeemed	(33,851)	(38,530)	(1,558)	(1,533)
Change in Class R6 Shares	(12,583)	15,549	(1,423)	(179)
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,805	$32,048	$9,387	$10,956
Distributions reinvested	13,910	29,706	15,104	31,521
Cost of shares redeemed	(40,432)	(55,014)	(23,838)	(26,360)
Change in net assets resulting from Class A capital transactions	(12,717)	6,740	653	16,117
Class C
Proceeds from shares issued	633	1,365	1,421	5,788
Distributions reinvested	688	1,465	2,485	5,223
Cost of shares redeemed	(2,124)	(3,182)	(6,523)	(9,381)
Change in net assets resulting from Class C capital transactions	(803)	(352)	(2,617)	1,630
Class I
Proceeds from shares issued	45,800	170,705	37,789	38,060
Distributions reinvested	19,347	38,983	10,870	23,180
Cost of shares redeemed	(96,568)	(128,423)	(61,314)	(47,309)
Change in net assets resulting from Class I capital transactions	(31,421)	81,265	(12,655)	13,931
Class R2
Proceeds from shares issued	6,406	8,717	—	—
Distributions reinvested	2,388	5,134	—	—
Cost of shares redeemed	(7,126)	(13,939)	—	—
Change in net assets resulting from Class R2 capital transactions	1,668	(88)	—	—
Class R3
Proceeds from shares issued	3,687	4,316	303	272
Distributions reinvested	1,466	2,790	136	360
Cost of shares redeemed	(3,117)	(4,341)	(535)	(729)
Change in net assets resulting from Class R3 capital transactions	2,036	2,765	(96)	(97)
Class R4
Proceeds from shares issued	4,854	5,206	37	94
Distributions reinvested	1,991	4,106	3	147
Cost of shares redeemed	(5,578)	(7,655)	(9)	(959)
Change in net assets resulting from Class R4 capital transactions	1,267	1,657	31	(718)
Class R5
Proceeds from shares issued	89,092	10,929	—	—
Distributions reinvested	3,342	7,243	—	—
Cost of shares redeemed	(23,683)	(19,784)	—	—
Change in net assets resulting from Class R5 capital transactions	68,751	(1,612)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$170,727	$168,959	$63,114	$13,856
Distributions reinvested	74,357	137,512	4,154	9,560
Cost of shares redeemed	(162,237)	(161,104)	(22,538)	(44,251)
Change in net assets resulting from Class R6 capital transactions	82,847	145,367	44,730	(20,835)
Total change in net assets resulting from capital transactions	$111,628	$235,742	$30,046	$10,028
SHARE TRANSACTIONS:
Class A
Issued	598	1,098	650	604
Reinvested	611	1,099	1,092	1,743
Redeemed	(1,775)	(1,936)	(1,641)	(1,411)
Change in Class A Shares	(566)	261	101	936
Class C
Issued	37	64	150	471
Reinvested	42	73	267	405
Redeemed	(128)	(144)	(671)	(712)
Change in Class C Shares	(49)	(7)	(254)	164
Class I
Issued	1,788	5,498	2,363	1,894
Reinvested	773	1,322	704	1,165
Redeemed	(3,757)	(4,249)	(3,811)	(2,251)
Change in Class I Shares	(1,196)	2,571	(744)	808
Class R2
Issued	283	302	—	—
Reinvested	107	193	—	—
Redeemed	(314)	(495)	—	—
Change in Class R2 Shares	76	— (a)	—	—
Class R3
Issued	162	150	21	15
Reinvested	65	103	10	20
Redeemed	(135)	(154)	(35)	(40)
Change in Class R3 Shares	92	99	(4)	(5)
Class R4
Issued	195	171	3	5
Reinvested	79	139	— (a)	7
Redeemed	(220)	(252)	(1)	(48)
Change in Class R4 Shares	54	58	2	(36)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	3,447	349	—	—
Reinvested	134	245	—	—
Redeemed	(944)	(590)	—	—
Change in Class R5 Shares	2,637	4	—	—
Class R6
Issued	6,737	5,464	4,108	685
Reinvested	2,960	4,647	268	480
Redeemed	(6,222)	(5,196)	(1,437)	(2,119)
Change in Class R6 Shares	3,475	4,915	2,939	(954)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,916	$28,414
Distributions reinvested	5,714	27,262
Cost of shares redeemed	(30,410)	(32,034)
Change in net assets resulting from Class A capital transactions	(4,780)	23,642
Class C
Proceeds from shares issued	1,098	1,281
Distributions reinvested	648	4,821
Cost of shares redeemed	(6,739)	(7,801)
Change in net assets resulting from Class C capital transactions	(4,993)	(1,699)
Class I
Proceeds from shares issued	44,384	47,080
Distributions reinvested	9,233	47,831
Cost of shares redeemed	(45,515)	(62,245)
Change in net assets resulting from Class I capital transactions	8,102	32,666
Class L
Proceeds from shares issued	54,324	43,205
Distributions reinvested	9,578	51,373
Cost of shares redeemed	(92,068)	(62,004)
Change in net assets resulting from Class L capital transactions	(28,166)	32,574
Class R2
Proceeds from shares issued	6,602	7,271
Distributions reinvested	2,038	9,749
Cost of shares redeemed	(5,381)	(8,739)
Change in net assets resulting from Class R2 capital transactions	3,259	8,281
Class R3
Proceeds from shares issued	6,028	7,558
Distributions reinvested	1,750	7,946
Cost of shares redeemed	(5,615)	(6,809)
Change in net assets resulting from Class R3 capital transactions	2,163	8,695
Class R4
Proceeds from shares issued	1,624	1,463
Distributions reinvested	591	2,509
Cost of shares redeemed	(6,107)	(1,800)
Change in net assets resulting from Class R4 capital transactions	(3,892)	2,172
Class R5
Proceeds from shares issued	10,370	2,356
Distributions reinvested	570	1,374
Cost of shares redeemed	(3,549)	(5,769)
Change in net assets resulting from Class R5 capital transactions	7,391	(2,039)
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$73,167	$106,983
Distributions reinvested	17,703	71,679
Cost of shares redeemed	(77,277)	(95,062)
Change in net assets resulting from Class R6 capital transactions	13,593	83,600
Total change in net assets resulting from capital transactions	$(7,323)	$187,892
SHARE TRANSACTIONS:
Class A
Issued	1,291	1,461
Reinvested	379	1,508
Redeemed	(1,998)	(1,608)
Change in Class A Shares	(328)	1,361
Class C
Issued	78	77
Reinvested	48	291
Redeemed	(481)	(454)
Change in Class C Shares	(355)	(86)
Class I
Issued	2,796	2,293
Reinvested	588	2,548
Redeemed	(2,858)	(3,295)
Change in Class I Shares	526	1,546
Class L
Issued	3,397	2,184
Reinvested	611	2,737
Redeemed	(5,729)	(3,111)
Change in Class L Shares	(1,721)	1,810
Class R2
Issued	447	389
Reinvested	141	559
Redeemed	(365)	(464)
Change in Class R2 Shares	223	484
Class R3
Issued	397	395
Reinvested	117	444
Redeemed	(373)	(359)
Change in Class R3 Shares	141	480
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R4
Issued	102	75
Reinvested	38	135
Redeemed	(394)	(91)
Change in Class R4 Shares	(254)	119
Class R5
Issued	638	119
Reinvested	36	73
Redeemed	(218)	(292)
Change in Class R5 Shares	456	(100)
Class R6
Issued	4,586	5,452
Reinvested	1,128	3,813
Redeemed	(4,820)	(4,615)
Change in Class R6 Shares	894	4,650
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Small Cap Funds	June 30, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Year Ended June 30, 2023	$20.86	$0.03	$2.68	$2.71	$(0.03)	$(0.46)	$(0.49)
Year Ended June 30, 2022	28.67	(0.02)	(5.77)	(5.79)	—	(2.02)	(2.02)
Year Ended June 30, 2021	19.11	(0.03)	10.08	10.05	(0.02)	(0.47)	(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	— (f)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Class C
Year Ended June 30, 2023	12.44	(0.05)	1.59	1.54	(0.01)	(0.46)	(0.47)
Year Ended June 30, 2022	18.01	(0.09)	(3.46)	(3.55)	—	(2.02)	(2.02)
Year Ended June 30, 2021	12.19	(0.08)	6.37	6.29	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Class I
Year Ended June 30, 2023	25.71	0.11	3.31	3.42	(0.07)	(0.46)	(0.53)
Year Ended June 30, 2022	34.81	0.05	(7.10)	(7.05)	(0.03)	(2.02)	(2.05)
Year Ended June 30, 2021	23.09	0.04	12.20	12.24	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Class R6
Year Ended June 30, 2023	25.83	0.18	3.33	3.51	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2022	34.96	0.13	(7.13)	(7.00)	(0.11)	(2.02)	(2.13)
Year Ended June 30, 2021	23.17	0.11	12.25	12.36	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$23.08	13.11%	$333,434	1.24%	0.15%	1.28%	37%
20.86	(21.57)	269,579	1.25	(0.09)	1.28	45
28.67	52.98	279,114	1.24	(0.12)	1.27	48
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75

13.51	12.53	14,516	1.74	(0.35)	1.79	37
12.44	(21.93)	12,568	1.75	(0.59)	1.79	45
18.01	52.22	13,468	1.73	(0.56)	1.78	48
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75

28.60	13.42	398,709	0.99	0.40	1.02	37
25.71	(21.39)	309,359	0.99	0.16	1.02	45
34.81	53.39	344,974	0.99	0.13	1.02	48
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75

28.74	13.72	554,551	0.74	0.65	0.77	37
25.83	(21.21)	460,265	0.74	0.41	0.77	45
34.96	53.76	495,948	0.74	0.37	0.77	48
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2023	$43.52	$0.15	$4.60	$4.75	$—	$(6.17)	$(6.17)
Year Ended June 30, 2022	65.04	(0.08)	(8.96)	(9.04)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.69	(0.02)	21.07	21.05	(0.07)	(1.63)	(1.70)
Year Ended June 30, 2020	50.05	0.12	(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12	0.95	1.07	(0.06)	(3.39)	(3.45)
Class C
Year Ended June 30, 2023	27.11	(0.04)	2.81	2.77	—	(6.17)	(6.17)
Year Ended June 30, 2022	45.39	(0.23)	(5.57)	(5.80)	—	(12.48)	(12.48)
Year Ended June 30, 2021	32.42	(0.20)	14.84	14.64	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)	(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)	0.61	0.52	—	(3.39)	(3.39)
Class I
Year Ended June 30, 2023	53.40	0.33	5.67	6.00	(0.07)	(6.17)	(6.24)
Year Ended June 30, 2022	76.84	0.09	(10.99)	(10.90)	(0.06)	(12.48)	(12.54)
Year Ended June 30, 2021	53.70	0.17	24.81	24.98	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30	(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29	1.12	1.41	(0.20)	(3.39)	(3.59)
Class R2
Year Ended June 30, 2023	42.12	0.05	4.43	4.48	—	(6.17)	(6.17)
Year Ended June 30, 2022	63.47	(0.20)	(8.67)	(8.87)	—	(12.48)	(12.48)
Year Ended June 30, 2021	44.70	(0.15)	20.59	20.44	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01	(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	— (d)	0.93	0.93	—	(3.39)	(3.39)
Class R3
Year Ended June 30, 2023	43.11	0.14	4.57	4.71	(0.01)	(6.17)	(6.18)
Year Ended June 30, 2022	64.53	(0.06)	(8.88)	(8.94)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.38	— (d)	20.92	20.92	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13	(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13	0.92	1.05	(0.06)	(3.39)	(3.45)
Class R4
Year Ended June 30, 2023	53.28	0.31	5.68	5.99	(0.09)	(6.17)	(6.26)
Year Ended June 30, 2022	76.73	0.09	(10.98)	(10.89)	(0.08)	(12.48)	(12.56)
Year Ended June 30, 2021	53.63	0.17	24.78	24.95	(0.22)	(1.63)	(1.85)
Year Ended June 30, 2020	58.26	0.29	(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29	1.12	1.41	(0.18)	(3.39)	(3.57)
Class R5
Year Ended June 30, 2023	53.64	0.44	5.69	6.13	(0.18)	(6.17)	(6.35)
Year Ended June 30, 2022	77.14	0.23	(11.05)	(10.82)	(0.20)	(12.48)	(12.68)
Year Ended June 30, 2021	53.88	0.30	24.90	25.20	(0.31)	(1.63)	(1.94)
Year Ended June 30, 2020	58.51	0.40	(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41	1.11	1.52	(0.31)	(3.39)	(3.70)
Class R6
Year Ended June 30, 2023	53.63	0.48	5.68	6.16	(0.21)	(6.17)	(6.38)
Year Ended June 30, 2022	77.14	0.26	(11.05)	(10.79)	(0.24)	(12.48)	(12.72)
Year Ended June 30, 2021	53.87	0.34	24.90	25.24	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44	(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44	1.11	1.55	(0.34)	(3.39)	(3.73)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$42.10	11.25%	$507,387	1.25%	0.34%	1.26%	22%
43.52	(17.26)	527,124	1.27	(0.13)	1.27	16
65.04	46.60	846,460	1.26	(0.03)	1.27	29
45.69	(4.11)	653,887	1.26	0.25	1.27	23
50.05	2.82	791,846	1.23	0.24	1.25	23

23.71	10.70	41,111	1.74	(0.17)	1.75	22
27.11	(17.65)	53,369	1.75	(0.62)	1.75	16
45.39	45.91	87,848	1.74	(0.50)	1.74	29
32.42	(4.56)	80,258	1.74	(0.24)	1.75	23
36.25	2.31	111,453	1.73	(0.25)	1.75	23

53.16	11.53	2,320,448	0.99	0.61	1.00	22
53.40	(17.02)	2,480,437	0.99	0.14	1.00	16
76.84	47.01	4,239,905	0.98	0.25	0.99	29
53.70	(3.83)	3,240,725	0.98	0.54	0.99	23
58.34	3.05	2,720,056	0.98	0.51	1.00	23

40.43	10.96	5,984	1.49	0.12	1.52	22
42.12	(17.44)	5,646	1.49	(0.36)	1.51	16
63.47	46.28	7,744	1.48	(0.26)	1.51	29
44.70	(4.32)	6,746	1.49	0.02	1.52	23
48.98	2.56	9,718	1.48	— (e)	1.52	23

41.64	11.26	4,013	1.24	0.34	1.24	22
43.11	(17.24)	4,281	1.24	(0.11)	1.24	16
64.53	46.66	5,829	1.23	— (e)	1.24	29
45.38	(4.08)	2,948	1.24	0.28	1.24	23
49.73	2.79	2,597	1.23	0.26	1.25	23

53.01	11.54	538	0.99	0.57	1.01	22
53.28	(17.03)	688	0.99	0.14	1.00	16
76.73	47.01	834	0.98	0.25	1.00	29
53.63	(3.83)	449	0.98	0.53	1.01	23
58.26	3.05	475	0.98	0.50	1.03	23

53.42	11.76	882,992	0.80	0.83	0.84	22
53.64	(16.87)	778,819	0.80	0.34	0.84	16
77.14	47.29	1,309,013	0.79	0.44	0.84	29
53.88	(3.65)	984,863	0.80	0.71	0.84	23
58.51	3.26	1,214,075	0.79	0.70	0.85	23

53.41	11.83	2,036,447	0.74	0.88	0.74	22
53.63	(16.83)	1,793,598	0.74	0.39	0.75	16
77.14	47.39	2,069,498	0.73	0.50	0.74	29
53.87	(3.60)	1,625,610	0.74	0.78	0.74	23
58.50	3.33	1,425,704	0.73	0.76	0.75	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2023	$13.92	$(0.10)	$2.00	$1.90	$—	$(0.07)	$(0.07)
Year Ended June 30, 2022	25.86	(0.20)	(8.46)	(8.66)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.70	(0.23)	9.22	8.99	(0.01)	(1.82)	(1.83)
Year Ended June 30, 2020	17.00	(0.11)	2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)	0.67	0.56	—	(2.01)	(2.01)
Class C
Year Ended June 30, 2023	8.09	(0.10)	1.16	1.06	—	(0.07)	(0.07)
Year Ended June 30, 2022	16.62	(0.18)	(5.07)	(5.25)	—	(3.28)	(3.28)
Year Ended June 30, 2021	12.53	(0.23)	6.14	5.91	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)	1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)	0.38	0.24	—	(2.01)	(2.01)
Class I
Year Ended June 30, 2023	16.26	(0.07)	2.34	2.27	—	(0.07)	(0.07)
Year Ended June 30, 2022	29.53	(0.16)	(9.83)	(9.99)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.14	(0.20)	10.46	10.26	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)	3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)	0.79	0.71	—	(2.01)	(2.01)
Class L
Year Ended June 30, 2023	17.04	(0.05)	2.46	2.41	—	(0.07)	(0.07)
Year Ended June 30, 2022	30.73	(0.14)	(10.27)	(10.41)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.93	(0.16)	10.85	10.69	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)	3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)	0.82	0.77	—	(2.01)	(2.01)
Class R2
Year Ended June 30, 2023	13.06	(0.13)	1.88	1.75	—	(0.07)	(0.07)
Year Ended June 30, 2022	24.55	(0.23)	(7.98)	(8.21)	—	(3.28)	(3.28)
Year Ended June 30, 2021	17.85	(0.27)	8.79	8.52	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)	2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)	0.63	0.48	—	(2.01)	(2.01)
Class R3
Year Ended June 30, 2023	13.88	(0.10)	2.00	1.90	—	(0.07)	(0.07)
Year Ended June 30, 2022	25.79	(0.19)	(8.44)	(8.63)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.66	(0.23)	9.21	8.98	(0.03)	(1.82)	(1.85)
Year Ended June 30, 2020	17.00	(0.11)	2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)	0.66	0.56	—	(2.01)	(2.01)
Class R4
Year Ended June 30, 2023	14.10	(0.06)	2.02	1.96	—	(0.07)	(0.07)
Year Ended June 30, 2022	26.08	(0.14)	(8.56)	(8.70)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.83	(0.17)	9.29	9.12	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	17.09	(0.06)	2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)	0.67	0.60	—	(2.01)	(2.01)
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$15.75	13.67%	$365,116	1.24%	(0.67)%	1.26%	33%
13.92	(37.40)	384,556	1.25	(0.95)	1.26	35
25.86	48.64	760,153	1.23	(0.95)	1.25	52
18.70	16.92	500,357	1.24	(0.63)	1.27	51
17.00	5.08	400,127	1.24	(0.68)	1.27	58

9.08	13.13	35,717	1.74	(1.17)	1.76	33
8.09	(37.71)	41,416	1.75	(1.45)	1.76	35
16.62	47.95	90,880	1.73	(1.44)	1.74	52
12.53	16.32	62,434	1.74	(1.13)	1.77	51
11.78	4.51	58,288	1.74	(1.17)	1.77	58

18.46	13.97	474,603	0.99	(0.41)	1.01	33
16.26	(37.24)	569,015	1.00	(0.69)	1.01	35
29.53	49.03	1,013,916	0.98	(0.70)	0.99	52
21.14	17.19	466,094	0.99	(0.37)	1.01	51
19.05	5.36	289,094	0.99	(0.43)	1.02	58

19.38	14.16	625,672	0.84	(0.27)	0.85	33
17.04	(37.15)	496,522	0.85	(0.55)	0.86	35
30.73	49.21	1,096,814	0.84	(0.55)	0.84	52
21.93	17.40	735,649	0.84	(0.23)	0.86	51
19.71	5.51	568,539	0.84	(0.27)	0.86	58

14.74	13.42	16,702	1.49	(0.92)	1.53	33
13.06	(37.58)	16,716	1.50	(1.20)	1.52	35
24.55	48.29	31,503	1.49	(1.19)	1.51	52
17.85	16.64	24,496	1.49	(0.88)	1.52	51
16.31	4.79	26,011	1.49	(0.94)	1.52	58

15.71	13.70	5,799	1.24	(0.66)	1.29	33
13.88	(37.38)	5,134	1.25	(0.95)	1.28	35
25.79	48.67	9,313	1.24	(0.95)	1.27	52
18.66	16.86	5,217	1.24	(0.63)	1.29	51
17.00	5.08	1,072	1.24	(0.63)	1.37	58

15.99	13.92	4,955	0.99	(0.42)	1.01	33
14.10	(37.22)	5,073	1.00	(0.68)	1.01	35
26.08	49.01	5,878	0.98	(0.69)	0.99	52
18.83	17.25	2,821	0.99	(0.38)	1.04	51
17.09	5.30	1,336	0.99	(0.39)	1.01	58
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R5
Year Ended June 30, 2023	$17.06	$(0.05)	$2.46	$2.41	$—	$(0.07)	$(0.07)
Year Ended June 30, 2022	30.76	(0.14)	(10.28)	(10.42)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.95	(0.16)	10.86	10.70	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)	3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)	0.84	0.77	—	(2.01)	(2.01)
Class R6
Year Ended June 30, 2023	17.34	(0.03)	2.49	2.46	—	(0.07)	(0.07)
Year Ended June 30, 2022	31.17	(0.11)	(10.44)	(10.55)	—	(3.28)	(3.28)
Year Ended June 30, 2021	22.21	(0.13)	10.99	10.86	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)	3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)	0.83	0.80	—	(2.01)	(2.01)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$19.40	14.14%	$18,939	0.84%	(0.27)%	0.86%	33%
17.06	(37.15)	20,537	0.84	(0.55)	0.86	35
30.76	49.22	40,613	0.84	(0.55)	0.85	52
21.95	17.37	22,261	0.84	(0.23)	0.86	51
19.72	5.50	13,817	0.84	(0.34)	0.86	58

19.73	14.20	2,460,861	0.74	(0.17)	0.76	33
17.34	(37.07)	2,380,212	0.74	(0.44)	0.76	35
31.17	49.40	3,794,115	0.74	(0.45)	0.74	52
22.21	17.49	2,140,824	0.74	(0.12)	0.76	51
19.95	5.60	1,518,382	0.74	(0.16)	0.76	58
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund
Class A
Year Ended June 30, 2023	$33.25	$(0.02)	$3.06	$3.04	$—	$—	$—
Year Ended June 30, 2022	69.13	(0.16)	(15.83)	(15.99)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.12	(0.01)	27.38	27.37	(0.36)	—	(0.36)
Year Ended June 30, 2020	49.98	0.15	(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11	(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Class C
Year Ended June 30, 2023	32.24	(0.19)	2.97	2.78	—	—	—
Year Ended June 30, 2022	67.97	(0.41)	(15.43)	(15.84)	—	(19.89)	(19.89)
Year Ended June 30, 2021	41.41	(0.28)	26.91	26.63	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)	(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)	(3.50)	(3.65)	—	(3.75)	(3.75)
Class I
Year Ended June 30, 2023	33.66	0.07	3.10	3.17	(0.02)	—	(0.02)
Year Ended June 30, 2022	69.56	(0.05)	(15.96)	(16.01)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.35	0.10	27.58	27.68	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28	(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23	(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Class R2
Year Ended June 30, 2023	33.05	(0.11)	3.04	2.93	—	—	—
Year Ended June 30, 2022	68.98	(0.29)	(15.75)	(16.04)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.07	(0.16)	27.35	27.19	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05	(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04	(3.60)	(3.56)	—	(3.75)	(3.75)
Class R3
Year Ended June 30, 2023	33.40	(0.03)	3.09	3.06	—	—	—
Year Ended June 30, 2022	69.34	(0.17)	(15.88)	(16.05)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.23	— (d)	27.45	27.45	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16	(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26	(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
Class R4
Year Ended June 30, 2023	33.68	0.08	3.09	3.17	—	—	—
Year Ended June 30, 2022	69.59	(0.06)	(15.96)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.37	0.14	27.55	27.69	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.28	0.28	(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23	(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
Class R5
Year Ended June 30, 2023	33.94	0.13	3.13	3.26	(0.08)	—	(0.08)
Year Ended June 30, 2022	69.85	0.03	(16.05)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.51	0.25	27.65	27.90	(0.56)	—	(0.56)
Year Ended June 30, 2020	50.42	0.36	(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33	(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Class R6
Year Ended June 30, 2023	33.89	0.14	3.13	3.27	(0.11)	—	(0.11)
Year Ended June 30, 2022	69.75	0.07	(16.04)	(15.97)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.45	0.28	27.61	27.89	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39	(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39	(3.61)	(3.22)	(0.24)	(3.75)	(3.99)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$36.29	9.14%	$3,122	1.14%	(0.06)%	1.54%	8%
33.25	(29.87)	4,789	1.14	(0.32)	1.41	140
69.13	65.16	7,279	1.23	0.03	1.32	83
42.12	(12.40)	4,127	1.24	0.33	1.38	102
49.98	(5.48)	5,896	1.23	0.21	1.36	74

35.02	8.62	812	1.64	(0.54)	2.05	8
32.24	(30.22)	986	1.65	(0.84)	1.91	140
67.97	64.35	1,944	1.73	(0.50)	1.81	83
41.41	(12.84)	1,690	1.74	(0.16)	1.82	102
49.27	(5.97)	2,307	1.73	(0.30)	1.86	74

36.81	9.41	8,239	0.89	0.19	1.25	8
33.66	(29.68)	12,913	0.89	(0.10)	1.11	140
69.56	65.58	34,171	0.99	0.17	1.03	83
42.35	(12.18)	13,264	0.99	0.61	1.06	102
50.25	(5.24)	13,211	0.98	0.45	1.09	74

35.98	8.87	159	1.39	(0.31)	1.92	8
33.05	(30.03)	277	1.39	(0.58)	1.72	140
68.98	64.76	481	1.48	(0.28)	1.68	83
42.07	(12.62)	180	1.49	0.11	1.69	102
50.01	(5.73)	166	1.48	0.08	2.08	74

36.46	9.16	1,042	1.14	(0.09)	1.48	8
33.40	(29.86)	2,711	1.14	(0.34)	1.36	140
69.34	65.16	5,418	1.23	(0.01)	1.28	83
42.23	(12.40)	3,692	1.24	0.36	1.30	102
50.18	(5.51)	3,768	1.23	0.53	1.59	74

36.85	9.41	654	0.89	0.21	1.26	8
33.68	(29.68)	735	0.89	(0.11)	1.11	140
69.59	65.58	2,557	0.99	0.25	1.04	83
42.37	(12.17)	2,125	0.99	0.61	1.06	102
50.28	(5.26)	1,941	0.98	0.45	1.10	74

37.12	9.62	22,045	0.70	0.36	1.09	8
33.94	(29.55)	46,112	0.70	0.07	0.96	140
69.85	65.89	165,829	0.80	0.44	0.89	83
42.51	(12.02)	148,185	0.80	0.78	0.90	102
50.42	(5.07)	215,630	0.79	0.63	0.93	74

37.05	9.67	19,535	0.65	0.38	0.98	8
33.89	(29.52)	66,087	0.65	0.14	0.86	140
69.75	65.98	148,507	0.74	0.49	0.78	83
42.45	(11.95)	176,598	0.74	0.84	0.80	102
50.34	(5.02)	206,625	0.73	0.75	0.83	74
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2023	$22.93	$0.21	$1.58	$1.79	$(0.25)	$(2.03)	$(2.28)
Year Ended June 30, 2022	32.06	0.12	(4.25)	(4.13)	(0.13)	(4.87)	(5.00)
Year Ended June 30, 2021	18.48	0.12	13.59	13.71	(0.13)	—	(0.13)
Year Ended June 30, 2020	23.65	0.16	(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21	(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Class C
Year Ended June 30, 2023	16.97	0.07	1.17	1.24	(0.19)	(2.03)	(2.22)
Year Ended June 30, 2022	25.08	(0.02)	(3.14)	(3.16)	(0.08)	(4.87)	(4.95)
Year Ended June 30, 2021	14.52	0.01	10.64	10.65	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04	(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07	(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Class I
Year Ended June 30, 2023	25.05	0.30	1.71	2.01	(0.30)	(2.03)	(2.33)
Year Ended June 30, 2022	34.53	0.23	(4.65)	(4.42)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.21	14.62	14.83	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.32	0.23	(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31	(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Class R2
Year Ended June 30, 2023	22.54	0.15	1.55	1.70	(0.19)	(2.03)	(2.22)
Year Ended June 30, 2022	31.62	0.05	(4.17)	(4.12)	(0.09)	(4.87)	(4.96)
Year Ended June 30, 2021	18.25	0.06	13.41	13.47	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11	(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15	(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Class R3
Year Ended June 30, 2023	22.88	0.21	1.57	1.78	(0.25)	(2.03)	(2.28)
Year Ended June 30, 2022	32.00	0.13	(4.24)	(4.11)	(0.14)	(4.87)	(5.01)
Year Ended June 30, 2021	18.45	0.13	13.56	13.69	(0.14)	—	(0.14)
Year Ended June 30, 2020	23.61	0.16	(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23	(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Class R4
Year Ended June 30, 2023	25.05	0.29	1.72	2.01	(0.30)	(2.03)	(2.33)
Year Ended June 30, 2022	34.52	0.22	(4.63)	(4.41)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.22	14.61	14.83	(0.19)	—	(0.19)
Year Ended June 30, 2020	25.28	0.19	(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30	(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Class R5
Year Ended June 30, 2023	25.09	0.35	1.70	2.05	(0.34)	(2.03)	(2.37)
Year Ended June 30, 2022	34.56	0.25	(4.63)	(4.38)	(0.22)	(4.87)	(5.09)
Year Ended June 30, 2021	19.89	0.24	14.64	14.88	(0.21)	—	(0.21)
Year Ended June 30, 2020	25.34	0.26	(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34	(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Class R6
Year Ended June 30, 2023	25.14	0.36	1.72	2.08	(0.36)	(2.03)	(2.39)
Year Ended June 30, 2022	34.62	0.29	(4.66)	(4.37)	(0.24)	(4.87)	(5.11)
Year Ended June 30, 2021	19.92	0.27	14.66	14.93	(0.23)	—	(0.23)
Year Ended June 30, 2020	25.38	0.29	(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38	(3.49)	(3.11)	(0.35)	(3.46)	(3.81)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$22.44	7.77%	$133,755	1.22%	0.91%	1.28%	79%
22.93	(15.16)	149,658	1.27	0.41	1.27	56
32.06	74.48	200,857	1.26	0.48	1.26	78
18.48	(16.78)	123,496	1.25	0.74	1.27	42
23.65	(9.73)	193,505	1.24	0.80	1.26	60

15.99	7.24	4,518	1.71	0.41	1.78	79
16.97	(15.55)	5,633	1.74	(0.07)	1.78	56
25.08	73.59	8,518	1.73	0.04	1.78	78
14.52	(17.14)	9,340	1.74	0.23	1.78	42
18.90	(10.18)	18,088	1.74	0.33	1.77	60

24.73	8.03	200,551	0.96	1.17	1.01	79
25.05	(14.92)	233,127	0.99	0.74	1.01	56
34.53	74.94	232,544	0.99	0.76	1.01	78
19.88	(16.55)	131,992	0.99	0.98	1.01	42
25.32	(9.49)	287,014	0.99	1.10	1.01	60

22.02	7.49	25,900	1.49	0.65	1.59	79
22.54	(15.36)	24,815	1.49	0.19	1.57	56
31.62	74.05	34,800	1.48	0.26	1.58	78
18.25	(16.96)	25,034	1.49	0.51	1.57	42
23.37	(9.94)	36,276	1.49	0.60	1.58	60

22.38	7.73	16,360	1.24	0.90	1.29	79
22.88	(15.14)	14,635	1.24	0.45	1.28	56
32.00	74.49	17,272	1.23	0.50	1.28	78
18.45	(16.77)	10,384	1.24	0.76	1.29	42
23.61	(9.72)	14,854	1.24	0.89	1.28	60

24.73	8.00	23,193	0.99	1.15	1.01	79
25.05	(14.90)	22,156	0.99	0.70	1.01	56
34.52	74.92	28,524	0.98	0.69	1.00	78
19.88	(16.52)	464	0.99	0.92	1.16	42
25.28	(9.51)	436	0.99	1.10	1.04	60

24.77	8.16	107,200	0.84	1.40	0.86	79
25.09	(14.80)	42,404	0.86	0.81	0.86	56
34.56	75.16	58,262	0.86	0.87	0.86	78
19.89	(16.44)	30,637	0.85	1.11	0.87	42
25.34	(9.35)	69,857	0.84	1.21	0.86	60

24.83	8.28	875,055	0.74	1.39	0.76	79
25.14	(14.73)	798,822	0.76	0.94	0.76	56
34.62	75.36	929,661	0.76	0.98	0.76	78
19.92	(16.37)	624,226	0.75	1.24	0.76	42
25.38	(9.25)	933,252	0.74	1.36	0.76	60
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund
Class A
Year Ended June 30, 2023	$14.91	$0.03	$1.31	$1.34	$—	$(1.80)	$(1.80)
Year Ended June 30, 2022	21.12	(0.04)	(1.97)	(2.01)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.52	0.01	6.32	6.33	(0.10)	(0.63)	(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Class C
Year Ended June 30, 2023	10.61	(0.03)	0.91	0.88	—	(1.80)	(1.80)
Year Ended June 30, 2022	16.25	(0.10)	(1.34)	(1.44)	—	(4.20)	(4.20)
Year Ended June 30, 2021	12.08	(0.06)	4.89	4.83	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	— (d)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Class I
Year Ended June 30, 2023	16.43	0.07	1.46	1.53	(0.03)	(1.80)	(1.83)
Year Ended June 30, 2022	22.81	0.01	(2.19)	(2.18)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.71	0.06	6.82	6.88	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Class R3
Year Ended June 30, 2023	14.88	0.03	1.30	1.33	—	(1.80)	(1.80)
Year Ended June 30, 2022	21.08	(0.04)	(1.96)	(2.00)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.41	0.03	6.27	6.30	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Class R4
Year Ended June 30, 2023	16.33	0.07	1.46	1.53	(0.02)	(1.80)	(1.82)
Year Ended June 30, 2022	22.70	—	(2.17)	(2.17)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.64	0.05	6.79	6.84	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Class R6
Year Ended June 30, 2023	16.49	0.13	1.45	1.58	(0.07)	(1.80)	(1.87)
Year Ended June 30, 2022	22.83	0.06	(2.20)	(2.14)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.73	0.11	6.82	6.93	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$14.45	9.53%	$132,676	1.10%	0.19%	1.23%	32%
14.91	(13.00)	135,382	1.14	(0.22)	1.21	24
21.12	41.59	171,962	1.11	0.06	1.20	122
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82

9.69	9.02	12,464	1.61	(0.32)	1.72	32
10.61	(13.45)	16,342	1.64	(0.72)	1.71	24
16.25	40.87	22,348	1.60	(0.42)	1.69	122
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	— (e)	1.79	82

16.13	9.83	106,068	0.86	0.44	0.97	32
16.43	(12.76)	120,273	0.89	0.03	0.95	24
22.81	41.95	148,567	0.86	0.29	0.94	122
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82

14.41	9.49	1,369	1.11	0.19	1.21	32
14.88	(12.98)	1,489	1.14	(0.23)	1.20	24
21.08	41.57	2,223	1.08	0.20	1.18	122
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82

16.04	9.87	251	0.85	0.45	0.96	32
16.33	(12.79)	222	0.89	(0.02)	0.94	24
22.70	41.87	1,146	0.86	0.26	0.93	122
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82

16.20	10.15	84,313	0.60	0.78	0.71	32
16.49	(12.56)	37,375	0.64	0.27	0.70	24
22.83	42.21	73,530	0.60	0.57	0.68	122
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2023	$14.62	$0.04	$1.99	$2.03	$(0.03)	$(0.85)	$(0.88)
Year Ended June 30, 2022	23.54	(0.01)	(3.59)	(3.60)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.84	(0.01)	9.26	9.25	(0.04)	(0.51)	(0.55)
Year Ended June 30, 2020	15.96	0.03	(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03	(1.81)	(1.78)	—	(1.86)	(1.86)
Class C
Year Ended June 30, 2023	13.34	(0.04)	1.82	1.78	—	(0.85)	(0.85)
Year Ended June 30, 2022	22.04	(0.11)	(3.27)	(3.38)	—	(5.32)	(5.32)
Year Ended June 30, 2021	13.96	(0.10)	8.69	8.59	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)	(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)	(1.72)	(1.78)	—	(1.86)	(1.86)
Class I
Year Ended June 30, 2023	15.21	0.08	2.07	2.15	(0.07)	(0.85)	(0.92)
Year Ended June 30, 2022	24.21	0.04	(3.72)	(3.68)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.25	0.04	9.51	9.55	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07	(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07	(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Class L
Year Ended June 30, 2023	15.20	0.10	2.07	2.17	(0.09)	(0.85)	(0.94)
Year Ended June 30, 2022	24.18	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.23	0.07	9.51	9.58	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10	(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10	(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Class R2
Year Ended June 30, 2023	14.08	—	1.92	1.92	—	(0.85)	(0.85)
Year Ended June 30, 2022	22.92	(0.06)	(3.46)	(3.52)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.48	(0.06)	9.02	8.96	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)	(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)	(1.77)	(1.78)	—	(1.86)	(1.86)
Class R3
Year Ended June 30, 2023	14.48	0.04	1.96	2.00	(0.03)	(0.85)	(0.88)
Year Ended June 30, 2022	23.36	(0.01)	(3.55)	(3.56)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.74	(0.01)	9.20	9.19	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2020	15.87	0.03	(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04	(1.81)	(1.77)	— (d)	(1.86)	(1.86)
Class R4
Year Ended June 30, 2023	15.08	0.08	2.05	2.13	(0.07)	(0.85)	(0.92)
Year Ended June 30, 2022	24.05	0.04	(3.69)	(3.65)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.16	0.04	9.46	9.50	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2020	16.32	0.07	(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08	(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$15.77	14.22%	$106,876	1.20%	0.26%	1.23%	83%
14.62	(19.61)	103,884	1.22	(0.06)	1.22	66
23.54	63.19	135,165	1.22	(0.03)	1.22	94
14.84	(6.76)	94,883	1.22	0.18	1.23	52
15.96	(8.77)	136,432	1.22	0.16	1.22	64

14.27	13.66	8,203	1.71	(0.27)	1.75	83
13.34	(20.00)	12,408	1.73	(0.59)	1.73	66
22.04	62.34	22,386	1.73	(0.56)	1.73	94
13.96	(7.25)	18,297	1.74	(0.34)	1.74	52
15.06	(9.22)	28,451	1.72	(0.35)	1.73	64

16.44	14.47	180,955	0.95	0.51	0.97	83
15.21	(19.36)	159,356	0.97	0.19	0.97	66
24.21	63.52	216,248	0.96	0.21	0.97	94
15.25	(6.51)	160,892	0.96	0.44	0.96	52
16.40	(8.49)	273,370	0.96	0.41	0.96	64

16.43	14.63	216,963	0.82	0.63	0.82	83
15.20	(19.22)	226,823	0.81	0.34	0.81	66
24.18	63.78	317,162	0.81	0.37	0.81	94
15.23	(6.37)	302,427	0.81	0.60	0.81	52
16.38	(8.42)	433,521	0.81	0.58	0.81	64

15.15	13.95	39,461	1.49	(0.03)	1.49	83
14.08	(19.82)	33,542	1.48	(0.32)	1.48	66
22.92	62.71	43,496	1.48	(0.31)	1.48	94
14.48	(7.01)	30,330	1.48	(0.09)	1.49	52
15.58	(8.95)	44,064	1.47	(0.07)	1.49	64

15.60	14.16	34,230	1.22	0.24	1.22	83
14.48	(19.58)	29,731	1.22	(0.05)	1.22	66
23.36	63.20	36,745	1.21	(0.04)	1.21	94
14.74	(6.78)	22,953	1.21	0.20	1.21	52
15.87	(8.75)	23,887	1.21	0.23	1.21	64

16.29	14.49	5,662	0.96	0.50	0.97	83
15.08	(19.37)	9,072	0.96	0.20	0.97	66
24.05	63.52	11,590	0.97	0.20	0.98	94
15.16	(6.55)	8,042	0.97	0.45	0.98	52
16.32	(8.52)	6,313	0.97	0.45	0.98	64
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R5
Year Ended June 30, 2023	$15.15	$0.11	$2.05	$2.16	$(0.10)	$(0.85)	$(0.95)
Year Ended June 30, 2022	24.13	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.20	0.07	9.49	9.56	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09	(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11	(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Class R6
Year Ended June 30, 2023	15.21	0.12	2.07	2.19	(0.11)	(0.85)	(0.96)
Year Ended June 30, 2022	24.20	0.09	(3.72)	(3.63)	(0.04)	(5.32)	(5.36)
Year Ended June 30, 2021	15.25	0.09	9.51	9.60	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11	(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12	(1.86)	(1.74)	(0.07)	(1.86)	(1.93)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$16.36	14.63%	$12,461	0.82%	0.68%	0.82%	83%
15.15	(19.25)	4,634	0.81	0.33	0.81	66
24.13	63.83	9,804	0.81	0.35	0.81	94
15.20	(6.36)	6,496	0.81	0.56	0.81	52
16.34	(8.39)	11,770	0.81	0.64	0.81	64

16.44	14.76	328,481	0.72	0.73	0.72	83
15.21	(19.18)	290,297	0.72	0.45	0.72	66
24.20	63.87	349,316	0.71	0.46	0.72	94
15.25	(6.27)	255,716	0.71	0.68	0.71	52
16.40	(8.30)	435,139	0.71	0.70	0.72	64
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	99

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Sustainable Leaders Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) and JPMorgan Small Cap Sustainable Leaders Fund (“Small Cap Sustainable Leaders Fund”) is to seek capital growth over the long term.
The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.
The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.
Class L Shares of Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the U.S. Small Company Fund unless they meet certain requirements as described in the U.S. Small Company Fund's prospectus.
Prior to October, 28, 2022, share classes of Small Cap Equity Fund were publicly offered on a limited basis. Investors were not eligible to purchase shares of the Small Cap Equity Fund unless they met certain requirements as described in the Small Cap Equity Fund's prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

100	J.P. Morgan Small Cap Funds	June 30, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,352,337	$—	$—	$1,352,337

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2023	J.P. Morgan Small Cap Funds	101

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,095,396	$—	$—	$6,095,396

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,331,681	$—	$—	$4,331,681

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$55,054	$—	$—	$55,054
Rights	—	—	— (a)	— (a)
Short-Term Investments
Investment Companies	906	—	—	906
Total Investments in Securities	$55,960	$—	$— (a)	$55,960

(a)	Amount rounds to less than one thousand.

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,424,590	$—	$—	$1,424,590
Appreciation in Other Financial Instruments
Futures Contracts (a)	$374	$—	$—	$374

(a)	Please refer to the SOI for specifics of portfolio holdings.

SMID Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$339,474	$—	$—	$339,474

(a)	Please refer to the SOI for specifics of portfolio holdings.

102	J.P. Morgan Small Cap Funds	June 30, 2023

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$3,073	$—	$—	$3,073
Air Freight & Logistics	6,217	—	—	6,217
Automobile Components	7,651	—	—	7,651
Banks	70,956	—	—	70,956
Beverages	3,534	—	—	3,534
Biotechnology	72,417	—	— (a)	72,417
Building Products	9,309	—	—	9,309
Capital Markets	18,375	—	—	18,375
Chemicals	16,669	—	—	16,669
Commercial Services & Supplies	17,872	—	—	17,872
Communications Equipment	5,769	—	—	5,769
Construction & Engineering	32,011	—	—	32,011
Construction Materials	466	—	—	466
Consumer Finance	9,842	—	—	9,842
Consumer Staples Distribution & Retail	13,254	—	—	13,254
Containers & Packaging	2,579	—	—	2,579
Diversified Consumer Services	1,711	—	—	1,711
Diversified REITs	2,030	—	—	2,030
Diversified Telecommunication Services	7,890	—	—	7,890
Electric Utilities	8,487	—	—	8,487
Electrical Equipment	16,602	—	—	16,602
Electronic Equipment, Instruments & Components	14,764	—	—	14,764
Energy Equipment & Services	17,305	—	—	17,305
Entertainment	1,102	—	—	1,102
Financial Services	32,011	—	—	32,011
Food Products	8,188	—	—	8,188
Gas Utilities	7,213	—	—	7,213
Ground Transportation	4,998	—	—	4,998
Health Care Equipment & Supplies	34,551	—	—	34,551
Health Care Providers & Services	24,866	—	—	24,866
Health Care REITs	5,530	—	—	5,530
Health Care Technology	6,854	—	—	6,854
Hotel & Resort REITs	10,598	—	—	10,598
Hotels, Restaurants & Leisure	28,793	—	—	28,793
Household Durables	27,184	—	—	27,184
Household Products	3,969	—	—	3,969
Independent Power and Renewable Electricity Producers	3,125	—	—	3,125
Industrial REITs	7,102	—	—	7,102
Insurance	9,090	—	—	9,090
Interactive Media & Services	5,696	—	—	5,696
IT Services	6,257	—	—	6,257
Leisure Products	3,479	—	—	3,479
Life Sciences Tools & Services	5,806	—	— (a)	5,806
Machinery	12,436	—	—	12,436
Marine Transportation	2,877	—	—	2,877
Media	5,505	—	—	5,505
Metals & Mining	12,814	—	—	12,814

June 30, 2023	J.P. Morgan Small Cap Funds	103

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
U.S. Small Company Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Mortgage Real Estate Investment Trusts (REITs)	$6,121	$—	$—	$6,121
Multi-Utilities	3,586	—	—	3,586
Office REITs	3,776	—	—	3,776
Oil, Gas & Consumable Fuels	32,870	—	—	32,870
Paper & Forest Products	986	—	—	986
Passenger Airlines	3,759	—	—	3,759
Personal Care Products	17,852	—	—	17,852
Pharmaceuticals	12,593	—	—	12,593
Professional Services	20,137	—	—	20,137
Real Estate Management & Development	864	—	—	864
Residential REITs	738	—	—	738
Retail REITs	15,627	—	—	15,627
Semiconductors & Semiconductor Equipment	35,932	—	—	35,932
Software	54,168	—	—	54,168
Specialized REITs	3,596	—	—	3,596
Specialty Retail	22,615	—	—	22,615
Technology Hardware, Storage & Peripherals	6,646	—	—	6,646
Textiles, Apparel & Luxury Goods	8,149	—	—	8,149
Trading Companies & Distributors	40,163	—	—	40,163
Water Utilities	2,590	—	—	2,590
Wireless Telecommunication Services	778	—	—	778
Total Common Stocks	922,373	—	— (a)	922,373
Short-Term Investments
Investment Companies	14,703	—	—	14,703
Investment of Cash Collateral from Securities Loaned	32,807	—	—	32,807
Total Short-Term Investments	47,510	—	—	47,510
Total Investments in Securities	$969,883	$—	$— (a)	$969,883
Appreciation in Other Financial Instruments
Futures Contracts	$123	$—	$—	$123

(a)	Amount rounds to less than one thousand.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

104	J.P. Morgan Small Cap Funds	June 30, 2023

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$49,439	$(49,439)	$—
Small Cap Equity Fund	301,326	(301,326)	—
Small Cap Growth Fund	280,844	(280,844)	—
Small Cap Value Fund	33,531	(33,531)	—
SMID Cap Equity Fund	2,863	(2,863)	—
U.S. Small Company Fund	32,149	(32,149)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

June 30, 2023	J.P. Morgan Small Cap Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Small Cap Blend Fund	$4
Small Cap Equity Fund	16
Small Cap Growth Fund	18
Small Cap Sustainable Leaders Fund	— (a)
Small Cap Value Fund	3
SMID Cap Equity Fund	1
U.S. Small Company Fund	3

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Small Cap Blend Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$27,327	$317,592	$315,227	$4	$—	$29,696	29,690	$1,407	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	34,981	235,249	225,000	29 *	(2)	45,257	45,252	1,641 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	4,611	155,382	154,518	—	—	5,475	5,475	228 *	—
Total	$66,919	$708,223	$694,745	$33	$(2)	$80,428		$3,276	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$189,446	$1,378,906	$1,406,339	$18	$(4)	$162,027	161,995	$7,724	$—

106	J.P. Morgan Small Cap Funds	June 30, 2023

Small Cap Equity Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	$159,955	$1,210,001	$1,123,000	$105 *	$(1)	$247,060	247,035	$7,660 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	18,662	466,297	422,992	—	—	61,967	61,968	949 *	—
Total	$368,063	$3,055,204	$2,952,331	$123	$(5)	$471,054		$16,333	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Growth Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$45,209	$876,576	$859,463	$(8)	$(2)	$62,312	62,300	$1,647	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	222,094	997,800	984,000	132 *	(12)	236,014	235,990	7,503 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	25,886	636,517	611,452	—	—	50,951	50,951	981 *	—
Total	$293,189	$2,510,893	$2,454,915	$124	$(14)	$349,277		$10,131	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Sustainable Leaders Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$1,396	$32,307	$32,797	$— (c)	$— (c)	$906	906	$41	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	4,091	1,000	5,094	3 *	—	—	—	29 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	1,630	11,395	13,025	—	—	—	—	11 *	—
Total	$7,117	$44,702	$50,916	$3	$— (c)	$906		$81	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

June 30, 2023	J.P. Morgan Small Cap Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Small Cap Value Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$19,171	$375,431	$365,803	$4	$(1)	$28,802	28,796	$1,302	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	20,571	204,000	196,000	15 *	—	28,586	28,583	1,181 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	3,163	184,634	182,299	—	—	5,498	5,498	186 *	—
Total	$42,905	$764,065	$744,102	$19	$(1)	$62,886		$2,669	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

SMID Cap Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$10,971	$103,294	$105,379	$— (c)	$(1)	$8,885	8,883	$321	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	3,046	20,289	20,307	—	—	3,028	3,028	31 *	—
Total	$14,017	$123,583	$125,686	$— (c)	$(1)	$11,913		$352	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Small Company Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$23,202	$277,076	$285,576	$2	$(1)	$14,703	14,700	$669	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	18,571	172,000	164,000	18 *	(1)	26,588	26,585	1,093 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	1,124	142,066	136,971	—	—	6,219	6,219	176 *	—
Total	$42,897	$591,142	$586,547	$20	$(2)	$47,510		$1,938	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

108	J.P. Morgan Small Cap Funds	June 30, 2023

E. Futures Contracts — Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended June 30, 2023:
	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$31,681	$17,314
Ending Notional Balance Long	21,792	11,514
F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
G. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Small Cap Blend Fund
Transfer agency fees	$22	$3	$6	n/a	n/a	n/a	n/a	n/a	$1	$32
Small Cap Equity Fund
Transfer agency fees	63	2	205	n/a	$2	$— (a)	$— (a)	$11	28	311

June 30, 2023	J.P. Morgan Small Cap Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Small Cap Growth Fund
Transfer agency fees	$38	$3	$15	$6	$4	$2	$— (a)	$1	$84	$153
Small Cap Sustainable Leaders Fund
Transfer agency fees	2	— (a)	1	n/a	— (a)	— (a)	— (a)	4	2	9
Small Cap Value Fund
Transfer agency fees	27	1	10	n/a	21	5	— (a)	4	26	94
SMID Cap Equity Fund
Transfer agency fees	25	2	9	n/a	n/a	— (a)	— (a)	n/a	2	38
U.S. Small Company Fund
Transfer agency fees	10	3	9	4	8	1	— (a)	— (a)	18	53

(a)	Amount rounds to less than one thousand.
H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$—	$214	$(214)
Small Cap Equity Fund	(323)	45	278
Small Cap Growth Fund	(17,710)	17,779	(69)
Small Cap Sustainable Leaders Fund	188	40	(228)
Small Cap Value Fund	—	362	(362)
SMID Cap Equity Fund	(11)	(8)	19
U.S. Small Company Fund	—	111	(111)
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and redesignation of dividends.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Equity Fund	0.65

110	J.P. Morgan Small Cap Funds	June 30, 2023

Small Cap Growth Fund	0.65%
Small Cap Sustainable Leaders Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A , Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Sustainable Leaders Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$48	$2
Small Cap Equity Fund	17	—
Small Cap Growth Fund	11	—
Small Cap Sustainable Leaders Fund	1	— (a)
Small Cap Value Fund	5	— (a)
SMID Cap Equity Fund	3	— (a)
U.S. Small Company Fund	5	— (a)

(a)	Amount rounds to less than one thousand.

June 30, 2023	J.P. Morgan Small Cap Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Sustainable Leaders Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Small Cap Blend Fund	1.24%	1.74%	0.99%	n/a	n/a	n/a	n/a	n/a	0.74%
Small Cap Equity Fund	n/a	n/a	0.99	n/a	1.49%	n/a	0.99%	0.80%	n/a
Small Cap Growth Fund	1.24	1.74	0.99	n/a	1.49	1.24%	0.99	0.84	0.74
Small Cap Sustainable Leaders Fund	1.14	1.64	0.89	n/a	1.39	1.14	0.89	0.70	0.65
Small Cap Value Fund	1.19 (1)	1.69 (1)	0.94 (1)	n/a	1.49	1.24	0.99	0.84 (1)	0.74 (1)
SMID Cap Equity Fund	1.09 (2)	1.59 (2)	0.84 (2)	n/a	n/a	1.09 (2)	0.84 (2)	n/a	0.59 (2)
U.S. Small Company Fund	1.19 (3)	1.69 (3)	0.94 (3)	n/a	n/a	n/a	n/a	n/a	n/a

(1)
Prior to November 1, 2022, there was no contractual expense limitation in place for Class A, Class R5 and Class R6 and the contractual expense limitation was 1.74% and 0.99% for Class C and Class I, respectively.

(2)	Prior to November 1, 2022, the contractual expense limitation was 1.14%, 1.64%, 0.89%, 1.14%, 0.89% and 0.64% for Class A, Class C, Class I, Class R3, Class R4 and Class R6, respectively.
(3)	Prior to November 1, 2022, there was no contractual expense limitation for Class A, Class C and Class I.
Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.

112	J.P. Morgan Small Cap Funds	June 30, 2023

For the year ended June 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$208	$139	$29	$376	$—
Small Cap Equity Fund	—	—	607	607	—
Small Cap Growth Fund	278	180	64	522	84
Small Cap Sustainable Leaders Fund	215	65	24	304	7
Small Cap Value Fund	108	71	189	368	14
SMID Cap Equity Fund	189	126	33	348	2
U.S. Small Company Fund	—	—	69	69	—
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2023 were as follows:

Small Cap Blend Fund	$44
Small Cap Equity Fund	256
Small Cap Growth Fund	55
Small Cap Sustainable Leaders Fund	2
Small Cap Value Fund	43
SMID Cap Equity Fund	10
U.S. Small Company Fund	22
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023, the amount of these reimbursements were as follows:

Small Cap Blend Fund	$2
Small Cap Equity Fund	2
Small Cap Growth Fund	2
Small Cap Sustainable Leaders Fund	2
Small Cap Value Fund	2
SMID Cap Equity Fund	2
U.S. Small Company Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2023, Small Cap Blend Fund, Small Cap Growth Fund, Small Cap Sustainable Leaders Fund, Small Cap Value Fund and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

June 30, 2023	J.P. Morgan Small Cap Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$533,637	$427,248
Small Cap Equity Fund	1,244,213	1,691,148
Small Cap Growth Fund	1,301,754	1,746,678
Small Cap Sustainable Leaders Fund	6,874	97,243
Small Cap Value Fund	1,045,188	1,031,144
SMID Cap Equity Fund	98,861	102,523
U.S. Small Company Fund	735,846	773,194
During the year ended June 30, 2023, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,232,941	$230,088	$110,692	$119,396
Small Cap Equity Fund	4,756,831	1,736,803	398,238	1,338,565
Small Cap Growth Fund	3,955,574	956,508	580,401	376,107
Small Cap Sustainable Leaders Fund	66,808	8,145	18,993	(10,848)
Small Cap Value Fund	1,339,121	201,619	115,776	85,843
SMID Cap Equity Fund	302,240	53,777	16,543	37,234
U.S. Small Company Fund	872,328	167,073	69,395	97,678
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to certain derivatives, tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$3,896	$21,401	$25,297
Small Cap Equity Fund	14,354	649,822	664,176
Small Cap Growth Fund	—	14,788	14,788
Small Cap Sustainable Leaders Fund	191	—	191
Small Cap Value Fund	17,649	100,386	118,035
SMID Cap Equity Fund	1,631	33,622	35,253
U.S. Small Company Fund	4,425	47,240	51,665

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

114	J.P. Morgan Small Cap Funds	June 30, 2023

The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$36,727	$43,999	$80,726
Small Cap Equity Fund	281,125	1,054,379	1,335,504
Small Cap Growth Fund	169,421	546,759	716,180
Small Cap Sustainable Leaders Fund	25,834	66,893	92,727
Small Cap Value Fund	84,616	143,790	228,406
SMID Cap Equity Fund	42,704	32,497	75,201
U.S. Small Company Fund	101,585	147,525	249,110

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$2,481	$(31,086)	$119,396
Small Cap Equity Fund	28,882	200,598	1,338,565
Small Cap Growth Fund	—	(163,028)	376,107
Small Cap Sustainable Leaders Fund	121	(42,171)	(10,848)
Small Cap Value Fund	7,168	24,199	85,843
SMID Cap Equity Fund	687	—	37,234
U.S. Small Company Fund	1,939	(15,080)	97,678
The cumulative timing differences primarily consist of certain derivatives, tax adjustments on certain investments, post-October capital loss deferrals and wash sale loss deferrals.
As of June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Small Cap Blend Fund	$21,746	$9,340
Small Cap Growth Fund	29,849	133,179
Small Cap Sustainable Leaders Fund	30,790	11,381
U.S. Small Company Fund	15,080	—

June 30, 2023	J.P. Morgan Small Cap Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Small Cap Blend Fund	$(561)	$22,387	$—
Small Cap Equity Fund	28,843	—	—
Small Cap Growth Fund	9,781	106,925	4,938
Small Cap Sustainable Leaders Fund	406	7,524	—
Small Cap Value Fund	22,224	—	—
SMID Cap Equity Fund	2,398	4,781	—
U.S. Small Company Fund	8,909	(7,007)	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2023.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended June 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

116	J.P. Morgan Small Cap Funds	June 30, 2023

As of June 30, 2023, the Funds had individual shareholder and/or affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	— %	1	57.0%
Small Cap Equity Fund	—	—	2	34.4
Small Cap Growth Fund	—	—	1	14.5
Small Cap Sustainable Leaders Fund	—	—	2	41.4
Small Cap Value Fund	—	—	1	11.6
SMID Cap Equity Fund	1	30.0	1	18.6
U.S. Small Company Fund	—	—	3	44.3
As of June 30, 2023, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	15.7%	13.4%
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Because the Funds invest in Real Estate Investment Trusts ("REITs"), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

June 30, 2023	J.P. Morgan Small Cap Funds	117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Sustainable Leaders Fund, JPMorgan Small Cap Value Fund, JPMorgan SMID Cap Equity Fund and JPMorgan U.S. Small Company Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Sustainable Leaders Fund and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan SMID Cap Equity Fund (three of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the "Funds") as of June 30, 2023, the related statements of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

118	J.P. Morgan Small Cap Funds	June 30, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

June 30, 2023	J.P. Morgan Small Cap Funds	119

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

120	J.P. Morgan Small Cap Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Boards' current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

June 30, 2023	J.P. Morgan Small Cap Funds	121

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

122	J.P. Morgan Small Cap Funds	June 30, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

June 30, 2023	J.P. Morgan Small Cap Funds	123

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

124	J.P. Morgan Small Cap Funds	June 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,086.60	$6.42	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,084.30	8.99	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,087.90	5.13	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R6
Actual	1,000.00	1,089.50	3.83	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,056.70	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,054.20	8.86	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,057.90	5.05	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	1,055.30	7.59	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

June 30, 2023	J.P. Morgan Small Cap Funds	125

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$1,056.60	$6.32	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,057.90	5.05	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,059.10	4.08	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,059.30	3.78	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,130.70	6.55	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,128.00	9.18	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,132.50	5.23	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,133.30	4.44	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R2
Actual	1,000.00	1,129.50	7.87	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,131.00	6.55	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,132.40	5.23	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,133.20	4.44	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,133.90	3.92	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan Small Cap Sustainable Leaders Fund
Class A
Actual	1,000.00	1,031.60	5.74	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,029.10	8.25	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,032.80	4.49	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

126	J.P. Morgan Small Cap Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Sustainable Leaders Fund (continued)
Class R2
Actual	$1,000.00	$1,030.40	$7.00	1.39%
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R3
Actual	1,000.00	1,031.70	5.74	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,032.80	4.49	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	1,033.70	3.53	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R6
Actual	1,000.00	1,034.10	3.28	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,026.60	5.98	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class C
Actual	1,000.00	1,023.90	8.48	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Class I
Actual	1,000.00	1,027.70	4.73	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,025.20	7.48	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,026.00	6.23	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,027.50	4.98	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,028.30	4.22	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,029.00	3.72	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan SMID Cap Equity Fund
Class A
Actual	1,000.00	1,080.80	5.62	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class C
Actual	1,000.00	1,077.90	8.19	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class I
Actual	1,000.00	1,082.60	4.34	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

June 30, 2023	J.P. Morgan Small Cap Funds	127

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SMID Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$1,080.20	$5.62	1.09%
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R4
Actual	1,000.00	1,082.30	4.34	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,083.60	3.05	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	1,075.00	6.12	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class C
Actual	1,000.00	1,072.90	8.69	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Class I
Actual	1,000.00	1,076.60	4.84	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class L
Actual	1,000.00	1,077.40	4.22	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R2
Actual	1,000.00	1,073.70	7.66	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,075.10	6.28	1.22
Hypothetical	1,000.00	1,018.75	6.11	1.22
Class R4
Actual	1,000.00	1,076.70	4.99	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class R5
Actual	1,000.00	1,077.00	4.22	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R6
Actual	1,000.00	1,077.30	3.71	0.72
Hypothetical	1,000.00	1,021.22	3.61	0.72

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

128	J.P. Morgan Small Cap Funds	June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2023	J.P. Morgan Small Cap Funds	129

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023:
Dividends Received Deduction
JPMorgan Small Cap Blend Fund	100.00%
JPMorgan Small Cap Equity Fund	100.00
JPMorgan Small Cap Sustainable Leaders Fund	100.00
JPMorgan Small Cap Value Fund	100.00
JPMorgan SMID Cap Equity Fund	100.00
JPMorgan U.S. Small Company Fund	100.00
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023:
Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$21,401
JPMorgan Small Cap Equity Fund	649,822
JPMorgan Small Cap Growth Fund	14,788
JPMorgan Small Cap Value Fund	100,386
JPMorgan SMID Cap Equity Fund	33,622
JPMorgan U.S. Small Company Fund	47,240
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023:
Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$3,896
JPMorgan Small Cap Equity Fund	14,354
JPMorgan Small Cap Sustainable Leaders Fund	191
JPMorgan Small Cap Value Fund	17,649
JPMorgan SMID Cap Equity Fund	1,631
JPMorgan U.S. Small Company Fund	4,425

130	undefined	June 30, 2023

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-SC-623

Annual Report
J.P. Morgan SmartRetirement® Funds
June 30, 2023
JPMorgan SmartRetirement® Income Fund
JPMorgan SmartRetirement® 2020 Fund
JPMorgan SmartRetirement® 2025 Fund
JPMorgan SmartRetirement® 2030 Fund
JPMorgan SmartRetirement® 2035 Fund
JPMorgan SmartRetirement® 2040 Fund
JPMorgan SmartRetirement® 2045 Fund
JPMorgan SmartRetirement® 2050 Fund
JPMorgan SmartRetirement® 2055 Fund
JPMorgan SmartRetirement® 2060 Fund
JPMorgan SmartRetirement® 2065 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

June 30, 2023	J.P. Morgan SmartRetirement® Funds	1

JPMorgan SmartRetirement® Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2023 ($000)
JPMorgan SmartRetirement® Income Fund	6.95%	5.87%	S&P Target Date Retirement Income Index	1,212,982
JPMorgan SmartRetirement® 2020 Fund	6.80%	7.86%	S&P Target Date 2020 Index	1,649,221
JPMorgan SmartRetirement® 2025 Fund	8.07%	8.95%	S&P Target Date 2025 Index	3,287,165
JPMorgan SmartRetirement® 2030 Fund	10.22%	10.63%	S&P Target Date 2030 Index	4,525,198
JPMorgan SmartRetirement® 2035 Fund	11.87%	12.37%	S&P Target Date 2035 Index	3,888,185
JPMorgan SmartRetirement® 2040 Fund	13.56%	13.92%	S&P Target Date 2040 Index	3,964,025
JPMorgan SmartRetirement® 2045 Fund	14.60%	15.04%	S&P Target Date 2045 Index	3,037,261
JPMorgan SmartRetirement® 2050 Fund	14.87%	15.51%	S&P Target Date 2050 Index	2,699,694
JPMorgan SmartRetirement® 2055 Fund	14.72%	15.64%	S&P Target Date 2055 Index	1,687,541
JPMorgan SmartRetirement® 2060 Fund	14.74%	15.73%	S&P Target Date 2060+ Index	606,150
JPMorgan SmartRetirement® 2065 Fund **	15.74%	15.87%	S&P Target Date 2065+ Index	4,116

*
Returns for the JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2055 Fund,
JPMorgan SmartRetirement® 2060 Fund and JPMorgan SmartRetirement® 2065 Fund are based on Class I Shares. The remaining JPMorgan
SmartRetirement® Funds’ returns are based on Class R5 Shares.

**	Commencement of operations was November 1, 2022.

2	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	53.8%
U.S. Equity	25.3
International Equity	14.6
Others (each less than 1.0%)	1.1
Short-Term Investments	5.2
JPMorgan SmartRetirement® 2020 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	53.9%
U.S. Equity	25.5
International Equity	14.7
Others (each less than 1.0%)	1.2
Short-Term Investments	4.7
JPMorgan SmartRetirement® 2025 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	49.3%
U.S. Equity	30.1
International Equity	17.4
Alternative Assets	1.0
U.S. Treasury Notes	0.2
Short-Term Investments	2.0
JPMorgan SmartRetirement® 2030 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	38.4%
U.S. Equity	37.1
International Equity	20.9
Alternative Assets	1.2
U.S. Treasury Notes	0.1
Short-Term Investments	2.3
JPMorgan SmartRetirement® 2035 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	45.8%
Fixed Income	26.0
International Equity	24.4
Alternative Assets	1.4
U.S. Treasury Notes	0.1
Short-Term Investments	2.3
JPMorgan SmartRetirement® 2040 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	52.1%
International Equity	28.2
Fixed Income	16.5
Alternative Assets	1.7
U.S. Treasury Notes	0.2
Short-Term Investments	1.3
JPMorgan SmartRetirement® 2045 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	57.0%
International Equity	31.0
Fixed Income	8.4
Alternative Assets	1.8
U.S. Treasury Notes	0.1
Short-Term Investments	1.7
JPMorgan SmartRetirement® 2050 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	58.7%
International Equity	32.0
Fixed Income	5.6
Alternative Assets	1.8
U.S. Treasury Notes	0.3
Short-Term Investments	1.6

June 30, 2023	J.P. Morgan SmartRetirement® Funds	3

JPMorgan SmartRetirement® Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
JPMorgan SmartRetirement® 2055 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	58.8%
International Equity	32.0
Fixed Income	5.6
Alternative Assets	1.9
U.S. Treasury Notes	0.2
Short-Term Investments	1.5
JPMorgan SmartRetirement® 2060 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	58.3%
International Equity	31.8
Fixed Income	5.8
Alternative Assets	1.9
U.S. Treasury Notes	0.1
Short-Term Investments	2.1
JPMorgan SmartRetirement® 2065 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	56.7%
International Equity	31.4
Fixed Income	5.3
Alternative Assets	1.8
Short-Term Investments	4.8

4	J.P. Morgan SmartRetirement® Funds	June 30, 2023

J.P. Morgan SmartRetirement® Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
HOW DID THE MARKET PERFORM?
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Fixed-income markets generally underperformed developed markets equity. High yield debt (also known as junk bonds) and emerging markets debt provided positive returns for the period, while corporate bonds and sovereign debt had mixed returns.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of 2022 as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices began to recede. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty by the end of 2022.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.
WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?
The JPMorgan SmartRetirement Income Fund outperformed its respective S&P Target Date Index (the “Benchmark”), while the remaining ten SmartRetirement Funds (Class I Shares or Class R5 Shares) underperformed their respective Benchmarks for twelve months ended June 30, 2023.
In terms of manager selection, the Funds’ investments in international developed equity, U.S. core fixed income and emerging markets equity contributed to the performance relative to the Funds’ respective Benchmarks. Specifically, the JPMorgan International Research Enhanced Equity ETF and JPMorgan Emerging Markets Equity Fund were leading contributors to relative performance. The Funds’ investments in U.S. multi cap equites, high yield bonds (also known as junk bonds) and real estate investment trusts detracted from performance relative to the Funds’ respective Benchmarks. Specifically, the JPMorgan Value Advantage Fund, JPMorgan U.S. Equity Fund and the JPMorgan High Yield Bond Fund were leading detractors from relative performance.
From a strategic perspective, the Funds’ larger overall allocations to equities and smaller allocations to fixed income contributed to the Funds’ relative performance, particularly for Funds of longer target dates. The Funds’ overweight allocations to U.S. large cap stocks were leading contributors to relative performance, while the Funds’ underweight allocations to international developed markets equity and U.S. mid cap stocks were leading detractors from relative performance.
From an active asset allocation perspective, the Funds’ underweight allocations to equity were leading detractors from relative performance as equity markets delivered positive returns despite investor uncertainty surrounding the Russian invasion of Ukraine, the European energy crisis in 2022, several high-profile bank failures in 2023 and the direction of U.S. Federal Reserve policy.
Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Active asset allocation generally involves a more active approach and seeks to take advantage of short-to-intermediate term investment opportunities.
HOW WERE THE FUNDS POSITIONED?
The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio

June 30, 2023	J.P. Morgan SmartRetirement® Funds	5

J.P. Morgan SmartRetirement® Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.
The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the
Funds’ long-term risk-adjusted returns. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement active asset allocations.

*
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge *		1.81%	2.19%	3.51%
Without Sales Charge		6.63	3.14	3.98
CLASS C SHARES	May 15, 2006
With CDSC **		4.95	2.50	3.45
Without CDSC		5.95	2.50	3.45
CLASS I SHARES	May 15, 2006	6.83	3.27	4.10
CLASS R2 SHARES	November 3, 2008	6.22	2.70	3.60
CLASS R3 SHARES	September 9, 2016	6.49	2.96	3.85
CLASS R4 SHARES	September 9, 2016	6.75	3.23	4.06
CLASS R5 SHARES	May 15, 2006	6.95	3.38	4.21
CLASS R6 SHARES	November 3, 2014	7.01	3.48	4.29

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® Income Fund and the S&P Target Date Retirement Income Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2023	J.P. Morgan SmartRetirement® Funds	7

JPMorgan SmartRetirement® Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2020 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge *		1.72%	2.31%	4.38%
Without Sales Charge		6.50	3.25	4.86
CLASS C SHARES	May 15, 2006
With CDSC **		4.82	2.63	4.34
Without CDSC		5.82	2.63	4.34
CLASS I SHARES	May 15, 2006	6.70	3.41	5.00
CLASS R2 SHARES	November 3, 2008	6.06	2.86	4.51
CLASS R3 SHARES	September 9, 2016	6.38	3.12	4.76
CLASS R4 SHARES	September 9, 2016	6.66	3.39	4.97
CLASS R5 SHARES	May 15, 2006	6.80	3.54	5.13
CLASS R6 SHARES	November 3, 2014	6.89	3.64	5.22

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2020 Fund and the S&P Target Date 2020 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2023	J.P. Morgan SmartRetirement® Funds	9

JPMorgan SmartRetirement® 2020 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2025 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge *		2.95%	3.07%	5.21%
Without Sales Charge		7.80	4.02	5.70
CLASS C SHARES	July 31, 2007
With CDSC **		6.19	3.42	5.17
Without CDSC		7.19	3.42	5.17
CLASS I SHARES	July 31, 2007	8.07	4.21	5.84
CLASS R2 SHARES	November 3, 2008	7.50	3.68	5.37
CLASS R3 SHARES	September 9, 2016	7.73	3.93	5.62
CLASS R4 SHARES	September 9, 2016	8.01	4.19	5.83
CLASS R5 SHARES	July 31, 2007	8.23	4.35	5.99
CLASS R6 SHARES	November 3, 2014	8.37	4.46	6.08

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2025 Fund and the S&P Target Date 2025 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	11

JPMorgan SmartRetirement® 2025 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2030 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge *		4.89%	3.80%	5.96%
Without Sales Charge		9.85	4.76	6.45
CLASS C SHARES	May 15, 2006
With CDSC **		8.27	4.17	5.93
Without CDSC		9.27	4.17	5.93
CLASS I SHARES	May 15, 2006	10.02	4.94	6.60
CLASS R2 SHARES	November 3, 2008	9.52	4.41	6.12
CLASS R3 SHARES	September 9, 2016	9.75	4.67	6.38
CLASS R4 SHARES	September 9, 2016	10.10	4.94	6.59
CLASS R5 SHARES	May 15, 2006	10.22	5.08	6.75
CLASS R6 SHARES	November 3, 2014	10.36	5.20	6.83

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2030 Fund and the S&P Target Date 2030 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2023	J.P. Morgan SmartRetirement® Funds	13

JPMorgan SmartRetirement® 2030 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2035 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge *		6.64%	4.86%	6.74%
Without Sales Charge		11.67	5.83	7.23
CLASS C SHARES	July 31, 2007
With CDSC **		10.01	5.23	6.71
Without CDSC		11.01	5.23	6.71
CLASS I SHARES	July 31, 2007	11.87	6.02	7.39
CLASS R2 SHARES	November 3, 2008	11.31	5.48	6.90
CLASS R3 SHARES	September 9, 2016	11.52	5.73	7.15
CLASS R4 SHARES	September 9, 2016	11.86	6.01	7.38
CLASS R5 SHARES	July 31, 2007	12.03	6.17	7.54
CLASS R6 SHARES	November 3, 2014	12.10	6.26	7.62

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2035 Fund and the S&P Target Date 2035 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	15

JPMorgan SmartRetirement® 2035 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2040 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge *		8.02%	5.48%	7.26%
Without Sales Charge		13.12	6.45	7.75
CLASS C SHARES	May 15, 2006
With CDSC **		11.47	5.84	7.22
Without CDSC		12.47	5.84	7.22
CLASS I SHARES	May 15, 2006	13.39	6.64	7.90
CLASS R2 SHARES	November 3, 2008	12.83	6.10	7.42
CLASS R3 SHARES	September 9, 2016	13.11	6.37	7.68
CLASS R4 SHARES	September 9, 2016	13.40	6.64	7.89
CLASS R5 SHARES	May 15, 2006	13.56	6.79	8.06
CLASS R6 SHARES	November 3, 2014	13.65	6.90	8.14

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2040 Fund and the S&P Target Date 2040 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2023	J.P. Morgan SmartRetirement® Funds	17

JPMorgan SmartRetirement® 2040 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2045 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge *		9.11%	5.98%	7.53%
Without Sales Charge		14.22	6.96	8.03
CLASS C SHARES	July 31, 2007
With CDSC **		12.58	6.34	7.50
Without CDSC		13.58	6.34	7.50
CLASS I SHARES	July 31, 2007	14.47	7.13	8.18
CLASS R2 SHARES	November 3, 2008	13.92	6.59	7.70
CLASS R3 SHARES	September 9, 2016	14.19	6.87	7.96
CLASS R4 SHARES	September 9, 2016	14.45	7.13	8.16
CLASS R5 SHARES	July 31, 2007	14.60	7.29	8.33
CLASS R6 SHARES	November 3, 2014	14.75	7.40	8.41

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2045 Fund and the S&P Target Date 2045 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2023	J.P. Morgan SmartRetirement® Funds	19

JPMorgan SmartRetirement® 2045 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2050 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge *		9.36%	5.99%	7.53%
Without Sales Charge		14.52	6.96	8.03
CLASS C SHARES	July 31, 2007
With CDSC **		12.86	6.35	7.49
Without CDSC		13.86	6.35	7.49
CLASS I SHARES	July 31, 2007	14.76	7.15	8.18
CLASS R2 SHARES	November 3, 2008	14.20	6.61	7.69
CLASS R3 SHARES	September 9, 2016	14.45	6.88	7.95
CLASS R4 SHARES	September 9, 2016	14.74	7.13	8.17
CLASS R5 SHARES	July 31, 2007	14.87	7.29	8.33
CLASS R6 SHARES	November 3, 2014	15.02	7.41	8.42

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2050 Fund and the S&P Target Date 2050 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

June 30, 2023	J.P. Morgan SmartRetirement® Funds	21

JPMorgan SmartRetirement® 2050 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2055 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 31, 2012
With Sales Charge *		9.38%	6.01%	7.58%
Without Sales Charge		14.52	6.99	8.07
CLASS C SHARES	January 31, 2012
With CDSC **		12.86	6.37	7.53
Without CDSC		13.86	6.37	7.53
CLASS I SHARES	January 31, 2012	14.72	7.17	8.22
CLASS R2 SHARES	January 31, 2012	14.16	6.63	7.73
CLASS R3 SHARES	September 9, 2016	14.42	6.90	7.99
CLASS R4 SHARES	September 9, 2016	14.69	7.16	8.21
CLASS R5 SHARES	January 31, 2012	14.86	7.32	8.37
CLASS R6 SHARES	November 3, 2014	15.00	7.44	8.46

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2055 Fund and the S&P Target Date 2055 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also,

June 30, 2023	J.P. Morgan SmartRetirement® Funds	23

JPMorgan SmartRetirement® 2055 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2060 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge *		9.40%	5.99%	7.48%
Without Sales Charge		14.53	6.98	8.21
CLASS C SHARES	August 31, 2016
With CDSC **		12.90	6.36	7.58
Without CDSC		13.90	6.36	7.58
CLASS I SHARES	August 31, 2016	14.74	7.17	8.38
CLASS R2 SHARES	August 31, 2016	14.19	6.62	7.85
CLASS R3 SHARES	September 9, 2016	14.51	6.90	8.10
CLASS R4 SHARES	September 9, 2016	14.71	7.15	8.37
CLASS R5 SHARES	August 31, 2016	14.97	7.32	8.53
CLASS R6 SHARES	August 31, 2016	15.05	7.42	8.64

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (8/31/16 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2016.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	25

JPMorgan SmartRetirement® 2065 Fund
FUND COMMENTARY
FOR THE PERIOD November 1, 2022 (FUND INCEPTION) THROUGH June 30, 2023 (Unaudited)
TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	November 1, 2022
With Sales Charge *		10.34%
Without Sales Charge		15.57
CLASS C SHARES	November 1, 2022
With CDSC **		14.13
Without CDSC		15.13
CLASS I SHARES	November 1, 2022	15.74
CLASS R2 SHARES	November 1, 2022	15.31
CLASS R3 SHARES	November 1, 2022	15.49
CLASS R4 SHARES	November 1, 2022	15.74
CLASS R5 SHARES	November 1, 2022	15.83
CLASS R6 SHARES	November 1, 2022	15.92

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.
LIFE OF FUND PERFORMANCE (11/1/22 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on November 1, 2022.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2065 Fund and the S&P Target Date 2065+ Index from November 1, 2022 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2065+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable.
The S&P Target Date 2065+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2065+ Index is comprised of underlying indices of securities. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26

JPMorgan SmartRetirement® Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 76.8%
Fixed Income — 48.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	39,016	397,572
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	17,514	125,573
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	106	630
JPMorgan High Yield Fund Class R6 Shares (a)	9,866	61,075
Total Fixed Income		584,850
International Equity — 6.3%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	468	14,009
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	893	13,846
JPMorgan International Equity Fund Class R6 Shares (a)	2,618	48,513
Total International Equity		76,368
U.S. Equity — 22.3%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	273	14,609
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	371	7,313
JPMorgan Small Cap Value Fund Class R6 Shares (a)	292	7,255
JPMorgan U.S. Equity Fund Class R6 Shares (a)	6,056	120,810
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	3,500	119,850
Total U.S. Equity		269,837
Total Investment Companies (Cost $877,843)		931,055
Exchange-Traded Funds — 17.0%
Alternative Assets — 0.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	31	2,562
JPMorgan Realty Income ETF (a)	178	7,551
Total Alternative Assets		10,113
Fixed Income — 5.1%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	327	15,115
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	41	1,834
JPMorgan Inflation Managed Bond ETF (a)	978	45,156
Total Fixed Income		62,105
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 8.2%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	325	11,844
JPMorgan International Research Enhanced Equity ETF (a)	1,539	87,934
Total International Equity		99,778
U.S. Equity — 2.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	430	34,056
Total Exchange-Traded Funds (Cost $191,505)		206,052
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $3,935)	4,019	3,915
	SHARES (000)
Short-Term Investments — 5.1%
Investment Companies — 5.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $62,290)	62,290	62,290
Total Investments — 99.2% (Cost $1,135,573)		1,203,312
Other Assets Less Liabilities — 0.8%		9,670
NET ASSETS — 100.0%		1,212,982

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	27

JPMorgan SmartRetirement® Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	185	09/20/2023	USD	20,775	(167)
Short Contracts
EURO STOXX 50 Index	(68)	09/15/2023	EUR	(3,294)	(63)
MSCI EAFE E-Mini Index	(88)	09/15/2023	USD	(9,481)	(68)
MSCI Emerging Markets E-Mini Index	(369)	09/15/2023	USD	(18,409)	214
S&P 500 E-Mini Index	(74)	09/15/2023	USD	(16,600)	(508)
					(425)
					(592)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 76.5%
Fixed Income — 47.9%
JPMorgan Core Bond Fund Class R6 Shares (a)	52,651	536,512
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	23,607	169,260
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	168	1,001
JPMorgan High Yield Fund Class R6 Shares (a)	13,547	83,858
Total Fixed Income		790,631
International Equity — 6.3%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	570	17,062
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,245	19,309
JPMorgan International Equity Fund Class R6 Shares (a)	3,614	66,957
Total International Equity		103,328
U.S. Equity — 22.3%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	373	19,911
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	505	9,967
JPMorgan Small Cap Value Fund Class R6 Shares (a)	398	9,886
JPMorgan U.S. Equity Fund Class R6 Shares (a)	8,224	164,072
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	4,803	164,447
Total U.S. Equity		368,283
Total Investment Companies (Cost $1,189,985)		1,262,242
Exchange-Traded Funds — 17.1%
Alternative Assets — 0.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	42	3,572
JPMorgan Realty Income ETF (a)	249	10,530
Total Alternative Assets		14,102
Fixed Income — 5.2%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	449	20,738
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	53	2,360
JPMorgan Inflation Managed Bond ETF (a)	1,342	61,950
Total Fixed Income		85,048
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 8.3%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	454	16,516
JPMorgan International Research Enhanced Equity ETF (a)	2,097	119,828
Total International Equity		136,344
U.S. Equity — 2.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	585	46,407
Total Exchange-Traded Funds (Cost $262,023)		281,901
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $5,138)	5,248	5,112
	SHARES (000)
Short-Term Investments — 4.7%
Investment Companies — 4.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $76,598)	76,598	76,598
Total Investments — 98.6% (Cost $1,533,744)		1,625,853
Other Assets Less Liabilities — 1.4%		23,368
NET ASSETS — 100.0%		1,649,221

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	29

JPMorgan SmartRetirement® 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	254	09/20/2023	USD	28,523	(230)
Short Contracts
EURO STOXX 50 Index	(95)	09/15/2023	EUR	(4,601)	(88)
MSCI EAFE E-Mini Index	(123)	09/15/2023	USD	(13,251)	(95)
MSCI Emerging Markets E-Mini Index	(513)	09/15/2023	USD	(25,594)	297
S&P 500 E-Mini Index	(99)	09/15/2023	USD	(22,208)	(679)
					(565)
					(795)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 79.6%
Fixed Income — 45.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	99,148	1,010,322
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	44,096	316,171
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,424	8,459
JPMorgan High Yield Fund Class R6 Shares (a)	26,518	164,143
Total Fixed Income		1,499,095
International Equity — 7.5%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,623	48,564
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,098	48,045
JPMorgan International Equity Fund Class R6 Shares (a)	8,167	151,337
Total International Equity		247,946
U.S. Equity — 26.5%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	865	46,185
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,205	23,776
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,011	25,098
JPMorgan U.S. Equity Fund Class R6 Shares (a)	19,451	388,047
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	11,340	388,304
Total U.S. Equity		871,410
Total Investment Companies (Cost $2,540,586)		2,618,451
Exchange-Traded Funds — 17.5%
Alternative Assets — 1.0%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	97	8,193
JPMorgan Realty Income ETF (a)	568	24,082
Total Alternative Assets		32,275
Fixed Income — 3.4%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	564	26,031
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	155	6,908
JPMorgan Inflation Managed Bond ETF (a)	1,687	77,916
Total Fixed Income		110,855
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 9.8%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1,128	41,081
JPMorgan International Research Enhanced Equity ETF (a)	4,904	280,163
Total International Equity		321,244
U.S. Equity — 3.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,387	109,934
Total Exchange-Traded Funds (Cost $529,091)		574,308
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $5,260)	5,378	5,239
	SHARES (000)
Short-Term Investments — 2.0%
Investment Companies — 2.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $66,010)	66,010	66,010
Total Investments — 99.3% (Cost $3,140,947)		3,264,008
Other Assets Less Liabilities — 0.7%		23,157
NET ASSETS — 100.0%		3,287,165

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	31

JPMorgan SmartRetirement® 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	548	09/20/2023	USD	61,539	(451)
Short Contracts
EURO STOXX 50 Index	(182)	09/15/2023	EUR	(8,816)	(169)
MSCI EAFE E-Mini Index	(238)	09/15/2023	USD	(25,640)	(183)
MSCI Emerging Markets E-Mini Index	(821)	09/15/2023	USD	(40,960)	475
S&P 500 E-Mini Index	(79)	09/15/2023	USD	(17,721)	(542)
					(419)
					(870)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 79.1%
Fixed Income — 37.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	110,420	1,125,184
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	49,605	355,665
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,443	8,571
JPMorgan High Yield Fund Class R6 Shares (a)	35,264	218,281
Total Fixed Income		1,707,701
International Equity — 8.6%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,368	40,949
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,473	84,878
JPMorgan International Equity Fund Class R6 Shares (a)	14,168	262,541
Total International Equity		388,368
U.S. Equity — 32.8%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,584	84,594
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,954	38,558
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,708	42,417
JPMorgan U.S. Equity Fund Class R6 Shares (a)	34,111	680,510
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	18,602	636,925
Total U.S. Equity		1,483,004
Total Investment Companies (Cost $3,350,543)		3,579,073
Exchange-Traded Funds — 18.3%
Alternative Assets — 1.2%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	163	13,768
JPMorgan Realty Income ETF (a)	958	40,585
Total Alternative Assets		54,353
Fixed Income — 0.6%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	323	14,917
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	85	3,808
JPMorgan Inflation Managed Bond ETF (a)	187	8,621
Total Fixed Income		27,346
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 12.2%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1,992	72,541
JPMorgan International Research Enhanced Equity ETF (a)	8,421	481,113
Total International Equity		553,654
U.S. Equity — 4.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	2,426	192,296
Total Exchange-Traded Funds (Cost $755,774)		827,649
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $5,760)	5,887	5,735
	SHARES (000)
Short-Term Investments — 2.3%
Investment Companies — 2.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $105,097)	105,097	105,097
Total Investments — 99.8% (Cost $4,217,174)		4,517,554
Other Assets Less Liabilities — 0.2%		7,644
NET ASSETS — 100.0%		4,525,198

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	33

JPMorgan SmartRetirement® 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	105	09/15/2023	USD	23,554	720
U.S. Treasury 10 Year Note	678	09/20/2023	USD	76,137	(614)
					106
Short Contracts
EURO STOXX 50 Index	(243)	09/15/2023	EUR	(11,771)	(226)
MSCI EAFE E-Mini Index	(317)	09/15/2023	USD	(34,150)	(244)
MSCI Emerging Markets E-Mini Index	(192)	09/15/2023	USD	(9,579)	111
					(359)
					(253)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 78.5%
Fixed Income — 25.8%
JPMorgan Core Bond Fund Class R6 Shares (a)	27,756	282,832
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	87,107	624,553
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	386	2,294
JPMorgan High Yield Fund Class R6 Shares (a)	15,237	94,320
Total Fixed Income		1,003,999
International Equity — 9.6%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	385	11,502
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,871	91,064
JPMorgan International Equity Fund Class R6 Shares (a)	14,535	269,333
Total International Equity		371,899
U.S. Equity — 43.1%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	13,120	409,862
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	810	43,241
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,149	22,675
JPMorgan Small Cap Value Fund Class R6 Shares (a)	872	21,658
JPMorgan U.S. Equity Fund Class R6 Shares (a)	19,352	386,072
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	11,273	386,004
JPMorgan Value Advantage Fund Class R6 Shares (a)	11,469	404,970
Total U.S. Equity		1,674,482
Total Investment Companies (Cost $2,531,715)		3,050,380
Exchange-Traded Funds — 18.9%
Alternative Assets — 1.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	167	14,120
JPMorgan Realty Income ETF (a)	980	41,545
Total Alternative Assets		55,665
Fixed Income — 0.1%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	87	3,903
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 14.8%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,031	73,959
JPMorgan International Research Enhanced Equity ETF (a)	8,762	500,580
Total International Equity		574,539
U.S. Equity — 2.6%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,289	102,150
Total Exchange-Traded Funds (Cost $698,686)		736,257
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $4,356)	4,453	4,338
	SHARES (000)
Short-Term Investments — 2.3%
Investment Companies — 2.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $90,443)	90,443	90,443
Total Investments — 99.8% (Cost $3,325,200)		3,881,418
Other Assets Less Liabilities — 0.2%		6,767
NET ASSETS — 100.0%		3,888,185

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	35

JPMorgan SmartRetirement® 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	585	09/15/2023	USD	29,186	(339)
U.S. Treasury 10 Year Note	577	09/20/2023	USD	64,795	(522)
					(861)
Short Contracts
EURO STOXX 50 Index	(205)	09/15/2023	EUR	(9,930)	(191)
MSCI EAFE E-Mini Index	(268)	09/15/2023	USD	(28,872)	(206)
S&P 500 E-Mini Index	(90)	09/15/2023	USD	(20,189)	(617)
					(1,014)
					(1,875)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 76.1%
Fixed Income — 15.9%
JPMorgan Core Bond Fund Class R6 Shares (a)	12,840	130,837
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	54,789	392,840
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,248	19,292
JPMorgan High Yield Fund Class R6 Shares (a)	14,049	86,963
Total Fixed Income		629,932
International Equity — 11.2%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	912	27,295
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,005	108,647
JPMorgan International Equity Fund Class R6 Shares (a)	16,619	307,951
Total International Equity		443,893
U.S. Equity — 49.0%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	15,226	475,647
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	929	49,589
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,318	26,004
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,000	24,838
JPMorgan U.S. Equity Fund Class R6 Shares (a)	22,386	446,602
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	13,106	448,753
JPMorgan Value Advantage Fund Class R6 Shares (a)	13,361	471,778
Total U.S. Equity		1,943,211
Total Investment Companies (Cost $2,306,682)		3,017,036
Exchange-Traded Funds — 22.0%
Alternative Assets — 1.6%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	194	16,411
JPMorgan Realty Income ETF (a)	1,140	48,298
Total Alternative Assets		64,709
Fixed Income — 0.6%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	479	21,365
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 16.9%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,578	93,880
JPMorgan International Research Enhanced Equity ETF (a)	10,092	576,587
Total International Equity		670,467
U.S. Equity — 2.9%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,440	114,139
Total Exchange-Traded Funds (Cost $825,076)		870,680
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $6,172)	6,305	6,142
	SHARES (000)
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $52,974)	52,974	52,974
Total Investments — 99.6% (Cost $3,190,904)		3,946,832
Other Assets Less Liabilities — 0.4%		17,193
NET ASSETS — 100.0%		3,964,025

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	37

JPMorgan SmartRetirement® 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	609	09/15/2023	USD	30,383	(353)
U.S. Treasury 10 Year Note	643	09/20/2023	USD	72,207	(528)
					(881)
Short Contracts
EURO STOXX 50 Index	(207)	09/15/2023	EUR	(10,027)	(192)
MSCI EAFE E-Mini Index	(271)	09/15/2023	USD	(29,195)	(209)
S&P 500 E-Mini Index	(228)	09/15/2023	USD	(51,146)	(1,564)
					(1,965)
					(2,846)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 73.8%
Fixed Income — 7.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	4,930	50,236
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,060	150,997
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,829	10,863
JPMorgan High Yield Fund Class R6 Shares (a)	3,293	20,386
Total Fixed Income		232,482
International Equity — 12.5%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,008	30,191
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,945	92,205
JPMorgan International Equity Fund Class R6 Shares (a)	13,965	258,769
Total International Equity		381,165
U.S. Equity — 53.6%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	12,737	397,910
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	773	41,267
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,097	21,656
JPMorgan Small Cap Value Fund Class R6 Shares (a)	833	20,685
JPMorgan U.S. Equity Fund Class R6 Shares (a)	18,838	375,811
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	10,959	375,253
JPMorgan Value Advantage Fund Class R6 Shares (a)	11,180	394,757
Total U.S. Equity		1,627,339
Total Investment Companies (Cost $1,750,216)		2,240,986
Exchange-Traded Funds — 23.9%
Alternative Assets — 1.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	162	13,742
JPMorgan Realty Income ETF (a)	956	40,508
Total Alternative Assets		54,250
Fixed Income — 0.6%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	449	20,032
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 18.3%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,179	79,345
JPMorgan International Research Enhanced Equity ETF (a)	8,334	476,130
Total International Equity		555,475
U.S. Equity — 3.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,215	96,289
Total Exchange-Traded Funds (Cost $692,363)		726,046
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $4,620)	4,721	4,599
	SHARES (000)
Short-Term Investments — 1.7%
Investment Companies — 1.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $51,352)	51,352	51,352
Total Investments — 99.5% (Cost $2,498,551)		3,022,983
Other Assets Less Liabilities — 0.5%		14,278
NET ASSETS — 100.0%		3,037,261

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	39

JPMorgan SmartRetirement® 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	463	09/15/2023	USD	23,099	(268)
U.S. Treasury 10 Year Note	445	09/20/2023	USD	49,972	(403)
					(671)
Short Contracts
EURO STOXX 50 Index	(158)	09/15/2023	EUR	(7,653)	(147)
MSCI EAFE E-Mini Index	(206)	09/15/2023	USD	(22,192)	(158)
S&P 500 E-Mini Index	(173)	09/15/2023	USD	(38,808)	(1,187)
					(1,492)
					(2,163)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 73.3%
Fixed Income — 5.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	2,951	30,073
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,607	90,390
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,519	9,022
JPMorgan High Yield Fund Class R6 Shares (a)	1,768	10,945
Total Fixed Income		140,430
International Equity — 13.0%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	969	28,996
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,467	84,802
JPMorgan International Equity Fund Class R6 Shares (a)	12,737	236,013
Total International Equity		349,811
U.S. Equity — 55.1%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	11,664	364,395
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	713	38,091
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	995	19,623
JPMorgan Small Cap Value Fund Class R6 Shares (a)	755	18,743
JPMorgan U.S. Equity Fund Class R6 Shares (a)	17,225	343,630
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	9,992	342,141
JPMorgan Value Advantage Fund Class R6 Shares (a)	10,237	361,481
Total U.S. Equity		1,488,104
Total Investment Companies (Cost $1,523,886)		1,978,345
Exchange-Traded Funds — 24.3%
Alternative Assets — 1.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	148	12,459
JPMorgan Realty Income ETF (a)	867	36,727
Total Alternative Assets		49,186
Fixed Income — 0.4%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	241	10,756
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 18.8%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1,988	72,391
JPMorgan International Research Enhanced Equity ETF (a)	7,636	436,273
Total International Equity		508,664
U.S. Equity — 3.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,123	89,021
Total Exchange-Traded Funds (Cost $623,296)		657,627
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $7,960)	8,130	7,920
	SHARES (000)
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $43,535)	43,535	43,535
Total Investments — 99.5% (Cost $2,198,677)		2,687,427
Other Assets Less Liabilities — 0.5%		12,267
NET ASSETS — 100.0%		2,699,694

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	41

JPMorgan SmartRetirement® 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	412	09/15/2023	USD	20,555	(239)
U.S. Treasury 10 Year Note	395	09/20/2023	USD	44,357	(358)
					(597)
Short Contracts
EURO STOXX 50 Index	(138)	09/15/2023	EUR	(6,684)	(128)
MSCI EAFE E-Mini Index	(181)	09/15/2023	USD	(19,499)	(139)
S&P 500 E-Mini Index	(140)	09/15/2023	USD	(31,406)	(960)
					(1,227)
					(1,824)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 73.2%
Fixed Income — 5.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,834	18,688
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,834	56,170
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	944	5,607
JPMorgan High Yield Fund Class R6 Shares (a)	1,098	6,801
Total Fixed Income		87,266
International Equity — 13.0%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	602	18,018
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,439	53,337
JPMorgan International Equity Fund Class R6 Shares (a)	7,977	147,810
Total International Equity		219,165
U.S. Equity — 55.0%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	7,282	227,479
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	436	23,270
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	618	12,194
JPMorgan Small Cap Value Fund Class R6 Shares (a)	469	11,647
JPMorgan U.S. Equity Fund Class R6 Shares (a)	10,765	214,766
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	6,219	212,924
JPMorgan Value Advantage Fund Class R6 Shares (a)	6,391	225,683
Total U.S. Equity		927,963
Total Investment Companies (Cost $1,035,547)		1,234,394
Exchange-Traded Funds — 24.5%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	92	7,742
JPMorgan Realty Income ETF (a)	566	23,997
Total Alternative Assets		31,739
Fixed Income — 0.4%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	150	6,684
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 18.7%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1,235	44,981
JPMorgan International Research Enhanced Equity ETF (a)	4,757	271,767
Total International Equity		316,748
U.S. Equity — 3.5%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	739	58,586
Total Exchange-Traded Funds (Cost $392,662)		413,757
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $3,363)	3,435	3,346
	SHARES (000)
Short-Term Investments — 1.5%
Investment Companies — 1.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $25,412)	25,412	25,412
Total Investments — 99.4% (Cost $1,456,984)		1,676,909
Other Assets Less Liabilities — 0.6%		10,632
NET ASSETS — 100.0%		1,687,541

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	43

JPMorgan SmartRetirement® 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	237	09/15/2023	USD	11,824	(137)
U.S. Treasury 10 Year Note	246	09/20/2023	USD	27,625	(223)
					(360)
Short Contracts
EURO STOXX 50 Index	(86)	09/15/2023	EUR	(4,166)	(80)
MSCI EAFE E-Mini Index	(112)	09/15/2023	USD	(12,065)	(86)
S&P 500 E-Mini Index	(97)	09/15/2023	USD	(21,760)	(665)
					(831)
					(1,191)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 73.3%
Fixed Income — 5.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	707	7,202
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,016	21,624
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	320	1,903
JPMorgan High Yield Fund Class R6 Shares (a)	373	2,308
Total Fixed Income		33,037
International Equity — 13.0%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	234	7,014
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,213	18,820
JPMorgan International Equity Fund Class R6 Shares (a)	2,865	53,083
Total International Equity		78,917
U.S. Equity — 54.9%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	2,611	81,575
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	164	8,778
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	210	4,138
JPMorgan Small Cap Value Fund Class R6 Shares (a)	161	3,986
JPMorgan U.S. Equity Fund Class R6 Shares (a)	3,814	76,079
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	2,250	77,044
JPMorgan Value Advantage Fund Class R6 Shares (a)	2,292	80,935
Total U.S. Equity		332,535
Total Investment Companies (Cost $410,902)		444,489
Exchange-Traded Funds — 24.2%
Alternative Assets — 1.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	31	2,628
JPMorgan Realty Income ETF (a)	204	8,640
Total Alternative Assets		11,268
Fixed Income — 0.4%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	51	2,268
International Equity — 18.7%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	433	15,776
JPMorgan International Research Enhanced Equity ETF (a)	1,707	97,508
Total International Equity		113,284
INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 3.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	253	20,066
Total Exchange-Traded Funds (Cost $139,683)		146,886
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $960)	981	956
	SHARES (000)
Short-Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $12,761)	12,761	12,761
Total Investments — 99.8% (Cost $564,306)		605,092
Other Assets Less Liabilities — 0.2%		1,058
NET ASSETS — 100.0%		606,150

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	45

JPMorgan SmartRetirement® 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	98	09/15/2023	USD	4,889	(57)
U.S. Treasury 10 Year Note	96	09/20/2023	USD	10,781	(78)
					(135)
Short Contracts
EURO STOXX 50 Index	(29)	09/15/2023	EUR	(1,405)	(27)
MSCI EAFE E-Mini Index	(41)	09/15/2023	USD	(4,417)	(32)
S&P 500 E-Mini Index	(32)	09/15/2023	USD	(7,178)	(219)
					(278)
					(413)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2065 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 70.6%
Fixed Income — 4.8%
JPMorgan Core Bond Fund Class R6 Shares (a)	4	43
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	18	129
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2	11
JPMorgan High Yield Fund Class R6 Shares (a)	2	15
Total Fixed Income		198
International Equity — 13.4%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4	129
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5	73
JPMorgan International Equity Fund Class R6 Shares (a)	19	350
Total International Equity		552
U.S. Equity — 52.4%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	17	542
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1	58
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	2	28
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1	27
JPMorgan U.S. Equity Fund Class R6 Shares (a)	26	507
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	13	459
JPMorgan Value Advantage Fund Class R6 Shares (a)	15	535
Total U.S. Equity		2,156
Total Investment Companies (Cost $2,700)		2,906
Exchange-Traded Funds — 22.9%
Alternative Assets — 1.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	—	17
JPMorgan Realty Income ETF (a)	2	58
Total Alternative Assets		75
Fixed Income — 0.4%
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	—	15
International Equity — 17.4%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	3	106
JPMorgan International Research Enhanced Equity ETF (a)	11	609
Total International Equity		715
INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 3.3%
SPDR S&P MidCap 400 ETF Trust	—	136
Total Exchange-Traded Funds (Cost $892)		941
Short-Term Investments — 4.7%
Investment Companies — 4.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b) (Cost $194)	194	194
Total Investments — 98.2% (Cost $3,786)		4,041
Other Assets Less Liabilities — 1.8%		75
NET ASSETS — 100.0%		4,116

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt
USD	United States Dollar

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$3,915	$5,112	$5,239	$5,735
Investments in affiliates, at value	1,199,397	1,620,741	3,258,769	4,511,819
Cash	269	355	279	493
Receivables:
Investment securities sold	17,526	27,068	52,713	55,485
Fund shares sold	976	1,091	2,793	4,310
Interest from non-affiliates	15	19	20	21
Dividends from affiliates	9	11	9	15
Variation margin on futures contracts	495	—	1,320	1,332
Due from adviser	44	36	48	63
Total Assets	1,222,646	1,654,433	3,321,190	4,579,273
LIABILITIES:
Payables:
Investment securities purchased	8,399	—	27,944	41,615
Fund shares redeemed	1,019	4,867	5,548	11,734
Variation margin on futures contracts	—	18	—	—
Accrued liabilities:
Distribution fees	98	111	188	255
Service fees	61	106	207	304
Custodian and accounting fees	15	19	31	40
Trustees’ and Chief Compliance Officer’s fees	—	—	—	— (a)
Other	72	91	107	127
Total Liabilities	9,664	5,212	34,025	54,075
Net Assets	$1,212,982	$1,649,221	$3,287,165	$4,525,198

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
NET ASSETS:
Paid-in-Capital	$1,191,416	$1,614,383	$3,245,365	$4,318,878
Total distributable earnings (loss)	21,566	34,838	41,800	206,320
Total Net Assets	$1,212,982	$1,649,221	$3,287,165	$4,525,198
Net Assets:
Class A	$358,493	$354,915	$606,963	$789,005
Class C	5,407	6,692	14,787	14,047
Class I	72,267	101,195	165,288	251,694
Class R2	48,214	76,401	121,499	192,960
Class R3	5,755	9,197	18,887	22,702
Class R4	5,097	14,946	4,249	36,839
Class R5	294,423	377,954	757,815	1,118,550
Class R6	423,326	707,921	1,597,677	2,099,401
Total	$1,212,982	$1,649,221	$3,287,165	$4,525,198
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	24,751	23,816	38,764	46,357
Class C	376	452	952	839
Class I	4,974	6,750	10,512	14,718
Class R2	3,344	5,156	7,813	11,420
Class R3	398	618	1,213	1,337
Class R4	352	1,001	271	2,163
Class R5	20,205	25,161	48,105	65,121
Class R6	29,052	47,115	101,373	122,241
Net Asset Value (a):
Class A — Redemption price per share	$14.48	$14.90	$15.66	$17.02
Class C — Offering price per share (b)	14.39	14.79	15.54	16.74
Class I — Offering and redemption price per share	14.53	14.99	15.72	17.10
Class R2 — Offering and redemption price per share	14.42	14.82	15.55	16.90
Class R3 — Offering and redemption price per share	14.43	14.89	15.57	17.00
Class R4 — Offering and redemption price per share	14.49	14.92	15.68	17.03
Class R5 — Offering and redemption price per share	14.57	15.02	15.75	17.18
Class R6 — Offering and redemption price per share	14.57	15.03	15.76	17.17
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.16	$15.60	$16.40	$17.82
Cost of investments in non-affiliates	$3,935	$5,138	$5,260	$5,760
Cost of investments in affiliates	1,131,638	1,528,606	3,135,687	4,211,414

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$4,338	$6,142	$4,599	$7,920
Investments in affiliates, at value	3,877,080	3,940,690	3,018,384	2,679,507
Cash	411	277	261	211
Receivables:
Investment securities sold	35,521	42,924	22,832	19,780
Fund shares sold	3,734	4,442	3,763	3,836
Interest from non-affiliates	16	23	17	30
Dividends from affiliates	13	7	7	6
Variation margin on futures contracts	1,848	3,555	2,357	2,394
Due from adviser	54	65	52	47
Total Assets	3,923,015	3,998,125	3,052,272	2,713,731
LIABILITIES:
Payables:
Investment securities purchased	25,813	24,816	8,111	7,399
Fund shares redeemed	8,440	8,660	6,440	6,203
Accrued liabilities:
Distribution fees	214	210	162	143
Service fees	227	252	176	174
Custodian and accounting fees	35	37	28	29
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)	— (a)
Other	101	125	94	89
Total Liabilities	34,830	34,100	15,011	14,037
Net Assets	$3,888,185	$3,964,025	$3,037,261	$2,699,694

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
NET ASSETS:
Paid-in-Capital	$3,462,065	$3,356,460	$2,614,569	$2,331,028
Total distributable earnings (loss)	426,120	607,565	422,692	368,666
Total Net Assets	$3,888,185	$3,964,025	$3,037,261	$2,699,694
Net Assets:
Class A	$645,728	$656,787	$509,718	$415,427
Class C	9,043	11,359	6,233	7,943
Class I	154,541	212,173	119,321	165,089
Class R2	173,552	157,484	125,042	120,984
Class R3	28,110	20,493	20,029	22,993
Class R4	4,323	36,240	2,670	7,837
Class R5	806,622	938,361	654,843	662,293
Class R6	2,066,266	1,931,128	1,599,405	1,297,128
Total	$3,888,185	$3,964,025	$3,037,261	$2,699,694
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	36,593	34,581	26,981	21,725
Class C	521	616	338	427
Class I	8,683	11,109	6,272	8,572
Class R2	9,903	8,387	6,693	6,404
Class R3	1,604	1,080	1,067	1,210
Class R4	243	1,905	141	408
Class R5	45,248	48,902	34,331	34,272
Class R6	115,877	100,638	83,858	67,073
Net Asset Value (a):
Class A — Redemption price per share	$17.65	$18.99	$18.89	$19.12
Class C — Offering price per share (b)	17.35	18.43	18.41	18.60
Class I — Offering and redemption price per share	17.80	19.10	19.02	19.26
Class R2 — Offering and redemption price per share	17.53	18.78	18.68	18.89
Class R3 — Offering and redemption price per share	17.52	18.99	18.78	19.01
Class R4 — Offering and redemption price per share	17.78	19.02	18.98	19.21
Class R5 — Offering and redemption price per share	17.83	19.19	19.07	19.32
Class R6 — Offering and redemption price per share	17.83	19.19	19.07	19.34
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.48	$19.88	$19.78	$20.02
Cost of investments in non-affiliates	$4,356	$6,172	$4,620	$7,960
Cost of investments in affiliates	3,320,844	3,184,732	2,493,931	2,190,717

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund
ASSETS:
Investments in non-affiliates, at value	$3,346	$956	$136
Investments in affiliates, at value	1,673,563	604,136	3,905
Cash	138	66	1
Deferred offering costs (See Note 2.F.)	—	—	58
Receivables:
Investment securities sold	12,530	5,003	—
Fund shares sold	3,504	1,572	39
Interest from non-affiliates	13	4	—
Dividends from affiliates	4	2	— (a)
Variation margin on futures contracts	539	312	—
Due from adviser	46	30	16
Total Assets	1,693,683	612,081	4,155
LIABILITIES:
Payables:
Investment securities purchased	3,008	5,460	30
Fund shares redeemed	2,839	370	— (a)
Accrued liabilities:
Distribution fees	92	16	— (a)
Service fees	102	28	— (a)
Custodian and accounting fees	18	11	4
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	—
Offering costs (See Note 2.F.)	—	—	— (a)
Other	83	46	5
Total Liabilities	6,142	5,931	39
Net Assets	$1,687,541	$606,150	$4,116

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund
NET ASSETS:
Paid-in-Capital	$1,526,077	$585,252	$3,828
Total distributable earnings (loss)	161,464	20,898	288
Total Net Assets	$1,687,541	$606,150	$4,116
Net Assets:
Class A	$236,957	$47,910	$244
Class C	5,686	2,296	23
Class I	76,441	27,615	56
Class R2	92,962	10,268	24
Class R3	11,606	7,473	26
Class R4	2,206	3,498	23
Class R5	411,787	144,381	72
Class R6	849,896	362,709	3,648
Total	$1,687,541	$606,150	$4,116
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,260	2,452	14
Class C	251	119	1
Class I	3,296	1,410	3
Class R2	4,058	529	1
Class R3	506	383	2
Class R4	95	179	1
Class R5	17,717	7,362	4
Class R6	36,538	18,454	213
Net Asset Value (a):
Class A — Redemption price per share	$23.10	$19.54	$17.14
Class C — Offering price per share (b)	22.65	19.24	17.09
Class I — Offering and redemption price per share	23.19	19.60	17.16
Class R2 — Offering and redemption price per share	22.90	19.40	17.11
Class R3 — Offering and redemption price per share	22.97	19.52	17.13
Class R4 — Offering and redemption price per share	23.16	19.55	17.16
Class R5 — Offering and redemption price per share	23.24	19.61	17.17
Class R6 — Offering and redemption price per share	23.26	19.66	17.18
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$24.19	$20.46	$17.95
Cost of investments in non-affiliates	$3,363	$960	$131
Cost of investments in affiliates	1,453,621	563,346	3,655

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	53

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$112	$136	$152	$228
Interest income from affiliates	2	3	5	4
Dividend income from non-affiliates	4	5	—	—
Dividend income from affiliates	40,276	53,915	98,810	119,621
Total investment income	40,394	54,059	98,967	119,853
EXPENSES:
Distribution fees:
Class A	939	979	1,640	2,025
Class C	45	59	130	116
Class R2	257	417	635	985
Class R3	18	36	53	86
Service fees:
Class A	939	979	1,640	2,025
Class C	15	20	43	39
Class I	201	298	479	675
Class R2	128	209	317	493
Class R3	18	36	53	86
Class R4	12	33	16	78
Class R5	328	475	866	1,231
Custodian and accounting fees	48	59	105	135
Interest expense to affiliates	—	1	1	— (a)
Professional fees	40	44	54	61
Trustees’ and Chief Compliance Officer’s fees	31	33	39	43
Printing and mailing costs	49	32	38	46
Registration and filing fees	134	147	162	186
Transfer agency fees (See Note 2.H.)	100	80	109	131
Other	32	42	74	110
Total expenses	3,334	3,979	6,454	8,551
Less fees waived	(700)	(445)	(528)	(647)
Less expense reimbursements	(344)	(366)	(477)	(567)
Net expenses	2,290	3,168	5,449	7,337
Net investment income (loss)	38,104	50,891	93,518	112,516

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(24)	$(37)	$(45)	$(51)
Investments in affiliates	(36,483)	(35,570)	(72,853)	(86,690)
Futures contracts	(3,697)	(5,257)	(6,482)	(6,690)
Foreign currency transactions	33	53	86	520
Net realized gain (loss)	(40,171)	(40,811)	(79,294)	(92,911)
Distribution of capital gains received from investment company affiliates	10,666	14,163	32,603	53,751
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	36	58	81	98
Investments in affiliates	79,730	88,699	220,116	367,055
Futures contracts	(572)	(849)	(1,908)	(1,412)
Foreign currency translations	103	67	236	31
Change in net unrealized appreciation/depreciation	79,297	87,975	218,525	365,772
Net realized/unrealized gains (losses)	49,792	61,327	171,834	326,612
Change in net assets resulting from operations	$87,896	$112,218	$265,352	$439,128
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	55

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$138	$275	$145	$221
Interest income from affiliates	2	2	2	2
Dividend income from affiliates	89,764	83,880	57,136	50,996
Total investment income	89,904	84,157	57,283	51,219
EXPENSES:
Distribution fees:
Class A	1,659	1,627	1,271	1,002
Class C	73	87	47	56
Class R2	840	772	598	576
Class R3	72	76	49	57
Service fees:
Class A	1,659	1,627	1,271	1,002
Class C	24	29	16	18
Class I	437	564	332	430
Class R2	420	386	299	288
Class R3	72	76	49	57
Class R4	17	68	10	18
Class R5	890	1,041	702	770
Custodian and accounting fees	119	122	95	89
Interest expense to affiliates	4	5	4	6
Professional fees	56	58	50	49
Trustees’ and Chief Compliance Officer’s fees	40	41	37	36
Printing and mailing costs	50	58	59	75
Registration and filing fees	149	172	142	120
Transfer agency fees (See Note 2.H.)	117	121	100	92
Other	92	107	78	64
Total expenses	6,790	7,037	5,209	4,805
Less fees waived	(536)	(531)	(416)	(336)
Less expense reimbursements	(502)	(538)	(457)	(439)
Net expenses	5,752	5,968	4,336	4,030
Net investment income (loss)	84,152	78,189	52,947	47,189
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(113)	$(105)	$(93)	$(84)
Investments in affiliates	(144,379)	(160,250)	(112,925)	(128,673)
Futures contracts	(9,292)	(12,809)	(8,315)	(8,634)
Foreign currency transactions	93	492	53	47
Net realized gain (loss)	(153,691)	(172,672)	(121,280)	(137,344)
Distribution of capital gains received from investment company affiliates	65,574	75,504	61,225	58,031
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	124	120	91	73
Investments in affiliates	439,988	516,367	411,614	399,868
Futures contracts	(2,949)	(3,676)	(2,454)	(2,227)
Foreign currency translations	244	85	316	308
Change in net unrealized appreciation/depreciation	437,407	512,896	409,567	398,022
Net realized/unrealized gains (losses)	349,290	415,728	349,512	318,709
Change in net assets resulting from operations	$433,442	$493,917	$402,459	$365,898
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	57

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$72	$28	$—
Interest income from affiliates	2	1	—
Dividend income from non-affiliates	21	—	1
Dividend income from affiliates	30,093	9,845	22
Total investment income	30,188	9,874	23
EXPENSES:
Distribution fees:
Class A	565	100	— (b)
Class C	41	15	— (b)
Class R2	444	49	— (b)
Class R3	27	17	— (b)
Service fees:
Class A	565	100	— (b)
Class C	13	5	— (b)
Class I	198	63	— (b)
Class R2	222	24	— (b)
Class R3	27	17	— (b)
Class R4	6	5	— (b)
Class R5	421	124	— (b)
Custodian and accounting fees	57	34	9
Interest expense to affiliates	3	1	—
Professional fees	42	34	30
Trustees’ and Chief Compliance Officer’s fees	31	27	14
Printing and mailing costs	98	74	16
Registration and filing fees	129	79	2
Transfer agency fees (See Note 2.H.)	60	34	2
Offering costs (See Note 2.F.)	—	—	112
Other	41	25	9
Total expenses	2,990	827	194
Less fees waived	(207)	(46)	— (b)
Less expense reimbursements	(409)	(282)	(193)
Net expenses	2,374	499	1
Net investment income (loss)	27,814	9,375	22

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund (a)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(47)	$(10)	$1
Investments in affiliates	(65,910)	(21,174)	5
Futures contracts	(4,921)	(1,300)	(5)
Foreign currency transactions	40	11	—
Net realized gain (loss)	(70,838)	(22,473)	1
Distribution of capital gains received from investment company affiliates	33,601	10,664	22
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	46	13	5
Investments in affiliates	232,340	77,251	250
Futures contracts	(1,242)	(465)	—
Foreign currency translations	92	45	—
Change in net unrealized appreciation/depreciation	231,236	76,844	255
Net realized/unrealized gains (losses)	193,999	65,035	278
Change in net assets resulting from operations	$221,813	$74,410	$300

(a)
Commencement of operations was November 1, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38,104	$38,513	$50,891	$62,026
Net realized gain (loss)	(40,171)	(2,865)	(40,811)	3,312
Distributions of capital gains received from investment company affiliates	10,666	36,946	14,163	62,593
Change in net unrealized appreciation/depreciation	79,297	(294,624)	87,975	(461,046)
Change in net assets resulting from operations	87,896	(222,030)	112,218	(333,115)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15,112)	(49,714)	(18,025)	(70,887)
Class C	(196)	(925)	(311)	(1,571)
Class I	(3,499)	(11,619)	(5,830)	(26,004)
Class R2	(1,950)	(6,262)	(3,575)	(13,723)
Class R3	(268)	(1,338)	(446)	(3,811)
Class R4	(229)	(431)	(893)	(936)
Class R5	(14,057)	(45,260)	(22,175)	(107,101)
Class R6	(25,420)	(64,380)	(39,299)	(138,585)
Total distributions to shareholders	(60,731)	(179,929)	(90,554)	(362,618)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(365,771)	(161,044)	(567,851)	(642,214)
NET ASSETS:
Change in net assets	(338,606)	(563,003)	(546,187)	(1,337,947)
Beginning of period	1,551,588	2,114,591	2,195,408	3,533,355
End of period	$1,212,982	$1,551,588	$1,649,221	$2,195,408
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$93,518	$97,798	$112,516	$114,230
Net realized gain (loss)	(79,294)	56,545	(92,911)	108,441
Distributions of capital gains received from investment company affiliates	32,603	136,172	53,751	206,944
Change in net unrealized appreciation/depreciation	218,525	(918,339)	365,772	(1,272,021)
Change in net assets resulting from operations	265,352	(627,824)	439,128	(842,406)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(41,919)	(104,318)	(59,272)	(123,240)
Class C	(1,040)	(2,720)	(1,092)	(2,267)
Class I	(13,374)	(32,137)	(21,185)	(43,704)
Class R2	(7,810)	(18,011)	(14,152)	(26,374)
Class R3	(1,403)	(3,153)	(1,905)	(7,352)
Class R4	(522)	(1,315)	(3,222)	(2,106)
Class R5	(56,639)	(148,742)	(94,601)	(197,330)
Class R6	(119,167)	(232,501)	(166,657)	(270,686)
Total distributions to shareholders	(241,874)	(542,897)	(362,086)	(673,059)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(668,739)	(473,951)	(509,123)	(208,640)
NET ASSETS:
Change in net assets	(645,261)	(1,644,672)	(432,081)	(1,724,105)
Beginning of period	3,932,426	5,577,098	4,957,279	6,681,384
End of period	$3,287,165	$3,932,426	$4,525,198	$4,957,279
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$84,152	$90,174	$78,189	$85,973
Net realized gain (loss)	(153,691)	47,864	(172,672)	90,535
Distributions of capital gains received from investment company affiliates	65,574	267,700	75,504	301,741
Change in net unrealized appreciation/depreciation	437,407	(1,141,302)	512,896	(1,249,766)
Change in net assets resulting from operations	433,442	(735,564)	493,917	(771,517)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(50,912)	(140,012)	(57,312)	(139,018)
Class C	(736)	(2,017)	(1,006)	(2,461)
Class I	(14,859)	(40,151)	(21,497)	(52,970)
Class R2	(12,742)	(29,925)	(13,697)	(28,602)
Class R3	(2,328)	(5,662)	(1,882)	(9,378)
Class R4	(574)	(2,252)	(3,464)	(1,805)
Class R5	(72,314)	(199,214)	(99,655)	(240,945)
Class R6	(167,207)	(345,001)	(177,119)	(333,753)
Total distributions to shareholders	(321,672)	(764,234)	(375,632)	(808,932)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(365,084)	107,944	(325,819)	157,681
NET ASSETS:
Change in net assets	(253,314)	(1,391,854)	(207,534)	(1,422,768)
Beginning of period	4,141,499	5,533,353	4,171,559	5,594,327
End of period	$3,888,185	$4,141,499	$3,964,025	$4,171,559
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$52,947	$59,199	$47,189	$53,763
Net realized gain (loss)	(121,280)	75,449	(137,344)	69,447
Distributions of capital gains received from investment company affiliates	61,225	247,322	58,031	226,993
Change in net unrealized appreciation/depreciation	409,567	(966,087)	398,022	(892,756)
Change in net assets resulting from operations	402,459	(584,117)	365,898	(542,553)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(49,105)	(103,314)	(36,745)	(79,828)
Class C	(616)	(1,374)	(684)	(1,435)
Class I	(14,296)	(29,745)	(17,422)	(37,084)
Class R2	(11,506)	(22,188)	(10,720)	(19,791)
Class R3	(1,916)	(3,706)	(2,060)	(4,243)
Class R4	(438)	(1,109)	(816)	(1,217)
Class R5	(71,106)	(154,771)	(82,000)	(169,458)
Class R6	(157,209)	(256,541)	(122,119)	(205,609)
Total distributions to shareholders	(306,192)	(572,748)	(272,566)	(518,665)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(165,609)	144,156	(249,118)	158,759
NET ASSETS:
Change in net assets	(69,342)	(1,012,709)	(155,786)	(902,459)
Beginning of period	3,106,603	4,119,312	2,855,480	3,757,939
End of period	$3,037,261	$3,106,603	$2,699,694	$2,855,480
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,814	$29,084	$9,375	$7,491
Net realized gain (loss)	(70,838)	21,926	(22,473)	(2,170)
Distributions of capital gains received from investment company affiliates	33,601	123,838	10,664	30,156
Change in net unrealized appreciation/depreciation	231,236	(476,513)	76,844	(119,549)
Change in net assets resulting from operations	221,813	(301,665)	74,410	(84,072)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(19,332)	(34,576)	(2,062)	(3,837)
Class C	(452)	(745)	(114)	(227)
Class I	(7,497)	(12,726)	(1,575)	(2,332)
Class R2	(7,574)	(11,186)	(537)	(778)
Class R3	(957)	(1,327)	(359)	(599)
Class R4	(198)	(278)	(170)	(56)
Class R5	(39,410)	(62,495)	(8,006)	(8,523)
Class R6	(73,628)	(95,074)	(20,100)	(23,096)
Total distributions to shareholders	(149,048)	(218,407)	(32,923)	(39,448)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	7,929	145,088	102,138	136,951
NET ASSETS:
Change in net assets	80,694	(374,984)	143,625	13,431
Beginning of period	1,606,847	1,981,831	462,525	449,094
End of period	$1,687,541	$1,606,847	$606,150	$462,525
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2065 Fund
Period Ended June 30, 2023 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22
Net realized gain (loss)	1
Distributions of capital gains received from investment company affiliates	22
Change in net unrealized appreciation/depreciation	255
Change in net assets resulting from operations	300
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	— (b)
Class C	— (b)
Class I	— (b)
Class R2	— (b)
Class R3	— (b)
Class R4	— (b)
Class R5	(1)
Class R6	(11)
Total distributions to shareholders	(12)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,828
NET ASSETS:
Change in net assets	4,116
Beginning of period	—
End of period	$4,116

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$26,322	$47,804	$31,346	$63,055
Distributions reinvested	14,570	47,820	17,252	67,718
Cost of shares redeemed	(96,057)	(160,211)	(140,759)	(273,981)
Change in net assets resulting from Class A capital transactions	(55,165)	(64,587)	(92,161)	(143,208)
Class C
Proceeds from shares issued	622	636	268	722
Distributions reinvested	194	911	306	1,522
Cost of shares redeemed	(2,213)	(4,341)	(3,070)	(5,746)
Change in net assets resulting from Class C capital transactions	(1,397)	(2,794)	(2,496)	(3,502)
Class I
Proceeds from shares issued	8,300	17,970	10,730	21,980
Distributions reinvested	3,462	11,512	5,800	25,909
Cost of shares redeemed	(32,805)	(56,729)	(72,243)	(122,686)
Change in net assets resulting from Class I capital transactions	(21,043)	(27,247)	(55,713)	(74,797)
Class R2
Proceeds from shares issued	8,770	11,973	9,107	14,792
Distributions reinvested	1,922	6,128	3,526	13,521
Cost of shares redeemed	(15,843)	(25,482)	(27,385)	(42,935)
Change in net assets resulting from Class R2 capital transactions	(5,151)	(7,381)	(14,752)	(14,622)
Class R3
Proceeds from shares issued	1,551	2,031	2,539	3,876
Distributions reinvested	215	1,186	373	3,475
Cost of shares redeemed	(5,998)	(5,878)	(18,836)	(10,874)
Change in net assets resulting from Class R3 capital transactions	(4,232)	(2,661)	(15,924)	(3,523)
Class R4
Proceeds from shares issued	3,091	496	14,643	3,094
Distributions reinvested	229	430	893	936
Cost of shares redeemed	(2,066)	(1,661)	(5,877)	(8,654)
Change in net assets resulting from Class R4 capital transactions	1,254	(735)	9,659	(4,624)
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$62,300	$67,000	$34,404	$77,055
Distributions reinvested	13,619	44,093	21,803	105,784
Cost of shares redeemed	(169,815)	(178,920)	(329,023)	(368,208)
Change in net assets resulting from Class R5 capital transactions	(93,896)	(67,827)	(272,816)	(185,369)
Class R6
Proceeds from shares issued	91,207	221,833	127,228	217,539
Distributions reinvested	24,117	59,379	37,214	129,704
Cost of shares redeemed	(301,465)	(269,024)	(288,090)	(559,812)
Change in net assets resulting from Class R6 capital transactions	(186,141)	12,188	(123,648)	(212,569)
Total change in net assets resulting from capital transactions	$(365,771)	$(161,044)	$(567,851)	$(642,214)
SHARE TRANSACTIONS:
Class A
Issued	1,862	2,908	2,148	3,695
Reinvested	1,055	2,876	1,211	3,930
Redeemed	(6,794)	(9,660)	(9,646)	(15,683)
Change in Class A Shares	(3,877)	(3,876)	(6,287)	(8,058)
Class C
Issued	44	40	18	40
Reinvested	14	55	21	89
Redeemed	(158)	(268)	(211)	(335)
Change in Class C Shares	(100)	(173)	(172)	(206)
Class I
Issued	581	1,145	730	1,294
Reinvested	250	690	405	1,495
Redeemed	(2,298)	(3,427)	(4,855)	(6,982)
Change in Class I Shares	(1,467)	(1,592)	(3,720)	(4,193)
Class R2
Issued	619	747	629	879
Reinvested	139	370	248	789
Redeemed	(1,123)	(1,559)	(1,882)	(2,503)
Change in Class R2 Shares	(365)	(442)	(1,005)	(835)
Class R3
Issued	107	122	175	229
Reinvested	16	72	26	203
Redeemed	(432)	(365)	(1,326)	(629)
Change in Class R3 Shares	(309)	(171)	(1,125)	(197)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R4
Issued	223	30	1,032	171
Reinvested	17	26	63	55
Redeemed	(144)	(99)	(403)	(494)
Change in Class R4 Shares	96	(43)	692	(268)
Class R5
Issued	4,422	4,200	2,333	4,362
Reinvested	981	2,638	1,520	6,094
Redeemed	(12,034)	(10,622)	(22,537)	(21,132)
Change in Class R5 Shares	(6,631)	(3,784)	(18,684)	(10,676)
Class R6
Issued	6,403	13,653	8,609	12,317
Reinvested	1,739	3,553	2,595	7,468
Redeemed	(21,129)	(16,089)	(19,545)	(32,204)
Change in Class R6 Shares	(12,987)	1,117	(8,341)	(12,419)
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$77,003	$119,557	$91,866	$148,289
Distributions reinvested	39,757	99,818	56,778	118,303
Cost of shares redeemed	(235,997)	(419,549)	(240,271)	(433,160)
Change in net assets resulting from Class A capital transactions	(119,237)	(200,174)	(91,627)	(166,568)
Class C
Proceeds from shares issued	1,143	2,844	1,332	1,894
Distributions reinvested	1,008	2,617	1,046	2,148
Cost of shares redeemed	(6,584)	(7,382)	(4,959)	(4,729)
Change in net assets resulting from Class C capital transactions	(4,433)	(1,921)	(2,581)	(687)
Class I
Proceeds from shares issued	22,165	43,570	38,319	61,405
Distributions reinvested	13,327	31,994	21,052	43,440
Cost of shares redeemed	(104,932)	(154,058)	(125,186)	(195,282)
Change in net assets resulting from Class I capital transactions	(69,440)	(78,494)	(65,815)	(90,437)
Class R2
Proceeds from shares issued	15,411	25,190	29,929	38,310
Distributions reinvested	7,716	17,754	14,054	26,084
Cost of shares redeemed	(37,388)	(60,015)	(55,551)	(67,360)
Change in net assets resulting from Class R2 capital transactions	(14,261)	(17,071)	(11,568)	(2,966)
Class R3
Proceeds from shares issued	3,468	7,604	7,348	10,739
Distributions reinvested	1,188	2,419	1,600	6,566
Cost of shares redeemed	(9,107)	(16,272)	(41,176)	(17,564)
Change in net assets resulting from Class R3 capital transactions	(4,451)	(6,249)	(32,228)	(259)
Class R4
Proceeds from shares issued	2,482	1,938	29,529	6,075
Distributions reinvested	521	1,315	3,222	2,106
Cost of shares redeemed	(5,872)	(10,746)	(10,859)	(12,950)
Change in net assets resulting from Class R4 capital transactions	(2,869)	(7,493)	21,892	(4,769)
Class R5
Proceeds from shares issued	92,167	162,613	128,327	209,075
Distributions reinvested	54,670	144,865	91,106	191,704
Cost of shares redeemed	(466,999)	(450,221)	(574,502)	(474,197)
Change in net assets resulting from Class R5 capital transactions	(320,162)	(142,743)	(355,069)	(73,418)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$321,519	$417,549	$442,928	$517,461
Distributions reinvested	114,045	218,166	158,437	251,856
Cost of shares redeemed	(569,450)	(655,521)	(573,492)	(638,853)
Change in net assets resulting from Class R6 capital transactions	(133,886)	(19,806)	27,873	130,464
Total change in net assets resulting from capital transactions	$(668,739)	$(473,951)	$(509,123)	$(208,640)
SHARE TRANSACTIONS:
Class A
Issued	5,010	6,457	5,547	7,342
Reinvested	2,665	5,369	3,546	5,803
Redeemed	(15,446)	(22,403)	(14,559)	(21,165)
Change in Class A Shares	(7,771)	(10,577)	(5,466)	(8,020)
Class C
Issued	76	149	83	96
Reinvested	68	141	66	107
Redeemed	(432)	(402)	(305)	(241)
Change in Class C Shares	(288)	(112)	(156)	(38)
Class I
Issued	1,437	2,399	2,293	3,045
Reinvested	890	1,714	1,309	2,123
Redeemed	(6,724)	(8,025)	(7,395)	(9,371)
Change in Class I Shares	(4,397)	(3,912)	(3,793)	(4,203)
Class R2
Issued	1,013	1,406	1,814	1,955
Reinvested	520	960	884	1,287
Redeemed	(2,443)	(3,243)	(3,373)	(3,328)
Change in Class R2 Shares	(910)	(877)	(675)	(86)
Class R3
Issued	226	428	445	541
Reinvested	80	130	100	323
Redeemed	(597)	(868)	(2,579)	(858)
Change in Class R3 Shares	(291)	(310)	(2,034)	6
Class R4
Issued	157	107	1,856	297
Reinvested	35	71	201	103
Redeemed	(386)	(588)	(660)	(657)
Change in Class R4 Shares	(194)	(410)	1,397	(257)
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	5,970	8,745	7,677	10,326
Reinvested	3,645	7,747	5,638	9,329
Redeemed	(30,539)	(23,794)	(34,877)	(22,753)
Change in Class R5 Shares	(20,924)	(7,302)	(21,562)	(3,098)
Class R6
Issued	20,822	22,427	26,541	25,454
Reinvested	7,603	11,661	9,812	12,256
Redeemed	(36,891)	(35,109)	(34,360)	(31,415)
Change in Class R6 Shares	(8,466)	(1,021)	1,993	6,295
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$86,809	$125,786	$84,040	$125,838
Distributions reinvested	48,328	133,609	54,651	133,091
Cost of shares redeemed	(217,690)	(385,407)	(179,580)	(337,704)
Change in net assets resulting from Class A capital transactions	(82,553)	(126,012)	(40,889)	(78,775)
Class C
Proceeds from shares issued	1,449	2,092	1,329	2,097
Distributions reinvested	713	1,939	992	2,403
Cost of shares redeemed	(3,530)	(3,824)	(3,269)	(3,641)
Change in net assets resulting from Class C capital transactions	(1,368)	207	(948)	859
Class I
Proceeds from shares issued	25,755	42,564	32,288	51,955
Distributions reinvested	14,853	40,133	21,435	52,855
Cost of shares redeemed	(103,929)	(139,315)	(118,544)	(171,814)
Change in net assets resulting from Class I capital transactions	(63,321)	(56,618)	(64,821)	(67,004)
Class R2
Proceeds from shares issued	25,670	35,174	25,006	30,035
Distributions reinvested	12,610	29,522	13,533	28,131
Cost of shares redeemed	(37,098)	(57,118)	(39,356)	(47,063)
Change in net assets resulting from Class R2 capital transactions	1,182	7,578	(817)	11,103
Class R3
Proceeds from shares issued	6,904	10,314	7,121	9,500
Distributions reinvested	2,081	4,711	1,621	8,645
Cost of shares redeemed	(11,957)	(20,899)	(38,579)	(13,300)
Change in net assets resulting from Class R3 capital transactions	(2,972)	(5,874)	(29,837)	4,845
Class R4
Proceeds from shares issued	1,043	1,377	29,875	3,265
Distributions reinvested	573	2,252	3,464	1,805
Cost of shares redeemed	(6,322)	(13,049)	(7,946)	(9,527)
Change in net assets resulting from Class R4 capital transactions	(4,706)	(9,420)	25,393	(4,457)
Class R5
Proceeds from shares issued	122,598	192,671	133,085	183,570
Distributions reinvested	67,957	190,321	94,475	231,038
Cost of shares redeemed	(486,451)	(362,403)	(560,826)	(360,422)
Change in net assets resulting from Class R5 capital transactions	(295,896)	20,589	(333,266)	54,186
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$447,280	$486,296	$431,963	$472,022
Distributions reinvested	160,604	325,459	169,696	312,197
Cost of shares redeemed	(523,334)	(534,261)	(482,293)	(547,295)
Change in net assets resulting from Class R6 capital transactions	84,550	277,494	119,366	236,924
Total change in net assets resulting from capital transactions	$(365,084)	$107,944	$(325,819)	$157,681
SHARE TRANSACTIONS:
Class A
Issued	5,096	5,912	4,599	5,447
Reinvested	2,950	6,302	3,130	5,777
Redeemed	(12,858)	(17,650)	(9,855)	(14,282)
Change in Class A Shares	(4,812)	(5,436)	(2,126)	(3,058)
Class C
Issued	86	97	73	91
Reinvested	44	93	59	107
Redeemed	(212)	(183)	(182)	(163)
Change in Class C Shares	(82)	7	(50)	35
Class I
Issued	1,505	2,005	1,754	2,271
Reinvested	899	1,879	1,221	2,283
Redeemed	(5,956)	(6,176)	(6,304)	(7,041)
Change in Class I Shares	(3,552)	(2,292)	(3,329)	(2,487)
Class R2
Issued	1,512	1,739	1,384	1,348
Reinvested	775	1,399	784	1,231
Redeemed	(2,190)	(2,656)	(2,176)	(1,991)
Change in Class R2 Shares	97	482	(8)	588
Class R3
Issued	408	508	391	429
Reinvested	128	223	93	377
Redeemed	(710)	(968)	(2,207)	(554)
Change in Class R3 Shares	(174)	(237)	(1,723)	252
Class R4
Issued	59	66	1,715	139
Reinvested	35	105	198	78
Redeemed	(370)	(605)	(438)	(406)
Change in Class R4 Shares	(276)	(434)	1,475	(189)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	7,124	9,049	7,207	7,987
Reinvested	4,106	8,894	5,351	9,939
Redeemed	(28,750)	(16,325)	(31,015)	(14,917)
Change in Class R5 Shares	(17,520)	1,618	(18,457)	3,009
Class R6
Issued	26,006	22,759	23,373	20,260
Reinvested	9,703	15,209	9,619	13,430
Redeemed	(30,413)	(24,804)	(26,177)	(23,441)
Change in Class R6 Shares	5,296	13,164	6,815	10,249
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$81,021	$108,439	$77,567	$113,739
Distributions reinvested	46,618	98,607	34,664	75,093
Cost of shares redeemed	(155,369)	(273,180)	(123,346)	(240,351)
Change in net assets resulting from Class A capital transactions	(27,730)	(66,134)	(11,115)	(51,519)
Class C
Proceeds from shares issued	630	820	1,025	1,429
Distributions reinvested	607	1,330	668	1,390
Cost of shares redeemed	(1,464)	(3,473)	(1,339)	(2,366)
Change in net assets resulting from Class C capital transactions	(227)	(1,323)	354	453
Class I
Proceeds from shares issued	24,074	36,700	37,335	47,798
Distributions reinvested	14,249	29,593	17,407	37,047
Cost of shares redeemed	(86,382)	(143,150)	(94,908)	(153,091)
Change in net assets resulting from Class I capital transactions	(48,059)	(76,857)	(40,166)	(68,246)
Class R2
Proceeds from shares issued	20,558	23,516	25,923	25,951
Distributions reinvested	11,298	21,711	10,590	19,449
Cost of shares redeemed	(30,489)	(45,509)	(31,657)	(35,534)
Change in net assets resulting from Class R2 capital transactions	1,367	(282)	4,856	9,866
Class R3
Proceeds from shares issued	4,667	8,186	6,142	8,193
Distributions reinvested	1,765	3,178	1,836	3,657
Cost of shares redeemed	(8,081)	(12,620)	(10,593)	(10,953)
Change in net assets resulting from Class R3 capital transactions	(1,649)	(1,256)	(2,615)	897
Class R4
Proceeds from shares issued	1,745	2,458	5,583	2,630
Distributions reinvested	438	1,109	816	1,217
Cost of shares redeemed	(4,761)	(7,846)	(6,103)	(5,007)
Change in net assets resulting from Class R4 capital transactions	(2,578)	(4,279)	296	(1,160)
Class R5
Proceeds from shares issued	122,822	172,821	136,349	194,389
Distributions reinvested	66,052	146,085	74,309	156,722
Cost of shares redeemed	(394,297)	(265,515)	(515,553)	(254,297)
Change in net assets resulting from Class R5 capital transactions	(205,423)	53,391	(304,895)	96,814
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$377,862	$412,718	$355,872	$367,854
Distributions reinvested	151,140	241,021	116,115	190,660
Cost of shares redeemed	(410,312)	(412,843)	(367,820)	(386,860)
Change in net assets resulting from Class R6 capital transactions	118,690	240,896	104,167	171,654
Total change in net assets resulting from capital transactions	$(165,609)	$144,156	$(249,118)	$158,759
SHARE TRANSACTIONS:
Class A
Issued	4,462	4,714	4,238	4,919
Reinvested	2,708	4,267	1,992	3,226
Redeemed	(8,618)	(11,658)	(6,762)	(10,143)
Change in Class A Shares	(1,448)	(2,677)	(532)	(1,998)
Class C
Issued	35	35	59	62
Reinvested	36	59	39	61
Redeemed	(83)	(152)	(76)	(106)
Change in Class C Shares	(12)	(58)	22	17
Class I
Issued	1,314	1,621	2,017	2,061
Reinvested	822	1,273	993	1,583
Redeemed	(4,635)	(5,776)	(5,052)	(6,268)
Change in Class I Shares	(2,499)	(2,882)	(2,042)	(2,624)
Class R2
Issued	1,145	1,049	1,432	1,158
Reinvested	664	948	616	843
Redeemed	(1,692)	(1,931)	(1,748)	(1,515)
Change in Class R2 Shares	117	66	300	486
Class R3
Issued	259	374	338	369
Reinvested	103	138	106	158
Redeemed	(447)	(536)	(592)	(457)
Change in Class R3 Shares	(85)	(24)	(148)	70
Class R4
Issued	94	109	313	114
Reinvested	25	48	47	52
Redeemed	(261)	(330)	(330)	(203)
Change in Class R4 Shares	(142)	(173)	30	(37)
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	6,713	7,554	7,384	8,461
Reinvested	3,796	6,273	4,221	6,675
Redeemed	(21,871)	(11,129)	(28,696)	(10,578)
Change in Class R5 Shares	(11,362)	2,698	(17,091)	4,558
Class R6
Issued	20,629	17,906	19,205	15,814
Reinvested	8,688	10,348	6,597	8,114
Redeemed	(22,462)	(17,765)	(19,875)	(16,590)
Change in Class R6 Shares	6,855	10,489	5,927	7,338
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$67,227	$90,196	$24,210	$26,528
Distributions reinvested	18,244	32,278	2,030	3,727
Cost of shares redeemed	(88,232)	(166,880)	(20,872)	(29,755)
Change in net assets resulting from Class A capital transactions	(2,761)	(44,406)	5,368	500
Class C
Proceeds from shares issued	638	663	681	1,221
Distributions reinvested	448	745	90	183
Cost of shares redeemed	(958)	(773)	(507)	(880)
Change in net assets resulting from Class C capital transactions	128	635	264	524
Class I
Proceeds from shares issued	23,337	30,128	14,495	18,670
Distributions reinvested	7,486	12,722	1,575	2,331
Cost of shares redeemed	(57,059)	(78,095)	(19,191)	(36,009)
Change in net assets resulting from Class I capital transactions	(26,236)	(35,245)	(3,121)	(15,008)
Class R2
Proceeds from shares issued	21,874	24,452	4,061	4,484
Distributions reinvested	7,450	10,857	537	778
Cost of shares redeemed	(26,475)	(30,670)	(4,596)	(3,043)
Change in net assets resulting from Class R2 capital transactions	2,849	4,639	2	2,219
Class R3
Proceeds from shares issued	3,838	4,930	3,511	4,018
Distributions reinvested	872	1,175	342	565
Cost of shares redeemed	(3,988)	(6,756)	(3,955)	(2,994)
Change in net assets resulting from Class R3 capital transactions	722	(651)	(102)	1,589
Class R4
Proceeds from shares issued	562	813	2,775	354
Distributions reinvested	198	278	169	56
Cost of shares redeemed	(973)	(2,242)	(212)	(1,101)
Change in net assets resulting from Class R4 capital transactions	(213)	(1,151)	2,732	(691)
Class R5
Proceeds from shares issued	120,805	145,746	68,774	69,540
Distributions reinvested	38,907	61,925	8,003	8,518
Cost of shares redeemed	(233,999)	(135,204)	(56,584)	(26,681)
Change in net assets resulting from Class R5 capital transactions	(74,287)	72,467	20,193	51,377
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$293,176	$271,527	$183,875	$160,560
Distributions reinvested	70,141	87,136	19,124	20,668
Cost of shares redeemed	(255,590)	(209,863)	(126,197)	(84,787)
Change in net assets resulting from Class R6 capital transactions	107,727	148,800	76,802	96,441
Total change in net assets resulting from capital transactions	$7,929	$145,088	$102,138	$136,951
SHARE TRANSACTIONS:
Class A
Issued	3,045	3,317	1,314	1,211
Reinvested	868	1,157	114	163
Redeemed	(4,042)	(6,022)	(1,177)	(1,329)
Change in Class A Shares	(129)	(1,548)	251	45
Class C
Issued	30	24	37	54
Reinvested	22	27	5	8
Redeemed	(45)	(29)	(28)	(43)
Change in Class C Shares	7	22	14	19
Class I
Issued	1,053	1,118	787	855
Reinvested	355	454	89	102
Redeemed	(2,504)	(2,679)	(1,014)	(1,554)
Change in Class I Shares	(1,096)	(1,107)	(138)	(597)
Class R2
Issued	996	918	222	208
Reinvested	358	392	31	34
Redeemed	(1,198)	(1,092)	(251)	(134)
Change in Class R2 Shares	156	218	2	108
Class R3
Issued	175	187	190	186
Reinvested	42	42	19	25
Redeemed	(181)	(241)	(222)	(132)
Change in Class R3 Shares	36	(12)	(13)	79
Class R4
Issued	26	31	159	16
Reinvested	9	10	10	2
Redeemed	(44)	(76)	(12)	(49)
Change in Class R4 Shares	(9)	(35)	157	(31)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	5,440	5,390	3,724	3,213
Reinvested	1,839	2,210	449	372
Redeemed	(10,796)	(4,834)	(3,138)	(1,167)
Change in Class R5 Shares	(3,517)	2,766	1,035	2,418
Class R6
Issued	13,192	9,932	9,910	7,318
Reinvested	3,314	3,107	1,072	901
Redeemed	(11,532)	(7,770)	(6,798)	(3,921)
Change in Class R6 Shares	4,974	5,269	4,184	4,298
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2065 Fund
Period Ended June 30, 2023(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$232
Distributions reinvested	— (b)
Cost of shares redeemed	(1)
Change in net assets resulting from Class A capital transactions	231
Class C
Proceeds from shares issued	20
Distributions reinvested	— (b)
Change in net assets resulting from Class C capital transactions	20
Class I
Proceeds from shares issued	52
Distributions reinvested	— (b)
Cost of shares redeemed	— (b)
Change in net assets resulting from Class I capital transactions	52
Class R2
Proceeds from shares issued	21
Distributions reinvested	— (b)
Cost of shares redeemed	— (b)
Change in net assets resulting from Class R2 capital transactions	21
Class R3
Proceeds from shares issued	22
Distributions reinvested	— (b)
Cost of shares redeemed	— (b)
Change in net assets resulting from Class R3 capital transactions	22
Class R4
Proceeds from shares issued	20
Distributions reinvested	— (b)
Change in net assets resulting from Class R4 capital transactions	20
Class R5
Proceeds from shares issued	68
Distributions reinvested	1
Cost of shares redeemed	— (b)
Change in net assets resulting from Class R5 capital transactions	69

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
JPMorgan SmartRetirement® 2065 Fund
Period Ended June 30, 2023(a)
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$3,562
Distributions reinvested	11
Cost of shares redeemed	(180)
Change in net assets resulting from Class R6 capital transactions	3,393
Total change in net assets resulting from capital transactions	$3,828
SHARE TRANSACTIONS:
Class A
Issued	14
Reinvested	— (b)
Redeemed	— (b)
Change in Class A Shares	14
Class C
Issued	1
Reinvested	— (b)
Change in Class C Shares	1
Class I
Issued	3
Reinvested	— (b)
Redeemed	— (b)
Change in Class I Shares	3
Class R2
Issued	1
Reinvested	— (b)
Redeemed	— (b)
Change in Class R2 Shares	1
Class R3
Issued	2
Reinvested	— (b)
Redeemed	— (b)
Change in Class R3 Shares	2
Class R4
Issued	1
Reinvested	— (b)
Change in Class R4 Shares	1

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2065 Fund
Period Ended June 30, 2023(a)
SHARE TRANSACTIONS: (continued)
Class R5
Issued	4
Reinvested	— (b)
Redeemed	— (b)
Change in Class R5 Shares	4
Class R6
Issued	223
Reinvested	1
Redeemed	(11)
Change in Class R6 Shares	213

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Income Fund
Class A
Year Ended June 30, 2023	$14.17	$0.36	$0.53	$0.89	$(0.35)	$(0.23)	$(0.58)
Year Ended June 30, 2022	17.87	0.32	(2.33)	(2.01)	(0.27)	(1.42)	(1.69)
Year Ended June 30, 2021	16.21	0.30	2.14	2.44	(0.37)	(0.41)	(0.78)
Year Ended June 30, 2020	18.14	0.42	0.10	0.52	(0.43)	(2.02)	(2.45)
Year Ended June 30, 2019	18.19	0.47	0.49	0.96	(0.51)	(0.50)	(1.01)
Class C
Year Ended June 30, 2023	14.06	0.27	0.53	0.80	(0.24)	(0.23)	(0.47)
Year Ended June 30, 2022	17.79	0.21	(2.31)	(2.10)	(0.21)	(1.42)	(1.63)
Year Ended June 30, 2021	16.13	0.19	2.13	2.32	(0.25)	(0.41)	(0.66)
Year Ended June 30, 2020	18.07	0.31	0.09	0.40	(0.32)	(2.02)	(2.34)
Year Ended June 30, 2019	18.12	0.35	0.50	0.85	(0.40)	(0.50)	(0.90)
Class I
Year Ended June 30, 2023	14.21	0.38	0.54	0.92	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2022	17.91	0.34	(2.34)	(2.00)	(0.28)	(1.42)	(1.70)
Year Ended June 30, 2021	16.24	0.32	2.15	2.47	(0.39)	(0.41)	(0.80)
Year Ended June 30, 2020	18.18	0.44	0.09	0.53	(0.45)	(2.02)	(2.47)
Year Ended June 30, 2019	18.22	0.49	0.50	0.99	(0.53)	(0.50)	(1.03)
Class R2
Year Ended June 30, 2023	14.10	0.31	0.54	0.85	(0.30)	(0.23)	(0.53)
Year Ended June 30, 2022	17.82	0.25	(2.32)	(2.07)	(0.23)	(1.42)	(1.65)
Year Ended June 30, 2021	16.17	0.23	2.12	2.35	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2020	18.11	0.35	0.08	0.43	(0.35)	(2.02)	(2.37)
Year Ended June 30, 2019	18.15	0.39	0.50	0.89	(0.43)	(0.50)	(0.93)
Class R3
Year Ended June 30, 2023	14.08	0.33	0.55	0.88	(0.30)	(0.23)	(0.53)
Year Ended June 30, 2022	17.78	0.29	(2.32)	(2.03)	(0.25)	(1.42)	(1.67)
Year Ended June 30, 2021	16.14	0.28	2.11	2.39	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	18.08	0.38	0.10	0.48	(0.40)	(2.02)	(2.42)
Year Ended June 30, 2019	18.13	0.45	0.48	0.93	(0.48)	(0.50)	(0.98)
Class R4
Year Ended June 30, 2023	14.19	0.39	0.52	0.91	(0.38)	(0.23)	(0.61)
Year Ended June 30, 2022	17.89	0.33	(2.33)	(2.00)	(0.28)	(1.42)	(1.70)
Year Ended June 30, 2021	16.21	0.31	2.15	2.46	(0.37)	(0.41)	(0.78)
Year Ended June 30, 2020	18.15	0.43	0.09	0.52	(0.44)	(2.02)	(2.46)
Year Ended June 30, 2019	18.19	0.48	0.50	0.98	(0.52)	(0.50)	(1.02)
Class R5
Year Ended June 30, 2023	14.25	0.40	0.54	0.94	(0.39)	(0.23)	(0.62)
Year Ended June 30, 2022	17.94	0.36	(2.34)	(1.98)	(0.29)	(1.42)	(1.71)
Year Ended June 30, 2021	16.28	0.35	2.13	2.48	(0.41)	(0.41)	(0.82)
Year Ended June 30, 2020	18.21	0.46	0.10	0.56	(0.47)	(2.02)	(2.49)
Year Ended June 30, 2019	18.25	0.50	0.51	1.01	(0.55)	(0.50)	(1.05)
Class R6
Year Ended June 30, 2023	14.26	0.41	0.54	0.95	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2022	17.94	0.38	(2.34)	(1.96)	(0.30)	(1.42)	(1.72)
Year Ended June 30, 2021	16.28	0.36	2.14	2.50	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	18.21	0.47	0.10	0.57	(0.48)	(2.02)	(2.50)
Year Ended June 30, 2019	18.25	0.53	0.50	1.03	(0.57)	(0.50)	(1.07)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$14.48	6.55%	$358,493	0.34%	2.56%	0.54%	17%
14.17	(12.56)	405,590	0.34	1.92	0.54	39
17.87	15.27	580,693	0.32	1.76	0.53	32
16.21	2.80	725,302	0.31	2.46	0.53	44
18.14	5.65	913,902	0.31	2.62	0.53	22

14.39	5.88	5,407	0.97	1.91	1.04	17
14.06	(13.09)	6,689	0.97	1.27	1.04	39
17.79	14.58	11,547	0.95	1.11	1.03	32
16.13	2.10	19,316	0.94	1.82	1.03	44
18.07	5.02	25,211	0.94	2.00	1.02	22

14.53	6.76	72,267	0.22	2.68	0.28	17
14.21	(12.48)	91,551	0.22	2.04	0.27	39
17.91	15.43	143,855	0.20	1.84	0.27	32
16.24	2.86	275,968	0.19	2.59	0.27	44
18.18	5.83	376,751	0.19	2.74	0.27	22

14.42	6.22	48,214	0.75	2.17	0.78	17
14.10	(12.91)	52,294	0.75	1.51	0.78	39
17.82	14.74	73,969	0.75	1.34	0.78	32
16.17	2.29	96,609	0.75	2.03	0.77	44
18.11	5.24	135,758	0.75	2.17	0.77	22

14.43	6.49	5,755	0.50	2.35	0.54	17
14.08	(12.70)	9,961	0.50	1.74	0.53	39
17.78	15.01	15,618	0.50	1.60	0.52	32
16.14	2.57	21,053	0.50	2.26	0.52	44
18.08	5.51	20,882	0.50	2.51	0.52	22

14.49	6.67	5,097	0.25	2.73	0.28	17
14.19	(12.50)	3,635	0.25	2.00	0.27	39
17.89	15.38	5,349	0.25	1.82	0.27	32
16.21	2.81	16,424	0.25	2.50	0.27	44
18.15	5.78	18,329	0.25	2.70	0.26	22

14.57	6.88	294,423	0.10	2.80	0.13	17
14.25	(12.35)	382,540	0.10	2.15	0.12	39
17.94	15.47	549,434	0.10	1.99	0.12	32
16.28	3.01	663,490	0.10	2.66	0.12	44
18.21	5.91	937,765	0.10	2.80	0.12	22

14.57	6.94	423,326	0.00	2.90	0.03	17
14.26	(12.23)	599,328	0.00	2.26	0.02	39
17.94	15.59	734,126	0.00	2.08	0.02	32
16.28	3.12	852,524	0.00	2.77	0.02	44
18.21	6.02	902,534	0.00	2.95	0.02	22
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2020 Fund
Class A
Year Ended June 30, 2023	$14.68	$0.36	$0.55	$0.91	$(0.39)	$(0.30)	$(0.69)
Year Ended June 30, 2022	18.97	0.32	(2.41)	(2.09)	(0.28)	(1.92)	(2.20)
Year Ended June 30, 2021	17.14	0.31	2.38	2.69	(0.38)	(0.48)	(0.86)
Year Ended June 30, 2020	19.25	0.43	0.13	0.56	(0.44)	(2.23)	(2.67)
Year Ended June 30, 2019	19.34	0.47	0.55	1.02	(0.52)	(0.59)	(1.11)
Class C
Year Ended June 30, 2023	14.56	0.27	0.54	0.81	(0.28)	(0.30)	(0.58)
Year Ended June 30, 2022	18.87	0.22	(2.39)	(2.17)	(0.22)	(1.92)	(2.14)
Year Ended June 30, 2021	17.05	0.19	2.37	2.56	(0.26)	(0.48)	(0.74)
Year Ended June 30, 2020	19.16	0.32	0.13	0.45	(0.33)	(2.23)	(2.56)
Year Ended June 30, 2019	19.26	0.35	0.55	0.90	(0.41)	(0.59)	(1.00)
Class I
Year Ended June 30, 2023	14.76	0.39	0.55	0.94	(0.41)	(0.30)	(0.71)
Year Ended June 30, 2022	19.05	0.35	(2.43)	(2.08)	(0.29)	(1.92)	(2.21)
Year Ended June 30, 2021	17.21	0.33	2.39	2.72	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2020	19.32	0.46	0.13	0.59	(0.47)	(2.23)	(2.70)
Year Ended June 30, 2019	19.41	0.50	0.55	1.05	(0.55)	(0.59)	(1.14)
Class R2
Year Ended June 30, 2023	14.60	0.31	0.54	0.85	(0.33)	(0.30)	(0.63)
Year Ended June 30, 2022	18.90	0.26	(2.39)	(2.13)	(0.25)	(1.92)	(2.17)
Year Ended June 30, 2021	17.08	0.24	2.37	2.61	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2020	19.19	0.36	0.13	0.49	(0.37)	(2.23)	(2.60)
Year Ended June 30, 2019	19.29	0.39	0.55	0.94	(0.45)	(0.59)	(1.04)
Class R3
Year Ended June 30, 2023	14.59	0.32	0.58	0.90	(0.30)	(0.30)	(0.60)
Year Ended June 30, 2022	18.87	0.31	(2.40)	(2.09)	(0.27)	(1.92)	(2.19)
Year Ended June 30, 2021	17.06	0.29	2.36	2.65	(0.36)	(0.48)	(0.84)
Year Ended June 30, 2020	19.17	0.41	0.13	0.54	(0.42)	(2.23)	(2.65)
Year Ended June 30, 2019	19.29	0.46	0.52	0.98	(0.51)	(0.59)	(1.10)
Class R4
Year Ended June 30, 2023	14.73	0.42	0.51	0.93	(0.44)	(0.30)	(0.74)
Year Ended June 30, 2022	19.01	0.36	(2.43)	(2.07)	(0.29)	(1.92)	(2.21)
Year Ended June 30, 2021	17.16	0.34	2.38	2.72	(0.39)	(0.48)	(0.87)
Year Ended June 30, 2020	19.28	0.45	0.12	0.57	(0.46)	(2.23)	(2.69)
Year Ended June 30, 2019	19.37	0.50	0.55	1.05	(0.55)	(0.59)	(1.14)
Class R5
Year Ended June 30, 2023	14.80	0.41	0.55	0.96	(0.44)	(0.30)	(0.74)
Year Ended June 30, 2022	19.07	0.38	(2.42)	(2.04)	(0.31)	(1.92)	(2.23)
Year Ended June 30, 2021	17.23	0.36	2.39	2.75	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2020	19.34	0.48	0.13	0.61	(0.49)	(2.23)	(2.72)
Year Ended June 30, 2019	19.43	0.52	0.55	1.07	(0.57)	(0.59)	(1.16)
Class R6
Year Ended June 30, 2023	14.81	0.43	0.55	0.98	(0.46)	(0.30)	(0.76)
Year Ended June 30, 2022	19.08	0.40	(2.43)	(2.03)	(0.32)	(1.92)	(2.24)
Year Ended June 30, 2021	17.23	0.38	2.40	2.78	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2020	19.34	0.50	0.13	0.63	(0.51)	(2.23)	(2.74)
Year Ended June 30, 2019	19.44	0.55	0.53	1.08	(0.59)	(0.59)	(1.18)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$14.90	6.43%	$354,915	0.40%	2.49%	0.53%	14%
14.68	(12.59)	441,919	0.40	1.86	0.52	35
18.97	15.90	723,758	0.38	1.68	0.52	33
17.14	2.87	1,016,969	0.37	2.39	0.52	45
19.25	5.74	1,329,583	0.36	2.49	0.52	23

14.79	5.75	6,692	1.00	1.87	1.05	14
14.56	(13.05)	9,079	1.00	1.26	1.04	35
18.87	15.18	15,662	0.98	1.04	1.02	33
17.05	2.26	26,138	0.97	1.80	1.03	45
19.16	5.08	32,725	0.96	1.87	1.02	23

14.99	6.63	101,195	0.25	2.64	0.27	14
14.76	(12.47)	154,572	0.25	2.01	0.27	35
19.05	16.06	279,318	0.23	1.80	0.26	33
17.21	3.01	500,145	0.22	2.54	0.26	45
19.32	5.88	657,042	0.21	2.64	0.27	23

14.82	6.06	76,401	0.75	2.15	0.77	14
14.60	(12.86)	89,945	0.75	1.52	0.77	35
18.90	15.48	132,238	0.75	1.32	0.77	33
17.08	2.47	164,523	0.75	2.01	0.77	45
19.19	5.27	235,222	0.75	2.08	0.77	23

14.89	6.38	9,197	0.50	2.20	0.53	14
14.59	(12.65)	25,428	0.50	1.77	0.52	35
18.87	15.74	36,610	0.50	1.57	0.51	33
17.06	2.75	43,462	0.50	2.28	0.52	45
19.17	5.51	45,957	0.50	2.45	0.52	23

14.92	6.59	14,946	0.25	2.86	0.27	14
14.73	(12.44)	4,551	0.25	2.04	0.27	35
19.01	16.11	10,965	0.25	1.83	0.26	33
17.16	2.94	27,376	0.25	2.48	0.26	45
19.28	5.86	39,275	0.25	2.65	0.26	23

15.02	6.73	377,954	0.10	2.75	0.12	14
14.80	(12.27)	648,747	0.10	2.16	0.12	35
19.07	16.22	1,039,921	0.10	1.97	0.11	33
17.23	3.13	1,300,373	0.10	2.64	0.11	45
19.34	5.99	1,815,333	0.10	2.73	0.11	23

15.03	6.89	707,921	0.00	2.90	0.02	14
14.81	(12.22)	821,167	0.00	2.28	0.02	35
19.08	16.40	1,294,883	0.00	2.07	0.01	33
17.23	3.23	1,515,075	0.00	2.76	0.01	45
19.34	6.04	1,648,084	0.00	2.87	0.01	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2025 Fund
Class A
Year Ended June 30, 2023	$15.52	$0.36	$0.78	$1.14	$(0.34)	$(0.66)	$(1.00)
Year Ended June 30, 2022	20.09	0.32	(2.75)	(2.43)	(0.34)	(1.80)	(2.14)
Year Ended June 30, 2021	17.34	0.29	3.31	3.60	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2020	19.22	0.41	0.06	0.47	(0.42)	(1.93)	(2.35)
Year Ended June 30, 2019	19.18	0.43	0.59	1.02	(0.49)	(0.49)	(0.98)
Class C
Year Ended June 30, 2023	15.40	0.27	0.78	1.05	(0.25)	(0.66)	(0.91)
Year Ended June 30, 2022	20.01	0.22	(2.75)	(2.53)	(0.28)	(1.80)	(2.08)
Year Ended June 30, 2021	17.27	0.17	3.31	3.48	(0.25)	(0.49)	(0.74)
Year Ended June 30, 2020	19.15	0.30	0.06	0.36	(0.31)	(1.93)	(2.24)
Year Ended June 30, 2019	19.11	0.32	0.59	0.91	(0.38)	(0.49)	(0.87)
Class I
Year Ended June 30, 2023	15.58	0.39	0.79	1.18	(0.38)	(0.66)	(1.04)
Year Ended June 30, 2022	20.15	0.36	(2.77)	(2.41)	(0.36)	(1.80)	(2.16)
Year Ended June 30, 2021	17.39	0.32	3.32	3.64	(0.39)	(0.49)	(0.88)
Year Ended June 30, 2020	19.27	0.44	0.06	0.50	(0.45)	(1.93)	(2.38)
Year Ended June 30, 2019	19.22	0.46	0.60	1.06	(0.52)	(0.49)	(1.01)
Class R2
Year Ended June 30, 2023	15.42	0.31	0.78	1.09	(0.30)	(0.66)	(0.96)
Year Ended June 30, 2022	20.01	0.26	(2.74)	(2.48)	(0.31)	(1.80)	(2.11)
Year Ended June 30, 2021	17.27	0.22	3.30	3.52	(0.29)	(0.49)	(0.78)
Year Ended June 30, 2020	19.15	0.34	0.06	0.40	(0.35)	(1.93)	(2.28)
Year Ended June 30, 2019	19.11	0.35	0.60	0.95	(0.42)	(0.49)	(0.91)
Class R3
Year Ended June 30, 2023	15.44	0.35	0.78	1.13	(0.34)	(0.66)	(1.00)
Year Ended June 30, 2022	20.01	0.31	(2.75)	(2.44)	(0.33)	(1.80)	(2.13)
Year Ended June 30, 2021	17.27	0.27	3.30	3.57	(0.34)	(0.49)	(0.83)
Year Ended June 30, 2020	19.16	0.39	0.05	0.44	(0.40)	(1.93)	(2.33)
Year Ended June 30, 2019	19.12	0.41	0.59	1.00	(0.47)	(0.49)	(0.96)
Class R4
Year Ended June 30, 2023	15.54	0.39	0.79	1.18	(0.38)	(0.66)	(1.04)
Year Ended June 30, 2022	20.11	0.35	(2.77)	(2.42)	(0.35)	(1.80)	(2.15)
Year Ended June 30, 2021	17.34	0.32	3.32	3.64	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2020	19.22	0.44	0.05	0.49	(0.44)	(1.93)	(2.37)
Year Ended June 30, 2019	19.18	0.46	0.59	1.05	(0.52)	(0.49)	(1.01)
Class R5
Year Ended June 30, 2023	15.61	0.41	0.79	1.20	(0.40)	(0.66)	(1.06)
Year Ended June 30, 2022	20.18	0.38	(2.78)	(2.40)	(0.37)	(1.80)	(2.17)
Year Ended June 30, 2021	17.41	0.35	3.33	3.68	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2020	19.29	0.46	0.06	0.52	(0.47)	(1.93)	(2.40)
Year Ended June 30, 2019	19.24	0.48	0.60	1.08	(0.54)	(0.49)	(1.03)
Class R6
Year Ended June 30, 2023	15.62	0.43	0.79	1.22	(0.42)	(0.66)	(1.08)
Year Ended June 30, 2022	20.18	0.41	(2.79)	(2.38)	(0.38)	(1.80)	(2.18)
Year Ended June 30, 2021	17.41	0.37	3.33	3.70	(0.44)	(0.49)	(0.93)
Year Ended June 30, 2020	19.29	0.48	0.06	0.54	(0.49)	(1.93)	(2.42)
Year Ended June 30, 2019	19.24	0.50	0.60	1.10	(0.56)	(0.49)	(1.05)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$15.66	7.80%	$606,963	0.43%	2.32%	0.52%	16%
15.52	(13.71)	722,117	0.43	1.72	0.52	39
20.09	21.06	1,147,634	0.41	1.52	0.52	32
17.34	2.22	1,348,331	0.40	2.25	0.52	51
19.22	5.80	1,618,745	0.38	2.28	0.52	24

15.54	7.19	14,787	1.00	1.74	1.03	16
15.40	(14.23)	19,094	1.00	1.17	1.03	39
20.01	20.39	27,048	1.00	0.91	1.02	32
17.27	1.62	30,825	0.99	1.64	1.03	51
19.15	5.20	35,802	0.97	1.69	1.02	24

15.72	8.00	165,288	0.25	2.52	0.27	16
15.58	(13.59)	232,343	0.25	1.91	0.26	39
20.15	21.25	379,329	0.25	1.66	0.26	32
17.39	2.37	608,686	0.24	2.40	0.26	51
19.27	6.01	760,817	0.22	2.45	0.26	24

15.55	7.43	121,499	0.75	2.02	0.77	16
15.42	(14.01)	134,496	0.75	1.41	0.77	39
20.01	20.68	192,084	0.75	1.18	0.77	32
17.27	1.86	220,376	0.75	1.90	0.77	51
19.15	5.42	282,956	0.75	1.90	0.77	24

15.57	7.73	18,887	0.50	2.27	0.52	16
15.44	(13.80)	23,213	0.50	1.65	0.52	39
20.01	21.00	36,301	0.50	1.44	0.52	32
17.27	2.07	43,901	0.50	2.17	0.52	51
19.16	5.72	41,862	0.50	2.21	0.52	24

15.68	8.01	4,249	0.25	2.55	0.27	16
15.54	(13.62)	7,229	0.25	1.85	0.27	39
20.11	21.32	17,587	0.25	1.69	0.26	32
17.34	2.37	39,366	0.25	2.40	0.26	51
19.22	5.95	36,267	0.25	2.47	0.26	24

15.75	8.16	757,815	0.10	2.64	0.11	16
15.61	(13.50)	1,077,778	0.10	2.07	0.11	39
20.18	21.48	1,540,051	0.10	1.84	0.11	32
17.41	2.51	1,741,634	0.10	2.52	0.11	51
19.29	6.13	2,183,769	0.10	2.54	0.11	24

15.76	8.30	1,597,677	0.00	2.78	0.01	16
15.62	(13.40)	1,716,156	0.00	2.18	0.01	39
20.18	21.61	2,237,064	0.00	1.94	0.01	32
17.41	2.61	2,278,065	0.00	2.64	0.01	51
19.29	6.24	2,280,809	0.00	2.68	0.01	24
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2030 Fund
Class A
Year Ended June 30, 2023	$16.73	$0.35	$1.20	$1.55	$(0.33)	$(0.93)	$(1.26)
Year Ended June 30, 2022	21.89	0.33	(3.14)	(2.81)	(0.40)	(1.95)	(2.35)
Year Ended June 30, 2021	18.17	0.28	4.27	4.55	(0.34)	(0.49)	(0.83)
Year Ended June 30, 2020	21.00	0.41	(0.01)	0.40	(0.42)	(2.81)	(3.23)
Year Ended June 30, 2019	21.03	0.43	0.67	1.10	(0.50)	(0.63)	(1.13)
Class C
Year Ended June 30, 2023	16.47	0.25	1.18	1.43	(0.23)	(0.93)	(1.16)
Year Ended June 30, 2022	21.64	0.21	(3.09)	(2.88)	(0.34)	(1.95)	(2.29)
Year Ended June 30, 2021	17.96	0.15	4.24	4.39	(0.22)	(0.49)	(0.71)
Year Ended June 30, 2020	20.80	0.30	(0.02)	0.28	(0.31)	(2.81)	(3.12)
Year Ended June 30, 2019	20.84	0.30	0.67	0.97	(0.38)	(0.63)	(1.01)
Class I
Year Ended June 30, 2023	16.81	0.39	1.19	1.58	(0.36)	(0.93)	(1.29)
Year Ended June 30, 2022	21.97	0.37	(3.16)	(2.79)	(0.42)	(1.95)	(2.37)
Year Ended June 30, 2021	18.22	0.31	4.30	4.61	(0.37)	(0.49)	(0.86)
Year Ended June 30, 2020	21.06	0.45	(0.03)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.08	0.46	0.68	1.14	(0.53)	(0.63)	(1.16)
Class R2
Year Ended June 30, 2023	16.62	0.30	1.19	1.49	(0.28)	(0.93)	(1.21)
Year Ended June 30, 2022	21.80	0.26	(3.12)	(2.86)	(0.37)	(1.95)	(2.32)
Year Ended June 30, 2021	18.09	0.21	4.26	4.47	(0.27)	(0.49)	(0.76)
Year Ended June 30, 2020	20.92	0.35	(0.02)	0.33	(0.35)	(2.81)	(3.16)
Year Ended June 30, 2019	20.96	0.35	0.66	1.01	(0.42)	(0.63)	(1.05)
Class R3
Year Ended June 30, 2023	16.65	0.31	1.22	1.53	(0.25)	(0.93)	(1.18)
Year Ended June 30, 2022	21.80	0.32	(3.13)	(2.81)	(0.39)	(1.95)	(2.34)
Year Ended June 30, 2021	18.10	0.26	4.26	4.52	(0.33)	(0.49)	(0.82)
Year Ended June 30, 2020	20.94	0.40	(0.03)	0.37	(0.40)	(2.81)	(3.21)
Year Ended June 30, 2019	20.98	0.42	0.66	1.08	(0.49)	(0.63)	(1.12)
Class R4
Year Ended June 30, 2023	16.77	0.43	1.15	1.58	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2022	21.93	0.36	(3.15)	(2.79)	(0.42)	(1.95)	(2.37)
Year Ended June 30, 2021	18.18	0.31	4.29	4.60	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2020	21.02	0.43	(0.01)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.05	0.46	0.67	1.13	(0.53)	(0.63)	(1.16)
Class R5
Year Ended June 30, 2023	16.88	0.41	1.21	1.62	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2022	22.04	0.40	(3.17)	(2.77)	(0.44)	(1.95)	(2.39)
Year Ended June 30, 2021	18.28	0.34	4.32	4.66	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	21.11	0.47	(0.01)	0.46	(0.48)	(2.81)	(3.29)
Year Ended June 30, 2019	21.14	0.49	0.67	1.16	(0.56)	(0.63)	(1.19)
Class R6
Year Ended June 30, 2023	16.88	0.43	1.20	1.63	(0.41)	(0.93)	(1.34)
Year Ended June 30, 2022	22.03	0.42	(3.17)	(2.75)	(0.45)	(1.95)	(2.40)
Year Ended June 30, 2021	18.27	0.37	4.31	4.68	(0.43)	(0.49)	(0.92)
Year Ended June 30, 2020	21.11	0.49	(0.02)	0.47	(0.50)	(2.81)	(3.31)
Year Ended June 30, 2019	21.13	0.51	0.68	1.19	(0.58)	(0.63)	(1.21)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$17.02	9.85%	$789,005	0.43%	2.11%	0.52%	16%
16.73	(14.62)	866,979	0.43	1.61	0.52	42
21.89	25.39	1,310,223	0.41	1.35	0.52	38
18.17	1.39	1,502,785	0.40	2.13	0.52	51
21.00	5.82	1,817,991	0.38	2.09	0.52	19

16.74	9.21	14,047	1.00	1.55	1.03	16
16.47	(15.09)	16,382	1.00	1.06	1.03	42
21.64	24.72	22,367	1.00	0.76	1.03	38
17.96	0.73	27,199	0.99	1.56	1.03	51
20.80	5.21	34,612	0.97	1.48	1.02	19

17.10	10.02	251,694	0.25	2.31	0.26	16
16.81	(14.48)	311,120	0.25	1.80	0.26	42
21.97	25.69	498,963	0.25	1.50	0.26	38
18.22	1.49	667,687	0.24	2.29	0.26	51
21.06	6.02	842,817	0.22	2.25	0.26	19

16.90	9.52	192,960	0.75	1.81	0.77	16
16.62	(14.92)	200,990	0.75	1.32	0.76	42
21.80	25.04	265,500	0.75	1.02	0.76	38
18.09	1.03	279,698	0.75	1.79	0.76	51
20.92	5.39	376,464	0.75	1.70	0.77	19

17.00	9.75	22,702	0.50	1.84	0.52	16
16.65	(14.66)	56,115	0.50	1.57	0.51	42
21.80	25.30	73,364	0.50	1.30	0.51	38
18.10	1.25	68,796	0.50	2.06	0.51	51
20.94	5.72	65,515	0.50	2.04	0.52	19

17.03	10.04	36,839	0.25	2.57	0.26	16
16.77	(14.51)	12,839	0.25	1.79	0.26	42
21.93	25.69	22,446	0.25	1.53	0.26	38
18.18	1.49	45,528	0.25	2.19	0.26	51
21.02	5.97	61,313	0.25	2.26	0.26	19

17.18	10.22	1,118,550	0.10	2.45	0.11	16
16.88	(14.36)	1,463,012	0.10	1.97	0.11	42
22.04	25.86	1,978,329	0.10	1.68	0.11	38
18.28	1.68	1,978,378	0.10	2.41	0.11	51
21.11	6.09	2,387,637	0.10	2.36	0.11	19

17.17	10.30	2,099,401	0.00	2.58	0.01	16
16.88	(14.28)	2,029,842	0.00	2.08	0.01	42
22.03	26.00	2,510,192	0.00	1.78	0.01	38
18.27	1.73	2,363,567	0.00	2.52	0.01	51
21.11	6.24	2,387,434	0.00	2.48	0.01	19
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2035 Fund
Class A
Year Ended June 30, 2023	$17.15	$0.31	$1.56	$1.87	$(0.28)	$(1.09)	$(1.37)
Year Ended June 30, 2022	23.65	0.32	(3.33)	(3.01)	(0.48)	(3.01)	(3.49)
Year Ended June 30, 2021	18.76	0.28	5.60	5.88	(0.35)	(0.64)	(0.99)
Year Ended June 30, 2020	20.40	0.33	(0.02)	0.31	(0.35)	(1.60)	(1.95)
Year Ended June 30, 2019	20.43	0.38	0.58	0.96	(0.46)	(0.53)	(0.99)
Class C
Year Ended June 30, 2023	16.88	0.21	1.54	1.75	(0.19)	(1.09)	(1.28)
Year Ended June 30, 2022	23.41	0.20	(3.29)	(3.09)	(0.43)	(3.01)	(3.44)
Year Ended June 30, 2021	18.59	0.15	5.54	5.69	(0.23)	(0.64)	(0.87)
Year Ended June 30, 2020	20.23	0.22	(0.02)	0.20	(0.24)	(1.60)	(1.84)
Year Ended June 30, 2019	20.26	0.26	0.59	0.85	(0.35)	(0.53)	(0.88)
Class I
Year Ended June 30, 2023	17.29	0.35	1.57	1.92	(0.32)	(1.09)	(1.41)
Year Ended June 30, 2022	23.80	0.37	(3.37)	(3.00)	(0.50)	(3.01)	(3.51)
Year Ended June 30, 2021	18.87	0.32	5.63	5.95	(0.38)	(0.64)	(1.02)
Year Ended June 30, 2020	20.51	0.37	(0.02)	0.35	(0.39)	(1.60)	(1.99)
Year Ended June 30, 2019	20.53	0.42	0.59	1.01	(0.50)	(0.53)	(1.03)
Class R2
Year Ended June 30, 2023	17.05	0.26	1.55	1.81	(0.24)	(1.09)	(1.33)
Year Ended June 30, 2022	23.57	0.26	(3.32)	(3.06)	(0.45)	(3.01)	(3.46)
Year Ended June 30, 2021	18.70	0.21	5.57	5.78	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2020	20.34	0.27	(0.02)	0.25	(0.29)	(1.60)	(1.89)
Year Ended June 30, 2019	20.37	0.30	0.59	0.89	(0.39)	(0.53)	(0.92)
Class R3
Year Ended June 30, 2023	17.05	0.30	1.54	1.84	(0.28)	(1.09)	(1.37)
Year Ended June 30, 2022	23.54	0.30	(3.31)	(3.01)	(0.47)	(3.01)	(3.48)
Year Ended June 30, 2021	18.68	0.27	5.56	5.83	(0.33)	(0.64)	(0.97)
Year Ended June 30, 2020	20.32	0.32	(0.02)	0.30	(0.34)	(1.60)	(1.94)
Year Ended June 30, 2019	20.36	0.37	0.57	0.94	(0.45)	(0.53)	(0.98)
Class R4
Year Ended June 30, 2023	17.26	0.34	1.58	1.92	(0.31)	(1.09)	(1.40)
Year Ended June 30, 2022	23.75	0.35	(3.33)	(2.98)	(0.50)	(3.01)	(3.51)
Year Ended June 30, 2021	18.83	0.33	5.60	5.93	(0.37)	(0.64)	(1.01)
Year Ended June 30, 2020	20.47	0.36	(0.02)	0.34	(0.38)	(1.60)	(1.98)
Year Ended June 30, 2019	20.50	0.41	0.58	0.99	(0.49)	(0.53)	(1.02)
Class R5
Year Ended June 30, 2023	17.32	0.37	1.58	1.95	(0.35)	(1.09)	(1.44)
Year Ended June 30, 2022	23.81	0.40	(3.36)	(2.96)	(0.52)	(3.01)	(3.53)
Year Ended June 30, 2021	18.89	0.36	5.62	5.98	(0.42)	(0.64)	(1.06)
Year Ended June 30, 2020	20.53	0.39	(0.02)	0.37	(0.41)	(1.60)	(2.01)
Year Ended June 30, 2019	20.54	0.44	0.60	1.04	(0.52)	(0.53)	(1.05)
Class R6
Year Ended June 30, 2023	17.33	0.40	1.56	1.96	(0.37)	(1.09)	(1.46)
Year Ended June 30, 2022	23.81	0.42	(3.36)	(2.94)	(0.53)	(3.01)	(3.54)
Year Ended June 30, 2021	18.89	0.38	5.62	6.00	(0.44)	(0.64)	(1.08)
Year Ended June 30, 2020	20.53	0.41	(0.02)	0.39	(0.43)	(1.60)	(2.03)
Year Ended June 30, 2019	20.55	0.46	0.59	1.05	(0.54)	(0.53)	(1.07)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$17.65	11.67%	$645,728	0.43%	1.81%	0.52%	18%
17.15	(15.33)	710,149	0.43	1.50	0.52	34
23.65	31.88	1,107,857	0.42	1.31	0.52	35
18.76	1.14	1,141,434	0.41	1.70	0.52	52
20.40	5.27	1,350,107	0.39	1.91	0.52	15

17.35	11.01	9,043	1.00	1.25	1.04	18
16.88	(15.81)	10,174	1.00	0.97	1.03	34
23.41	31.12	13,950	1.00	0.69	1.03	35
18.59	0.56	16,378	0.99	1.14	1.04	52
20.23	4.71	21,967	0.97	1.32	1.03	15

17.80	11.87	154,541	0.25	2.06	0.27	18
17.29	(15.19)	211,579	0.25	1.70	0.26	34
23.80	32.11	345,692	0.25	1.47	0.26	35
18.87	1.31	492,445	0.24	1.88	0.27	52
20.51	5.47	604,947	0.22	2.08	0.27	15

17.53	11.31	173,552	0.75	1.52	0.77	18
17.05	(15.60)	167,191	0.75	1.21	0.77	34
23.57	31.43	219,749	0.75	0.97	0.76	35
18.70	0.79	225,092	0.76	1.37	0.77	52
20.34	4.89	283,852	0.75	1.53	0.77	15

17.52	11.52	28,110	0.50	1.79	0.52	18
17.05	(15.39)	30,308	0.50	1.43	0.52	34
23.54	31.77	47,424	0.50	1.25	0.52	35
18.68	1.07	44,104	0.51	1.63	0.52	52
20.32	5.14	39,417	0.50	1.85	0.52	15

17.78	11.86	4,323	0.25	1.98	0.27	18
17.26	(15.14)	8,959	0.25	1.62	0.27	34
23.75	32.07	22,627	0.25	1.51	0.26	35
18.83	1.30	43,341	0.25	1.87	0.26	52
20.47	5.41	40,332	0.25	2.07	0.26	15

17.83	12.03	806,622	0.10	2.16	0.11	18
17.32	(15.03)	1,087,075	0.10	1.86	0.11	34
23.81	32.23	1,456,188	0.10	1.65	0.11	35
18.89	1.45	1,449,763	0.10	1.98	0.11	52
20.53	5.64	1,751,724	0.10	2.20	0.11	15

17.83	12.10	2,066,266	0.00	2.29	0.01	18
17.33	(14.94)	1,916,064	0.00	1.97	0.01	34
23.81	32.37	2,319,866	0.00	1.73	0.01	35
18.89	1.55	2,066,991	0.00	2.09	0.01	52
20.53	5.70	2,130,474	0.00	2.30	0.02	15
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2040 Fund
Class A
Year Ended June 30, 2023	$18.45	$0.30	$1.94	$2.24	$(0.28)	$(1.42)	$(1.70)
Year Ended June 30, 2022	25.76	0.33	(3.68)	(3.35)	(0.55)	(3.41)	(3.96)
Year Ended June 30, 2021	19.90	0.28	6.68	6.96	(0.34)	(0.76)	(1.10)
Year Ended June 30, 2020	22.03	0.32	(0.05)	0.27	(0.35)	(2.05)	(2.40)
Year Ended June 30, 2019	22.17	0.38	0.62	1.00	(0.47)	(0.67)	(1.14)
Class C
Year Ended June 30, 2023	17.95	0.19	1.89	2.08	(0.18)	(1.42)	(1.60)
Year Ended June 30, 2022	25.26	0.19	(3.58)	(3.39)	(0.51)	(3.41)	(3.92)
Year Ended June 30, 2021	19.58	0.13	6.55	6.68	(0.24)	(0.76)	(1.00)
Year Ended June 30, 2020	21.72	0.20	(0.05)	0.15	(0.24)	(2.05)	(2.29)
Year Ended June 30, 2019	21.87	0.25	0.62	0.87	(0.35)	(0.67)	(1.02)
Class I
Year Ended June 30, 2023	18.54	0.34	1.96	2.30	(0.32)	(1.42)	(1.74)
Year Ended June 30, 2022	25.85	0.37	(3.70)	(3.33)	(0.57)	(3.41)	(3.98)
Year Ended June 30, 2021	19.97	0.31	6.71	7.02	(0.38)	(0.76)	(1.14)
Year Ended June 30, 2020	22.10	0.36	(0.06)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.23	0.42	0.63	1.05	(0.51)	(0.67)	(1.18)
Class R2
Year Ended June 30, 2023	18.26	0.24	1.93	2.17	(0.23)	(1.42)	(1.65)
Year Ended June 30, 2022	25.59	0.25	(3.64)	(3.39)	(0.53)	(3.41)	(3.94)
Year Ended June 30, 2021	19.79	0.20	6.62	6.82	(0.26)	(0.76)	(1.02)
Year Ended June 30, 2020	21.92	0.25	(0.05)	0.20	(0.28)	(2.05)	(2.33)
Year Ended June 30, 2019	22.06	0.30	0.62	0.92	(0.39)	(0.67)	(1.06)
Class R3
Year Ended June 30, 2023	18.35	0.23	2.01	2.24	(0.18)	(1.42)	(1.60)
Year Ended June 30, 2022	25.66	0.31	(3.67)	(3.36)	(0.54)	(3.41)	(3.95)
Year Ended June 30, 2021	19.83	0.27	6.64	6.91	(0.32)	(0.76)	(1.08)
Year Ended June 30, 2020	21.96	0.31	(0.06)	0.25	(0.33)	(2.05)	(2.38)
Year Ended June 30, 2019	22.12	0.37	0.60	0.97	(0.46)	(0.67)	(1.13)
Class R4
Year Ended June 30, 2023	18.50	0.41	1.88	2.29	(0.35)	(1.42)	(1.77)
Year Ended June 30, 2022	25.81	0.35	(3.68)	(3.33)	(0.57)	(3.41)	(3.98)
Year Ended June 30, 2021	19.93	0.33	6.67	7.00	(0.36)	(0.76)	(1.12)
Year Ended June 30, 2020	22.06	0.34	(0.04)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.19	0.41	0.64	1.05	(0.51)	(0.67)	(1.18)
Class R5
Year Ended June 30, 2023	18.62	0.38	1.95	2.33	(0.34)	(1.42)	(1.76)
Year Ended June 30, 2022	25.93	0.41	(3.72)	(3.31)	(0.59)	(3.41)	(4.00)
Year Ended June 30, 2021	20.03	0.35	6.72	7.07	(0.41)	(0.76)	(1.17)
Year Ended June 30, 2020	22.16	0.39	(0.06)	0.33	(0.41)	(2.05)	(2.46)
Year Ended June 30, 2019	22.29	0.44	0.64	1.08	(0.54)	(0.67)	(1.21)
Class R6
Year Ended June 30, 2023	18.63	0.39	1.96	2.35	(0.37)	(1.42)	(1.79)
Year Ended June 30, 2022	25.93	0.43	(3.72)	(3.29)	(0.60)	(3.41)	(4.01)
Year Ended June 30, 2021	20.03	0.38	6.72	7.10	(0.44)	(0.76)	(1.20)
Year Ended June 30, 2020	22.16	0.41	(0.06)	0.35	(0.43)	(2.05)	(2.48)
Year Ended June 30, 2019	22.29	0.47	0.63	1.10	(0.56)	(0.67)	(1.23)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.99	13.12%	$656,787	0.43%	1.63%	0.52%	16%
18.45	(15.82)	677,060	0.43	1.40	0.52	36
25.76	35.63	1,024,243	0.42	1.19	0.52	33
19.90	0.66	1,088,646	0.41	1.54	0.52	50
22.03	5.15	1,324,589	0.39	1.76	0.52	14

18.43	12.47	11,359	1.00	1.07	1.03	16
17.95	(16.28)	11,955	1.00	0.86	1.04	36
25.26	34.75	15,949	1.00	0.58	1.04	33
19.58	0.08	16,763	0.99	0.98	1.04	50
21.72	4.59	22,117	0.97	1.17	1.03	14

19.10	13.39	212,173	0.25	1.86	0.27	16
18.54	(15.69)	267,740	0.25	1.58	0.26	36
25.85	35.83	437,592	0.25	1.32	0.26	33
19.97	0.82	488,471	0.24	1.73	0.27	50
22.10	5.36	616,461	0.22	1.93	0.27	14

18.78	12.83	157,484	0.75	1.34	0.77	16
18.26	(16.09)	153,273	0.75	1.09	0.77	36
25.59	35.12	199,824	0.75	0.86	0.77	33
19.79	0.30	200,654	0.76	1.22	0.77	50
21.92	4.79	269,143	0.75	1.38	0.77	14

18.99	13.11	20,493	0.50	1.27	0.52	16
18.35	(15.91)	51,430	0.50	1.35	0.52	36
25.66	35.52	65,461	0.50	1.15	0.51	33
19.83	0.57	57,891	0.51	1.51	0.52	50
21.96	5.02	54,428	0.50	1.72	0.52	14

19.02	13.40	36,240	0.25	2.22	0.27	16
18.50	(15.71)	7,965	0.25	1.50	0.27	36
25.81	35.83	15,979	0.25	1.43	0.26	33
19.93	0.82	35,248	0.26	1.65	0.27	50
22.06	5.36	42,792	0.25	1.91	0.26	14

19.19	13.56	938,361	0.10	2.03	0.12	16
18.62	(15.57)	1,254,341	0.10	1.76	0.11	36
25.93	36.03	1,668,542	0.10	1.51	0.11	33
20.03	0.96	1,521,908	0.11	1.84	0.12	50
22.16	5.48	1,803,566	0.10	2.06	0.12	14

19.19	13.65	1,931,128	0.00	2.11	0.02	16
18.63	(15.48)	1,747,795	0.00	1.87	0.01	36
25.93	36.17	2,166,737	0.00	1.61	0.01	33
20.03	1.06	1,899,514	0.01	1.94	0.02	50
22.16	5.58	2,006,280	0.00	2.16	0.02	14
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2045 Fund
Class A
Year Ended June 30, 2023	$18.35	$0.26	$2.15	$2.41	$(0.24)	$(1.63)	$(1.87)
Year Ended June 30, 2022	25.52	0.30	(3.70)	(3.40)	(0.59)	(3.18)	(3.77)
Year Ended June 30, 2021	19.19	0.24	7.07	7.31	(0.30)	(0.68)	(0.98)
Year Ended June 30, 2020	21.10	0.29	(0.14)	0.15	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2019	21.09	0.35	0.61	0.96	(0.44)	(0.51)	(0.95)
Class C
Year Ended June 30, 2023	17.93	0.16	2.09	2.25	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2022	25.12	0.16	(3.62)	(3.46)	(0.55)	(3.18)	(3.73)
Year Ended June 30, 2021	18.96	0.10	6.98	7.08	(0.24)	(0.68)	(0.92)
Year Ended June 30, 2020	20.91	0.17	(0.15)	0.02	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2019	20.92	0.22	0.62	0.84	(0.34)	(0.51)	(0.85)
Class I
Year Ended June 30, 2023	18.46	0.31	2.15	2.46	(0.27)	(1.63)	(1.90)
Year Ended June 30, 2022	25.63	0.34	(3.73)	(3.39)	(0.60)	(3.18)	(3.78)
Year Ended June 30, 2021	19.27	0.28	7.09	7.37	(0.33)	(0.68)	(1.01)
Year Ended June 30, 2020	21.18	0.33	(0.15)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.17	0.38	0.62	1.00	(0.48)	(0.51)	(0.99)
Class R2
Year Ended June 30, 2023	18.16	0.21	2.13	2.34	(0.19)	(1.63)	(1.82)
Year Ended June 30, 2022	25.37	0.22	(3.68)	(3.46)	(0.57)	(3.18)	(3.75)
Year Ended June 30, 2021	19.10	0.16	7.04	7.20	(0.25)	(0.68)	(0.93)
Year Ended June 30, 2020	21.02	0.22	(0.14)	0.08	(0.26)	(1.74)	(2.00)
Year Ended June 30, 2019	21.02	0.27	0.61	0.88	(0.37)	(0.51)	(0.88)
Class R3
Year Ended June 30, 2023	18.25	0.25	2.14	2.39	(0.23)	(1.63)	(1.86)
Year Ended June 30, 2022	25.42	0.28	(3.68)	(3.40)	(0.59)	(3.18)	(3.77)
Year Ended June 30, 2021	19.12	0.23	7.03	7.26	(0.28)	(0.68)	(0.96)
Year Ended June 30, 2020	21.03	0.28	(0.15)	0.13	(0.30)	(1.74)	(2.04)
Year Ended June 30, 2019	21.03	0.33	0.61	0.94	(0.43)	(0.51)	(0.94)
Class R4
Year Ended June 30, 2023	18.42	0.31	2.15	2.46	(0.27)	(1.63)	(1.90)
Year Ended June 30, 2022	25.58	0.31	(3.69)	(3.38)	(0.60)	(3.18)	(3.78)
Year Ended June 30, 2021	19.22	0.29	7.07	7.36	(0.32)	(0.68)	(1.00)
Year Ended June 30, 2020	21.13	0.32	(0.14)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.13	0.37	0.61	0.98	(0.47)	(0.51)	(0.98)
Class R5
Year Ended June 30, 2023	18.51	0.33	2.16	2.49	(0.30)	(1.63)	(1.93)
Year Ended June 30, 2022	25.66	0.38	(3.74)	(3.36)	(0.61)	(3.18)	(3.79)
Year Ended June 30, 2021	19.29	0.32	7.10	7.42	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2020	21.20	0.35	(0.14)	0.21	(0.38)	(1.74)	(2.12)
Year Ended June 30, 2019	21.19	0.41	0.61	1.02	(0.50)	(0.51)	(1.01)
Class R6
Year Ended June 30, 2023	18.51	0.35	2.16	2.51	(0.32)	(1.63)	(1.95)
Year Ended June 30, 2022	25.65	0.40	(3.74)	(3.34)	(0.62)	(3.18)	(3.80)
Year Ended June 30, 2021	19.28	0.34	7.10	7.44	(0.39)	(0.68)	(1.07)
Year Ended June 30, 2020	21.20	0.37	(0.15)	0.22	(0.40)	(1.74)	(2.14)
Year Ended June 30, 2019	21.18	0.43	0.62	1.05	(0.52)	(0.51)	(1.03)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$18.89	14.22%	$509,718	0.43%	1.43%	0.53%	16%
18.35	(16.11)	521,553	0.43	1.28	0.52	40
25.52	38.75	793,971	0.42	1.07	0.52	32
19.19	0.12	770,111	0.41	1.45	0.53	51
21.10	5.17	879,444	0.39	1.70	0.52	16

18.41	13.58	6,233	1.00	0.91	1.05	16
17.93	(16.60)	6,283	1.00	0.72	1.04	40
25.12	37.99	10,242	1.00	0.46	1.04	32
18.96	(0.50)	11,130	0.99	0.88	1.05	51
20.91	4.58	13,398	0.97	1.07	1.04	16

19.02	14.47	119,321	0.25	1.71	0.27	16
18.46	(16.01)	161,938	0.25	1.45	0.27	40
25.63	38.97	298,715	0.25	1.23	0.27	32
19.27	0.29	358,214	0.24	1.65	0.27	51
21.18	5.32	416,712	0.22	1.84	0.27	16

18.68	13.92	125,042	0.75	1.14	0.77	16
18.16	(16.45)	119,432	0.75	0.97	0.77	40
25.37	38.36	165,130	0.75	0.71	0.77	32
19.10	(0.24)	157,856	0.76	1.12	0.77	51
21.02	4.75	192,013	0.75	1.32	0.77	16

18.78	14.19	20,029	0.50	1.38	0.52	16
18.25	(16.20)	21,019	0.50	1.21	0.52	40
25.42	38.65	29,888	0.50	1.01	0.52	32
19.12	0.04	28,735	0.51	1.39	0.53	51
21.03	5.05	24,908	0.50	1.61	0.53	16

18.98	14.45	2,670	0.25	1.68	0.28	16
18.42	(16.00)	5,215	0.25	1.32	0.27	40
25.58	39.01	11,680	0.25	1.29	0.27	32
19.22	0.28	22,576	0.26	1.62	0.27	51
21.13	5.28	18,666	0.25	1.81	0.27	16

19.07	14.60	654,843	0.10	1.80	0.12	16
18.51	(15.86)	845,697	0.10	1.64	0.11	40
25.66	39.20	1,103,307	0.10	1.41	0.12	32
19.29	0.43	1,036,265	0.10	1.73	0.12	51
21.20	5.45	1,230,281	0.10	1.99	0.12	16

19.07	14.75	1,599,405	0.00	1.91	0.02	16
18.51	(15.79)	1,425,466	0.00	1.75	0.02	40
25.65	39.36	1,706,379	0.00	1.48	0.02	32
19.28	0.48	1,442,523	0.00	1.84	0.02	51
21.20	5.60	1,598,285	0.00	2.08	0.02	16
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2050 Fund
Class A
Year Ended June 30, 2023	$18.45	$0.25	$2.23	$2.48	$(0.26)	$(1.55)	$(1.81)
Year Ended June 30, 2022	25.66	0.29	(3.77)	(3.48)	(0.59)	(3.14)	(3.73)
Year Ended June 30, 2021	19.30	0.25	7.10	7.35	(0.29)	(0.70)	(0.99)
Year Ended June 30, 2020	21.14	0.29	(0.15)	0.14	(0.32)	(1.66)	(1.98)
Year Ended June 30, 2019	21.06	0.35	0.62	0.97	(0.44)	(0.45)	(0.89)
Class C
Year Ended June 30, 2023	18.00	0.15	2.16	2.31	(0.16)	(1.55)	(1.71)
Year Ended June 30, 2022	25.22	0.17	(3.69)	(3.52)	(0.56)	(3.14)	(3.70)
Year Ended June 30, 2021	19.05	0.09	7.02	7.11	(0.24)	(0.70)	(0.94)
Year Ended June 30, 2020	20.92	0.17	(0.15)	0.02	(0.23)	(1.66)	(1.89)
Year Ended June 30, 2019	20.87	0.23	0.61	0.84	(0.34)	(0.45)	(0.79)
Class I
Year Ended June 30, 2023	18.57	0.30	2.23	2.53	(0.29)	(1.55)	(1.84)
Year Ended June 30, 2022	25.77	0.34	(3.80)	(3.46)	(0.60)	(3.14)	(3.74)
Year Ended June 30, 2021	19.38	0.28	7.14	7.42	(0.33)	(0.70)	(1.03)
Year Ended June 30, 2020	21.22	0.33	(0.16)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.14	0.38	0.63	1.01	(0.48)	(0.45)	(0.93)
Class R2
Year Ended June 30, 2023	18.25	0.20	2.20	2.40	(0.21)	(1.55)	(1.76)
Year Ended June 30, 2022	25.48	0.22	(3.74)	(3.52)	(0.57)	(3.14)	(3.71)
Year Ended June 30, 2021	19.20	0.16	7.07	7.23	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2020	21.05	0.23	(0.16)	0.07	(0.26)	(1.66)	(1.92)
Year Ended June 30, 2019	20.98	0.27	0.62	0.89	(0.37)	(0.45)	(0.82)
Class R3
Year Ended June 30, 2023	18.35	0.23	2.22	2.45	(0.24)	(1.55)	(1.79)
Year Ended June 30, 2022	25.55	0.28	(3.75)	(3.47)	(0.59)	(3.14)	(3.73)
Year Ended June 30, 2021	19.23	0.24	7.06	7.30	(0.28)	(0.70)	(0.98)
Year Ended June 30, 2020	21.07	0.29	(0.17)	0.12	(0.30)	(1.66)	(1.96)
Year Ended June 30, 2019	21.00	0.32	0.63	0.95	(0.43)	(0.45)	(0.88)
Class R4
Year Ended June 30, 2023	18.54	0.32	2.20	2.52	(0.30)	(1.55)	(1.85)
Year Ended June 30, 2022	25.73	0.32	(3.77)	(3.45)	(0.60)	(3.14)	(3.74)
Year Ended June 30, 2021	19.34	0.29	7.11	7.40	(0.31)	(0.70)	(1.01)
Year Ended June 30, 2020	21.18	0.30	(0.13)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.11	0.37	0.62	0.99	(0.47)	(0.45)	(0.92)
Class R5
Year Ended June 30, 2023	18.63	0.35	2.21	2.56	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2022	25.82	0.38	(3.81)	(3.43)	(0.62)	(3.14)	(3.76)
Year Ended June 30, 2021	19.41	0.32	7.15	7.47	(0.36)	(0.70)	(1.06)
Year Ended June 30, 2020	21.25	0.35	(0.15)	0.20	(0.38)	(1.66)	(2.04)
Year Ended June 30, 2019	21.17	0.41	0.62	1.03	(0.50)	(0.45)	(0.95)
Class R6
Year Ended June 30, 2023	18.65	0.34	2.24	2.58	(0.34)	(1.55)	(1.89)
Year Ended June 30, 2022	25.83	0.40	(3.81)	(3.41)	(0.63)	(3.14)	(3.77)
Year Ended June 30, 2021	19.42	0.34	7.16	7.50	(0.39)	(0.70)	(1.09)
Year Ended June 30, 2020	21.26	0.37	(0.15)	0.22	(0.40)	(1.66)	(2.06)
Year Ended June 30, 2019	21.18	0.43	0.62	1.05	(0.52)	(0.45)	(0.97)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$19.12	14.52%	$415,427	0.43%	1.36%	0.53%	17%
18.45	(16.32)	410,646	0.43	1.26	0.52	42
25.66	38.77	622,310	0.42	1.08	0.52	33
19.30	0.11	669,044	0.41	1.44	0.53	50
21.14	5.17	776,437	0.39	1.70	0.53	15

18.60	13.86	7,943	1.00	0.83	1.05	17
18.00	(16.78)	7,296	1.00	0.73	1.05	42
25.22	37.97	9,790	1.00	0.39	1.06	33
19.05	(0.47)	10,868	0.99	0.88	1.06	50
20.92	4.54	14,549	0.97	1.11	1.05	15

19.26	14.76	165,089	0.25	1.63	0.27	17
18.57	(16.17)	197,122	0.25	1.44	0.27	42
25.77	38.99	341,114	0.25	1.20	0.27	33
19.38	0.27	351,331	0.24	1.63	0.27	50
21.22	5.33	412,675	0.22	1.84	0.27	15

18.89	14.20	120,984	0.75	1.08	0.77	17
18.25	(16.59)	111,445	0.75	0.96	0.77	42
25.48	38.33	143,149	0.75	0.71	0.77	33
19.20	(0.25)	141,456	0.76	1.14	0.78	50
21.05	4.76	185,990	0.75	1.33	0.77	15

19.01	14.45	22,993	0.50	1.28	0.52	17
18.35	(16.36)	24,905	0.50	1.20	0.52	42
25.55	38.64	32,912	0.50	1.05	0.52	33
19.23	0.02	28,624	0.51	1.44	0.53	50
21.07	5.06	29,624	0.50	1.58	0.53	15

19.21	14.74	7,837	0.25	1.71	0.27	17
18.54	(16.15)	6,998	0.25	1.37	0.27	42
25.73	38.98	10,679	0.25	1.26	0.27	33
19.34	0.27	21,884	0.25	1.46	0.27	50
21.18	5.27	32,117	0.25	1.82	0.27	15

19.32	14.87	662,293	0.10	1.89	0.12	17
18.63	(16.04)	956,841	0.10	1.62	0.12	42
25.82	39.25	1,208,319	0.10	1.37	0.12	33
19.41	0.41	1,040,450	0.10	1.74	0.12	50
21.25	5.45	1,151,555	0.10	1.99	0.12	15

19.34	15.02	1,297,128	0.00	1.85	0.02	17
18.65	(15.95)	1,140,227	0.00	1.73	0.02	42
25.83	39.36	1,389,666	0.00	1.48	0.02	33
19.42	0.51	1,183,628	0.00	1.83	0.02	50
21.26	5.55	1,333,241	0.00	2.09	0.02	15
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2055 Fund
Class A
Year Ended June 30, 2023	$22.13	$0.30	$2.68	$2.98	$(0.29)	$(1.72)	$(2.01)
Year Ended June 30, 2022	29.64	0.34	(4.52)	(4.18)	(0.70)	(2.63)	(3.33)
Year Ended June 30, 2021	22.16	0.29	8.18	8.47	(0.34)	(0.65)	(0.99)
Year Ended June 30, 2020	23.80	0.33	(0.19)	0.14	(0.37)	(1.41)	(1.78)
Year Ended June 30, 2019	23.52	0.39	0.72	1.11	(0.49)	(0.34)	(0.83)
Class C
Year Ended June 30, 2023	21.73	0.18	2.64	2.82	(0.18)	(1.72)	(1.90)
Year Ended June 30, 2022	29.29	0.19	(4.45)	(4.26)	(0.67)	(2.63)	(3.30)
Year Ended June 30, 2021	21.99	0.12	8.11	8.23	(0.28)	(0.65)	(0.93)
Year Ended June 30, 2020	23.66	0.21	(0.20)	0.01	(0.27)	(1.41)	(1.68)
Year Ended June 30, 2019	23.40	0.24	0.73	0.97	(0.37)	(0.34)	(0.71)
Class I
Year Ended June 30, 2023	22.21	0.36	2.68	3.04	(0.34)	(1.72)	(2.06)
Year Ended June 30, 2022	29.70	0.39	(4.53)	(4.14)	(0.72)	(2.63)	(3.35)
Year Ended June 30, 2021	22.21	0.33	8.19	8.52	(0.38)	(0.65)	(1.03)
Year Ended June 30, 2020	23.84	0.38	(0.20)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.56	0.42	0.73	1.15	(0.53)	(0.34)	(0.87)
Class R2
Year Ended June 30, 2023	21.96	0.24	2.65	2.89	(0.23)	(1.72)	(1.95)
Year Ended June 30, 2022	29.51	0.25	(4.49)	(4.24)	(0.68)	(2.63)	(3.31)
Year Ended June 30, 2021	22.11	0.19	8.15	8.34	(0.29)	(0.65)	(0.94)
Year Ended June 30, 2020	23.75	0.25	(0.18)	0.07	(0.30)	(1.41)	(1.71)
Year Ended June 30, 2019	23.47	0.31	0.72	1.03	(0.41)	(0.34)	(0.75)
Class R3
Year Ended June 30, 2023	22.03	0.30	2.65	2.95	(0.29)	(1.72)	(2.01)
Year Ended June 30, 2022	29.54	0.32	(4.50)	(4.18)	(0.70)	(2.63)	(3.33)
Year Ended June 30, 2021	22.10	0.26	8.15	8.41	(0.32)	(0.65)	(0.97)
Year Ended June 30, 2020	23.73	0.33	(0.20)	0.13	(0.35)	(1.41)	(1.76)
Year Ended June 30, 2019	23.46	0.36	0.73	1.09	(0.48)	(0.34)	(0.82)
Class R4
Year Ended June 30, 2023	22.19	0.33	2.70	3.03	(0.34)	(1.72)	(2.06)
Year Ended June 30, 2022	29.68	0.35	(4.49)	(4.14)	(0.72)	(2.63)	(3.35)
Year Ended June 30, 2021	22.18	0.34	8.17	8.51	(0.36)	(0.65)	(1.01)
Year Ended June 30, 2020	23.81	0.37	(0.19)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.53	0.43	0.72	1.15	(0.53)	(0.34)	(0.87)
Class R5
Year Ended June 30, 2023	22.26	0.40	2.67	3.07	(0.37)	(1.72)	(2.09)
Year Ended June 30, 2022	29.73	0.44	(4.55)	(4.11)	(0.73)	(2.63)	(3.36)
Year Ended June 30, 2021	22.23	0.37	8.20	8.57	(0.42)	(0.65)	(1.07)
Year Ended June 30, 2020	23.86	0.40	(0.19)	0.21	(0.43)	(1.41)	(1.84)
Year Ended June 30, 2019	23.58	0.46	0.72	1.18	(0.56)	(0.34)	(0.90)
Class R6
Year Ended June 30, 2023	22.28	0.41	2.69	3.10	(0.40)	(1.72)	(2.12)
Year Ended June 30, 2022	29.74	0.47	(4.55)	(4.08)	(0.75)	(2.63)	(3.38)
Year Ended June 30, 2021	22.24	0.39	8.21	8.60	(0.45)	(0.65)	(1.10)
Year Ended June 30, 2020	23.87	0.42	(0.18)	0.24	(0.46)	(1.41)	(1.87)
Year Ended June 30, 2019	23.58	0.48	0.73	1.21	(0.58)	(0.34)	(0.92)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$23.10	14.52%	$236,957	0.43%	1.38%	0.53%	20%
22.13	(16.24)	229,868	0.42	1.25	0.53	44
29.64	38.80	353,792	0.42	1.10	0.53	35
22.16	0.13	333,643	0.41	1.46	0.54	59
23.80	5.17	337,832	0.39	1.70	0.54	11

22.65	13.91	5,686	1.00	0.83	1.06	20
21.73	(16.74)	5,304	1.01	0.72	1.06	44
29.29	37.96	6,503	1.00	0.47	1.06	35
21.99	(0.42)	5,393	0.99	0.91	1.12	59
23.66	4.56	4,894	0.97	1.06	1.09	11

23.19	14.72	76,441	0.25	1.63	0.28	20
22.21	(16.10)	97,551	0.25	1.42	0.28	44
29.70	38.98	163,327	0.25	1.24	0.28	35
22.21	0.34	164,090	0.24	1.66	0.28	59
23.84	5.33	153,011	0.22	1.81	0.28	11

22.90	14.16	92,962	0.75	1.08	0.78	20
21.96	(16.53)	85,684	0.76	0.92	0.78	44
29.51	38.29	108,729	0.75	0.72	0.78	35
22.11	(0.18)	93,217	0.76	1.11	0.79	59
23.75	4.80	98,714	0.75	1.33	0.79	11

22.97	14.42	11,606	0.50	1.34	0.54	20
22.03	(16.31)	10,367	0.50	1.18	0.54	44
29.54	38.64	14,248	0.50	1.00	0.53	35
22.10	0.09	12,681	0.50	1.46	0.55	59
23.73	5.06	11,479	0.50	1.58	0.55	11

23.16	14.69	2,206	0.25	1.49	0.29	20
22.19	(16.12)	2,315	0.25	1.25	0.28	44
29.68	38.98	4,137	0.25	1.30	0.28	35
22.18	0.33	8,754	0.25	1.63	0.29	59
23.81	5.33	6,657	0.25	1.89	0.29	11

23.24	14.86	411,787	0.10	1.81	0.13	20
22.26	(15.97)	472,573	0.10	1.62	0.12	44
29.73	39.20	549,015	0.10	1.41	0.13	35
22.23	0.48	458,536	0.10	1.75	0.13	59
23.86	5.46	492,994	0.10	2.00	0.13	11

23.26	15.00	849,896	0.00	1.86	0.03	20
22.28	(15.88)	703,185	0.00	1.73	0.03	44
29.74	39.32	782,080	0.00	1.47	0.03	35
22.24	0.58	599,703	0.00	1.82	0.03	59
23.87	5.60	695,353	0.00	2.09	0.03	11
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2060 Fund
Class A
Year Ended June 30, 2023	$18.13	$0.24	$2.28	$2.52	$(0.23)	$(0.88)	$(1.11)
Year Ended June 30, 2022	23.51	0.29	(3.73)	(3.44)	(0.57)	(1.37)	(1.94)
Year Ended June 30, 2021	17.52	0.22	6.47	6.69	(0.26)	(0.44)	(0.70)
Year Ended June 30, 2020	18.17	0.25	(0.21)	0.04	(0.29)	(0.40)	(0.69)
Year Ended June 30, 2019	17.74	0.30	0.58	0.88	(0.38)	(0.07)	(0.45)
Class C
Year Ended June 30, 2023	17.87	0.16	2.22	2.38	(0.13)	(0.88)	(1.01)
Year Ended June 30, 2022	23.31	0.18	(3.71)	(3.53)	(0.54)	(1.37)	(1.91)
Year Ended June 30, 2021	17.43	0.08	6.45	6.53	(0.21)	(0.44)	(0.65)
Year Ended June 30, 2020	18.11	0.15	(0.21)	(0.06)	(0.22)	(0.40)	(0.62)
Year Ended June 30, 2019	17.70	0.17	0.60	0.77	(0.29)	(0.07)	(0.36)
Class I
Year Ended June 30, 2023	18.19	0.30	2.26	2.56	(0.27)	(0.88)	(1.15)
Year Ended June 30, 2022	23.56	0.31	(3.73)	(3.42)	(0.58)	(1.37)	(1.95)
Year Ended June 30, 2021	17.55	0.25	6.49	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.29	(0.22)	0.07	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33	0.58	0.91	(0.40)	(0.07)	(0.47)
Class R2
Year Ended June 30, 2023	18.02	0.20	2.24	2.44	(0.18)	(0.88)	(1.06)
Year Ended June 30, 2022	23.44	0.20	(3.70)	(3.50)	(0.55)	(1.37)	(1.92)
Year Ended June 30, 2021	17.49	0.15	6.46	6.61	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2020	18.16	0.21	(0.24)	(0.03)	(0.24)	(0.40)	(0.64)
Year Ended June 30, 2019	17.73	0.24	0.58	0.82	(0.32)	(0.07)	(0.39)
Class R3
Year Ended June 30, 2023	18.11	0.23	2.28	2.51	(0.22)	(0.88)	(1.10)
Year Ended June 30, 2022	23.51	0.26	(3.73)	(3.47)	(0.56)	(1.37)	(1.93)
Year Ended June 30, 2021	17.52	0.21	6.47	6.68	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	18.17	0.26	(0.23)	0.03	(0.28)	(0.40)	(0.68)
Year Ended June 30, 2019	17.74	0.28	0.58	0.86	(0.36)	(0.07)	(0.43)
Class R4
Year Ended June 30, 2023	18.19	0.35	2.19	2.54	(0.30)	(0.88)	(1.18)
Year Ended June 30, 2022	23.55	0.29	(3.70)	(3.41)	(0.58)	(1.37)	(1.95)
Year Ended June 30, 2021	17.54	0.30	6.44	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.26	(0.20)	0.06	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33	0.58	0.91	(0.40)	(0.07)	(0.47)
Class R5
Year Ended June 30, 2023	18.20	0.35	2.24	2.59	(0.30)	(0.88)	(1.18)
Year Ended June 30, 2022	23.56	0.35	(3.75)	(3.40)	(0.59)	(1.37)	(1.96)
Year Ended June 30, 2021	17.54	0.28	6.50	6.78	(0.32)	(0.44)	(0.76)
Year Ended June 30, 2020	18.20	0.31	(0.23)	0.08	(0.34)	(0.40)	(0.74)
Year Ended June 30, 2019	17.76	0.35	0.58	0.93	(0.42)	(0.07)	(0.49)
Class R6
Year Ended June 30, 2023	18.24	0.35	2.27	2.62	(0.32)	(0.88)	(1.20)
Year Ended June 30, 2022	23.59	0.38	(3.76)	(3.38)	(0.60)	(1.37)	(1.97)
Year Ended June 30, 2021	17.57	0.30	6.50	6.80	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	18.22	0.33	(0.22)	0.11	(0.36)	(0.40)	(0.76)
Year Ended June 30, 2019	17.78	0.37	0.58	0.95	(0.44)	(0.07)	(0.51)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$19.54	14.59%	$47,910	0.43%	1.30%	0.57%	24%
18.13	(16.24)	39,896	0.43	1.30	0.59	47
23.51	38.70	50,703	0.42	1.05	0.59	36
17.52	0.03	45,390	0.41	1.42	0.66	41
18.17	5.27	27,198	0.39	1.71	0.67	12

19.24	13.90	2,296	1.00	0.90	1.10	24
17.87	(16.76)	1,873	1.01	0.83	1.10	47
23.31	37.99	1,992	1.00	0.40	1.12	36
17.43	(0.56)	1,267	0.99	0.87	1.22	41
18.11	4.65	780	0.97	0.99	1.25	12

19.60	14.80	27,615	0.25	1.63	0.31	24
18.19	(16.12)	28,164	0.26	1.41	0.33	47
23.56	38.99	50,531	0.25	1.17	0.32	36
17.55	0.20	25,175	0.24	1.64	0.39	41
18.20	5.48	13,277	0.22	1.88	0.39	12

19.40	14.19	10,268	0.75	1.07	0.82	24
18.02	(16.53)	9,499	0.76	0.94	0.84	47
23.44	38.34	9,829	0.75	0.72	0.84	36
17.49	(0.39)	5,747	0.75	1.17	0.93	41
18.16	4.91	3,816	0.75	1.38	0.91	12

19.52	14.51	7,473	0.50	1.26	0.57	24
18.11	(16.34)	7,162	0.51	1.20	0.59	47
23.51	38.64	7,448	0.50	0.99	0.59	36
17.52	(0.07)	4,378	0.50	1.47	0.68	41
18.17	5.18	3,361	0.50	1.58	0.71	12

19.55	14.71	3,498	0.25	1.88	0.32	24
18.19	(16.09)	407	0.26	1.29	0.37	47
23.55	38.98	1,255	0.25	1.44	0.36	36
17.54	0.12	1,262	0.25	1.46	0.42	41
18.20	5.47	1,818	0.25	1.87	0.41	12

19.61	14.97	144,381	0.10	1.86	0.15	24
18.20	(16.02)	115,172	0.11	1.58	0.18	47
23.56	39.25	92,080	0.10	1.31	0.17	36
17.54	0.26	55,957	0.10	1.77	0.24	41
18.20	5.60	35,100	0.10	1.99	0.23	12

19.66	15.11	362,709	0.00	1.87	0.06	24
18.24	(15.92)	260,352	0.01	1.72	0.08	47
23.59	39.32	235,256	0.00	1.41	0.08	36
17.57	0.41	139,446	0.00	1.89	0.14	41
18.22	5.69	84,379	0.00	2.12	0.13	12
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan SmartRetirement® 2065 Fund
Class A
November 1, 2022 (i) through June 30, 2023	$15.00	$0.13	$2.18	$2.31	$(0.17)
Class C
November 1, 2022 (i) through June 30, 2023	15.00	0.14	2.11	2.25	(0.16)
Class I
November 1, 2022 (i) through June 30, 2023	15.00	0.21	2.13	2.34	(0.18)
Class R2
November 1, 2022 (i) through June 30, 2023	15.00	0.17	2.11	2.28	(0.17)
Class R3
November 1, 2022 (i) through June 30, 2023	15.00	0.20	2.10	2.30	(0.17)
Class R4
November 1, 2022 (i) through June 30, 2023	15.00	0.22	2.12	2.34	(0.18)
Class R5
November 1, 2022 (i) through June 30, 2023	15.00	0.22	2.13	2.35	(0.18)
Class R6
November 1, 2022 (i) through June 30, 2023	15.00	0.20	2.16	2.36	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Does not include expenses of Underlying Funds.
(i)	Commencement of operations.
(j)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)(h)	Net investment income (loss)(b)(g)	Expenses without reimbursements(g)(h)	Portfolio turnover rate(d)

$17.14	15.57%	$244	0.44%	1.19%	9.65%	31%

17.09	15.13	23	1.00	1.35	20.65	31

17.16	15.74	56	0.25	1.95	17.19	31

17.11	15.31	24	0.75	1.59	20.21	31

17.13	15.49	26	0.50	1.84	19.92	31

17.16	15.74	23	0.25	2.10	19.88	31

17.17	15.83	72	0.10	2.07	15.97	31

17.18	15.92	3,648	0.00 (j)	1.86	12.74	31
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 11 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2065 Fund(1)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM IV	Diversified

(1)	Commencement of operations was November 1, 2022.
JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

106	J.P. Morgan SmartRetirement® Funds	June 30, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trusts (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
JPMorgan SmartRetirement® Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$206,052	$—	$—	$206,052
Investment Companies	931,055	—	—	931,055
U.S. Treasury Obligations	—	3,915	—	3,915
Short-Term Investments
Investment Companies	62,290	—	—	62,290
Total Investments in Securities	$1,199,397	$3,915	$—	$1,203,312

June 30, 2023	J.P. Morgan SmartRetirement® Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$214	$—	$—	$214
Depreciation in Other Financial Instruments
Futures Contracts	(806)	—	—	(806)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(592)	$—	$—	$(592)

JPMorgan SmartRetirement® 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$281,901	$—	$—	$281,901
Investment Companies	1,262,242	—	—	1,262,242
U.S. Treasury Obligations	—	5,112	—	5,112
Short-Term Investments
Investment Companies	76,598	—	—	76,598
Total Investments in Securities	$1,620,741	$5,112	$—	$1,625,853
Appreciation in Other Financial Instruments
Futures Contracts	$297	$—	$—	$297
Depreciation in Other Financial Instruments
Futures Contracts	(1,092)	—	—	(1,092)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(795)	$—	$—	$(795)

JPMorgan SmartRetirement® 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$574,308	$—	$—	$574,308
Investment Companies	2,618,451	—	—	2,618,451
U.S. Treasury Obligations	—	5,239	—	5,239
Short-Term Investments
Investment Companies	66,010	—	—	66,010
Total Investments in Securities	$3,258,769	$5,239	$—	$3,264,008
Appreciation in Other Financial Instruments
Futures Contracts	$475	$—	$—	$475
Depreciation in Other Financial Instruments
Futures Contracts	(1,345)	—	—	(1,345)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(870)	$—	$—	$(870)

108	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$827,649	$—	$—	$827,649
Investment Companies	3,579,073	—	—	3,579,073
U.S. Treasury Obligations	—	5,735	—	5,735
Short-Term Investments
Investment Companies	105,097	—	—	105,097
Total Investments in Securities	$4,511,819	$5,735	$—	$4,517,554
Appreciation in Other Financial Instruments
Futures Contracts	$831	$—	$—	$831
Depreciation in Other Financial Instruments
Futures Contracts	(1,084)	—	—	(1,084)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(253)	$—	$—	$(253)

JPMorgan SmartRetirement® 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$736,257	$—	$—	$736,257
Investment Companies	3,050,380	—	—	3,050,380
U.S. Treasury Obligations	—	4,338	—	4,338
Short-Term Investments
Investment Companies	90,443	—	—	90,443
Total Investments in Securities	$3,877,080	$4,338	$—	$3,881,418
Depreciation in Other Financial Instruments
Futures Contracts	$(1,875)	$—	$—	$(1,875)

JPMorgan SmartRetirement® 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$870,680	$—	$—	$870,680
Investment Companies	3,017,036	—	—	3,017,036
U.S. Treasury Obligations	—	6,142	—	6,142
Short-Term Investments
Investment Companies	52,974	—	—	52,974
Total Investments in Securities	$3,940,690	$6,142	$—	$3,946,832
Depreciation in Other Financial Instruments
Futures Contracts	$(2,846)	$—	$—	$(2,846)

June 30, 2023	J.P. Morgan SmartRetirement® Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$726,046	$—	$—	$726,046
Investment Companies	2,240,986	—	—	2,240,986
U.S. Treasury Obligations	—	4,599	—	4,599
Short-Term Investments
Investment Companies	51,352	—	—	51,352
Total Investments in Securities	$3,018,384	$4,599	$—	$3,022,983
Depreciation in Other Financial Instruments
Futures Contracts	$(2,163)	$—	$—	$(2,163)

JPMorgan SmartRetirement® 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$657,627	$—	$—	$657,627
Investment Companies	1,978,345	—	—	1,978,345
U.S. Treasury Obligations	—	7,920	—	7,920
Short-Term Investments
Investment Companies	43,535	—	—	43,535
Total Investments in Securities	$2,679,507	$7,920	$—	$2,687,427
Depreciation in Other Financial Instruments
Futures Contracts	$(1,824)	$—	$—	$(1,824)

JPMorgan SmartRetirement® 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$413,757	$—	$—	$413,757
Investment Companies	1,234,394	—	—	1,234,394
U.S. Treasury Obligations	—	3,346	—	3,346
Short-Term Investments
Investment Companies	25,412	—	—	25,412
Total Investments in Securities	$1,673,563	$3,346	$—	$1,676,909
Depreciation in Other Financial Instruments
Futures Contracts	$(1,191)	$—	$—	$(1,191)

JPMorgan SmartRetirement® 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$146,886	$—	$—	$146,886
Investment Companies	444,489	—	—	444,489
U.S. Treasury Obligations	—	956	—	956

110	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2060 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$12,761	$—	$—	$12,761
Total Investments in Securities	$604,136	$956	$—	$605,092
Depreciation in Other Financial Instruments
Futures Contracts	$(413)	$—	$—	$(413)

JPMorgan SmartRetirement® 2065 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,041	$—	$—	$4,041

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
JPMorgan SmartRetirement® Income Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$22,179	$922	$11,400	$(1,663)	$1,806	$11,844	325	$517	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	5,514	737	3,596	108	(201)	2,562	31	89	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	—	15,249	—	—	(134)	15,115	327	42	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	35,647	9,507	15,748	(379)	5,029	34,056	430	544	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	8,788	60	7,288	(1,103)	1,377	1,834	41	351	—
JPMorgan Core Bond Fund Class R6 Shares (a)	427,597	86,659	101,484	(11,511)	(3,689)	397,572	39,016	13,903	25
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	142,372	25,143	36,758	(4,391)	(793)	125,573	17,514	4,923	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	27,265	379	25,891	(4,570)	3,447	630	106	351	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	26,022	2,660	16,122	4,217	(2,768)	14,009	468	141	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	25,771	1,591	13,597	(5,093)	5,174	13,846	893	561	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	18,252	208	18,687	(1,339)	1,566	—	—	208	—
JPMorgan High Yield Fund Class R6 Shares (a)	68,792	13,007	21,068	(2,346)	2,690	61,075	9,866	4,384	—
JPMorgan Inflation Managed Bond ETF (a)	116,818	2,399	70,029	(1,472)	(2,560)	45,156	978	3,440	323
JPMorgan International Equity Fund Class R6 Shares (a)	60,302	3,682	24,056	5,591	2,994	48,513	2,618	1,572	—
JPMorgan International Research Enhanced Equity ETF (a)	90,561	20,171	38,003	(1,775)	16,980	87,934	1,539	2,083	—
JPMorgan Realty Income ETF (a)	16,249	—	7,145	944	(2,497)	7,551	178	334	1,241

June 30, 2023	J.P. Morgan SmartRetirement® Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Income Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	$15,219	$2,983	$3,588	$(578)	$573	$14,609	273	$59	$1,523
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	7,316	1,036	2,004	(361)	1,326	7,313	371	—	27
JPMorgan Small Cap Value Fund Class R6 Shares (a)	7,503	1,557	1,707	(242)	144	7,255	292	106	528
JPMorgan U.S. Equity Fund Class R6 Shares (a)	147,103	21,004	64,327	(4,096)	21,126	120,810	6,056	1,694	4,982
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	113,286	359,321	410,317	—	—	62,290	62,290	3,127	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	147,052	12,384	61,302	(6,424)	28,140	119,850	3,500	1,847	2,017
Total	$1,529,608	$580,659	$954,117	$(36,483)	$79,730	$1,199,397		$40,276	$10,666

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

JPMorgan SmartRetirement® 2020 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$28,704	$1,364	$13,736	$(1,921)	$2,105	$16,516	454	$678	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	8,117	1,497	5,909	168	(301)	3,572	42	120	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	—	20,923	—	—	(185)	20,738	449	58	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	49,618	10,264	19,564	599	5,490	46,407	585	734	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	11,752	—	9,767	(1,467)	1,842	2,360	53	467	—
JPMorgan Core Bond Fund Class R6 Shares (a)	605,063	88,680	134,777	(16,325)	(6,129)	536,512	52,651	18,673	33
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	201,468	25,883	50,613	(5,687)	(1,791)	169,260	23,607	6,621	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	38,743	516	36,700	(7,381)	5,823	1,001	168	500	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	38,310	2,194	25,256	7,139	(5,325)	17,062	570	187	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	33,039	2,844	16,704	(6,217)	6,347	19,309	1,245	737	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	26,865	315	27,540	(2,189)	2,549	—	—	313	—
JPMorgan High Yield Fund Class R6 Shares (a)	97,771	15,768	30,212	(3,086)	3,617	83,858	13,547	5,882	—
JPMorgan Inflation Managed Bond ETF (a)	165,303	954	98,461	(2,664)	(3,182)	61,950	1,342	4,715	425
JPMorgan International Equity Fund Class R6 Shares (a)	84,355	2,064	30,087	6,352	4,273	66,957	3,614	2,064	—
JPMorgan International Research Enhanced Equity ETF (a)	130,075	22,160	51,985	(3,292)	22,870	119,828	2,097	2,744	—
JPMorgan Realty Income ETF (a)	23,805	460	11,568	3,053	(5,220)	10,530	249	475	1,818
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	22,363	4,812	7,666	(354)	756	19,911	373	77	1,999

112	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2020 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	$10,746	$1,412	$3,612	$(667)	$2,088	$9,967	505	$—	$35
JPMorgan Small Cap Value Fund Class R6 Shares (a)	11,022	2,479	3,572	(393)	350	9,886	398	146	693
JPMorgan U.S. Equity Fund Class R6 Shares (a)	209,681	21,101	89,156	9,145	13,301	164,072	8,224	2,281	6,519
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	159,349	491,435	574,186	—	—	76,598	76,598	4,004	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	207,883	16,854	89,328	(10,383)	39,421	164,447	4,803	2,439	2,641
Total	$2,164,032	$733,979	$1,330,399	$(35,570)	$88,699	$1,620,741		$53,915	$14,163

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

JPMorgan SmartRetirement® 2025 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$71,764	$2,287	$33,214	$(5,067)	$5,311	$41,081	1,128	$1,635	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	17,686	2,473	11,704	376	(638)	8,193	97	274	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	—	26,262	—	—	(231)	26,031	564	73	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	114,588	16,739	36,718	2,243	13,082	109,934	1,387	1,730	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	12,595	1,654	7,803	(1,120)	1,582	6,908	155	669	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,039,321	175,742	165,300	(22,719)	(16,722)	1,010,322	99,148	33,562	59
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	346,045	49,690	66,803	(8,066)	(4,695)	316,171	44,096	12,112	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	83,795	8,312	79,974	(22,293)	18,619	8,459	1,424	1,363	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,320	50,482	1,796	9	(1,451)	48,564	1,623	7	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	75,992	13,070	41,390	(15,440)	15,813	48,045	3,098	1,648	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	41,500	387	42,366	(3,527)	4,006	—	—	387	—
JPMorgan High Yield Fund Class R6 Shares (a)	185,250	22,434	44,356	(5,189)	6,004	164,143	26,518	11,499	—
JPMorgan Inflation Managed Bond ETF (a)	154,057	31,589	102,266	(4,199)	(1,265)	77,916	1,687	4,806	418
JPMorgan International Equity Fund Class R6 Shares (a)	195,166	7,173	77,070	12,975	13,093	151,337	8,167	4,980	—
JPMorgan International Research Enhanced Equity ETF (a)	287,060	29,923	83,546	(4,564)	51,290	280,163	4,904	6,659	—
JPMorgan Realty Income ETF (a)	51,935	441	24,144	(145)	(4,005)	24,082	568	944	3,251
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	49,103	8,572	11,617	(1,887)	2,014	46,185	865	186	4,818

June 30, 2023	J.P. Morgan SmartRetirement® Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2025 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	$23,593	$2,648	$5,652	$(1,090)	$4,277	$23,776	1,205	$—	$84
JPMorgan Small Cap Value Fund Class R6 Shares (a)	24,201	5,104	4,005	(470)	268	25,098	1,011	339	1,670
JPMorgan U.S. Equity Fund Class R6 Shares (a)	474,006	50,361	188,950	29,033	23,597	388,047	19,451	5,374	15,872
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	148,036	760,987	843,013	—	—	66,010	66,010	4,720	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	475,566	40,212	195,928	(21,713)	90,167	388,304	11,340	5,843	6,431
Total	$3,872,579	$1,306,542	$2,067,615	$(72,853)	$220,116	$3,258,769		$98,810	$32,603

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

JPMorgan SmartRetirement® 2030 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$113,953	$5,159	$47,271	$(7,222)	$7,922	$72,541	1,992	$2,695	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	28,337	10,277	24,410	890	(1,326)	13,768	163	330	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	—	15,049	—	—	(132)	14,917	323	42	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	181,844	33,043	46,372	1,822	21,959	192,296	2,426	2,846	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	10,223	2,152	9,011	(1,288)	1,732	3,808	85	511	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,075,630	227,489	136,748	(19,410)	(21,777)	1,125,184	110,420	35,810	62
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	358,123	71,513	60,397	(7,823)	(5,751)	355,665	49,605	13,065	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	71,825	7,777	67,208	(20,612)	16,789	8,571	1,443	1,472	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	29,145	15,444	4,496	1,372	(516)	40,949	1,368	178	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	122,623	30,437	68,231	(26,514)	26,563	84,878	5,473	2,930	—
JPMorgan High Yield Fund Class R6 Shares (a)	206,313	44,362	32,577	(4,154)	4,337	218,281	35,264	13,795	—
JPMorgan Inflation Managed Bond ETF (a)	31,441	28,389	50,617	(2,041)	1,449	8,621	187	854	84
JPMorgan International Equity Fund Class R6 Shares (a)	309,091	13,007	103,457	16,935	26,965	262,541	14,168	8,192	—
JPMorgan International Research Enhanced Equity ETF (a)	464,182	57,385	116,981	(8,413)	84,940	481,113	8,421	11,001	—
JPMorgan Realty Income ETF (a)	83,316	1,485	35,916	(1,811)	(6,489)	40,585	958	1,701	5,770

114	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2030 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	$77,874	$16,767	$10,149	$(1,683)	$1,785	$84,594	1,584	$307	$7,934
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	37,464	5,670	9,785	(1,924)	7,133	38,558	1,954	—	139
JPMorgan Small Cap Value Fund Class R6 Shares (a)	38,431	9,739	5,335	(614)	196	42,417	1,708	557	2,753
JPMorgan U.S. Equity Fund Class R6 Shares (a)	743,979	93,169	244,100	28,095	59,367	680,510	34,111	8,938	26,355
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	136,133	846,970	878,006	—	—	105,097	105,097	4,994	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	759,163	45,386	277,238	(32,295)	141,909	636,925	18,602	9,403	10,654
Total	$4,879,090	$1,580,669	$2,228,305	$(86,690)	$367,055	$4,511,819		$119,621	$53,751

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

JPMorgan SmartRetirement® 2035 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$107,171	$11,620	$45,604	$(6,823)	$7,595	$73,959	2,031	$2,694	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	28,172	5,905	19,558	713	(1,112)	14,120	167	414	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	94,023	14,456	18,513	(2,056)	14,240	102,150	1,289	1,440	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	28,932	—	25,988	(3,887)	4,846	3,903	87	1,139	—
JPMorgan Core Bond Fund Class R6 Shares (a)	204,221	113,589	26,711	(2,910)	(5,357)	282,832	27,756	8,250	14
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	611,890	142,114	105,801	(18,920)	(4,730)	624,553	87,107	22,690	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	29,646	847	26,578	(7,641)	6,020	2,294	386	545	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	45,510	13,696	51,194	(3,125)	6,615	11,502	385	279	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	125,802	33,056	68,425	(3,281)	3,912	91,064	5,871	2,786	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	422,819	26,448	133,913	(36,485)	130,993	409,862	13,120	—	1,507
JPMorgan High Yield Fund Class R6 Shares (a)	82,904	22,916	11,447	(1,312)	1,259	94,320	15,237	5,727	—
JPMorgan International Equity Fund Class R6 Shares (a)	310,131	14,429	99,657	(19,060)	63,490	269,333	14,535	8,217	—
JPMorgan International Research Enhanced Equity ETF (a)	456,793	71,842	104,868	(7,878)	84,691	500,580	8,762	11,209	—
JPMorgan Realty Income ETF (a)	88,973	1,429	40,215	(4,593)	(4,049)	41,545	980	1,792	6,298
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	38,901	9,460	5,098	(306)	284	43,241	810	154	3,974

June 30, 2023	J.P. Morgan SmartRetirement® Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2035 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	$18,730	$3,323	$1,987	$(1,232)	$3,841	$22,675	1,149	$—	$70
JPMorgan Small Cap Value Fund Class R6 Shares (a)	19,214	5,382	2,682	(327)	71	21,658	872	281	1,380
JPMorgan U.S. Equity Fund Class R6 Shares (a)	417,356	54,995	133,982	(5,732)	53,435	386,072	19,352	4,954	14,511
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	120,992	686,022	716,571	—	—	90,443	90,443	4,010	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	417,854	23,898	118,604	(18,660)	81,516	386,004	11,273	5,412	5,874
JPMorgan Value Advantage Fund Class R6 Shares (a)	423,218	99,913	109,725	(864)	(7,572)	404,970	11,469	7,771	31,946
Total	$4,093,252	$1,355,340	$1,867,121	$(144,379)	$439,988	$3,877,080		$89,764	$65,574

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

JPMorgan SmartRetirement® 2040 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$130,527	$25,529	$63,257	$(9,871)	$10,952	$93,880	2,578	$3,124	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	32,589	2,562	18,540	784	(984)	16,411	194	715	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	105,614	21,629	27,211	(2,491)	16,598	114,139	1,440	1,672	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	17,702	6,147	2,733	(505)	754	21,365	479	1,158	—
JPMorgan Core Bond Fund Class R6 Shares (a)	124,830	33,112	22,470	(2,540)	(2,095)	130,837	12,840	4,054	7
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	374,008	94,780	62,026	(10,747)	(3,175)	392,840	54,789	14,071	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	37,845	1,658	20,397	(8,302)	8,488	19,292	3,248	1,658	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	63,695	10,249	51,129	(3,793)	8,273	27,295	912	395	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	144,382	34,311	70,621	(3,648)	4,223	108,647	7,005	3,395	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	485,506	43,823	161,857	(47,319)	155,494	475,647	15,226	—	1,738
JPMorgan High Yield Fund Class R6 Shares (a)	70,851	28,302	11,897	(1,192)	899	86,963	14,049	5,086	—
JPMorgan International Equity Fund Class R6 Shares (a)	349,719	17,347	109,353	(20,920)	71,158	307,951	16,619	9,514	—
JPMorgan International Research Enhanced Equity ETF (a)	524,702	87,248	124,786	(8,261)	97,684	576,587	10,092	12,985	—
JPMorgan Realty Income ETF (a)	95,947	1,990	40,114	(3,694)	(5,831)	48,298	1,140	1,993	6,826
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	44,662	17,219	11,852	(700)	260	49,589	929	178	4,604

116	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2040 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	$21,497	$3,692	$2,205	$(651)	$3,671	$26,004	1,318	$—	$81
JPMorgan Small Cap Value Fund Class R6 Shares (a)	22,054	6,066	2,991	(95)	(196)	24,838	1,000	323	1,599
JPMorgan U.S. Equity Fund Class R6 Shares (a)	456,720	57,660	121,659	(7,241)	61,122	446,602	22,386	5,710	16,758
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	66,519	728,211	741,756	—	—	52,974	52,974	2,644	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	478,465	43,614	144,256	(25,113)	96,043	448,753	13,106	6,207	6,901
JPMorgan Value Advantage Fund Class R6 Shares (a)	483,144	94,586	95,030	(3,951)	(6,971)	471,778	13,361	8,998	36,990
Total	$4,130,978	$1,359,735	$1,906,140	$(160,250)	$516,367	$3,940,690		$83,880	$75,504

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

JPMorgan SmartRetirement® 2045 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$105,515	$18,142	$45,005	$(7,205)	$7,898	$79,345	2,179	$2,525	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	26,224	2,263	14,563	619	(801)	13,742	162	597	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	85,138	25,815	25,785	(3,350)	14,471	96,289	1,215	1,359	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	16,618	5,863	2,681	(495)	727	20,032	449	1,087	—
JPMorgan Core Bond Fund Class R6 Shares (a)	46,524	11,458	5,915	(755)	(1,076)	50,236	4,930	1,576	2
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	139,406	34,864	17,754	(3,255)	(2,264)	150,997	21,060	5,457	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,732	795	4,085	(862)	1,283	10,863	1,829	796	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	57,251	16,299	46,888	(3,865)	7,394	30,191	1,008	355	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	118,168	23,294	49,524	(2,735)	3,002	92,205	5,945	2,745	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	393,351	29,387	114,347	(36,750)	126,269	397,910	12,737	—	1,430
JPMorgan High Yield Fund Class R6 Shares (a)	16,614	6,734	2,927	(244)	209	20,386	3,293	1,193	—
JPMorgan International Equity Fund Class R6 Shares (a)	288,166	18,745	89,641	(17,243)	58,742	258,769	13,965	7,704	—
JPMorgan International Research Enhanced Equity ETF (a)	423,671	78,621	98,506	(6,739)	79,083	476,130	8,334	10,513	—
JPMorgan Realty Income ETF (a)	77,251	1,557	30,473	(3,903)	(3,924)	40,508	956	1,631	5,452
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	36,118	9,868	4,622	(710)	613	41,267	773	144	3,725

June 30, 2023	J.P. Morgan SmartRetirement® Funds	117

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2045 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	$17,367	$3,645	$1,799	$(1,055)	$3,498	$21,656	1,097	$—	$65
JPMorgan Small Cap Value Fund Class R6 Shares (a)	17,816	5,590	2,431	(90)	(200)	20,685	833	264	1,292
JPMorgan U.S. Equity Fund Class R6 Shares (a)	368,928	47,706	84,849	(8,024)	52,050	375,811	18,838	4,707	13,781
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	67,003	551,424	567,075	—	—	51,352	51,352	2,111	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	377,993	16,392	76,673	(14,383)	71,924	375,253	10,959	5,099	5,579
JPMorgan Value Advantage Fund Class R6 Shares (a)	389,483	95,337	80,898	(1,881)	(7,284)	394,757	11,180	7,273	29,899
Total	$3,082,337	$1,003,799	$1,366,441	$(112,925)	$411,614	$3,018,384		$57,136	$61,225

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

JPMorgan SmartRetirement® 2050 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$93,678	$19,000	$40,805	$(6,736)	$7,254	$72,391	1,988	$2,394	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	24,493	2,491	14,398	612	(739)	12,459	148	548	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	80,506	20,117	21,612	(3,749)	13,759	89,021	1,123	1,268	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	12,510	177	2,195	(388)	652	10,756	241	712	—
JPMorgan Core Bond Fund Class R6 Shares (a)	34,660	2,956	6,272	(744)	(527)	30,073	2,951	1,059	2
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	103,856	12,993	22,697	(3,767)	5	90,390	12,607	3,661	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	10,050	606	1,915	(241)	522	9,022	1,519	606	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	54,463	15,424	44,349	(3,665)	7,123	28,996	969	342	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	110,185	23,397	48,787	(2,915)	2,922	84,802	5,467	2,601	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	369,440	42,648	128,625	(40,135)	121,067	364,395	11,664	—	1,356
JPMorgan High Yield Fund Class R6 Shares (a)	12,498	1,011	2,658	(197)	291	10,945	1,768	769	—
JPMorgan International Equity Fund Class R6 Shares (a)	264,322	23,362	89,074	(17,772)	55,175	236,013	12,737	7,304	—
JPMorgan International Research Enhanced Equity ETF (a)	396,904	90,752	117,078	(9,063)	74,758	436,273	7,636	9,969	—
JPMorgan Realty Income ETF (a)	72,115	1,739	29,974	(3,907)	(3,246)	36,727	867	1,505	5,159
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	33,757	16,472	12,107	(889)	858	38,091	713	137	3,529
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	16,247	2,578	1,503	(881)	3,182	19,623	995	—	62

118	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2050 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Value Fund Class R6 Shares (a)	$16,667	$4,382	$2,101	$(115)	$(90)	$18,743	755	$245	$1,225
JPMorgan U.S. Equity Fund Class R6 Shares (a)	341,807	48,497	85,814	(7,802)	46,942	343,630	17,225	4,347	13,062
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	59,418	515,506	531,389	—	—	43,535	43,535	1,887	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	361,142	30,145	101,322	(22,308)	74,484	342,141	9,992	4,746	5,287
JPMorgan Value Advantage Fund Class R6 Shares (a)	364,822	92,991	87,797	(4,011)	(4,524)	361,481	10,237	6,896	28,349
Total	$2,833,540	$967,244	$1,392,472	$(128,673)	$399,868	$2,679,507		$50,996	$58,031

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

JPMorgan SmartRetirement® 2055 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$54,784	$12,217	$22,555	$(3,665)	$4,200	$44,981	1,235	$1,392	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	16,803	2,147	11,209	223	(222)	7,742	92	384	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	44,872	17,015	9,134	(1,943)	7,776	58,586	739	771	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	6,948	311	720	(133)	278	6,684	150	417	—
JPMorgan Core Bond Fund Class R6 Shares (a)	19,531	1,809	1,955	(229)	(468)	18,688	1,834	632	1
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	58,524	5,668	5,937	(1,062)	(1,023)	56,170	7,834	2,190	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,581	350	465	(60)	201	5,607	944	350	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	30,244	10,952	25,274	(1,873)	3,969	18,018	602	199	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	63,793	16,346	27,046	(1,541)	1,785	53,337	3,439	1,512	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	207,166	28,863	58,371	(21,687)	71,508	227,479	7,282	—	788
JPMorgan High Yield Fund Class R6 Shares (a)	6,941	638	819	(69)	110	6,801	1,098	454	—
JPMorgan International Equity Fund Class R6 Shares (a)	149,713	21,584	46,093	(9,501)	32,107	147,810	7,977	4,248	—
JPMorgan International Research Enhanced Equity ETF (a)	220,933	56,033	45,243	(3,013)	43,057	271,767	4,757	5,796	—
JPMorgan Realty Income ETF (a)	40,051	2,201	14,144	(2,079)	(2,032)	23,997	566	890	2,859
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	18,747	6,158	1,546	(167)	78	23,270	436	79	2,052
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	9,022	2,381	522	(173)	1,486	12,194	618	—	36
JPMorgan Small Cap Value Fund Class R6 Shares (a)	9,256	3,417	835	(67)	(124)	11,647	469	145	712
JPMorgan U.S. Equity Fund Class R6 Shares (a)	200,503	34,090	44,144	(7,449)	31,766	214,766	10,765	2,616	7,598

June 30, 2023	J.P. Morgan SmartRetirement® Funds	119

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2055 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	$33,384	$350,416	$358,388	$—	$—	$25,412	25,412	$1,189	$—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	197,253	22,701	39,072	(8,088)	40,130	212,924	6,219	2,820	3,074
JPMorgan Value Advantage Fund Class R6 Shares (a)	203,508	72,251	44,500	(3,334)	(2,242)	225,683	6,391	4,009	16,481
Total	$1,597,557	$667,548	$757,972	$(65,910)	$232,340	$1,673,563		$30,093	$33,601

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

JPMorgan SmartRetirement® 2060 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$14,991	$8,121	$7,529	$(1,273)	$1,466	$15,776	433	$441	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	4,463	2,484	4,318	(483)	482	2,628	31	132	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	12,502	7,442	1,801	(366)	2,289	20,066	253	249	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	1,901	357	33	(5)	48	2,268	51	129	—
JPMorgan Core Bond Fund Class R6 Shares (a)	5,698	1,871	157	(28)	(182)	7,202	707	201	— (b)
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	16,992	5,679	418	(69)	(560)	21,624	3,016	696	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,528	345	—	—	30	1,903	320	104	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	8,277	4,227	6,113	(457)	1,080	7,014	234	63	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	18,100	7,397	6,881	(488)	692	18,820	1,213	479	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	58,802	21,461	15,641	(5,788)	22,741	81,575	2,611	—	250
JPMorgan High Yield Fund Class R6 Shares (a)	1,899	430	29	(3)	11	2,308	373	142	—
JPMorgan International Equity Fund Class R6 Shares (a)	41,614	17,298	13,310	(2,876)	10,357	53,083	2,865	1,367	—
JPMorgan International Research Enhanced Equity ETF (a)	63,270	41,479	20,414	(2,093)	15,266	97,508	1,707	1,864	—
JPMorgan Realty Income ETF (a)	10,970	1,340	2,490	(457)	(723)	8,640	204	276	804
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	5,846	3,452	513	(94)	87	8,778	164	25	650
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	2,469	1,282	5	(3)	395	4,138	210	—	11
JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,533	2,847	1,334	(175)	115	3,986	161	49	226
JPMorgan U.S. Equity Fund Class R6 Shares (a)	57,252	21,909	11,466	(1,845)	10,229	76,079	3,814	856	2,408
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c)	14,780	174,179	176,198	—	—	12,761	12,761	531	—

120	J.P. Morgan SmartRetirement® Funds	June 30, 2023

JPMorgan SmartRetirement® 2060 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	$56,646	$19,911	$10,088	$(2,573)	$13,148	$77,044	2,250	$930	$989
JPMorgan Value Advantage Fund Class R6 Shares (a)	59,616	39,156	16,019	(2,098)	280	80,935	2,292	1,311	5,326
Total	$460,149	$382,667	$294,757	$(21,174)	$77,251	$604,136		$9,845	$10,664

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

JPMorgan SmartRetirement® 2065 Fund
For the year ended June 30, 2023
Security Description	Value at November 1, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (b)	$—	$187	$88	$1	$6	$106	3	$1	$—
JPMorgan BetaBuilders MSCI US REIT ETF (b)	—	19	2	— (c)	— (c)	17	—(c )	— (c)	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	—	29	29	— (c)	—	—	—	—	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (b)	—	16	1	— (c)	— (c)	15	—(c )	— (c)	—
JPMorgan Core Bond Fund Class R6 Shares (b)	—	44	1	— (c)	— (c)	43	4	1	— (c)
JPMorgan Core Plus Bond Fund Class R6 Shares (b)	—	132	2	— (c)	(1)	129	18	2	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (b)	—	11	— (c)	— (c)	— (c)	11	2	— (c)	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (b)	—	129	10	2	8	129	4	— (c)	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (b)	—	82	13	1	3	73	5	1	—
JPMorgan Growth Advantage Fund Class R6 Shares (b) *	—	507	43	1	77	542	17	—	1
JPMorgan High Yield Fund Class R6 Shares (b)	—	15	— (c)	— (c)	— (c)	15	2	— (c)	—
JPMorgan International Equity Fund Class R6 Shares (b)	—	363	37	1	23	350	19	3	—
JPMorgan International Research Enhanced Equity ETF (b)	—	735	164	1	37	609	11	3	—
JPMorgan Realty Income ETF (b)	—	70	14	1	1	58	2	1	2
JPMorgan Small Cap Equity Fund Class R6 Shares (b)	—	65	8	(1)	2	58	1	— (c)	1
JPMorgan Small Cap Growth Fund Class R6 Shares (b) *	—	26	— (c)	— (c)	2	28	2	—	— (c)
JPMorgan Small Cap Value Fund Class R6 Shares (b)	—	27	— (c)	— (c)	— (c)	27	1	— (c)	—
JPMorgan U.S. Equity Fund Class R6 Shares (b)	—	493	27	— (c)	41	507	26	2	5
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (d)	—	3,008	2,814	—	—	194	194	3	—

June 30, 2023	J.P. Morgan SmartRetirement® Funds	121

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2065 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at November 1, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (b)	$—	$453	$36	$— (c)	$42	$459	13	$2	$2
JPMorgan Value Advantage Fund Class R6 Shares (b)	—	549	21	(2)	9	535	15	3	11
Total	$—	$6,960	$3,310	$5	$250	$3,905		$22	$22

(a)	Commencement of operations was November 1, 2022.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Amount rounds to less than one thousand.
(d)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.
C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
D. Futures Contracts— The Funds used index, interest rate and treasury futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

122	J.P. Morgan SmartRetirement® Funds	June 30, 2023

The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended June 30, 2023:
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Futures Contracts:
Average Notional Balance Long	$3,227	$4,430	$28,444	$44,401	$41,255
Average Notional Balance Short	(55,035)	(77,382)	(72,521)	(66,968)	(61,129)
Ending Notional Balance Long	20,775	28,523	61,539	99,691	93,981
Ending Notional Balance Short	(47,784)	(65,654)	(93,137)	(55,500)	(58,991)

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Futures Contracts:
Average Notional Balance Long	$33,262	$23,232	$22,691	$13,690	$4,974
Average Notional Balance Short	(85,963)	(60,356)	(55,395)	(34,846)	(9,190)
Ending Notional Balance Long	102,590	73,071	64,912	39,449	15,670
Ending Notional Balance Short	(90,368)	(68,653)	(57,589)	(37,991)	(13,000)

JPMorgan SmartRetirement® 2065 Fund
Futures Contracts:
Average Notional Balance Long	$82
E. Summary of Derivatives Information —The following tables present the value of derivatives held as of June 30, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$214	$297	$475	$831	$—
Unrealized Depreciation on Futures Contracts *	(639)	(862)	(894)	(470)	(1,353)
Interest Rate Risk Exposure:
Unrealized Depreciation on Futures Contracts *	(167)	(230)	(451)	(614)	(522)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(592)	(795)	(870)	(253)	(1,875)

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$—	$—	$—	$—	$—
Unrealized Depreciation on Futures Contracts *	(2,318)	(1,760)	(1,466)	(968)	(335)

June 30, 2023	J.P. Morgan SmartRetirement® Funds	123

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Interest Rate Risk Exposure:
Unrealized Depreciation on Futures Contracts *	$(528)	$(403)	$(358)	$(223)	$(78)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(2,846)	(2,163)	(1,824)	(1,191)	(413)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2023, by primary underlying risk exposure:
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(3,697)	$(5,257)	$(6,482)	$(6,690)	$(9,292)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(405)	(619)	(1,457)	(798)	(2,427)
Interest Rate Risk Exposure:
Futures Contracts	(167)	(230)	(451)	(614)	(522)

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(12,809)	$(8,315)	$(8,634)	$(4,921)	$(1,300)	$(5)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(3,148)	(2,051)	(1,869)	(1,019)	(387)	—
Interest Rate Risk Exposure:
Futures Contracts	(528)	(403)	(358)	(223)	(78)	—

124	J.P. Morgan SmartRetirement® Funds	June 30, 2023

F. Offering and Organization Costs — Total offering costs of $170 incurred in connection with the offering of shares of JPMorgan SmartRetirement® 2065 Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund , if any, are/were recorded as an expense at the time the Fund commenced operations. For the year ended June 30, 2023, total offering costs amortized were $112.
G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income  and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
H. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2023 are as follows:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Income Fund
Transfer agency fees	$69	$1	$3	$4	$1	$— (a)	$6	$16	$100
JPMorgan SmartRetirement® 2020 Fund
Transfer agency fees	45	2	3	5	1	— (a)	7	17	80
JPMorgan SmartRetirement® 2025 Fund
Transfer agency fees	60	3	3	6	1	— (a)	10	26	109
JPMorgan SmartRetirement® 2030 Fund
Transfer agency fees	71	3	5	7	1	1	12	31	131
JPMorgan SmartRetirement® 2035 Fund
Transfer agency fees	63	2	4	6	2	— (a)	10	30	117
JPMorgan SmartRetirement® 2040 Fund
Transfer agency fees	64	2	5	7	1	1	11	30	121
JPMorgan SmartRetirement® 2045 Fund
Transfer agency fees	50	2	4	6	2	— (a)	9	27	100
JPMorgan SmartRetirement® 2050 Fund
Transfer agency fees	41	3	4	7	1	1	9	26	92
JPMorgan SmartRetirement® 2055 Fund
Transfer agency fees	20	2	3	6	1	— (a)	6	22	60
JPMorgan SmartRetirement® 2060 Fund
Transfer agency fees	8	1	1	2	1	— (a)	3	18	34
JPMorgan SmartRetirement® 2065 Fund
Transfer agency fees	— (a)	1	— (a)	— (a)	— (a)	— (a)	— (a)	1	2

(a)	Amount rounds to less than one thousand.
The Funds invested in Underlying Funds and ETFs and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	125

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement® Income Fund	$—	$357	$(357)
JPMorgan SmartRetirement® 2020 Fund	—	478	(478)
JPMorgan SmartRetirement® 2025 Fund	—	510	(510)
JPMorgan SmartRetirement® 2030 Fund	—	611	(611)
JPMorgan SmartRetirement® 2035 Fund	—	88	(88)
JPMorgan SmartRetirement® 2040 Fund	—	486	(486)
JPMorgan SmartRetirement® 2045 Fund	—	48	(48)
JPMorgan SmartRetirement® 2050 Fund	—	45	(45)
JPMorgan SmartRetirement® 2055 Fund	—	39	(39)
JPMorgan SmartRetirement® 2060 Fund	—	13	(13)
JPMorgan SmartRetirement® 2065 Fund	— (a)	— (a)	— (a)

(a)	Amount rounds to less than one thousand.
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and foreign currency gains or losses.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee— Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.
The Adviser reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A , Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The

126	J.P. Morgan SmartRetirement® Funds	June 30, 2023

Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement® Income Fund	$2	$—
JPMorgan SmartRetirement® 2020 Fund	— (a)	—
JPMorgan SmartRetirement® 2025 Fund	3	—
JPMorgan SmartRetirement® 2030 Fund	5	— (a)
JPMorgan SmartRetirement® 2035 Fund	7	— (a)
JPMorgan SmartRetirement® 2040 Fund	7	—
JPMorgan SmartRetirement® 2045 Fund	7	— (a)
JPMorgan SmartRetirement® 2050 Fund	6	— (a)
JPMorgan SmartRetirement® 2055 Fund	3	— (a)
JPMorgan SmartRetirement® 2060 Fund	3	— (a)
JPMorgan SmartRetirement® 2065 Fund	— (a)	—

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds.  As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	127

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement® Income Fund	0.35%(1)	0.98%(1)	0.23%(1)	0.75%	0.50%	0.25%	0.10%	n/a
JPMorgan SmartRetirement® 2020 Fund	0.41 (2)	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2025 Fund	0.44 (2)	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2030 Fund	0.44 (2)	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2035 Fund	0.44 (2)	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2040 Fund	0.44 (2)	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2045 Fund	0.44 (2)	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2050 Fund	0.44 (2)	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2055 Fund	0.44 (2)	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2060 Fund	0.44 (2)	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2065 Fund	0.44	1.00	0.25	0.75	0.50	0.25	0.10	n/a

(1)	Prior to April 1, 2023, the contractual expense limitation was 0.34%, 0.97% and 0.22%, for Class A, Class C and Class I, respectively.
(2)
Prior to April 1, 2023, the contractual expense limitations for Class A Shares of JPMorgan SmartRetirement® 2020 Fund, JPMorgan
SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2030 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement®
2040 Fund, JPMorgan SmartRetirement® 2045 Fund, JPMorgan SmartRetirement® 2050 Fund, JPMorgan SmartRetirement® 2055 Fund and
JPMorgan SmartRetirement® 2060 Fund were 0.40%, 0.43%, 0.43%, 0.43%, 0.43%, 0.43% 0.43%, 0.42% and 0.42%, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2023, with the exception of JPMorgan SmartRetirement® 2065 Fund which are in place until at least October 31, 2024.
The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.

128	J.P. Morgan SmartRetirement® Funds	June 30, 2023

For the year ended June 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Service Fees	Contractual Reimbursements
JPMorgan SmartRetirement® Income Fund	$700	$342
JPMorgan SmartRetirement® 2020 Fund	445	364
JPMorgan SmartRetirement® 2025 Fund	528	475
JPMorgan SmartRetirement® 2030 Fund	647	565
JPMorgan SmartRetirement® 2035 Fund	536	500
JPMorgan SmartRetirement® 2040 Fund	531	536
JPMorgan SmartRetirement® 2045 Fund	416	455
JPMorgan SmartRetirement® 2050 Fund	336	437
JPMorgan SmartRetirement® 2055 Fund	207	407
JPMorgan SmartRetirement® 2060 Fund	46	280
JPMorgan SmartRetirement® 2065 Fund	— (a)	193

(a)	Amount rounds to less than one thousand.
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023, the amount of these reimbursements were as follows:

JPMorgan SmartRetirement® Income Fund	$2
JPMorgan SmartRetirement® 2020 Fund	2
JPMorgan SmartRetirement® 2025 Fund	2
JPMorgan SmartRetirement® 2030 Fund	2
JPMorgan SmartRetirement® 2035 Fund	2
JPMorgan SmartRetirement® 2040 Fund	2
JPMorgan SmartRetirement® 2045 Fund	2
JPMorgan SmartRetirement® 2050 Fund	2
JPMorgan SmartRetirement® 2055 Fund	2
JPMorgan SmartRetirement® 2060 Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Income Fund	$221,337	$543,798	$3,859	$4,668
JPMorgan SmartRetirement® 2020 Fund	242,547	756,217	5,040	7,009

June 30, 2023	J.P. Morgan SmartRetirement® Funds	129

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® 2025 Fund	$545,555	$1,224,603	$3,455	$8,489
JPMorgan SmartRetirement® 2030 Fund	733,696	1,350,298	4,618	10,285
JPMorgan SmartRetirement® 2035 Fund	669,318	1,150,550	3,381	9,045
JPMorgan SmartRetirement® 2040 Fund	631,524	1,164,384	6,056	10,603
JPMorgan SmartRetirement® 2045 Fund	452,376	799,367	4,097	7,423
JPMorgan SmartRetirement® 2050 Fund	451,738	861,084	7,809	7,997
JPMorgan SmartRetirement® 2055 Fund	317,133	399,584	3,299	4,049
JPMorgan SmartRetirement® 2060 Fund	208,487	118,558	898	1,074
JPMorgan SmartRetirement® 2065 Fund	4,114	528	—	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Income Fund	$1,160,496	$90,186	$47,962	$42,224
JPMorgan SmartRetirement® 2020 Fund	1,571,715	138,145	84,802	53,343
JPMorgan SmartRetirement® 2025 Fund	3,194,789	244,168	175,819	68,349
JPMorgan SmartRetirement® 2030 Fund	4,287,681	422,336	192,716	229,620
JPMorgan SmartRetirement® 2035 Fund	3,395,634	598,014	114,105	483,909
JPMorgan SmartRetirement® 2040 Fund	3,269,120	752,141	77,275	674,866
JPMorgan SmartRetirement® 2045 Fund	2,549,427	512,444	41,051	471,393
JPMorgan SmartRetirement® 2050 Fund	2,257,876	455,905	28,178	427,727
JPMorgan SmartRetirement® 2055 Fund	1,502,388	194,644	21,314	173,330
JPMorgan SmartRetirement® 2060 Fund	584,639	29,266	9,226	20,040
JPMorgan SmartRetirement® 2065 Fund	3,790	252	1	251
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments, certain derivatives and wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Income Fund	$37,946	$22,785	$60,731
JPMorgan SmartRetirement® 2020 Fund	53,672	36,882	90,554
JPMorgan SmartRetirement® 2025 Fund	92,349	149,525	241,874
JPMorgan SmartRetirement® 2030 Fund	108,100	253,986	362,086
JPMorgan SmartRetirement® 2035 Fund	79,710	241,962	321,672
JPMorgan SmartRetirement® 2040 Fund	74,687	300,945	375,632
JPMorgan SmartRetirement® 2045 Fund	50,334	255,858	306,192
JPMorgan SmartRetirement® 2050 Fund	46,319	226,247	272,566
JPMorgan SmartRetirement® 2055 Fund	26,715	122,333	149,048
JPMorgan SmartRetirement® 2060 Fund	8,590	24,333	32,923
JPMorgan SmartRetirement® 2065 Fund	12	—	12

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

130	J.P. Morgan SmartRetirement® Funds	June 30, 2023

The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Income Fund	$39,364	$140,565	$179,929
JPMorgan SmartRetirement® 2020 Fund	54,419	308,199	362,618
JPMorgan SmartRetirement® 2025 Fund	119,551	423,346	542,897
JPMorgan SmartRetirement® 2030 Fund	176,520	496,539	673,059
JPMorgan SmartRetirement® 2035 Fund	153,900	610,334	764,234
JPMorgan SmartRetirement® 2040 Fund	168,002	640,930	808,932
JPMorgan SmartRetirement® 2045 Fund	135,610	437,138	572,748
JPMorgan SmartRetirement® 2050 Fund	132,632	386,033	518,665
JPMorgan SmartRetirement® 2055 Fund	70,182	148,225	218,407
JPMorgan SmartRetirement® 2060 Fund	22,704	16,744	39,448

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Income Fund	$15,812	$(18,947)	$42,311
JPMorgan SmartRetirement® 2020 Fund	20,940	(38,141)	53,370
JPMorgan SmartRetirement® 2025 Fund	37,860	(45,968)	68,586
JPMorgan SmartRetirement® 2030 Fund	44,075	(37,799)	229,652
JPMorgan SmartRetirement® 2035 Fund	25,963	(71,710)	484,152
JPMorgan SmartRetirement® 2040 Fund	20,123	(70,095)	674,952
JPMorgan SmartRetirement® 2045 Fund	10,606	(50,501)	471,709
JPMorgan SmartRetirement® 2050 Fund	7,977	(60,655)	428,036
JPMorgan SmartRetirement® 2055 Fund	5,058	(11,953)	173,422
JPMorgan SmartRetirement® 2060 Fund	1,982	375	20,074
JPMorgan SmartRetirement® 2065 Fund	22	19	251
The cumulative timing differences primarily consist of certain derivatives, tax adjustments on certain investments, post-October capital loss deferrals, straddle loss deferrals and wash sale loss deferrals.
As of June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement® Income Fund	$18,152	$795
JPMorgan SmartRetirement® 2020 Fund	33,693	4,448
JPMorgan SmartRetirement® 2025 Fund	45,968	—
JPMorgan SmartRetirement® 2030 Fund	37,799	—
JPMorgan SmartRetirement® 2035 Fund	63,756	7,954
JPMorgan SmartRetirement® 2040 Fund	65,437	4,658
JPMorgan SmartRetirement® 2045 Fund	50,501	—
JPMorgan SmartRetirement® 2050 Fund	49,669	10,986
JPMorgan SmartRetirement® 2055 Fund	11,953	—

June 30, 2023	J.P. Morgan SmartRetirement® Funds	131

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains) and specified ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
JPMorgan SmartRetirement® Income Fund	$11,366	$6,175
JPMorgan SmartRetirement® 2020 Fund	11,933	(10,676)
JPMorgan SmartRetirement® 2025 Fund	18,603	—
JPMorgan SmartRetirement® 2030 Fund	29,527	—
JPMorgan SmartRetirement® 2035 Fund	12,218	—
JPMorgan SmartRetirement® 2040 Fund	17,344	—
JPMorgan SmartRetirement® 2045 Fund	9,061	—
JPMorgan SmartRetirement® 2050 Fund	18,706	(12,068)
JPMorgan SmartRetirement® 2055 Fund	5,020	—
JPMorgan SmartRetirement® 2060 Fund	1,495	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund at June 30, 2023. Average borrowings from the Facility during the year ended June 30, 2023 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement® 2050 Fund	$2,905	5.06%	4	$2
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds, excluding JPMorgan SmartRetirement® 2065 Fund,  (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.

132	J.P. Morgan SmartRetirement® Funds	June 30, 2023

The Funds did not utilize the Credit Facility during the year ended June 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2023, the Funds had individual shareholder and/or  omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Income Fund	—	— %	2	42.5%
JPMorgan SmartRetirement® 2020 Fund	—	—	2	43.6
JPMorgan SmartRetirement® 2025 Fund	—	—	2	47.6
JPMorgan SmartRetirement® 2030 Fund	—	—	2	44.0
JPMorgan SmartRetirement® 2035 Fund	—	—	3	58.6
JPMorgan SmartRetirement® 2040 Fund	—	—	3	55.8
JPMorgan SmartRetirement® 2045 Fund	—	—	3	60.6
JPMorgan SmartRetirement® 2050 Fund	—	—	3	57.2
JPMorgan SmartRetirement® 2055 Fund	—	—	3	59.5
JPMorgan SmartRetirement® 2060 Fund	—	—	2	46.7
JPMorgan SmartRetirement® 2065 Fund	1	28.2	2	61.4
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of June 30, 2023, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
% of Net Assets
JPMorgan Realty Income ETF	70.8%
JPMorgan International Research Enhanced Equity ETF	59.1
JPMorgan ActiveBuilders Emerging Markets Equity ETF	51.9
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	51.6
JPMorgan U.S. Research Enhanced Equity Fund	41.7
JPMorgan International Equity Fund	39.0
JPMorgan Inflation Managed Bond ETF	38.5
JPMorgan Emerging Markets Research Enhanced Equity Fund	32.7
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	24.1
JPMorgan Value Advantage Fund	21.3
JPMorgan High Yield Fund	16.3
JPMorgan U.S. Equity Fund	13.8
JPMorgan Small Cap Value Fund	13.4
JPMorgan Core Plus Bond Fund	13.2
JPMorgan BetaBuilders MSCI US REIT ETF	12.8
JPMorgan Growth Advantage Fund	12.3
JPMorgan Emerging Markets Debt Fund	11.5
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Funds to value accurately.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	133

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.
Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Event
Effective August 8, 2023, JPMorgan SmartRetirement® 2065 Fund was added to the Credit Facility mentioned in Note 6.

134	J.P. Morgan SmartRetirement® Funds	June 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust IV and Shareholders of each of the eleven funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds indicated in the table below (ten of the funds constituting JPMorgan Trust I and one of the funds constituting JPMorgan Trust IV, hereinafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund
JPMorgan SmartRetirement Income Fund*
JPMorgan SmartRetirement 2020 Fund*
JPMorgan SmartRetirement 2025 Fund*
JPMorgan SmartRetirement 2030 Fund*
JPMorgan SmartRetirement 2035 Fund*
JPMorgan SmartRetirement 2040 Fund*
JPMorgan SmartRetirement 2045 Fund*
JPMorgan SmartRetirement 2050 Fund*
JPMorgan SmartRetirement 2055 Fund*
JPMorgan SmartRetirement 2060 Fund*
JPMorgan SmartRetirement 2065 Fund**
*  Statement of operations for the year ended June 30, 2023 and statements of changes in net assets for the years ended June 30, 2023 and 2022.
** Statement of operations and statement of changes in net assets for the period November 1, 2022 (commencement of operations) through June 30, 2023.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and

June 30, 2023	J.P. Morgan SmartRetirement® Funds	135

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

136	J.P. Morgan SmartRetirement® Funds	June 30, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

June 30, 2023	J.P. Morgan SmartRetirement® Funds	137

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

138	J.P. Morgan SmartRetirement® Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Boards' current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	139

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

140	J.P. Morgan SmartRetirement® Funds	June 30, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	141

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

142	J.P. Morgan SmartRetirement® Funds	June 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Income Fund
Class A
Actual	$1,000.00	$1,065.50	$1.79	0.35%
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class C
Actual	1,000.00	1,062.00	4.96	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	1,066.80	1.13	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	1,064.20	3.84	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,064.90	2.56	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,066.20	1.28	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	1,067.40	0.51	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,067.40	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2020 Fund
Class A
Actual	1,000.00	1,065.00	2.05	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

June 30, 2023	J.P. Morgan SmartRetirement® Funds	143

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2020 Fund (continued)
Class C
Actual	$1,000.00	$1,061.70	$5.11	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,066.10	1.28	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	1,063.10	3.84	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,065.10	2.56	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,065.70	1.28	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	1,066.80	0.51	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,067.50	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2025 Fund
Class A
Actual	1,000.00	1,076.30	2.27	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class C
Actual	1,000.00	1,073.90	5.14	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,077.50	1.29	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	1,074.60	3.86	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,076.00	2.57	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,077.70	1.29	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	1,078.00	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,078.70	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2030 Fund
Class A
Actual	1,000.00	1,091.00	2.28	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

144	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2030 Fund (continued)
Class C
Actual	$1,000.00	$1,087.70	$5.18	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,092.00	1.30	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	1,089.60	3.89	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,090.40	2.59	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,091.70	1.30	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	1,092.90	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,092.90	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2035 Fund
Class A
Actual	1,000.00	1,103.10	2.29	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class C
Actual	1,000.00	1,100.20	5.21	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,104.20	1.30	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	1,101.80	3.91	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,102.60	2.61	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,104.30	1.30	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	1,105.40	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,105.40	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2040 Fund
Class A
Actual	1,000.00	1,113.10	2.31	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

June 30, 2023	J.P. Morgan SmartRetirement® Funds	145

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2040 Fund (continued)
Class C
Actual	$1,000.00	$1,110.20	$5.23	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,114.40	1.31	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	1,111.90	3.93	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,113.10	2.62	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,114.90	1.31	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	1,115.70	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,116.30	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2045 Fund
Class A
Actual	1,000.00	1,121.10	2.31	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class C
Actual	1,000.00	1,117.80	5.25	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,122.10	1.32	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	1,119.20	3.94	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,121.20	2.63	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,121.80	1.32	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	1,123.10	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,123.10	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2050 Fund
Class A
Actual	1,000.00	1,123.40	2.32	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

146	J.P. Morgan SmartRetirement® Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2050 Fund (continued)
Class C
Actual	$1,000.00	$1,120.50	$5.26	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,125.00	1.32	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	1,121.70	3.95	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,123.50	2.63	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,124.70	1.32	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	1,125.20	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,126.40	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2055 Fund
Class A
Actual	1,000.00	1,123.50	2.26	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class C
Actual	1,000.00	1,120.20	5.26	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,124.10	1.32	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	1,121.40	3.94	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,122.70	2.63	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,123.70	1.32	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	1,124.90	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,125.30	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2060 Fund
Class A
Actual	1,000.00	1,123.00	2.26	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

June 30, 2023	J.P. Morgan SmartRetirement® Funds	147

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2060 Fund (continued)
Class C
Actual	$1,000.00	$1,119.30	$5.25	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,123.90	1.32	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R2
Actual	1,000.00	1,120.70	3.94	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,122.50	2.63	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,123.60	1.32	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
Class R5
Actual	1,000.00	1,124.40	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,125.40	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00
JPMorgan SmartRetirement® 2065 Fund
Class A
Actual	1,000.00	1,120.30	2.37	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class C
Actual	1,000.00	1,117.00	5.41	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class I
Actual	1,000.00	1,121.60	1.42	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R2
Actual	1,000.00	1,118.30	4.10	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R3
Actual	1,000.00	1,119.60	2.73	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class R4
Actual	1,000.00	1,121.60	1.47	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R5
Actual	1,000.00	1,122.20	0.63	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Class R6
Actual	1,000.00	1,122.90	0.00	0.00
Hypothetical	1,000.00	1,024.80	0.00	0.00

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

148	J.P. Morgan SmartRetirement® Funds	June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2023	J.P. Morgan SmartRetirement® Funds	149

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023:
Dividends Received Deduction
JPMorgan SmartRetirement® Income Fund	11.09%
JPMorgan SmartRetirement® 2020 Fund	11.20
JPMorgan SmartRetirement® 2025 Fund	15.11
JPMorgan SmartRetirement® 2030 Fund	20.70
JPMorgan SmartRetirement® 2035 Fund	22.62
JPMorgan SmartRetirement® 2040 Fund	27.69
JPMorgan SmartRetirement® 2045 Fund	32.86
JPMorgan SmartRetirement® 2050 Fund	33.74
JPMorgan SmartRetirement® 2055 Fund	33.52
JPMorgan SmartRetirement® 2060 Fund	31.64
JPMorgan SmartRetirement® 2065 Fund	29.31
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023:
Long-Term Capital Gain Distribution
JPMorgan SmartRetirement® Income Fund	$22,785
JPMorgan SmartRetirement® 2020 Fund	36,882
JPMorgan SmartRetirement® 2025 Fund	149,525
JPMorgan SmartRetirement® 2030 Fund	253,986
JPMorgan SmartRetirement® 2035 Fund	241,962
JPMorgan SmartRetirement® 2040 Fund	300,945
JPMorgan SmartRetirement® 2045 Fund	255,858
JPMorgan SmartRetirement® 2050 Fund	226,247
JPMorgan SmartRetirement® 2055 Fund	122,333
Long-Term Capital Gain Distribution
JPMorgan SmartRetirement® 2060 Fund	$24,333
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023:
Qualified Dividend Income
JPMorgan SmartRetirement® Income Fund	$12,330
JPMorgan SmartRetirement® 2020 Fund	16,313
JPMorgan SmartRetirement® 2025 Fund	37,921
JPMorgan SmartRetirement® 2030 Fund	59,593
JPMorgan SmartRetirement® 2035 Fund	52,697
JPMorgan SmartRetirement® 2040 Fund	59,492
JPMorgan SmartRetirement® 2045 Fund	46,896
JPMorgan SmartRetirement® 2050 Fund	42,902
JPMorgan SmartRetirement® 2055 Fund	25,245
JPMorgan SmartRetirement® 2060 Fund	7,823
JPMorgan SmartRetirement® 2065 Fund	13
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended June 30, 2023, the Funds intend to elect to pass through to  shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2023 will be disclosed in the semi-annual report for the period ended December 31, 2023.

150	J.P. Morgan SmartRetirement® Funds	June 30, 2023

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-SR-623

Annual Report
JPMorgan SmartRetirement® Blend Funds
June 30, 2023
JPMorgan SmartRetirement® Blend Income Fund
JPMorgan SmartRetirement® Blend 2015 Fund
JPMorgan SmartRetirement® Blend 2020 Fund
JPMorgan SmartRetirement® Blend 2025 Fund
JPMorgan SmartRetirement® Blend 2030 Fund
JPMorgan SmartRetirement® Blend 2035 Fund
JPMorgan SmartRetirement® Blend 2040 Fund
JPMorgan SmartRetirement® Blend 2045 Fund
JPMorgan SmartRetirement® Blend 2050 Fund
JPMorgan SmartRetirement® Blend 2055 Fund
JPMorgan SmartRetirement® Blend 2060 Fund
JPMorgan SmartRetirement® Blend 2065 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	1

JPMorgan SmartRetirement® Blend Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2023 ($000)
JPMorgan SmartRetirement® Blend Income Fund	6.74%	5.87%	S&P Target Date Retirement Income Index	668,943
JPMorgan SmartRetirement® Blend 2015 Fund	6.64%	7.24%	S&P Target Date 2015 Index	20,965
JPMorgan SmartRetirement® Blend 2020 Fund	6.81%	7.86%	S&P Target Date 2020 Index	870,291
JPMorgan SmartRetirement® Blend 2025 Fund	8.20%	8.95%	S&P Target Date 2025 Index	1,887,073
JPMorgan SmartRetirement® Blend 2030 Fund	10.11%	10.63%	S&P Target Date 2030 Index	2,368,845
JPMorgan SmartRetirement® Blend 2035 Fund	12.04%	12.37%	S&P Target Date 2035 Index	2,387,322
JPMorgan SmartRetirement® Blend 2040 Fund	13.53%	13.92%	S&P Target Date 2040 Index	2,168,378
JPMorgan SmartRetirement® Blend 2045 Fund	14.64%	15.04%	S&P Target Date 2045 Index	1,814,646
JPMorgan SmartRetirement® Blend 2050 Fund	14.88%	15.51%	S&P Target Date 2050 Index	1,463,013
JPMorgan SmartRetirement® Blend 2055 Fund	14.91%	15.64%	S&P Target Date 2055 Index	844,818
JPMorgan SmartRetirement® Blend 2060 Fund	14.95%	15.73%	S&P Target Date 2060+ Index	392,670
JPMorgan SmartRetirement® Blend 2065 Fund **	15.43%	15.87%	S&P Target Date 2065+ Index	7,527

*
Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	Commencement of operations was November 1, 2022.

2	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Investment Companies	37.1%
Exchange-Traded Funds	34.8
U.S. Treasury Obligations	6.9
Mortgage-Backed Securities	5.6
Corporate Bonds	5.4
Asset-Backed Securities	3.0
Others (each less than 1.0%)	1.5
Short-Term Investments	5.7
JPMorgan SmartRetirement® Blend 2015 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Investment Companies	35.9%
Exchange-Traded Funds	35.1
U.S. Treasury Obligations	7.5
Mortgage-Backed Securities	5.8
Corporate Bonds	5.0
Asset-Backed Securities	2.3
Others (each less than 1.0%)	1.5
Short-Term Investments	6.9
JPMorgan SmartRetirement® Blend 2020 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Investment Companies	37.2%
Exchange-Traded Funds	34.4
Mortgage-Backed Securities	6.1
Corporate Bonds	5.8
U.S. Treasury Obligations	5.2
Asset-Backed Securities	4.1
Collateralized Mortgage Obligations	1.1
Others (each less than 1.0%)	0.7
Short-Term Investments	5.4
JPMorgan SmartRetirement® Blend 2025 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Investment Companies	40.9%
Exchange-Traded Funds	36.3
U.S. Treasury Obligations	5.9
Corporate Bonds	5.3
Mortgage-Backed Securities	5.0
Asset-Backed Securities	3.0
Collateralized Mortgage Obligations	1.0
Others (each less than 1.0%)	0.6
Short-Term Investments	2.0
JPMorgan SmartRetirement® Blend 2030 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Investment Companies	44.4%
Exchange-Traded Funds	36.6
U.S. Treasury Obligations	5.2
Corporate Bonds	4.4
Mortgage-Backed Securities	4.0
Asset-Backed Securities	2.4
Others (each less than 1.0%)	1.4
Short-Term Investments	1.6
JPMorgan SmartRetirement® Blend 2035 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Investment Companies	52.9%
Exchange-Traded Funds	39.9
U.S. Treasury Obligations	1.8
Corporate Bonds	1.2
Mortgage-Backed Securities	1.1
Others (each less than 1.0%)	0.9
Short-Term Investments	2.2

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	3

JPMorgan SmartRetirement® Blend Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
JPMorgan SmartRetirement® Blend 2040 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	49.9%
International Equity	30.2
Fixed Income	16.5
Alternative Assets	1.7
U.S. Treasury Notes	0.3
Short-Term Investments	1.4
JPMorgan SmartRetirement® Blend 2045 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	54.7%
International Equity	32.8
Fixed Income	8.7
Alternative Assets	1.8
U.S. Treasury Notes	0.3
Short-Term Investments	1.7
JPMorgan SmartRetirement® Blend 2050 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	56.7%
International Equity	34.0
Fixed Income	5.7
Alternative Assets	1.9
U.S. Treasury Notes	0.2
Short-Term Investments	1.5
JPMorgan SmartRetirement® Blend 2055 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	56.5%
International Equity	33.8
Fixed Income	5.6
Alternative Assets	1.9
U.S. Treasury Notes	0.3
Short-Term Investments	1.9
JPMorgan SmartRetirement® Blend 2060 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	55.9%
International Equity	33.6
Fixed Income	5.8
Alternative Assets	1.9
U.S. Treasury Notes	0.2
Short-Term Investments	2.6
JPMorgan SmartRetirement® Blend 2065 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	56.0%
International Equity	31.0
Fixed Income	5.7
Alternative Assets	1.8
Short-Term Investments	5.5

4	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks to provide total return consisting of current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
HOW DID THE MARKET PERFORM?
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Fixed-income markets generally underperformed developed markets equity. High yield debt (also known as junk bonds) and emerging markets debt provided positive returns for the period, while corporate bonds and sovereign debt had mixed returns.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of 2022 as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices began to recede. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty by the end of 2022.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.
WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?
The Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund outperformed the S&P Target Date Retirement Income Index, while ten JPMorgan SmartRetirement Blend Funds underperformed their respective S&P Target Date Indexes for the twelve months ended June 30, 2023, and the JPMorgan SmartRetirement Blend 2065 Fund underperformed its S&P Target Date Index for the period from inception on November 1, 2022 to June 30, 2023.
In terms of manager selection, the Fund’s investments in U.S. core fixed income and emerging markets fixed income contributed to performance relative to the Funds’ respective Benchmarks. Specifically, the JPMorgan Core Bond Fund and the JPMorgan Emerging Markets Debt Fund were leading contributors to relative performance. The Funds’ investments in emerging markets equity and high yield fixed income (also known as junk bonds) detracted from relative performance. Specifically, the JPMorgan Emerging Markets Research Enhanced Equity Fund and the JPMorgan High Yield Bond Fund were leading detractors from relative performance.
From a strategic perspective, the Funds’ larger overall allocations to equities and smaller overall allocations to fixed income, particularly in Funds with longer target dates, contributed to relative performance. Within equities, the Funds’ overweight allocations to U.S. large cap stocks contributed to relative performance, while the Funds’ underweight allocations in international developed markets equity and U.S. mid cap stocks detracted from relative performance.
From an active asset allocation perspective, the Funds’ underweight allocations to equity were leading detractors from relative performance as equity markets delivered positive returns despite investor uncertainty surrounding the Russian invasion of Ukraine, the European energy crisis in 2022, several high-profile bank failures in 2023 and the direction of U.S. Federal Reserve policy.
Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Active asset allocation generally involves a more active approach and seeks to take advantage of short-to-intermediate term investment opportunities.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	5

JPMorgan SmartRetirement® Blend Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
HOW WERE THE FUNDS POSITIONED?
The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.
The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement active asset allocations.

*
The adviser seeks to acheive the Fund's objectives. There can be no guarantee they will be achieved.

6	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	6.42%	3.21%	4.04%
CLASS R2 SHARES	July 2, 2012	5.91	2.69	3.55
CLASS R3 SHARES	May 31, 2017	6.16	2.94	3.82
CLASS R4 SHARES	May 31, 2017	6.48	3.21	4.09
CLASS R5 SHARES	July 2, 2012	6.63	3.36	4.21
CLASS R6 SHARES	July 2, 2012	6.74	3.47	4.29
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend Income Fund and the S&P Target Date Retirement Income Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan SmartRetirement® Blend 2015 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	December 30, 2016	6.38%	2.19%	3.15%
CLASS R2 SHARES	December 30, 2016	5.83	1.63	2.55
CLASS R3 SHARES	December 30, 2016	6.10	1.87	2.80
CLASS R4 SHARES	December 30, 2016	6.37	2.13	3.07
CLASS R5 SHARES	December 30, 2016	6.53	2.28	3.21
CLASS R6 SHARES	December 30, 2016	6.64	2.39	3.32
LIFE OF FUND PERFORMANCE (12/30/16 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 30, 2016.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2015 Fund and the S&P Target Date 2015 Index from December 30, 2016 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge.The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2015 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target
Date 2015 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2015 Index was discontinued. As a result, performance for the S&P Target Date 2015 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the
Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan SmartRetirement® Blend 2020 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	6.52%	3.41%	4.96%
CLASS R2 SHARES	July 2, 2012	5.99	2.90	4.47
CLASS R3 SHARES	May 31, 2017	6.23	3.15	4.74
CLASS R4 SHARES	May 31, 2017	6.50	3.41	5.01
CLASS R5 SHARES	July 2, 2012	6.69	3.57	5.13
CLASS R6 SHARES	July 2, 2012	6.81	3.68	5.22
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2020 Fund and the S&P Target Date 2020 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

9

JPMorgan SmartRetirement® Blend 2025 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	7.89%	4.23%	5.78%
CLASS R2 SHARES	July 2, 2012	7.41	3.71	5.28
CLASS R3 SHARES	May 31, 2017	7.69	3.98	5.57
CLASS R4 SHARES	May 31, 2017	7.93	4.24	5.84
CLASS R5 SHARES	July 2, 2012	8.13	4.39	5.95
CLASS R6 SHARES	July 2, 2012	8.20	4.50	6.05
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2025 Fund and the S&P Target Date 2025 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

JPMorgan SmartRetirement® Blend 2030 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	9.86%	5.01%	6.56%
CLASS R2 SHARES	July 2, 2012	9.32	4.48	6.06
CLASS R3 SHARES	May 31, 2017	9.60	4.74	6.34
CLASS R4 SHARES	May 31, 2017	9.89	5.01	6.61
CLASS R5 SHARES	July 2, 2012	10.05	5.16	6.74
CLASS R6 SHARES	July 2, 2012	10.11	5.27	6.83
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2030 Fund and the S&P Target Date 2030 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

11

JPMorgan SmartRetirement® Blend 2035 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	11.78%	5.85%	7.25%
CLASS R2 SHARES	July 2, 2012	11.16	5.31	6.75
CLASS R3 SHARES	May 31, 2017	11.51	5.58	7.04
CLASS R4 SHARES	May 31, 2017	11.77	5.84	7.30
CLASS R5 SHARES	July 2, 2012	11.93	6.00	7.43
CLASS R6 SHARES	July 2, 2012	12.04	6.11	7.52
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2035 Fund and the S&P Target Date 2035 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12

JPMorgan SmartRetirement® Blend 2040 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	13.22%	6.42%	7.79%
CLASS R2 SHARES	July 2, 2012	12.66	5.89	7.29
CLASS R3 SHARES	May 31, 2017	12.94	6.16	7.58
CLASS R4 SHARES	May 31, 2017	13.25	6.42	7.85
CLASS R5 SHARES	July 2, 2012	13.37	6.58	7.97
CLASS R6 SHARES	July 2, 2012	13.53	6.70	8.07
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2040 Fund and the S&P Target Date 2040 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

13

JPMorgan SmartRetirement® Blend 2045 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	14.38%	6.88%	8.03%
CLASS R2 SHARES	July 2, 2012	13.78	6.35	7.52
CLASS R3 SHARES	May 31, 2017	14.06	6.61	7.81
CLASS R4 SHARES	May 31, 2017	14.35	6.88	8.08
CLASS R5 SHARES	July 2, 2012	14.54	7.04	8.21
CLASS R6 SHARES	July 2, 2012	14.64	7.15	8.31
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2045 Fund and the S&P Target Date 2045 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14

JPMorgan SmartRetirement® Blend 2050 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	14.63%	6.97%	8.08%
CLASS R2 SHARES	July 2, 2012	14.06	6.44	7.58
CLASS R3 SHARES	May 31, 2017	14.33	6.70	7.86
CLASS R4 SHARES	May 31, 2017	14.61	6.96	8.13
CLASS R5 SHARES	July 2, 2012	14.77	7.13	8.26
CLASS R6 SHARES	July 2, 2012	14.88	7.23	8.35
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2050 Fund and the S&P Target Date 2050 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

15

JPMorgan SmartRetirement® Blend 2055 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS I SHARES	July 2, 2012	14.62%	6.95%	8.04%
CLASS R2 SHARES	July 2, 2012	14.04	6.42	7.53
CLASS R3 SHARES	May 31, 2017	14.30	6.69	7.82
CLASS R4 SHARES	May 31, 2017	14.62	6.97	8.09
CLASS R5 SHARES	July 2, 2012	14.80	7.13	8.22
CLASS R6 SHARES	July 2, 2012	14.91	7.23	8.31
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2055 Fund and the S&P Target Date 2055 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16

JPMorgan SmartRetirement® Blend 2060 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	August 31, 2016	14.65%	7.00%	8.12%
CLASS R2 SHARES	August 31, 2016	14.09	6.45	7.57
CLASS R3 SHARES	May 31, 2017	14.38	6.72	7.84
CLASS R4 SHARES	May 31, 2017	14.66	6.99	8.11
CLASS R5 SHARES	August 31, 2016	14.84	7.15	8.28
CLASS R6 SHARES	August 31, 2016	14.95	7.26	8.38
LIFE OF FUND PERFORMANCE (8/31/16 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2016.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

17

JPMorgan SmartRetirement® Blend 2065 Fund
FUND COMMENTARY
FOR THE PERIOD November 1, 2022 (FUND INCEPTION) THROUGH June 30, 2023 (Unaudited)
TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS I SHARES	November 1, 2022	15.25%
CLASS R2 SHARES	November 1, 2022	14.89
CLASS R3 SHARES	November 1, 2022	15.07
CLASS R4 SHARES	November 1, 2022	15.25
CLASS R5 SHARES	November 1, 2022	15.34
CLASS R6 SHARES	November 1, 2022	15.43
LIFE OF FUND PERFORMANCE (11/1/22 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on November 1, 2022.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2065 Fund and the S&P Target Date 2065+ Index from November 1, 2022 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2065+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2065+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1,
2017, S&P Target Date 2065+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2065+ Index was discontinued. As a result, performance for the S&P Target Date 2065+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 36.1%
Fixed Income — 15.1%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	9,469	67,891
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	57	336
JPMorgan High Yield Fund Class R6 Shares (a)	5,326	32,972
Total Fixed Income		101,199
International Equity — 1.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	678	10,519
U.S. Equity — 19.4%
JPMorgan Equity Index Fund Class R6 Shares (a)	1,943	129,746
Total Investment Companies (Cost $213,085)		241,464
Exchange-Traded Funds — 33.9%
Alternative Assets — 0.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	65	5,474
Fixed Income — 15.3%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	1,689	78,011
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	15	663
JPMorgan Inflation Managed Bond ETF (a)	506	23,376
Total Fixed Income		102,050
International Equity — 12.7%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	216	10,532
JPMorgan BetaBuilders International Equity ETF (a)	1,360	74,616
Total International Equity		85,148
U.S. Equity — 5.1%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	232	18,412
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	277	15,707
Total U.S. Equity		34,119
Total Exchange-Traded Funds (Cost $219,913)		226,791
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 6.7%
U.S. Treasury Bonds
1.13%, 5/15/2040	529	343
1.13%, 8/15/2040	4,644	2,986
1.75%, 8/15/2041	535	376
2.38%, 2/15/2042	1,140	887
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

3.25%, 5/15/2042	845	754
3.38%, 8/15/2042	1,600	1,452
3.88%, 2/15/2043	2,050	1,999
3.88%, 5/15/2043	110	107
1.38%, 8/15/2050	4,630	2,690
1.63%, 11/15/2050	1,505	935
1.88%, 2/15/2051	343	227
2.25%, 2/15/2052	1,114	805
3.00%, 8/15/2052	422	359
3.63%, 2/15/2053	1,310	1,257
U.S. Treasury Notes
0.88%, 1/31/2024 (b)	1,684	1,640
4.13%, 1/31/2025	320	315
3.88%, 3/31/2025	1,530	1,500
3.50%, 9/15/2025	116	113
4.00%, 12/15/2025	300	295
4.00%, 2/15/2026	210	207
4.63%, 3/15/2026	2,600	2,603
1.88%, 2/28/2027	805	738
3.13%, 8/31/2027	3,520	3,366
3.88%, 12/31/2027	445	439
0.75%, 1/31/2028	685	588
3.63%, 3/31/2028	6,705	6,549
1.88%, 2/28/2029	1,724	1,533
2.88%, 4/30/2029	2,752	2,581
3.13%, 8/31/2029	2,165	2,056
3.63%, 3/31/2030	1,195	1,169
3.50%, 2/15/2033	2,145	2,089
U.S. Treasury STRIPS Bonds
1.05%, 8/15/2026 (c)	1,015	885
1.16%, 5/15/2027 (c)	1,035	878
Total U.S. Treasury Obligations (Cost $48,980)		44,721
Mortgage-Backed Securities — 5.4%
FHLMC Gold Pools, Other
Pool # WA4424, 4.40%, 12/1/2027	583	572
Pool # WN1157, 1.80%, 11/1/2028	495	426
Pool # WA1626, 3.45%, 8/1/2032	395	364
Pool # WN3225, 3.80%, 10/1/2034	250	233
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	212	198
Pool # QB4026, 2.50%, 10/1/2050	605	520
Pool # QB4045, 2.50%, 10/1/2050	380	324
Pool # QB4484, 2.50%, 10/1/2050	212	182
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	19

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # QB4542, 2.50%, 10/1/2050	218	188
Pool # RA4224, 3.00%, 11/1/2050	108	95
Pool # QB8503, 2.50%, 2/1/2051	328	280
Pool # QC4789, 3.00%, 7/1/2051	224	199
Pool # QD5778, 3.00%, 1/1/2052	253	223
Pool # QE1637, 4.00%, 5/1/2052	108	102
Pool # QE1832, 4.50%, 5/1/2052	118	115
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	359	363
Pool # FM3118, 3.00%, 5/1/2050	178	159
Pool # CA6635, 2.50%, 8/1/2050	194	167
Pool # BQ2894, 3.00%, 9/1/2050	319	285
Pool # BQ3996, 2.50%, 10/1/2050	238	204
Pool # BQ5243, 3.50%, 10/1/2050	118	109
Pool # CA7398, 3.50%, 10/1/2050	340	314
Pool # CA8637, 4.00%, 1/1/2051	715	681
Pool # BU3079, 3.00%, 1/1/2052	166	147
Pool # BV0273, 3.00%, 1/1/2052	195	173
Pool # BV4831, 3.00%, 2/1/2052	156	137
Pool # BV0295, 3.50%, 2/1/2052	413	384
Pool # BV6743, 4.50%, 5/1/2052	152	147
Pool # BV9515, 6.00%, 6/1/2052	138	141
Pool # BY4714, 5.00%, 6/1/2053	375	367
FNMA, Other
Pool # BS7576, 4.86%, 12/1/2027	221	222
Pool # AM3010, 5.07%, 3/1/2028	204	207
Pool # BL8639, 1.09%, 4/1/2028	237	202
Pool # BS6144, 3.97%, 1/1/2029	490	474
Pool # AM5319, 4.34%, 1/1/2029	186	184
Pool # BS8149, 4.97%, 9/1/2029	300	305
Pool # BS0448, 1.27%, 12/1/2029	442	364
Pool # BL9748, 1.60%, 12/1/2029	139	117
Pool # AN7593, 2.99%, 12/1/2029	127	115
Pool # BL9252, 1.37%, 3/1/2030	147	121
Pool # AN8285, 3.11%, 3/1/2030	132	121
Pool # BS0154, 1.28%, 4/1/2030	96	78
Pool # AM8544, 3.08%, 4/1/2030	59	54
Pool # BL9251, 1.45%, 10/1/2030	356	290
Pool # BL4885, 2.55%, 10/1/2030	160	141
Pool # AM4789, 4.18%, 11/1/2030	84	81
Pool # BL9891, 1.37%, 12/1/2030	245	198
Pool # BS0025, 1.38%, 12/1/2030	559	455
Pool # BL9494, 1.46%, 12/1/2030	95	76
Pool # BS7290, 5.64%, 2/1/2031	498	515
Pool # BS6203, 4.26%, 4/1/2031	198	192
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS8442, 4.74%, 4/1/2031	650	653
Pool # BS2915, 1.87%, 5/1/2031	80	66
Pool # BS6802, 4.93%, 6/1/2031	539	545
Pool # BS8688, 4.68%, 8/1/2031	297	298
Pool # BS8686, 4.68%, 11/1/2031	290	291
Pool # BS4563, 2.01%, 1/1/2032	95	78
Pool # BS5580, 3.68%, 1/1/2032	370	346
Pool # BM7037, 1.75%, 3/1/2032 (d)	450	363
Pool # BS4654, 2.39%, 3/1/2032	342	290
Pool # BL5680, 2.44%, 3/1/2032	425	360
Pool # AN5952, 3.01%, 7/1/2032	133	119
Pool # AN5472, 3.09%, 7/1/2032	585	527
Pool # AN6149, 3.14%, 7/1/2032	595	539
Pool # BS5530, 3.30%, 7/1/2032	564	513
Pool # BS6095, 4.14%, 7/1/2032	180	175
Pool # BS6345, 3.91%, 8/1/2032	165	157
Pool # BM3226, 3.44%, 10/1/2032 (d)	586	542
Pool # BS6822, 3.81%, 10/1/2032	320	303
Pool # BS8528, 4.31%, 10/1/2032	670	658
Pool # BS6872, 4.41%, 10/1/2032	105	104
Pool # BS6926, 4.51%, 10/1/2032	145	145
Pool # BS6928, 4.55%, 10/1/2032	115	115
Pool # BS6915, 4.60%, 10/1/2032	343	345
Pool # BS6954, 4.93%, 10/1/2032	257	263
Pool # BS6819, 4.12%, 11/1/2032	375	364
Pool # BS6985, 4.92%, 11/1/2032	600	615
Pool # BS7090, 4.45%, 12/1/2032	615	612
Pool # BS7113, 4.90%, 12/1/2032	114	116
Pool # AN7923, 3.33%, 1/1/2033	250	227
Pool # BS8428, 4.41%, 1/1/2033	600	594
Pool # BS7398, 4.74%, 2/1/2033	285	290
Pool # BS5357, 3.41%, 3/1/2033	275	251
Pool # AN9067, 3.51%, 5/1/2033	140	129
Pool # BS8416, 4.56%, 5/1/2033	210	211
Pool # AN9752, 3.65%, 7/1/2033	615	574
Pool # BS5511, 3.45%, 8/1/2033	365	334
Pool # AN9753, 3.65%, 8/1/2033	450	426
Pool # BS5127, 3.15%, 9/1/2033	215	191
Pool # BS4197, 2.14%, 12/1/2033	250	205
Pool # BL1012, 4.03%, 12/1/2033	130	125
Pool # BL0900, 4.08%, 2/1/2034	75	72
Pool # AN0375, 3.76%, 12/1/2035	224	212
Pool # AN4430, 3.61%, 1/1/2037	209	196
Pool # BF0230, 5.50%, 1/1/2058	543	558
Pool # BF0497, 3.00%, 7/1/2060	262	223
SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	307	283
Pool # BR3929, 3.50%, 10/20/2050	197	182
Pool # BW1726, 3.50%, 10/20/2050	257	237
Pool # BS8546, 2.50%, 12/20/2050	636	540
Pool # BR3928, 3.00%, 12/20/2050	323	293
Pool # BU7538, 3.00%, 12/20/2050	214	195
Pool # 785294, 3.50%, 1/20/2051	623	562
Pool # CA8452, 3.00%, 2/20/2051	897	814
Pool # CB1543, 3.00%, 2/20/2051	606	542
Pool # CA3588, 3.50%, 2/20/2051	595	549
Pool # CB1536, 3.50%, 2/20/2051	637	592
Pool # CB1542, 3.00%, 3/20/2051	378	338
Pool # CC0070, 3.00%, 3/20/2051	92	84
Pool # CC8726, 3.00%, 3/20/2051	135	122
Pool # CC8738, 3.00%, 3/20/2051	160	143
Pool # CC8723, 3.50%, 3/20/2051	765	706
Pool # CC0088, 4.00%, 3/20/2051	31	29
Pool # CC0092, 4.00%, 3/20/2051	73	70
Pool # CC8727, 3.00%, 4/20/2051	199	177
Pool # CC8739, 3.00%, 4/20/2051	549	493
Pool # CC8740, 3.00%, 4/20/2051	464	416
Pool # CC8751, 3.00%, 4/20/2051	102	91
Pool # CA3563, 3.50%, 7/20/2051	380	355
Pool # CE2586, 3.50%, 7/20/2051	531	490
Pool # CK1527, 3.50%, 12/20/2051	368	342
Pool # CJ8184, 3.50%, 1/20/2052	386	356
Pool # CK2660, 3.00%, 2/20/2052	243	218
Pool # CK2716, 3.50%, 2/20/2052	298	271
GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (d)	341	297
Total Mortgage-Backed Securities (Cost $40,367)		36,418
Corporate Bonds — 5.3%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.50%, 3/1/2025	85	80
2.75%, 2/1/2026	21	19
2.20%, 2/4/2026	15	14
2.70%, 2/1/2027	765	699
3.45%, 11/1/2028	63	57
Northrop Grumman Corp.
5.15%, 5/1/2040	95	93
3.85%, 4/15/2045	80	65
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
Raytheon Technologies Corp.
2.25%, 7/1/2030	143	121
5.15%, 2/27/2033	51	52
3.75%, 11/1/2046	130	105
		1,305
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	150	156
Hyundai Capital America
1.30%, 1/8/2026 (e)	40	35
5.65%, 6/26/2026 (e)	340	338
		529
Banks — 1.2%
Banco Santander SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (f)	200	174
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (f)	199	179
(SOFR + 1.29%), 5.08%, 1/20/2027 (f)	77	76
(SOFR + 1.05%), 2.55%, 2/4/2028 (f)	80	72
(SOFR + 1.58%), 4.38%, 4/27/2028 (f)	105	101
(SOFR + 1.63%), 5.20%, 4/25/2029 (f)	160	158
(SOFR + 1.33%), 2.97%, 2/4/2033 (f)	500	417
(SOFR + 1.91%), 5.29%, 4/25/2034 (f)	180	178
Bank of Ireland Group plc (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (e) (f)	200	173
Bank of Montreal (Canada) 5.30%, 6/5/2026	90	90
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	90	87
Barclays plc (United Kingdom)
4.34%, 1/10/2028	200	189
(SOFR + 2.98%), 6.22%, 5/9/2034 (f)	200	199
BPCE SA (France)
(SOFR + 1.52%), 1.65%, 10/6/2026 (e) (f)	300	269
(SOFR + 1.73%), 3.12%, 10/19/2032 (e) (f)	250	193
Citigroup, Inc.
(3-MONTH CME TERM SOFR + 1.65%), 3.67%, 7/24/2028 (f)	125	117
(SOFR + 1.35%), 3.06%, 1/25/2033 (f)	410	342
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (e) (g)	250	174
Credit Agricole SA (France)
4.38%, 3/17/2025 (e)	200	193
(SOFR + 0.89%), 1.25%, 1/26/2027 (e) (f)	250	221
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	21

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Federation des Caisses Desjardins du Quebec (Canada) 5.70%, 3/14/2028 (e)	200	200
HSBC Holdings plc (United Kingdom) (SOFR + 1.73%), 2.01%, 9/22/2028 (f)	745	638
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (e)	200	192
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (f)	200	177
Mitsubishi UFJ Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (f)	270	238
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (f)	235	236
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (f)	200	190
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (f)	85	82
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (f)	200	178
(SOFR + 2.75%), 6.83%, 11/21/2026 (f)	400	401
(SOFR + 0.99%), 1.67%, 6/14/2027 (f)	200	172
Societe Generale SA (France)
4.25%, 4/14/2025 (e)	400	381
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (e) (f)	245	192
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.52%, 1/13/2028	200	201
5.71%, 1/13/2030	200	202
Truist Financial Corp.
(SOFR + 2.05%), 6.05%, 6/8/2027 (f)	65	65
(SOFR + 1.85%), 5.12%, 1/26/2034 (f)	45	43
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (e) (f)	200	176
Wells Fargo & Co.
4.30%, 7/22/2027	580	556
(SOFR + 2.13%), 4.61%, 4/25/2053 (f)	110	97
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040 (g)	15	10
3.13%, 11/18/2041 (g)	80	54
		8,283
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — 0.0% ^
Constellation Brands, Inc. 4.50%, 5/9/2047	95	82
Biotechnology — 0.1%
AbbVie, Inc.
3.20%, 11/21/2029	251	227
4.05%, 11/21/2039	200	174
4.25%, 11/21/2049	75	65
Amgen, Inc.
5.25%, 3/2/2033	85	85
3.00%, 1/15/2052	200	134
Gilead Sciences, Inc. 2.60%, 10/1/2040	108	78
		763
Broadline Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	190	166
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	87	69
Capital Markets — 0.5%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	113	75
Credit Suisse AG (Switzerland) 1.25%, 8/7/2026	250	215
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (f)	450	400
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	688	663
(SOFR + 1.11%), 2.64%, 2/24/2028 (f)	440	399
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (e)	240	240
(SOFR + 1.07%), 1.34%, 1/12/2027 (e) (f)	185	165
(SOFR + 1.53%), 2.87%, 1/14/2033 (e) (f)	100	80
Morgan Stanley
(SOFR + 1.73%), 5.12%, 2/1/2029 (f)	180	178
(SOFR + 1.59%), 5.16%, 4/20/2029 (f)	135	133
(SOFR + 1.20%), 2.51%, 10/20/2032 (f)	380	307
Nasdaq, Inc. 5.55%, 2/15/2034	35	35
S&P Global, Inc.
2.70%, 3/1/2029	111	100
4.25%, 5/1/2029	130	126
UBS Group AG (Switzerland) 4.28%, 1/9/2028 (e)	500	462
		3,578
Chemicals — 0.1%
DuPont de Nemours, Inc. 5.32%, 11/15/2038	84	83
EIDP, Inc.
4.50%, 5/15/2026	89	88
SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Chemicals — continued
4.80%, 5/15/2033	95	93
LYB International Finance III LLC 1.25%, 10/1/2025	52	47
		311
Commercial Services & Supplies — 0.0% ^
Republic Services, Inc. 5.00%, 4/1/2034	30	30
Consumer Finance — 0.3%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	150	147
6.50%, 7/15/2025	150	151
2.45%, 10/29/2026	450	402
3.00%, 10/29/2028	150	130
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (e)	78	73
5.50%, 1/15/2026 (e)	290	281
2.13%, 2/21/2026 (e)	60	53
4.25%, 4/15/2026 (e)	10	9
2.53%, 11/18/2027 (e)	383	323
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (f)	85	65
General Motors Financial Co., Inc. 3.80%, 4/7/2025	100	96
		1,730
Consumer Staples Distribution & Retail — 0.0% ^
7-Eleven, Inc.
1.80%, 2/10/2031 (e)	100	79
2.50%, 2/10/2041 (e)	50	33
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (e)	115	83
3.63%, 5/13/2051 (e)	125	86
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (e)	35	30
		311
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (e)	99	88
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	40	34
Diversified REITs — 0.0% ^
Safehold GL Holdings LLC 2.85%, 1/15/2032	146	112
WP Carey, Inc. 2.40%, 2/1/2031	71	57
		169
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — 0.1%
AT&T, Inc.
5.40%, 2/15/2034	50	50
3.50%, 6/1/2041	227	174
3.55%, 9/15/2055	152	107
Sprint Capital Corp. 6.88%, 11/15/2028	40	43
Verizon Communications, Inc.
5.05%, 5/9/2033	145	143
2.65%, 11/20/2040	79	55
		572
Electric Utilities — 0.5%
Baltimore Gas and Electric Co. 5.40%, 6/1/2053	110	112
Duke Energy Florida LLC 5.95%, 11/15/2052	82	89
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	43	31
Edison International 5.75%, 6/15/2027	70	70
Emera US Finance LP (Canada) 4.75%, 6/15/2046	92	75
Entergy Arkansas LLC 2.65%, 6/15/2051	36	22
Entergy Louisiana LLC
4.00%, 3/15/2033	67	61
2.90%, 3/15/2051	20	13
Entergy Mississippi LLC 5.00%, 9/1/2033	130	127
Evergy Metro, Inc. 4.95%, 4/15/2033	114	112
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (e)	95	94
Evergy, Inc. 2.90%, 9/15/2029	175	153
Eversource Energy 5.13%, 5/15/2033	85	84
Fells Point Funding Trust 3.05%, 1/31/2027 (e)	195	179
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (e)	80	67
Fortis, Inc. (Canada) 3.06%, 10/4/2026	110	101
ITC Holdings Corp. 2.95%, 5/14/2030 (e)	53	46
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (e)	78	75
Massachusetts Electric Co. 4.00%, 8/15/2046 (e)	34	26
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (e)	111	71
Northern States Power Co. 5.10%, 5/15/2053	130	128
NRG Energy, Inc.
2.00%, 12/2/2025 (e)	40	36
2.45%, 12/2/2027 (e)	165	139
Ohio Power Co. 5.00%, 6/1/2033	95	93
Pacific Gas and Electric Co.
3.45%, 7/1/2025	75	71
2.95%, 3/1/2026	137	125
6.40%, 6/15/2033	90	89
3.75%, 8/15/2042 (h)	41	28
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	23

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
4.30%, 3/15/2045	25	18
PacifiCorp
4.15%, 2/15/2050	53	41
5.50%, 5/15/2054	3	3
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	85	89
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	50	48
Series A-5, 5.10%, 6/1/2052	45	46
Public Service Co. of Oklahoma 5.25%, 1/15/2033	80	80
SCE Recovery Funding LLC Series A-1, 4.70%, 6/15/2040	75	73
Sigeco Securitization I LLC Series A1, 5.03%, 11/15/2036	67	67
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	77	69
5.85%, 11/1/2027	98	100
Series C, 4.13%, 3/1/2048	54	44
5.88%, 12/1/2053	53	54
Union Electric Co. 3.90%, 4/1/2052	68	55
Vistra Operations Co. LLC 4.88%, 5/13/2024 (e)	141	138
		3,242
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	88	70
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	124	118
Walt Disney Co. (The) 3.50%, 5/13/2040	150	124
		312
Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.85%, 4/5/2029	40	36
Global Payments, Inc. 3.20%, 8/15/2029	139	121
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	86	62
		219
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	64	54
Kellogg Co. 5.25%, 3/1/2033	65	65
Kraft Heinz Foods Co.
4.63%, 10/1/2039	85	77
4.38%, 6/1/2046	47	40
Smithfield Foods, Inc. 3.00%, 10/15/2030 (e)	179	140
		376
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — 0.1%
Atmos Energy Corp. 2.85%, 2/15/2052	85	57
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	174	140
Southern California Gas Co. 6.35%, 11/15/2052	125	138
		335
Ground Transportation — 0.1%
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	72	65
CSX Corp. 3.80%, 11/1/2046	93	75
Norfolk Southern Corp. 3.05%, 5/15/2050	90	62
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (e)	200	175
Union Pacific Corp. 3.55%, 8/15/2039	121	102
		479
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	27	25
DH Europe Finance II SARL 3.25%, 11/15/2039	46	38
		63
Health Care Providers & Services — 0.2%
AHS Hospital Corp. 5.02%, 7/1/2045	50	48
Banner Health 1.90%, 1/1/2031	100	81
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	65	45
CommonSpirit Health
1.55%, 10/1/2025	30	27
2.78%, 10/1/2030	65	55
3.91%, 10/1/2050	25	19
Elevance Health, Inc. 2.25%, 5/15/2030	168	141
HCA, Inc.
5.25%, 6/15/2026	378	374
5.50%, 6/1/2033	150	150
5.50%, 6/15/2047	60	56
3.50%, 7/15/2051	52	36
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	70	53
MultiCare Health System 2.80%, 8/15/2050	46	28
MyMichigan Health Series 2020, 3.41%, 6/1/2050	15	11
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	55	37
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	85	55
UnitedHealth Group, Inc. 5.88%, 2/15/2053	40	44
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	160	107
		1,367
SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care REITs — 0.1%
Healthcare Realty Holdings LP 2.00%, 3/15/2031	166	127
Healthpeak OP LLC 2.13%, 12/1/2028	121	102
Physicians Realty LP 2.63%, 11/1/2031	45	35
Sabra Health Care LP 3.20%, 12/1/2031	80	60
		324
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp.
4.80%, 2/15/2033	100	99
3.35%, 3/12/2050	86	63
		162
Independent Power and Renewable Electricity Producers — 0.0% ^
Constellation Energy Generation LLC 5.80%, 3/1/2033	69	71
Southern Power Co. 5.15%, 9/15/2041	115	107
		178
Insurance — 0.1%
Athene Global Funding
2.75%, 6/25/2024 (e)	134	129
1.45%, 1/8/2026 (e)	205	180
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	65	54
Brown & Brown, Inc. 2.38%, 3/15/2031	168	135
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (e)	136	87
New York Life Insurance Co. 3.75%, 5/15/2050 (e)	188	144
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (e)	75	64
Teachers Insurance & Annuity Association of America
4.27%, 5/15/2047 (e)	40	33
3.30%, 5/15/2050 (e)	169	117
		943
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	90	92
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	115	89
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	54	43
3.50%, 6/1/2041	50	34
3.50%, 3/1/2042	30	20
3.70%, 4/1/2051	174	110
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
Comcast Corp.
3.25%, 11/1/2039	149	118
2.80%, 1/15/2051	204	135
5.35%, 5/15/2053	125	127
Discovery Communications LLC 3.63%, 5/15/2030	74	65
		652
Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (e)	200	194
Glencore Funding LLC (Australia)
5.40%, 5/8/2028 (e)	100	99
2.50%, 9/1/2030 (e)	158	129
Steel Dynamics, Inc. 1.65%, 10/15/2027	122	104
		526
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	78	50
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	70	77
Consumers Energy Co. 3.25%, 8/15/2046	34	25
DTE Energy Co. 4.88%, 6/1/2028	100	98
		250
Office REITs — 0.0% ^
Corporate Office Properties LP 2.75%, 4/15/2031	113	86
Oil, Gas & Consumable Fuels — 0.3%
Boardwalk Pipelines LP 4.45%, 7/15/2027	85	81
BP Capital Markets America, Inc. 2.77%, 11/10/2050	77	51
Coterra Energy, Inc. 3.90%, 5/15/2027	65	61
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	60	61
Energy Transfer LP
4.40%, 3/15/2027	175	167
5.00%, 5/15/2044 (h)	210	177
Enterprise Products Operating LLC 4.45%, 2/15/2043	100	88
Exxon Mobil Corp. 3.00%, 8/16/2039	265	210
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (e)	75	60
4.32%, 12/30/2039 (e)	55	40
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (e)	245	225
3.45%, 10/15/2027 (e)	130	116
HF Sinclair Corp. 5.88%, 4/1/2026	49	49
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	25

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
MPLX LP 4.50%, 4/15/2038	86	74
NGPL PipeCo LLC 3.25%, 7/15/2031 (e)	80	66
Phillips 66 Co.
3.55%, 10/1/2026	85	80
5.30%, 6/30/2033	60	60
Targa Resources Corp. 4.20%, 2/1/2033	30	26
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	175	133
		1,825
Personal Care Products — 0.0% ^
Haleon US Capital LLC 3.38%, 3/24/2029	250	227
Kenvue, Inc. 5.20%, 3/22/2063 (e)	80	82
		309
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	20	23
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	90	82
Merck & Co., Inc.
2.35%, 6/24/2040	133	95
5.00%, 5/17/2053	15	15
5.15%, 5/17/2063	10	10
Pfizer Investment Enterprises Pte. Ltd.
4.75%, 5/19/2033	60	60
5.30%, 5/19/2053	145	151
Takeda Pharmaceutical Co. Ltd. (Japan) 3.18%, 7/9/2050	200	141
Viatris, Inc.
3.85%, 6/22/2040	111	77
4.00%, 6/22/2050	63	42
Zoetis, Inc. 5.60%, 11/16/2032	98	102
		798
Professional Services — 0.0% ^
Verisk Analytics, Inc. 5.75%, 4/1/2033	60	63
Residential REITs — 0.0% ^
UDR, Inc.
2.10%, 8/1/2032	167	127
1.90%, 3/15/2033	40	29
		156
Retail REITs — 0.1%
Brixmor Operating Partnership LP
2.25%, 4/1/2028	70	59
2.50%, 8/16/2031	40	31
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Retail REITs — continued
Realty Income Corp. 1.80%, 3/15/2033	115	83
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (e)	272	258
		431
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	85	63
Broadcom, Inc.
1.95%, 2/15/2028 (e)	210	182
3.19%, 11/15/2036 (e)	87	66
Intel Corp.
5.63%, 2/10/2043	25	25
5.70%, 2/10/2053	45	46
KLA Corp. 3.30%, 3/1/2050	172	129
NXP BV (China)
5.00%, 1/15/2033	50	48
3.25%, 5/11/2041	135	98
Texas Instruments, Inc. 5.05%, 5/18/2063	75	75
Xilinx, Inc. 2.38%, 6/1/2030	228	197
		929
Software — 0.1%
Oracle Corp.
3.80%, 11/15/2037	310	253
5.55%, 2/6/2053	60	58
VMware, Inc.
1.40%, 8/15/2026	154	136
4.70%, 5/15/2030	143	137
		584
Specialized REITs — 0.1%
American Tower Corp.
1.50%, 1/31/2028	65	55
1.88%, 10/15/2030	421	332
Equinix, Inc. 2.90%, 11/18/2026	122	112
Life Storage LP 2.40%, 10/15/2031	110	87
		586
Specialty Retail — 0.0% ^
Home Depot, Inc. (The) 4.95%, 9/15/2052	51	51
Lowe's Cos., Inc. 3.70%, 4/15/2046	228	173
		224
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.45%, 2/9/2045	160	135
SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Technology Hardware, Storage & Peripherals — continued
2.70%, 8/5/2051	120	84
Dell International LLC 6.20%, 7/15/2030	370	384
		603
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	145	113
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	168	144
4.39%, 8/15/2037	110	88
3.73%, 9/25/2040	143	102
		447
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	175	166
2.88%, 1/15/2026	90	83
1.88%, 8/15/2026	245	218
		467
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (e)	55	44
Sprint LLC 7.63%, 3/1/2026	28	29
T-Mobile USA, Inc.
2.55%, 2/15/2031	250	208
5.05%, 7/15/2033	100	98
		379
Total Corporate Bonds (Cost $40,706)		35,516
Asset-Backed Securities — 2.9%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (e)	8	8
Series 2021-A, Class B, 1.79%, 4/15/2027 (e)	340	335
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (e)	115	103
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.04%, 12/18/2037 (d) (e)	99	98
Series 2021-FL4, Class AS, 6.31%, 12/18/2037 (d) (e)	230	224
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (e)	315	275
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	252	226
Series 2016-3, Class AA, 3.00%, 10/15/2028	179	158
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1, Class B, 3.95%, 7/11/2030	320	278
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (e)	150	141
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (e)	100	90
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (e)	335	299
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (e)	140	125
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (e)	120	102
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (e)	100	84
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (e)	22	22
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (e)	165	156
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (e)	213	195
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (e)	316	280
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (e)	190	182
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (e)	97	86
Carvana Auto Receivables Trust
Series 2019-4A, Class D, 3.07%, 7/15/2025 (e)	28	28
Series 2020-P1, Class C, 1.32%, 11/9/2026	175	156
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (e)	410	348
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (e)	210	207
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (e)	260	256
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (e)	20	20
Crossroads Asset Trust Series 2021-A, Class B, 1.12%, 6/20/2025 (e)	98	97
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (e)	205	180
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	227	196
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (e)	34	31
Series 2021-1A, Class C, 2.70%, 11/21/2033 (e)	103	93
Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	96	94
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	27

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (e)	122	119
Series 2021-2A, Class C, 1.10%, 2/16/2027 (e)	165	160
Series 2022-2A, Class D, 5.46%, 3/15/2028 (e)	130	126
Series 2023-1A, Class C, 5.55%, 10/16/2028 (e)	245	240
Series 2023-2A, Class D, 6.62%, 2/15/2029 (e)	165	163
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 (e)	221	196
Exeter Automobile Receivables Trust
Series 2021-2A, Class C, 0.98%, 6/15/2026	234	229
Series 2022-5A, Class C, 6.51%, 12/15/2027	175	175
FHF Trust
Series 2021-1A, Class A, 1.27%, 3/15/2027 (e)	36	35
Series 2023-1A, Class A2, 6.57%, 6/15/2028 (e)	280	277
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (e)	140	137
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (e)	420	360
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (e)	140	130
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (e)	117	115
Series 2020-4, Class C, 1.28%, 2/16/2027 (e)	185	178
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (d) (e)	265	216
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (e)	405	353
Series 2021-3, Class D, 3.00%, 1/17/2041 (e)	236	199
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	123	123
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (e)	153	147
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (e)	162	160
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (e)	84	84
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (e)	48	47
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (e)	425	373
Marlette Funding Trust Series 2021-1A, Class B, 1.00%, 6/16/2031 (e)	13	13
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 (e)	316	279
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (e)	260	254
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (e)	200	186
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (e)	163	147
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (e)	425	382
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (e)	87	85
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (e)	120	102
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (e)	201	192
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (e)	830	752
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (e)	26	25
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (e)	21	21
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (e)	248	236
Series 2021-3, Class A, 1.15%, 5/15/2029 (e)	41	41
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (d) (e)	141	127
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (e) (h)	420	395
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (e) (h)	314	291
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (e)	179	162
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (e)	130	117
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (e)	300	279
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (e)	889	779
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (e)	390	361
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (e)	210	202
Series 2021-A, Class A, 2.30%, 12/22/2031 (e)	608	558
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (e)	195	182
Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 (e)	79	72
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (e)	31	31
SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	69	64
Series 2019-2, Class B, 3.50%, 5/1/2028	128	115
Series 2016-2, Class A, 3.10%, 10/7/2028	78	66
Series 2018-1, Class A, 3.70%, 3/1/2030	204	176
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (e)	39	37
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (e)	92	91
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (e) (h)	84	80
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (e) (h)	137	130
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (e)	14	14
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (e) (h)	163	148
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (e) (h)	651	589
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (e) (h)	558	513
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (e) (h)	357	324
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (e) (h)	216	201
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (e) (h)	390	365
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (e) (h)	424	386
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (e)	155	145
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (e)	49	48
World Financial Network Credit Card Master Trust Series 2023-A, Class A, 5.02%, 3/15/2030	305	301
Total Asset-Backed Securities (Cost $21,284)		19,579
Collateralized Mortgage Obligations — 0.9%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (e) (h)	310	291
Bayview Finance LLC, 4.00%, 7/12/2033 ‡	134	132
CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (d) (e)	210	203
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (d) (e)	361	332
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC, REMIC
Series 4065, Class QB, 3.00%, 6/15/2042	240	212
Series 4672, Class QB, 3.50%, 4/15/2047	300	271
Series 4910, Class LZ, 3.00%, 9/25/2049	449	294
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	151	156
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	56	56
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	127	119
Series 2018-56, Class VN, 3.50%, 5/25/2038	235	212
Series 2018-52, Class PZ, 4.00%, 7/25/2048	136	128
Series 2022-4, Class TA, 1.00%, 4/25/2051	345	274
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	293	296
GNMA
Series 2021-73, Class ZY, 3.00%, 4/20/2051	494	277
Series 2015-H11, Class FC, 5.64%, 5/20/2065 (d)	157	155
Series 2021-H14, Class YD, 7.91%, 6/20/2071 (d)	372	343
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (e) (h)	171	159
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (d) (e)	81	80
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (d) (e)	241	227
Series 2021-10, Class A1, 2.49%, 10/25/2026 (e) (h)	106	99
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	184	172
Series 2019-2, Class M55D, 4.00%, 8/25/2058	246	231
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	431	381
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (d) (e)	723	591
Total Collateralized Mortgage Obligations (Cost $6,279)		5,691
Commercial Mortgage-Backed Securities — 0.5%
BPR Trust Series 2021-KEN, Class A, 6.51%, 2/15/2029 (d) (e)	200	196
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (e)	230	206
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 6.87%, 7/25/2041 (d) (e)	327	303
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	29

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.73%, 7/25/2024 (d)	21,419	89
Series K-1511, Class A1, 3.28%, 10/25/2030	309	292
Series K-1510, Class A2, 3.72%, 1/25/2031	115	108
Series K-150, Class A2, 3.71%, 9/25/2032 (d)	270	254
FNMA ACES
Series 2022-M1S, Class A2, 2.15%, 4/25/2032 (d)	515	426
Series 2022-M2S, Class A1, 3.88%, 5/25/2032 (d)	276	264
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	49	46
Series 2021-M3, Class X1, IO, 2.05%, 11/25/2033 (d)	550	48
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (d) (e)	210	188
Series 2015-K48, Class C, 3.77%, 8/25/2048 (d) (e)	15	14
Series 2016-K56, Class B, 4.08%, 6/25/2049 (d) (e)	165	157
Series 2017-K728, Class C, 3.77%, 11/25/2050 (d) (e)	75	72
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 6.06%, 12/15/2037 (d) (e)	176	172
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (e)	360	289
Total Commercial Mortgage-Backed Securities (Cost $3,411)		3,124
Foreign Government Securities — 0.1%
Republic of Chile 2.55%, 1/27/2032	200	170
Republic of Panama 3.16%, 1/23/2030	200	175
Republic of Peru 2.78%, 12/1/2060	49	30
United Mexican States 3.50%, 2/12/2034	228	190
Total Foreign Government Securities (Cost $699)		565
Municipal Bonds — 0.0% (i) ^
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Winter Storm URI Series 2023A-2, Rev., 5.17%, 4/1/2041 (Cost $65)	65	67
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 5.6%
Investment Companies — 5.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (j) (Cost $37,443)	37,443	37,443
Total Investments — 97.4% (Cost $632,232)		651,379
Other Assets Less Liabilities — 2.6%		17,564
NET ASSETS — 100.0%		668,943

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

(c)	The rate shown is the effective yield as of June 30, 2023.
(d)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2023.

(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2023.
(g)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
June 30, 2023 is $238 or 0.04% of the Fund’s net
assets as of June 30, 2023.

(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2023.

(i)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(j)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	110	09/20/2023	USD	12,353	(90)
Short Contracts
EURO STOXX 50 Index	(36)	09/15/2023	EUR	(1,744)	(34)
MSCI EAFE E-Mini Index	(47)	09/15/2023	USD	(5,063)	(36)
MSCI Emerging Markets E-Mini Index	(199)	09/15/2023	USD	(9,928)	115
S&P 500 E-Mini Index	(40)	09/15/2023	USD	(8,973)	(274)
					(229)
					(319)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	31

JPMorgan SmartRetirement® Blend 2015 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 35.7%
Fixed Income — 15.6%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	304	2,177
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2	11
JPMorgan High Yield Fund Class R6 Shares (a)	173	1,074
Total Fixed Income		3,262
International Equity — 1.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	22	346
U.S. Equity — 18.5%
JPMorgan Equity Index Fund Class R6 Shares (a)	58	3,876
Total Investment Companies (Cost $7,168)		7,484
Exchange-Traded Funds — 34.9%
Alternative Assets — 0.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	2	173
Fixed Income — 16.3%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	58	2,651
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	—	7
JPMorgan Inflation Managed Bond ETF (a)	16	757
Total Fixed Income		3,415
International Equity — 12.6%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	7	309
JPMorgan BetaBuilders International Equity ETF (a)	42	2,318
Total International Equity		2,627
U.S. Equity — 5.2%
iShares Russell 2000 ETF	3	504
SPDR S&P MidCap 400 ETF Trust	1	589
Total U.S. Equity		1,093
Total Exchange-Traded Funds (Cost $7,323)		7,308
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 7.5%
U.S. Treasury Bonds
1.13%, 5/15/2040	86	56
1.38%, 11/15/2040	27	18
2.25%, 5/15/2041	8	6
1.75%, 8/15/2041	60	42
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.00%, 11/15/2041	31	23
3.38%, 8/15/2042	80	73
3.88%, 5/15/2043	10	10
2.25%, 8/15/2046	5	4
1.38%, 8/15/2050	112	65
1.63%, 11/15/2050	58	36
1.88%, 11/15/2051	22	14
2.25%, 2/15/2052	76	55
3.00%, 8/15/2052	24	20
U.S. Treasury Notes
0.88%, 1/31/2024 (b)	206	201
1.50%, 2/15/2025	20	19
1.75%, 3/15/2025	80	76
3.13%, 8/15/2025	40	39
0.25%, 8/31/2025	146	132
3.50%, 9/15/2025	15	15
0.38%, 11/30/2025	46	42
4.00%, 12/15/2025	10	10
3.25%, 6/30/2027	50	48
2.75%, 7/31/2027	50	47
0.50%, 8/31/2027	233	200
3.13%, 8/31/2027	70	67
0.75%, 1/31/2028	55	47
1.25%, 3/31/2028	15	13
1.25%, 5/31/2028	12	10
3.13%, 8/31/2029	91	86
1.63%, 5/15/2031	20	17
2.75%, 8/15/2032	7	6
U.S. Treasury STRIPS Bonds
1.05%, 8/15/2026 (c)	40	35
1.15%, 5/15/2027 (c)	40	34
Total U.S. Treasury Obligations (Cost $1,704)		1,566
Mortgage-Backed Securities — 5.7%
FHLMC Gold Pools, Other
Pool # WA1626, 3.45%, 8/1/2032	25	23
Pool # WN3225, 3.80%, 10/1/2034	10	9
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	9	8
Pool # QB4026, 2.50%, 10/1/2050	23	19
Pool # QB4045, 2.50%, 10/1/2050	14	12
Pool # QB4484, 2.50%, 10/1/2050	8	7
Pool # QB4542, 2.50%, 10/1/2050	8	7
Pool # RA4224, 3.00%, 11/1/2050	4	3
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # QB8503, 2.50%, 2/1/2051	13	11
Pool # QC4789, 3.00%, 7/1/2051	14	13
Pool # QE1832, 4.50%, 5/1/2052	26	26
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	13	13
Pool # FM3118, 3.00%, 5/1/2050	6	5
Pool # BQ2894, 3.00%, 9/1/2050	10	9
Pool # BQ3996, 2.50%, 10/1/2050	9	8
Pool # BQ5243, 3.50%, 10/1/2050	4	4
Pool # CA7398, 3.50%, 10/1/2050	11	10
Pool # CA8637, 4.00%, 1/1/2051	29	28
Pool # BU1805, 2.50%, 12/1/2051	22	18
Pool # CB2637, 2.50%, 1/1/2052	13	11
Pool # BU3079, 3.00%, 1/1/2052	8	7
Pool # BV0273, 3.00%, 1/1/2052	9	8
Pool # CB2670, 3.00%, 1/1/2052	14	12
Pool # BV4831, 3.00%, 2/1/2052	5	4
Pool # BV0295, 3.50%, 2/1/2052	18	17
Pool # BV3950, 4.00%, 2/1/2052	10	9
Pool # BV6743, 4.50%, 5/1/2052	25	24
FNMA, Other
Pool # BS7576, 4.86%, 12/1/2027	14	14
Pool # BS6144, 3.97%, 1/1/2029	20	19
Pool # BS4290, 1.95%, 10/1/2029	100	85
Pool # BL9748, 1.60%, 12/1/2029	5	4
Pool # AN8285, 3.11%, 3/1/2030	5	4
Pool # AM8544, 3.08%, 4/1/2030	4	4
Pool # BL9251, 1.45%, 10/1/2030	20	16
Pool # AM4789, 4.18%, 11/1/2030	18	17
Pool # BL9891, 1.37%, 12/1/2030	10	8
Pool # BL9652, 1.56%, 12/1/2030	49	41
Pool # BS6802, 4.93%, 6/1/2031	50	51
Pool # BS4654, 2.39%, 3/1/2032	20	17
Pool # AN5952, 3.01%, 7/1/2032	49	44
Pool # AN6149, 3.14%, 7/1/2032	40	36
Pool # BS5530, 3.30%, 7/1/2032	21	19
Pool # BM3226, 3.44%, 10/1/2032 (d)	29	27
Pool # BS6985, 4.92%, 11/1/2032	50	51
Pool # BS7090, 4.45%, 12/1/2032	50	50
Pool # AN7923, 3.33%, 1/1/2033	10	9
Pool # AN9067, 3.51%, 5/1/2033	5	5
Pool # BS5511, 3.45%, 8/1/2033	25	23
Pool # BL1012, 4.03%, 12/1/2033	10	10
Pool # BL0900, 4.08%, 2/1/2034	10	10
Pool # AN4430, 3.61%, 1/1/2037	12	11
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BF0230, 5.50%, 1/1/2058	19	19
Pool # BF0497, 3.00%, 7/1/2060	10	9
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	14	13
Pool # BR3929, 3.50%, 10/20/2050	8	8
Pool # BW1726, 3.50%, 10/20/2050	14	13
Pool # BS8546, 2.50%, 12/20/2050	25	22
Pool # BR3928, 3.00%, 12/20/2050	33	30
Pool # BU7538, 3.00%, 12/20/2050	27	25
Pool # CA8452, 3.00%, 2/20/2051	36	32
Pool # CB1543, 3.00%, 2/20/2051	27	24
Pool # CA3588, 3.50%, 2/20/2051	27	25
Pool # CA3563, 3.50%, 7/20/2051	14	13
Pool # CK1527, 3.50%, 12/20/2051	19	18
Pool # CJ8184, 3.50%, 1/20/2052	19	18
Pool # CK2716, 3.50%, 2/20/2052	15	13
GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (d)	19	16
Total Mortgage-Backed Securities (Cost $1,349)		1,198
Corporate Bonds — 4.9%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.70%, 2/1/2027	32	29
3.45%, 11/1/2028	3	3
Northrop Grumman Corp. 3.85%, 4/15/2045	7	6
Raytheon Technologies Corp.
2.25%, 7/1/2030	11	9
5.15%, 2/27/2033	2	2
		49
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	4	4
Hyundai Capital America 1.30%, 1/8/2026 (e)	5	5
		9
Banks — 0.5%
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (f)	11	10
(SOFR + 1.29%), 5.08%, 1/20/2027 (f)	4	4
(SOFR + 1.58%), 4.38%, 4/27/2028 (f)	5	5
(SOFR + 1.21%), 2.57%, 10/20/2032 (f)	5	4
(SOFR + 1.93%), 2.68%, 6/19/2041 (f)	21	15
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	4	4
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	33

JPMorgan SmartRetirement® Blend 2015 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Citigroup, Inc.
(3-MONTH CME TERM SOFR + 1.65%), 3.67%, 7/24/2028 (f)	5	4
(3-MONTH CME TERM SOFR + 1.41%), 3.52%, 10/27/2028 (f)	11	10
(SOFR + 1.18%), 2.52%, 11/3/2032 (f)	5	4
(3-MONTH CME TERM SOFR + 1.17%), 3.88%, 1/24/2039 (f)	7	6
HSBC Holdings plc (United Kingdom) 6.10%, 1/14/2042	12	12
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	11	10
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (f)	4	4
Truist Financial Corp. (SOFR + 1.85%), 5.12%, 1/26/2034 (f)	5	5
Wells Fargo & Co.
(SOFR + 2.53%), 3.07%, 4/30/2041 (f)	12	9
(SOFR + 2.13%), 4.61%, 4/25/2053 (f)	5	4
Westpac Banking Corp. (Australia) 3.13%, 11/18/2041 (g)	4	3
		113
Biotechnology — 0.2%
AbbVie, Inc.
3.20%, 11/21/2029	4	4
4.05%, 11/21/2039	20	17
Amgen, Inc.
5.25%, 3/2/2033	10	10
3.15%, 2/21/2040	7	5
		36
Broadline Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	5	4
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	5	4
Capital Markets — 0.3%
Goldman Sachs Group, Inc. (The)
(SOFR + 0.91%), 1.95%, 10/21/2027 (f)	5	4
(SOFR + 1.11%), 2.64%, 2/24/2028 (f)	5	5
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (e)	9	9
(SOFR + 1.07%), 1.34%, 1/12/2027 (e) (f)	10	9
Morgan Stanley
(SOFR + 1.73%), 5.12%, 2/1/2029 (f)	5	5
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
(SOFR + 1.59%), 5.16%, 4/20/2029 (f)	5	5
(3-MONTH CME TERM SOFR + 1.69%), 4.46%, 4/22/2039 (f)	7	6
Nasdaq, Inc. 5.55%, 2/15/2034	5	5
S&P Global, Inc. 2.70%, 3/1/2029	6	5
		53
Chemicals — 0.1%
EIDP, Inc. 4.50%, 5/15/2026	3	3
International Flavors & Fragrances, Inc. 2.30%, 11/1/2030 (e)	7	6
Nutrien Ltd. (Canada) 5.90%, 11/7/2024	3	3
		12
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	7	6
Consumer Finance — 0.3%
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (e)	5	5
5.50%, 1/15/2026 (e)	19	18
2.13%, 2/21/2026 (e)	5	4
2.53%, 11/18/2027 (e)	13	11
Capital One Financial Corp.
3.80%, 1/31/2028	11	10
(SOFR + 1.27%), 2.62%, 11/2/2032 (f)	5	4
		52
Consumer Staples Distribution & Retail — 0.0% ^
7-Eleven, Inc.
0.95%, 2/10/2026 (e)	2	2
1.80%, 2/10/2031 (e)	2	1
2.50%, 2/10/2041 (e)	3	2
		5
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	10	9
Diversified REITs — 0.1%
Safehold GL Holdings LLC 2.85%, 1/15/2032	7	5
WP Carey, Inc.
2.40%, 2/1/2031	11	9
2.45%, 2/1/2032	10	8
		22
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
3.50%, 6/1/2041	11	9
3.55%, 9/15/2055	4	3
Verizon Communications, Inc. 2.10%, 3/22/2028	5	4
		16
Electric Utilities — 0.5%
Duke Energy Florida LLC 5.95%, 11/15/2052	5	5
Edison International 5.75%, 6/15/2027	6	6
Emera US Finance LP (Canada) 4.75%, 6/15/2046	12	10
Evergy, Inc. 2.90%, 9/15/2029	11	10
Indiana Michigan Power Co. 3.25%, 5/1/2051	5	3
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (e)	7	7
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (e)	7	4
NRG Energy, Inc.
2.00%, 12/2/2025 (e)	5	4
2.45%, 12/2/2027 (e)	24	20
Pacific Gas and Electric Co.
2.95%, 3/1/2026	4	4
3.75%, 8/15/2042 (h)	4	3
4.30%, 3/15/2045	1	1
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	5	5
Series A-5, 5.10%, 6/1/2052	5	5
SCE Recovery Funding LLC Series A-1, 4.70%, 6/15/2040	5	5
Southern California Edison Co. 5.88%, 12/1/2053	5	5
Union Electric Co. 3.90%, 4/1/2052	4	3
Vistra Operations Co. LLC 4.88%, 5/13/2024 (e)	7	7
		107
Entertainment — 0.0% ^
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	6	6
Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.85%, 4/5/2029	5	5
Global Payments, Inc. 3.20%, 8/15/2029	4	3
		8
Food Products — 0.1%
Kellogg Co. 5.25%, 3/1/2033	3	3
Kraft Heinz Foods Co.
4.63%, 10/1/2039	5	4
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — continued
4.38%, 6/1/2046	3	3
Smithfield Foods, Inc. 3.00%, 10/15/2030 (e)	11	9
		19
Gas Utilities — 0.0% ^
Southern California Gas Co. 6.35%, 11/15/2052	5	6
Ground Transportation — 0.1%
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	3	3
CSX Corp. 3.80%, 11/1/2046	5	4
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (e)	15	13
		20
Health Care Providers & Services — 0.3%
Banner Health 1.90%, 1/1/2031	4	3
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	5	4
Elevance Health, Inc. 2.25%, 5/15/2030	7	6
HCA, Inc. 5.25%, 6/15/2026	23	23
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	5	4
MultiCare Health System 2.80%, 8/15/2050	2	1
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	5	3
UnitedHealth Group, Inc. 5.88%, 2/15/2053	5	6
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	20	13
		63
Health Care REITs — 0.1%
Healthcare Realty Holdings LP 2.00%, 3/15/2031	7	5
Healthpeak OP LLC 2.13%, 12/1/2028	6	5
Physicians Realty LP 2.63%, 11/1/2031	5	4
Sabra Health Care LP 3.20%, 12/1/2031	5	4
		18
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	7	5
Independent Power and Renewable Electricity Producers — 0.1%
Constellation Energy Generation LLC 5.80%, 3/1/2033	3	3
Southern Power Co. 5.15%, 9/15/2041	16	15
		18
Insurance — 0.2%
American International Group, Inc. 4.38%, 6/30/2050	7	6
Athene Global Funding 1.45%, 1/8/2026 (e)	10	9
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	35

JPMorgan SmartRetirement® Blend 2015 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — continued
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	5	4
Brown & Brown, Inc. 2.38%, 3/15/2031	7	6
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (e)	7	5
F&G Global Funding 1.75%, 6/30/2026 (e)	5	4
New York Life Insurance Co. 3.75%, 5/15/2050 (e)	7	5
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (e)	5	4
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (e)	7	5
		48
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	5	5
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	7	5
Media — 0.2%
Charter Communications Operating LLC
2.80%, 4/1/2031	11	9
3.50%, 6/1/2041	10	7
Comcast Corp.
3.25%, 11/1/2039	11	9
2.80%, 1/15/2051	3	2
Discovery Communications LLC 3.63%, 5/15/2030	11	9
		36
Metals & Mining — 0.1%
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (e)	12	10
Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	4	3
		13
Office REITs — 0.0% ^
Corporate Office Properties LP 2.75%, 4/15/2031	5	4
Oil, Gas & Consumable Fuels — 0.3%
Boardwalk Pipelines LP 4.45%, 7/15/2027	5	5
BP Capital Markets America, Inc. 2.77%, 11/10/2050	11	7
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	10	10
Energy Transfer LP 5.00%, 5/15/2044 (h)	10	9
Enterprise Products Operating LLC 4.45%, 2/15/2043	5	4
Exxon Mobil Corp. 3.00%, 8/16/2039	11	9
Flex Intermediate Holdco LLC 4.32%, 12/30/2039 (e)	5	4
Gray Oak Pipeline LLC 3.45%, 10/15/2027 (e)	6	5
NGPL PipeCo LLC 3.25%, 7/15/2031 (e)	5	4
		57
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	5	5
Merck & Co., Inc. 2.35%, 6/24/2040	7	5
Pfizer Investment Enterprises Pte. Ltd. 5.30%, 5/19/2053	10	10
Viatris, Inc. 3.85%, 6/22/2040	11	8
Zoetis, Inc. 5.60%, 11/16/2032	5	5
		33
Professional Services — 0.0% ^
Verisk Analytics, Inc. 5.75%, 4/1/2033	5	5
Residential REITs — 0.0% ^
UDR, Inc.
2.10%, 8/1/2032	7	5
1.90%, 3/15/2033	5	4
		9
Retail REITs — 0.1%
Brixmor Operating Partnership LP
2.25%, 4/1/2028	10	8
2.50%, 8/16/2031	5	4
Federal Realty OP LP 1.25%, 2/15/2026	7	6
Realty Income Corp. 1.80%, 3/15/2033	5	4
		22
Semiconductors & Semiconductor Equipment — 0.2%
Broadcom, Inc. 1.95%, 2/15/2028 (e)	9	8
Intel Corp. 5.70%, 2/10/2053	5	5
KLA Corp. 3.30%, 3/1/2050	6	4
NXP BV (China) 3.25%, 5/11/2041	5	4
Texas Instruments, Inc. 5.05%, 5/18/2063	3	3
Xilinx, Inc. 2.38%, 6/1/2030	12	10
		34
Software — 0.1%
Oracle Corp.
3.80%, 11/15/2037	5	4
5.55%, 2/6/2053	10	10
Roper Technologies, Inc. 1.75%, 2/15/2031	4	3
VMware, Inc. 4.70%, 5/15/2030	11	11
		28
Specialized REITs — 0.1%
American Tower Corp. 2.95%, 1/15/2051	4	2
CubeSmart LP 2.00%, 2/15/2031	11	9
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Specialized REITs — continued
Life Storage LP 2.40%, 10/15/2031	5	4
Public Storage 1.95%, 11/9/2028	3	3
		18
Specialty Retail — 0.0% ^
Home Depot, Inc. (The) 4.95%, 9/15/2052	2	2
Lowe's Cos., Inc. 3.70%, 4/15/2046	7	5
		7
Tobacco — 0.1%
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	13	11
4.39%, 8/15/2037	5	4
3.73%, 9/25/2040	6	4
		19
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	5	5
1.88%, 8/15/2026	15	13
		18
Wireless Telecommunication Services — 0.1%
T-Mobile USA, Inc. 2.55%, 2/15/2031	17	14
Total Corporate Bonds (Cost $1,258)		1,035
Asset-Backed Securities — 2.3%
ACC Auto Trust Series 2021-A, Class A, 1.08%, 4/15/2027 (e)	2	2
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.04%, 12/18/2037 (d) (e)	5	5
Series 2021-FL4, Class AS, 6.31%, 12/18/2037 (d) (e)	10	10
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (e)	25	22
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	17	16
Series 2016-3, Class AA, 3.00%, 10/15/2028	9	8
Series 2021-1, Class B, 3.95%, 7/11/2030	13	12
Business Jet Securities LLC Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (e)	55	51
CarMax Auto Owner Trust Series 2019-3, Class C, 2.60%, 6/16/2025	15	15
Carvana Auto Receivables Trust
Series 2019-4A, Class D, 3.07%, 7/15/2025 (e)	20	20
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-P1, Class C, 1.32%, 11/9/2026	15	13
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (e)	25	22
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	9	8
Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	27	26
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (e)	9	9
Series 2021-2A, Class C, 1.10%, 2/16/2027 (e)	25	24
Series 2021-4A, Class D, 1.99%, 9/15/2027 (e)	25	23
Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	13	12
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (e)	10	9
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (e)	10	10
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (e)	6	6
Series 2020-4, Class C, 1.28%, 2/16/2027 (e)	10	10
GLS Auto Receivables Issuer Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (e)	2	2
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	5	5
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (e)	3	3
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (e)	36	35
Series 2021-3, Class A, 1.15%, 5/15/2029 (e)	14	14
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (e)	10	9
Santander Drive Auto Receivables Trust Series 2019-3, Class D, 2.68%, 10/15/2025	1	1
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	3	2
Series 2019-2, Class B, 3.50%, 5/1/2028	7	6
Series 2016-2, Class A, 3.10%, 10/7/2028	4	3
Series 2018-1, Class A, 3.70%, 3/1/2030	8	7
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (e)	4	4
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (e) (h)	59	53
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (e)	7	6
Total Asset-Backed Securities (Cost $519)		483
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	37

JPMorgan SmartRetirement® Blend 2015 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 0.8%
BPR Trust Series 2021-KEN, Class A, 6.51%, 2/15/2029 (d) (e)	20	20
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 6.87%, 7/25/2041 (d) (e)	28	26
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	13	13
Series K-1510, Class A2, 3.72%, 1/25/2031	5	5
Series K-150, Class A2, 3.71%, 9/25/2032 (d)	15	14
FNMA ACES
Series 2022-M1S, Class A2, 2.15%, 4/25/2032 (d)	30	25
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	3	3
Series 2021-M3, Class X1, IO, 2.05%, 11/25/2033 (d)	85	7
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (d) (e)	10	9
Series 2016-K56, Class B, 4.08%, 6/25/2049 (d) (e)	5	5
Series 2016-K58, Class B, 3.87%, 9/25/2049 (d) (e)	25	23
Series 2017-K728, Class C, 3.77%, 11/25/2050 (d) (e)	10	9
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 6.06%, 12/15/2037 (d) (e)	8	7
Total Commercial Mortgage-Backed Securities (Cost $181)		166
Collateralized Mortgage Obligations — 0.7%
FHLMC, REMIC Series 4910, Class LZ, 3.00%, 9/25/2049	25	16
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	6	6
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	2	2
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	7	7
Series 2019-7, Class CA, 3.50%, 11/25/2057	27	25
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	12	12
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	14	13
Series 2019-2, Class M55D, 4.00%, 8/25/2058	10	9
Series 2019-3, Class M55D, 4.00%, 10/25/2058	9	9
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-3, Class M5TW, 3.00%, 5/25/2060	23	20
Series 2020-3, Class TTW, 3.00%, 5/25/2060	25	24
Total Collateralized Mortgage Obligations (Cost $158)		143
Municipal Bonds — 0.0% (i) ^
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Winter Storm URI Series 2023A-2, Rev., 5.17%, 4/1/2041 (Cost $5)	5	5
	SHARES (000)
Short-Term Investments — 6.8%
Investment Companies — 6.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (j) (Cost $1,434)	1,434	1,434
Total Investments — 99.3% (Cost $21,099)		20,822
Other Assets Less Liabilities — 0.7%		143
NET ASSETS — 100.0%		20,965

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor's Depositary Receipt
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Funds	June 30, 2023

STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of June 30, 2023.
(d)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2023.

(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2023.
(g)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
June 30, 2023 is $3 or 0.01% of the Fund’s net
assets as of June 30, 2023.

(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2023.

(i)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(j)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	3	09/20/2023	USD	337	(3)
Short Contracts
EURO STOXX 50 Index	(1)	09/15/2023	EUR	(49)	(1)
MSCI EAFE E-Mini Index	(1)	09/15/2023	USD	(108)	(1)
MSCI Emerging Markets E-Mini Index	(6)	09/15/2023	USD	(299)	4
					2
					(1)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Funds	39

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 37.4%
Fixed Income — 15.6%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,756	91,457
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	88	525
JPMorgan High Yield Fund Class R6 Shares (a)	7,107	43,990
Total Fixed Income		135,972
International Equity — 1.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	912	14,144
U.S. Equity — 20.2%
JPMorgan Equity Index Fund Class R6 Shares (a)	2,631	175,675
Total Investment Companies (Cost $280,128)		325,791
Exchange-Traded Funds — 34.6%
Alternative Assets — 0.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	90	7,562
Fixed Income — 15.3%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	2,143	98,985
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	28	1,236
JPMorgan Inflation Managed Bond ETF (a)	722	33,353
Total Fixed Income		133,574
International Equity — 13.1%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	290	14,153
JPMorgan BetaBuilders International Equity ETF (a)	1,823	100,046
Total International Equity		114,199
U.S. Equity — 5.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	313	24,804
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	373	21,159
Total U.S. Equity		45,963
Total Exchange-Traded Funds (Cost $288,509)		301,298
	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 6.2%
FHLMC Gold Pools, Other
Pool # WN1157, 1.80%, 11/1/2028	580	499
Pool # WA1626, 3.45%, 8/1/2032	692	637
Pool # WN3225, 3.80%, 10/1/2034	440	410
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	424	396
Pool # QB4026, 2.50%, 10/1/2050	1,487	1,280
Pool # QB4484, 2.50%, 10/1/2050	527	454
Pool # QB4542, 2.50%, 10/1/2050	537	464
Pool # RA4224, 3.00%, 11/1/2050	219	194
Pool # QB8503, 2.50%, 2/1/2051	621	529
Pool # QC4789, 3.00%, 7/1/2051	420	372
Pool # QE1637, 4.00%, 5/1/2052	193	183
Pool # QE1832, 4.50%, 5/1/2052	215	209
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	884	893
Pool # FM3118, 3.00%, 5/1/2050	356	318
Pool # BQ2894, 3.00%, 9/1/2050	792	706
Pool # BQ3996, 2.50%, 10/1/2050	587	503
Pool # BQ5243, 3.50%, 10/1/2050	295	272
Pool # CA7398, 3.50%, 10/1/2050	838	772
Pool # CA8637, 4.00%, 1/1/2051	1,429	1,362
Pool # BU3079, 3.00%, 1/1/2052	307	271
Pool # BV0273, 3.00%, 1/1/2052	367	325
Pool # BV4831, 3.00%, 2/1/2052	287	253
Pool # BV0295, 3.50%, 2/1/2052	767	713
Pool # BV6743, 4.50%, 5/1/2052	265	257
Pool # BV9515, 6.00%, 6/1/2052	257	262
Pool # BY4714, 5.00%, 6/1/2053	525	514
FNMA, Other
Pool # BS7317, 5.35%, 11/1/2027	997	1,014
Pool # BS7576, 4.86%, 12/1/2027	361	362
Pool # BS3939, 1.58%, 11/1/2028	775	667
Pool # BS6144, 3.97%, 1/1/2029	920	890
Pool # AM5319, 4.34%, 1/1/2029	372	367
Pool # BS4290, 1.95%, 10/1/2029	600	508
Pool # BS0448, 1.27%, 12/1/2029	854	704
Pool # BL9748, 1.60%, 12/1/2029	341	287
Pool # AN7593, 2.99%, 12/1/2029	253	231
Pool # BS7385, 4.83%, 12/1/2029	1,000	1,007
Pool # AN8285, 3.11%, 3/1/2030	260	238
Pool # AM8544, 3.08%, 4/1/2030	113	104
Pool # BL9251, 1.45%, 10/1/2030	673	547
Pool # AM4789, 4.18%, 11/1/2030	155	149
Pool # BL9891, 1.37%, 12/1/2030	480	388
Pool # BL9652, 1.56%, 12/1/2030	967	796
Pool # BS7290, 5.64%, 2/1/2031	997	1,029
Pool # BS6802, 4.93%, 6/1/2031	900	910
Pool # BS5580, 3.68%, 1/1/2032	660	618
SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS4654, 2.39%, 3/1/2032	586	497
Pool # AN6149, 3.14%, 7/1/2032	1,155	1,046
Pool # BS5530, 3.30%, 7/1/2032	986	896
Pool # BS6822, 3.81%, 10/1/2032	580	549
Pool # BS8528, 4.31%, 10/1/2032	925	908
Pool # BS6954, 4.93%, 10/1/2032	462	473
Pool # BS6819, 4.12%, 11/1/2032	655	636
Pool # BS7090, 4.45%, 12/1/2032	1,020	1,015
Pool # AN7923, 3.33%, 1/1/2033	505	458
Pool # BS5357, 3.41%, 3/1/2033	500	456
Pool # AN9067, 3.51%, 5/1/2033	275	254
Pool # BS5511, 3.45%, 8/1/2033	665	609
Pool # BS5127, 3.15%, 9/1/2033	400	356
Pool # BL1012, 4.03%, 12/1/2033	265	255
Pool # BL0900, 4.08%, 2/1/2034	155	150
Pool # AN4430, 3.61%, 1/1/2037	510	478
Pool # BF0230, 5.50%, 1/1/2058	1,086	1,115
Pool # BF0497, 3.00%, 7/1/2060	520	443
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	781	721
Pool # BR3929, 3.50%, 10/20/2050	415	383
Pool # BW1726, 3.50%, 10/20/2050	499	461
Pool # BS8546, 2.50%, 12/20/2050	1,272	1,079
Pool # BR3928, 3.00%, 12/20/2050	654	594
Pool # BU7538, 3.00%, 12/20/2050	435	396
Pool # 785294, 3.50%, 1/20/2051	1,242	1,121
Pool # CA8452, 3.00%, 2/20/2051	1,799	1,632
Pool # CB1543, 3.00%, 2/20/2051	1,217	1,087
Pool # CA3588, 3.50%, 2/20/2051	1,218	1,124
Pool # CB1536, 3.50%, 2/20/2051	1,295	1,203
Pool # CB1542, 3.00%, 3/20/2051	774	692
Pool # CC0070, 3.00%, 3/20/2051	184	168
Pool # CC8726, 3.00%, 3/20/2051	262	235
Pool # CC8738, 3.00%, 3/20/2051	315	283
Pool # CC8723, 3.50%, 3/20/2051	1,548	1,428
Pool # CC0088, 4.00%, 3/20/2051	60	57
Pool # CC0092, 4.00%, 3/20/2051	146	140
Pool # CC8727, 3.00%, 4/20/2051	405	362
Pool # CC8739, 3.00%, 4/20/2051	1,094	981
Pool # CC8740, 3.00%, 4/20/2051	929	833
Pool # CC8751, 3.00%, 4/20/2051	204	183
Pool # CA3563, 3.50%, 7/20/2051	779	728
Pool # CE2586, 3.50%, 7/20/2051	1,057	975
Pool # CK1527, 3.50%, 12/20/2051	694	644
Pool # CJ8184, 3.50%, 1/20/2052	744	686
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CK2716, 3.50%, 2/20/2052	546	498
Pool # CN3557, 4.50%, 5/20/2052	305	298
GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (b)	604	526
Total Mortgage-Backed Securities (Cost $61,306)		53,976
Corporate Bonds — 5.8%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.75%, 2/1/2026	49	46
2.20%, 2/4/2026	45	41
2.70%, 2/1/2027	903	825
3.45%, 11/1/2028	155	141
Northrop Grumman Corp.
5.15%, 5/1/2040	191	188
3.85%, 4/15/2045	209	170
Raytheon Technologies Corp.
2.25%, 7/1/2030	322	272
5.15%, 2/27/2033	87	88
		1,771
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	300	312
Hyundai Capital America 1.30%, 1/8/2026 (c)	80	71
		383
Banks — 1.1%
Banco Santander SA (Spain) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (d)	200	174
Bank of America Corp.
(SOFR + 1.29%), 5.08%, 1/20/2027 (d)	134	132
(SOFR + 1.58%), 4.38%, 4/27/2028 (d)	190	182
(SOFR + 1.63%), 5.20%, 4/25/2029 (d)	290	287
(SOFR + 1.91%), 5.29%, 4/25/2034 (d)	240	238
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (c) (d)	200	198
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (c) (d)	200	173
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	155	150
Barclays plc (United Kingdom) 4.34%, 1/10/2028	235	221
BPCE SA (France)
(SOFR + 1.52%), 1.65%, 10/6/2026 (c) (d)	795	713
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	41

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.73%), 3.12%, 10/19/2032 (c) (d)	250	193
Citigroup, Inc. (3-MONTH CME TERM SOFR + 1.17%), 3.88%, 1/24/2039 (d)	328	274
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (c) (e)	250	174
Credit Agricole SA (France) (SOFR + 0.89%), 1.25%, 1/26/2027 (c) (d)	250	221
Federation des Caisses Desjardins du Quebec (Canada) 5.70%, 3/14/2028 (c)	200	200
HSBC Holdings plc (United Kingdom)
(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	1,495	1,281
(SOFR + 3.35%), 7.39%, 11/3/2028 (d)	200	211
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (c)	300	288
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (d)	200	177
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (d)	255	256
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (d)	315	290
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (d)	149	143
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (d)	300	267
(SOFR + 2.75%), 6.83%, 11/21/2026 (d)	256	257
(SOFR + 0.99%), 1.67%, 6/14/2027 (d)	200	172
(SOFR + 2.60%), 6.53%, 1/10/2029 (d)	300	302
Societe Generale SA (France)
4.25%, 4/14/2025 (c)	700	667
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (c) (d)	260	229
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (c) (d)	415	325
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.52%, 1/13/2028	235	236
5.71%, 1/13/2030	235	238
Truist Financial Corp. (SOFR + 2.05%), 6.05%, 6/8/2027 (d)	140	140
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (c) (d)	200	176
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Wells Fargo & Co.
(SOFR + 2.53%), 3.07%, 4/30/2041 (d)	53	39
(SOFR + 2.13%), 4.61%, 4/25/2053 (d)	200	175
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040 (e)	50	34
3.13%, 11/18/2041 (e)	165	112
		9,545
Beverages — 0.0% ^
Constellation Brands, Inc. 4.50%, 5/9/2047	215	186
Biotechnology — 0.1%
AbbVie, Inc.
4.05%, 11/21/2039	400	348
4.25%, 11/21/2049	180	156
Amgen, Inc.
5.25%, 3/2/2033	145	145
3.15%, 2/21/2040	394	301
Gilead Sciences, Inc. 2.60%, 10/1/2040	227	165
		1,115
Broadline Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	225	196
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	245	193
Capital Markets — 0.4%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	301	199
Credit Suisse AG (Switzerland)
7.95%, 1/9/2025	250	255
1.25%, 8/7/2026	250	215
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (d)	735	654
Goldman Sachs Group, Inc. (The) (SOFR + 1.11%), 2.64%, 2/24/2028 (d)	187	170
Macquarie Group Ltd. (Australia)
(SOFR + 1.07%), 1.34%, 1/12/2027 (c) (d)	370	329
(SOFR + 1.53%), 2.87%, 1/14/2033 (c) (d)	200	160
Morgan Stanley
(SOFR + 1.73%), 5.12%, 2/1/2029 (d)	310	306
(SOFR + 1.59%), 5.16%, 4/20/2029 (d)	185	183
Nasdaq, Inc. 5.55%, 2/15/2034	45	45
S&P Global, Inc.
2.70%, 3/1/2029	202	182
SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
4.25%, 5/1/2029	233	226
UBS Group AG (Switzerland) 4.28%, 1/9/2028 (c)	995	920
		3,844
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	170	168
International Flavors & Fragrances, Inc. 2.30%, 11/1/2030 (c)	2	2
LYB International Finance III LLC 1.25%, 10/1/2025	111	100
		270
Consumer Finance — 0.3%
AerCap Ireland Capital DAC (Ireland)
6.50%, 7/15/2025	205	206
2.45%, 10/29/2026	810	723
3.00%, 10/29/2028	150	130
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (c)	171	159
5.50%, 1/15/2026 (c)	530	514
2.13%, 2/21/2026 (c)	115	102
4.25%, 4/15/2026 (c)	20	19
2.53%, 11/18/2027 (c)	916	772
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (d)	175	135
General Motors Financial Co., Inc. 3.80%, 4/7/2025	170	164
		2,924
Consumer Staples Distribution & Retail — 0.1%
7-Eleven, Inc.
1.80%, 2/10/2031 (c)	100	79
2.50%, 2/10/2041 (c)	99	66
Alimentation Couche-Tard, Inc. (Canada) 3.63%, 5/13/2051 (c)	225	154
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (c)	91	79
		378
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (c)	198	176
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	70	59
Diversified REITs — 0.0% ^
Safehold GL Holdings LLC 2.85%, 1/15/2032	299	229
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified REITs — continued
WP Carey, Inc.
2.40%, 2/1/2031	148	119
2.25%, 4/1/2033	10	8
		356
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
3.50%, 6/1/2041	518	398
3.55%, 9/15/2055	305	213
Sprint Capital Corp. 6.88%, 11/15/2028	55	58
Verizon Communications, Inc. 2.65%, 11/20/2040	185	129
		798
Electric Utilities — 0.5%
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	97	69
Edison International 5.75%, 6/15/2027	195	195
Emera US Finance LP (Canada) 4.75%, 6/15/2046	197	160
Entergy Arkansas LLC 2.65%, 6/15/2051	72	45
Entergy Louisiana LLC
4.00%, 3/15/2033	150	136
2.90%, 3/15/2051	60	40
Evergy, Inc. 2.90%, 9/15/2029	394	344
Fells Point Funding Trust 3.05%, 1/31/2027 (c)	365	336
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (c)	179	149
Fortis, Inc. (Canada) 3.06%, 10/4/2026	251	231
ITC Holdings Corp. 2.95%, 5/14/2030 (c)	126	108
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (c)	182	176
Massachusetts Electric Co. 4.00%, 8/15/2046 (c)	98	74
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (c)	253	162
NRG Energy, Inc.
2.00%, 12/2/2025 (c)	90	81
2.45%, 12/2/2027 (c)	305	257
Pacific Gas and Electric Co.
3.45%, 7/1/2025	120	113
2.95%, 3/1/2026	264	242
6.40%, 6/15/2033	75	75
3.75%, 8/15/2042 (f)	71	49
4.30%, 3/15/2045	65	46
PacifiCorp
4.15%, 2/15/2050	113	88
5.50%, 5/15/2054	3	3
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	43

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	145	151
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	85	81
Series A-5, 5.10%, 6/1/2052	80	81
SCE Recovery Funding LLC Series A-1, 4.70%, 6/15/2040	100	97
Sigeco Securitization I LLC Series A1, 5.03%, 11/15/2036	93	93
Southern California Edison Co.
Series C, 4.13%, 3/1/2048	121	98
5.88%, 12/1/2053	53	54
Union Electric Co. 3.90%, 4/1/2052	124	101
		3,935
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	181	145
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	226	214
Walt Disney Co. (The) 3.50%, 5/13/2040	327	270
		629
Financial Services — 0.1%
Corebridge Financial, Inc. 3.85%, 4/5/2029	75	68
Global Payments, Inc.
3.20%, 8/15/2029	297	258
5.30%, 8/15/2029	42	41
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	205	149
		516
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	138	116
Kellogg Co. 5.25%, 3/1/2033	112	113
Kraft Heinz Foods Co.
4.63%, 10/1/2039	155	140
4.38%, 6/1/2046	86	73
Smithfield Foods, Inc. 3.00%, 10/15/2030 (c)	403	316
		758
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	175	118
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	176	141
		259
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ground Transportation — 0.1%
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	143	130
CSX Corp. 3.80%, 11/1/2046	191	154
Norfolk Southern Corp. 3.05%, 5/15/2050	187	129
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (c)	400	350
Union Pacific Corp. 3.55%, 8/15/2039	270	226
		989
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	63	58
DH Europe Finance II SARL 3.25%, 11/15/2039	103	84
		142
Health Care Providers & Services — 0.3%
Banner Health 1.90%, 1/1/2031	246	199
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	150	105
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	185	121
CommonSpirit Health
1.55%, 10/1/2025	65	59
2.78%, 10/1/2030	150	126
3.91%, 10/1/2050	65	50
HCA, Inc.
5.25%, 6/15/2026	858	849
5.50%, 6/15/2047	90	85
3.50%, 7/15/2051	83	57
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	130	98
MultiCare Health System 2.80%, 8/15/2050	113	69
MyMichigan Health Series 2020, 3.41%, 6/1/2050	40	29
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	135	91
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	165	106
UnitedHealth Group, Inc. 5.88%, 2/15/2053	65	72
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	300	200
		2,316
Health Care REITs — 0.1%
Healthcare Realty Holdings LP 2.00%, 3/15/2031	379	291
Physicians Realty LP 2.63%, 11/1/2031	100	78
Sabra Health Care LP 3.20%, 12/1/2031	160	119
		488
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	205	150
SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Independent Power and Renewable Electricity Producers — 0.0% ^
Constellation Energy Generation LLC 5.80%, 3/1/2033	118	121
Southern Power Co. 5.15%, 9/15/2041	205	191
		312
Insurance — 0.2%
Athene Global Funding
2.50%, 1/14/2025 (c)	111	104
1.45%, 1/8/2026 (c)	400	351
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	120	99
Brown & Brown, Inc. 2.38%, 3/15/2031	386	311
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (c)	285	183
New York Life Insurance Co. 3.75%, 5/15/2050 (c)	408	312
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (c)	150	128
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (c)	393	272
		1,760
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	130	134
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	100	77
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	136	109
3.70%, 4/1/2051	403	255
Comcast Corp.
3.25%, 11/1/2039	332	263
2.80%, 1/15/2051	172	114
5.35%, 5/15/2053	175	178
Discovery Communications LLC 3.63%, 5/15/2030	203	178
		1,097
Metals & Mining — 0.1%
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (c)	315	258
Steel Dynamics, Inc. 1.65%, 10/15/2027	244	207
		465
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	184	119
Consumers Energy Co. 3.25%, 8/15/2046	97	71
		190
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Office REITs — 0.0% ^
Corporate Office Properties LP 2.75%, 4/15/2031	225	171
Oil, Gas & Consumable Fuels — 0.4%
Boardwalk Pipelines LP 4.45%, 7/15/2027	165	157
BP Capital Markets America, Inc. 2.77%, 11/10/2050	187	124
Coterra Energy, Inc. 3.90%, 5/15/2027	125	118
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	110	112
Energy Transfer LP
3.90%, 7/15/2026	92	87
4.40%, 3/15/2027	345	330
5.00%, 5/15/2044 (f)	420	353
Enterprise Products Operating LLC 4.45%, 2/15/2043	200	176
Exxon Mobil Corp. 3.00%, 8/16/2039	593	470
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (c)	140	111
4.32%, 12/30/2039 (c)	100	72
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (c)	190	152
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (c)	455	418
3.45%, 10/15/2027 (c)	259	232
HF Sinclair Corp. 5.88%, 4/1/2026	97	97
MPLX LP 4.50%, 4/15/2038	205	176
NGPL PipeCo LLC 3.25%, 7/15/2031 (c)	155	128
Phillips 66 Co. 3.55%, 10/1/2026	194	182
Targa Resources Corp. 4.20%, 2/1/2033	60	53
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	394	300
		3,848
Personal Care Products — 0.0% ^
Haleon US Capital LLC 4.00%, 3/24/2052	250	208
Pharmaceuticals — 0.2%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	45	52
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	225	205
Pfizer Investment Enterprises Pte. Ltd. 5.30%, 5/19/2053	195	203
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	700	530
Viatris, Inc. 4.00%, 6/22/2050	155	102
Zoetis, Inc. 5.60%, 11/16/2032	170	178
		1,270
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	45

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Professional Services — 0.0% ^
Verisk Analytics, Inc. 5.75%, 4/1/2033	95	100
Residential REITs — 0.0% ^
UDR, Inc.
2.10%, 8/1/2032	380	288
1.90%, 3/15/2033	50	37
		325
Retail REITs — 0.1%
Brixmor Operating Partnership LP
2.25%, 4/1/2028	140	118
2.50%, 8/16/2031	80	62
Realty Income Corp. 1.80%, 3/15/2033	220	160
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (c)	510	483
		823
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 2.80%, 10/1/2041	171	127
Broadcom, Inc.
1.95%, 2/15/2028 (c)	418	361
3.19%, 11/15/2036 (c)	59	45
Intel Corp.
5.63%, 2/10/2043	45	46
5.70%, 2/10/2053	75	76
KLA Corp. 3.30%, 3/1/2050	242	181
NXP BV (China) 3.25%, 5/11/2041	265	193
Texas Instruments, Inc. 5.05%, 5/18/2063	104	104
TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (c)	280	220
Xilinx, Inc. 2.38%, 6/1/2030	471	407
		1,760
Software — 0.1%
Oracle Corp.
3.80%, 11/15/2037	279	228
5.55%, 2/6/2053	90	87
VMware, Inc.
1.40%, 8/15/2026	308	272
4.70%, 5/15/2030	320	306
		893
Specialized REITs — 0.2%
American Tower Corp.
1.50%, 1/31/2028	155	130
1.88%, 10/15/2030	928	732
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialized REITs — continued
Equinix, Inc. 2.90%, 11/18/2026	284	261
Life Storage LP 2.40%, 10/15/2031	220	174
		1,297
Specialty Retail — 0.1%
Home Depot, Inc. (The) 4.95%, 9/15/2052	93	92
Lowe's Cos., Inc. 3.70%, 4/15/2046	402	306
		398
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC 6.20%, 7/15/2030	762	792
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	285	222
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	386	331
4.39%, 8/15/2037	205	164
3.73%, 9/25/2040	315	224
		941
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	345	327
2.88%, 1/15/2026	180	166
1.88%, 8/15/2026	495	440
		933
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	200	173
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (c)	100	80
Sprint LLC 7.63%, 3/1/2026	38	40
T-Mobile USA, Inc. 5.05%, 7/15/2033	140	138
		431
Total Corporate Bonds (Cost $60,621)		50,601
U.S. Treasury Obligations — 5.3%
U.S. Treasury Bonds
1.13%, 5/15/2040	5,692	3,690
1.13%, 8/15/2040	6,836	4,395
2.25%, 5/15/2041	259	199
1.75%, 8/15/2041	1,440	1,012
2.00%, 11/15/2041	195	143
3.38%, 8/15/2042	1,415	1,284
3.88%, 5/15/2043	185	180
1.25%, 5/15/2050	839	472
SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued
1.38%, 8/15/2050	8,916	5,181
1.63%, 11/15/2050	1,102	684
2.25%, 2/15/2052	465	336
3.00%, 8/15/2052	3,519	2,992
U.S. Treasury Notes
0.88%, 1/31/2024 (g)	2,641	2,573
4.00%, 12/15/2025	270	266
1.88%, 2/28/2027	374	343
3.13%, 8/31/2027	4,545	4,347
0.75%, 1/31/2028	2,200	1,887
3.50%, 1/31/2028	1,365	1,325
2.75%, 2/15/2028	470	442
3.63%, 3/31/2028	2,025	1,978
1.13%, 8/31/2028	1,304	1,124
1.88%, 2/28/2029	1,500	1,334
3.25%, 6/30/2029	1,260	1,205
3.13%, 8/31/2029	2,182	2,072
3.88%, 9/30/2029	700	693
3.63%, 3/31/2030	1,675	1,638
1.63%, 5/15/2031	1,420	1,207
1.38%, 11/15/2031	80	66
2.75%, 8/15/2032	1,299	1,191
3.50%, 2/15/2033	1,090	1,062
U.S. Treasury STRIPS Bonds 1.16%, 5/15/2027 (h)	350	297
Total U.S. Treasury Obligations (Cost $51,063)		45,618
Asset-Backed Securities — 4.1%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (c)	16	16
Series 2021-A, Class B, 1.79%, 4/15/2027 (c)	675	665
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (c)	231	207
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.04%, 12/18/2037 (b) (c)	196	193
Series 2021-FL4, Class AS, 6.31%, 12/18/2037 (b) (c)	455	443
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (c)	635	555
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	504	451
Series 2016-3, Class AA, 3.00%, 10/15/2028	357	316
Series 2021-1, Class B, 3.95%, 7/11/2030	659	574
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (c)	315	296
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (c)	165	149
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (c)	645	576
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (c)	290	259
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (c)	255	217
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (c)	250	211
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (c)	44	43
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (c)	324	306
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (c)	424	388
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (c)	636	563
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (c)	347	331
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (c)	238	212
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	375	335
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (c)	819	695
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (c)	170	163
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (c)	421	414
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (c)	645	636
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (c)	51	50
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (c)	405	355
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	450	388
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (c)	91	83
Series 2021-1A, Class C, 2.70%, 11/21/2033 (c)	192	173
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (c)	284	277
Series 2022-2A, Class D, 5.46%, 3/15/2028 (c)	235	227
Series 2023-1A, Class C, 5.55%, 10/16/2028 (c)	430	422
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	47

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 (c)	251	222
Series 2021-A, Class C, 2.09%, 8/27/2035 (c)	118	103
Exeter Automobile Receivables Trust Series 2022-5A, Class C, 6.51%, 12/15/2027	305	305
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (c)	85	82
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (c)	780	668
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (c)	255	236
Flagship Credit Auto Trust Series 2021-1, Class B, 0.68%, 2/16/2027 (c)	266	263
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (c)	550	448
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (c)	834	727
Series 2021-3, Class D, 3.00%, 1/17/2041 (c)	434	366
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	254	255
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (c)	314	301
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (c)	323	320
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (c)	209	208
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (c)	96	94
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (c)	850	746
Marlette Funding Trust Series 2021-1A, Class B, 1.00%, 6/16/2031 (c)	26	26
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 (c)	651	575
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (c)	525	513
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (c)	387	360
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (c)	306	276
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (c)	846	762
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (c)	173	168
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (c)	230	195
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (c)	1,660	1,504
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (c)	64	62
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (c)	41	40
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (c)	495	473
Series 2021-3, Class A, 1.15%, 5/15/2029 (c)	183	182
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (c)	833	754
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (c) (f)	839	789
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (c) (f)	648	600
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (c)	438	395
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (c)	310	279
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (c)	550	512
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (c)	1,775	1,556
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (c)	770	712
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (c)	515	495
Series 2021-A, Class A, 2.30%, 12/22/2031 (c)	1,254	1,151
Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 (c)	162	148
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (c)	62	62
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	135	125
Series 2019-2, Class B, 3.50%, 5/1/2028	308	277
Series 2016-2, Class A, 3.10%, 10/7/2028	156	132
Series 2018-1, Class A, 3.70%, 3/1/2030	408	353
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (c)	79	76
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (c)	184	182
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (c) (f)	166	159
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (c) (f)	265	250
SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (c)	31	31
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (c) (f)	327	295
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (c) (f)	1,297	1,172
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (c) (f)	1,111	1,021
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (c) (f)	533	483
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (c) (f)	432	401
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (c) (f)	780	730
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (c) (f)	844	769
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (c)	226	212
Total Asset-Backed Securities (Cost $39,156)		35,790
Collateralized Mortgage Obligations — 1.1%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (c) (f)	613	576
Bayview Finance LLC, 4.00%, 7/12/2033 ‡	239	234
CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (b) (c)	418	405
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (c)	719	661
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	301	313
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	113	113
FNMA, REMIC Series 2018-72, Class VB, 3.50%, 10/25/2031	246	232
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	585	591
GNMA
Series 2015-H11, Class FC, 5.64%, 5/20/2065 (b)	387	382
Series 2021-H14, Class YD, 7.91%, 6/20/2071 (b)	769	709
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (c) (f)	338	315
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (b) (c)	140	138
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (c)	437	413
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-10, Class A1, 2.49%, 10/25/2026 (c) (f)	221	205
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	369	344
Series 2019-2, Class M55D, 4.00%, 8/25/2058	526	494
Series 2019-3, Class M55D, 4.00%, 10/25/2058	368	345
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	924	817
Series 2020-3, Class TTW, 3.00%, 5/25/2060	920	845
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (c)	1,441	1,177
Total Collateralized Mortgage Obligations (Cost $10,597)		9,309
Commercial Mortgage-Backed Securities — 0.7%
BPR Trust Series 2021-KEN, Class A, 6.51%, 2/15/2029 (b) (c)	335	329
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (c)	400	358
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 6.87%, 7/25/2041 (b) (c)	653	606
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.73%, 7/25/2024 (b)	38,594	161
Series K-1511, Class A1, 3.28%, 10/25/2030	614	580
Series K152, Class A2, 3.08%, 1/25/2031	155	141
Series K-1510, Class A2, 3.72%, 1/25/2031	235	221
Series K-150, Class A2, 3.71%, 9/25/2032 (b)	480	452
FNMA ACES
Series 2022-M1S, Class A2, 2.15%, 4/25/2032 (b)	965	798
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	100	94
Series 2021-M3, Class X1, IO, 2.05%, 11/25/2033 (b)	1,164	101
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (b) (c)	435	390
Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (c)	35	33
Series 2016-K56, Class B, 4.08%, 6/25/2049 (b) (c)	330	314
Series 2017-K728, Class C, 3.77%, 11/25/2050 (b) (c)	185	178
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 6.06%, 12/15/2037 (b) (c)	278	270
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	49

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (c)	725	581
Total Commercial Mortgage-Backed Securities (Cost $6,188)		5,607
Foreign Government Securities — 0.1%
Republic of Panama 3.16%, 1/23/2030	250	219
Republic of Peru 2.78%, 12/1/2060	125	76
United Mexican States 3.50%, 2/12/2034	369	308
Total Foreign Government Securities (Cost $759)		603
Municipal Bonds — 0.0% (i) ^
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Winter Storm URI Series 2023A-2, Rev., 5.17%, 4/1/2041 (Cost $110)	110	113
	SHARES (000)
Short-Term Investments — 5.4%
Investment Companies — 5.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (j) (Cost $47,319)	47,319	47,319
Total Investments — 100.7% (Cost $845,756)		876,025
Liabilities in Excess of Other Assets — (0.7)%		(5,734)
NET ASSETS — 100.0%		870,291

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2023.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2023.
(e)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
June 30, 2023 is $320 or 0.04% of the Fund’s net
assets as of June 30, 2023.

(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2023.

(g)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(h)	The rate shown is the effective yield as of June 30, 2023.
(i)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(j)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	136	09/20/2023	USD	15,272	(123)
Short Contracts
EURO STOXX 50 Index	(50)	09/15/2023	EUR	(2,422)	(47)
MSCI EAFE E-Mini Index	(65)	09/15/2023	USD	(7,003)	(50)
MSCI Emerging Markets E-Mini Index	(269)	09/15/2023	USD	(13,420)	156
S&P 500 E-Mini Index	(55)	09/15/2023	USD	(12,338)	(377)
					(318)
					(441)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	51

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 40.5%
Fixed Income — 14.9%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	25,288	181,315
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	816	4,848
JPMorgan High Yield Fund Class R6 Shares (a)	15,253	94,414
Total Fixed Income		280,577
International Equity — 2.0%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,516	39,020
U.S. Equity — 23.6%
JPMorgan Equity Index Fund Class R6 Shares (a)	6,669	445,301
Total Investment Companies (Cost $646,580)		764,898
Exchange-Traded Funds — 36.0%
Alternative Assets — 1.0%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	222	18,741
Fixed Income — 13.5%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	4,467	206,261
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	87	3,882
JPMorgan Inflation Managed Bond ETF (a)	972	44,885
Total Fixed Income		255,028
International Equity — 15.3%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	802	39,071
JPMorgan BetaBuilders International Equity ETF (a)	4,534	248,867
Total International Equity		287,938
U.S. Equity — 6.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	796	63,130
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	954	54,177
Total U.S. Equity		117,307
Total Exchange-Traded Funds (Cost $647,902)		679,014
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 5.9%
U.S. Treasury Bonds
1.13%, 5/15/2040	12,092	7,839
1.13%, 8/15/2040	10,449	6,718
1.88%, 2/15/2041	1,354	983
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.25%, 5/15/2041	259	199
1.75%, 8/15/2041	2,225	1,563
3.38%, 8/15/2042	5,050	4,584
3.88%, 2/15/2043	1,110	1,082
3.88%, 5/15/2043	325	317
2.25%, 8/15/2046	645	471
1.25%, 5/15/2050	853	480
1.38%, 8/15/2050	17,855	10,375
1.63%, 11/15/2050	1,836	1,140
2.25%, 2/15/2052	1,090	788
3.00%, 8/15/2052	2,895	2,461
3.63%, 2/15/2053	1,110	1,065
U.S. Treasury Notes
0.88%, 1/31/2024 (b)	5,169	5,035
4.13%, 1/31/2025	975	960
4.00%, 12/15/2025	940	925
4.00%, 2/15/2026	650	640
4.63%, 3/15/2026	2,285	2,288
1.88%, 2/28/2027	2,994	2,744
2.75%, 7/31/2027	100	94
3.13%, 8/31/2027	3,820	3,653
4.13%, 9/30/2027	4,160	4,137
0.63%, 12/31/2027	2,720	2,324
2.75%, 2/15/2028	5,720	5,376
3.63%, 3/31/2028	9,505	9,284
1.25%, 4/30/2028	2,990	2,612
1.00%, 7/31/2028	1,570	1,347
2.88%, 4/30/2029	4,495	4,215
3.25%, 6/30/2029	575	550
3.13%, 8/31/2029	5,401	5,130
3.88%, 9/30/2029	1,470	1,456
3.50%, 1/31/2030	3,830	3,716
3.63%, 3/31/2030	1,050	1,027
2.88%, 5/15/2032	730	677
2.75%, 8/15/2032	3,956	3,627
3.50%, 2/15/2033	4,160	4,052
U.S. Treasury STRIPS Bonds
1.05%, 8/15/2026 (c)	2,735	2,385
1.16%, 5/15/2027 (c)	2,780	2,358
Total U.S. Treasury Obligations (Cost $123,491)		110,677
SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 5.3%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.50%, 3/1/2025	276	260
2.75%, 2/1/2026	66	62
2.20%, 2/4/2026	85	78
2.70%, 2/1/2027	1,722	1,574
3.45%, 11/1/2028	200	181
Northrop Grumman Corp.
5.15%, 5/1/2040	242	238
3.85%, 4/15/2045	220	179
Raytheon Technologies Corp.
2.25%, 7/1/2030	422	356
5.15%, 2/27/2033	155	157
2.82%, 9/1/2051	385	259
		3,344
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	400	416
Hyundai Capital America
2.65%, 2/10/2025 (d)	700	663
1.30%, 1/8/2026 (d)	100	89
2.38%, 10/15/2027 (d)	835	731
		1,899
Banks — 1.3%
Banco Santander SA (Spain)
1.85%, 3/25/2026	400	358
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (e)	200	174
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	592	533
(SOFR + 1.29%), 5.08%, 1/20/2027 (e)	237	233
(3-MONTH CME TERM SOFR + 1.77%), 3.71%, 4/24/2028 (e)	1,407	1,319
(SOFR + 1.58%), 4.38%, 4/27/2028 (e)	305	293
(SOFR + 1.63%), 5.20%, 4/25/2029 (e)	430	425
(SOFR + 1.33%), 2.97%, 2/4/2033 (e)	675	563
(SOFR + 1.91%), 5.29%, 4/25/2034 (e)	390	386
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (d) (e)	226	224
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (d) (e)	215	186
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	273	263
Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (d)	365	322
Barclays plc (United Kingdom)
4.34%, 1/10/2028	300	283
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (e)	200	157
(SOFR + 2.98%), 6.22%, 5/9/2034 (e)	280	279
BNP Paribas SA (France) (SOFR + 1.22%), 2.16%, 9/15/2029 (d) (e)	364	303
BPCE SA (France)
(SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	1,017	912
(SOFR + 1.73%), 3.12%, 10/19/2032 (d) (e)	290	224
Citigroup, Inc.
(3-MONTH CME TERM SOFR + 1.41%), 3.52%, 10/27/2028 (e)	502	466
(SOFR + 1.35%), 3.06%, 1/25/2033 (e)	940	785
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (d) (f)	290	202
Credit Agricole SA (France)
4.38%, 3/17/2025 (d)	500	482
(SOFR + 0.89%), 1.25%, 1/26/2027 (d) (e)	657	582
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (d) (e)	200	199
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (d) (e)	335	289
Federation des Caisses Desjardins du Quebec (Canada) 5.70%, 3/14/2028 (d)	200	200
HSBC Holdings plc (United Kingdom)
(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	1,885	1,615
(SOFR + 3.35%), 7.39%, 11/3/2028 (e)	245	259
(SOFR + 1.29%), 2.21%, 8/17/2029 (e)	205	171
Huntington National Bank (The) 5.65%, 1/10/2030	337	322
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (d)	435	417
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (e)	220	195
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	53

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (e)	330	291
3.74%, 3/7/2029	934	853
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (e)	230	202
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (e)	520	521
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (e)	200	205
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (e)	200	190
(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (e)	210	193
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.02%, 3/2/2034 (e)	200	201
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (d)	200	197
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (e)	264	253
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (e)	500	445
(SOFR + 2.75%), 6.83%, 11/21/2026 (e)	635	636
(SOFR + 0.99%), 1.67%, 6/14/2027 (e)	230	198
(SOFR + 2.60%), 6.53%, 1/10/2029 (e)	360	362
Societe Generale SA (France)
4.25%, 4/14/2025 (d)	850	810
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (d) (e)	320	282
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (d) (e)	270	236
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (d) (e)	625	490
Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (d) (e)	200	177
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.52%, 1/13/2028	420	422
5.71%, 1/13/2030	420	425
Toronto-Dominion Bank (The) (Canada) 5.16%, 1/10/2028	190	189
Truist Financial Corp.
(SOFR + 2.05%), 6.05%, 6/8/2027 (e)	155	155
(SOFR + 1.85%), 5.12%, 1/26/2034 (e)	140	133
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (d) (e)	200	176
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (d) (e)	200	182
Wells Fargo & Co.
4.30%, 7/22/2027	1,701	1,632
(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	156	115
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	320	281
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040 (f)	70	47
3.13%, 11/18/2041 (f)	224	152
		24,272
Beverages — 0.0% ^
Constellation Brands, Inc. 4.50%, 5/9/2047	275	238
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	300	280
3.20%, 11/21/2029	720	651
4.05%, 11/21/2039	500	435
4.25%, 11/21/2049	240	207
Amgen, Inc.
5.25%, 3/2/2033	255	255
3.00%, 1/15/2052	520	347
Gilead Sciences, Inc. 2.60%, 10/1/2040	288	209
		2,384
Broadline Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	530	462
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	262	207
Capital Markets — 0.5%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	278	184
SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Capital Markets — continued
Credit Suisse AG (Switzerland)
7.95%, 1/9/2025	293	299
1.25%, 8/7/2026	370	319
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (e)	905	805
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	1,486	1,432
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (e)	1,295	1,154
(SOFR + 1.11%), 2.64%, 2/24/2028 (e)	528	479
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (d)	711	710
(SOFR + 1.07%), 1.34%, 1/12/2027 (d) (e)	470	418
(SOFR + 1.53%), 2.87%, 1/14/2033 (d) (e)	250	200
Morgan Stanley
(SOFR + 1.73%), 5.12%, 2/1/2029 (e)	395	390
(SOFR + 1.59%), 5.16%, 4/20/2029 (e)	355	351
(SOFR + 1.20%), 2.51%, 10/20/2032 (e)	710	573
(SOFR + 1.49%), 3.22%, 4/22/2042 (e)	245	186
Nasdaq, Inc. 5.55%, 2/15/2034	90	90
S&P Global, Inc.
2.70%, 3/1/2029	322	290
4.25%, 5/1/2029	303	294
UBS Group AG (Switzerland)
(SOFRINDX + 0.98%), 1.31%, 2/2/2027 (d) (e)	250	218
4.28%, 1/9/2028 (d)	1,120	1,035
		9,427
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	218	216
EIDP, Inc. 4.50%, 5/15/2026	236	232
International Flavors & Fragrances, Inc. 2.30%, 11/1/2030 (d)	185	146
LYB International Finance III LLC 1.25%, 10/1/2025	142	128
Nutrien Ltd. (Canada) 5.00%, 4/1/2049	121	109
		831
Consumer Finance — 0.3%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	500	490
6.50%, 7/15/2025	275	276
2.45%, 10/29/2026	1,005	898
3.00%, 10/29/2028	150	130
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (d)	110	102
5.50%, 1/15/2026 (d)	1,075	1,042
2.13%, 2/21/2026 (d)	150	133
4.25%, 4/15/2026 (d)	25	23
2.53%, 11/18/2027 (d)	1,132	954
Capital One Financial Corp.
3.80%, 1/31/2028	200	184
(SOFR + 1.27%), 2.62%, 11/2/2032 (e)	235	181
General Motors Financial Co., Inc. 3.80%, 4/7/2025	310	299
Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (d)	31	31
		4,743
Consumer Staples Distribution & Retail — 0.0% ^
7-Eleven, Inc.
1.80%, 2/10/2031 (d)	190	150
2.50%, 2/10/2041 (d)	125	84
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (d)	300	216
3.63%, 5/13/2051 (d)	335	230
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (d)	120	103
		783
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	259	231
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	110	93
Diversified REITs — 0.0% ^
Safehold GL Holdings LLC 2.85%, 1/15/2032	406	311
WP Carey, Inc. 2.40%, 2/1/2031	183	147
		458
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
3.50%, 6/1/2041	664	510
3.55%, 9/15/2055	398	279
Sprint Capital Corp. 6.88%, 11/15/2028	105	111
Verizon Communications, Inc. 2.65%, 11/20/2040	236	164
		1,064
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	55

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — 0.4%
Baltimore Gas and Electric Co. 5.40%, 6/1/2053	280	284
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	123	88
Duke Energy Progress LLC 2.90%, 8/15/2051	170	113
Edison International 5.75%, 6/15/2027	265	265
Emera US Finance LP (Canada) 4.75%, 6/15/2046	253	205
Entergy Arkansas LLC 2.65%, 6/15/2051	88	55
Entergy Louisiana LLC
4.00%, 3/15/2033	202	183
2.90%, 3/15/2051	80	53
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (d)	282	278
Evergy, Inc. 2.90%, 9/15/2029	512	447
Fells Point Funding Trust 3.05%, 1/31/2027 (d)	560	515
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	235	196
Fortis, Inc. (Canada) 3.06%, 10/4/2026	334	308
ITC Holdings Corp. 2.95%, 5/14/2030 (d)	156	134
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	236	228
Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	118	89
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	328	211
NRG Energy, Inc.
2.00%, 12/2/2025 (d)	115	103
2.45%, 12/2/2027 (d)	410	346
Pacific Gas and Electric Co.
3.45%, 7/1/2025	140	132
2.95%, 3/1/2026	831	761
6.40%, 6/15/2033	150	149
3.75%, 8/15/2042 (g)	86	59
4.30%, 3/15/2045	90	64
PacifiCorp
4.15%, 2/15/2050	144	111
5.50%, 5/15/2054	8	8
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	200	209
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	135	128
Series A-4, 5.21%, 12/1/2047	80	80
Series A-5, 5.10%, 6/1/2052	150	152
Public Service Co. of Oklahoma 5.25%, 1/15/2033	240	239
SCE Recovery Funding LLC
Series A-1, 4.70%, 6/15/2040	190	185
Series A-2, 5.11%, 12/15/2047	80	79
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Sigeco Securitization I LLC Series A1, 5.03%, 11/15/2036	181	181
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	232	207
5.85%, 11/1/2027	289	296
Series C, 4.13%, 3/1/2048	152	123
5.88%, 12/1/2053	134	137
Union Electric Co. 3.90%, 4/1/2052	198	161
Vistra Operations Co. LLC 4.88%, 5/13/2024 (d)	428	420
		7,982
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	244	195
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	366	346
Walt Disney Co. (The)
2.65%, 1/13/2031	440	383
3.50%, 5/13/2040	424	351
		1,275
Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.85%, 4/5/2029	120	108
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (d)	145	140
Global Payments, Inc.
3.20%, 8/15/2029	395	343
5.30%, 8/15/2029	71	69
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	251	183
		843
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	159	134
Kellogg Co. 5.25%, 3/1/2033	199	200
Kraft Heinz Foods Co.
4.63%, 10/1/2039	250	226
4.38%, 6/1/2046	137	116
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	508	398
		1,074
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	245	165
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	238	191
Southern California Gas Co. 6.35%, 11/15/2052	150	166
		522
SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Ground Transportation — 0.1%
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	192	174
CSX Corp. 3.80%, 11/1/2046	241	194
Norfolk Southern Corp. 3.05%, 5/15/2050	237	164
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	800	701
Union Pacific Corp. 3.55%, 8/15/2039	345	289
		1,522
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	78	73
DH Europe Finance II SARL 3.25%, 11/15/2039	123	100
		173
Health Care Providers & Services — 0.2%
AHS Hospital Corp. 5.02%, 7/1/2045	140	135
Banner Health 1.90%, 1/1/2031	323	261
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	195	136
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	240	157
CommonSpirit Health
1.55%, 10/1/2025	85	77
2.78%, 10/1/2030	195	164
3.91%, 10/1/2050	80	62
Elevance Health, Inc. 2.25%, 5/15/2030	488	409
HCA, Inc.
5.25%, 6/15/2026	1,104	1,092
5.50%, 6/15/2047	140	132
3.50%, 7/15/2051	125	86
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	165	125
MultiCare Health System 2.80%, 8/15/2050	149	90
MyMichigan Health Series 2020, 3.41%, 6/1/2050	50	36
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	175	118
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	230	148
UnitedHealth Group, Inc. 5.88%, 2/15/2053	110	122
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	375	251
		3,601
Health Care REITs — 0.1%
Healthcare Realty Holdings LP 2.00%, 3/15/2031	475	365
Healthpeak OP LLC 2.13%, 12/1/2028	334	281
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care REITs — continued
Physicians Realty LP 2.63%, 11/1/2031	135	105
Sabra Health Care LP 3.20%, 12/1/2031	215	160
		911
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	251	184
Household Durables — 0.0% ^
MDC Holdings, Inc. 3.97%, 8/6/2061	275	164
Independent Power and Renewable Electricity Producers — 0.1%
Constellation Energy Generation LLC
3.25%, 6/1/2025	1,014	965
5.80%, 3/1/2033	211	216
5.75%, 10/1/2041	210	205
Southern Power Co. 5.15%, 9/15/2041	260	243
		1,629
Insurance — 0.1%
Athene Global Funding
2.75%, 6/25/2024 (d)	349	336
2.50%, 1/14/2025 (d)	141	132
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	185	153
Brown & Brown, Inc. 2.38%, 3/15/2031	488	393
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	352	226
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	510	389
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	200	171
Teachers Insurance & Annuity Association of America
4.27%, 5/15/2047 (d)	70	58
3.30%, 5/15/2050 (d)	495	342
		2,200
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	245	252
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	215	190
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	290	224
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	152	123
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	57

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
3.50%, 3/1/2042	115	77
3.70%, 4/1/2051	532	336
Comcast Corp.
3.25%, 11/1/2039	431	342
2.80%, 1/15/2051	585	387
5.35%, 5/15/2053	280	284
Discovery Communications LLC 3.63%, 5/15/2030	210	184
		1,733
Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	320	311
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	398	326
Steel Dynamics, Inc. 1.65%, 10/15/2027	316	268
		905
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	241	156
Consumers Energy Co. 3.25%, 8/15/2046	117	86
San Diego Gas & Electric Co. 2.95%, 8/15/2051	370	250
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	170	115
WEC Energy Group, Inc. 1.38%, 10/15/2027	266	227
		834
Office REITs — 0.0% ^
Corporate Office Properties LP 2.75%, 4/15/2031	295	224
Oil, Gas & Consumable Fuels — 0.3%
Boardwalk Pipelines LP 4.45%, 7/15/2027	205	196
BP Capital Markets America, Inc.
3.63%, 4/6/2030	365	339
2.77%, 11/10/2050	238	157
Coterra Energy, Inc. 3.90%, 5/15/2027	155	146
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	180	182
Energy Transfer LP
3.90%, 7/15/2026	404	384
4.40%, 3/15/2027	475	454
5.00%, 5/15/2044 (g)	565	475
Enterprise Products Operating LLC 4.45%, 2/15/2043	354	311
Exxon Mobil Corp. 3.00%, 8/16/2039	734	582
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	195	155
4.32%, 12/30/2039 (d)	135	98
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (d)	237	190
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (d)	550	505
3.45%, 10/15/2027 (d)	334	299
HF Sinclair Corp. 5.88%, 4/1/2026	123	124
MPLX LP 4.50%, 4/15/2038	256	220
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	210	173
Phillips 66 Co. 3.55%, 10/1/2026	245	230
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	509	507
Targa Resources Corp. 4.20%, 2/1/2033	90	80
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	495	377
		6,184
Personal Care Products — 0.0% ^
Haleon US Capital LLC 4.00%, 3/24/2052	350	291
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	55	63
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	295	269
Merck & Co., Inc.
2.35%, 6/24/2040	348	249
5.00%, 5/17/2053	35	35
5.15%, 5/17/2063	25	26
Pfizer Investment Enterprises Pte. Ltd. 5.30%, 5/19/2053	375	390
Takeda Pharmaceutical Co. Ltd. (Japan) 3.18%, 7/9/2050	400	282
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	263	250
Viatris, Inc.
3.85%, 6/22/2040	292	202
4.00%, 6/22/2050	203	134
Zoetis, Inc. 5.60%, 11/16/2032	289	302
		2,202
Professional Services — 0.0% ^
Verisk Analytics, Inc. 5.75%, 4/1/2033	170	178
Residential REITs — 0.0% ^
UDR, Inc.
2.10%, 8/1/2032	482	366
1.90%, 3/15/2033	65	47
		413
SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Retail REITs — 0.1%
Brixmor Operating Partnership LP
2.25%, 4/1/2028	180	151
2.50%, 8/16/2031	110	86
Realty Income Corp. 1.80%, 3/15/2033	275	200
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	630	597
		1,034
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 2.80%, 10/1/2041	236	175
Broadcom, Inc.
1.95%, 2/15/2028 (d)	529	458
3.19%, 11/15/2036 (d)	228	172
Intel Corp.
5.63%, 2/10/2043	80	81
5.70%, 2/10/2053	135	137
KLA Corp. 3.30%, 3/1/2050	442	332
Microchip Technology, Inc. 0.98%, 9/1/2024	78	74
NXP BV (China) 3.25%, 5/11/2041	365	265
Texas Instruments, Inc. 5.05%, 5/18/2063	200	200
TSMC Global Ltd. (Taiwan)
1.38%, 9/28/2030 (d)	370	290
4.63%, 7/22/2032 (d)	200	198
Xilinx, Inc. 2.38%, 6/1/2030	639	552
		2,934
Software — 0.1%
Oracle Corp.
3.80%, 11/15/2037	799	653
5.55%, 2/6/2053	160	155
Roper Technologies, Inc. 1.75%, 2/15/2031	277	220
VMware, Inc.
1.40%, 8/15/2026	421	372
4.70%, 5/15/2030	415	396
		1,796
Specialized REITs — 0.1%
American Tower Corp.
1.50%, 1/31/2028	205	172
1.88%, 10/15/2030	1,190	939
CubeSmart LP 2.00%, 2/15/2031	570	446
Equinix, Inc. 2.90%, 11/18/2026	360	330
Life Storage LP 2.40%, 10/15/2031	305	241
		2,128
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — 0.0% ^
Home Depot, Inc. (The) 4.95%, 9/15/2052	156	155
Lowe's Cos., Inc.
1.70%, 10/15/2030	240	192
3.70%, 4/15/2046	509	388
		735
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.45%, 2/9/2045	500	422
2.70%, 8/5/2051	295	205
Dell International LLC 6.20%, 7/15/2030	970	1,008
		1,635
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	375	293
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	482	413
4.39%, 8/15/2037	265	212
3.73%, 9/25/2040	398	283
		1,201
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	440	417
2.88%, 1/15/2026	250	231
1.88%, 8/15/2026	700	622
		1,270
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	250	217
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (d)	160	128
Sprint LLC 7.63%, 3/1/2026	73	76
T-Mobile USA, Inc. 2.55%, 2/15/2031	670	557
		978
Total Corporate Bonds (Cost $116,394)		99,857
Mortgage-Backed Securities — 5.0%
FHLMC Gold Pools, Other
Pool # WA4424, 4.40%, 12/1/2027	1,275	1,253
Pool # WN1157, 1.80%, 11/1/2028	985	848
Pool # WA1626, 3.45%, 8/1/2032	1,186	1,092
Pool # WN3225, 3.80%, 10/1/2034	750	699
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	59

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	548	511
Pool # QB1397, 2.50%, 7/1/2050	82	69
Pool # QB4026, 2.50%, 10/1/2050	1,953	1,680
Pool # QB4045, 2.50%, 10/1/2050	1,225	1,045
Pool # QB4484, 2.50%, 10/1/2050	697	601
Pool # QB4542, 2.50%, 10/1/2050	702	606
Pool # RA4224, 3.00%, 11/1/2050	279	246
Pool # QB8503, 2.50%, 2/1/2051	800	682
Pool # QC4789, 3.00%, 7/1/2051	649	575
Pool # QD4686, 4.00%, 1/1/2052	455	427
Pool # QE1637, 4.00%, 5/1/2052	314	297
Pool # QE1832, 4.50%, 5/1/2052	350	342
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	1,160	1,172
Pool # FM3118, 3.00%, 5/1/2050	482	430
Pool # BQ2894, 3.00%, 9/1/2050	1,042	929
Pool # BQ3996, 2.50%, 10/1/2050	768	658
Pool # BQ5243, 3.50%, 10/1/2050	387	356
Pool # CA7398, 3.50%, 10/1/2050	1,104	1,017
Pool # BR4318, 3.00%, 1/1/2051	248	219
Pool # CA8637, 4.00%, 1/1/2051	1,807	1,722
Pool # CB2637, 2.50%, 1/1/2052	923	785
Pool # BU3079, 3.00%, 1/1/2052	473	418
Pool # BV0273, 3.00%, 1/1/2052	1,334	1,182
Pool # CB2670, 3.00%, 1/1/2052	862	759
Pool # BV4831, 3.00%, 2/1/2052	448	395
Pool # BV0295, 3.50%, 2/1/2052	1,189	1,105
Pool # BV3950, 4.00%, 2/1/2052	556	524
Pool # BV6743, 4.50%, 5/1/2052	451	438
Pool # BY4714, 5.00%, 6/1/2053	1,000	980
FNMA, Other
Pool # BS7576, 4.86%, 12/1/2027	632	633
Pool # AM3010, 5.07%, 3/1/2028	552	560
Pool # BL8639, 1.09%, 4/1/2028	771	657
Pool # BS6144, 3.97%, 1/1/2029	1,535	1,484
Pool # AM5319, 4.34%, 1/1/2029	495	489
Pool # BS8149, 4.97%, 9/1/2029	900	914
Pool # BL4956, 2.41%, 11/1/2029	1,267	1,117
Pool # BS0448, 1.27%, 12/1/2029	1,066	878
Pool # BL9748, 1.60%, 12/1/2029	445	373
Pool # AN7593, 2.99%, 12/1/2029	327	297
Pool # BS7361, 4.76%, 1/1/2030	1,880	1,887
Pool # BL9252, 1.37%, 3/1/2030	387	318
Pool # AN8285, 3.11%, 3/1/2030	333	306
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS0154, 1.28%, 4/1/2030	264	214
Pool # AM8544, 3.08%, 4/1/2030	140	129
Pool # AN8990, 3.53%, 4/1/2030	473	449
Pool # BS7168, 4.57%, 6/1/2030	684	682
Pool # BL9251, 1.45%, 10/1/2030	841	684
Pool # AM4789, 4.18%, 11/1/2030	252	242
Pool # BL9891, 1.37%, 12/1/2030	595	481
Pool # BS0025, 1.38%, 12/1/2030	1,135	924
Pool # BL9494, 1.46%, 12/1/2030	265	212
Pool # BS8442, 4.74%, 4/1/2031	1,080	1,086
Pool # BS2915, 1.87%, 5/1/2031	210	172
Pool # BS7167, 4.64%, 7/1/2031	1,655	1,649
Pool # BS7437, 5.04%, 8/1/2031	870	890
Pool # BS4563, 2.01%, 1/1/2032	255	210
Pool # BS5580, 3.68%, 1/1/2032	1,080	1,011
Pool # BS4654, 2.39%, 3/1/2032	879	746
Pool # BL5680, 2.44%, 3/1/2032	1,295	1,098
Pool # AN5952, 3.01%, 7/1/2032	355	317
Pool # AN6149, 3.14%, 7/1/2032	1,605	1,454
Pool # BS5530, 3.30%, 7/1/2032	1,676	1,523
Pool # BS6095, 4.14%, 7/1/2032	480	466
Pool # BS6345, 3.91%, 8/1/2032	510	485
Pool # BM3226, 3.44%, 10/1/2032 (h)	1,382	1,279
Pool # BS6822, 3.81%, 10/1/2032	980	928
Pool # BS8528, 4.31%, 10/1/2032	1,785	1,752
Pool # BS6872, 4.41%, 10/1/2032	285	282
Pool # BS6926, 4.51%, 10/1/2032	355	355
Pool # BS6928, 4.55%, 10/1/2032	310	311
Pool # BS6954, 4.93%, 10/1/2032	782	802
Pool # BS6819, 4.12%, 11/1/2032	1,110	1,077
Pool # BS7090, 4.45%, 12/1/2032	1,039	1,034
Pool # BS7113, 4.90%, 12/1/2032	295	301
Pool # AN7923, 3.33%, 1/1/2033	640	581
Pool # BS8428, 4.41%, 1/1/2033	1,221	1,209
Pool # BS7398, 4.74%, 2/1/2033	845	859
Pool # BS5357, 3.41%, 3/1/2033	799	729
Pool # AN9067, 3.51%, 5/1/2033	345	318
Pool # BS8416, 4.56%, 5/1/2033	580	584
Pool # BS5511, 3.45%, 8/1/2033	1,075	984
Pool # BS5127, 3.15%, 9/1/2033	615	547
Pool # BL1012, 4.03%, 12/1/2033	335	322
Pool # BL0900, 4.08%, 2/1/2034	190	183
Pool # BL7124, 1.93%, 6/1/2035	709	564
Pool # AN4430, 3.61%, 1/1/2037	672	630
Pool # BL6060, 2.46%, 4/1/2040	595	429
SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BF0230, 5.50%, 1/1/2058	1,486	1,525
Pool # BF0497, 3.00%, 7/1/2060	710	606
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	1,034	955
Pool # BR3929, 3.50%, 10/20/2050	524	484
Pool # BW1726, 3.50%, 10/20/2050	631	583
Pool # BS8546, 2.50%, 12/20/2050	1,636	1,388
Pool # BR3928, 3.00%, 12/20/2050	816	742
Pool # BU7538, 3.00%, 12/20/2050	550	500
Pool # 785294, 3.50%, 1/20/2051	1,596	1,441
Pool # CA8452, 3.00%, 2/20/2051	2,322	2,106
Pool # CA9005, 3.00%, 2/20/2051	500	464
Pool # CB1543, 3.00%, 2/20/2051	1,593	1,424
Pool # CA3588, 3.50%, 2/20/2051	1,576	1,455
Pool # CB1536, 3.50%, 2/20/2051	1,704	1,583
Pool # CB1542, 3.00%, 3/20/2051	1,018	911
Pool # CC0070, 3.00%, 3/20/2051	250	228
Pool # CC8726, 3.00%, 3/20/2051	355	319
Pool # CC8738, 3.00%, 3/20/2051	426	382
Pool # CC8723, 3.50%, 3/20/2051	2,092	1,931
Pool # CC0088, 4.00%, 3/20/2051	86	82
Pool # CC0092, 4.00%, 3/20/2051	204	195
Pool # CC8727, 3.00%, 4/20/2051	549	490
Pool # CC8739, 3.00%, 4/20/2051	1,470	1,319
Pool # CC8740, 3.00%, 4/20/2051	1,249	1,120
Pool # CC8751, 3.00%, 4/20/2051	276	248
Pool # CA3563, 3.50%, 7/20/2051	1,071	1,000
Pool # CE2586, 3.50%, 7/20/2051	1,479	1,365
Pool # CK1527, 3.50%, 12/20/2051	1,091	1,013
Pool # CJ8184, 3.50%, 1/20/2052	1,163	1,074
Pool # CK2716, 3.50%, 2/20/2052	873	797
Pool # MA8200, 4.00%, 8/20/2052	329	311
GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (h)	772	672
Total Mortgage-Backed Securities (Cost $105,235)		93,872
Asset-Backed Securities — 3.0%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (d)	21	21
Series 2021-A, Class B, 1.79%, 4/15/2027 (d)	925	911
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (d)	319	286
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.04%, 12/18/2037 (d) (h)	246	243
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-FL4, Class AS, 6.31%, 12/18/2037 (d) (h)	575	560
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	870	761
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	651	583
Series 2016-3, Class AA, 3.00%, 10/15/2028	456	404
Series 2021-1, Class B, 3.95%, 7/11/2030	893	777
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (d)	430	404
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (d)	220	199
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (d)	810	723
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (d)	404	361
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (d)	340	290
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (d)	325	274
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (d)	57	55
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (d)	485	458
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (d)	554	508
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (d)	831	736
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (d)	588	561
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (d)	312	278
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	445	397
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	1,058	898
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (d)	210	201
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (d)	569	559
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (d)	845	834
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (d)	67	66
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	61

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	525	460
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	640	552
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	121	110
Series 2021-1A, Class C, 2.70%, 11/21/2033 (d)	296	268
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (d)	339	330
Series 2021-2A, Class C, 1.10%, 2/16/2027 (d)	225	218
Series 2022-2A, Class D, 5.46%, 3/15/2028 (d)	385	373
Series 2023-1A, Class C, 5.55%, 10/16/2028 (d)	760	745
Series 2023-2A, Class D, 6.62%, 2/15/2029 (d)	435	431
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 (d)	336	297
Series 2021-A, Class C, 2.09%, 8/27/2035 (d)	142	124
Exeter Automobile Receivables Trust
Series 2021-2A, Class C, 0.98%, 6/15/2026	676	661
Series 2022-5A, Class C, 6.51%, 12/15/2027	515	514
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (d)	527	502
Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	351	337
Series 2023-1A, Class A2, 6.57%, 6/15/2028 (d)	750	743
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (d)	395	388
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (d)	1,215	1,041
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (d)	410	380
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (d)	327	324
Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	665	640
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (d) (h)	745	607
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (d)	1,128	983
Series 2021-3, Class D, 3.00%, 1/17/2041 (d)	666	561
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	344	345
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (d)	426	408
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (d)	447	443
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (d)	275	273
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (d)	131	127
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 7/20/2032 (d)	194	193
Series 2021-AA, Class A, 1.86%, 3/20/2036 (d)	1,145	1,005
Marlette Funding Trust Series 2021-1A, Class B, 1.00%, 6/16/2031 (d)	35	35
MVW LLC
Series 2021-2A, Class C, 2.23%, 5/20/2039 (d)	883	779
Series 2021-1WA, Class B, 1.44%, 1/22/2041 (d)	125	112
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (d)	710	693
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	484	450
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	443	400
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	1,160	1,044
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (d)	233	227
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (d)	295	250
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (d)	2,235	2,025
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (d)	85	82
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (d)	53	53
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	675	645
Series 2021-3, Class A, 1.15%, 5/15/2029 (d)	279	277
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (d) (h)	1,126	1,019
SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (d) (g)	1,130	1,063
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (d) (g)	875	811
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (d)	568	511
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (d)	420	378
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (d)	855	796
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (d)	315	298
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (d)	2,393	2,097
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (d)	995	920
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (d)	675	648
Series 2021-A, Class A, 2.30%, 12/22/2031 (d)	1,697	1,558
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (d)	535	499
SCF Equipment Leasing LLC Series 2022-2A, Class C, 6.50%, 8/20/2032 (d)	775	758
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (d)	193	178
Series 2021-2A, Class B, 1.80%, 9/20/2038 (d)	217	198
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (d)	85	84
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	175	162
Series 2019-2, Class B, 3.50%, 5/1/2028	401	361
Series 2016-1, Class A, 3.45%, 7/7/2028	478	413
Series 2016-2, Class A, 3.10%, 10/7/2028	699	591
Series 2018-1, Class A, 3.70%, 3/1/2030	533	462
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (d)	101	97
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (d)	251	247
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (d) (g)	210	201
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (g)	358	338
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (d)	50	50
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (g)	421	380
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (d) (g)	1,671	1,511
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (d) (g)	1,432	1,316
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (d) (g)	778	706
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (d) (g)	556	517
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (g)	1,019	954
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (d) (g)	1,238	1,128
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (d)	347	325
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (d)	195	193
World Financial Network Credit Card Master Trust Series 2023-A, Class A, 5.02%, 3/15/2030	785	776
Total Asset-Backed Securities (Cost $61,203)		56,347
Collateralized Mortgage Obligations — 0.9%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (d) (g)	793	744
Bayview Finance LLC, 4.00%, 7/12/2033 ‡	378	371
CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (d) (h)	540	522
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (d) (h)	925	850
FHLMC, REMIC Series 5225, Class QL, 4.00%, 5/25/2052	825	695
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	412	427
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	188	189
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	335	316
Series 2014-52, Class BW, 3.00%, 9/25/2044	790	667
Series 2022-4, Class TA, 1.00%, 4/25/2051	926	735
Series 2022-46, Class GZ, 4.50%, 7/25/2052	711	631
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	800	808
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	63

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
GNMA
Series 2009-35, Class BZ, 6.00%, 5/16/2039	523	537
Series 2022-93, Class JZ, 4.50%, 5/20/2052	461	359
Series 2015-H11, Class FC, 5.64%, 5/20/2065 (h)	507	501
Series 2021-H14, Class YD, 7.91%, 6/20/2071 (h)	1,018	939
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (g)	429	401
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (d) (h)	251	247
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (d) (h)	590	557
Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (g)	298	277
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	978	911
Series 2019-1, Class MT, 3.50%, 7/25/2058	340	303
Series 2019-2, Class M55D, 4.00%, 8/25/2058	969	909
Series 2019-3, Class M55D, 4.00%, 10/25/2058	844	792
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	1,232	1,089
Series 2020-3, Class TTW, 3.00%, 5/25/2060	1,175	1,080
Series 2022-1, Class MTU, 3.25%, 11/25/2061	334	291
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (d) (h)	1,967	1,607
Total Collateralized Mortgage Obligations (Cost $19,599)		17,755
Commercial Mortgage-Backed Securities — 0.4%
BPR Trust Series 2021-KEN, Class A, 6.51%, 2/15/2029 (d) (h)	415	407
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (d)	670	600
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN2, Class M1, 6.87%, 7/25/2041 (d) (h)	891	826
Series 2021-MN1, Class M1, 7.07%, 1/25/2051 (d) (h)	172	165
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.73%, 7/25/2024 (h)	65,384	273
Series K-1511, Class A1, 3.28%, 10/25/2030	766	725
Series K-1510, Class A2, 3.72%, 1/25/2031	295	278
Series K-150, Class A2, 3.71%, 9/25/2032 (h)	815	767
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA ACES
Series 2018-M3, Class A2, 3.17%, 2/25/2030 (h)	343	315
Series 2021-M11, Class A2, 1.51%, 3/25/2031 (h)	555	440
Series 2022-M1S, Class A2, 2.15%, 4/25/2032 (h)	1,620	1,340
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	128	120
Series 2021-M3, Class X1, IO, 2.05%, 11/25/2033 (h)	1,477	128
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (d) (h)	595	534
Series 2015-K48, Class C, 3.77%, 8/25/2048 (d) (h)	50	47
Series 2016-K56, Class B, 4.08%, 6/25/2049 (d) (h)	450	428
Series 2017-K728, Class C, 3.77%, 11/25/2050 (d) (h)	230	221
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 6.06%, 12/15/2037 (d) (h)	443	431
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	885	709
Total Commercial Mortgage-Backed Securities (Cost $9,507)		8,754
Foreign Government Securities — 0.1%
Kingdom of Saudi Arabia 2.25%, 2/2/2033 (d)	200	161
Republic of Panama 3.16%, 1/23/2030	300	262
Republic of Peru 2.78%, 12/1/2060	162	98
United Mexican States
3.50%, 2/12/2034	727	607
6.34%, 5/4/2053	200	204
Total Foreign Government Securities (Cost $1,604)		1,332
Municipal Bonds — 0.0% (i) ^
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Winter Storm URI Series 2023A-2, Rev., 5.17%, 4/1/2041 (Cost $195)	195	201
SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.0%
Investment Companies — 2.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (j) (Cost $38,256)	38,256	38,256
Total Investments — 99.1% (Cost $1,769,966)		1,870,963
Other Assets Less Liabilities — 0.9%		16,110
NET ASSETS — 100.0%		1,887,073

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of June 30, 2023.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2023.
(f)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
June 30, 2023 is $401 or 0.02% of the Fund’s net
assets as of June 30, 2023.

(g)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2023.

(h)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2023.

(i)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(j)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	65

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	314	09/20/2023	USD	35,261	(258)
Short Contracts
EURO STOXX 50 Index	(105)	09/15/2023	EUR	(5,086)	(97)
MSCI EAFE E-Mini Index	(136)	09/15/2023	USD	(14,651)	(105)
MSCI Emerging Markets E-Mini Index	(474)	09/15/2023	USD	(23,648)	275
S&P 500 E-Mini Index	(46)	09/15/2023	USD	(10,319)	(316)
					(243)
					(501)

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 44.3%
Fixed Income — 12.8%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	25,885	185,594
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	766	4,552
JPMorgan High Yield Fund Class R6 Shares (a)	18,023	111,559
Total Fixed Income		301,705
International Equity — 2.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,177	64,792
U.S. Equity — 28.8%
JPMorgan Equity Index Fund Class R6 Shares (a)	10,228	682,934
Total Investment Companies (Cost $855,551)		1,049,431
Exchange-Traded Funds — 36.5%
Alternative Assets — 1.2%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	347	29,279
Fixed Income — 8.1%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	3,994	184,445
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	47	2,072
JPMorgan Inflation Managed Bond ETF (a)	99	4,581
Total Fixed Income		191,098
International Equity — 19.3%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	1,332	64,883
JPMorgan BetaBuilders International Equity ETF (a)	7,160	393,021
Total International Equity		457,904
U.S. Equity — 7.9%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,267	100,483
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,516	86,091
Total U.S. Equity		186,574
Total Exchange-Traded Funds (Cost $810,947)		864,855
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 5.2%
U.S. Treasury Bonds
1.13%, 5/15/2040	13,754	8,916
1.13%, 8/15/2040	8,198	5,271
1.88%, 2/15/2041	2,964	2,152
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.25%, 5/15/2041	341	263
1.75%, 8/15/2041	5,095	3,579
2.00%, 11/15/2041	225	165
3.38%, 8/15/2042	4,205	3,817
3.88%, 2/15/2043	590	575
3.88%, 5/15/2043	345	337
1.25%, 5/15/2050	656	369
1.38%, 8/15/2050	13,655	7,934
1.63%, 11/15/2050	2,118	1,315
1.88%, 2/15/2051	3,461	2,292
2.38%, 5/15/2051	70	52
2.25%, 2/15/2052	2,730	1,973
3.00%, 8/15/2052	2,384	2,027
3.63%, 2/15/2053	1,410	1,353
U.S. Treasury Notes
0.88%, 1/31/2024 (b)	6,645	6,473
1.75%, 3/15/2025	2,540	2,403
3.88%, 3/31/2025	2,570	2,520
4.00%, 12/15/2025	870	856
1.88%, 2/28/2027	4,023	3,688
3.25%, 6/30/2027	3,075	2,957
2.75%, 7/31/2027	75	71
3.13%, 8/31/2027	5,735	5,485
0.63%, 12/31/2027	2,630	2,247
3.50%, 1/31/2028	5,000	4,855
2.75%, 2/15/2028	5,500	5,169
3.63%, 3/31/2028	8,255	8,063
1.25%, 4/30/2028	3,385	2,957
1.00%, 7/31/2028	2,205	1,891
2.88%, 4/30/2029	9,656	9,055
3.13%, 8/31/2029	5,901	5,605
3.88%, 9/30/2029	1,375	1,361
3.50%, 1/31/2030	2,360	2,290
3.63%, 3/31/2030	2,985	2,920
2.75%, 8/15/2032	4,061	3,723
3.50%, 2/15/2033	5,040	4,909
U.S. Treasury STRIPS Bonds 1.05%, 8/15/2026 (c)	1,705	1,487
Total U.S. Treasury Obligations (Cost $136,421)		123,375
Corporate Bonds — 4.4%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.50%, 3/1/2025	249	235
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	67

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Aerospace & Defense — continued
2.75%, 2/1/2026	59	55
2.20%, 2/4/2026	105	96
2.70%, 2/1/2027	1,876	1,714
3.45%, 11/1/2028	180	163
Leidos, Inc. 5.75%, 3/15/2033	120	119
Northrop Grumman Corp.
5.15%, 5/1/2040	220	216
3.85%, 4/15/2045	255	208
Raytheon Technologies Corp.
2.25%, 7/1/2030	373	315
5.15%, 2/27/2033	165	167
2.82%, 9/1/2051	385	259
		3,547
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	292	303
Hyundai Capital America
2.65%, 2/10/2025 (d)	596	565
1.30%, 1/8/2026 (d)	90	80
2.38%, 10/15/2027 (d)	730	639
		1,587
Banks — 1.0%
Banco Santander SA (Spain)
1.85%, 3/25/2026	400	358
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (e)	200	174
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	511	460
(SOFR + 1.29%), 5.08%, 1/20/2027 (e)	229	226
(SOFR + 1.05%), 2.55%, 2/4/2028 (e)	125	113
(3-MONTH CME TERM SOFR + 1.77%), 3.71%, 4/24/2028 (e)	1,230	1,153
(SOFR + 1.58%), 4.38%, 4/27/2028 (e)	295	283
(SOFR + 1.63%), 5.20%, 4/25/2029 (e)	450	445
(SOFR + 1.33%), 2.97%, 2/4/2033 (e)	835	696
(SOFR + 1.91%), 5.29%, 4/25/2034 (e)	500	495
Bank of Ireland Group plc (Ireland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (d) (e)	221	219
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (d) (e)	203	175
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	275	265
Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (d)	345	304
Barclays plc (United Kingdom)
4.34%, 1/10/2028	265	250
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (e)	200	157
BNP Paribas SA (France) (SOFR + 1.22%), 2.16%, 9/15/2029 (d) (e)	346	288
BPCE SA (France)
(SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	864	775
(SOFR + 2.10%), 5.97%, 1/18/2027 (d) (e)	250	248
(SOFR + 1.73%), 3.12%, 10/19/2032 (d) (e)	250	193
Citigroup, Inc.
(3-MONTH CME TERM SOFR + 1.65%), 3.67%, 7/24/2028 (e)	500	467
(3-MONTH CME TERM SOFR + 1.41%), 3.52%, 10/27/2028 (e)	442	411
(SOFR + 1.17%), 2.56%, 5/1/2032 (e)	110	90
(SOFR + 1.35%), 3.06%, 1/25/2033 (e)	200	167
(3-MONTH CME TERM SOFR + 1.17%), 3.88%, 1/24/2039 (e)	367	307
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (d) (f)	255	178
Credit Agricole SA (France)
4.38%, 3/17/2025 (d)	580	559
(SOFR + 0.89%), 1.25%, 1/26/2027 (d) (e)	617	546
Danske Bank A/S (Denmark) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (d) (e)	200	200
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (d) (e)	320	276
Federation des Caisses Desjardins du Quebec (Canada) 5.70%, 3/14/2028 (d)	200	200
HSBC Holdings plc (United Kingdom)
(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	1,660	1,422
(SOFR + 3.35%), 7.39%, 11/3/2028 (e)	240	253
(SOFR + 1.29%), 2.21%, 8/17/2029 (e)	200	167
Huntington National Bank (The) 5.65%, 1/10/2030	334	319
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (d)	400	384
SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Lloyds Banking Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (e)	205	181
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 5.87%, 3/6/2029 (e)	210	208
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (e)	330	291
3.74%, 3/7/2029	813	742
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.63%), 5.44%, 2/22/2034 (e)	200	199
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (e)	210	185
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (e)	525	526
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.74%, 5/27/2031 (e)	300	300
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (e)	200	205
(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (e)	375	345
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.02%, 3/2/2034 (e)	200	201
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (d)	200	197
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (e)	255	245
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (e)	500	445
(SOFR + 2.75%), 6.83%, 11/21/2026 (e)	432	433
(SOFR + 0.99%), 1.67%, 6/14/2027 (e)	215	185
(SOFR + 2.60%), 6.53%, 1/10/2029 (e)	350	352
Societe Generale SA (France)
4.25%, 4/14/2025 (d)	780	744
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (d) (e)	300	264
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (d) (e)	255	223
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (d) (e)	590	462
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (d) (e)	200	177
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.85%), 6.19%, 7/6/2027 (d) (e)	200	200
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.52%, 1/13/2028	405	407
5.71%, 1/13/2030	405	410
Truist Financial Corp.
(SOFR + 2.05%), 6.05%, 6/8/2027 (e)	175	175
(SOFR + 1.85%), 5.12%, 1/26/2034 (e)	135	128
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (d) (e)	265	233
Wells Fargo & Co.
4.30%, 7/22/2027	1,500	1,439
(SOFR + 2.10%), 2.39%, 6/2/2028 (e)	484	431
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	315	276
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040 (f)	50	34
3.13%, 11/18/2041 (f)	217	147
Westpac New Zealand Ltd. (New Zealand) 4.90%, 2/15/2028 (d)	420	412
		24,625
Beverages — 0.0% ^
Constellation Brands, Inc. 4.50%, 5/9/2047	540	467
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	265	248
3.20%, 11/21/2029	624	564
4.05%, 11/21/2039	600	523
4.25%, 11/21/2049	210	181
Amgen, Inc.
5.25%, 3/2/2033	275	276
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	69

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Biotechnology — continued
3.15%, 2/21/2040	429	328
3.00%, 1/15/2052	170	113
Gilead Sciences, Inc. 2.60%, 10/1/2040	253	183
		2,416
Broadline Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	555	484
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	203	160
Trane Technologies Financing Ltd. 5.25%, 3/3/2033	120	122
		282
Capital Markets — 0.4%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	250	165
Credit Suisse AG (Switzerland)
7.95%, 1/9/2025	283	289
1.25%, 8/7/2026	365	314
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (e)	795	707
(SOFR + 1.72%), 3.04%, 5/28/2032 (e)	408	321
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	1,293	1,246
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (e)	1,149	1,024
(SOFR + 1.11%), 2.64%, 2/24/2028 (e)	904	820
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (d)	705	704
(SOFR + 1.07%), 1.34%, 1/12/2027 (d) (e)	420	374
(SOFR + 1.53%), 2.87%, 1/14/2033 (d) (e)	200	160
Morgan Stanley
(SOFR + 1.73%), 5.12%, 2/1/2029 (e)	205	202
(SOFR + 1.59%), 5.16%, 4/20/2029 (e)	375	371
(SOFR + 1.20%), 2.51%, 10/20/2032 (e)	895	723
(SOFR + 1.49%), 3.22%, 4/22/2042 (e)	255	193
Nasdaq, Inc. 5.55%, 2/15/2034	95	95
S&P Global, Inc.
2.70%, 3/1/2029	311	280
4.25%, 5/1/2029	285	277
UBS Group AG (Switzerland)
(SOFRINDX + 0.98%), 1.31%, 2/2/2027 (d) (e)	250	219
4.28%, 1/9/2028 (d)	1,015	938
		9,422
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	197	195
International Flavors & Fragrances, Inc. 2.30%, 11/1/2030 (d)	141	112
LYB International Finance III LLC 1.25%, 10/1/2025	127	115
Nutrien Ltd. (Canada) 5.00%, 4/1/2049	111	100
		522
Consumer Finance — 0.2%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	400	392
6.50%, 7/15/2025	200	201
2.45%, 10/29/2026	1,030	920
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (d)	207	192
5.50%, 1/15/2026 (d)	650	630
2.13%, 2/21/2026 (d)	110	98
4.25%, 4/15/2026 (d)	20	19
2.53%, 11/18/2027 (d)	1,092	921
Capital One Financial Corp.
3.80%, 1/31/2028	200	184
(SOFR + 1.27%), 2.62%, 11/2/2032 (e)	230	177
General Motors Financial Co., Inc. 3.80%, 4/7/2025	345	333
Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (d)	59	58
		4,125
Consumer Staples Distribution & Retail — 0.0% ^
7-Eleven, Inc.
1.80%, 2/10/2031 (d)	330	261
2.50%, 2/10/2041 (d)	112	75
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (d)	300	216
3.63%, 5/13/2051 (d)	335	230
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (d)	105	91
		873
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	238	212
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	110	93
SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified REITs — 0.0% ^
Safehold GL Holdings LLC 2.85%, 1/15/2032	391	300
WP Carey, Inc.
2.40%, 2/1/2031	163	131
2.45%, 2/1/2032	160	125
2.25%, 4/1/2033	90	67
		623
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.30%, 6/1/2027	322	290
3.50%, 6/1/2041	584	448
3.55%, 9/15/2055	369	258
NBN Co. Ltd. (Australia) 2.63%, 5/5/2031 (d)	500	419
Sprint Capital Corp. 6.88%, 11/15/2028	114	121
Verizon Communications, Inc.
2.10%, 3/22/2028	150	132
2.36%, 3/15/2032	132	106
2.65%, 11/20/2040	204	142
		1,916
Electric Utilities — 0.4%
Baltimore Gas and Electric Co. 5.40%, 6/1/2053	295	300
DTE Electric Co. 5.40%, 4/1/2053	280	289
Duke Energy Florida LLC 5.95%, 11/15/2052	133	145
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	113	81
Duke Energy Progress LLC 2.90%, 8/15/2051	165	110
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (d)	85	66
Edison International 5.75%, 6/15/2027	225	225
Emera US Finance LP (Canada) 4.75%, 6/15/2046	223	181
Entergy Arkansas LLC 2.65%, 6/15/2051	84	52
Entergy Louisiana LLC
4.00%, 3/15/2033	166	151
2.90%, 3/15/2051	70	46
Evergy Metro, Inc. 4.95%, 4/15/2033	323	318
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (d)	279	275
Evergy, Inc. 2.90%, 9/15/2029	441	385
Fells Point Funding Trust 3.05%, 1/31/2027 (d)	530	487
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	210	175
Florida Power & Light Co. 5.30%, 4/1/2053	160	165
Fortis, Inc. (Canada) 3.06%, 10/4/2026	283	261
Indiana Michigan Power Co. 3.25%, 5/1/2051	150	104
ITC Holdings Corp. 2.95%, 5/14/2030 (d)	136	117
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	212	205
Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	103	78
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	280	180
Northern States Power Co. 5.10%, 5/15/2053	220	217
NRG Energy, Inc.
2.00%, 12/2/2025 (d)	105	94
2.45%, 12/2/2027 (d)	365	308
Ohio Power Co. Series R, 2.90%, 10/1/2051	200	133
Pacific Gas and Electric Co.
3.45%, 7/1/2025	130	123
2.95%, 3/1/2026	788	722
6.40%, 6/15/2033	195	194
3.75%, 8/15/2042 (g)	79	55
4.30%, 3/15/2045	80	57
PacifiCorp
4.15%, 2/15/2050	135	104
5.50%, 5/15/2054	9	8
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	200	209
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	130	124
Series A-4, 5.21%, 12/1/2047	80	80
Series A-5, 5.10%, 6/1/2052	150	152
PPL Electric Utilities Corp. 5.25%, 5/15/2053	170	173
Public Service Co. of Oklahoma Series K, 3.15%, 8/15/2051	90	59
SCE Recovery Funding LLC
Series A-1, 4.70%, 6/15/2040	205	199
Series A-2, 5.11%, 12/15/2047	85	84
Sigeco Securitization I LLC Series A1, 5.03%, 11/15/2036	193	193
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	202	180
5.85%, 11/1/2027	286	292
Series C, 4.13%, 3/1/2048	131	106
5.70%, 3/1/2053	85	85
5.88%, 12/1/2053	153	156
Tucson Electric Power Co. 5.50%, 4/15/2053	305	304
Union Electric Co.
3.90%, 4/1/2052	191	156
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	71

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
5.45%, 3/15/2053	185	188
Vistra Operations Co. LLC 4.88%, 5/13/2024 (d)	420	412
		9,563
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	236	189
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	357	338
Walt Disney Co. (The)
2.65%, 1/13/2031	386	336
3.50%, 5/13/2040	371	307
		1,170
Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.85%, 4/5/2029	115	104
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (d)	130	125
Global Payments, Inc.
3.20%, 8/15/2029	367	319
5.30%, 8/15/2029	70	68
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	215	156
		772
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	143	120
Kellogg Co. 5.25%, 3/1/2033	211	212
Kraft Heinz Foods Co.
4.63%, 10/1/2039	240	217
4.38%, 6/1/2046	132	112
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	443	347
		1,008
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	230	155
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	202	162
Southern California Gas Co. 6.35%, 11/15/2052	150	166
		483
Ground Transportation — 0.1%
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	178	161
CSX Corp. 3.80%, 11/1/2046	219	176
Norfolk Southern Corp. 3.05%, 5/15/2050	215	149
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	700	613
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ground Transportation — continued
Union Pacific Corp.
3.55%, 8/15/2039	297	249
4.95%, 5/15/2053	190	189
		1,537
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	68	63
DH Europe Finance II SARL 3.25%, 11/15/2039	119	97
		160
Health Care Providers & Services — 0.2%
AHS Hospital Corp. 5.02%, 7/1/2045	140	135
Banner Health 1.90%, 1/1/2031	288	233
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	115	74
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	175	122
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	215	141
CommonSpirit Health
1.55%, 10/1/2025	75	68
2.78%, 10/1/2030	170	143
3.91%, 10/1/2050	75	58
CVS Health Corp. 5.25%, 2/21/2033	250	249
Elevance Health, Inc. 2.25%, 5/15/2030	422	353
Hackensack Meridian Health, Inc. Series 2020, 2.68%, 9/1/2041	350	249
HCA, Inc.
5.25%, 6/15/2026	968	957
5.50%, 6/1/2033	250	250
5.50%, 6/15/2047	140	132
3.50%, 7/15/2051	128	89
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	150	113
MultiCare Health System 2.80%, 8/15/2050	132	80
MyMichigan Health Series 2020, 3.41%, 6/1/2050	45	32
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	160	108
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	215	139
UnitedHealth Group, Inc. 5.88%, 2/15/2053	105	117
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	340	227
		4,069
SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care REITs — 0.0% ^
Healthcare Realty Holdings LP 2.00%, 3/15/2031	414	318
Healthpeak OP LLC 2.13%, 12/1/2028	323	272
Physicians Realty LP 2.63%, 11/1/2031	130	101
Sabra Health Care LP 3.20%, 12/1/2031	205	153
		844
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp.
4.80%, 2/15/2033	330	326
3.35%, 3/12/2050	214	157
		483
Independent Power and Renewable Electricity Producers — 0.1%
Constellation Energy Generation LLC
3.25%, 6/1/2025	892	849
5.80%, 3/1/2033	224	230
5.75%, 10/1/2041	205	200
Southern Power Co. 5.15%, 9/15/2041	230	215
		1,494
Insurance — 0.1%
Athene Global Funding
2.75%, 6/25/2024 (d)	313	301
2.50%, 1/14/2025 (d)	124	116
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	180	149
Brown & Brown, Inc. 2.38%, 3/15/2031	422	340
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	316	203
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	538	411
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	190	162
Teachers Insurance & Annuity Association of America
4.27%, 5/15/2047 (d)	110	91
3.30%, 5/15/2050 (d)	429	297
		2,070
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	260	267
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	204	180
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	294	227
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	302	243
3.50%, 3/1/2042	160	107
3.70%, 4/1/2051	467	295
Comcast Corp.
4.65%, 2/15/2033	390	387
3.25%, 11/1/2039	380	301
2.80%, 1/15/2051	380	252
5.35%, 5/15/2053	325	330
Discovery Communications LLC 3.63%, 5/15/2030	164	144
		2,059
Metals & Mining — 0.0% ^
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	295	286
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	346	283
Steel Dynamics, Inc. 1.65%, 10/15/2027	275	234
		803
Multi-Utilities — 0.1%
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	204	132
Consumers Energy Co.
4.63%, 5/15/2033	285	277
3.25%, 8/15/2046	102	75
Puget Energy, Inc. 2.38%, 6/15/2028	258	222
San Diego Gas & Electric Co. 2.95%, 8/15/2051	350	237
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	160	108
WEC Energy Group, Inc. 1.38%, 10/15/2027	236	202
		1,253
Office REITs — 0.0% ^
Corporate Office Properties LP 2.75%, 4/15/2031	271	206
Oil, Gas & Consumable Fuels — 0.3%
Boardwalk Pipelines LP 4.45%, 7/15/2027	185	176
BP Capital Markets America, Inc.
3.63%, 4/6/2030	279	259
4.81%, 2/13/2033	240	236
2.77%, 11/10/2050	208	138
3.00%, 3/17/2052	75	52
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	375	373
Coterra Energy, Inc. 3.90%, 5/15/2027	140	132
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	200	203
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	73

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP
3.90%, 7/15/2026	303	288
4.40%, 3/15/2027	445	425
5.00%, 5/15/2044 (g)	525	442
Enterprise Products Operating LLC 4.45%, 2/15/2043	317	279
Exxon Mobil Corp. 3.00%, 8/16/2039	643	510
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	180	143
4.32%, 12/30/2039 (d)	130	94
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (d)	190	152
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (d)	500	459
3.45%, 10/15/2027 (d)	306	273
HF Sinclair Corp. 5.88%, 4/1/2026	109	109
MPLX LP 4.50%, 4/15/2038	226	194
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	195	161
Phillips 66 Co. 3.55%, 10/1/2026	214	201
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	438	436
Targa Resources Corp. 4.20%, 2/1/2033	90	80
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	429	327
Williams Cos., Inc. (The) 5.65%, 3/15/2033	150	152
		6,294
Personal Care Products — 0.0% ^
Haleon US Capital LLC 4.00%, 3/24/2052	350	291
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	50	57
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	265	242
Merck & Co., Inc.
2.35%, 6/24/2040	312	223
5.00%, 5/17/2053	55	56
5.15%, 5/17/2063	45	46
Pfizer Investment Enterprises Pte. Ltd. 5.30%, 5/19/2053	400	416
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,065	806
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	227	216
Viatris, Inc.
3.85%, 6/22/2040	252	174
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — continued
4.00%, 6/22/2050	181	120
Zoetis, Inc. 5.60%, 11/16/2032	287	300
		2,656
Professional Services — 0.0% ^
Verisk Analytics, Inc. 5.75%, 4/1/2033	180	188
Residential REITs — 0.0% ^
UDR, Inc.
2.10%, 8/1/2032	416	316
1.90%, 3/15/2033	65	47
		363
Retail REITs — 0.0% ^
Brixmor Operating Partnership LP
2.25%, 4/1/2028	170	143
2.50%, 8/16/2031	100	77
Realty Income Corp. 1.80%, 3/15/2033	275	200
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	565	536
		956
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	224	166
Broadcom, Inc.
1.95%, 2/15/2028 (d)	470	407
3.19%, 11/15/2036 (d)	279	211
Intel Corp.
5.63%, 2/10/2043	80	81
5.70%, 2/10/2053	135	137
KLA Corp. 3.30%, 3/1/2050	470	353
Microchip Technology, Inc. 0.98%, 9/1/2024	74	70
NXP BV (China)
5.00%, 1/15/2033	260	250
3.25%, 5/11/2041	340	247
Texas Instruments, Inc. 5.05%, 5/18/2063	213	213
TSMC Global Ltd. (Taiwan)
1.38%, 9/28/2030 (d)	350	275
4.63%, 7/22/2032 (d)	200	197
Xilinx, Inc. 2.38%, 6/1/2030	610	527
		3,134
Software — 0.1%
Oracle Corp.
4.90%, 2/6/2033	230	223
3.80%, 11/15/2037	680	556
SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Software — continued
5.55%, 2/6/2053	160	155
Roper Technologies, Inc. 1.75%, 2/15/2031	218	173
VMware, Inc.
1.40%, 8/15/2026	394	348
4.70%, 5/15/2030	364	347
		1,802
Specialized REITs — 0.1%
American Tower Corp.
1.50%, 1/31/2028	185	155
1.88%, 10/15/2030	1,039	820
CubeSmart LP 2.00%, 2/15/2031	505	395
Equinix, Inc.
2.90%, 11/18/2026	314	288
2.00%, 5/15/2028	424	361
Life Storage LP 2.40%, 10/15/2031	290	230
		2,249
Specialty Retail — 0.0% ^
Home Depot, Inc. (The) 4.95%, 9/15/2052	153	152
Lowe's Cos., Inc.
1.70%, 10/15/2030	235	188
3.70%, 4/15/2046	548	417
		757
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.45%, 2/9/2045	400	337
2.70%, 8/5/2051	415	289
Dell International LLC 6.20%, 7/15/2030	850	883
		1,509
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	340	265
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	416	357
4.39%, 8/15/2037	255	204
3.73%, 9/25/2040	346	246
		1,072
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	390	370
2.88%, 1/15/2026	235	217
1.88%, 8/15/2026	675	600
		1,187
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — 0.0% ^
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	220	191
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (d)	155	125
Sprint LLC 7.63%, 3/1/2026	77	80
T-Mobile USA, Inc. 2.55%, 2/15/2031	710	590
		986
Total Corporate Bonds (Cost $119,680)		103,286
Mortgage-Backed Securities — 4.0%
FHLMC Gold Pools, Other
Pool # WA4424, 4.40%, 12/1/2027	1,429	1,404
Pool # WN1157, 1.80%, 11/1/2028	1,440	1,240
Pool # WA1626, 3.45%, 8/1/2032	1,186	1,092
Pool # WN3225, 3.80%, 10/1/2034	740	690
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	502	468
Pool # QA6772, 3.50%, 1/1/2050	244	225
Pool # QB1397, 2.50%, 7/1/2050	65	56
Pool # QB4026, 2.50%, 10/1/2050	1,746	1,503
Pool # QB4045, 2.50%, 10/1/2050	1,093	933
Pool # QB4484, 2.50%, 10/1/2050	616	531
Pool # QB4542, 2.50%, 10/1/2050	626	540
Pool # QB5092, 2.50%, 11/1/2050	448	386
Pool # RA4224, 3.00%, 11/1/2050	259	229
Pool # QB8503, 2.50%, 2/1/2051	735	626
Pool # QC4789, 3.00%, 7/1/2051	616	546
Pool # QD5778, 3.00%, 1/1/2052	698	615
Pool # QD4686, 4.00%, 1/1/2052	435	409
Pool # QE1637, 4.00%, 5/1/2052	305	289
Pool # QE1832, 4.50%, 5/1/2052	346	337
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	1,036	1,046
Pool # FM3118, 3.00%, 5/1/2050	448	400
Pool # BQ2894, 3.00%, 9/1/2050	929	829
Pool # BQ3996, 2.50%, 10/1/2050	686	587
Pool # BQ5243, 3.50%, 10/1/2050	346	319
Pool # CA7398, 3.50%, 10/1/2050	982	905
Pool # BR4318, 3.00%, 1/1/2051	220	194
Pool # CA8637, 4.00%, 1/1/2051	1,605	1,530
Pool # CB2637, 2.50%, 1/1/2052	873	743
Pool # BU3079, 3.00%, 1/1/2052	448	396
Pool # BV0273, 3.00%, 1/1/2052	1,269	1,124
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	75

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CB2670, 3.00%, 1/1/2052	819	722
Pool # BV4831, 3.00%, 2/1/2052	424	374
Pool # BV0295, 3.50%, 2/1/2052	1,125	1,046
Pool # BV3950, 4.00%, 2/1/2052	533	502
Pool # BV6743, 4.50%, 5/1/2052	442	428
Pool # BV9515, 6.00%, 6/1/2052	417	424
Pool # BY4714, 5.00%, 6/1/2053	1,050	1,029
FNMA, Other
Pool # BS7576, 4.86%, 12/1/2027	632	633
Pool # AM3010, 5.07%, 3/1/2028	515	523
Pool # BL8639, 1.09%, 4/1/2028	687	585
Pool # BS6144, 3.97%, 1/1/2029	1,505	1,455
Pool # AM5319, 4.34%, 1/1/2029	465	459
Pool # BS8149, 4.97%, 9/1/2029	900	914
Pool # BS7604, 5.16%, 10/1/2029	599	614
Pool # BS0448, 1.27%, 12/1/2029	979	807
Pool # BL9748, 1.60%, 12/1/2029	395	332
Pool # AN7593, 2.99%, 12/1/2029	287	262
Pool # AN8285, 3.11%, 3/1/2030	294	270
Pool # BS0154, 1.28%, 4/1/2030	283	229
Pool # AM8544, 3.08%, 4/1/2030	131	121
Pool # BS7168, 4.57%, 6/1/2030	848	845
Pool # BL9251, 1.45%, 10/1/2030	767	624
Pool # BS5985, 3.99%, 11/1/2030	540	519
Pool # AM4789, 4.18%, 11/1/2030	248	238
Pool # BL9891, 1.37%, 12/1/2030	533	430
Pool # BL9494, 1.46%, 12/1/2030	280	224
Pool # BS0596, 1.38%, 1/1/2031	1,690	1,352
Pool # BS7121, 5.15%, 3/1/2031	1,178	1,201
Pool # BS6203, 4.26%, 4/1/2031	576	556
Pool # BS8442, 4.74%, 4/1/2031	1,121	1,128
Pool # BS7813, 4.83%, 6/1/2031	788	796
Pool # BS7167, 4.64%, 7/1/2031	1,611	1,605
Pool # BS7437, 5.04%, 8/1/2031	870	890
Pool # BS5580, 3.68%, 1/1/2032	1,050	983
Pool # BS4654, 2.39%, 3/1/2032	879	746
Pool # BL5680, 2.44%, 3/1/2032	1,375	1,166
Pool # BS7642, 5.15%, 5/1/2032	406	419
Pool # AN5952, 3.01%, 7/1/2032	377	336
Pool # AN6149, 3.14%, 7/1/2032	1,485	1,345
Pool # BS5530, 3.30%, 7/1/2032	1,662	1,511
Pool # BS6345, 3.91%, 8/1/2032	500	476
Pool # BM3226, 3.44%, 10/1/2032 (h)	1,288	1,192
Pool # BS6822, 3.81%, 10/1/2032	960	909
Pool # BS8528, 4.31%, 10/1/2032	1,888	1,853
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS6954, 4.93%, 10/1/2032	767	786
Pool # BS6819, 4.12%, 11/1/2032	1,100	1,067
Pool # BS7090, 4.45%, 12/1/2032	1,035	1,030
Pool # AN7923, 3.33%, 1/1/2033	565	513
Pool # BS8428, 4.41%, 1/1/2033	1,300	1,288
Pool # BS7398, 4.74%, 2/1/2033	835	849
Pool # BS5357, 3.41%, 3/1/2033	770	702
Pool # AN9067, 3.51%, 5/1/2033	310	286
Pool # BS8416, 4.56%, 5/1/2033	605	609
Pool # BS5511, 3.45%, 8/1/2033	1,030	943
Pool # BS5127, 3.15%, 9/1/2033	580	516
Pool # BL1012, 4.03%, 12/1/2033	300	288
Pool # BL0900, 4.08%, 2/1/2034	170	164
Pool # BL7124, 1.93%, 6/1/2035	695	553
Pool # AN0375, 3.76%, 12/1/2035	660	624
Pool # AN4430, 3.61%, 1/1/2037	599	561
Pool # BF0045, 4.50%, 3/1/2052	231	227
Pool # BF0109, 4.00%, 2/1/2056	396	374
Pool # BF0091, 3.50%, 5/1/2056	976	894
Pool # BF0108, 4.50%, 6/1/2056	451	440
Pool # BF0230, 5.50%, 1/1/2058	1,393	1,430
Pool # BF0497, 3.00%, 7/1/2060	666	568
Pool # BF0580, 3.50%, 12/1/2061	530	485
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	917	846
Pool # BR3929, 3.50%, 10/20/2050	461	425
Pool # BW1726, 3.50%, 10/20/2050	572	528
Pool # BS8546, 2.50%, 12/20/2050	1,472	1,249
Pool # BR3928, 3.00%, 12/20/2050	729	662
Pool # BU7538, 3.00%, 12/20/2050	490	445
Pool # 785294, 3.50%, 1/20/2051	1,458	1,317
Pool # CA8452, 3.00%, 2/20/2051	2,125	1,928
Pool # CA9005, 3.00%, 2/20/2051	423	392
Pool # CB1543, 3.00%, 2/20/2051	1,460	1,305
Pool # CA3588, 3.50%, 2/20/2051	1,442	1,330
Pool # CB1536, 3.50%, 2/20/2051	1,562	1,451
Pool # CB1542, 3.00%, 3/20/2051	933	835
Pool # CB4433, 3.00%, 3/20/2051	1,677	1,465
Pool # CC0070, 3.00%, 3/20/2051	232	211
Pool # CC8726, 3.00%, 3/20/2051	329	296
Pool # CC8738, 3.00%, 3/20/2051	405	364
Pool # CC8723, 3.50%, 3/20/2051	1,944	1,794
Pool # CC0088, 4.00%, 3/20/2051	80	76
Pool # CC0092, 4.00%, 3/20/2051	188	180
Pool # CC8727, 3.00%, 4/20/2051	510	456
SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CC8739, 3.00%, 4/20/2051	1,364	1,224
Pool # CC8740, 3.00%, 4/20/2051	1,159	1,039
Pool # CC8751, 3.00%, 4/20/2051	259	232
Pool # CA3563, 3.50%, 7/20/2051	1,005	939
Pool # CE2586, 3.50%, 7/20/2051	1,432	1,321
Pool # CK1527, 3.50%, 12/20/2051	1,033	960
Pool # CJ8184, 3.50%, 1/20/2052	1,101	1,016
Pool # CK2660, 3.00%, 2/20/2052	731	653
Pool # CK2716, 3.50%, 2/20/2052	854	779
Pool # CN3557, 4.50%, 5/20/2052	512	500
Pool # MA8200, 4.00%, 8/20/2052	266	251
GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (h)	694	604
Total Mortgage-Backed Securities (Cost $106,540)		95,535
Asset-Backed Securities — 2.4%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (d)	20	20
Series 2021-A, Class B, 1.79%, 4/15/2027 (d)	865	852
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (d)	302	271
ACHV ABS TRUST Series 2023-1PL, Class A, 6.42%, 3/18/2030 (d)	51	50
ACM Auto Trust Series 2023-1A, Class A, 6.61%, 1/22/2030 (d)	241	240
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.04%, 12/18/2037 (d) (h)	219	216
Series 2021-FL4, Class AS, 6.31%, 12/18/2037 (d) (h)	510	497
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	815	713
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	595	533
Series 2016-3, Class AA, 3.00%, 10/15/2028	421	373
Series 2021-1, Class B, 3.95%, 7/11/2030	862	751
American Credit Acceptance Receivables Trust Series 2023-1, Class D, 6.35%, 4/12/2029 (d)	325	321
AmeriCredit Automobile Receivables Trust
Series 2020-3, Class B, 0.76%, 12/18/2025	710	693
Series 2020-3, Class C, 1.06%, 8/18/2026	315	297
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (d)	420	395
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (d)	215	194
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (d)	725	647
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (d)	390	348
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (d)	330	281
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (d)	290	245
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (d)	50	49
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (d)	453	428
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (d)	507	464
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (d)	763	676
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (d)	575	549
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (d)	277	247
CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	290	269
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	405	361
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	967	821
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (d)	190	182
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (d)	526	517
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (d)	750	740
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (d)	63	62
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	480	421
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	627	540
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	92	84
Series 2021-1A, Class C, 2.70%, 11/21/2033 (d)	281	254
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (d)	298	290
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	77

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-2A, Class C, 1.10%, 2/16/2027 (d)	215	208
Series 2022-2A, Class D, 5.46%, 3/15/2028 (d)	385	373
Series 2023-1A, Class C, 5.55%, 10/16/2028 (d)	735	721
Series 2023-2A, Class D, 6.62%, 2/15/2029 (d)	460	456
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 (d)	327	290
Series 2021-A, Class C, 2.09%, 8/27/2035 (d)	148	129
Exeter Automobile Receivables Trust
Series 2021-2A, Class C, 0.98%, 6/15/2026	634	620
Series 2022-5A, Class C, 6.51%, 12/15/2027	505	504
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (d)	491	467
Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	392	376
Series 2023-1A, Class A2, 6.57%, 6/15/2028 (d)	790	782
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (d)	350	344
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (d)	1,145	981
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (d)	395	366
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (d)	298	295
Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	585	563
Series 2023-1, Class C, 5.43%, 5/15/2029 (d)	930	910
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (d) (h)	720	587
GLS Auto Receivables Issuer Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (d)	51	51
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (d)	1,090	949
Series 2021-3, Class D, 3.00%, 1/17/2041 (d)	633	534
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	333	333
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (d)	410	393
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (d)	428	424
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (d)	244	243
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (d)	123	120
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 7/20/2032 (d)	173	172
Series 2021-AA, Class A, 1.86%, 3/20/2036 (d)	1,065	935
Marlette Funding Trust Series 2021-1A, Class B, 1.00%, 6/16/2031 (d)	32	32
MVW LLC
Series 2021-2A, Class C, 2.23%, 5/20/2039 (d)	853	753
Series 2021-1WA, Class B, 1.44%, 1/22/2041 (d)	116	104
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (d)	650	635
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	435	404
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	383	346
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	1,086	978
Octane Receivables Trust
Series 2021-1A, Class A, 0.93%, 3/22/2027 (d)	216	210
Series 2023-1A, Class C, 6.37%, 9/20/2029 (d)	555	546
OneMain Direct Auto Receivables Trust
Series 2022-1A, Class B, 5.07%, 6/14/2029 (d)	475	461
Series 2023-1A, Class A, 5.41%, 11/14/2029 (d)	715	702
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (d)	260	221
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (d)	483	461
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (d)	2,075	1,880
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (d)	76	73
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (d)	50	49
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	633	605
Series 2021-3, Class A, 1.15%, 5/15/2029 (d)	264	261
Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (d)	213	211
SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (d) (h)	1,089	986
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (d) (g)	1,050	988
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (d) (g)	844	782
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (d)	513	462
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (d)	380	342
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (d)	810	754
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (d)	320	303
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (d)	2,223	1,948
Series 2023-SFR1, Class D, 4.65%, 3/17/2040 (d)	935	855
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (d)	910	842
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (d)	600	576
Series 2021-A, Class A, 2.30%, 12/22/2031 (d)	1,640	1,506
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (d)	470	438
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (d)	181	167
Series 2021-2A, Class B, 1.80%, 9/20/2038 (d)	214	195
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (d)	80	79
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	156	145
Series 2019-2, Class B, 3.50%, 5/1/2028	360	324
Series 2016-2, Class A, 3.10%, 10/7/2028	184	156
Series 2018-1, Class A, 3.70%, 3/1/2030	486	421
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (d)	92	88
Upstart Securitization Trust Series 2021-4, Class A, 0.84%, 9/20/2031 (d)	60	59
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (d)	236	233
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (d) (g)	185	178
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (g)	334	315
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (d)	47	46
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (g)	380	343
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (d) (g)	1,530	1,383
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (d) (g)	1,309	1,203
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (d) (g)	896	813
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (d) (g)	509	472
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (g)	938	878
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (d) (g)	1,203	1,096
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (d)	328	308
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (d)	169	167
Total Asset-Backed Securities (Cost $61,363)		56,800
Collateralized Mortgage Obligations — 0.9%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (d) (g)	1,087	1,020
Bayview Finance LLC, 4.00%, 7/12/2033 ‡	361	354
CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (d) (h)	662	640
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (d) (h)	833	765
FHLMC, REMIC
Series 4065, Class QB, 3.00%, 6/15/2042	675	596
Series 5225, Class QL, 4.00%, 5/25/2052	810	682
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	386	401
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	176	176
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	322	303
Series 2018-56, Class VN, 3.50%, 5/25/2038	665	600
Series 2014-52, Class BW, 3.00%, 9/25/2044	785	663
Series 2022-4, Class TA, 1.00%, 4/25/2051	985	782
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	79

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2022-46, Class GZ, 4.50%, 7/25/2052	705	625
Series 2019-7, Class CA, 3.50%, 11/25/2057	1,584	1,478
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	750	758
GNMA
Series 2004-47, Class PD, 6.00%, 6/16/2034	251	249
Series 2021-83, Class KB, 1.25%, 5/20/2051	453	349
Series 2022-93, Class JZ, 4.50%, 5/20/2052	451	352
Series 2014-H06, Class HB, 5.74%, 3/20/2064 (h)	170	170
Series 2015-H11, Class FC, 5.64%, 5/20/2065 (h)	451	445
Series 2015-H18, Class FA, 5.54%, 6/20/2065 (h)	178	177
Series 2021-H14, Class YD, 7.91%, 6/20/2071 (h)	994	918
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (g)	384	358
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (d) (h)	178	175
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (d) (h)	599	565
Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (g)	290	270
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	944	880
Series 2019-1, Class MT, 3.50%, 7/25/2058	340	303
Series 2019-2, Class M55D, 4.00%, 8/25/2058	916	860
Series 2019-3, Class M55D, 4.00%, 10/25/2058	929	872
Series 2019-4, Class M55D, 4.00%, 2/25/2059	378	355
Series 2020-1, Class M55G, 3.00%, 8/25/2059	848	766
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	1,109	980
Series 2020-3, Class TTW, 3.00%, 5/25/2060	1,048	963
Series 2022-1, Class MTU, 3.25%, 11/25/2061	334	291
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (d) (h)	1,844	1,506
Total Collateralized Mortgage Obligations (Cost $23,563)		21,647
Commercial Mortgage-Backed Securities — 0.4%
BPR Trust Series 2021-KEN, Class A, 6.51%, 2/15/2029 (d) (h)	475	466
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (d)	670	600
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 6.87%, 7/25/2041 (d) (h)	835	775
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.73%, 7/25/2024 (h)	64,048	267
Series K-1511, Class A1, 3.28%, 10/25/2030	681	644
Series K-1510, Class A2, 3.72%, 1/25/2031	265	250
Series K-150, Class A2, 3.71%, 9/25/2032 (h)	800	753
FNMA ACES
Series 2017-M11, Class A2, 2.98%, 8/25/2029	582	534
Series 2020-M50, Class X1, IO, 1.93%, 10/25/2030 (h)	2,079	133
Series 2021-M11, Class A2, 1.51%, 3/25/2031 (h)	554	439
Series 2022-M3, Class A2, 1.76%, 11/25/2031 (h)	725	586
Series 2022-M1S, Class A2, 2.15%, 4/25/2032 (h)	1,590	1,315
Series 2022-M2S, Class A1, 3.88%, 5/25/2032 (h)	805	769
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	117	109
Series 2021-M3, Class X1, IO, 2.05%, 11/25/2033 (h)	1,337	116
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (d) (h)	570	511
Series 2015-K48, Class C, 3.77%, 8/25/2048 (d) (h)	40	38
Series 2016-K56, Class B, 4.08%, 6/25/2049 (d) (h)	415	394
Series 2016-K58, Class B, 3.87%, 9/25/2049 (d) (h)	415	390
Series 2017-K728, Class C, 3.77%, 11/25/2050 (d) (h)	215	207
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 6.06%, 12/15/2037 (d) (h)	394	383
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	925	741
Total Commercial Mortgage-Backed Securities (Cost $11,173)		10,420
Foreign Government Securities — 0.1%
Kingdom of Saudi Arabia 2.25%, 2/2/2033 (d)	200	161
Republic of Panama 3.16%, 1/23/2030	300	263
Republic of Peru 2.78%, 12/1/2060	147	89
SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
United Mexican States
3.50%, 2/12/2034	730	609
6.34%, 5/4/2053	200	204
Total Foreign Government Securities (Cost $1,592)		1,326
Municipal Bonds — 0.0% (i) ^
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Winter Storm URI Series 2023A-2, Rev., 5.17%, 4/1/2041 (Cost $205)	205	211
	SHARES (000)
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (j) (Cost $37,281)	37,281	37,281
Total Investments — 99.8% (Cost $2,164,316)		2,364,167
Other Assets Less Liabilities — 0.2%		4,678
NET ASSETS — 100.0%		2,368,845

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of June 30, 2023.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2023.
(f)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
June 30, 2023 is $359 or 0.02% of the Fund’s net
assets as of June 30, 2023.

(g)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2023.

(h)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2023.

(i)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(j)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	81

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	53	09/15/2023	USD	11,889	363
U.S. Treasury 10 Year Note	354	09/20/2023	USD	39,753	(320)
					43
Short Contracts
EURO STOXX 50 Index	(129)	09/15/2023	EUR	(6,249)	(120)
MSCI EAFE E-Mini Index	(168)	09/15/2023	USD	(18,099)	(130)
MSCI Emerging Markets E-Mini Index	(590)	09/15/2023	USD	(29,435)	342
					92
					135

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 52.7%
Fixed Income — 15.5%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	43,193	309,694
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	237	1,409
JPMorgan High Yield Fund Class R6 Shares (a)	9,351	57,884
Total Fixed Income		368,987
International Equity — 3.3%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,124	79,474
U.S. Equity — 33.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	12,105	808,246
Total Investment Companies (Cost $1,072,152)		1,256,707
Exchange-Traded Funds — 39.6%
Alternative Assets — 1.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	411	34,684
Fixed Income — 5.5%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	2,807	129,658
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	54	2,411
Total Fixed Income		132,069
International Equity — 23.2%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	1,634	79,606
JPMorgan BetaBuilders International Equity ETF (a)	8,623	473,311
Total International Equity		552,917
U.S. Equity — 9.5%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,538	121,895
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,839	104,462
Total U.S. Equity		226,357
Total Exchange-Traded Funds (Cost $885,547)		946,027
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.7%
U.S. Treasury Bonds
1.13%, 5/15/2040	1,556	1,009
1.13%, 8/15/2040	1,166	750
1.38%, 11/15/2040	1,482	991
1.88%, 2/15/2041	1,252	909
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.25%, 5/15/2041	61	47
1.75%, 8/15/2041	1,410	991
3.38%, 8/15/2042	1,610	1,461
4.00%, 11/15/2042	65	65
3.13%, 2/15/2043	680	593
3.88%, 2/15/2043	405	395
3.88%, 5/15/2043	95	93
2.25%, 8/15/2046	120	88
1.38%, 8/15/2050	3,404	1,978
1.63%, 11/15/2050	2,119	1,316
1.88%, 2/15/2051	156	103
1.88%, 11/15/2051	360	238
2.25%, 2/15/2052	890	643
3.00%, 8/15/2052	1,119	951
3.63%, 2/15/2053	455	437
U.S. Treasury Notes
0.88%, 1/31/2024 (b)	6,616	6,445
3.88%, 3/31/2025	3,105	3,044
4.00%, 12/15/2025	250	246
0.50%, 2/28/2026	1,243	1,116
4.63%, 3/15/2026	1,110	1,111
3.13%, 8/31/2027	2,080	1,989
0.63%, 12/31/2027	3,770	3,222
3.50%, 1/31/2028	2,000	1,942
3.63%, 3/31/2028	3,030	2,959
3.13%, 8/31/2029	1,053	1,000
3.88%, 9/30/2029	1,125	1,114
3.50%, 1/31/2030	1,060	1,029
3.63%, 3/31/2030	800	782
2.75%, 8/15/2032	1,237	1,134
3.50%, 2/15/2033	1,250	1,218
Total U.S. Treasury Obligations (Cost $44,569)		41,409
Corporate Bonds — 1.2%
Aerospace & Defense — 0.1%
Boeing Co. (The) 2.70%, 2/1/2027	664	607
Leidos, Inc. 5.75%, 3/15/2033	50	50
Northrop Grumman Corp.
5.15%, 5/1/2040	37	36
3.85%, 4/15/2045	90	73
Raytheon Technologies Corp.
2.25%, 7/1/2030	80	68
5.15%, 2/27/2033	44	45
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	83

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Aerospace & Defense — continued
3.75%, 11/1/2046	80	64
2.82%, 9/1/2051	70	47
		990
Automobiles — 0.0% ^
Hyundai Capital America
5.65%, 6/26/2026 (c)	264	263
3.00%, 2/10/2027 (c)	200	182
2.38%, 10/15/2027 (c)	198	173
		618
Banks — 0.3%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (c) (d)	400	335
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (d)	106	95
(SOFR + 1.29%), 5.08%, 1/20/2027 (d)	59	58
(3-MONTH CME TERM SOFR + 1.77%), 3.71%, 4/24/2028 (d)	278	261
(SOFR + 1.58%), 4.38%, 4/27/2028 (d)	65	62
(SOFR + 1.63%), 5.20%, 4/25/2029 (d)	130	129
(SOFR + 1.33%), 2.97%, 2/4/2033 (d)	310	258
(SOFR + 1.91%), 5.29%, 4/25/2034 (d)	140	139
Bank of Montreal (Canada) 5.30%, 6/5/2026	70	70
Bank of Nova Scotia (The) (Canada) 4.85%, 2/1/2030	71	68
Banque Federative du Credit Mutuel SA (France) 4.94%, 1/26/2026 (c)	200	196
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (c) (d)	250	224
Citigroup, Inc.
(3-MONTH CME TERM SOFR + 1.41%), 3.52%, 10/27/2028 (d)	100	93
(SOFR + 1.35%), 3.06%, 1/25/2033 (d)	180	150
(3-MONTH CME TERM SOFR + 1.17%), 3.88%, 1/24/2039 (d)	88	74
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.40%), 5.56%, 2/28/2029 (c) (d)	250	247
Credit Agricole SA (France)
4.38%, 3/17/2025 (c)	200	193
(SOFR + 0.89%), 1.25%, 1/26/2027 (c) (d)	250	221
Federation des Caisses Desjardins du Quebec (Canada) 5.70%, 3/14/2028 (c)	200	200
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
HSBC Holdings plc (United Kingdom) (SOFR + 1.73%), 2.01%, 9/22/2028 (d)	400	343
Huntington National Bank (The) 5.65%, 1/10/2030	250	239
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (d)	200	177
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (d)	230	203
3.74%, 3/7/2029	184	168
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.78%, 7/6/2029 (d)	235	236
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 5.74%, 5/27/2031 (d)	250	250
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (d)	200	184
PNC Financial Services Group, Inc. (The) (SOFR + 1.93%), 5.07%, 1/24/2034 (d)	66	63
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (d)	250	223
(SOFR + 1.22%), 2.47%, 1/11/2028 (d)	200	175
Societe Generale SA (France) 4.25%, 4/14/2025 (c)	400	381
Toronto-Dominion Bank (The) (Canada) 5.16%, 1/10/2028	40	40
Truist Financial Corp.
(SOFR + 2.05%), 6.05%, 6/8/2027 (d)	50	50
(SOFR + 1.85%), 5.12%, 1/26/2034 (d)	35	33
Wells Fargo & Co.
4.30%, 7/22/2027	344	330
(SOFR + 2.53%), 3.07%, 4/30/2041 (d)	18	13
(SOFR + 2.13%), 4.61%, 4/25/2053 (d)	120	105
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040 (e)	44	29
3.13%, 11/18/2041 (e)	45	30
		6,345
Beverages — 0.0% ^
Constellation Brands, Inc. 4.50%, 5/9/2047	210	182
SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Biotechnology — 0.1%
AbbVie, Inc.
3.20%, 11/21/2029	198	179
4.05%, 11/21/2039	300	261
Amgen, Inc.
5.25%, 3/2/2033	75	75
3.15%, 2/21/2040	96	73
3.00%, 1/15/2052	70	47
Gilead Sciences, Inc. 2.60%, 10/1/2040	52	38
		673
Broadline Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	150	131
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	38	30
Trane Technologies Financing Ltd. 5.25%, 3/3/2033	40	40
		70
Capital Markets — 0.1%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	62	41
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (d)	300	267
(SOFR + 1.32%), 2.55%, 1/7/2028 (d)	150	130
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	290	279
(SOFR + 0.80%), 1.43%, 3/9/2027 (d)	75	67
(SOFR + 1.11%), 2.64%, 2/24/2028 (d)	450	408
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (c)	180	180
(SOFR + 1.53%), 2.87%, 1/14/2033 (c) (d)	150	120
Morgan Stanley
(SOFR + 1.73%), 5.12%, 2/1/2029 (d)	110	109
(SOFR + 1.59%), 5.16%, 4/20/2029 (d)	105	104
(SOFR + 1.20%), 2.51%, 10/20/2032 (d)	250	202
(SOFR + 1.49%), 3.22%, 4/22/2042 (d)	40	30
Nasdaq, Inc. 5.55%, 2/15/2034	30	30
S&P Global, Inc.
2.70%, 3/1/2029	69	62
4.25%, 5/1/2029	70	68
State Street Corp. (SOFR + 1.57%), 4.82%, 1/26/2034 (d)	40	39
UBS Group AG (Switzerland) 4.28%, 1/9/2028 (c)	500	462
		2,598
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	70	69
EIDP, Inc.
4.50%, 5/15/2026	69	68
4.80%, 5/15/2033	75	74
International Flavors & Fragrances, Inc. 2.30%, 11/1/2030 (c)	31	25
LYB International Finance III LLC 1.25%, 10/1/2025	30	27
Nutrien Ltd. (Canada)
5.90%, 11/7/2024	142	142
4.90%, 3/27/2028	86	84
RPM International, Inc. 2.95%, 1/15/2032	61	48
		537
Commercial Services & Supplies — 0.0% ^
Republic Services, Inc. 5.00%, 4/1/2034	30	30
Consumer Finance — 0.1%
AerCap Ireland Capital DAC (Ireland) 2.45%, 10/29/2026	300	268
Avolon Holdings Funding Ltd. (Ireland)
5.50%, 1/15/2026 (c)	259	251
2.53%, 11/18/2027 (c)	369	311
Capital One Financial Corp.
3.80%, 1/31/2028	102	94
(SOFR + 1.27%), 2.62%, 11/2/2032 (d)	45	35
General Motors Financial Co., Inc. 3.80%, 4/7/2025	105	101
		1,060
Consumer Staples Distribution & Retail — 0.0% ^
7-Eleven, Inc. 1.80%, 2/10/2031 (c)	140	111
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (c)	60	43
3.63%, 5/13/2051 (c)	65	44
		198
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (c)	49	44
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	20	17
Diversified REITs — 0.0% ^
Safehold GL Holdings LLC 2.85%, 1/15/2032	80	61
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	85

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified REITs — continued
WP Carey, Inc.
4.25%, 10/1/2026	26	25
2.40%, 2/1/2031	36	29
2.45%, 2/1/2032	40	31
		146
Diversified Telecommunication Services — 0.0% ^
AT&T, Inc.
2.75%, 6/1/2031	168	142
5.40%, 2/15/2034	40	40
3.50%, 6/1/2041	128	98
3.55%, 9/15/2055	76	53
Sprint Capital Corp. 6.88%, 11/15/2028	30	32
Verizon Communications, Inc.
2.10%, 3/22/2028	30	26
3.15%, 3/22/2030	124	110
2.36%, 3/15/2032	20	16
5.05%, 5/9/2033	115	114
2.65%, 11/20/2040	44	31
		662
Electric Utilities — 0.1%
AEP Transmission Co. LLC 5.40%, 3/15/2053	60	62
American Electric Power Co., Inc. 2.03%, 3/15/2024	200	194
Baltimore Gas and Electric Co. 5.40%, 6/1/2053	85	86
DTE Electric Co. 5.40%, 4/1/2053	75	77
Duke Energy Florida LLC 5.95%, 11/15/2052	62	67
Duke Energy Progress LLC 2.90%, 8/15/2051	40	27
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (c)	20	16
Edison International 5.75%, 6/15/2027	76	76
Emera US Finance LP (Canada) 4.75%, 6/15/2046	52	42
Entergy Louisiana LLC 4.00%, 3/15/2033	40	36
Entergy Mississippi LLC 5.00%, 9/1/2033	100	98
Evergy Metro, Inc. 4.95%, 4/15/2033	89	88
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (c)	71	70
Evergy, Inc. 2.90%, 9/15/2029	96	84
Eversource Energy 5.13%, 5/15/2033	70	69
Fells Point Funding Trust 3.05%, 1/31/2027 (c)	115	106
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (c)	44	37
Florida Power & Light Co. 5.30%, 4/1/2053	50	52
Fortis, Inc. (Canada) 3.06%, 10/4/2026	70	64
Indiana Michigan Power Co. 3.25%, 5/1/2051	55	38
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
ITC Holdings Corp. 2.95%, 5/14/2030 (c)	30	26
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (c)	44	43
Massachusetts Electric Co. 4.00%, 8/15/2046 (c)	13	10
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (c)	62	40
Northern States Power Co. 5.10%, 5/15/2053	100	98
NRG Energy, Inc. 2.45%, 12/2/2027 (c)	118	99
Ohio Power Co. 5.00%, 6/1/2033	70	69
Pacific Gas and Electric Co.
1.70%, 11/15/2023	35	34
3.25%, 2/16/2024	100	98
2.95%, 3/1/2026	51	47
6.40%, 6/15/2033	75	75
3.75%, 8/15/2042 (f)	62	43
PacifiCorp 5.50%, 5/15/2054	4	4
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	65	68
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	30	28
Series A-5, 5.10%, 6/1/2052	35	35
PPL Electric Utilities Corp. 5.25%, 5/15/2053	45	46
Public Service Co. of Oklahoma 5.25%, 1/15/2033	70	70
SCE Recovery Funding LLC Series A-1, 4.70%, 6/15/2040	55	53
Sigeco Securitization I LLC Series A1, 5.03%, 11/15/2036	53	53
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	40	36
Series C, 4.13%, 3/1/2048	30	24
5.70%, 3/1/2053	25	25
5.88%, 12/1/2053	67	68
Tucson Electric Power Co. 5.50%, 4/15/2053	90	90
Union Electric Co.
3.90%, 4/1/2052	43	35
5.45%, 3/15/2053	50	51
Vistra Operations Co. LLC 4.88%, 5/13/2024 (c)	96	94
		2,851
Entertainment — 0.0% ^
Activision Blizzard, Inc. 1.35%, 9/15/2030	48	38
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	79	75
SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Entertainment — continued
Walt Disney Co. (The)
2.65%, 1/13/2031	90	78
3.50%, 5/13/2040	84	70
		261
Financial Services — 0.0% ^
Corebridge Financial, Inc.
3.65%, 4/5/2027	35	32
3.85%, 4/5/2029	30	27
Global Payments, Inc. 3.20%, 8/15/2029	147	128
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	52	38
		225
Food Products — 0.0% ^
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	25	21
Kellogg Co. 5.25%, 3/1/2033	56	56
Kraft Heinz Foods Co.
4.63%, 10/1/2039	55	50
4.38%, 6/1/2046	29	25
Smithfield Foods, Inc. 3.00%, 10/15/2030 (c)	118	92
		244
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	45	30
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	40	32
Southern California Gas Co. 6.35%, 11/15/2052	125	139
		201
Ground Transportation — 0.0% ^
Canadian Pacific Railway Co. (Canada) 4.70%, 5/1/2048	37	33
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (c)	150	131
Union Pacific Corp.
3.55%, 8/15/2039	70	59
4.95%, 5/15/2053	50	50
		273
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	18	17
DH Europe Finance II SARL 3.25%, 11/15/2039	30	24
		41
Health Care Providers & Services — 0.1%
AHS Hospital Corp. 5.02%, 7/1/2045	40	39
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued
Banner Health 1.90%, 1/1/2031	100	81
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	25	16
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	70	46
CommonSpirit Health 2.78%, 10/1/2030	74	62
CVS Health Corp.
5.25%, 2/21/2033	60	60
2.70%, 8/21/2040	92	64
Elevance Health, Inc. 2.25%, 5/15/2030	100	84
HCA, Inc.
5.25%, 6/15/2026	224	221
5.50%, 6/1/2033	110	110
5.50%, 6/15/2047	25	23
3.50%, 7/15/2051	23	16
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	45	29
UnitedHealth Group, Inc. 5.88%, 2/15/2053	25	28
		879
Health Care REITs — 0.0% ^
Healthcare Realty Holdings LP 2.00%, 3/15/2031	88	68
Healthpeak OP LLC 2.13%, 12/1/2028	67	56
Physicians Realty LP 2.63%, 11/1/2031	25	19
Sabra Health Care LP 3.20%, 12/1/2031	45	34
		177
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp.
4.80%, 2/15/2033	90	89
3.35%, 3/12/2050	52	38
		127
Household Durables — 0.0% ^
MDC Holdings, Inc. 3.97%, 8/6/2061	55	33
Independent Power and Renewable Electricity Producers — 0.0% ^
Alexander Funding Trust 1.84%, 11/15/2023 (c)	198	194
Constellation Energy Generation LLC
3.25%, 6/1/2025	194	185
5.80%, 3/1/2033	59	60
5.75%, 10/1/2041	40	39
Southern Power Co. 5.15%, 9/15/2041	74	69
		547
Industrial REITs — 0.0% ^
Prologis LP 4.75%, 6/15/2033	50	49
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	87

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — 0.0% ^
Athene Global Funding 2.75%, 6/25/2024 (c)	92	89
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	40	33
Brown & Brown, Inc. 2.38%, 3/15/2031	92	74
F&G Global Funding 1.75%, 6/30/2026 (c)	40	36
New York Life Insurance Co. 3.75%, 5/15/2050 (c)	156	119
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (c)	40	34
Teachers Insurance & Annuity Association of America
4.27%, 5/15/2047 (c)	70	58
3.30%, 5/15/2050 (c)	96	66
		509
Interactive Media & Services — 0.0% ^
Meta Platforms, Inc. 5.60%, 5/15/2053	75	77
IT Services — 0.0% ^
CGI, Inc. (Canada)
1.45%, 9/14/2026	42	37
2.30%, 9/14/2031	75	59
		96
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	86	66
Media — 0.0% ^
Charter Communications Operating LLC
2.80%, 4/1/2031	142	114
3.50%, 3/1/2042	35	23
3.70%, 4/1/2051	96	61
Comcast Corp.
4.65%, 2/15/2033	110	109
3.25%, 11/1/2039	84	67
2.80%, 1/15/2051	130	86
5.35%, 5/15/2053	85	86
Discovery Communications LLC 3.63%, 5/15/2030	41	36
		582
Metals & Mining — 0.0% ^
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (c)	400	388
Glencore Funding LLC (Australia)
5.40%, 5/8/2028 (c)	75	74
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued
2.50%, 9/1/2030 (c)	96	79
Steel Dynamics, Inc. 1.65%, 10/15/2027	60	51
		592
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	44	28
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	70	77
Consumers Energy Co.
4.63%, 5/15/2033	75	73
3.25%, 8/15/2046	30	22
DTE Energy Co. 4.88%, 6/1/2028	100	98
Puget Energy, Inc. 2.38%, 6/15/2028	54	47
San Diego Gas & Electric Co. 2.95%, 8/15/2051	70	47
WEC Energy Group, Inc. 1.38%, 10/15/2027	44	38
		430
Office REITs — 0.0% ^
Corporate Office Properties LP 2.75%, 4/15/2031	54	41
Oil, Gas & Consumable Fuels — 0.1%
BP Capital Markets America, Inc.
3.63%, 4/6/2030	73	68
4.81%, 2/13/2033	70	69
2.77%, 11/10/2050	44	29
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	75	75
Enbridge, Inc. (Canada) 5.70%, 3/8/2033	60	61
Energy Transfer LP
3.90%, 5/15/2024 (f)	181	178
3.90%, 7/15/2026	146	139
4.40%, 3/15/2027	90	86
5.00%, 5/15/2044 (f)	105	88
Exxon Mobil Corp. 3.00%, 8/16/2039	146	116
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (c)	40	32
4.32%, 12/30/2039 (c)	30	22
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (c)	198	182
HF Sinclair Corp.
2.63%, 10/1/2023	22	22
5.88%, 4/1/2026	90	90
MPLX LP 4.50%, 4/15/2038	52	45
NGPL PipeCo LLC 3.25%, 7/15/2031 (c)	40	33
Phillips 66 Co.
3.55%, 10/1/2026	44	41
SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
5.30%, 6/30/2033	50	50
Plains All American Pipeline LP 4.65%, 10/15/2025	132	128
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	102	101
Targa Resources Corp. 4.20%, 2/1/2033	20	18
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	96	73
TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	45	42
Williams Cos., Inc. (The) 5.65%, 3/15/2033	40	40
		1,828
Personal Care Products — 0.0% ^
Kenvue, Inc.
5.00%, 3/22/2030 (c)	100	101
5.20%, 3/22/2063 (c)	70	72
		173
Pharmaceuticals — 0.1%
Merck & Co., Inc.
5.00%, 5/17/2053	50	51
5.15%, 5/17/2063	40	41
Pfizer Investment Enterprises Pte. Ltd.
4.75%, 5/19/2033	60	60
5.30%, 5/19/2053	110	114
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	400	303
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	60	57
Viatris, Inc. 3.85%, 6/22/2040	96	66
Zoetis, Inc. 5.60%, 11/16/2032	100	104
		796
Professional Services — 0.0% ^
Verisk Analytics, Inc. 5.75%, 4/1/2033	50	52
Residential REITs — 0.0% ^
UDR, Inc. 2.10%, 8/1/2032	88	67
Retail REITs — 0.0% ^
Brixmor Operating Partnership LP
2.25%, 4/1/2028	40	34
2.50%, 8/16/2031	20	16
Federal Realty OP LP 1.25%, 2/15/2026	70	62
Realty Income Corp. 4.85%, 3/15/2030	50	48
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (c)	158	150
		310
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	46	34
Broadcom, Inc. 3.19%, 11/15/2036 (c)	148	112
Intel Corp.
5.63%, 2/10/2043	25	25
5.70%, 2/10/2053	35	36
KLA Corp. 3.30%, 3/1/2050	130	97
Microchip Technology, Inc.
2.67%, 9/1/2023	19	19
0.98%, 9/1/2024	15	14
NXP BV (China)
2.50%, 5/11/2031	70	57
5.00%, 1/15/2033	30	29
3.25%, 5/11/2041	75	55
QUALCOMM, Inc. 4.50%, 5/20/2052	30	27
Texas Instruments, Inc. 5.05%, 5/18/2063	59	59
Xilinx, Inc. 2.38%, 6/1/2030	127	110
		674
Software — 0.0% ^
Oracle Corp.
4.90%, 2/6/2033	60	58
3.80%, 11/15/2037	184	151
5.55%, 2/6/2053	50	49
Roper Technologies, Inc. 1.75%, 2/15/2031	47	37
VMware, Inc.
1.40%, 8/15/2026	83	73
4.70%, 5/15/2030	84	80
Workday, Inc. 3.50%, 4/1/2027	53	50
		498
Specialized REITs — 0.0% ^
American Tower Corp. 1.88%, 10/15/2030	256	202
Crown Castle, Inc. 3.10%, 11/15/2029	96	84
CubeSmart LP 2.00%, 2/15/2031	102	80
Equinix, Inc.
2.90%, 11/18/2026	70	64
2.00%, 5/15/2028	89	76
Life Storage LP 2.40%, 10/15/2031	60	47
Public Storage 1.95%, 11/9/2028	32	27
		580
Specialty Retail — 0.0% ^
Advance Auto Parts, Inc. 5.95%, 3/9/2028	100	99
Home Depot, Inc. (The) 4.95%, 9/15/2052	36	36
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	89

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Specialty Retail — continued
Lowe's Cos., Inc.
1.70%, 10/15/2030	40	32
3.70%, 4/15/2046	162	123
		290
Technology Hardware, Storage & Peripherals — 0.0% ^
Apple, Inc.
3.45%, 2/9/2045	100	84
2.70%, 8/5/2051	120	83
Dell International LLC 6.20%, 7/15/2030	246	256
		423
Tobacco — 0.0% ^
Altria Group, Inc. 2.45%, 2/4/2032	70	55
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	92	79
4.39%, 8/15/2037	55	44
3.73%, 9/25/2040	96	68
		246
Trading Companies & Distributors — 0.0% ^
Air Lease Corp.
2.88%, 1/15/2026	50	46
1.88%, 8/15/2026	210	187
		233
Wireless Telecommunication Services — 0.0% ^
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (c)	35	28
Sprint LLC 7.63%, 3/1/2026	22	23
T-Mobile USA, Inc.
2.55%, 2/15/2031	100	83
5.05%, 7/15/2033	150	147
		281
Total Corporate Bonds (Cost $32,684)		29,053
Mortgage-Backed Securities — 1.1%
FHLMC Gold Pools, Other
Pool # WA4424, 4.40%, 12/1/2027	394	387
Pool # WN1157, 1.80%, 11/1/2028	335	288
Pool # WA1626, 3.45%, 8/1/2032	494	455
Pool # WN3225, 3.80%, 10/1/2034	200	187
Pool # WS4004, 4.40%, 9/1/2036	302	293
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	103	96
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # QA6772, 3.50%, 1/1/2050	404	373
Pool # RA4224, 3.00%, 11/1/2050	199	176
Pool # QB8503, 2.50%, 2/1/2051	232	198
Pool # QC4789, 3.00%, 7/1/2051	148	131
Pool # QE1637, 4.00%, 5/1/2052	67	64
Pool # QE1832, 4.50%, 5/1/2052	79	77
FNMA UMBS, 30 Year
Pool # BO1362, 4.00%, 6/1/2049	91	87
Pool # FM3118, 3.00%, 5/1/2050	155	138
Pool # CA6635, 2.50%, 8/1/2050	129	111
Pool # BR4318, 3.00%, 1/1/2051	387	342
Pool # BQ8009, 4.00%, 2/1/2051	448	427
Pool # BQ8010, 4.00%, 2/1/2051	627	595
Pool # CB2094, 3.00%, 11/1/2051	329	291
Pool # BU1805, 2.50%, 12/1/2051	263	224
Pool # CB2637, 2.50%, 1/1/2052	228	194
Pool # BU3079, 3.00%, 1/1/2052	96	84
Pool # BV0273, 3.00%, 1/1/2052	116	103
Pool # CB2670, 3.00%, 1/1/2052	175	154
Pool # BV4831, 3.00%, 2/1/2052	93	82
Pool # BV0295, 3.50%, 2/1/2052	245	228
Pool # BV6743, 4.50%, 5/1/2052	103	100
Pool # BV9515, 6.00%, 6/1/2052	94	96
Pool # BY4714, 5.00%, 6/1/2053	300	294
FNMA, Other
Pool # AM4660, 3.77%, 12/1/2025	59	57
Pool # BL2588, 2.97%, 8/1/2026	290	273
Pool # BS7317, 5.35%, 11/1/2027	449	456
Pool # BS7576, 4.86%, 12/1/2027	271	271
Pool # AM3010, 5.07%, 3/1/2028	106	108
Pool # BS6144, 3.97%, 1/1/2029	345	334
Pool # AM5319, 4.34%, 1/1/2029	93	92
Pool # BS8149, 4.97%, 9/1/2029	300	305
Pool # BS4290, 1.95%, 10/1/2029	500	423
Pool # BL4956, 2.41%, 11/1/2029	319	281
Pool # BS7361, 4.76%, 1/1/2030	520	522
Pool # BL9252, 1.37%, 3/1/2030	113	93
Pool # BS0154, 1.28%, 4/1/2030	77	62
Pool # AM4789, 4.18%, 11/1/2030	53	51
Pool # BL9494, 1.46%, 12/1/2030	75	60
Pool # BL9652, 1.56%, 12/1/2030	396	326
Pool # BS6024, 3.96%, 2/1/2031	210	201
Pool # BS7290, 5.64%, 2/1/2031	548	566
Pool # BS7121, 5.15%, 3/1/2031	400	408
Pool # BS6203, 4.26%, 4/1/2031	149	144
SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS8442, 4.74%, 4/1/2031	315	317
Pool # BS2915, 1.87%, 5/1/2031	60	49
Pool # BL2999, 3.15%, 6/1/2031	816	744
Pool # BS7813, 4.83%, 6/1/2031	209	212
Pool # BS6802, 4.93%, 6/1/2031	300	303
Pool # BL3774, 2.77%, 8/1/2031	100	88
Pool # BL3648, 2.85%, 8/1/2031	100	88
Pool # BL3700, 2.92%, 8/1/2031	100	89
Pool # BS5580, 3.68%, 1/1/2032	230	215
Pool # BS4654, 2.39%, 3/1/2032	244	207
Pool # BL5680, 2.44%, 3/1/2032	365	309
Pool # AN5952, 3.01%, 7/1/2032	102	91
Pool # AN6149, 3.14%, 7/1/2032	130	118
Pool # BS5530, 3.30%, 7/1/2032	422	384
Pool # BS8070, 5.35%, 7/1/2032	400	419
Pool # BS6345, 3.91%, 8/1/2032	115	109
Pool # BS6822, 3.81%, 10/1/2032	220	208
Pool # BS8528, 4.31%, 10/1/2032	520	510
Pool # BS6872, 4.41%, 10/1/2032	85	84
Pool # BS6928, 4.55%, 10/1/2032	90	90
Pool # BS6954, 4.93%, 10/1/2032	175	179
Pool # BS6819, 4.12%, 11/1/2032	275	267
Pool # BS7090, 4.45%, 12/1/2032	510	507
Pool # BS8428, 4.41%, 1/1/2033	355	352
Pool # BS5357, 3.41%, 3/1/2033	169	154
Pool # BS8416, 4.56%, 5/1/2033	165	166
Pool # AN9752, 3.65%, 7/1/2033	310	289
Pool # BS5511, 3.45%, 8/1/2033	225	206
Pool # BS5127, 3.15%, 9/1/2033	130	116
Pool # BL7124, 1.93%, 6/1/2035	160	127
Pool # AN0375, 3.76%, 12/1/2035	167	158
Pool # BF0045, 4.50%, 3/1/2052	61	60
Pool # BF0091, 3.50%, 5/1/2056	256	234
Pool # BF0108, 4.50%, 6/1/2056	118	115
Pool # BF0230, 5.50%, 1/1/2058	241	247
Pool # BF0497, 3.00%, 7/1/2060	139	119
Pool # BF0580, 3.50%, 12/1/2061	135	123
GNMA II, 30 Year
Pool # 783525, 4.50%, 12/20/2031	23	22
Pool # 784602, 4.00%, 5/20/2038	84	80
Pool # BS8546, 2.50%, 12/20/2050	276	234
Pool # 785294, 3.50%, 1/20/2051	291	263
Pool # CA8452, 3.00%, 2/20/2051	433	393
Pool # CA9005, 3.00%, 2/20/2051	391	362
Pool # CB1543, 3.00%, 2/20/2051	288	257
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CA3588, 3.50%, 2/20/2051	272	251
Pool # CB1536, 3.50%, 2/20/2051	663	616
Pool # CB1542, 3.00%, 3/20/2051	283	254
Pool # CB4433, 3.00%, 3/20/2051	513	449
Pool # CC0070, 3.00%, 3/20/2051	44	40
Pool # CC8726, 3.00%, 3/20/2051	63	57
Pool # CC8738, 3.00%, 3/20/2051	75	68
Pool # CC8723, 3.50%, 3/20/2051	698	644
Pool # CC0088, 4.00%, 3/20/2051	16	16
Pool # CC0092, 4.00%, 3/20/2051	31	30
Pool # CC8727, 3.00%, 4/20/2051	97	87
Pool # CC8739, 3.00%, 4/20/2051	279	250
Pool # CC8740, 3.00%, 4/20/2051	238	214
Pool # CC8751, 3.00%, 4/20/2051	55	49
Pool # CE9911, 3.00%, 7/20/2051	146	131
Pool # CE9913, 3.00%, 7/20/2051	85	76
Pool # CE9914, 3.00%, 7/20/2051	86	77
Pool # CE9915, 3.00%, 7/20/2051	127	115
Pool # CA3563, 3.50%, 7/20/2051	298	278
Pool # CE2586, 3.50%, 7/20/2051	311	287
Pool # CK1527, 3.50%, 12/20/2051	206	191
Pool # CJ8184, 3.50%, 1/20/2052	219	202
Pool # CK2716, 3.50%, 2/20/2052	190	174
Pool # CN3557, 4.50%, 5/20/2052	113	111
Total Mortgage-Backed Securities (Cost $27,899)		25,639
Asset-Backed Securities — 0.5%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (c)	4	4
Series 2021-A, Class B, 1.79%, 4/15/2027 (c)	185	182
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (c)	62	56
ACM Auto Trust Series 2023-1A, Class A, 6.61%, 1/22/2030 (c)	62	62
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 6.04%, 12/18/2037 (c) (g)	85	84
Series 2021-FL4, Class AS, 6.31%, 12/18/2037 (c) (g)	115	112
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (c)	170	149
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	121	108
Series 2016-3, Class AA, 3.00%, 10/15/2028	84	75
Series 2021-1, Class B, 3.95%, 7/11/2030	176	153
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	91

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
American Credit Acceptance Receivables Trust Series 2023-1, Class D, 6.35%, 4/12/2029 (c)	100	99
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (c)	102	96
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (c)	100	90
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (c)	100	89
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (c)	100	85
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (c)	78	73
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (c)	102	94
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (c)	152	135
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (c)	131	125
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (c)	195	166
CPS Auto Receivables Trust
Series 2021-A, Class C, 0.83%, 9/15/2026 (c)	71	71
Series 2021-B, Class C, 1.23%, 3/15/2027 (c)	109	107
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (c)	40	39
Crossroads Asset Trust Series 2021-A, Class B, 1.12%, 6/20/2025 (c)	78	77
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (c)	265	232
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (c)	54	49
Series 2021-1A, Class C, 2.70%, 11/21/2033 (c)	60	55
DT Auto Owner Trust
Series 2021-2A, Class C, 1.10%, 2/16/2027 (c)	270	261
Series 2022-2A, Class D, 5.46%, 3/15/2028 (c)	90	87
Series 2023-1A, Class C, 5.55%, 10/16/2028 (c)	190	186
Series 2023-2A, Class D, 6.62%, 2/15/2029 (c)	130	129
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 (c)	121	107
Exeter Automobile Receivables Trust
Series 2021-1A, Class C, 0.74%, 1/15/2026	128	127
Series 2021-2A, Class C, 0.98%, 6/15/2026	117	114
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2022-5A, Class C, 6.51%, 12/15/2027	115	115
FHF Trust
Series 2021-1A, Class A, 1.27%, 3/15/2027 (c)	128	123
Series 2023-1A, Class A2, 6.57%, 6/15/2028 (c)	220	218
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (c)	260	223
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (c)	100	93
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (c)	49	48
Series 2023-1, Class C, 5.43%, 5/15/2029 (c)	240	235
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (c) (g)	150	122
GLS Auto Receivables Issuer Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (c)	29	29
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (c)	9	9
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (c)	222	193
Series 2021-3, Class D, 3.00%, 1/17/2041 (c)	143	121
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	68	68
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (c)	85	82
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (c)	90	89
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (c)	27	26
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (c)	195	171
Marlette Funding Trust Series 2021-1A, Class B, 1.00%, 6/16/2031 (c)	7	7
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 (c)	174	153
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (c)	299	292
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (c)	195	175
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (c)	228	205
Octane Receivables Trust
Series 2021-1A, Class A, 0.93%, 3/22/2027 (c)	44	43
Series 2023-1A, Class C, 6.37%, 9/20/2029 (c)	145	143
SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
OneMain Direct Auto Receivables Trust
Series 2019-1A, Class B, 3.95%, 11/14/2028 (c)	225	213
Series 2022-1A, Class B, 5.07%, 6/14/2029 (c)	295	286
Series 2023-1A, Class A, 5.41%, 11/14/2029 (c)	190	187
Oportun Funding XIV LLC
Series 2021-A, Class A, 1.21%, 3/8/2028 (c)	96	92
Series 2021-A, Class B, 1.76%, 3/8/2028 (c)	302	286
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (c)	425	385
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (c)	20	20
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (c)	133	127
Series 2021-3, Class A, 1.15%, 5/15/2029 (c)	49	49
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (c) (g)	74	67
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (c) (f)	214	201
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (c) (f)	174	162
Progress Residential Trust
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (c)	205	191
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (c)	453	397
Series 2023-SFR1, Class D, 4.65%, 3/17/2040 (c)	250	228
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (c)	185	171
Republic Finance Issuance Trust Series 2021-A, Class A, 2.30%, 12/22/2031 (c)	334	307
Santander Drive Auto Receivables Trust Series 2023-1, Class C, 5.09%, 5/15/2030	120	117
SCF Equipment Leasing LLC Series 2022-2A, Class C, 6.50%, 8/20/2032 (c)	195	191
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (c)	76	70
Series 2021-2A, Class B, 1.80%, 9/20/2038 (c)	43	39
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (c)	17	17
United Airlines Pass-Through Trust
Series 2019-2, Class B, 3.50%, 5/1/2028	62	56
Series 2016-2, Class A, 3.10%, 10/7/2028	35	30
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-1, Class A, 3.70%, 3/1/2030	98	85
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (c)	50	49
VCAT LLC Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (c) (f)	69	65
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (c)	10	10
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (c) (f)	94	85
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (c) (f)	309	280
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (c) (f)	266	244
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (c) (f)	212	192
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (c) (f)	149	139
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (c) (f)	188	176
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (c) (f)	247	225
Westlake Automobile Receivables Trust Series 2023-1A, Class C, 5.74%, 8/15/2028 (c)	200	197
World Financial Network Credit Card Master Trust Series 2023-A, Class A, 5.02%, 3/15/2030	235	232
Total Asset-Backed Securities (Cost $13,417)		12,529
Collateralized Mortgage Obligations — 0.3%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (c) (f)	285	267
Bayview Finance LLC, 4.00%, 7/12/2033 ‡	79	78
CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (c) (g)	208	201
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (c) (g)	174	160
FHLMC, REMIC Series 4065, Class QB, 3.00%, 6/15/2042	185	163
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	80	83
FNMA, Grantor Trust, Whole Loan
Series 2001-T12, Class A1, 6.50%, 8/25/2041	150	150
Series 2002-T4, Class A1, 6.50%, 12/25/2041	17	18
FNMA, REMIC
Series 2017-35, Class VA, 4.00%, 7/25/2028	120	115
Series 2018-72, Class VB, 3.50%, 10/25/2031	298	281
Series 2018-56, Class VN, 3.50%, 5/25/2038	180	162
Series 2011-41, Class KA, 4.00%, 1/25/2041	4	4
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	93

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2022-4, Class TA, 1.00%, 4/25/2051	269	214
Series 2019-7, Class CA, 3.50%, 11/25/2057	319	298
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	156	157
GNMA
Series 2020-185, Class PE, 1.50%, 12/20/2050	278	214
Series 2021-83, Class KB, 1.25%, 5/20/2051	345	266
Series 2022-151, Class B, 4.25%, 9/20/2052	150	130
Series 2012-H31, Class FD, 5.43%, 12/20/2062 (g)	115	114
Series 2015-H16, Class FG, 5.53%, 7/20/2065 (g)	68	68
Series 2016-H13, Class FT, 5.67%, 5/20/2066 (g)	68	68
Series 2016-H26, Class FC, 6.09%, 12/20/2066 (g)	255	255
Series 2021-H14, Class YD, 7.91%, 6/20/2071 (g)	199	183
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (c) (f)	87	82
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (c) (g)	183	181
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (c) (g)	265	250
Series 2021-10, Class A1, 2.49%, 10/25/2026 (c) (f)	73	68
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	190	177
Series 2018-3, Class M55D, 4.00%, 8/25/2057 (g)	260	243
Series 2018-2, Class M55D, 4.00%, 11/25/2057	315	295
Series 2018-4, Class M55D, 4.00%, 3/25/2058	169	160
Series 2019-1, Class MT, 3.50%, 7/25/2058	87	77
Series 2019-2, Class M55D, 4.00%, 8/25/2058	280	263
Series 2019-3, Class MB, 3.50%, 10/25/2058	225	187
Series 2019-3, Class M55D, 4.00%, 10/25/2058	262	245
Series 2019-4, Class M55D, 4.00%, 2/25/2059	97	91
Series 2022-1, Class MTU, 3.25%, 11/25/2061	85	74
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (c) (g)	384	314
Total Collateralized Mortgage Obligations (Cost $6,856)		6,356
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 0.1%
BPR Trust Series 2021-KEN, Class A, 6.51%, 2/15/2029 (c) (g)	220	216
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (c)	170	152
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 6.87%, 7/25/2041 (c) (g)	173	160
FHLMC, Multifamily Structured Pass-Through Certificates
Series K136, Class A2, 2.13%, 11/25/2031	259	216
Series K140, Class A2, 2.25%, 1/25/2032	262	220
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.73%, 7/25/2024 (g)	14,612	61
Series K-150, Class A2, 3.71%, 9/25/2032 (g)	185	174
FNMA ACES
Series 2018-M10, Class A1, 3.47%, 7/25/2028 (g)	30	30
Series 2020-M38, Class X2, IO, 2.10%, 11/25/2028 (g)	1,555	104
Series 2017-M11, Class A2, 2.98%, 8/25/2029	150	137
Series 2020-M50, Class A2, 1.20%, 10/25/2030	145	127
Series 2020-M50, Class X1, IO, 1.93%, 10/25/2030 (g)	2,125	136
Series 2022-M3, Class A2, 1.76%, 11/25/2031 (g)	185	150
Series 2022-M1S, Class A2, 2.15%, 4/25/2032 (g)	365	302
Series 2022-M2S, Class A1, 3.88%, 5/25/2032 (g)	183	175
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	152	143
Series 2021-M3, Class X1, IO, 2.05%, 11/25/2033 (g)	779	68
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.71%, 10/25/2027 (c) (g)	115	103
Series 2016-K56, Class B, 4.08%, 6/25/2049 (c) (g)	85	81
Series 2016-K58, Class B, 3.87%, 9/25/2049 (c) (g)	465	437
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (c)	195	156
Total Commercial Mortgage-Backed Securities (Cost $3,495)		3,348
SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 0.0% (h) ^
Texas — 0.0% ^
Texas Natural Gas Securitization Finance Corp., Winter Storm URI Series 2023A-2, Rev., 5.17%, 4/1/2041 (Cost $55)	55	56
	SHARES (000)
Short-Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (i) (Cost $52,938)	52,938	52,938
Total Investments — 99.4% (Cost $2,139,612)		2,374,062
Other Assets Less Liabilities — 0.6%		13,260
NET ASSETS — 100.0%		2,387,322

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2023.
(e)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
June 30, 2023 is $59 or 0.00% of the Fund’s net
assets as of June 30, 2023.

(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of June 30, 2023.

(g)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of June 30, 2023.

(h)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(i)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	95

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	168	09/15/2023	USD	37,687	1,151
U.S. Treasury 10 Year Note	389	09/20/2023	USD	43,683	(319)
					832
Short Contracts
EURO STOXX 50 Index	(127)	09/15/2023	EUR	(6,152)	(118)
MSCI EAFE E-Mini Index	(165)	09/15/2023	USD	(17,775)	(127)
MSCI Emerging Markets E-Mini Index	(591)	09/15/2023	USD	(29,485)	342
					97
					929

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 56.0%
Fixed Income — 13.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	5,612	57,191
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	23,949	171,716
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,792	10,643
JPMorgan High Yield Fund Class R6 Shares (a)	7,747	47,954
Total Fixed Income		287,504
International Equity — 3.9%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,454	84,587
U.S. Equity — 38.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	12,631	843,371
Total Investment Companies (Cost $1,009,372)		1,215,462
Exchange-Traded Funds — 41.8%
Alternative Assets — 1.6%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	429	36,242
Fixed Income — 3.2%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	1,239	57,221
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	265	11,819
Total Fixed Income		69,040
International Equity — 26.2%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	1,738	84,671
JPMorgan BetaBuilders International Equity ETF (a)	8,798	482,908
Total International Equity		567,579
U.S. Equity — 10.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,596	126,479
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,897	107,773
Total U.S. Equity		234,252
Total Exchange-Traded Funds (Cost $842,346)		907,113
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $5,803)	5,928	5,775
	SHARES (000)
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $29,871)	29,871	29,871
Total Investments — 99.5% (Cost $1,887,392)		2,158,221
Other Assets Less Liabilities — 0.5%		10,157
NET ASSETS — 100.0%		2,168,378

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	97

JPMorgan SmartRetirement® Blend 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	83	09/15/2023	USD	18,619	569
U.S. Treasury 10 Year Note	320	09/20/2023	USD	35,935	(290)
					279
Short Contracts
EURO STOXX 50 Index	(115)	09/15/2023	EUR	(5,570)	(107)
MSCI EAFE E-Mini Index	(150)	09/15/2023	USD	(16,160)	(115)
MSCI Emerging Markets E-Mini Index	(535)	09/15/2023	USD	(26,691)	310
					88
					367

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

98	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 53.8%
Fixed Income — 6.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	2,487	25,346
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	10,614	76,101
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,097	6,514
JPMorgan High Yield Fund Class R6 Shares (a)	1,974	12,218
Total Fixed Income		120,179
International Equity — 4.4%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,094	79,001
U.S. Equity — 42.8%
JPMorgan Equity Index Fund Class R6 Shares (a)	11,638	777,088
Total Investment Companies (Cost $783,848)		976,268
Exchange-Traded Funds — 44.1%
Alternative Assets — 1.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	391	33,037
Fixed Income — 2.1%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	549	25,360
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	270	12,045
Total Fixed Income		37,405
International Equity — 28.4%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	1,570	76,482
JPMorgan BetaBuilders International Equity ETF (a)	8,008	439,547
Total International Equity		516,029
U.S. Equity — 11.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,462	115,878
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,735	98,570
Total U.S. Equity		214,448
Total Exchange-Traded Funds (Cost $746,713)		800,919
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $4,807)	4,911	4,784
	SHARES (000)
Short-Term Investments — 1.7%
Investment Companies — 1.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $31,032)	31,032	31,032
Total Investments — 99.9% (Cost $1,566,400)		1,813,003
Other Assets Less Liabilities — 0.1%		1,643
NET ASSETS — 100.0%		1,814,646

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	99

JPMorgan SmartRetirement® Blend 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	62	09/15/2023	USD	13,908	425
U.S. Treasury 10 Year Note	267	09/20/2023	USD	29,983	(242)
					183
Short Contracts
EURO STOXX 50 Index	(95)	09/15/2023	EUR	(4,602)	(88)
MSCI EAFE E-Mini Index	(124)	09/15/2023	USD	(13,359)	(95)
MSCI Emerging Markets E-Mini Index	(448)	09/15/2023	USD	(22,351)	259
					76
					259

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

100	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 53.0%
Fixed Income — 4.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,295	13,197
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	5,531	39,658
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	831	4,934
JPMorgan High Yield Fund Class R6 Shares (a)	967	5,983
Total Fixed Income		63,772
International Equity — 4.5%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,225	65,530
U.S. Equity — 44.1%
JPMorgan Equity Index Fund Class R6 Shares (a)	9,675	646,013
Total Investment Companies (Cost $617,159)		775,315
Exchange-Traded Funds — 44.6%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	324	27,349
Fixed Income — 1.3%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	283	13,042
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	132	5,898
Total Fixed Income		18,940
International Equity — 29.2%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	1,303	63,487
JPMorgan BetaBuilders International Equity ETF (a)	6,644	364,687
Total International Equity		428,174
U.S. Equity — 12.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,215	96,298
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,444	82,047
Total U.S. Equity		178,345
Total Exchange-Traded Funds (Cost $607,794)		652,808
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $3,657)	3,736	3,640
	SHARES (000)
Short-Term Investments — 1.5%
Investment Companies — 1.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $21,739)	21,739	21,739
Total Investments — 99.3% (Cost $1,250,349)		1,453,502
Other Assets Less Liabilities — 0.7%		9,511
NET ASSETS — 100.0%		1,463,013

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	101

JPMorgan SmartRetirement® Blend 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	52	09/15/2023	USD	11,665	356
U.S. Treasury 10 Year Note	214	09/20/2023	USD	24,032	(194)
					162
Short Contracts
EURO STOXX 50 Index	(76)	09/15/2023	EUR	(3,681)	(71)
MSCI EAFE E-Mini Index	(99)	09/15/2023	USD	(10,665)	(76)
MSCI Emerging Markets E-Mini Index	(360)	09/15/2023	USD	(17,960)	209
					62
					224

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

102	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 53.0%
Fixed Income — 4.3%
JPMorgan Core Bond Fund Class R6 Shares (a)	745	7,588
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,180	22,802
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	477	2,835
JPMorgan High Yield Fund Class R6 Shares (a)	556	3,437
Total Fixed Income		36,662
International Equity — 4.5%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,445	37,918
U.S. Equity — 44.2%
JPMorgan Equity Index Fund Class R6 Shares (a)	5,585	372,940
Total Investment Companies (Cost $361,620)		447,520
Exchange-Traded Funds — 44.6%
Alternative Assets — 1.8%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	186	15,728
Fixed Income — 1.3%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	162	7,495
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	76	3,390
Total Fixed Income		10,885
International Equity — 29.3%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	754	36,739
JPMorgan BetaBuilders International Equity ETF (a)	3,838	210,654
Total International Equity		247,393
U.S. Equity — 12.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	702	55,613
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	834	47,383
Total U.S. Equity		102,996
Total Exchange-Traded Funds (Cost $349,722)		377,002
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $2,238)	2,286	2,227
	SHARES (000)
Short-Term Investments — 1.9%
Investment Companies — 1.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $16,149)	16,149	16,149
Total Investments — 99.8% (Cost $729,729)		842,898
Other Assets Less Liabilities — 0.2%		1,920
NET ASSETS — 100.0%		844,818

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	103

JPMorgan SmartRetirement® Blend 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	30	09/15/2023	USD	6,730	206
U.S. Treasury 10 Year Note	124	09/20/2023	USD	13,925	(112)
					94
Short Contracts
EURO STOXX 50 Index	(44)	09/15/2023	EUR	(2,131)	(41)
MSCI EAFE E-Mini Index	(57)	09/15/2023	USD	(6,141)	(44)
MSCI Emerging Markets E-Mini Index	(208)	09/15/2023	USD	(10,377)	120
					35
					129

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

104	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 53.0%
Fixed Income — 4.5%
JPMorgan Core Bond Fund Class R6 Shares (a)	366	3,734
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,564	11,213
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	214	1,271
JPMorgan High Yield Fund Class R6 Shares (a)	249	1,541
Total Fixed Income		17,759
International Equity — 4.4%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,120	17,368
U.S. Equity — 44.1%
JPMorgan Equity Index Fund Class R6 Shares (a)	2,592	173,084
Total Investment Companies (Cost $182,247)		208,211
Exchange-Traded Funds — 44.8%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	88	7,430
Fixed Income — 1.4%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	81	3,737
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	34	1,520
Total Fixed Income		5,257
International Equity — 29.3%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	357	17,394
JPMorgan BetaBuilders International Equity ETF (a)	1,781	97,760
Total International Equity		115,154
U.S. Equity — 12.2%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	326	25,826
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	387	22,004
Total U.S. Equity		47,830
Total Exchange-Traded Funds (Cost $166,682)		175,671
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 0.88%, 1/31/2024 (b) (Cost $821)	839	817
	SHARES (000)
Short-Term Investments — 2.6%
Investment Companies — 2.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c) (Cost $10,279)	10,279	10,279
Total Investments — 100.6% (Cost $360,029)		394,978
Liabilities in Excess of Other Assets — (0.6)%		(2,308)
NET ASSETS — 100.0%		392,670

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	105

JPMorgan SmartRetirement® Blend 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	13	09/15/2023	USD	2,916	90
U.S. Treasury 10 Year Note	57	09/20/2023	USD	6,401	(52)
					38
Short Contracts
EURO STOXX 50 Index	(20)	09/15/2023	EUR	(969)	(19)
MSCI EAFE E-Mini Index	(26)	09/15/2023	USD	(2,801)	(20)
MSCI Emerging Markets E-Mini Index	(95)	09/15/2023	USD	(4,740)	55
					16
					54

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

106	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2065 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 52.0%
Fixed Income — 4.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	7	71
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	30	214
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3	18
JPMorgan High Yield Fund Class R6 Shares (a)	4	28
Total Fixed Income		331
International Equity — 3.2%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	16	238
U.S. Equity — 44.4%
JPMorgan Equity Index Fund Class R6 Shares (a)	50	3,343
Total Investment Companies (Cost $3,629)		3,912
Exchange-Traded Funds — 43.8%
Alternative Assets — 1.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	2	139
Fixed Income — 1.3%
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	1	71
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	1	29
Total Fixed Income		100
International Equity — 28.3%
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	7	336
JPMorgan BetaBuilders International Equity ETF (a)	32	1,793
Total International Equity		2,129
U.S. Equity — 12.3%
iShares Russell 2000 ETF	2	427
SPDR S&P MidCap 400 ETF Trust	1	499
Total U.S. Equity		926
Total Exchange-Traded Funds (Cost $3,192)		3,294
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 5.6%
Investment Companies — 5.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b) (Cost $423)	423	423
Total Investments — 101.4% (Cost $7,244)		7,629
Liabilities in Excess of Other Assets — (1.4)%		(102)
NET ASSETS — 100.0%		7,527

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	107

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$145,681	$5,689	$201,617
Investments in affiliates, at value	505,698	15,133	674,408
Cash	148	4	199
Receivables:
Investment securities sold	9,239	270	13,670
Fund shares sold	12,956	—	318
Interest from non-affiliates	968	24	1,205
Dividends from non-affiliates	—	2	—
Dividends from affiliates	5	— (a)	6
Variation margin on futures contracts	160	124	138
Due from adviser	5	29	—
Total Assets	674,860	21,275	891,561
LIABILITIES:
Payables:
Investment securities purchased	5,701	154	7,233
Fund shares redeemed	143	87	13,941
Accrued liabilities:
Investment advisory fees	—	—	8
Administration fees	25	—	34
Distribution fees	— (a)	— (a)	1
Service fees	5	4	5
Custodian and accounting fees	13	14	14
Other	30	51	34
Total Liabilities	5,917	310	21,270
Net Assets	$668,943	$20,965	$870,291

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

108	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$678,081	$22,171	$893,179
Total distributable earnings (loss)	(9,138)	(1,206)	(22,888)
Total Net Assets	$668,943	$20,965	$870,291
Net Assets:
Class I	$1,581	$19,725	$1,803
Class R2	19	24	18
Class R3	743	24	2,072
Class R4	15,175	24	15,033
Class R5	11,304	25	12,498
Class R6	640,121	1,143	838,867
Total	$668,943	$20,965	$870,291
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	93	1,380	95
Class R2	1	1	1
Class R3	44	2	109
Class R4	892	2	791
Class R5	664	2	657
Class R6	37,549	80	44,085
Net Asset Value (a):
Class I — Offering and redemption price per share	$17.05	$14.29	$19.04
Class R2 — Offering and redemption price per share	17.02	14.23	19.00
Class R3 — Offering and redemption price per share	17.00	14.25	19.02
Class R4 — Offering and redemption price per share	17.02	14.28	19.00
Class R5 — Offering and redemption price per share	17.03	14.29	19.02
Class R6 — Offering and redemption price per share	17.05	14.30	19.03
Cost of investments in non-affiliates	$161,791	$6,283	$229,800
Cost of investments in affiliates	470,441	14,816	615,956

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	109

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$388,795	$412,600	$118,390
Investments in affiliates, at value	1,482,168	1,951,567	2,255,672
Cash	158	130	236
Receivables:
Investment securities sold	29,086	26,304	31,322
Fund shares sold	1,234	905	1,404
Interest from non-affiliates	2,506	2,660	803
Dividends from affiliates	5	5	7
Variation margin on futures contracts	236	—	93
Due from adviser	—	—	2
Total Assets	1,904,188	2,394,171	2,407,929
LIABILITIES:
Payables:
Investment securities purchased	15,201	23,579	19,041
Fund shares redeemed	1,743	1,433	1,375
Variation margin on futures contracts	—	83	—
Accrued liabilities:
Investment advisory fees	22	36	— (a)
Administration fees	82	104	103
Distribution fees	1	1	2
Service fees	11	14	14
Custodian and accounting fees	21	25	23
Other	34	51	49
Total Liabilities	17,115	25,326	20,607
Net Assets	$1,887,073	$2,368,845	$2,387,322

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

110	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$1,863,344	$2,245,566	$2,205,788
Total distributable earnings (loss)	23,729	123,279	181,534
Total Net Assets	$1,887,073	$2,368,845	$2,387,322
Net Assets:
Class I	$4,455	$6,269	$2,765
Class R2	1,260	384	333
Class R3	4,169	6,248	7,679
Class R4	29,511	37,680	39,322
Class R5	21,647	25,006	25,074
Class R6	1,826,031	2,293,258	2,312,149
Total	$1,887,073	$2,368,845	$2,387,322
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	208	266	107
Class R2	59	16	13
Class R3	196	267	299
Class R4	1,382	1,603	1,528
Class R5	1,013	1,064	973
Class R6	85,424	97,452	89,708
Net Asset Value (a):
Class I — Offering and redemption price per share	$21.42	$23.56	$25.81
Class R2 — Offering and redemption price per share	21.27	23.46	25.95
Class R3 — Offering and redemption price per share	21.33	23.43	25.68
Class R4 — Offering and redemption price per share	21.35	23.50	25.73
Class R5 — Offering and redemption price per share	21.37	23.51	25.76
Class R6 — Offering and redemption price per share	21.38	23.53	25.77
Cost of investments in non-affiliates	$437,228	$460,537	$128,975
Cost of investments in affiliates	1,332,738	1,703,779	2,010,637

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	111

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$5,775	$4,784	$3,640
Investments in affiliates, at value	2,152,446	1,808,219	1,449,862
Cash	151	134	112
Receivables:
Investment securities sold	20,622	12,269	11,040
Fund shares sold	909	1,601	1,346
Interest from non-affiliates	22	18	14
Dividends from affiliates	4	4	3
Variation margin on futures contracts	1,359	1,476	918
Total Assets	2,181,288	1,828,505	1,466,935
LIABILITIES:
Payables:
Investment securities purchased	11,174	12,329	2,932
Fund shares redeemed	1,567	1,356	842
Accrued liabilities:
Investment advisory fees	3	28	26
Administration fees	94	76	60
Distribution fees	1	1	1
Service fees	11	10	8
Custodian and accounting fees	18	15	12
Other	42	44	41
Total Liabilities	12,910	13,859	3,922
Net Assets	$2,168,378	$1,814,646	$1,463,013
SEE NOTES TO FINANCIAL STATEMENTS.

112	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund
NET ASSETS:
Paid-in-Capital	$1,934,644	$1,595,792	$1,281,243
Total distributable earnings (loss)	233,734	218,854	181,770
Total Net Assets	$2,168,378	$1,814,646	$1,463,013
Net Assets:
Class I	$3,010	$5,768	$804
Class R2	363	277	542
Class R3	5,191	5,303	2,723
Class R4	32,552	23,518	25,985
Class R5	16,583	13,964	12,384
Class R6	2,110,679	1,765,816	1,420,575
Total	$2,168,378	$1,814,646	$1,463,013
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	111	204	28
Class R2	13	10	19
Class R3	193	189	97
Class R4	1,202	836	924
Class R5	612	496	440
Class R6	77,784	62,578	50,377
Net Asset Value (a):
Class I — Offering and redemption price per share	$27.16	$28.19	$28.30
Class R2 — Offering and redemption price per share	27.00	28.09	28.00
Class R3 — Offering and redemption price per share	27.01	28.07	28.10
Class R4 — Offering and redemption price per share	27.09	28.13	28.14
Class R5 — Offering and redemption price per share	27.12	28.18	28.17
Class R6 — Offering and redemption price per share	27.13	28.22	28.20
Cost of investments in non-affiliates	$5,803	$4,807	$3,657
Cost of investments in affiliates	1,881,589	1,561,593	1,246,692

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	113

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
ASSETS:
Investments in non-affiliates, at value	$2,227	$817	$926
Investments in affiliates, at value	840,671	394,161	6,703
Cash	72	43	1
Deferred offering costs (See Note 2.H.)	—	—	45
Receivables:
Investment securities sold	4,680	1,098	—
Fund shares sold	1,251	1,035	2
Interest from non-affiliates	8	3	—
Dividends from non-affiliates	—	—	2
Dividends from affiliates	2	2	— (a)
Variation margin on futures contracts	226	566	—
Due from adviser	—	3	12
Total Assets	849,137	397,728	7,691
LIABILITIES:
Payables:
Investment securities purchased	3,240	4,465	152
Fund shares redeemed	986	544	— (a)
Accrued liabilities:
Investment advisory fees	9	—	—
Administration fees	31	10	—
Distribution fees	— (a)	— (a)	— (a)
Service fees	5	3	— (a)
Custodian and accounting fees	10	10	4
Trustees’ and Chief Compliance Officer’s fees	—	—	— (a)
Other	38	26	8
Total Liabilities	4,319	5,058	164
Net Assets	$844,818	$392,670	$7,527

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

114	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
NET ASSETS:
Paid-in-Capital	$744,338	$363,739	$7,099
Total distributable earnings (loss)	100,480	28,931	428
Total Net Assets	$844,818	$392,670	$7,527
Net Assets:
Class I	$1,361	$10,506	$23
Class R2	255	505	23
Class R3	1,161	207	23
Class R4	13,206	3,378	23
Class R5	8,435	2,992	23
Class R6	820,400	375,082	7,412
Total	$844,818	$392,670	$7,527
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	49	481	1
Class R2	9	23	1
Class R3	42	10	1
Class R4	473	155	1
Class R5	302	136	2
Class R6	29,282	17,164	431
Net Asset Value (a):
Class I — Offering and redemption price per share	$28.02	$21.83	$17.19
Class R2 — Offering and redemption price per share	27.99	21.76	17.15
Class R3 — Offering and redemption price per share	27.89	21.78	17.17
Class R4 — Offering and redemption price per share	27.93	21.84	17.19
Class R5 — Offering and redemption price per share	27.99	21.83	17.20
Class R6 — Offering and redemption price per share	28.02	21.85	17.21
Cost of investments in non-affiliates	$2,238	$821	$889
Cost of investments in affiliates	727,491	359,208	6,355

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	115

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,836	$140	$6,257
Interest income from affiliates	2	—	3
Dividend income from non-affiliates	—	15	—
Dividend income from affiliates	13,321	455	21,342
Total investment income	17,159	610	27,602
EXPENSES:
Investment advisory fees	865	32	1,417
Administration fees	433	16	709
Distribution fees:
Class R2	— (a)	— (a)	— (a)
Class R3	12	— (a)	28
Service fees:
Class I	5	51	7
Class R2	— (a)	— (a)	— (a)
Class R3	12	— (a)	28
Class R4	37	— (a)	54
Class R5	14	— (a)	17
Custodian and accounting fees	45	41	48
Interest expense to affiliates	1	—	1
Professional fees	37	34	40
Trustees’ and Chief Compliance Officer’s fees	28	26	29
Printing and mailing costs	33	48	44
Registration and filing fees	82	109	74
Transfer agency fees (See Note 2.J.)	9	— (a)	13
Other	20	14	26
Total expenses	1,633	371	2,535
Less fees waived	(1,043)	(48)	(1,656)
Less expense reimbursements	(168)	(260)	(198)
Net expenses	422	63	681
Net investment income (loss)	16,737	547	26,921

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

116	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(3,678)	$(105)	$(6,423)
Investments in affiliates	(13,883)	(104)	(26,052)
Futures contracts	(2,159)	(59)	(2,755)
Foreign currency transactions	13	— (a)	78
Net realized gain (loss)	(19,707)	(268)	(35,152)
Distribution of capital gains received from investment company affiliates	144	6	250
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(348)	134	256
Investments in affiliates	40,872	1,137	67,901
Futures contracts	(320)	4	(462)
Foreign currency translations	44	14	52
Change in net unrealized appreciation/depreciation	40,248	1,289	67,747
Net realized/unrealized gains (losses)	20,685	1,027	32,845
Change in net assets resulting from operations	$37,422	$1,574	$59,766

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	117

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11,029	$11,352	$3,106
Interest income from affiliates	4	2	2
Dividend income from affiliates	39,780	47,217	51,048
Total investment income	50,813	58,571	54,156
EXPENSES:
Investment advisory fees	2,691	3,309	3,212
Administration fees	1,346	1,655	1,606
Distribution fees:
Class R2	6	1	1
Class R3	49	82	59
Service fees:
Class I	13	20	8
Class R2	3	1	— (a)
Class R3	49	82	59
Class R4	94	122	122
Class R5	37	41	35
Custodian and accounting fees	75	89	82
Interest expense to affiliates	2	3	2
Professional fees	45	47	46
Trustees’ and Chief Compliance Officer’s fees	32	33	33
Printing and mailing costs	54	67	70
Registration and filing fees	90	95	93
Transfer agency fees (See Note 2.J.)	22	24	25
Other	39	46	46
Total expenses	4,647	5,717	5,499
Less fees waived	(3,080)	(3,739)	(3,659)
Less expense reimbursements	(185)	(15)	(288)
Net expenses	1,382	1,963	1,552
Net investment income (loss)	49,431	56,608	52,604

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

118	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(9,877)	$(9,147)	$(2,126)
Investments in affiliates	(38,546)	(43,878)	(46,318)
Futures contracts	(3,691)	(3,842)	(3,493)
Foreign currency transactions	47	33	24
Net realized gain (loss)	(52,067)	(56,834)	(51,913)
Distribution of capital gains received from investment company affiliates	281	165	149
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,086)	(2,310)	(453)
Investments in affiliates	142,554	215,028	244,688
Futures contracts	632	1,494	2,204
Foreign currency translations	79	18	— (a)
Change in net unrealized appreciation/depreciation	142,179	214,230	246,439
Net realized/unrealized gains (losses)	90,393	157,561	194,675
Change in net assets resulting from operations	$139,824	$214,169	$247,279

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	119

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$180	$154	$110
Interest income from affiliates	1	1	1
Dividend income from affiliates	46,048	35,337	27,393
Total investment income	46,229	35,492	27,504
EXPENSES:
Investment advisory fees	2,885	2,364	1,852
Administration fees	1,443	1,182	926
Distribution fees:
Class R2	— (a)	— (a)	— (a)
Class R3	60	36	21
Service fees:
Class I	9	16	3
Class R2	— (a)	— (a)	— (a)
Class R3	60	36	21
Class R4	97	77	74
Class R5	25	20	17
Custodian and accounting fees	59	49	40
Interest expense to affiliates	2	2	1
Professional fees	45	43	41
Trustees’ and Chief Compliance Officer’s fees	32	31	30
Printing and mailing costs	73	74	73
Registration and filing fees	88	84	86
Transfer agency fees (See Note 2.J.)	17	18	16
Other	43	41	35
Total expenses	4,938	4,073	3,236
Less fees waived	(3,288)	(2,587)	(2,017)
Less expense reimbursements	(205)	(9)	(11)
Net expenses	1,445	1,477	1,208
Net investment income (loss)	44,784	34,015	26,296

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(18)	$(16)	$(12)
Investments in affiliates	(37,149)	(31,617)	(23,255)
Futures contracts	(3,327)	(2,746)	(1,700)
Foreign currency transactions	62	66	24
Net realized gain (loss)	(40,432)	(34,313)	(24,943)
Distribution of capital gains received from investment company affiliates	155	136	107
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	31	25	20
Investments in affiliates	242,686	219,948	174,350
Futures contracts	1,588	1,238	965
Foreign currency translations	44	47	116
Change in net unrealized appreciation/depreciation	244,349	221,258	175,451
Net realized/unrealized gains (losses)	204,072	187,081	150,615
Change in net assets resulting from operations	$248,856	$221,096	$176,911
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	121

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$60	$29	$—
Interest income from affiliates	1	— (b)	—
Dividend income from non-affiliates	—	—	3
Dividend income from affiliates	15,657	6,784	58
Total investment income	15,718	6,813	61
EXPENSES:
Investment advisory fees	1,052	446	3
Administration fees	526	223	1
Distribution fees:
Class R2	— (b)	— (b)	— (b)
Class R3	5	4	— (b)
Service fees:
Class I	4	24	— (b)
Class R2	— (b)	— (b)	— (b)
Class R3	5	4	— (b)
Class R4	42	9	— (b)
Class R5	13	4	— (b)
Custodian and accounting fees	29	29	9
Interest expense to affiliates	— (b)	—	—
Professional fees	38	36	33
Trustees’ and Chief Compliance Officer’s fees	28	26	15
Printing and mailing costs	67	48	14
Registration and filing fees	84	64	1
Transfer agency fees (See Note 2.J.)	13	9	1
Offering costs (See Note 2.H.)	—	—	86
Other	26	17	7
Total expenses	1,932	943	170
Less fees waived	(1,239)	(574)	(4)
Less expense reimbursements	(12)	(61)	(164)
Net expenses	681	308	2
Net investment income (loss)	15,037	6,505	59

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

122	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund (a)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(7)	$(3)	$2
Investments in affiliates	(12,571)	(6,981)	1
Futures contracts	(1,461)	(491)	(13)
Foreign currency transactions	18	1	—
Net realized gain (loss)	(14,021)	(7,474)	(10)
Distribution of capital gains received from investment company affiliates	61	25	— (b)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	11	5	37
Investments in affiliates	99,821	45,181	348
Futures contracts	538	172	—
Foreign currency translations	34	65	—
Change in net unrealized appreciation/depreciation	100,404	45,423	385
Net realized/unrealized gains (losses)	86,444	37,974	375
Change in net assets resulting from operations	$101,481	$44,479	$434

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,737	$15,796	$547	$599
Net realized gain (loss)	(19,707)	(13,992)	(268)	(436)
Distributions of capital gains received from investment company affiliates	144	1,601	6	60
Change in net unrealized appreciation/depreciation	40,248	(82,475)	1,289	(3,940)
Change in net assets resulting from operations	37,422	(79,070)	1,574	(3,717)
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(48)	(213)	(524)	(1,739)
Class R2	— (a)	(1)	— (a)	(1)
Class R3	(121)	(292)	(1)	(1)
Class R4	(365)	(584)	(1)	(2)
Class R5	(393)	(711)	(1)	(2)
Class R6	(13,895)	(27,374)	(29)	(2)
Total distributions to shareholders	(14,822)	(29,175)	(556)	(1,747)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	70,844	(79,665)	(6,657)	1,133
NET ASSETS:
Change in net assets	93,444	(187,910)	(5,639)	(4,331)
Beginning of period	575,499	763,409	26,604	30,935
End of period	$668,943	$575,499	$20,965	$26,604

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

124	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,921	$29,253	$49,431	$48,732
Net realized gain (loss)	(35,152)	(22,811)	(52,067)	(41,982)
Distributions of capital gains received from investment company affiliates	250	3,001	281	8,842
Change in net unrealized appreciation/depreciation	67,747	(152,849)	142,179	(290,748)
Change in net assets resulting from operations	59,766	(143,406)	139,824	(275,156)
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(60)	(494)	(91)	(961)
Class R2	(1)	(1)	(22)	(50)
Class R3	(213)	(1,620)	(381)	(1,861)
Class R4	(705)	(808)	(1,021)	(1,404)
Class R5	(483)	(1,066)	(971)	(2,382)
Class R6	(25,111)	(60,467)	(42,371)	(89,042)
Total distributions to shareholders	(26,573)	(64,456)	(44,857)	(95,700)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(201,804)	(213,795)	(43,881)	(88,072)
NET ASSETS:
Change in net assets	(168,611)	(421,657)	51,086	(458,928)
Beginning of period	1,038,902	1,460,559	1,835,987	2,294,915
End of period	$870,291	$1,038,902	$1,887,073	$1,835,987
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$56,608	$55,762	$52,604	$54,503
Net realized gain (loss)	(56,834)	(39,606)	(51,913)	(24,812)
Distributions of capital gains received from investment company affiliates	165	12,796	149	16,196
Change in net unrealized appreciation/depreciation	214,230	(377,626)	246,439	(381,864)
Change in net assets resulting from operations	214,169	(348,674)	247,279	(335,977)
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(128)	(1,070)	(45)	(630)
Class R2	(6)	(2)	(1)	(2)
Class R3	(612)	(2,610)	(413)	(1,754)
Class R4	(1,169)	(1,870)	(1,096)	(1,968)
Class R5	(1,031)	(2,709)	(809)	(2,122)
Class R6	(47,360)	(105,089)	(44,409)	(106,172)
Total distributions to shareholders	(50,306)	(113,350)	(46,773)	(112,648)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	11,751	23,518	124,627	119,295
NET ASSETS:
Change in net assets	175,614	(438,506)	325,133	(329,330)
Beginning of period	2,193,231	2,631,737	2,062,189	2,391,519
End of period	$2,368,845	$2,193,231	$2,387,322	$2,062,189
SEE NOTES TO FINANCIAL STATEMENTS.

126	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$44,784	$48,036	$34,015	$37,784
Net realized gain (loss)	(40,432)	(14,484)	(34,313)	(10,329)
Distributions of capital gains received from investment company affiliates	155	15,564	136	13,355
Change in net unrealized appreciation/depreciation	244,349	(357,456)	221,258	(296,473)
Change in net assets resulting from operations	248,856	(308,340)	221,096	(255,663)
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(50)	(391)	(86)	(499)
Class R2	(1)	(1)	— (a)	(1)
Class R3	(418)	(1,734)	(219)	(982)
Class R4	(811)	(1,678)	(592)	(1,124)
Class R5	(562)	(2,066)	(407)	(1,324)
Class R6	(38,142)	(98,043)	(29,107)	(72,548)
Total distributions to shareholders	(39,984)	(103,913)	(30,411)	(76,478)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	139,016	92,158	154,482	117,047
NET ASSETS:
Change in net assets	347,888	(320,095)	345,167	(215,094)
Beginning of period	1,820,490	2,140,585	1,469,479	1,684,573
End of period	$2,168,378	$1,820,490	$1,814,646	$1,469,479

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,296	$28,896	$15,037	$15,668
Net realized gain (loss)	(24,943)	(8,271)	(14,021)	(5,438)
Distributions of capital gains received from investment company affiliates	107	10,192	61	5,480
Change in net unrealized appreciation/depreciation	175,451	(224,669)	100,404	(122,311)
Change in net assets resulting from operations	176,911	(193,852)	101,481	(106,601)
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(11)	(196)	(19)	(140)
Class R2	(1)	—	— (a)	(1)
Class R3	(125)	(571)	(28)	(189)
Class R4	(553)	(1,234)	(301)	(623)
Class R5	(338)	(1,248)	(275)	(959)
Class R6	(22,056)	(56,530)	(12,384)	(30,829)
Total distributions to shareholders	(23,084)	(59,779)	(13,007)	(32,741)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	194,856	71,794	135,702	72,188
NET ASSETS:
Change in net assets	348,683	(181,837)	224,176	(67,154)
Beginning of period	1,114,330	1,296,167	620,642	687,796
End of period	$1,463,013	$1,114,330	$844,818	$620,642

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

128	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2060 Fund		JPMorgan SmartRetirement® Blend 2065 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Period Ended June 30, 2023 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,505	$5,206	$59
Net realized gain (loss)	(7,474)	(2,021)	(10)
Distributions of capital gains received from investment company affiliates	25	1,731	— (b)
Change in net unrealized appreciation/depreciation	45,423	(43,491)	385
Change in net assets resulting from operations	44,479	(38,575)	434
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(159)	(25)	— (b)
Class R2	(1)	(1)	— (b)
Class R3	(21)	(80)	— (b)
Class R4	(67)	(28)	— (b)
Class R5	(65)	(257)	— (b)
Class R6	(4,754)	(8,311)	(6)
Total distributions to shareholders	(5,067)	(8,702)	(6)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	114,388	88,962	7,099
NET ASSETS:
Change in net assets	153,800	41,685	7,527
Beginning of period	238,870	197,185	—
End of period	$392,670	$238,870	$7,527

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$1
Cost of shares redeemed	—	—	—	(28)
Change in net assets resulting from Class A capital transactions	—	—	—	(27)
Class I
Proceeds from shares issued	244	539	—	—
Distributions reinvested	48	212	524	1,740
Cost of shares redeemed	(2,314)	(2,739)	(7,326)	(1,622)
Change in net assets resulting from Class I capital transactions	(2,022)	(1,988)	(6,802)	118
Class R2
Distributions reinvested	— (a)	1	— (a)	1
Cost of shares redeemed	—	(37)	—	—
Change in net assets resulting from Class R2 capital transactions	— (a)	(36)	— (a)	1
Class R3
Proceeds from shares issued	202	251	—	—
Distributions reinvested	118	287	1	1
Cost of shares redeemed	(5,476)	(2,820)	—	—
Change in net assets resulting from Class R3 capital transactions	(5,156)	(2,282)	1	1
Class R4
Proceeds from shares issued	4,459	5,517	—	—
Distributions reinvested	365	583	1	2
Cost of shares redeemed	(3,791)	(3,553)	—	—
Change in net assets resulting from Class R4 capital transactions	1,033	2,547	1	2
Class R5
Proceeds from shares issued	1,903	3,137	—	—
Distributions reinvested	393	711	1	2
Cost of shares redeemed	(5,590)	(8,742)	—	—
Change in net assets resulting from Class R5 capital transactions	(3,294)	(4,894)	1	2
Class R6
Proceeds from shares issued	217,644	107,335	1,283	1,763
Distributions reinvested	13,383	27,051	29	2
Cost of shares redeemed	(150,744)	(207,398)	(1,170)	(729)
Change in net assets resulting from Class R6 capital transactions	80,283	(73,012)	142	1,036
Total change in net assets resulting from capital transactions	$70,844	$(79,665)	$(6,657)	$1,133

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

130	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS:
Class A
Redeemed	—	—	—	(2)
Change in Class A Shares	—	—	—	(2)
Class I
Issued	14	28	—	—
Reinvested	3	11	39	108
Redeemed	(139)	(144)	(509)	(104)
Change in Class I Shares	(122)	(105)	(470)	4
Class R2
Reinvested	— (a)	—	— (a)	—
Redeemed	—	(2)	—	—
Change in Class R2 Shares	— (a)	(2)	— (a)	—
Class R3
Issued	13	13	—	—
Reinvested	7	15	— (a)	1
Redeemed	(328)	(146)	—	—
Change in Class R3 Shares	(308)	(118)	— (a)	1
Class R4
Issued	270	294	—	—
Reinvested	23	31	— (a)	—
Redeemed	(230)	(189)	—	—
Change in Class R4 Shares	63	136	— (a)	—
Class R5
Issued	115	168	—	—
Reinvested	25	38	— (a)	—
Redeemed	(335)	(458)	—	—
Change in Class R5 Shares	(195)	(252)	— (a)	—
Class R6
Issued	13,058	5,859	91	112
Reinvested	836	1,415	2	—
Redeemed	(9,096)	(11,100)	(82)	(45)
Change in Class R6 Shares	4,798	(3,826)	11	67

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$39	$602	$562	$1,623
Distributions reinvested	60	493	91	961
Cost of shares redeemed	(3,496)	(4,973)	(8,926)	(9,133)
Change in net assets resulting from Class I capital transactions	(3,397)	(3,878)	(8,273)	(6,549)
Class R2
Proceeds from shares issued	—	—	89	88
Distributions reinvested	— (a)	1	22	50
Cost of shares redeemed	—	(10)	(20)	(37)
Change in net assets resulting from Class R2 capital transactions	— (a)	(9)	91	101
Class R3
Proceeds from shares issued	683	3,694	1,820	10,880
Distributions reinvested	205	1,593	368	1,817
Cost of shares redeemed	(21,250)	(17,191)	(29,345)	(23,859)
Change in net assets resulting from Class R3 capital transactions	(20,362)	(11,904)	(27,157)	(11,162)
Class R4
Proceeds from shares issued	14,758	4,170	18,827	7,878
Distributions reinvested	705	808	1,021	1,404
Cost of shares redeemed	(15,572)	(3,519)	(21,851)	(5,174)
Change in net assets resulting from Class R4 capital transactions	(109)	1,459	(2,003)	4,108
Class R5
Proceeds from shares issued	1,542	10,835	3,111	16,540
Distributions reinvested	483	1,066	971	2,382
Cost of shares redeemed	(8,906)	(23,822)	(27,427)	(39,118)
Change in net assets resulting from Class R5 capital transactions	(6,881)	(11,921)	(23,345)	(20,196)
Class R6
Proceeds from shares issued	80,080	196,568	387,372	422,533
Distributions reinvested	24,413	59,792	40,961	87,911
Cost of shares redeemed	(275,548)	(443,902)	(411,527)	(564,818)
Change in net assets resulting from Class R6 capital transactions	(171,055)	(187,542)	16,806	(54,374)
Total change in net assets resulting from capital transactions	$(201,804)	$(213,795)	$(43,881)	$(88,072)
SHARE TRANSACTIONS:
Class I
Issued	3	28	27	70
Reinvested	3	24	5	40
Redeemed	(189)	(242)	(434)	(419)
Change in Class I Shares	(183)	(190)	(402)	(309)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

132	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R2
Issued	—	—	4	5
Reinvested	— (a)	—	1	2
Redeemed	—	—	(1)	(2)
Change in Class R2 Shares	— (a)	—	4	5
Class R3
Issued	36	178	90	455
Reinvested	12	75	18	76
Redeemed	(1,121)	(827)	(1,393)	(1,012)
Change in Class R3 Shares	(1,073)	(574)	(1,285)	(481)
Class R4
Issued	774	200	894	335
Reinvested	40	38	51	58
Redeemed	(850)	(170)	(1,062)	(217)
Change in Class R4 Shares	(36)	68	(117)	176
Class R5
Issued	84	526	151	712
Reinvested	27	50	49	98
Redeemed	(478)	(1,122)	(1,321)	(1,638)
Change in Class R5 Shares	(367)	(546)	(1,121)	(828)
Class R6
Issued	4,331	9,634	18,722	18,571
Reinvested	1,368	2,799	2,064	3,652
Redeemed	(14,913)	(21,159)	(20,050)	(24,164)
Change in Class R6 Shares	(9,214)	(8,726)	736	(1,941)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$329	$1,602	$401	$1,289
Distributions reinvested	128	1,068	44	627
Cost of shares redeemed	(7,861)	(10,615)	(4,624)	(7,114)
Change in net assets resulting from Class I capital transactions	(7,404)	(7,945)	(4,179)	(5,198)
Class R2
Proceeds from shares issued	255	137	1,014	109
Distributions reinvested	6	2	1	1
Cost of shares redeemed	(30)	(24)	(682)	(783)
Change in net assets resulting from Class R2 capital transactions	231	115	333	(673)
Class R3
Proceeds from shares issued	4,332	9,267	2,774	6,946
Distributions reinvested	580	2,490	357	1,643
Cost of shares redeemed	(45,509)	(22,084)	(30,231)	(9,556)
Change in net assets resulting from Class R3 capital transactions	(40,597)	(10,327)	(27,100)	(967)
Class R4
Proceeds from shares issued	21,385	9,816	20,615	9,934
Distributions reinvested	1,169	1,870	1,096	1,968
Cost of shares redeemed	(27,148)	(6,303)	(24,397)	(3,107)
Change in net assets resulting from Class R4 capital transactions	(4,594)	5,383	(2,686)	8,795
Class R5
Proceeds from shares issued	5,076	17,111	4,472	16,716
Distributions reinvested	1,031	2,709	808	2,118
Cost of shares redeemed	(28,064)	(53,272)	(18,379)	(44,165)
Change in net assets resulting from Class R5 capital transactions	(21,957)	(33,452)	(13,099)	(25,331)
Class R6
Proceeds from shares issued	480,023	538,704	518,020	523,087
Distributions reinvested	45,850	104,184	42,769	104,483
Cost of shares redeemed	(439,801)	(573,144)	(389,431)	(484,901)
Change in net assets resulting from Class R6 capital transactions	86,072	69,744	171,358	142,669
Total change in net assets resulting from capital transactions	$11,751	$23,518	$124,627	$119,295
SHARE TRANSACTIONS:
Class I
Issued	15	64	16	47
Reinvested	6	40	2	22
Redeemed	(353)	(443)	(193)	(258)
Change in Class I Shares	(332)	(339)	(175)	(189)
SEE NOTES TO FINANCIAL STATEMENTS.

134	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R2
Issued	10	6	40	4
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(1)	(1)	(28)	(26)
Change in Class R2 Shares	9	5	12	(22)
Class R3
Issued	195	360	115	254
Reinvested	27	95	15	57
Redeemed	(1,985)	(855)	(1,209)	(339)
Change in Class R3 Shares	(1,763)	(400)	(1,079)	(28)
Class R4
Issued	931	385	832	356
Reinvested	54	71	47	69
Redeemed	(1,203)	(243)	(989)	(111)
Change in Class R4 Shares	(218)	213	(110)	314
Class R5
Issued	228	676	184	604
Reinvested	48	103	35	74
Redeemed	(1,227)	(2,051)	(740)	(1,538)
Change in Class R5 Shares	(951)	(1,272)	(521)	(860)
Class R6
Issued	21,298	21,696	21,196	19,456
Reinvested	2,125	3,953	1,831	3,644
Redeemed	(19,684)	(22,361)	(16,088)	(17,461)
Change in Class R6 Shares	3,739	3,288	6,939	5,639

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$284	$1,053	$376	$1,289
Distributions reinvested	49	382	67	384
Cost of shares redeemed	(3,353)	(3,029)	(3,116)	(2,990)
Change in net assets resulting from Class I capital transactions	(3,020)	(1,594)	(2,673)	(1,317)
Class R2
Proceeds from shares issued	352	12	266	—
Distributions reinvested	1	1	— (a)	1
Cost of shares redeemed	(33)	(17)	(18)	(17)
Change in net assets resulting from Class R2 capital transactions	320	(4)	248	(16)
Class R3
Proceeds from shares issued	3,178	4,614	2,980	4,125
Distributions reinvested	376	1,585	192	895
Cost of shares redeemed	(30,112)	(12,091)	(18,337)	(5,451)
Change in net assets resulting from Class R3 capital transactions	(26,558)	(5,892)	(15,165)	(431)
Class R4
Proceeds from shares issued	13,180	8,428	13,912	9,998
Distributions reinvested	811	1,678	592	1,124
Cost of shares redeemed	(17,359)	(4,567)	(18,207)	(4,774)
Change in net assets resulting from Class R4 capital transactions	(3,368)	5,539	(3,703)	6,348
Class R5
Proceeds from shares issued	4,850	10,224	3,613	10,737
Distributions reinvested	562	2,066	402	1,311
Cost of shares redeemed	(16,288)	(35,674)	(12,695)	(29,440)
Change in net assets resulting from Class R5 capital transactions	(10,876)	(23,384)	(8,680)	(17,392)
Class R6
Proceeds from shares issued	484,212	479,772	450,848	404,711
Distributions reinvested	36,853	97,186	27,820	71,514
Cost of shares redeemed	(338,547)	(459,465)	(294,213)	(346,370)
Change in net assets resulting from Class R6 capital transactions	182,518	117,493	184,455	129,855
Total change in net assets resulting from capital transactions	$139,016	$92,158	$154,482	$117,047
SHARE TRANSACTIONS:
Class I
Issued	11	37	14	41
Reinvested	2	13	3	12
Redeemed	(134)	(103)	(122)	(99)
Change in Class I Shares	(121)	(53)	(105)	(46)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

136	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R2
Issued	13	1	10	1
Reinvested	— (a)	—	— (a)	—
Redeemed	(1)	(1)	(1)	(1)
Change in Class R2 Shares	12	—	9	—
Class R3
Issued	129	159	114	138
Reinvested	15	53	8	29
Redeemed	(1,154)	(403)	(678)	(179)
Change in Class R3 Shares	(1,010)	(191)	(556)	(12)
Class R4
Issued	512	292	525	337
Reinvested	33	56	23	36
Redeemed	(670)	(157)	(678)	(160)
Change in Class R4 Shares	(125)	191	(130)	213
Class R5
Issued	195	353	139	359
Reinvested	23	69	16	42
Redeemed	(627)	(1,194)	(475)	(956)
Change in Class R5 Shares	(409)	(772)	(320)	(555)
Class R6
Issued	18,950	16,987	17,086	13,868
Reinvested	1,512	3,236	1,105	2,300
Redeemed	(13,374)	(15,767)	(11,240)	(11,575)
Change in Class R6 Shares	7,088	4,456	6,951	4,593

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	137

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$151	$726	$176	$589
Distributions reinvested	11	195	19	140
Cost of shares redeemed	(1,997)	(2,379)	(1,102)	(1,236)
Change in net assets resulting from Class I capital transactions	(1,835)	(1,458)	(907)	(507)
Class R2
Proceeds from shares issued	520	8	240	7
Distributions reinvested	1	1	— (a)	1
Cost of shares redeemed	(29)	(27)	(18)	(20)
Change in net assets resulting from Class R2 capital transactions	492	(18)	222	(12)
Class R3
Proceeds from shares issued	1,550	3,498	706	1,575
Distributions reinvested	96	466	18	146
Cost of shares redeemed	(10,858)	(6,151)	(2,896)	(4,432)
Change in net assets resulting from Class R3 capital transactions	(9,212)	(2,187)	(2,172)	(2,711)
Class R4
Proceeds from shares issued	9,501	7,159	7,713	5,511
Distributions reinvested	553	1,234	301	623
Cost of shares redeemed	(12,178)	(3,923)	(9,679)	(3,094)
Change in net assets resulting from Class R4 capital transactions	(2,124)	4,470	(1,665)	3,040
Class R5
Proceeds from shares issued	3,341	7,906	3,462	6,464
Distributions reinvested	338	1,248	275	959
Cost of shares redeemed	(9,831)	(26,400)	(10,519)	(18,377)
Change in net assets resulting from Class R5 capital transactions	(6,152)	(17,246)	(6,782)	(10,954)
Class R6
Proceeds from shares issued	440,700	340,655	284,519	234,325
Distributions reinvested	21,011	55,923	11,478	30,328
Cost of shares redeemed	(248,024)	(308,345)	(148,991)	(181,321)
Change in net assets resulting from Class R6 capital transactions	213,687	88,233	147,006	83,332
Total change in net assets resulting from capital transactions	$194,856	$71,794	$135,702	$72,188
SHARE TRANSACTIONS:
Class I
Issued	6	23	7	20
Reinvested	— (a)	7	1	5
Redeemed	(78)	(79)	(43)	(42)
Change in Class I Shares	(72)	(49)	(35)	(17)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

138	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R2
Issued	19	1	9	1
Reinvested	— (a)	—	— (a)	—
Redeemed	(1)	(1)	(1)	(1)
Change in Class R2 Shares	18	—	8	—
Class R3
Issued	60	118	27	54
Reinvested	4	16	1	4
Redeemed	(402)	(200)	(107)	(144)
Change in Class R3 Shares	(338)	(66)	(79)	(86)
Class R4
Issued	360	240	297	187
Reinvested	22	40	12	20
Redeemed	(454)	(131)	(361)	(104)
Change in Class R4 Shares	(72)	149	(52)	103
Class R5
Issued	129	263	135	216
Reinvested	14	40	11	32
Redeemed	(368)	(858)	(396)	(601)
Change in Class R5 Shares	(225)	(555)	(250)	(353)
Class R6
Issued	16,747	11,646	10,887	8,065
Reinvested	837	1,802	460	985
Redeemed	(9,486)	(10,280)	(5,728)	(6,110)
Change in Class R6 Shares	8,098	3,168	5,619	2,940

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	139

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2060 Fund		JPMorgan SmartRetirement® Blend 2065 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Period Ended June 30, 2023(a)
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$40	$9,420	$20
Distributions reinvested	159	24	— (b)
Cost of shares redeemed	(109)	(301)	—
Change in net assets resulting from Class I capital transactions	90	9,143	20
Class R2
Proceeds from shares issued	514	10	20
Distributions reinvested	1	1	— (b)
Cost of shares redeemed	(45)	(16)	—
Change in net assets resulting from Class R2 capital transactions	470	(5)	20
Class R3
Proceeds from shares issued	602	1,083	20
Distributions reinvested	21	80	— (b)
Cost of shares redeemed	(2,701)	(1,243)	—
Change in net assets resulting from Class R3 capital transactions	(2,078)	(80)	20
Class R4
Proceeds from shares issued	3,604	2,290	20
Distributions reinvested	67	28	— (b)
Cost of shares redeemed	(2,645)	(282)	—
Change in net assets resulting from Class R4 capital transactions	1,026	2,036	20
Class R5
Proceeds from shares issued	1,886	2,708	20
Distributions reinvested	65	257	— (b)
Cost of shares redeemed	(2,421)	(6,399)	—
Change in net assets resulting from Class R5 capital transactions	(470)	(3,434)	20
Class R6
Proceeds from shares issued	191,820	132,073	7,411
Distributions reinvested	4,257	8,224	6
Cost of shares redeemed	(80,727)	(58,995)	(418)
Change in net assets resulting from Class R6 capital transactions	115,350	81,302	6,999
Total change in net assets resulting from capital transactions	$114,388	$88,962	$7,099
SHARE TRANSACTIONS:
Class I
Issued	2	466	1
Reinvested	8	1	— (b)
Redeemed	(6)	(13)	—
Change in Class I Shares	4	454	1

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

140	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2060 Fund		JPMorgan SmartRetirement® Blend 2065 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Period Ended June 30, 2023(a)
SHARE TRANSACTIONS: (continued)
Class R2
Issued	24	—	1
Reinvested	— (b)	—	— (b)
Redeemed	(2)	(1)	—
Change in Class R2 Shares	22	(1)	1
Class R3
Issued	31	47	1
Reinvested	1	4	— (b)
Redeemed	(129)	(53)	—
Change in Class R3 Shares	(97)	(2)	1
Class R4
Issued	177	99	1
Reinvested	4	1	— (b)
Redeemed	(128)	(12)	—
Change in Class R4 Shares	53	88	1
Class R5
Issued	93	120	2
Reinvested	3	10	— (b)
Redeemed	(117)	(275)	—
Change in Class R5 Shares	(21)	(145)	2
Class R6
Issued	9,428	5,858	457
Reinvested	219	344	—
Redeemed	(3,969)	(2,568)	(26)
Change in Class R6 Shares	5,678	3,634	431

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend Income Fund
Class I
Year Ended June 30, 2023	$16.42	$0.42	$0.61	$1.03	$(0.40)	$—	$(0.40)
Year Ended June 30, 2022	19.48	0.38	(2.66)	(2.28)	(0.23)	(0.55)	(0.78)
Year Ended June 30, 2021	17.65	0.33	2.28	2.61	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	17.52	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.53	0.45	0.49	0.94	(0.45)	(0.50)	(0.95)
Class R2
Year Ended June 30, 2023	16.41	0.36	0.59	0.95	(0.34)	—	(0.34)
Year Ended June 30, 2022	19.47	0.26	(2.64)	(2.38)	(0.13)	(0.55)	(0.68)
Year Ended June 30, 2021	17.64	0.24	2.28	2.52	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	17.51	0.34	0.12	0.46	(0.33)	—	(0.33)
Year Ended June 30, 2019	17.53	0.39	0.46	0.85	(0.37)	(0.50)	(0.87)
Class R3
Year Ended June 30, 2023	16.39	0.36	0.63	0.99	(0.38)	—	(0.38)
Year Ended June 30, 2022	19.47	0.34	(2.67)	(2.33)	(0.20)	(0.55)	(0.75)
Year Ended June 30, 2021	17.64	0.28	2.28	2.56	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	17.52	0.35	0.15	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2019	17.54	0.43	0.46	0.89	(0.41)	(0.50)	(0.91)
Class R4
Year Ended June 30, 2023	16.41	0.44	0.60	1.04	(0.43)	—	(0.43)
Year Ended June 30, 2022	19.48	0.39	(2.68)	(2.29)	(0.23)	(0.55)	(0.78)
Year Ended June 30, 2021	17.65	0.47	2.15	2.62	(0.35)	(0.44)	(0.79)
Year Ended June 30, 2020	17.52	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.52	0.49	0.45	0.94	(0.44)	(0.50)	(0.94)
Class R5
Year Ended June 30, 2023	16.42	0.46	0.60	1.06	(0.45)	—	(0.45)
Year Ended June 30, 2022	19.48	0.41	(2.68)	(2.27)	(0.24)	(0.55)	(0.79)
Year Ended June 30, 2021	17.64	0.35	2.30	2.65	(0.37)	(0.44)	(0.81)
Year Ended June 30, 2020	17.51	0.45	0.13	0.58	(0.45)	—	(0.45)
Year Ended June 30, 2019	17.53	0.50	0.46	0.96	(0.48)	(0.50)	(0.98)
Class R6
Year Ended June 30, 2023	16.44	0.48	0.60	1.08	(0.47)	—	(0.47)
Year Ended June 30, 2022	19.49	0.43	(2.68)	(2.25)	(0.25)	(0.55)	(0.80)
Year Ended June 30, 2021	17.65	0.39	2.28	2.67	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2020	17.52	0.47	0.13	0.60	(0.47)	—	(0.47)
Year Ended June 30, 2019	17.54	0.52	0.46	0.98	(0.50)	(0.50)	(1.00)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

142	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$17.05	6.42%	$1,581	0.31%	2.55%	0.52%	37%
16.42	(12.25)	3,519	0.27	2.05	0.50	54
19.48	14.98	6,243	0.27	1.75	0.56	116
17.65	3.19	5,745	0.28	2.41	0.66	66
17.52	5.67	7,450	0.27	2.62	0.65	57

17.02	5.91	19	0.80	2.16	1.04	37
16.41	(12.71)	17	0.78	1.37	1.03	54
19.47	14.42	56	0.77	1.25	1.06	116
17.64	2.68	49	0.78	1.93	2.67	66
17.51	5.13	48	0.77	2.28	1.16	57

17.00	6.16	743	0.56	2.16	0.77	37
16.39	(12.48)	5,767	0.53	1.79	0.76	54
19.47	14.71	9,146	0.52	1.51	0.79	116
17.64	2.91	6,778	0.53	2.01	0.87	66
17.52	5.38	566	0.52	2.51	0.91	57

17.02	6.48	15,175	0.31	2.65	0.52	37
16.41	(12.30)	13,606	0.28	2.09	0.51	54
19.48	15.01	13,511	0.27	2.47	0.54	116
17.65	3.18	1,705	0.28	2.40	0.63	66
17.52	5.66	2,290	0.27	2.86	0.65	57

17.03	6.63	11,304	0.16	2.75	0.37	37
16.42	(12.18)	14,108	0.13	2.19	0.36	54
19.48	15.21	21,633	0.12	1.88	0.40	116
17.64	3.35	25,547	0.13	2.56	0.48	66
17.51	5.80	62,732	0.12	2.88	0.50	57

17.05	6.74	640,121	0.06	2.92	0.27	37
16.44	(12.07)	538,482	0.03	2.30	0.26	54
19.49	15.32	712,820	0.02	2.04	0.29	116
17.65	3.46	450,928	0.03	2.69	0.38	66
17.52	5.90	351,885	0.02	3.00	0.40	57
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2015 Fund
Class I
Year Ended June 30, 2023	$13.81	$0.35	$0.51	$0.86	$(0.38)	$—	$(0.38)
Year Ended June 30, 2022	16.67	0.32	(2.23)	(1.91)	(0.32)	(0.63)	(0.95)
Year Ended June 30, 2021	14.75	0.28	1.96	2.24	(0.32)	—	(0.32)
Year Ended June 30, 2020	15.99	0.38	(0.67)	(0.29)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Class R2
Year Ended June 30, 2023	13.76	0.29	0.49	0.78	(0.31)	—	(0.31)
Year Ended June 30, 2022	16.61	0.24	(2.22)	(1.98)	(0.24)	(0.63)	(0.87)
Year Ended June 30, 2021	14.70	0.20	1.95	2.15	(0.24)	—	(0.24)
Year Ended June 30, 2020	15.94	0.28	(0.67)	(0.39)	(0.35)	(0.50)	(0.85)
Year Ended June 30, 2019	15.83	0.33	0.42	0.75	(0.33)	(0.31)	(0.64)
Class R3
Year Ended June 30, 2023	13.78	0.32	0.50	0.82	(0.35)	—	(0.35)
Year Ended June 30, 2022	16.64	0.28	(2.23)	(1.95)	(0.28)	(0.63)	(0.91)
Year Ended June 30, 2021	14.72	0.24	1.95	2.19	(0.27)	—	(0.27)
Year Ended June 30, 2020	15.96	0.32	(0.67)	(0.35)	(0.39)	(0.50)	(0.89)
Year Ended June 30, 2019	15.85	0.37	0.42	0.79	(0.37)	(0.31)	(0.68)
Class R4
Year Ended June 30, 2023	13.81	0.36	0.50	0.86	(0.39)	—	(0.39)
Year Ended June 30, 2022	16.67	0.32	(2.23)	(1.91)	(0.32)	(0.63)	(0.95)
Year Ended June 30, 2021	14.75	0.28	1.95	2.23	(0.31)	—	(0.31)
Year Ended June 30, 2020	15.98	0.36	(0.66)	(0.30)	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2019	15.86	0.41	0.43	0.84	(0.41)	(0.31)	(0.72)
Class R5
Year Ended June 30, 2023	13.82	0.38	0.50	0.88	(0.41)	—	(0.41)
Year Ended June 30, 2022	16.68	0.34	(2.22)	(1.88)	(0.35)	(0.63)	(0.98)
Year Ended June 30, 2021	14.76	0.30	1.95	2.25	(0.33)	—	(0.33)
Year Ended June 30, 2020	15.99	0.38	(0.66)	(0.28)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Class R6
Year Ended June 30, 2023	13.83	0.40	0.49	0.89	(0.42)	—	(0.42)
Year Ended June 30, 2022	16.69	0.37	(2.24)	(1.87)	(0.36)	(0.63)	(0.99)
Year Ended June 30, 2021	14.77	0.32	1.95	2.27	(0.35)	—	(0.35)
Year Ended June 30, 2020	16.00	0.40	(0.66)	(0.26)	(0.47)	(0.50)	(0.97)
Year Ended June 30, 2019	15.88	0.45	0.42	0.87	(0.44)	(0.31)	(0.75)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

144	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$14.29	6.38%	$19,725	0.30%	2.53%	1.74%	39%
13.81	(12.22)	25,557	0.28	2.00	1.14	58
16.67	15.28	30,778	0.27	1.76	1.26	107
14.75	(2.06)	28,222	0.22	2.46	1.41	125
15.99	5.75	30,411	0.19	2.79	1.44	50

14.23	5.83	24	0.81	2.08	2.33	39
13.76	(12.62)	22	0.77	1.51	1.65	58
16.61	14.67	26	0.78	1.25	1.82	107
14.70	(2.68)	22	0.85	1.83	2.08	125
15.94	5.05	23	0.85	2.13	1.97	50

14.25	6.10	24	0.55	2.33	2.03	39
13.78	(12.45)	23	0.53	1.75	1.41	58
16.64	14.98	26	0.53	1.50	2.01	107
14.72	(2.45)	22	0.60	2.08	4.58	125
15.96	5.29	23	0.60	2.38	1.72	50

14.28	6.37	24	0.30	2.58	1.78	39
13.81	(12.21)	23	0.28	2.00	1.15	58
16.67	15.22	26	0.28	1.75	1.54	107
14.75	(2.14)	23	0.35	2.33	3.05	125
15.98	5.60	23	0.35	2.63	1.47	50

14.29	6.53	25	0.16	2.73	1.63	39
13.82	(12.08)	23	0.12	2.16	1.00	58
16.68	15.37	26	0.13	1.90	1.75	107
14.76	(2.00)	23	0.20	2.48	5.06	125
15.99	5.74	23	0.20	2.78	1.32	50

14.30	6.64	1,143	0.06	2.87	1.52	39
13.83	(11.99)	956	0.02	2.51	0.88	58
16.69	15.47	26	0.04	2.00	1.09	107
14.77	(1.91)	23	0.10	2.58	1.21	125
16.00	5.84	23	0.10	2.88	1.23	50
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Year Ended June 30, 2023	$18.32	$0.46	$0.70	$1.16	$(0.44)	$—	$(0.44)
Year Ended June 30, 2022	21.93	0.43	(2.98)	(2.55)	(0.26)	(0.80)	(1.06)
Year Ended June 30, 2021	19.70	0.37	2.71	3.08	(0.38)	(0.47)	(0.85)
Year Ended June 30, 2020	19.53	0.47	0.19	0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.63	0.50	0.53	1.03	(0.51)	(0.62)	(1.13)
Class R2
Year Ended June 30, 2023	18.32	0.40	0.67	1.07	(0.39)	—	(0.39)
Year Ended June 30, 2022	21.96	0.32	(2.97)	(2.65)	(0.19)	(0.80)	(0.99)
Year Ended June 30, 2021	19.74	0.27	2.70	2.97	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2020	19.52	0.32	0.25	0.57	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2019	19.64	0.46	0.47	0.93	(0.43)	(0.62)	(1.05)
Class R3
Year Ended June 30, 2023	18.27	0.38	0.74	1.12	(0.37)	—	(0.37)
Year Ended June 30, 2022	21.90	0.38	(2.98)	(2.60)	(0.23)	(0.80)	(1.03)
Year Ended June 30, 2021	19.68	0.32	2.70	3.02	(0.33)	(0.47)	(0.80)
Year Ended June 30, 2020	19.51	0.41	0.20	0.61	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2019	19.62	0.58	0.40	0.98	(0.47)	(0.62)	(1.09)
Class R4
Year Ended June 30, 2023	18.34	0.48	0.68	1.16	(0.50)	—	(0.50)
Year Ended June 30, 2022	21.94	0.43	(2.97)	(2.54)	(0.26)	(0.80)	(1.06)
Year Ended June 30, 2021	19.72	0.45	2.63	3.08	(0.39)	(0.47)	(0.86)
Year Ended June 30, 2020	19.55	0.47	0.19	0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.62	0.56	0.47	1.03	(0.48)	(0.62)	(1.10)
Class R5
Year Ended June 30, 2023	18.34	0.50	0.69	1.19	(0.51)	—	(0.51)
Year Ended June 30, 2022	21.94	0.46	(2.99)	(2.53)	(0.27)	(0.80)	(1.07)
Year Ended June 30, 2021	19.71	0.40	2.72	3.12	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2020	19.54	0.50	0.19	0.69	(0.50)	(0.02)	(0.52)
Year Ended June 30, 2019	19.64	0.55	0.51	1.06	(0.54)	(0.62)	(1.16)
Class R6
Year Ended June 30, 2023	18.35	0.53	0.68	1.21	(0.53)	—	(0.53)
Year Ended June 30, 2022	21.94	0.48	(2.99)	(2.51)	(0.28)	(0.80)	(1.08)
Year Ended June 30, 2021	19.72	0.44	2.69	3.13	(0.44)	(0.47)	(0.91)
Year Ended June 30, 2020	19.55	0.53	0.18	0.71	(0.52)	(0.02)	(0.54)
Year Ended June 30, 2019	19.64	0.58	0.51	1.09	(0.56)	(0.62)	(1.18)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

146	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$19.04	6.52%	$1,803	0.31%	2.52%	0.51%	26%
18.32	(12.31)	5,098	0.28	2.04	0.50	56
21.93	15.85	10,270	0.27	1.73	0.53	127
19.70	3.43	12,068	0.27	2.38	0.61	58
19.53	5.66	17,098	0.28	2.61	0.62	33

19.00	5.99	18	0.81	2.15	1.11	26
18.32	(12.71)	17	0.78	1.50	1.03	56
21.96	15.21	29	0.77	1.25	1.06	127
19.74	2.95	26	0.77	1.64	1.48	58
19.52	5.12	71	0.78	2.40	1.19	33

19.02	6.23	2,072	0.56	2.07	0.75	26
18.27	(12.53)	21,581	0.53	1.79	0.75	56
21.90	15.53	38,449	0.52	1.50	0.78	127
19.68	3.17	36,312	0.52	2.12	0.86	58
19.51	5.42	30,988	0.52	3.03	0.87	33

19.00	6.50	15,033	0.31	2.61	0.50	26
18.34	(12.25)	15,172	0.28	2.08	0.50	56
21.94	15.80	16,644	0.27	2.14	0.54	127
19.72	3.44	5,461	0.27	2.41	0.61	58
19.55	5.67	4,631	0.28	2.88	0.63	33

19.02	6.69	12,498	0.16	2.73	0.36	26
18.34	(12.19)	18,776	0.13	2.18	0.35	56
21.94	16.01	34,438	0.12	1.88	0.38	127
19.71	3.58	41,625	0.12	2.53	0.46	58
19.54	5.83	182,770	0.13	2.84	0.47	33

19.03	6.81	838,867	0.06	2.87	0.25	26
18.35	(12.10)	978,258	0.03	2.31	0.25	56
21.94	16.07	1,360,729	0.02	2.05	0.27	127
19.72	3.70	852,403	0.02	2.68	0.36	58
19.55	5.99	618,142	0.03	2.99	0.37	33
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Year Ended June 30, 2023	$20.26	$0.49	$1.08	$1.57	$(0.41)	$—	$(0.41)
Year Ended June 30, 2022	24.44	0.47	(3.61)	(3.14)	(0.30)	(0.74)	(1.04)
Year Ended June 30, 2021	20.88	0.39	3.98	4.37	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.85	0.45	0.10	0.55	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.77	0.51	0.63	1.14	(0.51)	(0.55)	(1.06)
Class R2
Year Ended June 30, 2023	20.19	0.42	1.05	1.47	(0.39)	—	(0.39)
Year Ended June 30, 2022	24.43	0.36	(3.62)	(3.26)	(0.24)	(0.74)	(0.98)
Year Ended June 30, 2021	20.88	0.27	3.97	4.24	(0.28)	(0.41)	(0.69)
Year Ended June 30, 2020	20.84	0.34	0.12	0.46	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2019	20.76	0.43	0.62	1.05	(0.42)	(0.55)	(0.97)
Class R3
Year Ended June 30, 2023	20.20	0.40	1.12	1.52	(0.39)	—	(0.39)
Year Ended June 30, 2022	24.40	0.41	(3.60)	(3.19)	(0.27)	(0.74)	(1.01)
Year Ended June 30, 2021	20.86	0.33	3.96	4.29	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	20.82	0.38	0.13	0.51	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2019	20.75	0.61	0.48	1.09	(0.47)	(0.55)	(1.02)
Class R4
Year Ended June 30, 2023	20.28	0.51	1.06	1.57	(0.50)	—	(0.50)
Year Ended June 30, 2022	24.46	0.48	(3.62)	(3.14)	(0.30)	(0.74)	(1.04)
Year Ended June 30, 2021	20.91	0.48	3.88	4.36	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.87	0.45	0.11	0.56	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.76	0.55	0.60	1.15	(0.49)	(0.55)	(1.04)
Class R5
Year Ended June 30, 2023	20.28	0.52	1.09	1.61	(0.52)	—	(0.52)
Year Ended June 30, 2022	24.45	0.51	(3.62)	(3.11)	(0.32)	(0.74)	(1.06)
Year Ended June 30, 2021	20.89	0.41	3.99	4.40	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	20.86	0.48	0.10	0.58	(0.47)	(0.08)	(0.55)
Year Ended June 30, 2019	20.78	0.56	0.61	1.17	(0.54)	(0.55)	(1.09)
Class R6
Year Ended June 30, 2023	20.30	0.57	1.05	1.62	(0.54)	—	(0.54)
Year Ended June 30, 2022	24.46	0.54	(3.63)	(3.09)	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2021	20.90	0.46	3.96	4.42	(0.45)	(0.41)	(0.86)
Year Ended June 30, 2020	20.86	0.51	0.10	0.61	(0.49)	(0.08)	(0.57)
Year Ended June 30, 2019	20.78	0.59	0.61	1.20	(0.57)	(0.55)	(1.12)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

148	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$21.42	7.89%	$4,455	0.31%	2.40%	0.50%	35%
20.26	(13.48)	12,346	0.30	2.01	0.50	50
24.44	21.19	22,423	0.29	1.67	0.53	107
20.88	2.67	19,084	0.30	2.15	0.61	61
20.85	5.89	18,384	0.29	2.52	0.62	25

21.27	7.41	1,260	0.81	2.04	1.00	35
20.19	(13.95)	1,103	0.80	1.56	1.00	50
24.43	20.54	1,230	0.79	1.18	1.03	107
20.88	2.21	980	0.80	1.64	1.12	61
20.84	5.38	958	0.79	2.10	1.12	25

21.33	7.69	4,169	0.56	1.97	0.75	35
20.20	(13.70)	29,917	0.55	1.76	0.75	50
24.40	20.82	47,880	0.54	1.43	0.78	107
20.86	2.46	35,243	0.55	1.83	0.86	61
20.82	5.64	23,836	0.54	3.01	0.87	25

21.35	7.93	29,511	0.31	2.50	0.50	35
20.28	(13.47)	30,405	0.30	2.07	0.49	50
24.46	21.14	32,349	0.29	2.07	0.53	107
20.91	2.71	7,401	0.30	2.13	0.61	61
20.87	5.90	7,896	0.29	2.71	0.62	25

21.37	8.13	21,647	0.16	2.55	0.35	35
20.28	(13.37)	43,290	0.15	2.18	0.34	50
24.45	21.35	72,428	0.14	1.79	0.38	107
20.89	2.82	78,200	0.15	2.29	0.46	61
20.86	6.05	196,513	0.14	2.74	0.47	25

21.38	8.20	1,826,031	0.06	2.78	0.24	35
20.30	(13.28)	1,718,926	0.05	2.31	0.24	50
24.46	21.46	2,118,605	0.04	1.99	0.27	107
20.90	2.98	1,146,307	0.05	2.43	0.36	61
20.86	6.15	865,881	0.04	2.88	0.37	25
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Year Ended June 30, 2023	$21.86	$0.48	$1.64	$2.12	$(0.42)	$—	$(0.42)
Year Ended June 30, 2022	26.66	0.50	(4.14)	(3.64)	(0.34)	(0.82)	(1.16)
Year Ended June 30, 2021	21.81	0.40	5.12	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.85	0.42	0.06	0.48	(0.41)	(0.11)	(0.52)
Year Ended June 30, 2019	21.89	0.50	0.66	1.16	(0.51)	(0.69)	(1.20)
Class R2
Year Ended June 30, 2023	21.90	0.44	1.56	2.00	(0.44)	—	(0.44)
Year Ended June 30, 2022	26.76	0.44	(4.22)	(3.78)	(0.26)	(0.82)	(1.08)
Year Ended June 30, 2021	21.87	0.27	5.14	5.41	(0.26)	(0.26)	(0.52)
Year Ended June 30, 2020	21.86	0.07	0.30	0.37	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2019	21.90	0.41	0.64	1.05	(0.40)	(0.69)	(1.09)
Class R3
Year Ended June 30, 2023	21.77	0.39	1.67	2.06	(0.40)	—	(0.40)
Year Ended June 30, 2022	26.59	0.44	(4.13)	(3.69)	(0.31)	(0.82)	(1.13)
Year Ended June 30, 2021	21.75	0.34	5.10	5.44	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2020	21.81	0.35	0.07	0.42	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	21.87	0.58	0.52	1.10	(0.47)	(0.69)	(1.16)
Class R4
Year Ended June 30, 2023	21.87	0.52	1.60	2.12	(0.49)	—	(0.49)
Year Ended June 30, 2022	26.67	0.51	(4.15)	(3.64)	(0.34)	(0.82)	(1.16)
Year Ended June 30, 2021	21.82	0.51	5.01	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.88	0.42	0.05	0.47	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	21.88	0.56	0.60	1.16	(0.47)	(0.69)	(1.16)
Class R5
Year Ended June 30, 2023	21.87	0.53	1.62	2.15	(0.51)	—	(0.51)
Year Ended June 30, 2022	26.66	0.54	(4.15)	(3.61)	(0.36)	(0.82)	(1.18)
Year Ended June 30, 2021	21.80	0.42	5.14	5.56	(0.44)	(0.26)	(0.70)
Year Ended June 30, 2020	21.86	0.46	0.04	0.50	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2019	21.90	0.55	0.64	1.19	(0.54)	(0.69)	(1.23)
Class R6
Year Ended June 30, 2023	21.90	0.58	1.59	2.17	(0.54)	—	(0.54)
Year Ended June 30, 2022	26.67	0.58	(4.15)	(3.57)	(0.38)	(0.82)	(1.20)
Year Ended June 30, 2021	21.81	0.48	5.11	5.59	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2020	21.87	0.48	0.05	0.53	(0.48)	(0.11)	(0.59)
Year Ended June 30, 2019	21.91	0.59	0.62	1.21	(0.56)	(0.69)	(1.25)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

150	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$23.56	9.86%	$6,269	0.32%	2.15%	0.50%	31%
21.86	(14.35)	13,080	0.32	1.95	0.49	49
26.66	25.56	24,992	0.32	1.62	0.52	94
21.81	2.19	16,640	0.34	1.92	0.60	51
21.85	5.76	28,932	0.32	2.35	0.62	17

23.46	9.32	384	0.82	1.98	1.00	31
21.90	(14.78)	140	0.82	1.79	1.01	49
26.76	24.95	44	0.82	1.10	1.05	94
21.87	1.64	37	0.83	0.30	1.21	51
21.86	5.24	591	0.82	1.93	1.13	17

23.43	9.60	6,248	0.57	1.74	0.74	31
21.77	(14.58)	44,192	0.57	1.73	0.74	49
26.59	25.27	64,653	0.57	1.36	0.77	94
21.75	1.89	49,156	0.59	1.62	0.85	51
21.81	5.50	26,950	0.57	2.73	0.87	17

23.50	9.89	37,680	0.32	2.32	0.49	31
21.87	(14.35)	39,828	0.32	2.02	0.49	49
26.67	25.57	42,877	0.32	2.04	0.52	94
21.82	2.14	9,940	0.34	1.93	0.60	51
21.88	5.75	9,072	0.32	2.62	0.62	17

23.51	10.05	25,006	0.17	2.36	0.34	31
21.87	(14.25)	44,084	0.17	2.09	0.34	49
26.66	25.79	87,630	0.17	1.72	0.37	94
21.80	2.29	84,230	0.19	2.11	0.45	51
21.86	5.93	236,899	0.17	2.57	0.47	17

23.53	10.11	2,293,258	0.07	2.59	0.24	31
21.90	(14.12)	2,051,907	0.07	2.26	0.24	49
26.67	25.90	2,411,541	0.06	1.93	0.27	94
21.81	2.40	1,294,750	0.09	2.22	0.35	51
21.87	6.03	880,234	0.07	2.76	0.37	17
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Year Ended June 30, 2023	$23.50	$0.49	$2.24	$2.73	$(0.42)	$—	$(0.42)
Year Ended June 30, 2022	28.89	0.60	(4.64)	(4.04)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.56	0.45	6.37	6.82	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2020	22.80	0.40	(0.13)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.48	0.72	1.20	(0.50)	(0.68)	(1.18)
Class R2
Year Ended June 30, 2023	23.70	0.67	1.94	2.61	(0.36)	—	(0.36)
Year Ended June 30, 2022	28.90	0.20	(4.42)	(4.22)	(0.05)	(0.93)	(0.98)
Year Ended June 30, 2021	22.58	0.37	6.32	6.69	(0.35)	(0.02)	(0.37)
Year Ended June 30, 2020	22.78	0.22	(0.07)	0.15	(0.25)	(0.10)	(0.35)
Year Ended June 30, 2019	22.79	0.42	0.67	1.09	(0.42)	(0.68)	(1.10)
Class R3
Year Ended June 30, 2023	23.43	0.38	2.28	2.66	(0.41)	—	(0.41)
Year Ended June 30, 2022	28.84	0.51	(4.61)	(4.10)	(0.38)	(0.93)	(1.31)
Year Ended June 30, 2021	22.53	0.40	6.34	6.74	(0.41)	(0.02)	(0.43)
Year Ended June 30, 2020	22.77	0.33	(0.12)	0.21	(0.35)	(0.10)	(0.45)
Year Ended June 30, 2019	22.77	0.62	0.52	1.14	(0.46)	(0.68)	(1.14)
Class R4
Year Ended June 30, 2023	23.52	0.53	2.19	2.72	(0.51)	—	(0.51)
Year Ended June 30, 2022	28.91	0.59	(4.63)	(4.04)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.59	0.62	6.20	6.82	(0.48)	(0.02)	(0.50)
Year Ended June 30, 2020	22.83	0.41	(0.14)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.56	0.64	1.20	(0.47)	(0.68)	(1.15)
Class R5
Year Ended June 30, 2023	23.54	0.55	2.20	2.75	(0.53)	—	(0.53)
Year Ended June 30, 2022	28.91	0.61	(4.61)	(4.00)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2021	22.58	0.49	6.37	6.86	(0.51)	(0.02)	(0.53)
Year Ended June 30, 2020	22.82	0.46	(0.16)	0.30	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2019	22.80	0.55	0.68	1.23	(0.53)	(0.68)	(1.21)
Class R6
Year Ended June 30, 2023	23.55	0.60	2.18	2.78	(0.56)	—	(0.56)
Year Ended June 30, 2022	28.92	0.66	(4.65)	(3.99)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2021	22.58	0.56	6.33	6.89	(0.53)	(0.02)	(0.55)
Year Ended June 30, 2020	22.82	0.48	(0.15)	0.33	(0.47)	(0.10)	(0.57)
Year Ended June 30, 2019	22.80	0.58	0.68	1.26	(0.56)	(0.68)	(1.24)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

152	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$25.81	11.78%	$2,765	0.31%	2.01%	0.51%	25%
23.50	(14.78)	6,629	0.29	2.12	0.50	32
28.89	30.42	13,615	0.30	1.74	0.53	50
22.56	1.14	11,645	0.36	1.77	0.62	55
22.80	5.73	12,979	0.35	2.16	0.63	16

25.95	11.16	333	0.81	2.68	1.15	25
23.70	(15.18)	20	0.79	0.70	1.02	32
28.90	29.78	673	0.79	1.36	1.00	50
22.58	0.62	32	0.86	0.98	1.52	55
22.78	5.20	73	0.85	1.90	1.19	16

25.68	11.51	7,679	0.56	1.60	0.74	25
23.43	(14.98)	32,276	0.54	1.85	0.74	32
28.84	30.07	40,550	0.55	1.51	0.77	50
22.53	0.89	27,429	0.61	1.49	0.86	55
22.77	5.47	14,104	0.60	2.81	0.88	16

25.73	11.77	39,322	0.31	2.19	0.49	25
23.52	(14.77)	38,531	0.29	2.15	0.49	32
28.91	30.37	38,286	0.31	2.36	0.53	50
22.59	1.14	10,389	0.36	1.81	0.61	55
22.83	5.74	11,118	0.35	2.52	0.62	16

25.76	11.93	25,074	0.16	2.26	0.34	25
23.54	(14.64)	35,173	0.14	2.20	0.34	32
28.91	30.59	68,066	0.16	1.87	0.38	50
22.58	1.30	60,357	0.21	2.00	0.46	55
22.82	5.89	143,007	0.20	2.45	0.47	16

25.77	12.04	2,312,149	0.06	2.48	0.24	25
23.55	(14.58)	1,949,560	0.04	2.37	0.24	32
28.92	30.76	2,230,329	0.05	2.11	0.27	50
22.58	1.41	1,036,805	0.11	2.11	0.36	55
22.82	5.99	776,195	0.10	2.61	0.37	16
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Year Ended June 30, 2023	$24.42	$0.48	$2.70	$3.18	$(0.44)	$—	$(0.44)
Year Ended June 30, 2022	30.22	0.60	(4.96)	(4.36)	(0.44)	(1.00)	(1.44)
Year Ended June 30, 2021	22.92	0.46	7.29	7.75	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.27	0.38	(0.25)	0.13	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	23.43	0.47	0.72	1.19	(0.49)	(0.86)	(1.35)
Class R2
Year Ended June 30, 2023	24.40	0.71	2.33	3.04	(0.44)	—	(0.44)
Year Ended June 30, 2022	30.25	0.40	(4.91)	(4.51)	(0.34)	(1.00)	(1.34)
Year Ended June 30, 2021	22.93	0.30	7.31	7.61	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.25	0.14	(0.13)	0.01	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2019	23.43	0.45	0.63	1.08	(0.40)	(0.86)	(1.26)
Class R3
Year Ended June 30, 2023	24.32	0.36	2.74	3.10	(0.41)	—	(0.41)
Year Ended June 30, 2022	30.13	0.52	(4.93)	(4.41)	(0.40)	(1.00)	(1.40)
Year Ended June 30, 2021	22.86	0.39	7.27	7.66	(0.39)	—	(0.39)
Year Ended June 30, 2020	23.24	0.29	(0.23)	0.06	(0.33)	(0.11)	(0.44)
Year Ended June 30, 2019	23.42	0.63	0.50	1.13	(0.45)	(0.86)	(1.31)
Class R4
Year Ended June 30, 2023	24.41	0.52	2.66	3.18	(0.50)	—	(0.50)
Year Ended June 30, 2022	30.21	0.60	(4.96)	(4.36)	(0.44)	(1.00)	(1.44)
Year Ended June 30, 2021	22.92	0.63	7.12	7.75	(0.46)	—	(0.46)
Year Ended June 30, 2020	23.29	0.38	(0.26)	0.12	(0.38)	(0.11)	(0.49)
Year Ended June 30, 2019	23.42	0.55	0.64	1.19	(0.46)	(0.86)	(1.32)
Class R5
Year Ended June 30, 2023	24.44	0.53	2.68	3.21	(0.53)	—	(0.53)
Year Ended June 30, 2022	30.21	0.64	(4.95)	(4.31)	(0.46)	(1.00)	(1.46)
Year Ended June 30, 2021	22.92	0.49	7.29	7.78	(0.49)	—	(0.49)
Year Ended June 30, 2020	23.28	0.43	(0.26)	0.17	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	23.44	0.54	0.68	1.22	(0.52)	(0.86)	(1.38)
Class R6
Year Ended June 30, 2023	24.45	0.60	2.63	3.23	(0.55)	—	(0.55)
Year Ended June 30, 2022	30.21	0.67	(4.95)	(4.28)	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2021	22.92	0.56	7.25	7.81	(0.52)	—	(0.52)
Year Ended June 30, 2020	23.29	0.44	(0.26)	0.18	(0.44)	(0.11)	(0.55)
Year Ended June 30, 2019	23.44	0.58	0.68	1.26	(0.55)	(0.86)	(1.41)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

154	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$27.16	13.22%	$3,010	0.31%	1.90%	0.51%	22%
24.42	(15.25)	5,656	0.30	2.07	0.50	30
30.22	34.02	8,625	0.32	1.69	0.53	41
22.92	0.48	6,039	0.39	1.62	0.62	45
23.27	5.62	16,102	0.37	2.04	0.63	18

27.00	12.66	363	0.81	2.78	1.07	22
24.40	(15.68)	29	0.80	1.38	1.08	30
30.25	33.34	38	0.83	1.14	1.05	41
22.93	(0.01)	34	0.89	0.58	1.43	45
23.25	5.12	122	0.87	1.98	1.17	18

27.01	12.94	5,191	0.56	1.42	0.74	22
24.32	(15.44)	29,263	0.55	1.79	0.75	30
30.13	33.66	42,002	0.57	1.46	0.77	41
22.86	0.19	24,977	0.64	1.28	0.85	45
23.24	5.38	7,996	0.62	2.79	0.88	18

27.09	13.25	32,552	0.31	2.07	0.49	22
24.41	(15.26)	32,393	0.30	2.09	0.50	30
30.21	34.00	34,312	0.33	2.33	0.53	41
22.92	0.48	9,393	0.39	1.63	0.61	45
23.29	5.63	9,186	0.36	2.40	0.63	18

27.12	13.37	16,583	0.16	2.11	0.35	22
24.44	(15.10)	24,949	0.15	2.20	0.34	30
30.21	34.17	54,184	0.17	1.80	0.38	41
22.92	0.67	46,316	0.24	1.84	0.46	45
23.28	5.79	161,533	0.22	2.36	0.48	18

27.13	13.49	2,110,679	0.06	2.35	0.24	22
24.45	(15.01)	1,728,200	0.05	2.33	0.25	30
30.21	34.30	2,001,424	0.07	2.03	0.27	41
22.92	0.74	1,011,011	0.14	1.93	0.36	45
23.29	5.94	690,079	0.12	2.52	0.38	18
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Year Ended June 30, 2023	$25.07	$0.49	$3.06	$3.55	$(0.43)	$—	$(0.43)
Year Ended June 30, 2022	31.00	0.61	(5.18)	(4.57)	(0.47)	(0.89)	(1.36)
Year Ended June 30, 2021	22.97	0.45	8.02	8.47	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.43	0.36	(0.41)	(0.05)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.39	0.41	0.79	1.20	(0.48)	(0.68)	(1.16)
Class R2
Year Ended June 30, 2023	25.06	1.05	2.36	3.41	(0.38)	—	(0.38)
Year Ended June 30, 2022	31.02	0.34	(5.06)	(4.72)	(0.35)	(0.89)	(1.24)
Year Ended June 30, 2021	22.98	0.30	8.03	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.41	0.19	(0.35)	(0.16)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2019	23.39	0.43	0.65	1.08	(0.38)	(0.68)	(1.06)
Class R3
Year Ended June 30, 2023	24.98	0.33	3.14	3.47	(0.38)	—	(0.38)
Year Ended June 30, 2022	30.93	0.52	(5.15)	(4.63)	(0.43)	(0.89)	(1.32)
Year Ended June 30, 2021	22.92	0.38	8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.38	0.28	(0.38)	(0.10)	(0.31)	(0.05)	(0.36)
Year Ended June 30, 2019	23.37	0.62	0.51	1.13	(0.44)	(0.68)	(1.12)
Class R4
Year Ended June 30, 2023	25.07	0.49	3.05	3.54	(0.48)	—	(0.48)
Year Ended June 30, 2022	31.00	0.61	(5.18)	(4.57)	(0.47)	(0.89)	(1.36)
Year Ended June 30, 2021	22.98	0.62	7.85	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.43	0.36	(0.40)	(0.04)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.37	0.54	0.66	1.20	(0.46)	(0.68)	(1.14)
Class R5
Year Ended June 30, 2023	25.10	0.50	3.09	3.59	(0.51)	—	(0.51)
Year Ended June 30, 2022	31.02	0.63	(5.17)	(4.54)	(0.49)	(0.89)	(1.38)
Year Ended June 30, 2021	22.98	0.46	8.06	8.52	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.43	0.41	(0.42)	(0.01)	(0.39)	(0.05)	(0.44)
Year Ended June 30, 2019	23.40	0.53	0.70	1.23	(0.52)	(0.68)	(1.20)
Class R6
Year Ended June 30, 2023	25.14	0.57	3.05	3.62	(0.54)	—	(0.54)
Year Ended June 30, 2022	31.04	0.68	(5.18)	(4.50)	(0.51)	(0.89)	(1.40)
Year Ended June 30, 2021	23.00	0.55	8.00	8.55	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.46	0.43	(0.42)	0.01	(0.42)	(0.05)	(0.47)
Year Ended June 30, 2019	23.42	0.57	0.69	1.26	(0.54)	(0.68)	(1.22)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

156	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$28.19	14.38%	$5,768	0.33%	1.87%	0.50%	22%
25.07	(15.55)	7,763	0.32	2.05	0.50	26
31.00	37.07	10,992	0.34	1.63	0.53	36
22.97	(0.24)	6,487	0.41	1.56	0.62	56
23.43	5.58	7,330	0.38	1.80	0.64	21

28.09	13.78	277	0.83	3.92	1.23	22
25.06	(15.96)	16	0.82	1.13	1.03	26
31.02	36.37	36	0.84	1.08	1.05	36
22.98	(0.73)	28	0.91	0.83	1.57	56
23.41	5.08	52	0.88	1.88	1.23	21

28.07	14.06	5,303	0.58	1.27	0.75	22
24.98	(15.76)	18,610	0.57	1.76	0.75	26
30.93	36.74	23,407	0.59	1.37	0.77	36
22.92	(0.47)	14,447	0.66	1.21	0.86	56
23.38	5.31	5,652	0.63	2.74	0.91	21

28.13	14.35	23,518	0.33	1.87	0.50	22
25.07	(15.55)	24,219	0.32	2.07	0.50	26
31.00	37.04	23,361	0.35	2.25	0.53	36
22.98	(0.20)	7,088	0.41	1.56	0.61	56
23.43	5.61	7,840	0.38	2.37	0.64	21

28.18	14.54	13,964	0.18	1.92	0.35	22
25.10	(15.45)	20,491	0.17	2.08	0.35	26
31.02	37.29	42,522	0.20	1.69	0.38	36
22.98	(0.05)	40,370	0.26	1.75	0.46	56
23.43	5.72	105,708	0.23	2.32	0.49	21

28.22	14.64	1,765,816	0.08	2.18	0.25	22
25.14	(15.32)	1,398,380	0.07	2.29	0.25	26
31.04	37.40	1,584,255	0.09	1.98	0.27	36
23.00	0.02	723,411	0.16	1.85	0.36	56
23.46	5.87	564,943	0.13	2.49	0.39	21
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Year Ended June 30, 2023	$25.03	$0.40	$3.22	$3.62	$(0.35)	$—	$(0.35)
Year Ended June 30, 2022	31.00	0.61	(5.19)	(4.58)	(0.47)	(0.92)	(1.39)
Year Ended June 30, 2021	22.96	0.44	8.04	8.48	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.37	0.36	(0.36)	—	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2019	23.40	0.40	0.79	1.19	(0.47)	(0.75)	(1.22)
Class R2
Year Ended June 30, 2023	24.99	0.90	2.56	3.46	(0.45)	—	(0.45)
Year Ended June 30, 2022	30.99	0.37	(5.10)	(4.73)	(0.35)	(0.92)	(1.27)
Year Ended June 30, 2021	22.95	0.28	8.05	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.34	0.16	(0.28)	(0.12)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2019	23.40	0.44	0.64	1.08	(0.39)	(0.75)	(1.14)
Class R3
Year Ended June 30, 2023	24.94	0.31	3.22	3.53	(0.37)	—	(0.37)
Year Ended June 30, 2022	30.93	0.51	(5.15)	(4.64)	(0.43)	(0.92)	(1.35)
Year Ended June 30, 2021	22.92	0.38	8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.35	0.28	(0.33)	(0.05)	(0.31)	(0.07)	(0.38)
Year Ended June 30, 2019	23.39	0.54	0.60	1.14	(0.43)	(0.75)	(1.18)
Class R4
Year Ended June 30, 2023	25.01	0.49	3.11	3.60	(0.47)	—	(0.47)
Year Ended June 30, 2022	30.97	0.61	(5.18)	(4.57)	(0.47)	(0.92)	(1.39)
Year Ended June 30, 2021	22.95	0.64	7.83	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.38	0.36	(0.36)	—	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2019	23.39	0.53	0.67	1.20	(0.46)	(0.75)	(1.21)
Class R5
Year Ended June 30, 2023	25.03	0.49	3.15	3.64	(0.50)	—	(0.50)
Year Ended June 30, 2022	30.97	0.62	(5.15)	(4.53)	(0.49)	(0.92)	(1.41)
Year Ended June 30, 2021	22.94	0.47	8.04	8.51	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.37	0.41	(0.38)	0.03	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2019	23.40	0.53	0.70	1.23	(0.51)	(0.75)	(1.26)
Class R6
Year Ended June 30, 2023	25.06	0.56	3.10	3.66	(0.52)	—	(0.52)
Year Ended June 30, 2022	30.99	0.68	(5.18)	(4.50)	(0.51)	(0.92)	(1.43)
Year Ended June 30, 2021	22.96	0.55	7.99	8.54	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.38	0.42	(0.35)	0.07	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2019	23.42	0.57	0.68	1.25	(0.54)	(0.75)	(1.29)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

158	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$28.30	14.63%	$804	0.34%	1.54%	0.51%	21%
25.03	(15.62)	2,505	0.33	2.03	0.50	30
31.00	37.14	4,604	0.34	1.61	0.55	35
22.96	(0.03)	3,183	0.41	1.51	0.64	46
23.37	5.60	7,583	0.37	1.72	0.66	21

28.00	14.06	542	0.84	3.37	1.06	21
24.99	(16.03)	24	0.82	1.22	1.04	30
30.99	36.45	46	0.85	1.05	1.06	35
22.95	(0.54)	31	0.91	0.69	1.60	46
23.34	5.12	77	0.88	1.95	1.22	21

28.10	14.33	2,723	0.59	1.21	0.75	21
24.94	(15.83)	10,840	0.58	1.72	0.75	30
30.93	36.76	15,505	0.59	1.38	0.78	35
22.92	(0.26)	8,489	0.66	1.24	0.87	46
23.35	5.37	3,040	0.63	2.41	0.94	21

28.14	14.61	25,985	0.34	1.87	0.50	21
25.01	(15.60)	24,896	0.33	2.04	0.50	30
30.97	37.11	26,235	0.34	2.31	0.53	35
22.95	(0.03)	6,401	0.41	1.55	0.62	46
23.38	5.62	5,910	0.38	2.32	0.65	21

28.17	14.77	12,384	0.19	1.90	0.35	21
25.03	(15.47)	16,656	0.18	2.07	0.35	30
30.97	37.33	37,779	0.19	1.73	0.38	35
22.94	0.11	31,456	0.26	1.74	0.47	46
23.37	5.80	99,930	0.23	2.33	0.50	21

28.20	14.88	1,420,575	0.09	2.15	0.25	21
25.06	(15.38)	1,059,409	0.08	2.28	0.25	30
30.99	37.43	1,211,998	0.09	1.96	0.27	35
22.96	0.27	595,698	0.16	1.82	0.37	46
23.38	5.85	397,215	0.13	2.50	0.41	21
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Year Ended June 30, 2023	$24.84	$0.45	$3.13	$3.58	$(0.40)	$—	$(0.40)
Year Ended June 30, 2022	30.75	0.60	(5.12)	(4.52)	(0.46)	(0.93)	(1.39)
Year Ended June 30, 2021	22.77	0.46	7.95	8.41	(0.43)	—	(0.43)
Year Ended June 30, 2020	23.18	0.36	(0.39)	(0.03)	(0.34)	(0.04)	(0.38)
Year Ended June 30, 2019	23.01	0.39	0.80	1.19	(0.47)	(0.55)	(1.02)
Class R2
Year Ended June 30, 2023	24.81	0.97	2.48	3.45	(0.27)	—	(0.27)
Year Ended June 30, 2022	30.76	0.36	(5.03)	(4.67)	(0.35)	(0.93)	(1.28)
Year Ended June 30, 2021	22.77	0.28	7.99	8.27	(0.28)	—	(0.28)
Year Ended June 30, 2020	23.16	0.16	(0.31)	(0.15)	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2019	23.01	0.44	0.64	1.08	(0.38)	(0.55)	(0.93)
Class R3
Year Ended June 30, 2023	24.73	0.33	3.17	3.50	(0.34)	—	(0.34)
Year Ended June 30, 2022	30.66	0.48	(5.06)	(4.58)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.71	0.39	7.93	8.32	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.14	0.31	(0.40)	(0.09)	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	22.99	0.62	0.52	1.14	(0.44)	(0.55)	(0.99)
Class R4
Year Ended June 30, 2023	24.81	0.49	3.08	3.57	(0.45)	—	(0.45)
Year Ended June 30, 2022	30.72	0.60	(5.12)	(4.52)	(0.46)	(0.93)	(1.39)
Year Ended June 30, 2021	22.75	0.60	7.81	8.41	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.17	0.35	(0.38)	(0.03)	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2019	22.99	0.54	0.66	1.20	(0.47)	(0.55)	(1.02)
Class R5
Year Ended June 30, 2023	24.85	0.48	3.14	3.62	(0.48)	—	(0.48)
Year Ended June 30, 2022	30.74	0.62	(5.10)	(4.48)	(0.48)	(0.93)	(1.41)
Year Ended June 30, 2021	22.76	0.47	7.98	8.45	(0.47)	—	(0.47)
Year Ended June 30, 2020	23.18	0.40	(0.39)	0.01	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2019	23.01	0.54	0.69	1.23	(0.51)	(0.55)	(1.06)
Class R6
Year Ended June 30, 2023	24.88	0.56	3.09	3.65	(0.51)	—	(0.51)
Year Ended June 30, 2022	30.76	0.68	(5.13)	(4.45)	(0.50)	(0.93)	(1.43)
Year Ended June 30, 2021	22.78	0.54	7.94	8.48	(0.50)	—	(0.50)
Year Ended June 30, 2020	23.20	0.42	(0.39)	0.03	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2019	23.03	0.57	0.68	1.25	(0.53)	(0.55)	(1.08)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

160	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$28.02	14.62%	$1,361	0.34%	1.73%	0.55%	19%
24.84	(15.52)	2,092	0.33	2.03	0.52	30
30.75	37.13	3,117	0.34	1.66	0.56	38
22.77	(0.15)	1,803	0.41	1.55	0.72	54
23.18	5.57	2,906	0.38	1.72	0.73	21

27.99	14.04	255	0.84	3.68	1.04	19
24.81	(15.95)	21	0.83	1.19	1.04	30
30.76	36.45	38	0.85	1.05	1.08	38
22.77	(0.68)	37	0.91	0.69	2.77	54
23.16	5.10	75	0.88	1.94	1.29	21

27.89	14.30	1,161	0.59	1.27	0.77	19
24.73	(15.76)	2,989	0.58	1.60	0.77	30
30.66	36.79	6,346	0.59	1.40	0.79	38
22.71	(0.40)	2,472	0.66	1.34	0.91	54
23.14	5.38	1,190	0.63	2.79	1.02	21

27.93	14.62	13,206	0.34	1.87	0.52	19
24.81	(15.54)	13,033	0.33	2.05	0.52	30
30.72	37.15	12,967	0.34	2.16	0.55	38
22.75	(0.15)	3,575	0.41	1.51	0.66	54
23.17	5.62	2,973	0.38	2.38	0.72	21

27.99	14.80	8,435	0.19	1.86	0.37	19
24.85	(15.40)	13,728	0.18	2.08	0.37	30
30.74	37.33	27,827	0.20	1.73	0.40	38
22.76	—	22,992	0.26	1.72	0.51	54
23.18	5.77	44,012	0.23	2.38	0.57	21

28.02	14.91	820,400	0.09	2.16	0.27	19
24.88	(15.31)	588,779	0.08	2.29	0.27	30
30.76	37.44	637,501	0.09	1.95	0.29	38
22.78	0.11	322,860	0.16	1.84	0.41	54
23.20	5.87	209,571	0.13	2.53	0.47	21
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Year Ended June 30, 2023	$19.37	$0.38	$2.42	$2.80	$(0.34)	$—	$(0.34)
Year Ended June 30, 2022	23.77	0.86	(4.36)	(3.50)	(0.36)	(0.54)	(0.90)
Year Ended June 30, 2021	17.63	0.35	6.12	6.47	(0.33)	—	(0.33)
Year Ended June 30, 2020	17.96	0.23	(0.26)	(0.03)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.49	0.32	0.66	0.98	(0.35)	(0.16)	(0.51)
Class R2
Year Ended June 30, 2023	19.32	0.33	2.37	2.70	(0.26)	—	(0.26)
Year Ended June 30, 2022	23.76	0.29	(3.91)	(3.62)	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2021	17.61	0.23	6.14	6.37	(0.22)	—	(0.22)
Year Ended June 30, 2020	17.94	0.16	(0.28)	(0.12)	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2019	17.49	0.29	0.59	0.88	(0.27)	(0.16)	(0.43)
Class R3
Year Ended June 30, 2023	19.29	0.22	2.52	2.74	(0.25)	—	(0.25)
Year Ended June 30, 2022	23.71	0.38	(3.94)	(3.56)	(0.32)	(0.54)	(0.86)
Year Ended June 30, 2021	17.58	0.29	6.12	6.41	(0.28)	—	(0.28)
Year Ended June 30, 2020	17.92	0.23	(0.30)	(0.07)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2019	17.48	0.39	0.53	0.92	(0.32)	(0.16)	(0.48)
Class R4
Year Ended June 30, 2023	19.38	0.40	2.40	2.80	(0.34)	—	(0.34)
Year Ended June 30, 2022	23.80	0.47	(3.99)	(3.52)	(0.36)	(0.54)	(0.90)
Year Ended June 30, 2021	17.65	0.32	6.16	6.48	(0.33)	—	(0.33)
Year Ended June 30, 2020	17.97	0.28	(0.30)	(0.02)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.48	0.41	0.57	0.98	(0.33)	(0.16)	(0.49)
Class R5
Year Ended June 30, 2023	19.35	0.40	2.43	2.83	(0.35)	—	(0.35)
Year Ended June 30, 2022	23.74	0.50	(3.98)	(3.48)	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2021	17.60	0.38	6.12	6.50	(0.36)	—	(0.36)
Year Ended June 30, 2020	17.94	0.31	(0.31)	—	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	17.49	0.58	0.42	1.00	(0.39)	(0.16)	(0.55)
Class R6
Year Ended June 30, 2023	19.37	0.45	2.40	2.85	(0.37)	—	(0.37)
Year Ended June 30, 2022	23.75	0.53	(3.99)	(3.46)	(0.38)	(0.54)	(0.92)
Year Ended June 30, 2021	17.61	0.43	6.09	6.52	(0.38)	—	(0.38)
Year Ended June 30, 2020	17.95	0.33	(0.32)	0.01	(0.31)	(0.04)	(0.35)
Year Ended June 30, 2019	17.49	0.46	0.56	1.02	(0.40)	(0.16)	(0.56)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

162	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)(a)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$21.83	14.65%	$10,506	0.34%	1.87%	0.55%	18%
19.37	(15.42)	9,233	0.33	4.00	0.62	21
23.77	36.93	540	0.34	1.63	0.66	34
17.63	(0.19)	250	0.41	1.27	1.77	53
17.96	5.83	534	0.38	1.87	1.53	34

21.76	14.14	505	0.84	1.61	1.16	18
19.32	(15.88)	27	0.83	1.28	1.29	21
23.76	36.31	36	0.85	1.11	1.23	34
17.61	(0.74)	27	0.91	0.89	1.61	53
17.94	5.28	41	0.89	1.68	2.20	34

21.78	14.38	207	0.59	1.11	0.81	18
19.29	(15.67)	2,066	0.58	1.68	0.85	21
23.71	36.66	2,590	0.59	1.36	0.90	34
17.58	(0.46)	1,205	0.66	1.28	1.18	53
17.92	5.51	830	0.64	2.25	1.58	34

21.84	14.66	3,378	0.34	1.96	0.55	18
19.38	(15.48)	1,980	0.33	2.12	0.61	21
23.80	36.93	338	0.35	1.54	0.73	34
17.65	(0.17)	255	0.41	1.52	0.97	53
17.97	5.80	360	0.38	2.37	1.58	34

21.83	14.84	2,992	0.19	1.97	0.41	18
19.35	(15.34)	3,030	0.18	2.17	0.44	21
23.74	37.18	7,173	0.19	1.81	0.51	34
17.60	(0.06)	3,779	0.26	1.74	0.81	53
17.94	5.95	4,129	0.24	3.33	1.18	34

21.85	14.95	375,082	0.09	2.21	0.30	18
19.37	(15.24)	222,534	0.08	2.33	0.34	21
23.75	37.29	186,508	0.09	1.97	0.39	34
17.61	0.04	71,093	0.16	1.84	0.67	53
17.95	6.09	35,217	0.14	2.62	1.10	34
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan SmartRetirement® Blend 2065 Fund
Class I
November 1, 2022 (i) through June 30, 2023	$15.00	$0.24	$2.04	$2.28	$(0.09)	$17.19
Class R2
November 1, 2022 (i) through June 30, 2023	15.00	0.19	2.03	2.22	(0.07)	17.15
Class R3
November 1, 2022 (i) through June 30, 2023	15.00	0.21	2.04	2.25	(0.08)	17.17
Class R4
November 1, 2022 (i) through June 30, 2023	15.00	0.24	2.04	2.28	(0.09)	17.19
Class R5
November 1, 2022 (i) through June 30, 2023	15.00	0.26	2.03	2.29	(0.09)	17.20
Class R6
November 1, 2022 (i) through June 30, 2023	15.00	0.32	1.98	2.30	(0.09)	17.21

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of operations.

164

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)(h)	Net investment income (loss)(b)(h)	Expenses without waivers and reimbursements(f)(h)	Portfolio turnover rate(d)

15.25%	$23	0.33%	2.29%	16.89%	29%

14.89	23	0.83	1.76	17.40	29

15.07	23	0.58	2.01	17.14	29

15.25	23	0.33	2.26	16.88	29

15.34	23	0.18	2.41	16.73	29

15.43	7,412	0.08	2.97	6.59	29

165

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 12 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan SmartRetirement® Blend Income Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund(1)	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM IV	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2065 Fund(2)	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM IV	Diversified

(1)
On February 9, 2023, the Board approved the liquidation of JPMorgan SmartRetirement® Blend 2015 Fund, which will occur on or about October
25, 2023. As of February 16, 2023, JPMorgan SmartRetirement® Blend 2015 Fund no longer accepted purchases from new investors and effective October 23, 2023, will no longer accept additional purchases by existing shareholders.

(2)	Commencement of operations was November 1, 2022.
JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation and the JPMorgan SmartRetirement® Blend 2015 Fund seeks to provide total return consisting of current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

166	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trusts (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	167

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
JPMorgan SmartRetirement® Blend Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$18,766	$813	$19,579
Collateralized Mortgage Obligations	—	5,356	335	5,691
Commercial Mortgage-Backed Securities	—	3,124	—	3,124
Corporate Bonds	—	35,516	—	35,516
Exchange-Traded Funds	226,791	—	—	226,791
Foreign Government Securities	—	565	—	565
Investment Companies	241,464	—	—	241,464
Mortgage-Backed Securities	—	36,418	—	36,418
Municipal Bonds	—	67	—	67
U.S. Treasury Obligations	—	44,721	—	44,721
Short-Term Investments
Investment Companies	37,443	—	—	37,443
Total Investments in Securities	$505,698	$144,533	$1,148	$651,379
Appreciation in Other Financial Instruments
Futures Contracts	$115	$—	$—	$115
Depreciation in Other Financial Instruments
Futures Contracts	(434)	—	—	(434)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(319)	$—	$—	$(319)

JPMorgan SmartRetirement® Blend 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$432	$51	$483
Collateralized Mortgage Obligations	—	143	—	143
Commercial Mortgage-Backed Securities	—	166	—	166
Corporate Bonds	—	1,035	—	1,035
Exchange-Traded Funds	7,308	—	—	7,308
Investment Companies	7,484	—	—	7,484
Mortgage-Backed Securities	—	1,198	—	1,198
Municipal Bonds	—	5	—	5
U.S. Treasury Obligations	—	1,566	—	1,566
Short-Term Investments
Investment Companies	1,434	—	—	1,434
Total Investments in Securities	$16,226	$4,545	$51	$20,822
Appreciation in Other Financial Instruments
Futures Contracts	$4	$—	$—	$4
Depreciation in Other Financial Instruments
Futures Contracts	(5)	—	—	(5)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1)	$—	$—	$(1)

168	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$34,202	$1,588	$35,790
Collateralized Mortgage Obligations	—	8,670	639	9,309
Commercial Mortgage-Backed Securities	—	5,607	—	5,607
Corporate Bonds	—	50,601	—	50,601
Exchange-Traded Funds	301,298	—	—	301,298
Foreign Government Securities	—	603	—	603
Investment Companies	325,791	—	—	325,791
Mortgage-Backed Securities	—	53,976	—	53,976
Municipal Bonds	—	113	—	113
U.S. Treasury Obligations	—	45,618	—	45,618
Short-Term Investments
Investment Companies	47,319	—	—	47,319
Total Investments in Securities	$674,408	$199,390	$2,227	$876,025
Appreciation in Other Financial Instruments
Futures Contracts	$156	$—	$—	$156
Depreciation in Other Financial Instruments
Futures Contracts	(597)	—	—	(597)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(441)	$—	$—	$(441)

JPMorgan SmartRetirement® Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$54,084	$2,263	$56,347
Collateralized Mortgage Obligations	—	16,862	893	17,755
Commercial Mortgage-Backed Securities	—	8,754	—	8,754
Corporate Bonds	—	99,857	—	99,857
Exchange-Traded Funds	679,014	—	—	679,014
Foreign Government Securities	—	1,332	—	1,332
Investment Companies	764,898	—	—	764,898
Mortgage-Backed Securities	—	93,872	—	93,872
Municipal Bonds	—	201	—	201
U.S. Treasury Obligations	—	110,677	—	110,677
Short-Term Investments
Investment Companies	38,256	—	—	38,256
Total Investments in Securities	$1,482,168	$385,639	$3,156	$1,870,963
Appreciation in Other Financial Instruments
Futures Contracts	$275	$—	$—	$275
Depreciation in Other Financial Instruments
Futures Contracts	(776)	—	—	(776)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(501)	$—	$—	$(501)

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	169

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$54,683	$2,117	$56,800
Collateralized Mortgage Obligations	—	20,653	994	21,647
Commercial Mortgage-Backed Securities	—	10,420	—	10,420
Corporate Bonds	—	103,286	—	103,286
Exchange-Traded Funds	864,855	—	—	864,855
Foreign Government Securities	—	1,326	—	1,326
Investment Companies	1,049,431	—	—	1,049,431
Mortgage-Backed Securities	—	95,535	—	95,535
Municipal Bonds	—	211	—	211
U.S. Treasury Obligations	—	123,375	—	123,375
Short-Term Investments
Investment Companies	37,281	—	—	37,281
Total Investments in Securities	$1,951,567	$409,489	$3,111	$2,364,167
Appreciation in Other Financial Instruments
Futures Contracts	$705	$—	$—	$705
Depreciation in Other Financial Instruments
Futures Contracts	(570)	—	—	(570)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$135	$—	$—	$135

JPMorgan SmartRetirement® Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$12,102	$427	$12,529
Collateralized Mortgage Obligations	—	6,077	279	6,356
Commercial Mortgage-Backed Securities	—	3,348	—	3,348
Corporate Bonds	—	29,053	—	29,053
Exchange-Traded Funds	946,027	—	—	946,027
Investment Companies	1,256,707	—	—	1,256,707
Mortgage-Backed Securities	—	25,639	—	25,639
Municipal Bonds	—	56	—	56
U.S. Treasury Obligations	—	41,409	—	41,409
Short-Term Investments
Investment Companies	52,938	—	—	52,938
Total Investments in Securities	$2,255,672	$117,684	$706	$2,374,062
Appreciation in Other Financial Instruments
Futures Contracts	$1,493	$—	$—	$1,493
Depreciation in Other Financial Instruments
Futures Contracts	(564)	—	—	(564)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$929	$—	$—	$929

170	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

There were no significant transfers into or out of level 3 for the year ended June 30, 2023.
JPMorgan SmartRetirement® Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$907,113	$—	$—	$907,113
Investment Companies	1,215,462	—	—	1,215,462
U.S. Treasury Obligations	—	5,775	—	5,775
Short-Term Investments
Investment Companies	29,871	—	—	29,871
Total Investments in Securities	$2,152,446	$5,775	$—	$2,158,221
Appreciation in Other Financial Instruments
Futures Contracts	$879	$—	$—	$879
Depreciation in Other Financial Instruments
Futures Contracts	(512)	—	—	(512)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$367	$—	$—	$367

JPMorgan SmartRetirement® Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$800,919	$—	$—	$800,919
Investment Companies	976,268	—	—	976,268
U.S. Treasury Obligations	—	4,784	—	4,784
Short-Term Investments
Investment Companies	31,032	—	—	31,032
Total Investments in Securities	$1,808,219	$4,784	$—	$1,813,003
Appreciation in Other Financial Instruments
Futures Contracts	$684	$—	$—	$684
Depreciation in Other Financial Instruments
Futures Contracts	(425)	—	—	(425)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$259	$—	$—	$259

JPMorgan SmartRetirement® Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$652,808	$—	$—	$652,808
Investment Companies	775,315	—	—	775,315
U.S. Treasury Obligations	—	3,640	—	3,640
Short-Term Investments
Investment Companies	21,739	—	—	21,739
Total Investments in Securities	$1,449,862	$3,640	$—	$1,453,502
Appreciation in Other Financial Instruments
Futures Contracts	$565	$—	$—	$565

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	171

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2050 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(341)	$—	$—	$(341)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$224	$—	$—	$224

JPMorgan SmartRetirement® Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$377,002	$—	$—	$377,002
Investment Companies	447,520	—	—	447,520
U.S. Treasury Obligations	—	2,227	—	2,227
Short-Term Investments
Investment Companies	16,149	—	—	16,149
Total Investments in Securities	$840,671	$2,227	$—	$842,898
Appreciation in Other Financial Instruments
Futures Contracts	$326	$—	$—	$326
Depreciation in Other Financial Instruments
Futures Contracts	(197)	—	—	(197)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$129	$—	$—	$129

JPMorgan SmartRetirement® Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$175,671	$—	$—	$175,671
Investment Companies	208,211	—	—	208,211
U.S. Treasury Obligations	—	817	—	817
Short-Term Investments
Investment Companies	10,279	—	—	10,279
Total Investments in Securities	$394,161	$817	$—	$394,978
Appreciation in Other Financial Instruments
Futures Contracts	$145	$—	$—	$145
Depreciation in Other Financial Instruments
Futures Contracts	(91)	—	—	(91)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$54	$—	$—	$54

172	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2065 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,629	$—	$—	$7,629

(a)	Please refer to the SOI for specifics of portfolio holdings.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
JPMorgan SmartRetirement® Blend Income Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2023
Investments in Securities:
Asset-Backed Securities	$9,811	$— (a)	$44	$— (a)	$—	$(795)	$807	$(9,054)	$813
Collateralized Mortgage Obligations	1,440	—	(1)	— (a)	—	(382)	363	(1,085)	335
Commercial Mortgage-Backed Securities	168	—	—	—	—	—	—	(168)	—
Total	$11,419	$— (a)	$43	$— (a)	$—	$(1,177)	$1,170	$(10,307)	$1,148

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2023, which were valued using significant unobservable inputs (level 3) amounted to $37.
For the year ended June 30, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
JPMorgan SmartRetirement® Blend 2015 Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2023
Investments in Securities:
Asset-Backed Securities	$68	$—	$3	$— (a)	$—	$(21)	$69	$(68)	$51
Collateralized Mortgage Obligations	76	—	(1)	—	—	—	—	(75)	—
Commercial Mortgage-Backed Securities	7	—	—	—	—	—	—	(7)	—
Total	$151	$—	$2	$— (a)	$—	$(21)	$69	$(150)	$51

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2023, which were valued using significant unobservable inputs (level 3) amounted to $3.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	173

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
For the year ended June 30, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
JPMorgan SmartRetirement® Blend 2020 Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2023
Investments in Securities:
Asset-Backed Securities	$18,962	$— (a)	$94	$— (a)	$—	$(1,743)	$1,563	$(17,288)	$1,588
Collateralized Mortgage Obligations	4,381	—	(2)	— (a)	—	(713)	723	(3,750)	639
Commercial Mortgage-Backed Securities	265	—	—	—	—	—	—	(265)	—
Total	$23,608	$— (a)	$92	$— (a)	$—	$(2,456)	$2,286	$(21,303)	$2,227

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2023, which were valued using significant unobservable inputs (level 3) amounted to $73.
For the year ended June 30, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
JPMorgan SmartRetirement® Blend 2025 Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2023
Investments in Securities:
Asset-Backed Securities	$26,420	$— (a)	$132	$— (a)	$—	$(2,481)	$2,315	$(24,123)	$2,263
Collateralized Mortgage Obligations	6,606	—	(3)	— (a)	—	(1,037)	934	(5,607)	893
Commercial Mortgage-Backed Securities	423	—	—	—	—	—	—	(423)	—
Total	$33,449	$— (a)	$129	$— (a)	$—	$(3,518)	$3,249	$(30,153)	$3,156

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2023, which were valued using significant unobservable inputs (level 3) amounted to $102.
For the year ended June 30, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
JPMorgan SmartRetirement® Blend 2030 Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2023
Investments in Securities:
Asset-Backed Securities	$24,987	$— (a)	$123	$— (a)	$—	$(2,330)	$2,179	$(22,842)	$2,117

174	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2030 Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2023
Collateralized Mortgage Obligations	$6,096	$—	$(3)	$— (a)	$—	$(1,101)	$1,144	$(5,142)	$994
Commercial Mortgage-Backed Securities	376	—	—	—	—	—	—	(376)	—
Total	$31,459	$— (a)	$120	$— (a)	$—	$(3,431)	$3,323	$(28,360)	$3,111

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2023, which were valued using significant unobservable inputs (level 3) amounted to $94.
For the year ended June 30, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2015 Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 purchased when-issued securities, including To Be Announced securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
As of June 30, 2023, Funds had no investments in when-issued securities, delayed delivery securities or forward commitments.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
JPMorgan SmartRetirement® Blend Income Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$—	$10,872	$391	$— (b)	$51	$10,532	216	$3	$—
JPMorgan BetaBuilders International Equity ETF (a)	53,325	24,461	12,129	30	8,929	74,616	1,360	1,678	—

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	175

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend Income Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$8,939	$1,346	$4,785	$279	$(305)	$5,474	65	$223	$—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	39,718	53,193	13,266	(2,020)	386	78,011	1,689	1,394	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	13,153	6,956	3,627	(220)	2,150	18,412	232	228	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	11,193	6,260	3,396	(408)	2,058	15,707	277	190	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	3,123	—	2,571	(347)	458	663	15	130	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	52,847	25,037	7,681	(964)	(1,348)	67,891	9,469	2,135	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	10,017	179	9,434	(1,796)	1,370	336	57	134	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	26,933	6,712	23,283	(3,414)	3,571	10,519	678	585	—
JPMorgan Equity Index Fund Class R6 Shares (a)	108,970	34,603	33,909	(2,864)	22,946	129,746	1,943	1,844	22
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	6,866	74	7,024	(520)	604	—	—	74	—
JPMorgan High Yield Fund Class R6 Shares (a)	25,275	12,406	4,729	(576)	596	32,972	5,326	1,845	—
JPMorgan Inflation Managed Bond ETF (a)	43,296	2,220	20,483	(1,063)	(594)	23,376	506	1,406	122
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c)	45,463	198,151	206,171	—	—	37,443	37,443	1,452	—
Total	$449,118	$382,470	$352,879	$(13,883)	$40,872	$505,698		$13,321	$144

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2023.

JPMorgan SmartRetirement® Blend 2015 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$—	$344	$37	$— (b)	$2	$309	7	$— (b)	$—
JPMorgan BetaBuilders International Equity ETF (a)	2,476	596	1,121	48	319	2,318	42	55	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	373	72	274	19	(17)	173	2	7	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	1,842	1,728	864	(86)	31	2,651	58	52	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	150	29	181	(18)	27	7	—(b )	2	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,451	515	722	(38)	(29)	2,177	304	77	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	464	5	446	(142)	130	11	2	5	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,236	67	947	(119)	109	346	22	23	—
JPMorgan Equity Index Fund Class R6 Shares (a)	4,798	633	2,383	312	516	3,876	58	67	1
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	309	4	317	(20)	24	—	—	3	—
JPMorgan High Yield Fund Class R6 Shares (a)	1,171	150	261	(24)	38	1,074	173	71	—

176	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2015 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Inflation Managed Bond ETF (a)	$2,010	$96	$1,300	$(36)	$(13)	$757	16	$53	$5
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c)	2,278	7,937	8,781	—	—	1,434	1,434	40	—
Total	$19,558	$12,176	$17,634	$(104)	$1,137	$15,133		$455	$6

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2023.

JPMorgan SmartRetirement® Blend 2020 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$—	$14,711	$628	$— (b)	$70	$14,153	290	$5	$—
JPMorgan BetaBuilders International Equity ETF (a)	96,934	15,121	26,598	438	14,151	100,046	1,823	2,483	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	13,419	505	6,211	663	(814)	7,562	90	328	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	71,571	67,428	37,442	(5,987)	3,415	98,985	2,143	2,164	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	23,860	5,188	7,295	(397)	3,448	24,804	313	370	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	20,303	3,776	5,464	(652)	3,196	21,159	373	311	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	5,417	—	4,354	(609)	782	1,236	28	222	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	95,225	10,837	10,991	(1,400)	(2,214)	91,457	12,756	3,488	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	18,241	261	17,232	(3,393)	2,648	525	88	235	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	48,966	4,083	38,885	(5,800)	5,780	14,144	912	1,018	—
JPMorgan Equity Index Fund Class R6 Shares (a)	198,082	15,640	68,956	(4,725)	35,634	175,675	2,631	3,010	38
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	12,454	141	12,752	(843)	1,000	—	—	141	—
JPMorgan High Yield Fund Class R6 Shares (a)	46,029	7,280	9,489	(1,105)	1,275	43,990	7,107	2,990	—
JPMorgan Inflation Managed Bond ETF (a)	78,135	1,513	43,583	(2,242)	(470)	33,353	722	2,341	212
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c)	83,356	234,996	271,033	—	—	47,319	47,319	2,236	—
Total	$811,992	$381,480	$560,913	$(26,052)	$67,901	$674,408		$21,342	$250

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2023.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	177

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2025 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$—	$40,113	$1,248	$(1)	$207	$39,071	802	$13	$—
JPMorgan BetaBuilders International Equity ETF (a)	215,958	44,610	46,496	(396)	35,191	248,867	4,534	5,930	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	35,881	2,755	19,700	1,302	(1,497)	18,741	222	789	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	121,240	131,903	41,710	(6,634)	1,462	206,261	4,467	4,042	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	53,002	17,493	14,934	(414)	7,983	63,130	796	862	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	44,866	14,588	11,158	(1,509)	7,390	54,177	954	739	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	7,993	—	4,324	(625)	838	3,882	87	372	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	161,324	33,956	7,485	(906)	(5,574)	181,315	25,288	6,221	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	38,799	4,489	36,723	(9,300)	7,583	4,848	816	647	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	106,028	21,483	88,763	(8,496)	8,768	39,020	2,516	2,368	—
JPMorgan Equity Index Fund Class R6 Shares (a)	405,439	79,655	110,608	(5,753)	76,568	445,301	6,669	6,760	81
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	19,355	193	19,777	(1,455)	1,684	—	—	193	—
JPMorgan High Yield Fund Class R6 Shares (a)	83,677	21,209	10,744	(1,248)	1,520	94,414	15,253	5,837	—
JPMorgan Inflation Managed Bond ETF (a)	71,818	19,015	43,268	(3,111)	431	44,885	972	2,408	200
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	86,271	458,134	506,149	—	—	38,256	38,256	2,599	—
Total	$1,451,651	$889,596	$963,087	$(38,546)	$142,554	$1,482,168		$39,780	$281

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

JPMorgan SmartRetirement® Blend 2030 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$—	$65,857	$1,309	$(1)	$336	$64,883	1,332	$22	$—
JPMorgan BetaBuilders International Equity ETF (a)	325,358	75,798	62,384	(3,079)	57,328	393,021	7,160	9,188	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	54,675	8,323	34,015	2,001	(1,705)	29,279	347	1,297	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	118,802	82,421	11,674	(2,020)	(3,084)	184,445	3,994	3,909	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	78,640	32,939	22,594	(366)	11,864	100,483	1,267	1,332	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	67,478	27,435	17,371	(2,696)	11,245	86,091	1,516	1,141	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	4,149	1,489	3,763	(431)	628	2,072	47	229	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	158,071	50,027	15,791	(2,080)	(4,633)	185,594	25,885	6,364	—

178	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2030 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$31,678	$4,003	$29,431	$(8,867)	$7,169	$4,552	766	$661	$—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	164,683	42,617	143,583	(15,061)	16,136	64,792	4,177	3,706	—
JPMorgan Equity Index Fund Class R6 Shares (a)	624,806	106,518	157,042	(8,623)	117,275	682,934	10,228	10,433	128
JPMorgan High Yield Fund Class R6 Shares (a)	91,217	35,818	15,541	(1,791)	1,856	111,559	18,023	6,581	—
JPMorgan Inflation Managed Bond ETF (a)	13,894	14,098	23,160	(864)	613	4,581	99	392	37
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	78,148	569,207	610,074	—	—	37,281	37,281	1,962	—
Total	$1,811,599	$1,116,550	$1,147,732	$(43,878)	$215,028	$1,951,567		$47,217	$165

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

JPMorgan SmartRetirement® Blend 2035 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$—	$79,211	$—	$—	$395	$79,606	1,634	$26	$—
JPMorgan BetaBuilders International Equity ETF (a)	364,580	95,655	49,139	(4,240)	66,455	473,311	8,623	10,933	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	60,874	9,634	36,095	2,365	(2,094)	34,684	411	1,519	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	81,298	74,007	22,130	(4,235)	718	129,658	2,807	2,763	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	89,372	36,494	17,059	(1,126)	14,214	121,895	1,538	1,551	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	75,817	35,055	16,372	(2,465)	12,427	104,462	1,839	1,340	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	14,454	—	12,548	(1,815)	2,320	2,411	54	589	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	243,406	80,402	3,562	(701)	(9,851)	309,694	43,193	10,200	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,663	537	12,984	(3,933)	3,126	1,409	237	274	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	183,956	48,103	154,113	(21,128)	22,656	79,474	5,124	4,266	—
JPMorgan Equity Index Fund Class R6 Shares (a)	706,869	131,525	155,483	(8,782)	134,117	808,246	12,105	12,175	149
JPMorgan High Yield Fund Class R6 Shares (a)	40,939	19,113	2,115	(258)	205	57,884	9,351	3,151	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	86,236	492,159	525,457	—	—	52,938	52,938	2,261	—
Total	$1,962,464	$1,101,895	$1,007,057	$(46,318)	$244,688	$2,255,672		$51,048	$149

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	179

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2040 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$—	$84,249	$—	$—	$422	$84,671	1,738	$28	$—
JPMorgan BetaBuilders International Equity ETF (a)	364,558	119,959	63,739	(4,274)	66,404	482,908	8,798	11,103	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	61,370	10,410	35,651	2,198	(2,085)	36,242	429	1,655	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	43,542	15,454	—	—	(1,775)	57,221	1,239	1,307	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	88,917	42,301	17,379	(1,276)	13,916	126,479	1,596	1,591	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	75,843	37,148	15,517	(2,224)	12,523	107,773	1,897	1,333	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	7,623	4,494	390	(75)	167	11,819	265	560	—
JPMorgan Core Bond Fund Class R6 Shares (a)	43,506	15,502	—	—	(1,817)	57,191	5,612	1,587	3
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	130,365	46,869	—	—	(5,518)	171,716	23,949	5,492	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	16,383	1,586	7,271	(3,346)	3,291	10,643	1,792	735	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	184,082	56,544	157,633	(20,311)	21,905	84,587	5,454	4,323	—
JPMorgan Equity Index Fund Class R6 Shares (a)	717,743	116,451	118,405	(7,602)	135,184	843,371	12,631	12,462	152
JPMorgan High Yield Fund Class R6 Shares (a)	30,708	19,376	1,960	(239)	69	47,954	7,747	2,492	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	38,718	485,188	494,035	—	—	29,871	29,871	1,380	—
Total	$1,803,358	$1,055,531	$911,980	$(37,149)	$242,686	$2,152,446		$46,048	$155

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

JPMorgan SmartRetirement® Blend 2045 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$—	$78,743	$2,733	$81	$391	$76,482	1,570	$25	$—
JPMorgan BetaBuilders International Equity ETF (a)	320,330	120,333	56,317	(3,318)	58,519	439,547	8,008	9,949	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	53,611	9,253	29,886	1,779	(1,720)	33,037	391	1,478	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	17,601	8,507	—	—	(748)	25,360	549	550	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	78,306	40,773	14,623	(1,359)	12,781	115,878	1,462	1,430	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	66,587	33,180	10,046	(1,664)	10,513	98,570	1,735	1,203	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	7,810	4,488	352	(67)	166	12,045	270	573	—
JPMorgan Core Bond Fund Class R6 Shares (a)	17,588	8,523	—	—	(765)	25,346	2,487	670	1
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	52,701	25,736	—	—	(2,336)	76,101	10,614	2,314	—

180	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2045 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$6,464	$948	$1,081	$(370)	$553	$6,514	1,097	$399	$—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	161,548	49,139	132,953	(19,498)	20,765	79,001	5,094	3,823	—
JPMorgan Equity Index Fund Class R6 Shares (a)	631,823	114,342	83,746	(7,151)	121,820	777,088	11,638	11,184	135
JPMorgan High Yield Fund Class R6 Shares (a)	7,812	4,889	442	(50)	9	12,218	1,974	635	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	36,169	436,205	441,342	—	—	31,032	31,032	1,104	—
Total	$1,458,350	$935,059	$773,521	$(31,617)	$219,948	$1,808,219		$35,337	$136

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

JPMorgan SmartRetirement® Blend 2050 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$—	$65,314	$2,199	$65	$307	$63,487	1,303	$21	$—
JPMorgan BetaBuilders International Equity ETF (a)	246,534	113,715	39,022	(2,230)	45,690	364,687	6,644	8,109	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	41,183	7,723	21,533	1,164	(1,188)	27,349	324	1,171	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	10,817	2,647	—	—	(422)	13,042	283	320	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	60,280	36,631	9,547	(933)	9,867	96,298	1,215	1,150	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	51,204	32,403	8,531	(1,226)	8,197	82,047	1,444	960	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	4,835	1,130	159	(31)	123	5,898	132	318	—
JPMorgan Core Bond Fund Class R6 Shares (a)	10,809	2,820	—	—	(432)	13,197	1,295	388	1
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	32,389	8,581	—	—	(1,312)	39,658	5,531	1,344	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,897	950	—	—	87	4,934	831	263	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	124,287	40,507	100,220	(13,633)	14,589	65,530	4,225	3,009	—
JPMorgan Equity Index Fund Class R6 Shares (a)	488,211	136,073	70,670	(6,412)	98,811	646,013	9,675	9,008	106
JPMorgan High Yield Fund Class R6 Shares (a)	4,833	1,347	211	(19)	33	5,983	967	349	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	26,791	384,644	389,696	—	—	21,739	21,739	983	—
Total	$1,106,070	$834,485	$641,788	$(23,255)	$174,350	$1,449,862		$27,393	$107

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	181

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2055 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$—	$37,795	$1,271	$38	$177	$36,739	754	$12	$—
JPMorgan BetaBuilders International Equity ETF (a)	140,223	61,011	15,887	(844)	26,151	210,654	3,838	4,678	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	22,789	4,424	11,497	545	(533)	15,728	186	661	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	6,025	1,700	—	—	(230)	7,495	162	181	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	34,714	21,965	6,152	(719)	5,805	55,613	702	656	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	28,225	20,604	5,668	(985)	5,207	47,383	834	545	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	2,665	671	—	—	54	3,390	76	179	—
JPMorgan Core Bond Fund Class R6 Shares (a)	6,020	1,804	—	—	(236)	7,588	745	220	— (b)
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	18,039	5,480	—	—	(717)	22,802	3,180	760	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,147	640	—	—	48	2,835	477	146	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	68,786	26,749	58,367	(7,716)	8,466	37,918	2,445	1,724	—
JPMorgan Equity Index Fund Class R6 Shares (a)	268,949	84,833	33,570	(2,889)	55,617	372,940	5,585	5,128	61
JPMorgan High Yield Fund Class R6 Shares (a)	2,665	773	12	(1)	12	3,437	556	197	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c)	15,007	211,876	210,734	—	—	16,149	16,149	570	—
Total	$616,254	$480,325	$343,158	$(12,571)	$99,821	$840,671		$15,657	$61

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2023.

JPMorgan SmartRetirement® Blend 2060 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (a)	$—	$17,312	$—	$—	$82	$17,394	357	$6	$—
JPMorgan BetaBuilders International Equity ETF (a)	54,500	41,356	9,062	(827)	11,793	97,760	1,781	2,084	—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	8,663	2,828	4,030	99	(130)	7,430	88	271	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (a)	2,304	1,522	—	—	(89)	3,737	81	76	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	13,000	13,059	2,493	(442)	2,702	25,826	326	280	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	11,295	11,197	2,216	(396)	2,124	22,004	387	233	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (a)	963	537	—	—	20	1,520	34	73	—
JPMorgan Core Bond Fund Class R6 Shares (a)	2,309	1,517	—	—	(92)	3,734	366	92	— (b)
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	6,887	4,606	—	—	(280)	11,213	1,564	317	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	776	482	—	—	13	1,271	214	58	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	25,704	15,282	24,078	(4,137)	4,597	17,368	1,120	724	—

182	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

JPMorgan SmartRetirement® Blend 2060 Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Equity Index Fund Class R6 Shares (a)	$100,069	$59,826	$9,972	$(1,278)	$24,439	$173,084	2,592	$2,205	$25
JPMorgan High Yield Fund Class R6 Shares (a)	963	576	—	—	2	1,541	249	80	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (c)	11,956	121,961	123,638	—	—	10,279	10,279	285	—
Total	$239,389	$292,061	$175,489	$(6,981)	$45,181	$394,161		$6,784	$25

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2023.

JPMorgan SmartRetirement® Blend 2065 Fund
For the year ended June 30, 2023
Security Description	Value at November 1, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Emerging Markets Equity ETF (b)	$—	$335	$—	$—	$1	$336	7	$— (c)	$—
JPMorgan BetaBuilders International Equity ETF (b)	—	1,862	129	— (c)	60	1,793	32	27	—
JPMorgan BetaBuilders MSCI US REIT ETF (b)	—	147	12	1	3	139	2	2	—
JPMorgan BetaBuilders U.S. Aggregate Bond ETF (b)	—	71	—	—	— (c)	71	1	1	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (b)	—	58	59	1	—	—	—	—	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (b)	—	50	49	(1)	—	—	—	—	—
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF (b)	—	29	—	—	—	29	1	— (c)	—
JPMorgan Core Bond Fund Class R6 Shares (b)	—	72	—	—	(1)	71	7	1	— (c)
JPMorgan Core Plus Bond Fund Class R6 Shares (b)	—	217	—	—	(3)	214	30	2	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (b)	—	18	— (c)	— (c)	—	18	3	— (c)	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (b)	—	570	347	1	14	238	16	2	—
JPMorgan Equity Index Fund Class R6 Shares (b)	—	3,236	166	(1)	274	3,343	50	18	— (c)
JPMorgan High Yield Fund Class R6 Shares (b)	—	28	—	—	— (c)	28	4	—	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (d)	—	6,740	6,317	—	—	423	423	5	—
Total	$—	$13,433	$7,079	$1	$348	$6,703		$58	$—(c )

(a)	Commencement of operations was November 1, 2022.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Amount rounds to less than one thousand.
(d)	The rate shown is the current yield as of June 30, 2023.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	183

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Futures Contracts— The Funds used treasury and index futures contracts to manage and hedge interest rate and equity price risks associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended June 30, 2023:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
Futures Contracts:
Average Notional Balance Long	$1,831	$52	$2,372	$21,992
Average Notional Balance Short	(23,892)	(826)	(37,809)	(47,521)
Ending Notional Balance Long	12,353	337	15,272	35,261
Ending Notional Balance Short	(25,708)	(456)	(35,183)	(53,704)

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund
Futures Contracts:
Average Notional Balance Long	$31,475	$40,000	$26,515	$21,028
Average Notional Balance Short	(55,813)	(54,103)	(54,609)	(44,292)
Ending Notional Balance Long	51,642	81,370	54,554	43,891
Ending Notional Balance Short	(53,783)	(53,412)	(48,421)	(40,312)

184	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
Futures Contracts:
Average Notional Balance Long	$17,951	$9,948	$5,017	$241
Average Notional Balance Short	(33,465)	(18,958)	(7,511)	—
Ending Notional Balance Long	35,697	20,655	9,317	—
Ending Notional Balance Short	(32,306)	(18,649)	(8,510)	—
G. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2023, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$115	$4	$156	$275	$705
Unrealized Depreciation on Futures Contracts *	(344)	(2)	(474)	(518)	(250)
Interest Rate Risk Exposure:
Unrealized Depreciation on Futures Contracts *	(90)	(3)	(123)	(258)	(320)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	(319)	(1)	(441)	(501)	135

	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$1,493	$879	$684	$565	$326
Unrealized Depreciation on Futures Contracts *	(245)	(222)	(183)	(147)	(85)
Interest Rate Risk Exposure:
Unrealized Depreciation on Futures Contracts *	(319)	(290)	(242)	(194)	(112)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	929	367	259	224	129

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	185

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2060 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$145
Unrealized Depreciation on Futures Contracts *	(39)
Interest Rate Risk Exposure:
Unrealized Depreciation on Futures Contracts *	(52)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	54

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2023, by primary underlying risk exposure:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(2,159)	$(59)	$(2,755)	$(3,691)	$(3,842)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(230)	7	(339)	890	1,814
Interest Rate Risk Exposure:
Futures Contracts	(90)	(3)	(123)	(258)	(320)

	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(3,493)	$(3,327)	$(2,746)	$(1,700)	$(1,461)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	2,523	1,878	1,480	1,159	650
Interest Rate Risk Exposure:
Futures Contracts	(319)	(290)	(242)	(194)	(112)

	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(491)	$(13)

186	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	$224	$—
Interest Rate Risk Exposure:
Futures Contracts	(52)	—
H. Offering and Organization Costs — Total offering costs of $131 incurred in connection with the offering of shares of JPMorgan SmartRetirement® Blend 2065 Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are/were recorded as an expense at the time the Fund commenced operations. For the year ended June 30, 2023, total offering costs amortized were $86.
I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
J. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2023 are as follows:
	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Blend Income Fund
Transfer agency fees	$— (a)	$— (a)	$— (a)	$— (a)	$1	$8	$9
JPMorgan SmartRetirement® Blend 2015 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)
JPMorgan SmartRetirement® Blend 2020 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	1	12	13
JPMorgan SmartRetirement® Blend 2025 Fund
Transfer agency fees	1	— (a)	1	— (a)	1	19	22
JPMorgan SmartRetirement® Blend 2030 Fund
Transfer agency fees	1	— (a)	— (a)	— (a)	1	22	24
JPMorgan SmartRetirement® Blend 2035 Fund
Transfer agency fees	1	— (a)	— (a)	— (a)	1	23	25
JPMorgan SmartRetirement® Blend 2040 Fund
Transfer agency fees	1	— (a)	— (a)	— (a)	1	15	17
JPMorgan SmartRetirement® Blend 2045 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	1	17	18

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	187

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Blend 2050 Fund
Transfer agency fees	$— (a)	$— (a)	$— (a)	$— (a)	$1	$15	$16
JPMorgan SmartRetirement® Blend 2055 Fund
Transfer agency fees	1	— (a)	— (a)	— (a)	— (a)	12	13
JPMorgan SmartRetirement® Blend 2060 Fund
Transfer agency fees	— (a)	— (a)	— (a)	— (a)	— (a)	9	9
JPMorgan SmartRetirement® Blend 2065 Fund
Transfer agency fees	1	— (a)	— (a)	— (a)	— (a)	— (a)	1

(a)	Amount rounds to less than one thousand.
The Funds invested in Underlying Funds and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.
K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least annually and are declared separately for each class. Prior to January 1, 2022, distributions from net investment income, if any, were generally declared and paid at least quarterly and were declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement® Blend Income Fund	$—	$145	$(145)
JPMorgan SmartRetirement® Blend 2015 Fund	—	7	(7)
JPMorgan SmartRetirement® Blend 2020 Fund	—	308	(308)
JPMorgan SmartRetirement® Blend 2025 Fund	—	282	(282)
JPMorgan SmartRetirement® Blend 2030 Fund	—	114	(114)
JPMorgan SmartRetirement® Blend 2035 Fund	—	63	(63)
JPMorgan SmartRetirement® Blend 2040 Fund	—	100	(100)
JPMorgan SmartRetirement® Blend 2045 Fund	—	100	(100)
JPMorgan SmartRetirement® Blend 2050 Fund	—	51	(51)
JPMorgan SmartRetirement® Blend 2055 Fund	—	33	(33)
JPMorgan SmartRetirement® Blend 2060 Fund	—	7	(7)
JPMorgan SmartRetirement® Blend 2065 Fund	— (a)	— (a)	— (a)

(a)	Amount rounds to less than one thousand.
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and foreign currency gains or losses.

188	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.15% of each Fund’s respective average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class R2	Class R3
0.50	0.25
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements— The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.44%	0.94%	0.69%	0.44%	0.29%	0.19%

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	189

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
The expense limitation agreements were in effect for the year ended June 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2023, with the exception of JPMorgan SmartRetirement® Blend 2065 Fund which are in place until at least October 31, 2024.
The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.
For the year ended June 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement® Blend Income Fund	$865	$177	$1	$1,043	$166
JPMorgan SmartRetirement® Blend 2015 Fund	32	16	— (a)	48	258
JPMorgan SmartRetirement® Blend 2020 Fund	1,418	237	1	1,656	196
JPMorgan SmartRetirement® Blend 2025 Fund	2,691	387	2	3,080	183
JPMorgan SmartRetirement® Blend 2030 Fund	3,279	458	2	3,739	13
JPMorgan SmartRetirement® Blend 2035 Fund	3,212	445	2	3,659	286
JPMorgan SmartRetirement® Blend 2040 Fund	2,885	402	1	3,288	203
JPMorgan SmartRetirement® Blend 2045 Fund	2,239	347	1	2,587	7
JPMorgan SmartRetirement® Blend 2050 Fund	1,724	292	1	2,017	9
JPMorgan SmartRetirement® Blend 2055 Fund	1,035	203	1	1,239	10
JPMorgan SmartRetirement® Blend 2060 Fund	446	127	1	574	59
JPMorgan SmartRetirement® Blend 2065 Fund	3	1	— (a)	4	164

(a)	Amount rounds to less than one thousand.
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023, the amount of these reimbursements were as follows:

JPMorgan SmartRetirement® Blend Income Fund	$2
JPMorgan SmartRetirement® Blend 2015 Fund	2
JPMorgan SmartRetirement® Blend 2020 Fund	2
JPMorgan SmartRetirement® Blend 2025 Fund	2
JPMorgan SmartRetirement® Blend 2030 Fund	2
JPMorgan SmartRetirement® Blend 2035 Fund	2
JPMorgan SmartRetirement® Blend 2040 Fund	2
JPMorgan SmartRetirement® Blend 2045 Fund	2
JPMorgan SmartRetirement® Blend 2050 Fund	2
JPMorgan SmartRetirement® Blend 2055 Fund	2
JPMorgan SmartRetirement® Blend 2060 Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

190	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

During the year ended June 30, 2023, JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2015 Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Blend Income Fund	$215,412	$171,247	$52,358	$28,483
JPMorgan SmartRetirement® Blend 2015 Fund	5,729	11,548	2,113	2,321
JPMorgan SmartRetirement® Blend 2020 Fund	172,424	338,688	52,057	36,862
JPMorgan SmartRetirement® Blend 2025 Fund	503,220	537,884	109,774	66,224
JPMorgan SmartRetirement® Blend 2030 Fund	634,407	606,515	111,434	66,267
JPMorgan SmartRetirement® Blend 2035 Fund	643,843	499,123	50,691	32,769
JPMorgan SmartRetirement® Blend 2040 Fund	570,343	417,946	5,691	4,929
JPMorgan SmartRetirement® Blend 2045 Fund	498,853	332,179	4,715	4,021
JPMorgan SmartRetirement® Blend 2050 Fund	449,840	252,092	3,587	3,121
JPMorgan SmartRetirement® Blend 2055 Fund	268,448	132,422	2,195	1,863
JPMorgan SmartRetirement® Blend 2060 Fund	170,101	51,851	805	790
JPMorgan SmartRetirement® Blend 2065 Fund	7,672	852	—	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$637,943	$43,462	$30,345	$13,117
JPMorgan SmartRetirement® Blend 2015 Fund	21,230	845	1,254	(409)
JPMorgan SmartRetirement® Blend 2020 Fund	856,771	70,756	51,943	18,813
JPMorgan SmartRetirement® Blend 2025 Fund	1,786,822	176,636	92,996	83,640
JPMorgan SmartRetirement® Blend 2030 Fund	2,186,808	271,634	94,140	177,494
JPMorgan SmartRetirement® Blend 2035 Fund	2,168,383	280,706	74,098	206,608
JPMorgan SmartRetirement® Blend 2040 Fund	1,914,142	291,788	47,342	244,446
JPMorgan SmartRetirement® Blend 2045 Fund	1,587,489	248,326	22,553	225,773
JPMorgan SmartRetirement® Blend 2050 Fund	1,269,779	197,908	13,961	183,947
JPMorgan SmartRetirement® Blend 2055 Fund	740,128	110,035	7,136	102,899
JPMorgan SmartRetirement® Blend 2060 Fund	365,132	32,654	2,754	29,900
JPMorgan SmartRetirement® Blend 2065 Fund	7,253	379	3	376
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain derivatives and wash sale loss deferral.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	191

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
The tax character of distributions paid during the year ended June 30, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Blend Income Fund	$14,822	$—	$14,822
JPMorgan SmartRetirement® Blend 2015 Fund	556	— **	556
JPMorgan SmartRetirement® Blend 2020 Fund	26,573	—	26,573
JPMorgan SmartRetirement® Blend 2025 Fund	44,857	—	44,857
JPMorgan SmartRetirement® Blend 2030 Fund	50,306	—	50,306
JPMorgan SmartRetirement® Blend 2035 Fund	46,773	—	46,773
JPMorgan SmartRetirement® Blend 2040 Fund	39,984	—	39,984
JPMorgan SmartRetirement® Blend 2045 Fund	30,411	—	30,411
JPMorgan SmartRetirement® Blend 2050 Fund	23,084	—	23,084
JPMorgan SmartRetirement® Blend 2055 Fund	13,007	—	13,007
JPMorgan SmartRetirement® Blend 2060 Fund	5,067	—	5,067
JPMorgan SmartRetirement® Blend 2065 Fund	6	—	6

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
**	Amount rounds to less than one thousand.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Blend Income Fund	$15,071	$14,104	$29,175
JPMorgan SmartRetirement® Blend 2015 Fund	753	994	1,747
JPMorgan SmartRetirement® Blend 2020 Fund	28,873	35,583	64,456
JPMorgan SmartRetirement® Blend 2025 Fund	57,774	37,926	95,700
JPMorgan SmartRetirement® Blend 2030 Fund	66,515	46,835	113,350
JPMorgan SmartRetirement® Blend 2035 Fund	66,877	45,771	112,648
JPMorgan SmartRetirement® Blend 2040 Fund	59,484	44,429	103,913
JPMorgan SmartRetirement® Blend 2045 Fund	47,804	28,674	76,478
JPMorgan SmartRetirement® Blend 2050 Fund	33,950	25,829	59,779
JPMorgan SmartRetirement® Blend 2055 Fund	19,998	12,743	32,741
JPMorgan SmartRetirement® Blend 2060 Fund	5,630	3,072	8,702

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

192	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$8,988	$(19,514)	$11,326
JPMorgan SmartRetirement® Blend 2015 Fund	280	(784)	(667)
JPMorgan SmartRetirement® Blend 2020 Fund	13,310	(34,284)	16,047
JPMorgan SmartRetirement® Blend 2025 Fund	25,641	(62,363)	80,925
JPMorgan SmartRetirement® Blend 2030 Fund	29,760	(58,033)	174,629
JPMorgan SmartRetirement® Blend 2035 Fund	27,889	(29,143)	203,273
JPMorgan SmartRetirement® Blend 2040 Fund	23,650	(13,631)	241,709
JPMorgan SmartRetirement® Blend 2045 Fund	17,992	(5,631)	223,873
JPMorgan SmartRetirement® Blend 2050 Fund	14,095	(2,883)	182,202
JPMorgan SmartRetirement® Blend 2055 Fund	8,047	(2,008)	102,004
JPMorgan SmartRetirement® Blend 2060 Fund	3,641	(425)	29,637
JPMorgan SmartRetirement® Blend 2065 Fund	58	(2)	376
The cumulative timing differences primarily consist of certain derivatives, post-October capital loss deferrals, trustee deferred compensation, straddle loss deferral and wash sale loss deferrals.
As of June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement® Blend Income Fund	$5,605	$13,909
JPMorgan SmartRetirement® Blend 2015 Fund	250	534
JPMorgan SmartRetirement® Blend 2020 Fund	11,502	22,782
JPMorgan SmartRetirement® Blend 2025 Fund	19,412	42,951
JPMorgan SmartRetirement® Blend 2030 Fund	19,518	38,515
JPMorgan SmartRetirement® Blend 2035 Fund	16,306	12,837
JPMorgan SmartRetirement® Blend 2040 Fund	6,967	6,664
JPMorgan SmartRetirement® Blend 2045 Fund	5,631	—
JPMorgan SmartRetirement® Blend 2050 Fund	2,883	—
JPMorgan SmartRetirement® Blend 2055 Fund	2,008	—
JPMorgan SmartRetirement® Blend 2060 Fund	425	—
JPMorgan SmartRetirement® Blend 2065 Fund	—	2

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	193

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains) and specified ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
JPMorgan SmartRetirement® Blend Income Fund	$3,437	$6,461
JPMorgan SmartRetirement® Blend 2015 Fund	1	—
JPMorgan SmartRetirement® Blend 2020 Fund	7,281	10,639
JPMorgan SmartRetirement® Blend 2025 Fund	6,864	13,570
JPMorgan SmartRetirement® Blend 2030 Fund	8,762	14,271
JPMorgan SmartRetirement® Blend 2035 Fund	5,000	15,444
JPMorgan SmartRetirement® Blend 2040 Fund	6,067	11,889
JPMorgan SmartRetirement® Blend 2045 Fund	3,257	14,086
JPMorgan SmartRetirement® Blend 2050 Fund	2,275	9,328
JPMorgan SmartRetirement® Blend 2055 Fund	1,384	6,141
JPMorgan SmartRetirement® Blend 2060 Fund	553	3,338
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund at June 30, 2023. Average borrowings from the Facility during the year ended June 30, 2023 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement® Blend 2045 Fund	$2,902	4.56%	1	$— (a)

(a)	Amount rounds to less than one thousand.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds, excluding JPMorgan SmartRetirement® Blend 2065 Fund,  (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9,

194	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended June 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2023, the following Funds had individual shareholder and/or  omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Blend Income Fund	—	— %	3	61.4%
JPMorgan SmartRetirement® Blend 2015 Fund	1	94.7	—	—
JPMorgan SmartRetirement® Blend 2020 Fund	—	—	2	64.2
JPMorgan SmartRetirement® Blend 2025 Fund	—	—	2	56.9
JPMorgan SmartRetirement® Blend 2030 Fund	—	—	2	58.6
JPMorgan SmartRetirement® Blend 2035 Fund	—	—	2	61.1
JPMorgan SmartRetirement® Blend 2040 Fund	—	—	2	61.3
JPMorgan SmartRetirement® Blend 2045 Fund	—	—	2	61.7
JPMorgan SmartRetirement® Blend 2050 Fund	—	—	3	69.0
JPMorgan SmartRetirement® Blend 2055 Fund	—	—	3	66.0
JPMorgan SmartRetirement® Blend 2060 Fund	—	—	4	69.7
JPMorgan SmartRetirement® Blend 2065 Fund	1	15.3	2	76.0
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of June 30, 2023, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds and ETFs:
% of Net Assets
JPMorgan Betabuilders Emerging Markets Equity ETF	94.9%
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	81.3
JPMorgan BetaBuilders International Equity ETF	78.0
JPMorgan Equity Index Fund	63.0
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	44.8
JPMorgan BetaBuilders U.S. Aggregate Bond ETF	35.6
JPMorgan BetaBuilders MSCI US REIT ETF	29.1
JPMorgan Emerging Markets Research Enhanced Equity Fund	26.2
JPMorgan Inflation Managed Bond ETF	21.3
JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	13.5
The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	195

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.
Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Event
Effective August 8, 2023, JPMorgan SmartRetirement@ Blend 2065 Fund was added to the Credit Facility mentioned in Note 6.

196	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust IV and Shareholders of each of the twelve funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds indicated in the table below (ten of the funds constituting JPMorgan Trust I and two of the funds constituting JPMorgan Trust IV, hereinafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund
JPMorgan SmartRetirement Blend Income Fund*
JPMorgan SmartRetirement Blend 2015 Fund*
JPMorgan SmartRetirement Blend 2020 Fund*
JPMorgan SmartRetirement Blend 2025 Fund*
JPMorgan SmartRetirement Blend 2030 Fund*
JPMorgan SmartRetirement Blend 2035 Fund*
JPMorgan SmartRetirement Blend 2040 Fund*
JPMorgan SmartRetirement Blend 2045 Fund*
JPMorgan SmartRetirement Blend 2050 Fund*
JPMorgan SmartRetirement Blend 2055 Fund*
JPMorgan SmartRetirement Blend 2060 Fund*
JPMorgan SmartRetirement Blend 2065 Fund**
*  Statement of operations for the year ended June 30, 2023 and statements of changes in net assets for the years ended June 30, 2023 and 2022.
**  Statement of operations and statement of changes in net assets for the period November 1, 2022 (commencement of operations) through June 30, 2023.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	197

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

198	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	199

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

200	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Boards' current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	201

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

202	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	203

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

204	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend Income Fund
Class I
Actual	$1,000.00	$1,064.30	$1.64	0.32%
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R2
Actual	1,000.00	1,061.80	4.14	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R3
Actual	1,000.00	1,062.50	2.86	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R4
Actual	1,000.00	1,064.40	1.64	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R5
Actual	1,000.00	1,065.00	0.82	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Class R6
Actual	1,000.00	1,065.60	0.36	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07
JPMorgan SmartRetirement® Blend 2015 Fund
Class I
Actual	1,000.00	1,062.50	1.64	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R2
Actual	1,000.00	1,059.60	4.19	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	205

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2015 Fund (continued)
Class R3
Actual	$1,000.00	$1,061.10	$2.86	0.56%
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R4
Actual	1,000.00	1,062.50	1.59	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R5
Actual	1,000.00	1,063.20	0.87	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Class R6
Actual	1,000.00	1,063.20	0.36	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Actual	1,000.00	1,065.50	1.59	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R2
Actual	1,000.00	1,062.60	4.14	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R3
Actual	1,000.00	1,063.20	2.86	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R4
Actual	1,000.00	1,065.00	1.59	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R5
Actual	1,000.00	1,065.50	0.82	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Class R6
Actual	1,000.00	1,066.70	0.31	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Actual	1,000.00	1,075.80	1.65	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R2
Actual	1,000.00	1,073.20	4.22	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R3
Actual	1,000.00	1,074.60	2.93	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class R4
Actual	1,000.00	1,076.10	1.65	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R5
Actual	1,000.00	1,076.60	0.88	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Class R6
Actual	1,000.00	1,077.10	0.36	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

206	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Actual	$1,000.00	$1,089.20	$1.71	0.33%
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R2
Actual	1,000.00	1,086.60	4.29	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R3
Actual	1,000.00	1,087.70	3.00	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R4
Actual	1,000.00	1,089.50	1.71	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R5
Actual	1,000.00	1,089.90	0.93	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Class R6
Actual	1,000.00	1,090.40	0.41	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Actual	1,000.00	1,102.00	1.62	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R2
Actual	1,000.00	1,099.10	4.22	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R3
Actual	1,000.00	1,100.70	2.92	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R4
Actual	1,000.00	1,101.90	1.62	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R5
Actual	1,000.00	1,102.70	0.83	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Class R6
Actual	1,000.00	1,103.20	0.31	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Actual	1,000.00	1,111.70	1.62	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R2
Actual	1,000.00	1,108.80	4.24	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R3
Actual	1,000.00	1,110.20	2.93	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R4
Actual	1,000.00	1,111.60	1.62	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	207

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2040 Fund (continued)
Class R5
Actual	$1,000.00	$1,112.40	$0.84	0.16%
Hypothetical	1,000.00	1,024.00	0.80	0.16
Class R6
Actual	1,000.00	1,112.80	0.31	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Actual	1,000.00	1,119.50	1.73	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R2
Actual	1,000.00	1,116.90	4.41	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R3
Actual	1,000.00	1,118.30	3.05	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R4
Actual	1,000.00	1,119.40	1.73	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R5
Actual	1,000.00	1,120.50	0.95	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Class R6
Actual	1,000.00	1,121.20	0.42	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Actual	1,000.00	1,121.70	1.79	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R2
Actual	1,000.00	1,119.10	4.41	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R3
Actual	1,000.00	1,120.40	3.10	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R4
Actual	1,000.00	1,121.60	1.79	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R5
Actual	1,000.00	1,122.30	1.00	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class R6
Actual	1,000.00	1,123.10	0.47	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Actual	1,000.00	1,121.70	1.79	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R2
Actual	1,000.00	1,118.70	4.41	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

208	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2055 Fund (continued)
Class R3
Actual	$1,000.00	$1,120.10	$3.10	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R4
Actual	1,000.00	1,121.70	1.79	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R5
Actual	1,000.00	1,122.30	1.00	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class R6
Actual	1,000.00	1,123.00	0.47	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Actual	1,000.00	1,121.20	1.79	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R2
Actual	1,000.00	1,118.80	4.41	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R3
Actual	1,000.00	1,119.80	3.10	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R4
Actual	1,000.00	1,121.10	1.79	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R5
Actual	1,000.00	1,121.80	1.00	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class R6
Actual	1,000.00	1,122.20	0.47	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09
JPMorgan SmartRetirement® Blend 2065 Fund
Class I
Actual	1,000.00	1,117.70	1.84	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R2
Actual	1,000.00	1,115.10	4.46	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R3
Actual	1,000.00	1,116.40	3.15	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R4
Actual	1,000.00	1,117.70	1.84	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R5
Actual	1,000.00	1,118.30	1.05	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	209

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2065 Fund (continued)
Class R6
Actual	$1,000.00	$1,119.00	$0.42	0.08%
Hypothetical	1,000.00	1,024.40	0.40	0.08

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

210	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2023	JPMorgan SmartRetirement® Blend Funds	211

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023:
Dividends Received Deduction
JPMorgan SmartRetirement® Blend Income Fund	11.63%
JPMorgan SmartRetirement® Blend 2020 Fund	11.58
JPMorgan SmartRetirement® Blend 2025 Fund	16.03
JPMorgan SmartRetirement® Blend 2030 Fund	22.16
JPMorgan SmartRetirement® Blend 2035 Fund	27.20
JPMorgan SmartRetirement® Blend 2040 Fund	32.18
JPMorgan SmartRetirement® Blend 2045 Fund	37.47
JPMorgan SmartRetirement® Blend 2050 Fund	38.18
JPMorgan SmartRetirement® Blend 2055 Fund	38.14
JPMorgan SmartRetirement® Blend 2060 Fund	37.64
JPMorgan SmartRetirement® Blend 2065 Fund	34.74
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023:
Long-Term Capital Gain Distribution
JPMorgan SmartRetirement® Blend 2015 Fund	$— [1]

1	Amount rounds to less than one thousand.
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023:
Qualified Dividend Income
JPMorgan SmartRetirement® Blend Income Fund	$4,048
JPMorgan SmartRetirement® Blend 2015 Fund	110
JPMorgan SmartRetirement® Blend 2020 Fund	6,518
JPMorgan SmartRetirement® Blend 2025 Fund	15,988
JPMorgan SmartRetirement® Blend 2030 Fund	24,909
JPMorgan SmartRetirement® Blend 2035 Fund	31,799
JPMorgan SmartRetirement® Blend 2040 Fund	33,445
JPMorgan SmartRetirement® Blend 2045 Fund	29,338
JPMorgan SmartRetirement® Blend 2050 Fund	23,001
JPMorgan SmartRetirement® Blend 2055 Fund	13,007
JPMorgan SmartRetirement® Blend 2060 Fund	5,067
JPMorgan SmartRetirement® Blend 2065 Fund	6

212	JPMorgan SmartRetirement® Blend Funds	June 30, 2023

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-SRB-623

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial experts are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2023 – $1,136,691

2022 – $1,136,221

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2023 – $197,327

2022 – $357,327

Audit-related fees consists of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2023 – $407,915

2022 – $407,920

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2023 and 2022, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2023 – Not applicable

2022 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2023 – 0.0%

2022 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2022 – $32.2 million

2021 – $31.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
September 1, 2023